                                                     REGISTRATION NO.333-142459

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               -----------------

                                 FORM N-3
                          REGISTRATION STATEMENT
                                   UNDER
                        THE SECURITIES ACT OF 1933     [X]
                        PRE-EFFECTIVE AMENDMENT NO.    [_]
                      POST-EFFECTIVE AMENDMENT NO. 11  [X]

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (EXACT NAME OF REGISTRANT)

                               -----------------

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          (NAME OF INSURANCE COMPANY)

             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
         (ADDRESS OF INSURANCE COMPANY'S PRINCIPAL EXECUTIVE OFFICES) INSURANCE COMPANY'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 554-1234

                               -----------------

                                  SHANE DALY
                 VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 AVENUE OF THE AMERICAS, NEW YORK, NEW YORK 10104
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                               -----------------

Approximate Date of Proposed Public Offering: Continuous.

IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX):
    [_]immediately upon filing pursuant to paragraph (b) of Rule 485.
    [X]On April 29, 2016 pursuant to paragraph (b) of Rule 485.
    [_]60 days after filing pursuant to paragraph (a) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(1) of Rule 485.
    [_]75 days after filing pursuant to paragraph (a)(2) of Rule 485.
    [_]On (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:
    [_]This post-effective amendment designates a new effective date for previously filed post-effective amendment.

Title of Securities Being Registered:

   Units of interest in Separate Accounts under variable annuity contracts.

================================================================================

EXPLANATORY NOTE:

This Post-Effective Amendment No. 11 ("PEA") to the Registration Statement No. 333-142459 ("Registration Statement") of AXA Equitable Life Insurance Company ("AXA Equitable") and its Separate Account No. 3 is being filed for the purpose of including in the Registration Statement the additions/modifications reflected in the Prospectus and Supplement to the Prospectus. Part C has also been updated pursuant to the requirements of Form N-3. The PEA does not amend any other part of the Registration Statement except as specifically noted herein.

Members Retirement Program


PROSPECTUS DATED MAY 1, 2016


PLEASE READ AND KEEP THIS PROSPECTUS FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PARTICIPATING IN THE PROGRAM OR ALLOCATING AMOUNTS UNDER THE CONTRACT. THIS PROSPECTUS SUPERSEDES ALL PRIOR PROSPECTUSES AND SUPPLEMENTS. YOU SHOULD READ THE PROSPECTUSES FOR EACH TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THE PORTFOLIOS.

--------------------------------------------------------------------------------

ABOUT THE MEMBERS RETIREMENT PROGRAM


The Program provides members of certain groups and other eligible persons several plans for the accumulation of retirement savings on a tax-deferred basis. Through trusts ("Plan Trusts") maintained under these plans, you can allocate contributions among the investment options offered under the Program. The investment options under the Program include: (1) the 3-year Guaranteed Rate Account, the 5-year Guaranteed Rate Account, the Guaranteed Interest Option, and the Money Market Guarantee Account (the "guaranteed options"), and
(2) the investment funds (the "Funds") listed in the table below.

As previously advised, on July 10, 2015, the 3-year and 5-year Guaranteed Rate Accounts were closed to contributions, transfers and loan repayments. The Money Market Guarantee Account has been closed to new amounts since January 1, 2009.


WHAT IS THE MEMBERS RETIREMENT PROGRAM CONTRACT?

The Members Retirement Program contract is a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY (the "AXA Equitable"). Contributions to the Plan Trusts maintained under the plans will be allocated among our investment funds and guaranteed options in accordance with participant instructions.

INVESTMENT OPTIONS
ASSET ALLOCATION
--------------------------------------------------------------------------------
.. All Asset Aggressive-Alt 25/(1)/
.. All Asset Growth-Alt 20/(1)/
.. All Asset Moderate Growth-Alt 15/(1)/
.. AllianceBernstein Balanced
.. AXA Aggressive Allocation/(2)/
.. AXA Conservative Allocation/(2)/
.. AXA Conservative-Plus
   Allocation/(2)/
.. AXA Moderate Allocation/(2)/
.. AXA Moderate Plus Allocation/(2)/
.. Target 2015 Allocation
.. Target 2025 Allocation
.. Target 2035 Allocation
.. Target 2045 Allocation

.. Target 2055 Allocation

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CASH EQUIVALENTS
--------------------------------------------------------------------------------
.. EQ/Money Market
.. Guaranteed Rate Accounts

.. Guaranteed Interest Option
.. Money Market Guarantee
   Account/(3)/

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INTERNATIONAL/GLOBAL STOCKS
--------------------------------------------------------------------------------
.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. EQ/International Equity Index
.. EQ/MFS International Growth
--------------------------------------------------------------------------------
BONDS
--------------------------------------------------------------------------------
.. Charter/SM/ Multi-Sector Bond
.. EQ/Intermediate Government
   Bond
.. EQ/PIMCO Ultra Short Bond
.. Multimanager Core Bond
--------------------------------------------------------------------------------
LARGE CAP STOCKS
--------------------------------------------------------------------------------
.. AllianceBernstein Growth Equity
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. EQ/Boston Advisors Equity Income
.. EQ/Calvert Socially Responsible
.. EQ/Capital Guardian Research
.. EQ/Equity 500 Index
.. EQ/Large Cap Growth Index
.. EQ/T. Rowe Price Growth Stock
.. EQ/Wells Fargo Omega Growth
--------------------------------------------------------------------------------
MID CAP STOCKS
--------------------------------------------------------------------------------
.. AllianceBernstein Mid Cap Growth
.. AXA Mid Cap Value Managed Volatility
.. EQ/Mid Cap Index
.. EQ/Morgan Stanley Mid Cap Growth
--------------------------------------------------------------------------------
SMALL CAP STOCKS
--------------------------------------------------------------------------------

.. AXA/AB Small Cap Growth

.. EQ/GAMCO Small Company Value
.. EQ/Small Company Index
--------------------------------------------------------------------------------
SPECIALTY
--------------------------------------------------------------------------------
.. EQ/GAMCO Mergers and Acquisitions
.. Multimanager Technology
--------------------------------------------------------------------------------
(1)The "All Asset" Portfolios.
(2)The "AXA Allocation" Portfolios.

(3)The Money Market Guarantee Account is closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus.


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are managed by AXA Equitable. Each of the other Funds invests in shares of a corresponding portfolio ("Portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"). You should also read the prospectuses for the Trusts and keep them for future reference.


GUARANTEED OPTIONS. The guaranteed option we offer is the Guaranteed Interest Option. The Guaranteed Interest Option is part of our general account. If you are an existing contract owner, you may still have allocated values to the Money Market Guarantee Account or the 3-Year or 5-Year Guaranteed Rate Account. The 3-year and 5-year Guaranteed Rate Accounts and Money Market Guarantee Account are closed to contributions, transfers and loan repayments. The 3-Year and 5-Year Guaranteed Accounts since July 10, 2015 and the Money Market Guarantee Account since January 1, 2009. The Money Market Guarantee Account has been closed to new contributions since January 1, 2009. See "Investment Options" later in this prospectus.


This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OR ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                         #43927

We have filed registration statements relating to this offering with the Securities and Exchange Commission. A Statement of Additional Information ("SAI"), dated May 1, 2016, which is part of one of the registration statements, is available free of charge upon request by writing to us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. The table of contents for the SAI and a request form to obtain the SAI appear at the end of this prospectus. You may also obtain a copy of this prospectus and the SAI through the SEC website at www.sec.gov. The SAI is available free of charge. You may request one by writing to our Processing Office at The Members Retirement Program, c/o AXA Equitable, Box 4875 Syracuse, NY 13221, or calling 1-800-526-2701.

Contents of this Prospectus

--------------------------------------------------------------------------------


             Index of key words and phrases                      5
             Who is AXA Equitable?                               6
             How to reach us                                     7
             The Program at a glance -- key features             9
             Employer choice of retirement plans                 9
             Plan features                                       9
             The Contract at a glance -- key features           10

             ------------------------------------------------------
             FEE TABLE                                          12
             ------------------------------------------------------

             Examples                                           13
             Condensed financial information                    13
             Financial statements of investment funds           13

             ------------------------------------------------------
             1. INVESTMENT OPTIONS                              14
             ------------------------------------------------------
             The Funds                                          14
             The Investment Trusts                              17
             Portfolios of the Investment Trusts                18
             Risks of investing in the Funds                    23
             Additional information about the Funds             24
             The guaranteed options                             24

             ------------------------------------------------------
             2. HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS  26
             ------------------------------------------------------
             For amounts in the Funds                           26
             How we determine the unit value                    26
             How we value the assets of the Funds               26

-------------
When we use the words "we,""us" and "our," we mean AXA Equitable. Please see the index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the individual plan participant in one or more of the plans available in the Program. For example, "you" and "your" may refer to the individual plan participant when the contract owner has instructed us to take participant in-plan instructions as the contract's owner's instructions under the contract. For example, in "Transfers and access to your account."

As explained in certain sections, "you" and "your" may sometimes refer to the employer. For example, "The Program" section of this prospectus is primarily directed at the employer.

No person is authorized by AXA Equitable Life Insurance Company to give any information or make any representations other than those contained in this prospectus and the SAI, or in other printed or written materials issued by AXA Equitable. You should not rely on any other information or representation.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             3. TRANSFERS AND ACCESS TO YOUR ACCOUNT            28
             ------------------------------------------------------
             Transfers among investment options                 28
             Disruptive transfer activity                       28
             Our Automated Voice Response System and our
               Internet website                                 29
             Participant loans                                  29
             Choosing benefit payment options                   29
             Proof of correct information                       31
             Benefits payable after the death of a participant  31

             ------------------------------------------------------
             4. THE PROGRAM                                     32
             ------------------------------------------------------
             Summary of plan choices                            32
             Getting started                                    32
             How to make Program contributions                  32
             Allocating Program contributions                   32
             Distributions from the investment options          33
             Rules applicable to participant distributions      33

             ------------------------------------------------------
             5. CHARGES AND EXPENSES                            35
             ------------------------------------------------------
             Charges for state premium and other applicable
               taxes                                            36
             Fees paid to associations                          36
             General information on fees and charges            36

             ------------------------------------------------------
             6. TAX INFORMATION                                 37
             ------------------------------------------------------
             Buying a contract to fund a retirement arrangement 37 Income taxation of distributions to
               qualified plan participants                      37
             In-Plan Roth rollover                              38
             Impact of taxes to AXA Equitable                   38

             ------------------------------------------------------
             7. MORE INFORMATION                                39
             ------------------------------------------------------
             About Program changes or terminations              39
             IRS disqualification                               39
             About the separate accounts                        39
             About the general account                          39
             Cybersecurity                                      39
             About legal proceedings                            40
             Financial statements                               40
             About the trustee                                  40
             Distribution of the contracts                      40
             Reports we provide and available information       40
             Acceptance                                         40


            -----------------------------------------------------------
            APPENDIX
            -----------------------------------------------------------
            I     --   Condensed financial information             I-1

            -----------------------------------------------------------
            STATEMENT OF ADDITIONAL INFORMATION
              Table of contents
            -----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.


                                                     PAGE

                   Automated Voice Response System        7
                   AXA Equitable                          6
                   beneficiary                           30
                   benefit payment options               29
                   business day                          26
                   contract                               1
                   corresponding portfolio                1
                   disruptive transfer activity          28
                   eligible rollover distributions       37
                   fair valuation                        27
                   GIO                                   25
                   GRAs                                  24
                   guaranteed options               1,10,24
                   individually designed plan            32
                   IRA                                   38
                   IRS Pre-Approved Plan                 32


                                                     PAGE

                    investment funds                      1
                    investment options                   14
                    Investment Trusts                    17
                    market timing                        28
                    Money Market Guarantee Account  1,14,25
                    Pooled Trust                         32
                    Program                              32
                    Roth 401(k)                           9
                    separate accounts                    39
                    Separate Trust                        9
                    unit value                           26
                    unit                                 26
                    3-year GRA                           25
                    5-year GRA                           25

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $573.0 billion in assets as of December 31, 2015. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

You may communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

You can reach us as indicated below to obtain:

..   Copies of any plans, trusts, adoption agreements, or enrollment or other forms used in the Program.

..   Unit values and other account information under your plan.

..   Any other information or materials that we provide in connection with the
    Program.

INFORMATION ON JOINING THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

  1-800-523-1125 (Retirement Program Specialists available weekdays 9 a.m. to 5 p.m., Eastern Time)
--------------------------------------------------------------------------------
 BY REGULAR MAIL:

  The Members Retirement Program
  c/o AXA Equitable
  Box 4875
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  The Members Retirement Program
  c/o AXA Equitable
  100 Madison St., MD-37-12
  Syracuse, NY 13202
--------------------------------------------------------------------------------
 BY INTERNET:

The Members Retirement Program website www.axa.com/mrp, provides information about the Program, as well as several interactive tools and resources that can help answer some of your retirement planning questions. The website also provides an e-mail feature that can be accessed by clicking on either "Contact us" or "Send E-Mail to AXA Equitable."

NO PERSON IS AUTHORIZED BY AXA EQUITABLE LIFE INSURANCE COMPANY TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

INFORMATION ONCE YOU JOIN THE PROGRAM
--------------------------------------------------------------------------------
 BY PHONE:

1-800-526-2701 (U.S.) or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom (Account Executives available weekdays 9 a.m. to 5 p.m., Eastern Time).
--------------------------------------------------------------------------------
 TOLL-FREE AUTOMATED VOICE RESPONSE SYSTEM:

By calling 1-800-526-2701 or 1-800-526-2701-0, you may, with your assigned personal security code, use our Automated Voice Response System to:

..   Transfer between investment options and obtain account balance information.

..   Change the allocation of future contributions and maturing guaranteed options.


..   Hear personalized performance information and fund unit values.


Our Automated Voice Response System operates 24 hours a day. You may speak with our Account Executives during regular business hours about any matters covered by our Automated Voice Response System.
--------------------------------------------------------------------------------
 BY INTERNET FOR AMOUNTS IN THE PLAN TRUST


By logging on to www.axa.com/mrp, both participants and employers can access certain retirement account information and perform certain financial transactions. Participants can access the information by clicking on Participant Log-In and entering their credentials. Participants can use the Internet to access certain retirement account information and perform certain transactions such as:


..   Investment performance, current investment fund unit values, and current guaranteed option interest rates.

..   Transfer assets between investment options and obtain account balance information.

..   Change the allocation of future contributions.

Employers can access information by clicking on Employer Log-In and entering their User ID and Password. Employers can use the Internet to access certain plan level retirement account information and perform certain transactions such as:


..   Standard and Customizable Reports


..   Online remittal of Contributions

..   Online remittal of annual Plan and Participant Census Information

..   Online Form 5500 preparation and filing (IRS Pre-Approved Plans only)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITHOUT CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Members Retirement Program
  P.O. Box 4875
  Syracuse, NY 13221
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE WITH CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  The Association Members Retirement Program
  P.O. Box 13678
  Newark, NJ 07188-3678

                             WHO IS AXA EQUITABLE?

--------------------------------------------------------------------------------
 FOR ALL CORRESPONDENCE (WITH OR WITHOUT CONTRIBUTION CHECKS) SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT DELIVERY:

  AXA Equitable
  Association Service MD 37-12
  100 Madison Street
  Syracuse, NY 13202

Your correspondence will be picked up at the mailing address noted above and delivered to our Processing Office. Your correspondence, however, is not considered received by us until it is received at our Processing Office. Our Processing Office is located at 100 Madison Street, Syracuse, NY 13202.
--------------------------------------------------------------------------------
 BY E-MAIL


We welcome your comments and questions regarding the Members Retirement Program or website. If you have a comment or suggestion email us from the Program website. Go to www.axa.com/mrp, Participant Log-In and click on "Contact Us".

                             WHO IS AXA EQUITABLE?

The Program at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER CHOICE OF RETIREMENT PLANS

Our IRS Pre-Approved Plan ("Plan") is a defined contribution prototype or volume submitter plan that can be adopted as a profit-sharing plan (401(k), SIMPLE 401(k), safe harbor 401(k) and Roth 401(k) features are available) and a defined contribution pension plan, or both. A "designated Roth contribution" ("Roth 401(k)") may be added to any of the 401(k) features. It allows eligible employees to designate all or part of their elective deferrals as Roth contributions. See "Tax Information" below.

The Plan is designed to comply with the requirements of Section 404(c) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The Program's investment options are the only investment choices under the IRS Pre-Approved Plan.

If you maintain your own individually-designed plan, which invests through our Investment Only arrangement, you may use the investment options in the Program through our Pooled Trust.

PLAN FEATURES

IRS PRE-APPROVED PLAN:

..   The Program investment options are the only investment choices.

..   Plan-level and participant-level recordkeeping, benefit payments, tax withholding and reporting provided.

..   Use of our Separate Trust.

..   No minimum amount must be invested.

..   Online Form 5500 reporting.

..   Automatic updates for law changes (may require employer adoption) and reporting.

INVESTMENT ONLY:

..   Our Pooled Trust is used for investment only.

..   Recordkeeping services provided for plan assets in Pooled Trust.

PLAN CHARGES AND EXPENSES:

..   Plan and transaction charges vary by type of plan adopted, or by specific transaction.

ADDITIONAL FEATURES FOR AMOUNTS HELD IN THE TRUST:

..   Toll-free number available for transfers and account information.

..   Internet website access to account information and transactions.

..   Participant loans (if elected by your employer; some restrictions apply).

..   Regular statements of account.

..   Retirement Program Specialist and Retirement Plan Account Manager support.

..   Daily valuation of accounts.

-------------------------------------------------------------------------------
                                                       POOLED TRUST FOR
                                                       INDIVIDUALLY
                IRS PRE-APPROVED PLAN                  DESIGNED PLANS
-------------------------------------------------------------------------------
WHO SELECTS     Participant                            Participant or Trustee,
INVESTMENTS?                                           as specified under
                                                       your "Plan"
-------------------------------------------------------------------------------
ARE LOANS                                              Yes, if permitted
AVAILABLE?      Yes, if permitted under your "Plan"    under your Plan
-------------------------------------------------------------------------------
WHEN ARE YOU                                           Benefits depend upon
ELIGIBLE FOR    Upon retirement, death, disability or  the terms of your
DISTRIBUTIONS?  termination of employment              "Plan"
-------------------------------------------------------------------------------

                    THE PROGRAM AT A GLANCE -- KEY FEATURES

The Contract at a glance -- key features

--------------------------------------------------------------------------------

CONTRIBUTIONS:

..   Can be allocated to any one option or divided among them.

..   Must be made by check or money order payable to AXA Equitable or remitted online.

..   Must be sent along with the form acceptable to AXA.

..   Are credited on the day of receipt if accompanied by properly completed forms. There are two main exceptions: if the item arrives (1) on a day that is not a business day or (2) after the close of a business day, then, in each case, we are deemed to have received that item on the next business day.

TRANSFERS AMONG INVESTMENT OPTIONS:

..   Generally, amounts may be transferred among the investment options at any time.

..   Transfers may be made through our Automated Voice Response System or
    Program website.

..   There is no charge for transfers and no tax liability.

..   Transfers from the Guaranteed Rate Accounts may not be made prior to maturity.

CHARGES AND EXPENSES:

..   Program expense charge assessed against combined value of Program assets in the Trust.

..   Investment management and accounting fees and other expenses charged on an investment fund-by-fund basis, as applicable.

..   Record maintenance and report fee.

..   Enrollment fee.

..   Indirectly, charges of underlying Portfolios for investment management,
    12b-1 fees and other expenses.

PROFESSIONAL INVESTMENT MANAGEMENT:

Through the investment funds under our contract we make available these professional investment managers who advise or sponsor the different Funds:

..   AllianceBernstein L.P.

..   Allianz Global Investors U.S. LLC

..   AXA Equitable Funds Management Group, LLC

..   BlackRock Investment Management, LLC

..   Boston Advisors, LLC

..   Calvert Investment Management, Inc.

..   Capital Guardian Trust Company

..   Diamond Hill Capital Management, Inc.

..   DoubleLine Capital, LP

..   EARNEST Partners, LLC


..   Federated Global Investment Management Corp.


..   GAMCO Asset Management, Inc.


..   Loomis, Sayles & Company, L.P.


..   Massachusetts Financial Services Company d/b/a MFS Investment Management

..   Morgan Stanley Investment Management, Inc.

..   Oppenheimer Funds, Inc.

..   Pacific Investment Management Company LLC

..   SSgA Funds Management, Inc.

..   The Dreyfus Corporation

..   T. Rowe Price Associates, Inc.

..   Wellington Management Company, LLP

..   Wells Capital Management, Inc.



BENEFIT PAYMENT OPTIONS:

..   Lump sum.

..   Installments on a time certain or dollar certain basis including automated minimum distributions if elected.

..   Fixed annuity benefit payout options as available under your employer's plan.

..   Variable annuity benefit payout options as available under your employer's plan (described in a separate prospectus for that option).

For more detailed information, we urge you to read the contents of this prospectus. This prospectus is not the group annuity contract. Please feel free to call us if you have any questions.

GUARANTEED OPTIONS:


The four guaranteed options include two Guaranteed Rate Accounts, a Guaranteed Interest Option, and a Money Market Guarantee Account. The Guaranteed Interest Option is part of our general account. The Money Market Guarantee Account and the two Guaranteed Rate Accounts are closed to new or additional contributions, transfers and loan repayments. See "Money Market Guarantee Account is closed to new money" under "Investment Options" later in this prospectus.


For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your financial professional, or call us, if you have any questions. If for any reason you are not satisfied with your contract, you may return it to us for a refund within a certain number of days.

TAX ADVANTAGES:

..  ON EARNINGS
   No tax on investment earnings until withdrawn.

..  ON TRANSFERS
   No tax on internal transfers.

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

TAX NOTE:

..   Because you are purchasing or contributing to an annuity contract to fund a retirement plan qualified under section 401 of the Internal Revenue Code (the "Code") you should be aware that the contract meets Code qualification requirements but does not provide tax deferral benefits beyond those already provided by the Code. You should consider whether the contract's features and benefits beyond tax deferral meet your needs and goals. You may also want to consider the features, benefits and costs of the contract relative to other types of arrangements. (For more information, see "Tax information" later in the prospectus.)

                   THE CONTRACT AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including the underlying trust portfolio fees and expenses. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.


-----------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE VALUE IN YOUR INVESTMENT OPTIONS AT
 THE END OF EACH MONTH EXPRESSED AS AN ANNUAL PERCENTAGE
-----------------------------------------------------------------------------------------------
Program expense charge/(1)/                  .   Prior to May 2, 2016: 1.00%
                                                 (Maximum)
                                             .   Effective May 2, 2016:
                                                 0.85% (Maximum)
-----------------------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE END OF EACH
 CALENDAR QUARTER
-----------------------------------------------------------------------------------------------
Record maintenance and report fee            $3.75
-----------------------------------------------------------------------------------------------
 CHARGES WE MAY DEDUCT FROM YOUR ACCOUNT VALUE
-----------------------------------------------------------------------------------------------
Enrollment fee/(2)/                          $25 per participant
-----------------------------------------------------------------------------------------------



A proportionate share of all fees and expenses paid by a Portfolio that corresponds to any investment fund of the Investment Trusts to which monies are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2015 charged by any of the Portfolios that apply periodically during the time that you own the contract. These fees and expenses are reflected in the investment funds' net asset value each day. Therefore, they reduce the investment return of the fund and the related investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each Portfolio's fees and expenses is contained in the prospectuses for the Trusts.



----------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
----------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2015 (expenses that are deducted from
Portfolio assets including management fees, 12b-1 fees, service fees, and/or other    Lowest Highest
expenses)/(/*/)/                                                                      0.61%  2.09%
----------------------------------------------------------------------------------------------------



(*)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2015, if applicable, and for the underlying Portfolios. Pursuant to a contract, AXA Equitable Funds Management Group, LLC has agreed to make payments or waive its management, administrative and other fees to limit the expenses of certain affiliated Portfolios through April 30, 2017 ("Expense Limitation Arrangement") (unless the Trust's Board of Trustees consents to an earlier revision or termination of this agreement). The Expense Limitation Arrangement may be terminated by AXA Equitable Funds Management Group, LLC at any time after April 30, 2017. The range of expenses in the table above does not include the effect of any Expense Limitation Arrangement. The range of expense in the table below includes the effect of the Expense Limitation Arrangements.



------------------------------------------------------------------------------------------------------
 PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
------------------------------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2015 after the effect of Expense          Lowest Highest
Limitation Arrangements/(/**/)/                                                         0.61%  1.42%
------------------------------------------------------------------------------------------------------


(**)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the All Asset Aggressive-Alt 25 Portfolio.

   For complete information regarding the Expense Limitation Arrangements see the prospectuses for the underlying Portfolios.

----------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------

                                                                             INVESTMENT
                                                                           MANAGEMENT AND    DIRECT OPERATING AND
                                                                         ACCOUNTING FEE/(3)/ OTHER EXPENSES/(4)/  TOTAL
                                                                         ------------------  -------------------- -----
AllianceBernstein Growth Equity                                          0.30%               .09%                 .39%
AllianceBernstein Mid Cap Growth                                         0.65%               .04%                 .69%
AllianceBernstein Balanced                                               0.50%               .14%                 .64%

----------------------------------------------------------------------------------
 CHARGES WE DEDUCT FROM THE FUNDS EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------
Other expenses/(4)(5)/                                                   0.01%
----------------------------------------------------------------------------------

(1)This is the maximum fee; the program expense charge you actually pay may be lower, as discussed later in this prospectus, under "Charges and expenses".

(2)This fee is charged to your employer. If your employer fails to pay this charge, we may deduct the amount from subsequent contributions or from your account value.


(3)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2015. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2016. We receive a portion of this fee for accounting and administrative services.

(4)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2015. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2016.

(5)Effective January 1, 2014, AXA Equitable voluntarily capped "Other Expenses" for the pooled trust Funds at 0.01%. The cap is currently in effect through April 30, 2017, at which time AXA Equitable will opt to continue or remove it. If the cap was not in effect, "Other Expenses" as of December 31, 2015 would have been 0.09%.

                                   FEE TABLE

EXAMPLES

These examples are intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses.

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated and assume the maximum charges applicable under the contract, including the record maintenance and report fee and the enrollment fee. Since there are no surrender charges in connection with amounts invested in the Funds, the expenses are the same whether or not the participant withdraws amounts held in any of the Funds.


The charges used in the examples are the maximum expenses. The Guaranteed Rate Accounts, Guaranteed Interest Option, and the Money Market Guarantee Account are not covered by the fee table and examples. However, ongoing expenses do apply to the Guaranteed Rate Accounts, Guaranteed Interest Option, and the Money Market Guarantee Account. These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.


SEPARATE ACCOUNT NO. 66 EXAMPLES: These examples assume that you invest $10,000 in the contract for the time periods indicated and that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:


-------------------------------------------------------------------------------------------------------
                                 IF YOU SURRENDER OR DO NOT
                               SURRENDER YOUR CONTRACT AT THE END OF IF YOU ANNUITIZE AT THE END OF THE
                                 THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
-------------------------------------------------------------------------------------------------------
                               1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
-------------------------------------------------------------------------------------------------------
INVESTMENT TRUSTS:
-------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                   $353    $1,024    $1,716    $3,545    $353     $1,024  $1,716   $3,545
-------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                   $205    $  580    $  977    $2,077    $205     $  580  $  977   $2,077
-------------------------------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES: These examples assume that you invest $10,000 in the indicated options under the contract for the time periods indicated. All other information and assumptions stated above apply. Although your actual costs may be higher or lower based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------------
                                   IF YOU SURRENDER OR DO NOT
                                 SURRENDER YOUR CONTRACT AT THE END OF IF YOU ANNUITIZE AT THE END OF THE
                                   THE APPLICABLE TIME PERIOD              APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                 1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR    3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
AllianceBernsteinGrowth Equity    $181     $509     $  857    $1,827    $181      $509   $  857   $1,827
---------------------------------------------------------------------------------------------------------
AllianceBernsteinMid Cap Growth   $207     $586     $  987    $2,098    $207      $586   $  987   $2,098
---------------------------------------------------------------------------------------------------------
AllianceBernsteinBalanced         $212     $601     $1,013    $2,152    $212      $601   $1,013   $2,152
---------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for condensed financial information concerning the Funds available as of December 31, 2015.


FINANCIAL STATEMENTS OF INVESTMENT FUNDS

Each of the investment funds is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Pooled Separate Accounts, (AllianceBernstein Growth Equity (Separate Account No. 4), AllianceBernstein Mid Cap Growth (Separate Account No. 3) and AllianceBernstein Balanced (Separate Account No. 10)) and Separate Account No. 66 as well as the financial statements of AXA Equitable are included in the SAI. The financial statements for each Trust are in the SAI for that Trust.

                                   FEE TABLE

1. Investment options

--------------------------------------------------------------------------------


We offer VARIOUS INVESTMENT OPTIONS under the contract which include: investment funds that we call the "Funds", two Guaranteed Rate Accounts and the Guaranteed Interest Option. The two Guaranteed Rate Accounts and the Money Market Guarantee Account are no longer being sold. See "Money Market Guarantee Account is closed to new money" under "Investment options" later in this prospectus for further information. We reserve the right to discontinue the offering of any Funds and either or both of the currently available Guaranteed Rate Accounts at any time with notice to you. Not all Funds, Guaranteed Rate Accounts and the Guaranteed Interest Option, may be available with all Plans.


THE FUNDS

Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. We cannot assure you that any of the Funds will meet their investment objectives.

THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

OBJECTIVE

The investment objective of the AllianceBernstein Growth Equity Fund is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June, after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds," later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Growth Equity Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVES

The AllianceBernstein Mid Cap Growth Fund seeks to achieve long-term capital growth, through a diversified portfolio of equity securities. The account attempts to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invests at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries, as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

                              INVESTMENT OPTIONS

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Account (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Portfolio will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Adviser's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub-portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The US Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to primarily add value through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the Government National Mortgage Association), or instrumentalities-(such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations, 3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The

                              INVESTMENT OPTIONS
sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.

------------------------------------------------------------------------------
ALLOCATION                                                    AXA EQUITABLE'S
PORTFOLIO TYPE                 SUB-PORTFOLIO PORTFOLIO        SPECIFIED TARGET
------------------------------------------------------------------------------
Global Equity                  Global Structured Equity             60%
------------------------------------------------------------------------------
Total fixed and money market                                        40%
instruments:
..   Fixed                      .   35%-US Core Fixed Income

..   Money market instruments   .   5%-Cash
------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds", below, for information on the risks associated with an investment in the funds generally, and in the AllianceBernstein Balanced Fund specifically.

INVESTMENT MANAGER

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Growth Equity and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:


--------------------------------------------------------------------------------------------
                               PORTFOLIO                      BUSINESS EXPERIENCE FOR PAST
FUND                           MANAGER                        5 YEARS
--------------------------------------------------------------------------------------------
AllianceBernstein Growth       Judith A. De Vivo              Portfolio Manager at
Equity Fund                                                   AllianceBernstein since 1984
--------------------------------------------------------------------------------------------
AllianceBernstein Mid Cap      John H. Fogarty                Portfolio Manager at
Growth Fund                                                   AllianceBernstein since 1997
--------------------------------------------------------------------------------------------
AllianceBernstein Balanced     Greg Wilensky                  Portfolio Manager at
Fund                                                          AllianceBernstein since 1996
                               Joshua Lisser                  Portfolio Manager at
                                                              AllianceBernstein since 1992
                               Judith A. De Vivo              Portfolio Manager at
                                                              AllianceBernstein since 1984
                               Ben Sklar                      Portfolio Manager at
                                                              AllianceBernstein since 2009
                               John H. Fogarty                Portfolio Manager at
                                                              AllianceBernstein since 1997
--------------------------------------------------------------------------------------------


The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities in the fund.


As of December 31, 2015, AllianceBernstein had total assets under management of $467 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of the AllianceBernstein Balanced Fund, the AllianceBernstein Growth Equity Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month end free of charge by calling 1 (866) 642-3127.

                              INVESTMENT OPTIONS

THE INVESTMENT TRUSTS

The Investment Trusts are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Investment Trust issues different shares relating to each portfolio.

The Trusts do not impose sales charges or ''loads'' for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Investment Trust serves for the benefit of each Investment Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Investment Trust, and other information about the portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Investment Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

All funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund invest in corresponding portfolios of the Investment Trusts. The investment results you will experience in any one of those investment funds will depend on the investment performance of the corresponding portfolios.

                              INVESTMENT OPTIONS

PORTFOLIOS OF THE INVESTMENT TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the affiliated Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark) " under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio

                              INVESTMENT OPTIONS
investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

(a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

(b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.


------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP                                                               INVESTMENT MANAGER (OR SUB-
 TRUST                                                                         ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)              MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
AXA AGGRESSIVE           B        Seeks to achieve long-term capital           .   AXA Equitable           (check mark)
  ALLOCATION/(1)/                 appreciation.                                    Funds Management
                                                                                   Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA CONSERVATIVE         B        Seeks to achieve a high level of current     .   AXA Equitable           (check mark)
  ALLOCATION/(1)/                 income.                                          Funds Management
                                                                                   Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA                      B        Seeks to achieve current income and          .   AXA Equitable           (check mark)
  CONSERVATIVE-PLUS               growth of capital, with a greater emphasis       Funds Management
  ALLOCATION/(1)/                 on current income.                               Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE             B        Seeks to achieve long-term capital           .   AXA Equitable           (check mark)
  ALLOCATION/(1)/                 appreciation and current income.                 Funds Management
                                                                                   Group, LLC
------------------------------------------------------------------------------------------------------------------------
AXA MODERATE-PLUS        B        Seeks to achieve long-term capital           .   AXA Equitable           (check mark)
  ALLOCATION/(1)/                 appreciation and current income, with a          Funds Management
                                  greater emphasis on capital appreciation.        Group, LLC
------------------------------------------------------------------------------------------------------------------------
CHARTER/SM/              B        Seeks to achieve high total return through   .   AXA Equitable
  MULTI-SECTOR BOND               a combination of current income and              Funds Management
                                  capital appreciation.                            Group, LLC
------------------------------------------------------------------------------------------------------------------------
TARGET 2015              B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                      consistent with its asset mix. Total return      Funds Management
                                  includes capital growth and income.              Group, LLC
------------------------------------------------------------------------------------------------------------------------
TARGET 2025              B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                      consistent with its asset mix. Total return      Funds Management
                                  includes capital growth and income.              Group, LLC
------------------------------------------------------------------------------------------------------------------------
TARGET 2035              B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                      consistent with its asset mix. Total return      Funds Management
                                  includes capital growth and income.              Group, LLC
------------------------------------------------------------------------------------------------------------------------
TARGET 2045              B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                      consistent with its asset mix. Total return      Funds Management
                                  includes capital growth and income.              Group, LLC
------------------------------------------------------------------------------------------------------------------------
TARGET 2055              B        Seeks the highest total return over time     .   AXA Equitable
  ALLOCATION                      consistent with its asset mix. Total return      Funds Management
                                  includes capital growth and income.              Group, LLC


-------------------------------------------------------------------------------------------------------------------
                                                                            INVESTMENT MANAGER (OR SUB-
 EQ ADVISORS TRUST                                                          ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                 AS APPLICABLE)              MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
ALL ASSET                IB       Seeks long-term capital appreciation and  .   AXA Equitable
  AGGRESSIVE - ALT                current income, with a greater emphasis       Funds Management
  25/(2)/                         on capital appreciation.                      Group, LLC
-------------------------------------------------------------------------------------------------------------------
ALL ASSET GROWTH -       IB       Seeks long-term capital appreciation and  .   AXA Equitable
  ALT 20/(2)/                     current income.                               Funds Management
                                                                                Group, LLC
-------------------------------------------------------------------------------------------------------------------
ALL ASSET                IB       Seeks long-term capital appreciation and  .   AXA Equitable
  MODERATE GROWTH -               current income, with a greater emphasis       Funds Management
  ALT 15/(2)/                     on current income                             Group, LLC
-------------------------------------------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

------------------------------------------------------------------------------------------------------------------------
                                                                               INVESTMENT MANAGER (OR SUB-
 EQ ADVISORS TRUST                                                             ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)              MANAGEMENT
------------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP         IB       Seeks to achieve long-term growth of         .   AllianceBernstein
  GROWTH                          capital.                                         L.P.
------------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY        IB       Seeks to achieve long-term capital           .   AXA Equitable           (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-           Funds Management
                                  adjusted returns and managing volatility in      Group, LLC
                                  the Portfolio.                               .   BlackRock
                                                                                   Investment
                                                                                   Management, LLC
                                                                               .   Morgan Stanley
                                                                                   Investment
                                                                                   Management Inc.
                                                                               .   OppenheimerFunds,
                                                                                   Inc.
------------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL        IB       Seeks to achieve long-term growth of         .   AXA Equitable           (check mark)
  CORE MANAGED                    capital with an emphasis on risk-adjusted        Funds Management
  VOLATILITY                      returns and managing volatility in the           Group, LLC
                                  Portfolio.                                   .   BlackRock
                                                                                   Investment
                                                                                   Management, LLC
                                                                               .   EARNEST Partners,
                                                                                   LLC
                                                                               .   Federated Global
                                                                                   Investment
                                                                                   Management Corp.
                                                                               .   Massachusetts
                                                                                   Financial
                                                                                   Services Company
                                                                                   d/b/a MFS
                                                                                   Investment
                                                                                   Management
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP            IB       Seeks to provide long-term capital growth    .   AXA Equitable           (check mark)
  GROWTH MANAGED                  with an emphasis on risk-adjusted returns        Funds Management
  VOLATILITY                      and managing volatility in the Portfolio.        Group, LLC
                                                                               .   BlackRock
                                                                                   Investment
                                                                                   Management, LLC
                                                                               .   Loomis, Sayles &
                                                                                   Company, L.P.
                                                                               .   T. Rowe Price
                                                                                   Associates, Inc.
                                                                               .   Wells Capital
                                                                                   Management, Inc.
------------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE      IB       Seeks to achieve long-term growth of         .   AllianceBernstein       (check mark)
  MANAGED VOLATILITY              capital with an emphasis on risk-adjusted        L.P.
                                  returns and managing volatility in the       .   AXA Equitable
                                  Portfolio.                                       Funds Management
                                                                                   Group, LLC
                                                                               .   BlackRock
                                                                                   Investment
                                                                                   Management, LLC
                                                                               .   Massachusetts
                                                                                   Financial
                                                                                   Services Company
                                                                                   d/b/a MFS
                                                                                   Investment
                                                                                   Management
------------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE        IB       Seeks to achieve long-term capital           .   AXA Equitable           (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-           Funds Management
                                  adjusted returns and managing volatility in      Group, LLC
                                  the Portfolio.                               .   BlackRock
                                                                                   Investment
                                                                                   Management, LLC
                                                                               .   Diamond Hill
                                                                                   Capital
                                                                                   Management, Inc.
                                                                               .   Wellington
                                                                                   Management
                                                                                   Company, LLP
------------------------------------------------------------------------------------------------------------------------
EQ/BOSTON ADVISORS       IB       Seeks a combination of growth and income     .   Boston Advisors,
  EQUITY INCOME                   to achieve an above-average and                  LLC
                                  consistent total return.
------------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY      IB       Seeks to achieve long-term capital           .   Calvert
  RESPONSIBLE                     appreciation.                                    Investment
                                                                                   Management Inc.
------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

-------------------------------------------------------------------------------------------------------------------------
                                                                                  INVESTMENT MANAGER (OR SUB-
 EQ ADVISORS TRUST                                                                ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                       AS APPLICABLE)              MANAGEMENT
-------------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN      IB       Seeks to achieve long-term growth of            .   Capital Guardian
  RESEARCH                        capital.                                            Trust Company
-------------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX      IB       Seeks to achieve a total return before          .   AllianceBernstein
                                  expenses that approximates the total return         L.P.
                                  performance of the Standard & Poor's 500
                                  Composite Stock Price Index, including
                                  reinvestment of dividends, at a risk level
                                  consistent with that of the Standard &
                                  Poor's 500 Composite Stock Price Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO MERGERS         IB       Seeks to achieve capital appreciation.          .   GAMCO Asset
  AND ACQUISITIONS                                                                    Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/GAMCO SMALL           IB       Seeks to maximize capital appreciation.         .   GAMCO Asset
  COMPANY VALUE                                                                       Management, Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE          IB       Seeks to achieve a total return before          .   AXA Equitable
  GOVERNMENT BOND                 expenses that approximates the total return         Funds Management
                                  performance of the Barclays U.S.                    Group, LLC
                                  Intermediate Government Bond Index,             .   SSgA Funds
                                  including reinvestment of dividends, at a risk      Management, Inc.
                                  level consistent with that of the Barclays
                                  U.S. Intermediate Government Bond Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IA       Seeks to achieve a total return (before         .   AllianceBernstein
  EQUITY INDEX                    expenses) that approximates the total               L.P.
                                  return performance of a composite index
                                  comprised of 40% DJ Euro STOXX 50
                                  Index, 25% FTSE 100 Index, 25% TOPIX
                                  Index, and 10% S&P/ASX 200 Index,
                                  including reinvestment of dividends, at a
                                  risk level consistent with that of the
                                  composite index.
-------------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH      IB       Seeks to achieve a total return before          .   AllianceBernstein
  INDEX                           expenses that approximates the total                L.P.
                                  return performance of the Russell 1000(R)
                                  Growth Index, including reinvestment of
                                  dividends at a risk level consistent with
                                  that of the Russell 1000(R) Growth Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/MFS                   IB       Seeks to achieve capital appreciation.          .   Massachusetts
  INTERNATIONAL                                                                       Financial
  GROWTH                                                                              Services Company
                                                                                      d/b/a MFS
                                                                                      Investment
                                                                                      Management
-------------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX         IB       Seeks to achieve a total return before          .   SSgA Funds
                                  expenses that approximates the total                Management, Inc.
                                  return performance of the Standard &
                                  Poor's Mid Cap 400 Index, including
                                  reinvestment of dividends, at a risk level
                                  consistent with that of the Standard &
                                  Poor's Mid Cap 400 Index.
-------------------------------------------------------------------------------------------------------------------------
EQ/MONEY                 IA       Seeks to obtain a high level of current         .   The Dreyfus
  MARKET/(/*/)/                   income, preserve its assets and maintain            Corporation
                                  liquidity.
-------------------------------------------------------------------------------------------------------------------------
EQ/MORGAN STANLEY        IB       Seeks to achieve capital growth.                .   Morgan Stanley
  MID CAP GROWTH                                                                      Investment
                                                                                      Management Inc.
-------------------------------------------------------------------------------------------------------------------------
EQ/PIMCO ULTRA           IB       Seeks to generate a return in excess of         .   Pacific
  SHORT BOND                      traditional money market products while             Investment
                                  maintaining an emphasis on preservation             Management
                                  of capital and liquidity.                           Company LLC
-------------------------------------------------------------------------------------------------------------------------

                              INVESTMENT OPTIONS

----------------------------------------------------------------------------------------------------------------------
                                                                               INVESTMENT MANAGER (OR SUB-
 EQ ADVISORS TRUST                                                             ADVISER(S),                 VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                    AS APPLICABLE)              MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
EQ/SMALL COMPANY         IB       Seeks to replicate as closely as possible    .   AllianceBernstein
  INDEX                           (before expenses) the total return of the        L.P.
                                  Russell 2000(R) Index.
----------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE         IB       Seeks to achieve long-term capital           .   T. Rowe Price
  GROWTH STOCK                    appreciation and secondarily, income.            Associates, Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO           IB       Seeks to achieve long-term capital growth.   .   Wells Capital
  OMEGA GROWTH                                                                     Management, Inc.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER CORE        IB       Seeks to achieve a balance of high current   .   AXA Equitable
  BOND                            income and capital appreciation, consistent      Funds Management
                                  with a prudent level of risk.                    Group, LLC
                                                                               .   BlackRock
                                                                                   Financial
                                                                                   Management, Inc.
                                                                               .   DoubleLine
                                                                                   Capital LP
                                                                               .   Pacific
                                                                                   Investment
                                                                                   Management
                                                                                   Company LLC
                                                                               .   SSgA Funds
                                                                                   Management, Inc.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER             IB       Seeks to achieve long-term growth of         .   AXA Equitable
  TECHNOLOGY                      capital.                                         Funds Management
                                                                                   Group, LLC
                                                                               .   Allianz Global
                                                                                   Investors U.S. LLC
                                                                               .   SSgA Funds
                                                                                   Management, Inc.
                                                                               .   Wellington
                                                                                   Management
                                                                                   Company, LLP
----------------------------------------------------------------------------------------------------------------------

(1)The "AXA Allocation" Portfolios.

(2)The "All Asset" Portfolios.
(*)The Board of Trustees of EQ Advisors Trust has approved changes to the Portfolio's principal investment strategies that will allow the Portfolio to operate as a "government money market fund." Effective April 1, 2016, the Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.


YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE PORTFOLIOS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF INVESTMENT TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-526-2701.

                              INVESTMENT OPTIONS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the applicable Trust prospectus for risks and factors and investment techniques associated with an investment in all funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund.

Important factors associated with an investment in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are discussed below.

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller sized companies. The securities of small and medium sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium sized companies. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small- and medium-sized companies have a lower degree of liquidity in the markets for their stocks.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). Moreover, convertible securities which may be in the AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the U.S. involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Funds' foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

INVESTMENT POLICIES. Due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset- backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund, however, is unable to accurately predict the rate at which prepayments will be made, as that rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the fund. Moreover, securities that may be prepaid tend to increase in value less during times of declining interest rates, and to decrease in value more during times of increasing interest rates, than do securities that are not subject to prepayment.

                              INVESTMENT OPTIONS

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND.

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse conditions or changing circumstances than those rated A or higher; but we regard these lower rated bonds as having adequate capacity to pay principal and interest.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the account may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error". The account attempts to minimize these deviations through a management process which strives to minimize transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

ADDITIONAL INFORMATION ABOUT THE FUNDS

CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York Department of Financial Services approves the change.

The investment objectives of the Portfolios of the Investment Trusts may be changed by the Board of Trustees of the applicable Investment Trust without the approval of shareholders. (See "Voting rights" below.)

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the Guaranteed Options.

However, as the owner of shares of the Investment Trusts, we have the right to vote on certain matters involving the Portfolios, such as:

..   the election of trustees;

..   the formal approval of independent public accounting firms selected for each Investment Trust; or

..   any other matters described in each prospectus for the Investment Trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners/participants the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners/participants, we will vote the shares of a portfolio for which no instructions have been received in the same proportion as we vote shares of that portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a portfolio in the same proportions that contract owners/participants vote. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Investment Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's annuity and/or variable life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contract owners arising out of these arrangements. However, the Board of Trustees or Directors of each Investment Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

THE GUARANTEED OPTIONS


We offer one guaranteed option:

..   the Guaranteed Interest Option ("GIO");

We also have three other guaranteed options for existing contract owners who have allocated values to them:

..   two Guaranteed Rate Accounts (GRAs); and

..   our Money Market Guarantee Account.

The two GRAs and the Money Market Guarantee Account are no longer being sold.


We guarantee the amount of your contributions to the guaranteed options and the interest credited. Contributions to the guaranteed options become part of our general account, which supports all of our insurance and annuity guarantees as well as our general obligations. The general account, as part of our insurance and annuity operations, is subject to regulation and supervision by the New York Department of Financial Services and to insurance laws and regulations of all jurisdictions in which we are authorized to do business.

Your investment in a guaranteed option is not regulated by the Securities and Exchange Commission, and the following discussion about the guaranteed options has not been reviewed by the staff of the SEC. The discussion, however, is subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of the statements made.

                              INVESTMENT OPTIONS

GUARANTEED RATE ACCOUNTS


On July 10, 2015, the 3-year GRA and 5-year GRA were closed to contributions, transfers and loan repayments. You can maintain any amounts had invested in the Guaranteed Rate Accounts, as of that date. Any amounts that remain in the Guaranteed Rate Accounts will continue to earn interest at the quoted interest rate until maturity or withdrawn. At maturity amounts in the Guaranteed Rate Accounts will be invested as per your GRA maturity allocation election on file.


RESTRICTIONS ON WITHDRAWALS AND TRANSFERS

..   You may not transfer from one GRA to another or from a GRA to another investment option except at maturity.



..   Withdrawals may be made from a GRA before maturity if: you are disabled;
    you attain age 70 1/2; you die; or you are not self- employed and your employment is terminated.

..   You may not remove GRA funds to take a loan.


..   Certain other withdrawals prior to maturity are permitted. See "Procedures for withdrawals, distributions and transfers from a GRA" in the SAI.


GUARANTEED INTEREST OPTION


The Guaranteed Interest Option ("GIO") is part of our general account, pays interest at guaranteed rates, and provides an investment option in which the value of the principal will not fluctuate. We discuss our general account under "More information" later in this Prospectus.


We credit interest daily to amounts in the GIO. We set interest rates monthly. All interest rates are effective annual rates net of program expense and other expenses. Your lifetime minimum rate is 1.00%. The current interest rate will never be less than the lifetime minimum rate.

Transfers from the GIO to other investment options are permitted. Withdrawals are permitted from the GIO, subject to a market value adjustment if plan-initiated.

MONEY MARKET GUARANTEE ACCOUNT IS CLOSED TO NEW MONEY

On January 1, 2009, the Money Market Guarantee Account was closed to new contributions and loan repayments. Any amounts you have in the Money Market Guarantee Account can remain in your account, but you can no longer transfer or contribute any additional amounts to your account. Any amounts that remained in your Money Market Guarantee Account will continue to accrue interest as described below.

You can always transfer amounts out of the Money Market Guarantee Account to another investment option, or take distributions from the Money Market Guarantee Account, but you can no longer transfer any such amounts back into the Money Market Guarantee Account.

MONEY MARKET GUARANTEE ACCOUNT

All contributions you made prior to January 1, 2009, to the Money Market Guarantee Account will continue to earn the same rate of interest. The rate changes monthly and is expressed as an effective annual rate, reflecting daily compounding and the deduction of applicable asset-based fees and charges. While the rate changes monthly, it will never be less than 1%. The rate will approximate current market rates for money market mutual funds minus applicable fees and charges. You may call our Automated Voice Response System or access our website to obtain the current monthly rate.

Your balance in the Money Market Guarantee Account at the end of the month automatically begins receiving interest at the new rate until transferred or withdrawn.

DISTRIBUTIONS, WITHDRAWALS, AND TRANSFERS. You may effect distributions, withdrawals and transfers out of your Money Market Guarantee Account, without penalty, at any time permitted under your plan. We do not impose penalties on distributions, withdrawals or transfers out of your Money Market Guarantee Account only.

                              INVESTMENT OPTIONS

2. How we value your account balance in the Funds

--------------------------------------------------------------------------------

FOR AMOUNTS IN THE FUNDS

When you invest in a Fund, your contribution or transfer is used to purchase "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer request. A contribution or a transfer request will be effective on the business day we receive the contribution or the transfer request. Contributions and transfer requests received after the end of a business day will be credited the next business day. We will confirm all transfers in writing.

--------------------------------------------------------------------------------
OUR "BUSINESS DAY" IS GENERALLY ANY DAY THE NEW YORK STOCK EXCHANGE IS OPEN FOR REGULAR TRADING AND GENERALLY ENDS AT 4:00 P.M. EASTERN TIME (OR AS OF AN EARLIER CLOSE OF REGULAR TRADING). A BUSINESS DAY DOES NOT INCLUDE A DAY ON WHICH WE ARE NOT OPEN DUE TO EMERGENCY CONDITIONS DETERMINED BY THE SECURITIES AND EXCHANGE COMMISSION. WE MAY ALSO CLOSE EARLY DUE TO SUCH EMERGENCY CONDITIONS. FOR MORE INFORMATION ABOUT OUR BUSINESS DAY AND OUR PRICING OF TRANSACTIONS, PLEASE SEE "DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR."
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, effect a transfer, or request some other transaction that involves moving assets into or out of that Fund option.

HOW WE DETERMINE THE UNIT VALUE

We determine the Unit Value at the end of each business day. The Unit Value for each Fund is determined by first calculating a gross unit value reflecting only investment performance and then adjusting it for Fund expenses to obtain the Fund Unit Value. We calculate the gross unit value by multiplying the gross unit value for the preceding business day by the net investment factor for that subsequent business day and, for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, then deducting audit and custodial fees. We calculate the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which we are calculating the net investment factor.

..   Then we subtract the capital losses, realized and unrealized, charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

The Fund Unit Value is calculated on every business day by multiplying the Fund Unit Value for the last business day of the previous month by the net change factor for that business day. The net change factor for each business day is equal to (a) minus (b) where:

(a)is the gross unit value for that business day divided by the gross unit value for the last business day of the previous month; and

(b)is the charge to the Fund for that month for the daily accrual of fees and expenses times the number of days since the end of the preceding month.


The value of the investments that Separate Account No. 66 has in the following
Funds: AXA Global Equity Managed Volatility, AXA International Core Managed Volatility, AXA Large Cap Growth Managed Volatility, AXA Large Cap Value Managed Volatility, AXA Mid Cap Value Managed Volatility, All Asset Aggressive-Alt 25, All Asset Growth-Alt 20, All Asset Moderate Growth-Alt 15, AXA Aggressive Allocation, AXA Conservative Allocation, AXA Conservative-Plus Allocation, AXA Moderate Allocation, AXA Moderate-Plus Allocation, Multimanager Core Bond, Charter/SM/ Multi-Sector Bond, Multimanager Technology, Target 2015 Allocation, Target 2025 Allocation, Target 2035 Allocation, Target 2045 Allocation, EQ/AB Small Cap Growth, EQ/Boston Advisors Equity Income, EQ/Calvert Socially Responsible, EQ/Capital Guardian Research, EQ/Equity 500 Index, EQ/International Equity Index, EQ/GAMCO Mergers and Acquisitions, EQ/GAMCO Small Company Value, EQ/Intermediate Government Bond, EQ/Large Cap Growth Index, EQ/Mid Cap Index, EQ/MFS International Growth, EQ/Money Market, EQ/Morgan Stanley Mid Cap Growth, EQ/PIMCO Ultra Short Bond, EQ/Small Company Index, EQ/T. Rowe Price Growth Stock and EQ/Wells Fargo Omega Growth is calculated by multiplying the number of shares held by Separate Account No. 66 in each portfolio by the net asset value per share of that portfolio determined as of the close of business on the same day as the respective Unit Values of each of the foregoing Funds are determined.


HOW WE VALUE THE ASSETS OF THE FUNDS

The assets of the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectus for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust (the "Investment Trusts"), the asset value of each Portfolio is computed on a daily basis. See the prospectus for the Investment Trust for information on valuation methodology used by the corresponding portfolios.

                HOW WE VALUE YOUR ACCOUNT BALANCE IN THE FUNDS

3. Transfers and access to your account

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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer some or all of your amounts among the investment options if you participate in the IRS Pre-Approved Plan. Participants in other plans may make transfers as allowed by the plan.


No transfers from the GRAs to other investment options are permitted prior to maturity. Transfers to the GRAs are no longer permitted as of July 10, 2015. Transfers to or from the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds, are permitted at any time. Transfers from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts.


No transfers to the Money Market Guarantee Account are permitted. See "Money Market Guarantee Account is closed to new money" under "Investment options" earlier in this prospectus for more information.

Please see "Allocating Program contributions" in "The Program" for more information about your role in managing your allocations.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing"organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of portfolio investments may impede efficient portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the portfolio manager to effect more frequent purchases and sales of portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the variable investment options for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the underlying portfolios; (2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and
(3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all contract owners/participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a contract owner/participant is identified as having engaged in a potentially disruptive transfer activity for the first time, a letter is sent to the contract owner/participant explaining that there is a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the contract owner/participant is identified a second time as engaged in potentially disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews contract owner/participant trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph.

We may change those policies and procedures, and any new or revised policies or procedures will apply to all contract owners/participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by contract owners/participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the contract owner/participant.

Contract owners/participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, contract owners/participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some contract owners/participants may be treated differently than others, resulting in the risk that some contract owners/participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

OUR AUTOMATED VOICE RESPONSE SYSTEM AND OUR INTERNET WEBSITE


Participants may use our Automated Voice Response System or our internet website to transfer between investment options, obtain account information, change the allocation of future contributions and hear investment performance information. To use our Automated Voice Response System, you must have a touch-tone telephone. We assign a personal security code ("PSC") number or password in the case of employers accessing the Plan Services website, to you after we receive your completed enrollment form. Our Internet website can be accessed at www.axa.com/mrp.

Employers may also access our Plan Services website to have plan level access to transaction activity, reports, census features, make online contributions and prepare and file annual 5500 reports. The Plan Services website can be accessed at www.axa.com/mrp.


We have established procedures to reasonably confirm the genuineness of instructions communicated to us by telephone when using the Automated Voice Response System and by the Program website. The procedures require personal identification information, including entering credentials, prior to acting on telephone instructions or accessing information on the internet website, and providing written confirmation of the transfers. We assign credentials to you after we receive your completed enrollment form. Thus, we will not be liable for following telephone instructions, or internet instructions, we reasonably believe to be genuine.

We reserve the right to limit access to this service if we determine that you are engaged in a market timing strategy (see "Disruptive transfer activity" above).

A transfer request will be effective on the business day we receive the request. We will confirm all transfers in writing.

PARTICIPANT LOANS

Participant loans are available if the employer plan permits them. Participants must apply for a plan loan through the employer. The number of plan loans outstanding are subject to the terms of the employer's plan.


Loans are subject to restrictions under federal tax laws and ERISA, and are also subject to the limits of the plan. Loan packages containing all necessary forms, along with an explanation of how interest rates are set, are available from our Account Executives. A loan may not be taken from the Guaranteed Rate Accounts. If a participant is married, written spousal consent may be required for a loan.

Generally, the loan amount will be transferred from the investment options into a loan account. The participant must repay the amount borrowed with interest as required by federal income tax rules. If you fail to repay the loan when due, the amount of the unpaid balance may be taxable and subject to additional penalty taxes. No participant who has defaulted on a loan under the employer plan shall be granted any additional loans under this plan. Interest paid on a retirement plan loan is not deductible.


CHOOSING BENEFIT PAYMENT OPTIONS

Benefit payments are subject to plan provisions.

The Program offers a variety of benefit payment options. If you are a participant in an individually-designed plan, ask your employer for details. Once you are eligible, your plan may allow you a choice of one or more of the following forms of distribution:

..   Periodic installments

..   Qualified Joint and Survivor Annuity

..   Joint and Survivor Annuity Options, some with optional Period Certain

..   Life Annuity

..   Life Annuity -- Period Certain

..   Cash Refund Annuity

..   Lump Sum Payment

TYPES OF BENEFITS

Under the IRS Pre-Approved Plan, you may select one or more of the following forms of distribution once you are eligible to receive benefits. If your employer has adopted an individually designed plan that does not offer annuity benefits, not all of these distribution forms may be available to you. We suggest you ask your employer what types of benefits are available under your plan. The distribution will be in the

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT
form of a life annuity or another form that you choose and is offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

QUALIFIED JOINT AND SURVIVOR ANNUITY. An annuity providing equal monthly payments for your life and, after your death, for your surviving spouse's life. No payments will be made after you and your spouse die, even if you have received only one payment prior to the last death. IN SOME PLANS, THE LAW REQUIRES THAT IF THE VALUE OF YOUR VESTED BENEFITS EXCEEDS $5,000, YOU MUST RECEIVE A QUALIFIED JOINT AND SURVIVOR ANNUITY UNLESS YOUR SPOUSE CONSENTS IN WRITING TO A CONTRARY ELECTION. Please see "Spousal consent requirements" below.

LUMP SUM PAYMENT. A single payment of all or part of your vested benefits. If you take a partial payment of your balance, it must be at least $1,000. If you have more than one GRA, amounts held in your most recent GRA will first be used to make payment. If you terminated employment and your vested account balance is less than $1,000, you will receive a lump sum payment of the entire vested amount unless alternate instructions are provided in a reasonable period after receiving your Election of Benefits Package.

PERIODIC INSTALLMENTS. Monthly, quarterly, semi-annual or annual payments over a period of at least three years, where the initial payment on a monthly basis is at least $300. You can choose either a time-certain payout, which provides variable payments over a specified period of time, or a dollar-certain payout, which provides level payments over a variable period of time. During the installment period, your remaining account balance will be invested in whatever investment options you designate; each payment will be drawn pro-rata from all the investment options you have selected. If you have more than one GRA, amounts held in your most recently purchased three-year or five-year GRA will first be used to make installment payments. If you die before receiving all the installments, we will make the remaining payments to your beneficiary, subject to IRS minimum distribution rules and beneficiary election. We do not offer installments for benefits under individually designed plans.

LIFE ANNUITY. An annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment prior to your death.

LIFE ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years. The longer the specified period, the smaller the monthly payments will be.

JOINT AND SURVIVOR ANNUITY. An annuity providing monthly payments for your life and that of your beneficiary. You may specify the percentage of the original annuity payment to be made to your beneficiary. Subject to legal limitations, that percentage may be 100%, 75%, 50%, or any other percentage you specify.

JOINT AND SURVIVOR ANNUITY -- PERIOD CERTAIN. An annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years and the percentage of the annuity payment to be made to your beneficiary (as noted above under Joint and Survivor Annuity). The longer the specified period, the smaller your monthly payments will be.

CASH REFUND ANNUITY. An annuity providing equal monthly payments for your life with a guarantee that the sum of those payments will be at least equal to the portion of your vested benefits used to purchase the annuity. If upon your death the sum of the monthly payments to you is less than that amount, your beneficiary will receive a lump sum payment of the remaining guaranteed amount.

FIXED AND VARIABLE ANNUITY CHOICES

The cost of the fixed annuity is determined from tables in the group annuity contract which show the amounts necessary to purchase each $1 of monthly payment (after deduction of any applicable taxes and the annuity administrative charge described below). Payments depend on the annuity selected, your age, and the age of your beneficiary if you select a joint and survivor annuity. We may change the tables in the contract no more than once every five years.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified profit sharing plan a better annuity purchase rate than those currently available for the Program, we will also make those rates available to Program participants.

Under a Qualified Joint and Survivor Annuity or a Cash Refund Annuity, the amount of the monthly payments is fixed at retirement and remains level throughout the distribution period. Under the Life Annuity, Life Annuity -- Period Certain, Joint and Survivor Annuity and Joint and Survivor Annuity -- Period Certain, you may select either fixed or variable payments. The variable payments reflect the investment performance of the Growth Equity Fund. If you are interested in a variable annuity, when you are ready to select your benefit please ask our Account Executives for our variable annuity prospectus supplement.

SPOUSAL CONSENT REQUIREMENTS

Under the IRS Pre-Approved Plan, you may designate a non-spouse beneficiary any time after the earlier of: (1) the first day of the plan year in which you attain age 35, or (2) the date on which you separate from service with your employer. If you designate a beneficiary other than your spouse prior to you reaching age 35, your spouse must consent to the designation and, upon you reaching age 35, must again give his or her consent or the designation will lapse. In order for you to make a withdrawal, elect a form of benefit other than a Qualified Joint and Survivor Annuity or designate a non-spouse beneficiary, your spouse must consent to your election in writing within the 90 day period before your annuity starting date. To consent, your spouse must sign on the appropriate line on your election of benefits or beneficiary designation form. Your spouse's signature must be witnessed by a notary public or plan representative.

If you change your mind, you may revoke your election and elect a Qualified Joint and Survivor Annuity or designate your spouse as beneficiary, simply by filing the appropriate form. Your spouse's consent is not required for this revocation.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

It is also possible for your spouse to sign a blanket consent form. By signing this form, your spouse consents not just to a specific beneficiary or, with respect to the waiver of the Qualified Joint and Survivor Annuity, the form of distribution, but gives you the right to name any beneficiary, or if applicable, form of distribution you want. Once you file such a form, you may change your election whenever you want, even without spousal consent.

All of these annuity options can be either fixed or variable except for the Cash Refund Annuity and the Qualified Joint and Survivor Annuity which are fixed options only.

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THE AMOUNT OF EACH PAYMENT IN A FIXED OPTION REMAINS THE SAME. VARIABLE OPTION PAYMENTS CHANGE TO REFLECT THE INVESTMENT PERFORMANCE OF THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND.
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See "Procedures for withdrawals, distributions and transfers" in the SAI.

We provide the fixed and variable annuity options. Payments under variable annuity options reflect investment performance of the AllianceBernstein Growth Equity Fund.

The minimum amount that can be used to purchase any type of annuity is $5,000. If we give any group pension client with a qualified plan a better annuity purchase rate than those currently guaranteed under the Program, we will also make those rates available to Program participants.

SPOUSAL CONSENT

If a participant is married and has an account balance greater than $5,000, (except for amounts contributed to the Rollover Account) federal law generally requires payment (subject to plan rules) of a Qualified Joint and Survivor Annuity payable to the participant for life and then to the surviving spouse for life, unless you and your spouse have properly waived that form of payment in advance. Please see "Spousal consent requirements" above. Certain individually designed Plans are not subject to these requirements.

PROOF OF CORRECT INFORMATION

If any information on which an annuity benefit payable under the contract was based has been misstated, the benefit will not be invalidated, but based on the correct information. AXA Equitable will adjust the amount of the annuity payments with respect to a fixed annuity benefit, the number of variable annuity units with respect to a variable annuity benefit and the amount used to provide the annuity benefit. Overpayments will be charged against any annuity payments and underpayments will be added to any annuity payments made under the annuity benefit after this adjustment. AXA Equitable will provide you with a written explanation, based solely on the information in its possession, of the reason for the adjustment. AXA Equitable's liability to you is limited to the amount of annuity benefit that can be provided on the basis of correct information with the actual amount available under the contract.

BENEFITS PAYABLE AFTER THE DEATH OF A PARTICIPANT

Regardless of whether a participant's death occurs before or after your Required Beginning Date, an individual death beneficiary calculates annual post-death required minimum distribution payments based on the beneficiary's life expectancy using the "term certain method." That is, he or she determines his or her life expectancy using the IRS-provided life expectancy tables as of the calendar year after the participant's death and reduces that number by one each subsequent year.


If a participant dies before the entire benefit has been paid, the remaining benefits will be paid to the participant's beneficiary. If a participant dies before he or she is required to begin receiving benefits, the law generally requires the entire benefit to be distributed no more than five years after death. There are exceptions: (1) a beneficiary who is not the participant's spouse may elect payments over his or her life or a fixed period which does not exceed the beneficiary's life expectancy, provided payments begin by December 31 of the year following the year of death, (2) if the benefit is payable to the spouse, the spouse may elect to receive benefits over his or her life or a fixed period which does not exceed his/her life expectancy beginning any time up to December 31 of the year the participant would have attained age 70 1/2 or, if later, December 31 of the year after the participant's death, or
(3) the spouse or the beneficiary who is not the participant's spouse may be able to roll over all or part of the death benefit to an individual retirement arrangement, or, for a spouse only, an annuity under Section 403(b) of the Code or a governmental employer plan under Section 457 of the Code. If, at death, a participant was already receiving benefits, the beneficiary must continue to receive benefits, subject to the federal income tax minimum distribution rules. To designate a beneficiary or to change an earlier designation, a participant must have the employer send us a beneficiary designation form. In some cases, the spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Spousal consent requirements" above.

Under the IRS Pre-Approved Plan, on the day we receive proof of death, we automatically transfer the participant's account balance in the Equity Funds to the investment option designated in the contract unless the beneficiary gives us other written instructions. The balance in the Guaranteed Rate Accounts will remain in the Guaranteed Rate Accounts and the balance in the Guaranteed Interest Option, will remain in the Guaranteed Interest Option.

A non-spousal beneficiary may be able to directly roll over a death benefit into a new individual retirement arrangement dedicated to making post-death payments.

                     TRANSFERS AND ACCESS TO YOUR ACCOUNT

4. The Program

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This section explains the Program in further detail. It is intended for employers who wish to enroll in the Program, but contains information of interest to participants as well. You should, of course, understand the provisions of your plan and the Adoption Agreement that define the scope of the Program in more specific terms. References to "you" and "your" in this section are to you in your capacity as an employer. The Program is described in the prospectus solely to provide a more complete understanding of how the Funds and GRAs operate within the Program. The Program itself is not registered under the Securities Act of 1933.


The Members Retirement Program consists of either a defined contribution IRS Pre-Approved Plan and Separate Trust ("IRS Pre-Approved Plan and Trust") that is sponsored by AXA Equitable or, for Employers who prefer to use their own individually-designed or an IRS Pre-Approved defined contribution Plan document, in conjunction with the Plan's Trust, or the Pooled Trust. The Program offers, according to the terms of either the IRS Pre-Approved Plan and Trust or Pooled Trust, a group variable annuity Contract as a funding vehicle for employers who sponsor qualified retirement Plans. The Program is sponsored by AXA-Equitable, and the Trustee under the Separate Trust is Reliance Trust Company. The Program had 4,002 participants and approximately $245 million in assets at December 31, 2015.


Our Retirement Program Specialists are available to answer your questions about joining the Program. Please contact us by using the telephone number or addresses listed under "How to reach us -- INFORMATION ON JOINING THE PROGRAM" earlier in the prospectus.

SUMMARY OF PLAN CHOICES

You have a choice of two retirement plan arrangements under the Program. You can:

..   Choose the IRS PRE-APPROVED PLAN -- which automatically gives you a full range of services from AXA Equitable. These include your choice of the Program investment options, plan-level and participant-level recordkeeping, benefit payments and tax withholding and reporting. Under the IRS Pre-Approved Plan, employers adopt our Master Trust and your only investment choices are from the Investment Options.

   -----------------------------------------------------------------------------
   THE MEMBERS RETIREMENT PLAN IS A DEFINED CONTRIBUTION MASTER PLAN THAT CAN
   BE ADOPTED AS A PROFIT SHARING PLAN (INCLUDING OPTIONAL 401(K), SIMPLE
   401(K) AND SAFE HARBOR 401(K) FEATURES), A DEFINED CONTRIBUTION PENSION
   PLAN, OR BOTH. A ROTH 401(K) OPTION IS AVAILABLE FOR ALL 401(K) PLAN TYPES.
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..   Maintain our POOLED TRUST FOR INDIVIDUALLY DESIGNED PLANS -- and use our
    Pooled Trust for investment options in the Program in addition to your own individual investments. The Pooled Trust is for investment only and can be used for both defined benefit and defined contribution plans. We provide participant-level or plan-level recordkeeping services for plan assets in the Pooled Trust.

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   THE POOLED TRUST IS AN INVESTMENT VEHICLE USED WITH INDIVIDUALLY DESIGNED QUALIFIED RETIREMENT PLANS. IT CAN BE USED FOR BOTH DEFINED CONTRIBUTION AND DEFINED BENEFIT PLANS. WE PROVIDE RECORDKEEPING SERVICES FOR PLAN ASSETS
   HELD IN THE POOLED TRUST.
   -----------------------------------------------------------------------------

Choosing the right plan depends on your own set of circumstances. We recommend that you review all plan, trust, participation and related agreements with your legal and tax counsel.

GETTING STARTED

If you choose the IRS Pre-Approved Plan, you as the employer or trustee must complete an Adoption Agreement. As an employer, you are responsible for the administration of the plan you choose. Please see "Your responsibilities as employer" in the SAI.

HOW TO MAKE PROGRAM CONTRIBUTIONS


Contributions can be made using the online contribution feature at www.axa.com/mrp by clicking Employer Log-In or by mail to the Association Members Retirement Program, PO Box 13678, Newark, NJ 07188-3678. If using the online contribution feature employers will need their User ID and Password. If the contribution is remitted by mail it must be in the form of a check drawn on a bank in the U.S., clearing through the Federal Reserve System, in U.S. dollars, and made payable to AXA Equitable. Third party checks are not acceptable, except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to collection. We reserve the right to reject a contribution if it is received in an unacceptable form. All contributions sent in by mail must be accompanied by a form acceptable to AXA which designates the amount to be allocated to each participant by contribution type. The Statement of Additional Information provides additional details on how to make contributions to the Program.


Contributions are normally credited on the business day that we receive them, provided the Contribution Remittance form is properly completed and matches the check/contribution amount. Contributions are only accepted from the employer for properly enrolled participants. Employees may not send contributions directly to the Program. There is no minimum amount which must be contributed for investment if you adopt either Plan or if you have your own individually designed plan that uses the Pooled Trust.

ALLOCATING PROGRAM CONTRIBUTIONS

The group annuity contract that covers the qualified plan in which you participate is not an investment advisory account, and AXA Equitable is not providing any investment advice or managing the allocations under this contract. In the absence of a specific written arrangement to the contrary, you, as the participant under this contract, have the sole authority to make investment allocations and other decisions under the contract. Your Account Executive is acting as a broker-dealer registered representative, and may not be authorized to act as an investment advisor or to manage the allocations under your contract.

                                  THE PROGRAM

Investment decisions for individually designed plans are made either by the participant or by the plan trustees depending on the terms of the plan.

Participants may allocate contributions among any number of Program investment options. Allocation instructions can be changed at any time. You may allocate employer contributions in different percentages than your employee contributions. The allocation percentages you elect for employer contributions will automatically apply to 401(k) qualified non-elective contributions, qualified matching contributions and matching contributions. The allocation percentages you elect for employee contributions will automatically apply to both your post-tax employee contributions and your 401(k) salary deferral contributions.


THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974 PROVIDES RELIEF TO A PLAN FIDUCIARY OF A QUALIFIED PLAN WITH PARTICIPANT DIRECTED ACCOUNTS, IF THE FIDUCIARY ALLOCATES TO A QUALIFIED DEFAULT INVESTMENT ALTERNATIVE (QDIA) CONTRIBUTIONS WHICH THE PARTICIPANT HAS FAILED TO DIRECT TO AN INVESTMENT OPTION UNDER THE PLAN AFTER NOTICE BY THE PLAN. THE QDIA UNDER THE MRP IS THE AXA MODERATE ALLOCATION PORTFOLIO UNLESS THE PLAN'S FIDUCIARY HAS CHOSEN AN ALTERNATE QDIA. IF YOU HAVE NOT SELECTED AN INVESTMENT OPTION(S) UNDER THE MRP TO ALLOCATE YOUR CONTRIBUTIONS, THE PLAN FIDUCIARY WILL ALLOCATE YOUR CONTRIBUTIONS TO THE PLAN'S QDIA, AFTER THE FIDUCIARY HAS GIVEN YOU NOTICE IN ACCORDANCE WITH THE REGULATIONS. AFTER FUNDS HAVE BEEN ALLOCATED TO THE PLAN'S QDIA, YOU MAY REALLOCATE THOSE FUNDS TO ANY OTHER INVESTMENT OPTION UNDER THE MRP.


WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Contributions, as well as transfer requests and allocation changes (not including GRA maturity allocation changes discussed in the SAI), are effective on the business day they are received. Distribution requests are also effective on the business day they are received unless, as in the Plans, there are plan provisions to the contrary. Transaction requests received after the end of a business day will be credited the next business day. Processing of any transaction may be delayed if a properly completed form is not received.

Trustee-to-trustee transfers of plan assets are effective the business day after we receive all items we require, including check and mailing instructions, and a plan opinion/IRS determination letter from the new or amended plan, or adequate proof of qualified plan status.

DISTRIBUTIONS FROM THE INVESTMENT OPTIONS


Keep in mind two sets of rules when considering distributions or withdrawals from the Program. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan. We discuss those "Rules applicable to participant distributions" below. Certain plan distributions may be subject to federal income tax, and penalty taxes. See "Tax information" later in this prospectus.


AMOUNTS IN THE FUNDS AND MONEY MARKET GUARANTEE ACCOUNT

These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the Money Market Guarantee Account and the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of the Trusts, as applicable.

AMOUNTS IN THE GUARANTEED RATE ACCOUNTS AND GUARANTEED INTEREST OPTION


Withdrawals generally may not be taken from GRAs. See "Guaranteed Rate Accounts" earlier in this prospectus. Withdrawals and transfers from the GIO, to other investment options are permitted, subject to certain conditions. See "Guaranteed Interest Option" earlier in this Prospectus.


Payments or withdrawals and application of proceeds to an annuity ordinarily will be made promptly upon request in accordance with plan provisions. However, we can defer payments, applications and withdrawals for any period during which the New York Stock Exchange is closed for trading, sales of securities are restricted or determination of the fair market value of assets is not reasonably practicable because of an emergency.

IF YOUR PLAN IS AN EMPLOYER OR TRUSTEE-DIRECTED PLAN, YOU AS THE EMPLOYER ARE RESPONSIBLE FOR ENSURING THAT THERE IS SUFFICIENT CASH AVAILABLE TO PAY BENEFITS.

RULES APPLICABLE TO PARTICIPANT DISTRIBUTIONS


In addition to our own procedures, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and in the SAI. You should discuss your options with a qualified financial advisor. Our Account Executives also can be of assistance.


In general, under the Plans, participants are eligible for benefits upon retirement, death or disability, or upon termination of employment with a vested benefit. Participants in an individually designed plan are eligible for retirement benefits depending on the terms of their plan. See "Benefit payment options" under "Transfers and access to your money" earlier in this prospectus and "Tax information" later in this prospectus for more details. For participants who own more than 5% of the business, benefits must begin no later than April 1 of the year after the participant reaches age 70 1/2. For all other participants, distribution must begin by April 1 of the later of the year after attaining age 70 1/2 or retirement from the employer sponsoring the plan.

Distributions must be made according to the terms of the plan and rules in the Code and Treasury Regulations. Certain provisions of the Treasury Regulations on required minimum distributions concerning the actuarial present value of additional contract benefits could increase the amount required to be distributed from annuity contracts funding qualified plans and other tax qualified retirement arrangements such as IRAs. These provisions could apply to participants who satisfy required minimum distributions through annual withdrawals instead of receiving annuity payments. For this purpose additional annuity contract benefits may include enhanced death benefits and guaranteed minimum income benefits. Currently we believe that these provisions would not apply to Members Retirement Program contracts because of the type of benefits provided under the contract. However, you should consider the potential implication of these Regulations before you purchase or contribute to this annuity contract.

..   A participant may withdraw all or part of his/her account balance under either Plan attributable to post-tax employee

                                  THE PROGRAM
   contributions at any time, provided that he/she withdraw at least $300 at a time (or, if less, his/her entire post-tax account balance).

..   If a participant is married, his/her spouse must generally consent in writing before he/she can make any type of withdrawal except to purchase a Qualified Joint and Survivor Annuity. Self-employed persons may generally not receive a distribution prior to age 59 1/2.

..   Employees may generally not receive a distribution prior to severance from employment.

..   Hardship withdrawals before age 59 1/2 may be permitted under 401(k) and certain other profit sharing plans.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that participants ask their employer what types of withdrawals are available under their plan. See "Procedures for withdrawals, distributions and transfers" in the SAI for a more detailed discussion of these general rules.

Generally participants may not make withdrawals from the Guaranteed Rate Accounts prior to maturity. See "The Guaranteed Rate Accounts" earlier in this prospectus.

                                  THE PROGRAM

5. Charges and expenses

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You will incur two general types of charges under the Program:

(1)Charges imposed on amounts invested in the Plan Trust -- these apply to all amounts invested in the Plan Trust (including installment payout option payments), and do not vary by plan. These are, in general, reflected as reductions in the unit values of the Funds or as reductions from the rates credited to the guaranteed options.

(2)Plan and transaction charges -- these vary by plan or are charged for specific transactions, and are typically stated in a dollar amount. Unless otherwise noted, these are deducted in fixed dollar amounts by reducing the number of units in the appropriate Funds and the dollars in the Guaranteed Options.

We deduct amounts for the 3-year or 5-year GRA from your most recent GRA.

We make no deduction from your contributions or withdrawals for sales expenses.

PROGRAM EXPENSE CHARGE
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


We assess the Program expense charge on the last day of each month or upon the withdrawal of all assets under your plan. The maximum Program expense charge was 1.00% per year, assessed as a monthly charge. Effective May 2, 2016, the maximum Program expense charge will be lowered to 0.85% per year. The Program expense charge you actually pay may be lower, as illustrated by the chart below. The purpose of this charge is to cover the expenses that we incur in connection with the Program.



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                                            AVERAGE ACCOUNT VALUE
                               ------------------------------------------------
                                      $75,000 OR LESS         MORE THAN $75,000
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TOTAL PLAN ASSETS                       SCHEDULE A               SCHEDULE B
-------------------------------------------------------------------------------
First $250,000                             0.85%                    0.85%
Next $250,000                              0.65%                    0.55%
Over $500,000                              0.50%                    0.40%
-------------------------------------------------------------------------------


We determine the Program expense charge for your plan on the last day of each month, based on two factors: (1) the Average account value of the accounts in your plan, and (2) the value of the Total plan assets invested in the Members Retirement Program by your plan, on that date. We assess the Program expense charge on all assets in your plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value.

Each participant in a plan has an account value, which is the total value of that participant's investment in the Members Retirement Program. The Average account value in a plan is the average of the account values of all of the participants in the plan, who have an account value greater than zero. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be determined using Schedule A on the chart above. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be determined using Schedule B on the chart above.


Total plan assets are all of the assets invested in the Members Retirement Program under a plan. The first $250,000 in assets under the plan was subject to a Program expense charge of 1.00% per year. Effective May 2, 2016, the maximum Program expense charge will be lowered to 0.85% per year. If the Total plan assets exceed $250,000, any amounts greater than that will be subject to a lower charge. The next $250,000 (up to Total plan assets of $500,000) will be subject to a Program expense charge of either 0.65% or 0.55%, under Schedule A or Schedule B, respectively. Any assets in the plan in excess of $500,000 will be subject to a Program expense charge of either 0.50% or 0.40%, under Schedule A or Schedule B, respectively. The sum of the amounts calculated under this formula equals the total Program expense charge for the plan. The percentage of Total plan assets that this sum represents is the annual Program expense charge that each participant in the plan pays on his or her account value.

We will deduct the Program expense charge from your account value, except for amounts held in the 3-year and 5-year Guaranteed Rate Accounts, on a pro-rata basis, as of the last business day of each month. Such amount will be deducted from the participant's account balances in accordance with the ordering rule established by AXA Equitable from time to time and communicated in writing to the Employer. The amounts we deduct from the Guaranteed Interest Option and Money Market Guarantee Account will never cause the rates we pay on those accounts to fall below 1%.

We apply the Program expense charge toward the cost of maintenance of the investment options, the promotion of the Program, investment funds, Guaranteed Rate Accounts, the Guaranteed Interest Option, when available, and Money Market Guarantee Account, administrative costs, such as enrollment and answering participant inquiries, and overhead expenses such as salaries, rent, postage, telephone, travel, legal, actuarial and accounting costs, office equipment and stationery. During 2015, we received $1,971,861 compensation under the Program expense charge.


MEMBERS RETIREMENT PLAN AND INVESTMENT ONLY FEES
(PLAN AND TRANSACTION EXPENSES)

RECORD MAINTENANCE AND REPORT FEE. At the end of each calendar quarter, we deduct a record maintenance and report fee of $3.75 from your account balance. We reserve the right to charge varying fees based on the requested special mailings, reports and services given to your retirement plan.

ENROLLMENT FEE. We charge an employer a non-refundable enrollment fee of $25 for each participant enrolled under its plan. If we do not maintain individual participant records under an individually-designed plan, we instead charge the employer $25 for each plan or trust. If the employer fails to pay these charges, we may deduct the amount from subsequent contributions or from participants' account balances.

                             CHARGES AND EXPENSES

ANNUAL PORTFOLIO OPERATING EXPENSES
(DEDUCTED BY THE TRUSTS)

All Funds other than the AllianceBernstein Growth Equity Fund, the AllianceBernstein Mid Cap Growth Fund and the AllianceBernstein Balanced Fund are indirectly subject to investment management fees, 12b-1 (if applicable) fees and other expenses charged against assets of the corresponding Portfolios of the Investment Trusts. These expenses are described in the Trusts' prospectuses.

INVESTMENT MANAGEMENT AND ACCOUNTING FEES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


The computation of unit values for the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees charged for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2015. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2016.


DIRECT OPERATING AND OTHER EXPENSES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)


In addition to the charges and fees mentioned above, the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and other costs related to the operation of the Funds. The fees shown in the Fee Table are estimated based on the experience of the Funds during the fiscal year ended December 31, 2015. The fees may be higher or lower based on the experience of the Funds during the fiscal year ended December 31, 2016.


OTHER EXPENSES
(BASED ON AMOUNTS INVESTED IN THE PROGRAM)

We may impose certain additional costs and expenses on the Funds. These may include the cost of printing of SEC filings, prospectuses and reports, proxy mailings, other mailing costs, as well as legal and audit expenses.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Currently, we deduct the charge from the amount applied to provide an annuity pay-out option. The current tax charge that might be imposed on us varies by state and ranges from 0% to 1%.

We reserve the right to deduct any applicable charges such as premium taxes from each contribution or from distributions or upon termination of your contract. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax is later imposed on us when you make a partial or full withdrawal, or your contract is terminated, or you begin receiving annuity payments, we reserve the right to deduct a charge at that time.

FEES PAID TO ASSOCIATIONS

We may pay associations a fee for services provided in connection with the Program being made available to their memberships. The fee may be based on the number of employers whom we solicit, the number who participate in the Program, and/or the value of Program assets. We make these payments without any additional deduction or charge under the Program.

GENERAL INFORMATION ON FEES AND CHARGES


We will give you written notice of any change in the fees and charges. We may also establish a separate fee schedule for requested non-routine administrative services. During 2015 we received total fees and charges under the Program of $2,182,106.

                             CHARGES AND EXPENSES

6. Tax information

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In this section, we briefly outline current federal income tax rules relating to the adoption of the Program, contributions to the Program and distributions to participants under qualified retirement plans. Certain other information about qualified retirement plans appears here and in the SAI.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

We cannot provide detailed information on all tax aspects of the Program, plans and contracts. Moreover, the tax aspects that apply to a particular person's situation may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Rights or values under plans or contracts, or payments under plans or contracts, for example, amounts due to beneficiaries, may be subject to federal or state gift, estate, or inheritance taxes. You should not rely only on this document, but should consult your tax advisor before your purchase.

FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")


Even though this section in the Prospectus discusses consequences to United States individuals you should be aware that the Foreign Account Tax Compliance Act ("FATCA") which applies to certain U.S.-source payments may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT


Annuity contracts can be purchased in connection with employer plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, you should consider the annuity's features and benefits, such as the contract's selection of investment funds, availability of guaranteed options, and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you elect.


INCOME TAXATION OF DISTRIBUTIONS TO QUALIFIED PLAN PARTICIPANTS

In this section, the word "you" refers to the plan participant.

Amounts distributed to a participant from a qualified plan are generally subject to federal income tax as ordinary income when benefits are distributed to you or your beneficiary. Generally, only your post-tax contributions, if any, are not taxed when distributed.

If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as "designated Roth contributions," which are made on a post-tax basis to the 401(k) arrangement. Designated Roth contributions must be separately accounted for. If certain timing and distribution event requirements are satisfied, distributions from a designated Roth contribution account under a 401(k) plan will be tax-free. If both aging and event tests are not met, earnings attributable to a designated Roth account may be includible in income. Distributions from designated Roth contribution accounts may be rolled over to other designated Roth contribution accounts under an eligible retirement plan (401(k) plan, 403(b) plan or governmental employer Section 457 plan) or to Roth IRAs.


ELIGIBLE ROLLOVER DISTRIBUTIONS. Many types of distributions from qualified plans are "eligible rollover distributions" that can be rolled over to another "eligible retirement plan" which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements ("IRAs"),
Section 403(b) plans, and governmental employer Section 457(b) plans. Eligible rollover distributions may also be rolled over to another eligible retirement plan within 60 days of the receipt of the distribution, but the distribution will be subject to mandatory 20% federal income tax withholding if the distribution is not directly rolled over. If the eligible rollover distribution is directly rolled over, there is no mandatory 20% federal income tax withholding. Eligible rollover distributions to employees under age 59 1/2 may be subject to an additional 10% federal income tax penalty if the distribution is not rolled over. After 2015, eligible rollover distributions from qualified plans may also be rolled over to a SIMPLE IRA. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs. An employee's surviving spouse beneficiary may also roll over an eligible rollover distribution to another eligible retirement plan under certain circumstances. A non-spousal death beneficiary may be able to directly roll over death benefits to a new traditional inherited IRA under certain circumstances. Distributions from a qualified plan can also be rolled over to a Roth IRA. Any taxable portion of the amount rolled over will be taxed at the time of the rollover. See "Eligible rollover distributions and federal income tax withholding" in the SAI for a more detailed discussion.

                                TAX INFORMATION

The IRS has issued ordering rules and related guidance on allocation between pre-tax and post-tax amounts on distributions from the plan before annuity payments start, including distributions to be made to multiple destinations, and the effect of direct rollovers. This guidance indicates that all disbursements from the plan that are "scheduled to be made at the same time" are treated as a single distribution even if the recipient has directed that the disbursement be divided among multiple destinations. Multiple destinations include payment to the recipient and direct rollovers to one or more eligible retirement plans.

The guidance generally requires that the pre-tax amount for the aggregated distribution is first assigned to the amount directly rolled over to one or more eligible retirement plans (so that the pre-tax amount would not be currently taxable). If the recipient wants to divide the direct rollover amount among two or more eligible retirement plans, before the distribution is made, the recipient can choose how the pre-tax amount is to be allocated among the plans. (We expect to have forms for this choice.)

If the pre-tax amount for the aggregated distribution is more than the amount directly rolled over, the guidance indicates that any remaining pre-tax amount is next assigned to any 60-day rollovers up to the amount of the 60-day rollovers. (Please note that the recipient is responsible for the tax treatment of 60-day rollovers and that our information report on Form 1099-R will reflect distribution to the recipient and any required 20% withholding.) The guidance further indicates that any remaining pre-tax amount after assignment of the pre-tax amount to direct rollovers and 60-day rollovers is includible in gross income. Finally, if the amount rolled over to an eligible retirement plan exceeds the portion of the pre-tax amount assigned or allocated to the plan, the excess is a post-tax amount.

This guidance clarifies that a plan participant can use rollovers to separate the pre-tax and post-tax amounts of a distribution. For example, if a plan participant takes a distribution of $100,000 from a plan, $80,000 of which is pre-tax and $20,000 of which is attributable to non-Roth post-tax contributions, the participant could choose to allocate the distribution so that the entire pre-tax amount of $80,000 could be directly rolled over to a traditional IRA and the $20,000 non-Roth post-tax contributions could be rolled over to a Roth IRA.

IN-PLAN ROTH ROLLOVER

If the plan permits and according to plan terms, participants who are eligible to take a distribution from their 401(k) retirement plan can convert their existing plan account into the designated Roth account by either a direct rollover or by taking a distribution and then rolling over the account into the designated Roth account within 60 days. Any pre-tax amounts converted must be included in the participant's taxable income for the same year as the conversion.

Tax law permits a plan to allow an internal direct transfer from a pre-tax or non-Roth post-tax account to a designated Roth account under the plan, even though the transferred amounts are not eligible for withdrawal by the individual electing the transaction. Although the transfer would be taxable, it is not clear that withdrawals would be permitted from the designated Roth account under the plan.

ANNUITY OR INSTALLMENT PAYMENTS. Each payment you receive is ordinary income for tax purposes, except where you have a "cost basis" in the benefit. Your cost basis is equal to the amount of your post-tax employee contributions, plus any employer contributions you had to include in gross income in prior years. You may exclude from gross income a portion of each annuity or installment payment you receive. If you (and your survivor) continue to receive payments after you have received your cost basis in the contract, all amounts will be taxable.


IN-SERVICE WITHDRAWALS. Some plans allow in-service withdrawals of post-tax contributions. The portion of each withdrawal attributable to cost basis is not taxable. The portion of each withdrawal attributable to earnings is taxable. Withdrawals are taxable only after they exceed your cost basis if (a) they are attributable to your pre-January 1, 1987 contributions under (b) plans that permitted those withdrawals as of May 5, 1986. In addition, 20% mandatory federal income tax withholding may also apply.


PREMATURE DISTRIBUTIONS. You may be liable for an additional 10% penalty tax on all taxable amounts distributed before age 59 1/2 unless the distribution falls within a specified exception or is rolled over into an IRA or other eligible retirement plan.

The exceptions to the penalty tax include (a) distributions made on account of your death or disability, (b) distributions beginning after separation from service in the form of a life annuity or installments over your life expectancy (or the joint lives or life expectancies of you and your beneficiary),
(c) distributions due to separation from active service after age 55 and
(d) distributions you use to pay deductible medical expenses. See IRS Form 5329 for more information on the additional 10% tax penalty.


WITHHOLDING. In almost all cases, 20% mandatory income tax withholding will apply to all "eligible rollover distributions" that are not directly rolled over to a qualified plan, 403(b) plan, governmental employer 457 plan or traditional IRA. If a distribution is not an eligible rollover distribution, the recipient may elect out of withholding. The rate of withholding depends on the type of distribution. See "Eligible rollover distributions and federal income tax withholding" in the SAI. Under the IRS Pre-Approved Plan, we will withhold the tax and send you the remaining amount. Under an individually designed plan, we will pay the full amount of the distribution to the plan's trustee. The trustee is then responsible for withholding federal income tax upon distributions to you or your beneficiary.


IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

                                TAX INFORMATION

7. More information

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ABOUT PROGRAM CHANGES OR TERMINATIONS

AMENDMENTS. The contract has been amended in the past and we and the Trustees may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may:
(1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

TERMINATION. We may terminate the contract at any time. If the contract is terminated, we will not accept any further contributions. We may continue to hold amounts allocated to the Guaranteed Rate Accounts until maturity. Amounts already invested in the investment options may remain in the Program and you may also elect payment of benefits through us.

ASSIGNMENT. You may not assign your rights or obligations under the contract without AXA Equitable's prior written consent. AXA Equitable may not assign its rights or obligations under the contract without your prior written consent, except that AXA Equitable will not require your written consent to assign the contract to a corporation in which it has a direct or indirect ownership interest, provided that AXA Equitable remains liable for the failure of that corporation to perform its obligations.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Internal Revenue Code, we may:
(1) return the plan's assets to the employer (in our capacity as the plan administrator) or (2) prevent plan participants from investing in the separate accounts.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our investment funds for owners of our variable annuity contracts, including our contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the investment funds as permitted by applicable law. If necessary, we will seek approval by participants in the Program.

The separate accounts that we call the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth, and AllianceBernstein Balanced Funds commenced operations in 1968, 1969, and 1979 respectively. Separate Account
No. 66, which holds the other Funds offered under the contract, was established in 1997. Because of exclusionary provisions, none of the Funds are subject to regulation under the Investment Company Act of 1940. Separate Account No. 66, however, purchases Class IA shares and Class IB/B shares of the Trusts. The Trusts are registered as open-end management investment companies under the 1940 Act. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the Guaranteed Rate Accounts, Guaranteed Interest Option and Money Market Guarantee Account, are supported by AXA Equitable's general account and are subject to AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular policy or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft,

                               MORE INFORMATION
misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under the Program, or the distribution of group annuity contract interests under the Program.

FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The SAI is available free of charge. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. You may request the SAI by writing to our Processing Office or calling 1-800-526-2701.

ABOUT THE TRUSTEE

As trustee, Reliance Trust Company serves as a party to the contract. It has no responsibility for the administration of the Program or for any distributions or duties under the contract.

DISTRIBUTION OF THE CONTRACTS

AXA Equitable performs all marketing and service functions under the contract. No sales commissions are paid with respect to units of interest in any of the separate accounts available under the contract; however, incentive compensation is paid to AXA Equitable employees performing these functions, based upon sales and the amount of first year plan contributions, as discussed in the SAI. The offering of the units is continuous.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send reports annually to employers showing the aggregate account balances of all participants and information necessary to complete annual IRS filings.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at www.sec.gov.

ACCEPTANCE

The employer or plan sponsor, as the case may be: (1) is solely responsible for determining whether the Program is a suitable funding vehicle and (2) should carefully read the prospectus and other materials before entering into an Adoption Agreement.

                               MORE INFORMATION

Appendix I: Condensed financial information

--------------------------------------------------------------------------------


These selected per unit data and ratios for the years ended December 31, 2006 through December 31, 2015 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under the Program, but not longer than ten years.


SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN MID CAP GROWTH FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


----------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                               --------------------------------------------------------------------------------------------
                                    2015      2014      2013     2012    2011    2010     2009      2008     2007     2006
----------------------------------------------------------------------------------------------------------------------------
Income                         $  0.48   $  0.55   $  0.38   $ 0.32   $ 0.61  $ 0.83  $ 0.23   $  0.10   $ 0.13   $ 0.23
Expenses (Note A)                (0.76)    (0.71)    (0.64)   (0.52)   (0.52)  (0.35)  (0.34)    (0.90)   (1.03)   (0.97)
---------------------------------------------------------------------------------------------------------------------------
Net investment gain (loss)       (0.28)    (0.16)    (0.26)   (0.20)    0.09    0.48   (0.11)    (0.80)   (0.90)   (0.74)
Net realized and unrealized
  gain (loss) on investments
  (Note B)                        1.31      2.20     26.16     9.27     1.57   16.73   16.29    (27.53)    7.13     1.00
---------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  AllianceBernstein Mid Cap
  Growth Fund Unit Value          1.03      2.04     25.90     9.07     1.66   17.21   16.18    (28.33)    6.23     0.26
AllianceBernstein Mid Cap
  Growth Fund Unit Value
  (Note C):
Beginning of year               105.90    103.86     77.96    68.89    67.23   50.02   33.84     62.17    55.94    55.68
---------------------------------------------------------------------------------------------------------------------------
End of year                    $106.93   $105.90   $103.86   $77.96   $68.89  $67.23  $50.02   $ 33.84   $62.17   $55.94
===========================================================================================================================
Ratio of expenses to average
  net assets attributable to
  the Program                     0.69%     0.68%     0.70%    0.69%    0.73%   0.67%   0.87%     1.80%    1.72%    1.73%
Ratio of net investment
  income (loss) to average
  net assets attributable to
  the Program                    (0.25%)   (0.16%)   (0.29)%  (0.26)%   0.13%   0.87%  (0.27)%   (1.60)%  (1.50)%  (1.33)%
Number of AllianceBernstein
  Mid Cap Growth Fund Units
  outstanding at end of year
  (000's)                          197       221       246      274      288     327     321       338      353      390
Portfolio turnover rate (Note
  D)                                79%      116%      137%     131%     137%    151%    217%      129%     111%     120%
=======================================================================================================================

See notes following these tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN GROWTH EQUITY FUND -- INCOME, EXPENSES AND CAPITAL CHANGES
PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


------------------------------------------------------------------------------------------------------------------------------
                                                                  YEAR ENDED DECEMBER 31,
                               ----------------------------------------------------------------------------------------------
                                 2015     2014     2013     2012     2011     2010     2009      2008      2007      2006
------------------------------------------------------------------------------------------------------------------------------
Income                         $  9.73  $  8.95  $  7.69  $  7.04  $  5.21  $  5.81  $  3.88  $   2.12   $  2.28   $  2.13
Expenses (Note A)                (2.36)   (2.04)   (1.91)   (1.28)   (1.31)   (1.05)   (1.08)    (4.46)    (5.21)    (4.68)
-----------------------------------------------------------------------------------------------------------------------------
Net investment income (loss)      7.37     6.91     5.78     5.76     3.90     4.76     2.80     (2.34)    (2.93)    (2.55)
Net realized and unrealized
  gain (loss) on
  investments (Note B)           22.83    58.54   122.90    46.96     7.02    43.77    74.65   (147.82)    41.45     (2.44)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in
  AllianceBernstein Growth
  Equity Fund Unit Value         30.20    65.45   128.68    52.72    10.92    48.53    77.45   (150.16)    38.52     (4.99)
AllianceBernstein Growth
  Equity Fund Unit Value
  (Note C):
Beginning of year               584.84   519.39   390.71   337.99   327.07   278.54   201.09    351.25    312.73    317.72
-----------------------------------------------------------------------------------------------------------------------------
End of year                    $615.04  $584.84  $519.39  $390.71  $337.99  $327.07  $278.54  $ 201.09   $351.25   $312.73
=============================================================================================================================
Ratio of expenses to average
  net assets attributable to
  the Program                     0.39%    0.36%    0.42%    0.33%    0.38%    0.37%    0.47%     1.57%     1.56%     1.52%
Ratio of net income (loss) to
  average net assets
  attributable to the Program     1.22%    1.26%    1.29%    1.54%    1.14%    1.67%    1.23%    (0.83)%   (0.88)%   (0.83)%
Number of AllianceBernstein
  Growth Equity Fund Units
  outstanding at end of year
  (000's)                           57       65       69       77       80       90      100       103       111       125
Portfolio turnover rate (Note
  D)                                19%      16%      17%      21%      19%      30%     118%      106%       60%       55%
=========================================================================================================================

See notes following these tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

ALLIANCEBERNSTEIN BALANCED FUND -- INCOME, EXPENSES AND CAPITAL CHANGES PER UNIT OUTSTANDING THROUGHOUT THE YEARS INDICATED AND OTHER SUPPLEMENTARY DATA


---------------------------------------------------------------------------------------------------------------------------------
                                                                           YEAR ENDED DECEMBER 31,
                                               ---------------------------------------------------------------------------------
                                                2015    2014    2013    2012    2011    2010    2009     2008    2007    2006
---------------------------------------------------------------------------------------------------------------------------------
Income                                         $ 1.77  $ 1.89  $ 1.56  $ 1.57  $ 1.50  $ 1.76  $ 1.41  $  1.88  $ 1.82  $ 1.48
Expenses (Note A)                               (0.45)  (0.43)  (0.45)  (0.38)  (0.33)  (0.28)  (0.22)   (0.80)  (0.97)  (0.91)
---------------------------------------------------------------------------------------------------------------------------------
Net investment income                            1.32    1.46    1.11    1.19    1.17    1.48    1.19     1.08    0.85    0.57
Net realized and unrealized gain (loss) on
  investments (Note B)                          (1.28)   1.49    8.15    5.51   (1.42)   3.25    7.95   (17.08)   1.21    3.77
---------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in AllianceBernstein
  Balanced Fund Unit Value                       0.04    2.95    9.26    6.70   (0.25)   4.73    9.14   (16.00)   2.06    4.34
AllianceBernstein Balanced Fund Unit Value
  (Note C):
Beginning of year                               70.23   67.28   58.02   51.32   51.57   46.84   37.70    53.70   51.64   47.30
---------------------------------------------------------------------------------------------------------------------------------
End of year                                    $70.27  $70.23  $67.28  $58.02  $51.32  $51.57  $46.84  $ 37.70  $53.70  $51.64
=================================================================================================================================
Ratio of expenses to average net assets
  attributable to the Program                    0.64%   0.61%   0.71%   0.71%   0.63%   0.60%   0.55%    1.69%   1.80%   1.87%
Ratio of net investment income to average net
  assets attributable to the Program             1.85%   2.10%   1.79%   2.18%   2.22%   3.11%   2.92%    2.29%   1.60%   1.16%
Number of AllianceBernstein Balanced Fund
  Units outstanding at end of year (000's)        351     398     431     481     479     535     573      596     677     692
Portfolio turnover rate (Note D)                  143%    111%    111%     94%     84%     83%     94%      61%    105%    146%
==============================================================================================================================

A. Enrollment fees are not included above and did not affect the AllianceBernstein Growth Equity Fund, AllianceBernstein Mid Cap Growth Fund or AllianceBernstein Balanced Fund unit values. Enrollment fees were generally deducted from contributions to the Program.
B. See Note 2 to Financial Statements of Separate Accounts No. 3 (Pooled), 4 (Pooled) and 10 (Pooled), which can be found in the SAI.
C. The value for an AllianceBernstein Growth Equity Fund unit was established at $10.00 on January 1, 1968 under the National Association of Realtors Members Retirement Program (NAR Program). The NAR Program was merged into the Members Retirement Program on December 27, 1984. The values for an AllianceBernstein Mid Cap Growth Fund and an AllianceBernstein Balanced Fund unit were established at $10.00 on May 1, 1985, the date on which the Funds were first made available under the Program.
D. The portfolio turnover rate includes all long-term U.S. Government securities, but excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. Represents the annual portfolio turnover rate for the entire separate account.

Income, expenses, gains and losses shown above pertain only to participants' accumulations attributable to the Program. Other plans also participate in the AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds and may have operating results and other supplementary data different from those shown above.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 UNIT VALUES


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015.



-----------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDING DECEMBER 31,
                                         -------------------------------------------------------------------- INCEPTION
                                          2006   2007  2008   2009   2010   2011   2012   2013   2014   2015    DATE
--------------------------------------------------------------------------------------------------------------
 ALL ASSET AGGRESSIVE-ALT 25
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --    --     --     --     -- $10.03 $11.84 $12.11 $11.58 11/15/12
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --    --     --     --     --     --      1      2      6
-----------------------------------------------------------------------------------------------------------------------
 ALL ASSET GROWTH-ALT 20
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --    --     --     --     -- $10.05 $11.46 $11.73 $11.27 11/15/12
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --    --     --     --     --      6     --      8      7
-----------------------------------------------------------------------------------------------------------------------
 ALL ASSET MODERATE GROWTH-ALT 15
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --    --     --     --     -- $10.02 $11.13 $11.40 $10.97 11/15/12
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --    --     --     --     --     --     --     --      1
-----------------------------------------------------------------------------------------------------------------------
 AXA AGGRESSIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.02 $6.03 $ 7.67 $ 8.68 $ 8.03 $ 9.16 $11.58 $12.13 $11.91   5/1/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     45    81    169    234    243    192    203    209    216
-----------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.27 $9.05 $ 9.93 $10.66 $10.86 $11.35 $11.84 $12.15 $12.12   5/1/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     20    67     87    104    147    157    131    108    105
-----------------------------------------------------------------------------------------------------------------------
 AXA CONSERVATIVE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.21 $8.14 $ 9.31 $10.16 $10.08 $10.83 $11.93 $12.31 $12.22   7/6/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     26    61     59     65     66     81    104     81     88
-----------------------------------------------------------------------------------------------------------------------
 AXA GLOBAL EQUITY MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $11.75 $16.51 $6.96 $10.45 $11.65 $10.21 $11.95 $14.37 $14.61 $14.36   5/1/06
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       42    151   168    205    186    158    161    133    119    105
-----------------------------------------------------------------------------------------------------------------------
 AXA INTERNATIONAL CORE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $13.52 $15.41 $8.41 $11.38 $12.43 $10.32 $12.01 $14.10 $13.22 $12.65  5/18/01
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      260    291   273    307    259    239    230    209    181    146
-----------------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP GROWTH MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 5.49 $ 6.28 $3.83 $ 5.17 $ 5.92 $ 5.70 $ 6.49 $ 8.78 $ 9.75 $10.14   5/1/00
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      446    510   547    641    655    639    593    456    393    325
-----------------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.27 $14.42 $8.09 $ 9.74 $10.98 $10.42 $12.07 $15.99 $17.94 $17.21  5/18/01
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      697    714   653    687    645    605    615    561    523    472
-----------------------------------------------------------------------------------------------------------------------
 AXA MID CAP VALUE MANAGED VOLATILITY
-----------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.80 $15.39 $9.20 $12.50 $15.31 $13.86 $16.44 $21.88 $24.25 $23.39   8/1/97
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      663    638   580    583    481    454    439    395    372    324
-----------------------------------------------------------------------------------------------------------------------
 AXA MODERATE ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.17 $7.60 $ 8.89 $ 9.77 $ 9.54 $10.38 $11.73 $12.09 $11.98   7/6/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     24   284    740  1,066  1,229  1,377  1,486  1,532  1,583
-----------------------------------------------------------------------------------------------------------------------
 AXA MODERATE-PLUS ALLOCATION
-----------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.09 $6.81 $ 8.30 $ 9.26 $ 8.80 $ 9.82 $11.76 $12.20 $12.04   7/6/07
-----------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --      6    28     81    190    160     78     88    103    129
-----------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------------------------------------------- INCEPTION
                                          2006   2007   2008   2009   2010   2011   2012   2013   2014   2015    DATE
---------------------------------------------------------------------------------------------------------------
 AXA/AB SMALL CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $10.04 $13.87 $14.36 $13.94 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     12     26     27
------------------------------------------------------------------------------------------------------------------------
 CHARTER/SM/ MULTI-SECTOR BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     -- $ 7.72 $ 8.47 $ 9.03 $ 9.49 $ 9.99 $ 9.90 $10.13 $10.07  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --      4     51    101    115    127     84     80     92
------------------------------------------------------------------------------------------------------------------------
 EQ/BOSTON ADVISORS EQUITY INCOME
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $ 9.98 $13.15 $14.29 $14.04 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --      8     18     20     24
------------------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
------------------------------------------------------------------------------------------------------------------------
   Unit Value                            $ 8.48 $ 9.41 $ 5.10 $ 6.67 $ 7.51 $ 7.53 $ 8.79 $11.80 $13.40 $13.46   5/1/00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      169    175    208    249    272    251    275    242    204    168
------------------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $17.96 $18.06 $10.79 $14.18 $16.42 $17.07 $20.04 $26.40 $29.17 $29.72 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      362    451    409    385    339    341    329    279    259    240
------------------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $ 9.37 $ 9.73 $ 6.04 $ 7.60 $ 8.69 $ 8.82 $10.16 $13.36 $15.09 $15.21  10/6/00
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)    1,844  1,846  1,811  2,024  1,954  1,828  1,759  1,700  1,636  1,470
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO MERGERS AND ACQUISITIONS
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $10.14 $11.25 $11.43 $11.73 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     16     10     11
------------------------------------------------------------------------------------------------------------------------
 EQ/GAMCO SMALL COMPANY VALUE
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.90 $11.78 $ 8.08 $11.43 $15.16 $14.63 $17.24 $23.97 $24.70 $23.29   5/1/06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       16     47     74    110    171    181    182    148    124    120
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.44 $11.04 $11.32 $11.06 $11.53 $12.14 $12.26 $12.05 $12.23 $12.28 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      232    262    303    284    279    349    396    321    324    320
------------------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $23.73 $26.30 $12.85 $16.37 $17.27 $15.20 $17.67 $21.46 $19.98 $19.55 11/22/02
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      919    880    807    788    723    656    613    563    515    485
------------------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $ 9.72 $12.88 $14.45 $15.15 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --      9     19     34
------------------------------------------------------------------------------------------------------------------------
 EQ/MFS INTERNATIONAL GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $10.41 $11.83 $11.23 $11.25 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --      3     32     40     34
------------------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $10.27 $13.61 $14.83 $14.40 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --      2     13     30     39
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING FOR THESE FUNDS AT YEAR END FOR EACH VARIABLE INVESTMENT FUND, EXCEPT FOR THOSE FUNDS BEING OFFERED FOR THE FIRST TIME AFTER DECEMBER 31, 2015. (CONTINUED)



------------------------------------------------------------------------------------------------------------------------
                                                           FOR THE YEAR ENDING DECEMBER 31,
                                         --------------------------------------------------------------------- INCEPTION
                                          2006   2007   2008   2009   2010   2011   2012   2013   2014   2015    DATE
---------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     -- $10.00 $10.00 $10.00 $10.00 $10.00 $ 9.99 $ 9.99   1/1/09
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --    624    980  1,447  1,584  1,416  1,395  1,383
------------------------------------------------------------------------------------------------------------------------
 EQ/MORGAN STANLEY MID CAP GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $10.13 $14.03 $13.92 $13.16 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --      2     11     10
------------------------------------------------------------------------------------------------------------------------
 EQ/PIMCO ULTRA SHORT BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $10.23 $11.27 $10.71 $11.56 $11.66 $11.64 $11.81 $11.82 $11.80 $11.77   5/1/06
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)        8     32    119    160    185    189    207    233    209    177
------------------------------------------------------------------------------------------------------------------------
 EQ/SMALL COMPANY INDEX
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $15.59 $15.14 $ 9.87 $12.45 $15.66 $15.03 $17.37 $23.86 $25.02 $23.87  5/18/01
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      312    307    284    289    299    255    256    246    212    184
------------------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $ 9.76 $13.46 $14.61 $16.11 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --      2     12     28     26
------------------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $ 9.85 $13.70 $14.22 $14.39 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --      4     19     16     15
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER CORE BOND
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     -- $10.03 $ 9.79 $10.15 $10.16 11/15/12
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     50     80    104    160
------------------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
------------------------------------------------------------------------------------------------------------------------
   Unit value                            $12.67 $14.82 $ 7.76 $12.30 $14.48 $13.78 $15.63 $21.18 $24.05 $25.55  5/14/04
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)      157    172    177    223    235    214    219    182    195    179
------------------------------------------------------------------------------------------------------------------------
 TARGET 2015 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.15 $ 6.98 $ 8.40 $ 9.30 $ 9.04 $10.02 $11.43 $11.77 $11.54   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     44    113    168    218    178    183    204    215    179
------------------------------------------------------------------------------------------------------------------------
 TARGET 2025 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.14 $ 6.52 $ 8.03 $ 8.99 $ 8.64 $ 9.75 $11.60 $12.07 $11.82   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     12    123    155    230    230    206    213    217    218
------------------------------------------------------------------------------------------------------------------------
 TARGET 2035 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.12 $ 6.20 $ 7.79 $ 8.78 $ 8.37 $ 9.55 $11.68 $12.20 $11.95   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --      6     15     31     46     57     90    116    136    138
------------------------------------------------------------------------------------------------------------------------
 TARGET 2045 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                -- $10.11 $ 5.87 $ 7.50 $ 8.49 $ 8.02 $ 9.26 $11.59 $12.14 $11.87   5/1/07
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --      2     12     31     38     47     60     92    102    112
------------------------------------------------------------------------------------------------------------------------
 TARGET 2055 ALLOCATION
------------------------------------------------------------------------------------------------------------------------
   Unit value                                --     --     --     --     --     --     --     --     -- $ 9.22  5/26/15
------------------------------------------------------------------------------------------------------------------------
   Number of units outstanding (000's)       --     --     --     --     --     --     --     --     --      4
------------------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                                               PAGE

Who is AXA Equitable?                                                                            2

Funding of the Program                                                                           2

Your responsibilities as employer                                                                2

Procedures for withdrawals, distributions and transfers                                          2

Provisions of the IRS Pre-Approved Plan                                                          4

Investment restrictions and certain investment techniques applicable to the AllianceBernstein    6
Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds

Portfolio holdings policy for the Pooled Separate Accounts                                       8

Fund transactions                                                                                8

Investment management and accounting fee                                                         9

Portfolio managers' information (AllianceBernstein Growth Equity Fund, AllianceBernstein        10
Mid Cap Growth Fund and AllianceBernstein Balanced Fund)

Investment professional conflict of interest disclosure                                         13

Portfolio manager compensation                                                                  13

Distribution of the contracts                                                                   14

Custodian and independent registered public accounting firm                                     14

Our management                                                                                  15

Financial statements index                                                                      21

Financial statements                                                                           FSA-1


CLIP AND MAIL TO US TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To: The Members Retirement Program
   P.O. Box 4875
   Syracuse, NY 13221


----------------------------------------------------------------------------------
Please send me a copy of the Statement of Additional Information for the Members Retirement Program prospectus dated May 1, 2016.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip


Copyright 2016 by AXA Equitable Life Insurance Company. All rights reserved.

         Supplement dated May 1, 2016 to Prospectus dated May 1, 2016


--------------------------------------------------------------------------------

                          MEMBERS RETIREMENT PROGRAMS

                          funded under contracts with
                     AXA EQUITABLE LIFE INSURANCE COMPANY
             1290 Avenue of the Americas, New York, New York 10104
                       Toll-Free Telephone 800-223-5790

                              -------------------

                           VARIABLE ANNUITY BENEFITS

                              -------------------

          This Prospectus Supplement should be read and retained for future reference by Participants in the Members Retirement
                     Programs who are considering variable
                  annuity payment benefits after retirement.
               Both the Prospectus and statement of additional
               information are hereby incorporated by reference.

               This Prospectus Supplement is not authorized for
                distribution unless accompanied or preceded by

                   the Prospectus dated May 1, 2016 for the

                    appropriate Members Retirement Program.

--------------------------------------------------------------------------------
THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS: ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                              RETIREMENT BENEFITS

When you become eligible to receive benefits under a Members Retirement Program, you may select one or more of the following forms of distribution, which are available in variable or fixed form. The law requires that if the value of your Account Balance is more than $5,000, you must receive a Qualified Joint and Survivor Annuity unless your Spouse consents to a different election.

Life Annuity -- annuity providing monthly payments for your life. No payments will be made after your death, even if you have received only one payment.

Life Annuity Period Certain -- an annuity providing monthly payments for your life or, if longer, a specified period of time. If you die before the end of that specified period, payments will continue to your beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

Joint and Survivor Annuity -- Period Certain -- an annuity providing monthly payments for your life and that of your beneficiary or, if longer, a specified period of time. If you and your beneficiary both die before the end of the specified period, payments will continue to your contingent beneficiary until the end of the period. Subject to legal limitations, you may specify a minimum payment period of 5, 10, 15 or 20 years; the longer the specified period, the smaller the monthly payments will be.

How Annuity Payments are Made

When your distribution of benefits under an annuity begins, your Units in the Funds are redeemed. Part or all of the proceeds, plus part or all of your Account Balance in the General Account Options, may be used to purchase an annuity. The minimum amount that can be used to purchase any type of annuity is $5,000. Applicable premium taxes will be deducted.

Annuity payments may be fixed or variable.

   FIXED ANNUITY PAYMENTS. Fixed annuity payments are determined from our annuity rate tables in effect at the time the first annuity payment is made. The minimum amount of the fixed payments is determined from tables in our contract with the Trustees, which show the amount of proceeds necessary to purchase each $1 of monthly annuity payments (after deduction of any applicable taxes and the annuity administrative charge). These tables are designed to determine the amounts required to pay for the annuity selected, taking into account our administrative and investment expenses and mortality and expense risks. The size of your payment will depend upon the form of annuity chosen, your age and the age of your beneficiary if you select a joint and survivor annuity. If our current group annuity rates for payment of proceeds would produce a larger payment, those rates will apply instead of the minimums in the contract tables. If we give any group pension client with a qualified plan a better annuity rate than those currently available for the Program, we will also make those rates available to Program participants. Under our contract with the Trustees, we may change the tables but not more frequently than once every five years. Fixed annuity payments will not fluctuate during the payment period.

   VARIABLE ANNUITY PAYMENTS. Variable annuity payments are funded through our Separate Account No. 4 (Pooled) (the "Fund"), through the purchase of Annuity Units. The number of Annuity Units purchased is equal to the amount of the first annuity payment divided by the Annuity Unit Value for the due date of the first annuity payment. The amount of the first annuity payment is determined in the same manner for a variable annuity as it is for a fixed annuity. The number of Annuity Units stays the same throughout the payment period for the variable annuity but the Annuity Unit Value changes to reflect the investment income and the realized and unrealized capital gains and losses of the Fund, after adjustment for an assumed base rate of return of 5-3/4%, described below.

The amounts of variable annuity payments are determined as follows: Payments normally start as of the first day of the second calendar month following our receipt of the proper forms. The first two monthly payments are the same.

Payments after the first two will vary according to the investment performance of the Fund. Each monthly payment will be calculated by multiplying the number of Annuity Units credited to you by the Annuity Unit Value for the first business day of the calendar month before the due date of the payment.

The Annuity Unit Value was set at $1.1553 as of July 1, 1969, the first day that Separate Account No. 4 (Pooled) was operational. For any month after that date, it is the Annuity Unit Value for the preceding month multiplied by the change factor for the current month. The change factor gives effect to the assumed annual base rate of return of 5.75% and to the actual investment experience of the Fund.

Because of the adjustment for the assumed base rate of return, the Annuity Unit Value rises and falls depending on whether the actual rate of investment return is higher or lower than 5-3/4%.

Illustration of Changes in Annuity Payments. To show how we determine variable annuity payments from month to month, assume that the amount you applied to purchase an annuity is enough to fund an annuity with a monthly payment of $363 and that the Annuity Unit Value for the due date of the first annuity payment is $1.05. The number of annuity units credited under your certificate would be
345.71 (363 divided by 1.05 = 345.71). If the third monthly payment is due on March 1, and the Annuity Unit Value for February was $1.10, the annuity payment for March would be the number of units (345.71) times the Annuity Unit Value ($1.10), or $380.28. If the Annuity Unit Value was $1.00 on March 1, the annuity payment for April would be 345.71 times $1.00 or $345.71.

Summary of Annuity Unit Values for the Fund

This table shows the Annuity Unit Values with an assumed base rate of return of 5.75%.


                 First Business Day of                                     Annuity Unit Value
                   ---------------------                                   ------------------
                       October 1990                                             $ 3.8569
                       October 1991                                             $ 5.4677
                       October 1992                                             $ 5.1818
                       October 1993                                             $ 6.3886
                       October 1994                                             $ 6.1563
                       October 1995                                             $ 7.4970
                       October 1996                                             $ 8.0828
                       October 1997                                             $11.0300
                       October 1998                                             $ 7.5963
                       October 1999                                             $ 9.8568
                       October 2000                                             $10.6810
                       October 2001                                             $ 7.3761
                       October 2002                                             $ 5.3455
                       October 2003                                             $ 6.3322
                       October 2004                                             $ 6.7242
                       October 2005                                             $ 7.4953
                       October 2006                                             $ 6.9450
                       October 2007                                             $ 7.9366
                       October 2008                                             $ 6.4923
                       October 2009                                             $ 5.1077
                       October 2010                                             $ 5.3931
                       October 2011                                             $6.09800
                       October 2012                                             $ 6.9849
                       October 2013                                             $ 7.7367
                       October 2014                                             $ 9.1963
                       October 2015                                             $ 8.8121


                                   THE FUND

The Fund (Separate Account No. 4 (Pooled)) was established pursuant to the Insurance law of the State of New York in 1969. It is an investment account used to fund benefits under group annuity contracts and other agreements for tax-deferred retirement programs administered by us.


For a full description of the Fund, its investment policies, the risks of an investment in the Fund and information relating to the valuation of Fund assets, see the description of the Fund in our May 1, 2016 prospectus and the Statement of Additional Information.


                              INVESTMENT MANAGER

AXA Equitable's Board of Directors has delegated responsibility to a committee to authorize or approve investments in the Fund. That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third part investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Fund. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Fund and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


As of December 31, 2015, AllianceBernstein had total assets under management of $467 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


Fund Transactions


The Fund is charged for securities brokers commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for the Fund are executed primarily through brokers which are selected by AllianceBernstein/AXA Equitable and receive commissions paid by the Fund. For 2015, 2014 and 2013, the Fund paid $1,633, $1,084 and $1,437, respectively, in brokerage commissions. For a full description of our policies relating to the selection of brokers, see the description of the Fund in our May 1, 2016 Statement of Additional Information.

                             FINANCIAL STATEMENTS

The financial statements of the Fund reflect applicable fees, charges and other expenses under the Members Retirement Programs as in effect during the periods covered, as well as the charges against the account made in accordance with the terms of all other contracts participating in the account.


Separate Account No. 4 (Pooled):                                           Page

Report of Independent Registered Public                                    FSA-1
  Accounting Firm

   Statement of Assets and Liabilities,                                    FSA-2
     December 31, 2015

   Statement of Operations for the Year                                    FSA-3
     Ended December 31, 2015

   Statements of Changes in Net Assets                                     FSA-4
     for the Years Ended December 31,
     2015 and 2014

   Portfolio of Investments                                                FSA-5
     December 31, 2015

   Notes to Financial Statements                                          FSA-13

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Account No. 4 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Separate Account No. 4 (Pooled) of AXA Equitable Life Insurance Company (''AXA Equitable'') at December 31, 2015, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2016

                                     FSA-1

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $51,075,617)......... $82,017,887
Cash.........................................................     468,238
Interest and dividends receivable............................      81,464
Fees receivable from Contractowners..........................      14,131
                                                              -----------
   Total assets..............................................  82,581,720
                                                              -----------

LIABILITIES:
Due to AXA Equitable's General Account.......................       7,366
Accrued custody and bank fees................................       8,858
Administrative fees payable..................................         766
Asset management fee payable.................................      25,706
Accrued expenses.............................................      65,650
Variation margin due to broker...............................       2,880
                                                              -----------
   Total liabilities.........................................     111,226
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $82,470,494
                                                              ===========
Amount retained by AXA Equitable in Separate Account No. 4... $ 5,242,960
Net assets attributable to contractowners....................  40,149,073
Net assets allocated to contracts in payout period...........  37,078,461
                                                              -----------
NET ASSETS................................................... $82,470,494
                                                              ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       2,516       $17,164.79
RIA...........       1,891         1,586.06
MRP...........      56,626           615.04
EPP...........         845         1,645.69

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $137)................................ $ 1,436,537
                                                                                    -----------
   Total investment income.........................................................   1,436,537
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (122,972)
  Custody and bank fees............................................................      (8,050)
  Other operating expenses.........................................................     (66,917)
                                                                                    -----------
   Total expenses..................................................................    (197,939)
                                                                                    -----------

NET INVESTMENT INCOME..............................................................   1,238,598
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain from investments...............................................  11,232,955
  Net realized loss on futures contracts...........................................     (36,841)
  Change in unrealized depreciation of investments.................................  (7,465,306)
  Change in unrealized depreciation on futures contracts...........................      (9,337)
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS..............   3,721,471
                                                                                    -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.............................. $ 4,960,069
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED        YEAR ENDED
                                                                                             DECEMBER 31, 2015 DECEMBER 31, 2014
                                                                                             ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.....................................................................   $  1,238,598      $  1,259,822
  Net realized gain on investments and futures contracts....................................     11,196,114         7,695,542
  Net change in unrealized appreciation (depreciation) of investments and futures contracts.     (7,474,643)        1,679,002
                                                                                               ------------      ------------
   Net increase in net assets attributable to operations....................................      4,960,069        10,634,366
                                                                                               ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.............................................................................      3,591,850         4,896,954
  Withdrawals...............................................................................    (12,757,209)      (10,673,660)
  Asset management fees (Note 6)............................................................        (63,578)          (62,039)
  Administrative fees (Note 6)..............................................................       (342,602)         (376,762)
                                                                                               ------------      ------------
   Net decrease in net assets attributable to contractowner transactions....................     (9,571,539)       (6,215,507)
                                                                                               ------------      ------------
   Net increase (decrease) in net assets attributable to AXA Equitable's transactions*......     (4,498,097)            2,263
                                                                                               ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...........................................................     (9,109,567)        4,421,122
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.........     91,580,061        87,158,939
                                                                                               ------------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD...............   $ 82,470,494      $ 91,580,061
                                                                                               ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Excludes $5,192,000 of surplus transfers from contractowners to AXA Equitable retention account.

                                     FSA-4

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

COMPANY                                                SHARES U.S. $ VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 99.5%

INFORMATION TECHNOLOGY -- 27.8%

COMMUNICATIONS EQUIPMENT -- 0.5%
Arista Networks, Inc./(a)/............................    190   $   14,790
ARRIS Group, Inc./(a)/................................    150        4,586
CommScope Holding Co., Inc./(a)/......................    266        6,887
F5 Networks, Inc./(a)/................................    600       58,176
Harris Corp...........................................    180       15,642
Juniper Networks, Inc.................................    530       14,628
Motorola Solutions, Inc...............................  1,370       93,776
Palo Alto Networks, Inc./(a)/.........................    610      107,445
QUALCOMM, Inc.........................................  1,840       91,972
                                                                ----------
                                                                   407,902
                                                                ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Amphenol Corp. -- Class A.............................  2,310      120,651
CDW Corp./DE..........................................    941       39,560
Cognex Corp...........................................    600       20,262
FLIR Systems, Inc.....................................    680       19,088
Ingram Micro, Inc. -- Class A.........................     50        1,519
IPG Photonics Corp./(a)/..............................    260       23,182
Jabil Circuit, Inc....................................    250        5,822
Keysight Technologies, Inc./(a)/......................  1,050       29,746
National Instruments Corp.............................    100        2,869
Trimble Navigation Ltd./(a)/..........................     80        1,716
Zebra Technologies Corp. -- Class A/(a)/..............    420       29,253
                                                                ----------
                                                                   293,668
                                                                ----------
INTERNET SOFTWARE & SERVICES -- 7.5%
Akamai Technologies, Inc./(a)/........................  1,370       72,103
Alphabet, Inc. -- Class A/(a)/........................  2,280    1,773,863
Alphabet, Inc. -- Class C/(a)/........................  2,371    1,799,304
CoStar Group, Inc./(a)/...............................    300       62,007
eBay, Inc./(a)/.......................................  9,380      257,762
Facebook, Inc. -- Class A/(a)/........................ 16,750    1,753,055
GoDaddy, Inc. -- Class A/(a)/.........................    150        4,809
IAC/InterActiveCorp...................................    490       29,425
LinkedIn Corp. -- Class A/(a)/........................    920      207,074
Pandora Media, Inc./(a)/..............................  1,624       21,778
Rackspace Hosting, Inc./(a)/..........................    880       22,282
Twitter, Inc./(a)/....................................  4,343      100,497
VeriSign, Inc./(a)/...................................    740       64,646
Yelp, Inc./(a)/.......................................    500       14,400
Zillow Group, Inc. -- Class A/ (a)/...................    200        5,208
Zillow Group, Inc. -- Class C/ (a)/...................    400        9,392
                                                                ----------
                                                                 6,197,605
                                                                ----------
IT SERVICES -- 6.1%
Accenture PLC -- Class A..............................  4,860      507,870
Alliance Data Systems Corp./(a)/......................    530      146,582
Automatic Data Processing, Inc........................  2,920      247,382
Black Knight Financial Services, Inc. -- Class A/(a)/.    100        3,306
Booz Allen Hamilton Holding Corp......................    650       20,053
Broadridge Financial Solutions, Inc...................    880       47,282
Cognizant Technology Solutions Corp. -- Class A/(a)/..  4,720      283,294
CoreLogic, Inc./United States/(a)/....................    300       10,158
DST Systems, Inc......................................    250       28,515
Fidelity National Information Services, Inc...........    880       53,328
First Data Corp. -- Class A/(a)/......................  1,087       17,414
Fiserv, Inc./(a)/.....................................  1,870      171,030
FleetCor Technologies, Inc./(a)/......................    744      106,340

COMPANY                                  SHARES  U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Gartner, Inc./(a)/......................    600    $   54,420
Genpact Ltd./(a)/.......................  1,180        29,476
Global Payments, Inc....................    960        61,930
International Business Machines Corp....  3,965       545,663
Jack Henry & Associates, Inc............    650        50,739
Leidos Holdings, Inc....................     50         2,813
MasterCard, Inc. -- Class A.............  7,750       754,540
Paychex, Inc............................  2,130       112,656
PayPal Holdings, Inc./(a)/..............  9,380       339,556
Sabre Corp..............................    800        22,376
Square, Inc. -- Class A/(a)/............    188         2,461
Teradata Corp./(a)/.....................    750        19,815
Total System Services, Inc..............  1,250        62,250
Vantiv, Inc. -- Class A/(a)/............  1,080        51,214
VeriFone Systems, Inc./(a)/.............    800        22,416
Visa, Inc. -- Class A................... 15,210     1,179,536
Western Union Co. (The) -- Class W......  3,940        70,565
WEX, Inc./(a)/..........................    300        26,520
                                                   ----------
                                                    5,051,500
                                                   ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
Analog Devices, Inc.....................  2,150       118,938
Applied Materials, Inc..................  5,600       104,552
Atmel Corp..............................  3,200        27,552
Avago Technologies Ltd..................  2,000       290,300
Broadcom Corp. -- Class A...............    300        17,346
Intel Corp..............................  2,500        86,125
KLA-Tencor Corp.........................  1,200        83,220
Lam Research Corp.......................    900        71,478
Linear Technology Corp..................  1,850        78,569
Maxim Integrated Products, Inc..........    700        26,600
Microchip Technology, Inc...............  1,600        74,464
Micron Technology, Inc./(a)/............    600         8,496
NXP Semiconductors NV/(a)/..............      1            57
ON Semiconductor Corp./(a)/.............  3,050        29,890
Qorvo, Inc./(a)/........................  1,100        55,990
Skyworks Solutions, Inc.................  1,450       111,403
SunEdison, Inc./(a)/....................  1,850         9,417
SunPower Corp./(a)/.....................     50         1,501
Texas Instruments, Inc..................  8,050       441,220
Xilinx, Inc.............................    450        21,137
                                                   ----------
                                                    1,658,255
                                                   ----------
SOFTWARE -- 5.6%
Adobe Systems, Inc./(a)/................  3,840       360,730
ANSYS, Inc./(a)/........................    130        12,025
Autodesk, Inc./(a)/.....................  1,270        77,381
Cadence Design Systems, Inc./(a)/.......  2,270        47,239
CDK Global, Inc.........................  1,190        56,489
Citrix Systems, Inc./(a)/...............  1,220        92,293
Electronic Arts, Inc./(a)/..............  2,400       164,928
FireEye, Inc./(a)/......................  1,017        21,093
Fortinet, Inc./(a)/.....................  1,030        32,105
Intuit, Inc.............................  2,170       209,405
King Digital Entertainment PLC..........    550         9,834
Microsoft Corp./(b)/.................... 35,570     1,973,424
NetSuite, Inc./(a)/.....................    330        27,925
Oracle Corp............................. 14,735       538,270
PTC, Inc./(a)/..........................    800        27,704
Red Hat, Inc./(a)/......................  1,410       116,762

                                     FSA-5

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
salesforce.com, Inc./(a)/....................  5,110  $   400,624
ServiceNow, Inc./(a)/........................  1,157      100,150
SolarWinds, Inc./(a)/........................    410       24,149
Solera Holdings, Inc.........................    440       24,125
Splunk, Inc./(a)/............................    930       54,693
SS&C Technologies Holdings, Inc..............    500       34,135
Synopsys, Inc./(a)/..........................     50        2,280
Tableau Software, Inc. -- Class A/(a)/.......    400       37,688
Ultimate Software Group, Inc. (The)/(a)/.....    250       48,877
VMware, Inc. -- Class A/(a)/.................    560       31,679
Workday, Inc. -- Class A/(a)/................    760       60,557
                                                      -----------
                                                        4,586,564
                                                      -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 5.8%
3D Systems Corp./(a)/........................    300        2,607
Apple, Inc................................... 44,690    4,704,069
EMC Corp./MA.................................  1,180       30,302
NetApp, Inc..................................    620       16,449
                                                      -----------
                                                        4,753,427
                                                      -----------
Total Information Technology.................          22,948,921
                                                      -----------
CONSUMER DISCRETIONARY -- 21.3%

AUTO COMPONENTS -- 0.5%
BorgWarner, Inc..............................  1,750       75,652
Delphi Automotive PLC........................  2,200      188,606
Gentex Corp./MI..............................  1,100       17,611
Johnson Controls, Inc........................  1,050       41,465
Lear Corp....................................    500       61,415
Visteon Corp./(a)/...........................    350       40,075
                                                      -----------
                                                          424,824
                                                      -----------
AUTOMOBILES -- 0.3%
Harley-Davidson, Inc.........................    800       36,312
Tesla Motors, Inc./(a)/......................    820      196,808
Thor Industries, Inc.........................    350       19,653
                                                      -----------
                                                          252,773
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................  1,050       90,184
LKQ Corp./(a)/...............................  2,360       69,927
                                                      -----------
                                                          160,111
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc...............................  1,900       63,289
Service Corp. International/US...............  1,550       40,331
ServiceMaster Global Holdings, Inc./(a)/.....    741       29,077
                                                      -----------
                                                          132,697
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.4%
Aramark......................................  1,324       42,699
Brinker International, Inc...................    400       19,180
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    300      143,955
Choice Hotels International, Inc.............    250       12,603
Darden Restaurants, Inc......................    100        6,364
Domino's Pizza, Inc..........................    450       50,063
Dunkin' Brands Group, Inc....................    746       31,772
Extended Stay America, Inc...................    450        7,155
Hilton Worldwide Holdings, Inc...............  3,974       85,044
International Game Technology PLC............    400        6,472
Las Vegas Sands Corp.........................  2,800      122,752

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Marriott International, Inc./MD -- Class A...........  1,628   $  109,141
McDonald's Corp......................................  7,400      874,236
MGM Resorts International/(a)/.......................    150        3,408
Norwegian Cruise Line Holdings Ltd./(a)/.............    890       52,154
Panera Bread Co. -- Class A/(a)/.....................    200       38,956
Six Flags Entertainment Corp.........................    480       26,371
Starbucks Corp....................................... 11,550      693,346
Starwood Hotels & Resorts Worldwide, Inc.............  1,300       90,064
Wyndham Worldwide Corp...............................    900       65,385
Wynn Resorts Ltd.....................................    500       34,595
Yum! Brands, Inc.....................................  3,350      244,717
                                                               ----------
                                                                2,760,432
                                                               ----------
HOUSEHOLD DURABLES -- 0.6%
DR Horton, Inc.......................................  1,000       32,030
GoPro, Inc. -- Class A/(a)/..........................    616       11,094
Harman International Industries, Inc.................    500       47,105
Jarden Corp./(a)/....................................  1,625       92,820
Leggett & Platt, Inc.................................  1,000       42,020
Lennar Corp. -- Class A..............................    450       22,010
Lennar Corp. -- Class B..............................     50        2,009
Mohawk Industries, Inc./(a)/.........................    350       66,286
Newell Rubbermaid, Inc...............................  1,000       44,080
NVR, Inc./(a)/.......................................     50       82,150
Tempur Sealy International, Inc./(a)/................    400       28,184
Toll Brothers, Inc./(a)/.............................    400       13,320
TopBuild Corp./(a)/..................................    272        8,369
Tupperware Brands Corp...............................    350       19,478
Whirlpool Corp.......................................     50        7,344
                                                               ----------
                                                                  518,299
                                                               ----------
INTERNET & CATALOG RETAIL -- 4.0%
Amazon.com, Inc./(a)/................................  3,040    2,054,706
Expedia, Inc.........................................    851      105,805
Groupon, Inc./(a)/...................................  3,840       11,789
Liberty Interactive Corp. QVC Group -- Class A/(a)/..  1,690       46,171
Liberty Ventures -- Series A/(a)/....................  1,035       46,689
Netflix, Inc./(a)/...................................  3,293      376,653
Priceline Group, Inc. (The)/(a)/.....................    433      552,053
TripAdvisor, Inc./(a)/...............................    820       69,905
                                                               ----------
                                                                3,263,771
                                                               ----------
LEISURE PRODUCTS -- 0.1%
Brunswick Corp./DE...................................    450       22,729
Hasbro, Inc..........................................    650       43,784
Polaris Industries, Inc..............................    550       47,272
Vista Outdoor, Inc./(a)/.............................     50        2,226
                                                               ----------
                                                                  116,011
                                                               ----------
MEDIA -- 5.2%
AMC Networks, Inc. -- Class A/(a)/...................    400       29,872
Cablevision Systems Corp. -- Class A.................    200        6,380
CBS Corp. -- Class B.................................  3,750      176,737
Charter Communications, Inc. -- Class A/(a)/.........    650      119,015
Cinemark Holdings, Inc...............................    850       28,415
Clear Channel Outdoor Holdings, Inc. -- Class A/(a)/.    100          559
Comcast Corp. -- Class A............................. 17,500      987,525
Discovery Communications, Inc. -- Class A/(a)/.......  1,050       28,014
Discovery Communications, Inc. -- Class C/(a)/.......  1,850       46,657
DISH Network Corp. -- Class A/(a)/...................  1,100       62,898
Interpublic Group of Cos., Inc. (The)................  3,200       74,496

                                     FSA-6

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
MEDIA (CONTINUED)
Lions Gate Entertainment Corp...................    650   $   21,054
Live Nation Entertainment, Inc./(a)/............  1,100       27,027
Madison Square Garden Co. (The) -- Class A/(a)/.    166       26,859
Morningstar, Inc................................    150       12,062
MSG Networks, Inc./(a)/.........................    400        8,320
Omnicom Group, Inc..............................  1,900      143,754
Regal Entertainment Group -- Class A............    550       10,379
Scripps Networks Interactive, Inc. -- Class A...    650       35,886
Sirius XM Holdings, Inc./(a)/................... 17,800       72,446
Starz -- Class A/(a)/...........................    600       20,100
Time Warner Cable, Inc. -- Class A..............  2,250      417,577
Time Warner, Inc................................  3,300      213,411
Twenty-First Century Fox, Inc. -- Class A.......  6,210      168,664
Twenty-First Century Fox, Inc. -- Class B.......  2,450       66,713
Viacom, Inc. -- Class A.........................     50        2,200
Viacom, Inc. -- Class B.........................  2,625      108,045
Walt Disney Co. (The)........................... 13,200    1,387,056
                                                          ----------
                                                           4,302,121
                                                          ----------
MULTILINE RETAIL -- 0.6%
Dillard's, Inc. -- Class A......................     30        1,971
Dollar General Corp.............................  2,370      170,332
Dollar Tree, Inc./(a)/..........................  1,806      139,459
Macy's, Inc.....................................  1,890       66,112
Nordstrom, Inc..................................  1,050       52,301
Sears Holdings Corp./(a)/.......................     20          411
Target Corp.....................................    428       31,077
                                                          ----------
                                                             461,663
                                                          ----------
SPECIALTY RETAIL -- 4.7%
Aaron's, Inc....................................     45        1,008
Advance Auto Parts, Inc.........................    610       91,811
AutoNation, Inc./(a)/...........................    480       28,637
AutoZone, Inc./(a)/.............................    290      215,154
Bed Bath & Beyond, Inc./(a)/....................  1,310       63,207
Cabela's, Inc./(a)/.............................     50        2,337
CarMax, Inc./(a)/...............................  1,600       86,352
CST Brands, Inc.................................    420       16,439
Dick's Sporting Goods, Inc......................    490       17,321
DSW, Inc. -- Class A............................     50        1,193
Foot Locker, Inc................................    880       57,279
Gap, Inc. (The).................................  1,820       44,954
GNC Holdings, Inc. -- Class A...................    600       18,612
Home Depot, Inc. (The).......................... 10,120    1,338,370
L Brands, Inc...................................  1,930      184,933
Lowe's Cos., Inc................................  7,314      556,157
Michaels Cos., Inc. (The)/(a)/..................    394        8,711
Murphy USA, Inc./(a)/...........................     20        1,215
O'Reilly Automotive, Inc./(a)/..................    830      210,339
Office Depot, Inc./(a)/.........................    750        4,230
Penske Automotive Group, Inc....................     90        3,811
Ross Stores, Inc................................  3,190      171,654
Sally Beauty Holdings, Inc./(a)/................  1,180       32,910
Signet Jewelers Ltd.............................    660       81,635
Tiffany & Co....................................    680       51,877
TJX Cos., Inc. (The)............................  5,220      370,150
Tractor Supply Co...............................  1,000       85,500
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.....    540       99,900
Urban Outfitters, Inc./(a)/.....................    640       14,560
Williams-Sonoma, Inc............................    630       36,798
                                                          ----------
                                                           3,897,054
                                                          ----------

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
Carter's, Inc............................    350  $    31,160
Coach, Inc...............................    300        9,819
Fossil Group, Inc./(a)/..................    250        9,140
Hanesbrands, Inc.........................  3,100       91,233
Kate Spade & Co./(a)/....................    950       16,882
lululemon athletica, Inc./(a)/...........    800       41,976
Michael Kors Holdings Ltd./(a)/..........  1,500       60,090
NIKE, Inc. -- Class B.................... 10,600      662,500
Ralph Lauren Corp........................     50        5,574
Skechers U.S.A., Inc. -- Class A/(a)/....    950       28,700
Under Armour, Inc. -- Class A/(a)/.......  1,350      108,823
VF Corp..................................  2,600      161,850
                                                  -----------
                                                    1,227,747
                                                  -----------
Total Consumer Discretionary.............          17,517,503
                                                  -----------
HEALTH CARE -- 17.0%

BIOTECHNOLOGY -- 7.1%
AbbVie, Inc.............................. 12,809      758,805
Agios Pharmaceuticals, Inc./(a)/.........    200       12,984
Alexion Pharmaceuticals, Inc./(a)/.......  1,700      324,275
Alkermes PLC/(a)/........................    900       71,442
Alnylam Pharmaceuticals, Inc./(a)/.......    500       47,070
Amgen, Inc...............................  5,900      957,747
Baxalta, Inc.............................  2,600      101,478
Biogen, Inc./(a)/........................  1,749      535,806
BioMarin Pharmaceutical, Inc./(a)/.......  1,200      125,712
Bluebird Bio, Inc./(a)/..................    200       12,844
Celgene Corp./(a)/.......................  6,126      733,650
Gilead Sciences, Inc..................... 11,416    1,155,185
Incyte Corp./(a)/........................  1,200      130,140
Intercept Pharmaceuticals, Inc./(a)/.....    150       22,403
Intrexon Corp./(a)/......................    350       10,553
Ionis Pharmaceuticals, Inc./(a)/.........    850       52,640
Juno Therapeutics, Inc./(a)/.............     77        3,386
Medivation, Inc./(a)/....................  1,150       55,591
OPKO Health, Inc./(a)/...................  2,250       22,612
Puma Biotechnology, Inc./(a)/............    200       15,680
Regeneron Pharmaceuticals, Inc./(a)/.....    650      352,865
Seattle Genetics, Inc./(a)/..............    750       33,660
United Therapeutics Corp./(a)/...........    400       62,644
Vertex Pharmaceuticals, Inc./(a)/........  1,900      239,077
                                                  -----------
                                                    5,838,249
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.7%
Alere, Inc./(a)/.........................    350       13,682
Align Technology, Inc./(a)/..............    550       36,218
Baxter International, Inc................  2,600       99,190
Becton Dickinson and Co..................  1,650      254,248
Boston Scientific Corp./(a)/.............    750       13,830
Cooper Cos., Inc. (The)..................    300       40,260
CR Bard, Inc.............................    600      113,664
DENTSPLY International, Inc..............    200       12,170
DexCom, Inc./(a)/........................    550       45,045
Edwards Lifesciences Corp./(a)/..........  1,600      126,368
Hill-Rom Holdings, Inc...................    400       19,224
Hologic, Inc./(a)/.......................  1,900       73,511
IDEXX Laboratories, Inc./(a)/............    650       47,398
Intuitive Surgical, Inc./(a)/............    300      163,848
ResMed, Inc..............................  1,050       56,374
Sirona Dental Systems, Inc./(a)/.........    450       49,307

                                     FSA-7

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
St Jude Medical, Inc................................  1,200   $   74,124
Stryker Corp........................................  1,300      120,822
Varian Medical Systems, Inc./(a)/...................    800       64,640
Zimmer Biomet Holdings, Inc.........................    100       10,259
                                                              ----------
                                                               1,434,182
                                                              ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.6%
Acadia Healthcare Co., Inc./(a)/....................    400       24,984
Aetna, Inc..........................................    700       75,684
AmerisourceBergen Corp. -- Class A..................  1,700      176,307
Anthem, Inc.........................................    450       62,748
Brookdale Senior Living, Inc./(a)/..................    300        5,538
Cardinal Health, Inc................................  2,350      209,784
Centene Corp./(a)/..................................    850       55,938
Cigna Corp..........................................  2,050      299,976
DaVita HealthCare Partners, Inc./(a)/...............    400       27,884
Envision Healthcare Holdings, Inc./(a)/.............  1,403       36,436
Express Scripts Holding Co./(a)/....................  4,370      381,982
HCA Holdings, Inc./(a)/.............................    200       13,526
Health Net, Inc./CA/(a)/............................    100        6,846
Henry Schein, Inc./(a)/.............................    700      110,733
Humana, Inc.........................................  1,050      187,435
Laboratory Corp. of America Holdings/(a)/...........    270       33,383
LifePoint Health, Inc./(a)/.........................     50        3,670
McKesson Corp.......................................  1,800      355,014
MEDNAX Inc/(a)/.....................................    350       25,081
Patterson Cos., Inc.................................    350       15,824
Premier, Inc. -- Class A/(a)/.......................    289       10,193
Tenet Healthcare Corp./(a)/.........................    712       21,574
UnitedHealth Group, Inc.............................  7,050      829,362
Universal Health Services, Inc. -- Class B..........    150       17,924
VCA, Inc./(a)/......................................    600       33,000
                                                              ----------
                                                               3,020,826
                                                              ----------
HEALTH CARE TECHNOLOGY -- 0.3%
Allscripts Healthcare Solutions, Inc./(a)/..........    350        5,383
athenahealth, Inc./(a)/.............................    350       56,340
Cerner Corp./(a)/...................................  2,250      135,382
IMS Health Holdings, Inc./(a)/......................  1,000       25,470
Inovalon Holdings, Inc. -- Class A/(a)/.............    164        2,788
Veeva Systems, Inc. -- Class A/(a)/.................    538       15,521
                                                              ----------
                                                                 240,884
                                                              ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
Bio-Techne Corp.....................................    150       13,500
Bruker Corp./(a)/...................................    800       19,416
Charles River Laboratories International, Inc./(a)/.    300       24,117
Illumina, Inc./(a)/.................................  1,100      211,139
Mettler-Toledo International, Inc./(a)/.............    250       84,783
PerkinElmer, Inc....................................    100        5,357
Quintiles Transnational Holdings, Inc./(a)/.........    500       34,330
Thermo Fisher Scientific, Inc.......................  1,100      156,035
VWR Corp./(a)/......................................     85        2,406
Waters Corp./(a)/...................................    600       80,748
                                                              ----------
                                                                 631,831
                                                              ----------
PHARMACEUTICALS -- 3.5%
Akorn, Inc./ (a)/...................................    600       22,386
Allergan PLC/(a)/...................................  1,372      428,750
Bristol-Myers Squibb Co............................. 12,950      890,831
Eli Lilly & Co......................................  7,550      636,163

COMPANY                                SHARES U.S. $ VALUE
----------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Endo International PLC/(a)/...........    600  $    36,732
Jazz Pharmaceuticals PLC/(a)/.........    500       70,280
Johnson & Johnson.....................  2,750      282,480
Mallinckrodt PLC/(a)/.................    343       25,598
Merck & Co., Inc......................  2,450      129,409
Mylan NV/(a)/.........................  2,747      148,530
Perrigo Co. PLC.......................    236       34,149
Zoetis, Inc...........................  3,780      181,138
                                               -----------
                                                 2,886,446
                                               -----------
Total Health Care.....................          14,052,418
                                               -----------
CONSUMER STAPLES -- 11.2%

BEVERAGES -- 3.8%
Brown-Forman Corp. -- Class A.........    200       22,022
Brown-Forman Corp. -- Class B.........    875       86,870
Coca-Cola Co. (The)................... 30,400    1,305,984
Coca-Cola Enterprises, Inc............  1,800       88,632
Constellation Brands, Inc. -- Class A.  1,250      178,050
Dr Pepper Snapple Group, Inc..........  1,500      139,800
Monster Beverage Corp./(a)/...........  1,150      171,304
PepsiCo, Inc.......................... 11,487    1,147,781
                                               -----------
                                                 3,140,443
                                               -----------
FOOD & STAPLES RETAILING -- 2.4%
Costco Wholesale Corp.................  3,450      557,175
CVS Health Corp.......................  8,100      791,937
Kroger Co. (The)......................  7,550      315,817
Rite Aid Corp./(a)/...................  4,500       35,280
Sprouts Farmers Market, Inc./(a)/.....  1,136       30,206
Sysco Corp............................  1,400       57,400
Walgreens Boots Alliance, Inc.........    950       80,897
Whole Foods Market, Inc...............  2,500       83,750
                                               -----------
                                                 1,952,462
                                               -----------
FOOD PRODUCTS -- 1.7%
Blue Buffalo Pet Products, Inc./(a)/..    160        2,994
Campbell Soup Co......................    700       36,785
ConAgra Foods, Inc....................    450       18,972
Flowers Foods, Inc....................  1,150       24,714
General Mills, Inc....................  4,600      265,236
Hain Celestial Group, Inc. (The)/(a)/.    750       30,292
Hershey Co. (The).....................  1,100       98,197
Hormel Foods Corp.....................  1,000       79,080
Ingredion, Inc........................     50        4,792
Kellogg Co............................  1,750      126,472
Keurig Green Mountain, Inc............    950       85,481
Kraft Heinz Co. (The).................  4,566      332,222
McCormick & Co., Inc./MD..............    950       81,282
Mead Johnson Nutrition Co. -- Class A.  1,550      122,372
Pilgrim's Pride Corp..................     50        1,105
Tyson Foods, Inc. -- Class A..........    100        5,333
WhiteWave Foods Co. (The)/(a)/........  1,298       50,505
                                               -----------
                                                 1,365,834
                                               -----------
HOUSEHOLD PRODUCTS -- 1.1%
Church & Dwight Co., Inc..............  1,000       84,880
Clorox Co. (The)......................    850      107,806
Colgate-Palmolive Co..................  6,150      409,713
Kimberly-Clark Corp...................  2,200      280,060
Spectrum Brands Holdings, Inc.........    200       20,360
                                               -----------
                                                   902,819
                                               -----------

                                     FSA-8

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%
Coty, Inc. -- Class A.............................    554   $   14,199
Estee Lauder Cos., Inc. (The) -- Class A..........  1,650      145,299
Herbalife Ltd./(a)/...............................    400       21,448
Nu Skin Enterprises, Inc. -- Class A..............    100        3,789
                                                            ----------
                                                               184,735
                                                            ----------
TOBACCO -- 2.0%
Altria Group, Inc................................. 14,350      835,314
Philip Morris International, Inc..................  5,977      525,438
Reynolds American, Inc............................  6,394      295,083
                                                            ----------
                                                             1,655,835
                                                            ----------
Total Consumer Staples............................           9,202,128
                                                            ----------
INDUSTRIALS -- 10.7%

AEROSPACE & DEFENSE -- 2.9%
B/E Aerospace, Inc................................    750       31,778
Boeing Co. (The)..................................  5,390      779,340
General Dynamics Corp.............................    750      103,020
Hexcel Corp.......................................    650       30,193
Honeywell International, Inc......................  6,050      626,598
Huntington Ingalls Industries, Inc................    400       50,740
Lockheed Martin Corp..............................  1,500      325,725
Northrop Grumman Corp.............................    500       94,405
Precision Castparts Corp..........................    250       58,003
Rockwell Collins, Inc.............................  1,000       92,300
Spirit AeroSystems Holdings, Inc. -- Class A/(a)/.    950       47,567
Textron, Inc......................................    400       16,804
TransDigm Group, Inc./(a)/........................    450      102,802
United Technologies Corp..........................    650       62,445
                                                            ----------
                                                             2,421,720
                                                            ----------
AIR FREIGHT & LOGISTICS -- 1.0%
CH Robinson Worldwide, Inc........................  1,100       68,222
Expeditors International of Washington, Inc.......  1,450       65,395
FedEx Corp........................................    850      126,641
United Parcel Service, Inc. -- Class B............  5,400      519,642
                                                            ----------
                                                               779,900
                                                            ----------
AIRLINES -- 1.3%
Alaska Air Group, Inc.............................    950       76,484
American Airlines Group, Inc......................  5,304      224,624
Delta Air Lines, Inc..............................  6,300      319,347
JetBlue Airways Corp./(a)/........................    850       19,253
Southwest Airlines Co.............................  5,100      219,606
Spirit Airlines, Inc./(a)/........................    500       19,925
United Continental Holdings, Inc./(a)/............  2,927      167,717
                                                            ----------
                                                             1,046,956
                                                            ----------
BUILDING PRODUCTS -- 0.3%
Allegion PLC......................................    750       49,440
AO Smith Corp.....................................    600       45,966
Armstrong World Industries, Inc./(a)/.............    100        4,573
Fortune Brands Home & Security, Inc...............    350       19,425
Lennox International, Inc.........................    350       43,715
Masco Corp........................................  2,650       74,995
USG Corp./(a)/....................................    650       15,789
                                                            ----------
                                                               253,903
                                                            ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp.......................................    700       63,735
Clean Harbors, Inc./(a)/..........................    300       12,495

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Copart, Inc./(a)/..........................    900   $   34,209
Covanta Holding Corp.......................    800       12,392
KAR Auction Services, Inc..................    350       12,960
Pitney Bowes, Inc..........................    600       12,390
Rollins, Inc...............................    650       16,835
RR Donnelley & Sons Co.....................    800       11,776
Stericycle, Inc./(a)/......................    700       84,420
Tyco International PLC/(a)/................  2,800       89,292
Waste Management, Inc......................    200       10,674
                                                     ----------
                                                        361,178
                                                     ----------
CONSTRUCTION & ENGINEERING -- 0.0%
AECOM/(a)/.................................    150        4,505
Quanta Services, Inc./(a)/.................    300        6,075
                                                     ----------
                                                         10,580
                                                     ----------
ELECTRICAL EQUIPMENT -- 0.6%
Acuity Brands, Inc.........................    350       81,830
AMETEK, Inc................................  1,790       95,926
Babcock & Wilcox Enterprises, Inc./(a)/....     50        1,044
BWX Technologies, Inc......................    150        4,766
Emerson Electric Co........................  3,550      169,796
Hubbell, Inc...............................     50        5,052
Regal Beloit Corp..........................     50        2,926
Rockwell Automation, Inc...................  1,000      102,610
SolarCity Corp./(a)/.......................    450       22,959
                                                     ----------
                                                        486,909
                                                     ----------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co......................................  4,958      746,873
Carlisle Cos., Inc.........................    100        8,869
Danaher Corp...............................    930       86,378
Roper Technologies, Inc....................    350       66,427
                                                     ----------
                                                        908,547
                                                     ----------
MACHINERY -- 1.2%
Allison Transmission Holdings, Inc.........    700       18,123
Caterpillar, Inc...........................    750       50,970
Cummins, Inc...............................  1,000       88,010
Deere & Co.................................    400       30,508
Donaldson Co., Inc.........................    900       25,794
Flowserve Corp.............................    400       16,832
Graco, Inc.................................    450       32,431
IDEX Corp..................................    500       38,305
Illinois Tool Works, Inc...................  2,350      217,798
Ingersoll-Rand PLC.........................     50        2,765
Lincoln Electric Holdings, Inc.............    450       23,351
Middleby Corp. (The)/(a)/..................    400       43,148
Nordson Corp...............................    400       25,660
PACCAR, Inc................................  2,400      113,760
Parker-Hannifin Corp.......................    500       48,490
Snap-on, Inc...............................    500       85,715
Stanley Black & Decker, Inc................    100       10,673
Toro Co. (The).............................    450       32,881
Valmont Industries, Inc....................     50        5,301
WABCO Holdings, Inc./(a)/..................    450       46,017
Wabtec Corp./DE............................    700       49,784
                                                     ----------
                                                      1,006,316
                                                     ----------
PROFESSIONAL SERVICES -- 0.5%
Dun & Bradstreet Corp. (The)...............    100       10,393
Equifax, Inc...............................    900      100,233

                                     FSA-9

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
PROFESSIONAL SERVICES (CONTINUED)
IHS, Inc. -- Class A/(a)/..........................    500   $   59,215
Nielsen Holdings PLC...............................  1,953       91,010
Robert Half International, Inc.....................  1,000       47,140
Towers Watson & Co. -- Class A.....................    100       12,846
TransUnion/(a)/....................................    160        4,411
Verisk Analytics, Inc. -- Class A/(a)/.............  1,307      100,482
                                                             ----------
                                                                425,730
                                                             ----------
ROAD & RAIL -- 0.9%
AMERCO.............................................     50       19,475
Avis Budget Group, Inc./(a)/.......................    750       27,217
CSX Corp...........................................  1,900       49,305
Genesee & Wyoming, Inc. -- Class A/(a)/............    150        8,054
Hertz Global Holdings, Inc./(a)/...................  3,100       44,113
JB Hunt Transport Services, Inc....................    650       47,684
Landstar System, Inc...............................    250       14,663
Old Dominion Freight Line, Inc./(a)/...............    450       26,581
Union Pacific Corp.................................  6,800      531,760
                                                             ----------
                                                                768,852
                                                             ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Air Lease Corp.....................................     50        1,674
Fastenal Co........................................  2,200       89,804
HD Supply Holdings, Inc./(a)/......................  1,278       38,378
MSC Industrial Direct Co., Inc. -- Class A.........    100        5,627
United Rentals, Inc./(a)/..........................    700       50,778
Watsco, Inc........................................    200       23,426
WW Grainger, Inc...................................    550      111,425
                                                             ----------
                                                                321,112
                                                             ----------
Total Industrials..................................           8,791,703
                                                             ----------
FINANCIALS -- 5.5%

BANKS -- 0.1%
Signature Bank/New York NY/(a)/....................    400       61,348
SVB Financial Group/(a)/...........................    250       29,725
                                                             ----------
                                                                 91,073
                                                             ----------
CAPITAL MARKETS -- 1.2%
Affiliated Managers Group, Inc./(a)/...............    450       71,892
Ameriprise Financial, Inc..........................  1,150      122,383
Artisan Partners Asset Management, Inc. -- Class A.    250        9,015
Bank of New York Mellon Corp. (The)................    850       35,037
BlackRock, Inc. -- Class A.........................    360      122,587
Charles Schwab Corp. (The).........................  6,250      205,812
Eaton Vance Corp...................................    850       27,565
Federated Investors, Inc. -- Class B...............    650       18,623
Interactive Brokers Group, Inc. -- Class A.........     50        2,180
Invesco Ltd........................................    400       13,392
Lazard Ltd. -- Class A.............................    900       40,509
Legg Mason, Inc....................................    150        5,885
LPL Financial Holdings, Inc........................    544       23,202
NorthStar Asset Management Group, Inc./New York....  1,497       18,174
SEI Investments Co.................................  1,000       52,400
T Rowe Price Group, Inc............................  1,950      139,405
TD Ameritrade Holding Corp.........................  1,750       60,742
Waddell & Reed Financial, Inc. -- Class A..........    550       15,763
                                                             ----------
                                                                984,566
                                                             ----------
CONSUMER FINANCE -- 0.2%
Ally Financial, Inc./(a)/..........................    250        4,660
American Express Co................................  1,287       89,511

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
Credit Acceptance Corp./(a)/.................    100   $   21,402
LendingClub Corp./(a)/.......................    508        5,613
Santander Consumer USA Holdings, Inc./(a)/...      7          111
SLM Corp./(a)/...............................  3,000       19,560
                                                       ----------
                                                          140,857
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Berkshire Hathaway, Inc. -- Class B/(a)/.....    900      118,836
CBOE Holdings, Inc...........................    660       42,834
FactSet Research Systems, Inc................    360       58,525
Intercontinental Exchange, Inc...............    350       89,691
Leucadia National Corp.......................    250        4,348
McGraw Hill Financial, Inc...................  2,150      211,947
Moody's Corp.................................  1,350      135,459
MSCI, Inc. -- Class A........................    800       57,704
                                                       ----------
                                                          719,344
                                                       ----------
INSURANCE -- 0.5%
AmTrust Financial Services, Inc..............     50        3,079
Aon PLC......................................  2,200      202,862
Arthur J Gallagher & Co......................    650       26,611
Erie Indemnity Co. -- Class A................    200       19,128
Markel Corp./(a)/............................     58       51,234
Marsh & McLennan Cos., Inc...................  2,450      135,853
                                                       ----------
                                                          438,767
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
American Tower Corp..........................  3,290      318,965
Boston Properties, Inc.......................  1,050      133,917
Columbia Property Trust, Inc.................    100        2,348
Crown Castle International Corp..............  2,623      226,758
Digital Realty Trust, Inc....................    550       41,591
Empire State Realty Trust, Inc. -- Class A...    400        7,228
Equinix, Inc.................................    494      149,386
Equity LifeStyle Properties, Inc.............    600       40,002
Extra Space Storage, Inc.....................    930       82,035
Federal Realty Investment Trust..............    550       80,355
Four Corners Property Trust, Inc./(a)/.......     66        1,595
Gaming and Leisure Properties, Inc...........     50        1,390
Healthcare Trust of America, Inc. -- Class A.    100        2,697
Iron Mountain, Inc...........................    570       15,396
Lamar Advertising Co. -- Class A.............    550       32,989
Omega Healthcare Investors, Inc..............    300       10,494
Plum Creek Timber Co., Inc...................    470       22,428
Post Properties, Inc.........................     50        2,958
Public Storage...............................  1,020      252,654
Simon Property Group, Inc....................  2,389      464,517
Tanger Factory Outlet Centers, Inc...........    670       21,909
Taubman Centers, Inc.........................    200       15,344
Welltower, Inc...............................  1,200       81,636
Weyerhaeuser Co..............................    250        7,495
                                                       ----------
                                                        2,016,087
                                                       ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
CBRE Group, Inc. -- Class A/(a)/.............  2,120       73,310
Howard Hughes Corp. (The)/(a)/...............    150       16,974
Jones Lang LaSalle, Inc......................    300       47,958
Realogy Holdings Corp./(a)/..................    400       14,668
                                                       ----------
                                                          152,910
                                                       ----------
Total Financials.............................           4,543,604
                                                       ----------

                                    FSA-10

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
MATERIALS -- 3.5%

CHEMICALS -- 2.9%
Air Products & Chemicals, Inc............  1,350   $  175,648
Airgas, Inc..............................    100       13,832
Ashland, Inc.............................     50        5,135
Axalta Coating Systems Ltd./(a)/.........    687       18,309
Celanese Corp. -- Series A...............    100        6,733
CF Industries Holdings, Inc..............  1,800       73,458
Chemours Co. (The).......................    560        3,002
Dow Chemical Co. (The)...................  1,100       56,628
Eastman Chemical Co......................    206       13,907
Ecolab, Inc..............................  2,006      229,446
EI du Pont de Nemours & Co...............  3,250      216,450
FMC Corp.................................    750       29,347
Huntsman Corp............................    950       10,802
International Flavors & Fragrances, Inc..    650       77,766
LyondellBasell Industries NV -- Class A..  2,950      256,355
Monsanto Co..............................  3,623      356,938
NewMarket Corp...........................    100       38,073
Platform Specialty Products Corp./(a)/...    150        1,925
PPG Industries, Inc......................  2,150      212,463
Praxair, Inc.............................  1,900      194,560
RPM International, Inc...................    950       41,857
Scotts Miracle-Gro Co. (The) -- Class A..    300       19,353
Sherwin-Williams Co. (The)...............    700      181,720
Valspar Corp. (The)......................    650       53,917
WR Grace & Co./(a)/......................    600       59,754
                                                   ----------
                                                    2,347,378
                                                   ----------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc.....................    300       18,129
Martin Marietta Materials, Inc...........    100       13,658
Vulcan Materials Co......................    150       14,246
                                                   ----------
                                                       46,033
                                                   ----------
CONTAINERS & PACKAGING -- 0.4%
AptarGroup, Inc..........................    100        7,265
Avery Dennison Corp......................    600       37,596
Ball Corp................................  1,050       76,366
Bemis Co., Inc...........................     50        2,235
Crown Holdings, Inc./(a)/................    400       20,280
Graphic Packaging Holding Co.............  1,450       18,603
Owens-Illinois, Inc./(a)/................     50          871
Packaging Corp. of America...............    700       44,135
Sealed Air Corp..........................  1,600       71,360
Silgan Holdings, Inc.....................    300       16,116
WestRock Co..............................    100        4,562
                                                   ----------
                                                      299,389
                                                   ----------
METALS & MINING -- 0.0%
Compass Minerals International, Inc......    250       18,817
Royal Gold, Inc..........................     50        1,824
Southern Copper Corp.....................    268        7,000
Steel Dynamics, Inc......................    200        3,574
Tahoe Resources, Inc.....................    150        1,301
                                                   ----------
                                                       32,516
                                                   ----------
PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co...................  3,050      114,985
                                                   ----------
Total Materials..........................           2,840,301
                                                   ----------

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.0%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
AT&T, Inc...................................  6,939  $   238,771
Level 3 Communications, Inc./(a)/...........    177        9,622
Verizon Communications, Inc................. 29,300    1,354,246
Zayo Group Holdings, Inc./(a)/..............    875       23,266
                                                     -----------
                                                       1,625,905
                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
SBA Communications Corp. -- Class A/(a)/....    450       47,282
                                                     -----------
Total Telecommunication Services............           1,673,187
                                                     -----------
ENERGY -- 0.5%

ENERGY EQUIPMENT & SERVICES -- 0.1%
FMC Technologies, Inc./(a)/.................  1,100       31,911
Oceaneering International, Inc..............    100        3,752
RPC, Inc....................................     50          597
Schlumberger Ltd............................  1,140       79,515
                                                     -----------
                                                         115,775
                                                     -----------
OIL, GAS & CONSUMABLE FUELS -- 0.4%
Cabot Oil & Gas Corp........................  3,200       56,608
Continental Resources, Inc./OK/(a)/.........    200        4,596
CVR Energy, Inc.............................     50        1,967
EOG Resources, Inc..........................    300       21,237
Fitbit, Inc./(a)/...........................    186        5,504
HollyFrontier Corp..........................    200        7,978
Marathon Petroleum Corp.....................    300       15,552
Memorial Resource Development Corp./(a)/....    638       10,304
ONEOK, Inc..................................    650       16,029
Range Resources Corp........................     50        1,231
Targa Resources Corp........................    200        5,412
Teekay Corp.................................    100          987
Tesoro Corp.................................     50        5,268
Williams Cos., Inc. (The)...................  5,747      147,698
World Fuel Services Corp....................    100        3,846
                                                     -----------
                                                         304,217
                                                     -----------
Total Energy................................             419,992
                                                     -----------
UTILITIES -- 0.0%

ELECTRIC UTILITIES -- 0.0%
ITC Holdings Corp...........................    350       13,737
                                                     -----------

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.0%
Calpine Corp./(a)/..........................    250        3,618
TerraForm Power, Inc. -- Class A/(a)/.......     50          629
                                                     -----------
                                                           4,247
                                                     -----------
MULTI-UTILITIES -- 0.0%
Dominion Resources, Inc./VA.................    150       10,146
                                                     -----------
Total Utilities.............................              28,130
                                                     -----------

TOTAL INVESTMENTS -- 99.5%
 (cost $51,075,617).........................          82,017,887
Other assets less liabilities -- 0.5%.......             452,607
                                                     -----------

NET ASSETS -- 100.0%                                 $82,470,494
                                                     ===========

                                    FSA-11

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2015


FUTURES CONTRACTS

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT        UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2015 (DEPRECIATION)
        ----         --------- ---------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 2016 $306,418     $305,310         $(1,108)

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

                                    FSA-12

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2015

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.4%           United States
                         0.4%           Singapore
                         0.2%           United Kingdom
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2015. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements

                                    FSA-13

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015


1. Organization

   Separate Account No. 4 (Pooled) (the "Fund" or "Account") of AXA Equitable Life Insurance Company ("AXA Equitable"), was established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Fund are not chargeable with liabilities arising out of any other business of AXA Equitable. The Fund is an investment company and, accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 -- Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations of Separate Account No. 4. Annuity contracts issued by AXA Equitable for which the Account is the funding vehicle are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP") and Retirement Investment Account ("RIA") (collectively, the "Plans"). Institutional Contracts reflect investments in the Fund by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   The Contractowners invest in Separate Account No. 4 under the following respective names:

                                        POOLED SEPARATE ACCOUNT FUNDS*

   RIA
   Separate Account No. 4               The AllianceBernstein Common Stock
                                        Fund

   MRP
   Separate Account No. 4               The AllianceBernstein Growth Equity
                                        Fund

   EPP
   Separate Account No. 4               The AllianceBernstein Common Stock
                                        Fund

   INSTITUTIONAL
   Separate Account No. 4               Growth Stock Account

   ----------
  * As defined in the respective Prospectus of the Plans, excluding Institutional Investments.

   Under applicable insurance law, the assets and liabilities of the Account are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Account are the property of AXA Equitable. However, the portion of the Account's assets attributable to the Contracts will not be charged with liabilities arising out of any other business AXA Equitable may conduct.

   The amount retained by AXA Equitable in Separate Account No. 4 arises principally from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the Account in excess of the net assets attributable to contract owners. Amounts retained by AXA Equitable are not subject to charges for expense risks, asset-based administration charges and distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   Investment securities for Separate Account No. 4 are valued as follows:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

                                    FSA-14

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Continued)


   Futures contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Account are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES CONTRACTS:

   Futures contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Account No. 4 may buy or sell futures contracts solely for the purpose of protecting its securities against anticipated future changes in interest rates that might adversely affect the value of the Account's securities or the price of the securities that the Account intends to purchase at a later date. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2015, the average monthly notional value of futures contracts held in Separate Account No. 4 was $487,386. All futures contracts were related to equity contracts.

   When the futures contract is closed, the Account records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Account's basis in the contract. Should interest rates or the price of securities move unexpectedly, the Account may not achieve the anticipated benefits of the financial futures contracts and may incur a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the prices of futures contracts, interest rates and the underlying hedged assets.

   MARKET AND CREDIT RISK:

   Futures contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures contracts reflect the extent of the Account's exposure to off-balance sheet risk. Use of long futures

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Concluded)

   contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Account bears the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Account's futures transactions.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Fund by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Fund may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which it invests.

3. Fair Value Disclosures

   Under GAAP, fair value is the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

3. Fair Value Disclosures (Concluded)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                FAIR VALUE
                              MEASUREMENTS AT
                             DECEMBER 31, 2015
                                  LEVEL 1
                             -----------------
                             SEPARATE ACCOUNT
                                 NO.4/(1)/
                             -----------------
ASSETS
Investments:
Common stocks
 Consumer discretionary.....    $17,517,503
 Consumer staples...........      9,202,128
 Energy.....................        419,992
 Financials.................      4,543,604
 Health Care................     14,052,418
 Industrials................      8,791,703
 Materials & processing.....      2,840,301
 Producer durables..........             --
 Technology.................     22,948,921
 Telecommunication services.      1,673,187
 Utilities..................         28,130
                                -----------
   TOTAL COMMON STOCKS......     82,017,887
 Futures Contracts..........        305,310
                                -----------
 TOTAL LEVEL 1..............    $82,323,197
                                ===========

-----------
(1)There were no significant transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 4.

4. Purchases and Sales on Investments

InvestmentSecurity Transactions

   For the year ended December 31, 2015, investment security transactions, excluding short-term debt securities, were as follows for Separate Account No. 4:

                                 PURCHASES                      SALES
                        ---------------------------- ----------------------------
                                            U.S.                         U.S.
                          STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                    DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                    --------------- ------------ --------------- ------------
Separate Account No. 4.   $17,214,855        --        $30,118,005        --

5. Related Party Transactions

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for Separate Account No. 4. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC (AXA Advisors) is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industrial Regulatory Authority ("FINRA").

   The contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

5. Related Party Transactions (Concluded)


   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

6. Contractowners Charges

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holder
   (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.08% of the net assets attributable to RIA units is assessed for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Fund are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

   MRP

   Charges and fees relating to the Fund paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Fund. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Account. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

6. Contractowner Charges (Continued)

     account value. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000.

   . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.30% of the net assets of the AllianceBernstein Growth Equity Fund. This is fee is reflected as a reduction in MRP unit value.

  . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Fund is charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This is fee is reflected as a reduction in MRP unit value.

   . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Fund are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Fund. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.08% of the total plan and trust net assets is deducted daily for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5........... No Withdrawal Charge

   Operating and Expense Charges:

   In addition to the charges and fees mentioned above, the Separate Account No. 4 is charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate
   Account.

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

6. Contractowner Charges (Concluded)


   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Account.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the Separate Account.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, Separate Account No. 4 is charged for certain costs and expenses directly related to its operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

7. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, were (in thousands):


                             ALLIANCEBERNSTEIN
                             COMMON STOCK FUND
                    ----------------------------------
                    DECEMBER 31, 2015 DECEMBER 31, 2014
                    ----------------- -----------------
   RIA
   Issued..........         --                --
   Redeemed........         --                --
                           ---               ---
   Net Decrease....         --                --
                           ===               ===

                             ALLIANCEBERNSTEIN
                            GROWTH EQUITY FUND
                    ----------------------------------
                    DECEMBER 31, 2015 DECEMBER 31, 2014
                    ----------------- -----------------
   MRP
   Issued..........          4                 8
   Redeemed........        (12)              (12)
                           ---               ---
   Net Decrease....         (8)               (4)
                           ===               ===

                             ALLIANCEBERNSTEIN
                             COMMON STOCK FUND
                    ----------------------------------
                    DECEMBER 31, 2015 DECEMBER 31, 2014
                    ----------------- -----------------
   EPP
   Issued..........         --                --
   Redeemed........         --                --
                           ---               ---
   Net Decrease....         --                --
                           ===               ===

                               GROWTH STOCK
                                  ACCOUNT
                    ----------------------------------
                    DECEMBER 31, 2015 DECEMBER 31, 2014
                    ----------------- -----------------
   INSTITUTIONAL
   Issued..........         --                --
   Redeemed........         --                --
                           ---               ---
   Net Decrease....         --                --
                           ===               ===

8. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2015

8. Financial Highlights (Concluded)


   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Fund by contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Fund for the day and charges and expenses deducted by the Fund. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. In addition, contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans as a percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Account No. 4 (Pooled) for the periods indicated.

                                                                   UNITS    ACCUMULATION
                                                       UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                       VALUE      (000'S)     (000'S)    RETURN** RATIO***
                                                     ---------- ----------- ------------ -------- --------

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2015. RIA* - contract charge 0.08% (a)  $ 1,586.06      2        $ 2,999      5.65%    0.16%
December 31, 2014. RIA* - contract charge 0.08% (a)  $ 1,501.17      2        $ 3,544     12.86%    0.14%
December 31, 2013. RIA* - contract charge 0.08% (a)  $ 1,330.14      2        $ 3,290     33.23%    0.20%
December 31, 2012. RIA* - contract charge 0.08% (a)  $   998.36      3        $ 3,083     15.86%    0.11%
December 31, 2011. RIA* - contract charge 0.08% (a)  $   861.69      4        $ 3,275      3.57%    0.16%

December 31, 2015. EPP* - contract charge 0.08% (a)  $ 1,645.69      1        $ 1,391      5.65%    0.16%
December 31, 2014. EPP* - contract charge 0.08% (a)  $ 1,557.61      1        $ 1,570     12.86%    0.14%
December 31, 2013. EPP* - contract charge 0.08% (a)  $ 1,380.15      1        $ 1,468     33.23%    0.20%
December 31, 2012. EPP* - contract charge 0.08% (a)  $ 1,035.90      1        $ 1,102     15.86%    0.11%
December 31, 2011. EPP* - contract charge 0.08% (a)  $   894.10      3        $ 2,616      3.57%    0.16%

ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2015. MRP*- contract charge 0.30% (a)   $   615.04     57        $34,827      5.16%    0.39%
December 31, 2014. MRP*- contract charge 0.30% (a)   $   584.84     65        $37,929     12.60%    0.36%
December 31, 2013. MRP*- contract charge 0.30% (a)   $   519.39     69        $35,727     32.93%    0.42%
December 31, 2012. MRP*- contract charge 0.30% (a)   $   390.71     77        $30,232     15.60%    0.33%
December 31, 2011. MRP*- contract charge 0.30% (a)   $   337.99     80        $27,159      3.34%    0.38%

GROWTH STOCK ACCOUNT
December 31, 2015. Institutional                     $17,164.79      3        $43,187      5.74%    0.08%
December 31, 2014. Institutional                     $16,233.13      3        $48,535     12.95%    0.12%
December 31, 2013. Institutional                     $14,372.16      3        $46,675     33.34%    0.12%
December 31, 2012. Institutional                     $10,778.36      4        $40,660     15.95%    0.03%
December 31, 2011. Institutional                     $ 9,295.69      4        $36,625      3.65%    0.08%

   ----------
  (a)Contract Charge as described in Note 6 included in these financial statements.
   * Expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
   **These amounts represent the total return for the periods indicated and expenses assessed through the reduction of unit values. These ratios do not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return is calculated for each period indicated from the effective date through the end of the reporting period. For those Variable
     Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.

9. Investment Income Ratios

   Shown below are the investment income ratios throughout the periods indicated for Separate Account No. 4. The investment income ratio is calculated by taking the gross investment income earned divided by the average net assets of a fund during the periods indicated.

                           YEAR ENDED DECEMBER 31,
                        ----------------------------
                        2015  2014  2013  2012  2011
                        ----  ----  ----  ----  ----
Separate Account No. 4. 1.61% 1.64% 1.71% 1.88% 1.54%

10.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2015 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-21

Members Retirement Program

STATEMENT OF ADDITIONAL INFORMATION

MAY 1, 2016




--------------------------------------------------------------------------------


This Statement of Additional Information (''SAI'') is not a prospectus. You should read this SAI in conjunction with AXA Equitable's prospectus dated May 1, 2016 for the Members Retirement Program.


A copy of the prospectus to which this SAI relates is available at no charge by writing to AXA Equitable at Box 4875, Syracuse, New York 13221 or by calling our toll-free telephone number, in the U.S., 1-800-526-2701 or 1-800-526-2701-0 from France, Israel, Italy, Republic of Korea, Switzerland, and the United Kingdom. Definitions of special terms used in this SAI are found in the prospectus.


Certain of the cross references in this SAI are contained in the prospectus dated May 1, 2016 to which this SAI relates.


           TABLE OF CONTENTS
                                                                PAGE
                                                              IN SAI

           Who is AXA Equitable?                                   2

           Funding of the Program                                  2

           Your responsibilities as employer                       2

           Procedures for withdrawals, distributions and
             transfers                                             2

           Provisions of the IRS Pre-Approved Plan                 4

           Investment restrictions and certain investment
             techniques applicable to the AllianceBernstein
             Growth Equity, AllianceBernstein Mid Cap Growth
             and AllianceBernstein Balanced Funds                  6

           Portfolio holdings policy for the Pooled Separate
             Accounts                                              7

           Fund transactions                                       8

           Investment management and accounting fee                9

           Portfolio managers' information
             (AllianceBernstein Growth Equity Fund,
             AllianceBernstein Mid Cap Growth Fund and
             AllianceBernstein Balanced Fund)                     10

           Investment professional conflict of interest
             disclosure                                           13

           Portfolio manager compensation                         13

           Distribution of the contracts                          14

           Custodian and independent registered public
             accounting firm                                      14

           Our management                                         15

           Financial statements index                             21

           Financial statements                                FSA-1




            Copyright 2016 by AXA Equitable Life Insurance Company,

            1290 Avenue of the Americas, New York, New York 10104.
                             All rights reserved.


                                                                         #32597

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed under your contract.

FUNDING OF THE PROGRAM

The Program is primarily funded through a group annuity contract issued by AXA Equitable. The Trustee holds the contract for the benefit of employers and participants in the Program.

YOUR RESPONSIBILITIES AS EMPLOYER

If you adopt the IRS Pre-Approved Plan, you as the employer and plan administrator will have certain responsibilities, including:

..   sending us your contributions at the proper time and in the proper format
    (including contribution type and fiscal year);

..   maintaining all personnel records necessary for administering your plan;

..   determining who is eligible to receive benefits;

..   forwarding to us and, when required signing, all the forms your employees are required to submit;

..   distributing summary plan descriptions, confirmation notices, quarterly notices and participant annual reports to your employees and former employees;

..   distributing our prospectuses and confirmation notices to your employees and, in some cases, former employees;

..   filing an annual information return for your plan with the Department of
    Labor, or Internal Revenue Service if required;

..   providing us the information with which to run special non-discrimination tests, if you have a 401(k) plan or your plan accepts post-tax employee or employer matching contributions;

..   determining the amount of all contributions for each participant in the plan;

..   forwarding salary deferral, including designated Roth contributions if applicable, and post-tax employee contributions to us as soon as administratively feasible (and in any event, no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions.) The Department of Labor provides that if any employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

..   selecting interest rates and monitoring default procedures if you elect the loan provision in your plan; and

..   providing us with written instructions for allocating amounts in the plan's forfeiture account.

If you, as an employer, have an individually designed plan, your responsibilities will not be increased in any way by adopting the Pooled Trust for investment only.

We can provide guidance and assistance in the performance of your responsibilities. If you have questions about any of your obligations, you can contact our Account Executives at 1-800-526-2701 or write to us at Box 4875, Syracuse, New York 13221.

PROCEDURES FOR WITHDRAWALS, DISTRIBUTIONS AND TRANSFERS

PRE-RETIREMENT WITHDRAWALS. Under the IRS Pre-Approved Plan, self-employed persons generally may not receive a distribution prior to age 59 1/2, and employees generally may not receive a distribution prior to severance from employment. However, if the Plans are maintained as profit sharing plans, you may request distribution of benefits after you reach age 59 1/2 even if you are still working, as long as you are 100% vested.

If the IRS Pre-Approved Plan is maintained as a 401(k) plan and you are under age 59 1/2, you may withdraw your own 401(k) elective deferral contributions (either pre-tax or Roth), only if you demonstrate financial hardship within the meaning of applicable income tax regulations and the employer has elected this option on its adoption agreement. In a 401(k) plan, a distribution on account of a hardship is limited to the maximum distributable amount. That amount does not include earnings, qualified non-elective contributions and qualified matching contributions. Each withdrawal must be at least $1,000 (or, if less, your entire account balance or the amount of your hardship withdrawal under a 401(k) plan). If your employer terminates the plan, all amounts (subject to Guaranteed Rate Account restrictions) may be distributed to participants at that time (except elective deferral contribution amounts including Roth if there is a successor plan).


You may withdraw all or part of your Account Balance under the IRS Pre-Approved Plan attributable to post-tax employee contributions at any time, subject to any withdrawal restrictions applicable to the Investment Options, provided that you withdraw at least $300 at a time (or, if less, your Account Balance attributable to post-tax employee contributions). See ''Tax information'' in the prospectus. If an employer's 401(k) plan permits, an employee may designate some or all of elective deferral contributions as ''designated Roth contributions'', which are made on a post-tax basis to the 401(k) arrangement. These contributions are subject to the same withdrawal restrictions as pre-tax elective deferral contributions.


We pay all benefit payments (including withdrawals due to plan terminations) in accordance with the rules described below in the ''Benefit Distributions'' discussion. We effect all other participant withdrawals as of the close of the business day we receive the properly completed form.

In addition, if you are married, your spouse may have to consent in writing before you can make any type of withdrawal, except for the purchase of a Qualified Joint and Survivor Annuity. See ''Spousal Consent Requirement'' later in this SAI.

Under an individually designed plan, the availability of pre-retirement withdrawals depends on the terms of the plan. We suggest that you ask your employer what types of withdrawals are available under your plan.

Transfers and withdrawals from certain investment funds may be delayed if there is any delay in redemption of shares of the respective mutual funds in which the Funds invest. We generally do not expect any delays.

PLEASE NOTE THAT GENERALLY YOU MAY NOT MAKE WITHDRAWALS FROM THE GUARANTEED RATE ACCOUNTS ("GRAS") PRIOR TO MATURITY, EVEN IF THE EMPLOYER PLAN PERMITS WITHDRAWALS PRIOR TO THAT TIME. SEE ''PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA'' BELOW.

BENEFIT DISTRIBUTIONS. In order for you to begin receiving benefits under the IRS Pre-Approved Plan, your employer must send us your properly completed Election of Benefits form and, if applicable, Beneficiary Designation form. Your benefits will commence according to the provisions of your plan.

Under an individually designed plan, your employer must send us a request for disbursement form. We will process single sum payments as of the close of business on the day we receive a properly completed form. A check payable to the plan's trustee will be forwarded within five days after processing begins. If you wish to receive annuity payments, your plan's trustee may purchase a variable annuity contract from us. We will pay annuity payments directly to you and payments will commence according to the provisions of your plan.

Please note that we use the value of your vested benefits at the close of the business day payment is due to determine the amount of benefits you receive. We will not, therefore, begin processing your check until the following business day. You should expect your check to be mailed within five days after processing begins. Annuity checks can take longer. If you would like expedited delivery at your expense, you may request it on your Election of Benefits Form.

Distributions under a qualified retirement plan such as yours are subject to extremely complicated legal requirements. When you are ready to retire, we suggest that you discuss the available payment options with your employer or financial advisor. Our Account Executives can provide you or your employer with information.


MANDATORY CASHOUTS. The Internal Revenue Code of 1986 (Code) provides that a trust under a qualified plan would not be a qualified trust unless the plan provides that when a mandatory distribution of more than $1,000 is to be made and the participant does not elect a distribution, the plan administrator must roll over such distribution to an individual retirement plan and must provide the plan participant with notice of such direct rollover.


DEATH BENEFITS. If a participant in the IRS Pre-Approved Plan dies without designating a beneficiary, the vested benefit will automatically be paid to the spouse or, if the participant is not married, to the participant's surviving children. If the participant has no surviving children, the participant's vested benefit will be paid to the participant's estate.

ELIGIBLE ROLLOVER DISTRIBUTIONS AND FEDERAL INCOME TAX WITHHOLDING.


All ''eligible rollover distributions'' are subject to mandatory federal income tax withholding of 20% unless the participant elects to have the distribution directly rolled over to an "eligible retirement plan" which will accept the rollover. Eligible retirement plans include qualified plans, individual retirement arrangements ("IRAs"), Section 403(b) plans, and governmental employer Section 457(b) plans. After 2015, eligible rollover distributions from qualified plans may be rolled over to a SIMPLE IRA. We anticipate that regulatory guidance will be necessary before we implement rollovers into SIMPLE IRAs.

An ''eligible rollover distribution'' is generally any distribution that is not one of a series of substantially equal periodic payments made (not less frequently than annually): (1) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (2) for a specified period of 10 years or more. In addition, the following are not subject to mandatory 20% withholding:


..   hardship withdrawals;

..   certain corrective distributions under Code Section 401(k) plans;

..   loans that are treated as distributions;

..   a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order;

..   a direct rollover to an inherited IRA maintained for the benefit of the beneficiary; and

..   required minimum distributions under Code Section 401(a)(9).

If we make a distribution to a participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an ''eligible rollover distribution,'' we will withhold income tax from all taxable payments unless the recipient elects not to have income tax withheld.


PREMATURE WITHDRAWALS AND TRANSFERS FROM A GRA. Transfers may not be made from one GRA to another or from a GRA to one of the other investment options until the maturity date of the GRA. Likewise, you may not remove amounts from a GRA prior to maturity in order to obtain a plan loan.

There are no withdrawal restrictions on amounts from GRAs for hardship, in-service, plan transfer or plan termination. There are no penalties on amounts withdrawn from GRAs.

MATURING GRAS. You may arrange in advance for the reinvestment of your maturing GRAs. (GRA maturity allocation change requests received on a business day before 4:00 P.M. Eastern Time are effective four days after we receive them. GRA maturity allocation change requests received after 4:00 P.M. Eastern Time or on a non-business day are effective four days after the next business day after we receive them.) Maturing GRA allocation changes can only be requested by submitting a GRA Maturity Allocation Form to the Trustees.


..   The instructions you give us remain in effect until you change them (again, your GRA maturity allocation change request will be processed as described above).


..   If you did not provide GRA maturity instructions, your maturing GRAs will be allocated to the AXA Moderate Allocation Portfolio. You can, however, change that election at anytime by following the above.

PROVISIONS OF THE IRS PRE-APPROVED PLAN

PLAN ELIGIBILITY REQUIREMENTS. Under the IRS Pre-Approved Plan, the employer specifies the eligibility requirements for its plan in the Adoption Agreement. The employer may exclude any employee who has not attained a specified age (not to exceed 21) and completed a specified number of years (not to exceed two) in each of which he completed 1,000 hours of service. No more than one year of eligible service may be required for a 401(k) arrangement.

CONTRIBUTIONS TO QUALIFIED PLANS. We outline below the current federal income tax rules relating to contributions under qualified retirement plans. This outline assumes that you are not a participant in any other qualified retirement plan.

The employer deducts contributions to the plan in the year it makes them. As a general rule, an employer must make contributions for any year by the due date (including extensions) for filing its federal income tax return for that year. However, Department of Labor (''DOL'') rules generally require that the employer contribute participants' salary deferral contribution amounts, including designated Roth contributions if applicable, (or any non-Roth post-tax employee contribution amounts) under a 401(k) plan as soon as practicable after the payroll period applicable to a deferral. In any event, the employer must make these contributions no later than the 15th business day of the month following the month in which the employer withholds or receives participant contributions. The Department of Labor provides that if an employer (with less than 100 participants) deposits participant contribution amounts within seven business days of when they are withheld or received then it is considered to be a timely deposit and satisfies the plan asset rules.

If the employer contributes more to the plan than it may deduct under the rules we describe below, the employer (a) may be liable for a 10% penalty tax on that nondeductible amount and (b) may risk disqualifying the plan.

CONTRIBUTIONS TO THE IRS PRE-APPROVED PLAN. The employer makes annual contributions to its plan based on the plan's provisions.

An employer that adopts the IRS Pre-Approved Plan as a profit sharing plan makes discretionary contributions as it determines annually. The aggregate employer contribution to the plan may not exceed 25% of all participants' compensation for the plan year. For plan purposes, compensation for self-employed persons does not include deductible plan contributions on behalf of the self-employed person.

A 401(k) arrangement is available as part of the profit sharing plan. Employees may make pre-tax contributions to a plan under a 401(k) arrangement. The maximum amount that highly compensated employees may contribute depends on
(a) the amount that non-highly compensated employees contribute and (b) the amount the employer designates as a non-forfeitable 401(k) contribution. Different rules apply to a SIMPLE 401(k) or safe harbor 401(k).

A designated Roth contribution feature which permits elective deferrals to be made on a post-tax basis ''Roth 401(k)'' option may be added to a 401(k) plan by an employer. These amounts can be withdrawn tax-free if it is considered a qualified Roth distribution. A qualified Roth distribution is one that is made at least five taxable years after the first designated Roth contribution is made under the plan and after attainment of age 59 1/2, death or disability.


For 2016, a ''highly compensated'' employee, for this purpose, is (a) an owner of more than 5% of the business, or (b) anyone with earnings of more than $120,000 from the business. For (b), the employer may elect to include only employees in the highest paid 20%. In any event, the maximum amount each employee may defer is limited to $18,000 for 2016 reduced by that employee's salary reduction contributions to simplified employee pension plans established before 1997 (SARSEPs), SIMPLE plans, employee contributions to tax deferred
Section 403(b) arrangements, and contributions deductible by the employee under a trust described under Section 501(c)(18) of the Internal Revenue Code. The maximum amount a participant may defer in a SIMPLE 401(k) plan for 2016 is $12,500.

The additional ''catch-up'' elective deferral for 2016 is up to $6,000 which can be made by any employees who are at least age 50 at any time during 2016.


Matching contributions to a 401(k) plan on behalf of a self-employed individual are no longer treated as elective deferrals, and are the same as matching contributions for other employees.

Employers may adopt a safe harbor 401(k) arrangement. Under this arrangement, an employer agrees to offer a matching contribution equal to (a) 100% of salary deferral contributions, both pre-tax and Roth, up to 3% of compensation and
(b) 50% of salary deferral contributions, both pre-tax and Roth that exceed 3% but are less than 5% of compensation or a 3% non-elective contribution to all eligible employees. These contributions must be non-forfeitable. If the employer makes these contributions and meets the notice requirements for safe harbor 401(k) plans, the plan is not subject to non-discrimination testing on salary deferral and matching or non-elective contributions described above.

If the employer adopts the IRS Pre-Approved Plan as a defined contribution pension plan, its contribution is equal to the percentage of each participant's compensation that the Adoption Agreement specifies.


Under any type of plan, an employer must disregard compensation in excess of $265,000 in 2016 in making contributions. This amount will generally be adjusted for cost-of-living changes in future years in $5,000 increments rounded to the next lowest multiple of $5,000. An employer may integrate contributions with Social Security. This means that contributions, for each participant's compensation, that exceed the integration level may be greater than contributions for compensation below the integration level. The federal tax law imposes limits on this excess. Your Account Executive can help you determine the legally permissible contribution.

Except in the case of certain non-top heavy plans, contributions for non-key employees must be at least 3% of compensation (or, under the profit sharing plan, the percentage the employer contributes for key employees, if less than 3%). In 2016, ''key employee'' means (a) an officer of the business with earnings of more than $170,000 or (b) an owner of more than 5% of the business, or (c) an owner of more than 1% of the business with earnings of more than $150,000. For purposes of (a), no more than 50 employees (or, if less, the greater of three or 10% of the employees) shall be treated as officers.


Certain plans may also permit participants to make non-Roth post-tax contributions. We will maintain a separate account to reflect each participant's post-tax contributions and the earnings (or losses) on those contributions. Post-tax contributions are subject to complex rules under which the maximum amount that a highly compensated employee may contribute depends on the amount that non-highly compensated employees contribute. BEFORE PERMITTING ANY HIGHLY-COMPENSATED EMPLOYEE TO MAKE POST-TAX CONTRIBUTIONS, THE EMPLOYER SHOULD VERIFY THAT IT HAS PASSED ALL NON-DISCRIMINATION TESTS. If an employer employs only ''highly compensated'' employees (as defined above), the plan will not accept post-tax contributions. In addition, the employer may make matching contributions to certain plans, i.e., contributions that are based on the amount of post-tax or pre-tax 401(k) contributions that plan participants make. Special non-discrimination rules apply to matching contributions. These rules may limit the amount of matching contributions that an employer may make for highly compensated employees. These non-discrimination rules for matching contributions do not apply to SIMPLE and safe harbor 401(k) plans.


Contributions (including forfeiture amounts) for each participant in 2016 may not exceed the lesser of (a) $53,000 and (b) 100% of the participant's earnings (excluding, in the case of self-employed persons, all deductible plan contributions). The participant's post-tax contributions count toward this limitation.


Each participant's Account Balance equals the sum of the amounts accumulated in each investment option. We will maintain separate records of each participant's interest in each of the Investment Options attributable to employer contributions, 401(k) non-elective contributions, 401(k) elective contributions, post-tax employee contributions and employer matching contributions. We will also account separately for any amounts rolled over from a previous employer's plan. Our records will also reflect each participant's percentage of vesting (see below) in his/her Account Balance attributable to employer contributions and employer matching contributions.

The participant will receive quarterly notices and confirmation of certain transactions. The participant will also receive an annual statement showing the participant's Account Balance in each investment option attributable to each type of contribution. Based on information that you supply, we will run the required special non-discrimination tests (Actual Deferral Percentage and Actual Contribution Percentage) applicable to (a) 401(k) plans (other than SIMPLE 401(k) and safe harbor 401(k)) and (b) plans that accept post-tax employee contributions or employer matching contributions.

Non-discrimination tests do not apply to SIMPLE 401(k) plans, if the employer makes (a) a matching contribution equal to 100% of the amount of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation, or
(b) a 2% non-elective contribution to all eligible employees. The employer must also follow the notification and filing requirements outlined in the Plan Document, to avoid non-discrimination tests.

Under a SIMPLE 401(k) the employer must offer all eligible employees the opportunity to defer part of their salary into the plan and make either a matching or non-elective contribution. The matching contribution must be 100% of the elective deferral contribution, whether pre-tax or Roth, up to 3% of compensation. The non-elective contribution is 2% of compensation, which the employer must make for all eligible employees, even those not deferring. The matching or non-elective contribution must be non-forfeitable. The employer must notify employees which contribution the employer will make 60 days before the beginning of the year.

Elective deferrals to a 401(k) plan are subject to applicable FICA (social security), Medicare and FUTA (unemployment) taxes. They may also be subject to the state income tax.


ALLOCATION OF CONTRIBUTIONS. You, as employer or participant, may allocate contributions among any number of the investment options. You may change allocation instructions at any time, and as often as needed, by calling our Automated Voice Response System or accessing the website on the Internet. New instructions become effective on the business day we receive them. Employer contributions may be allocated in different percentages than employee contributions. The allocation percentages elected for employer contributions automatically apply to any 401(k) qualified non-elective contributions, qualified matching contributions, employer matching contributions, SIMPLE employer, safe harbor non-elective and safe harbor matching contributions and rollover contributions. Your allocation percentages for employee contributions automatically apply to any post-tax employee and salary deferral contributions (including pre-tax salary deferral and Roth contributions (post-tax salary deferral). IF WE HAVE NOT RECEIVED VALID INSTRUCTIONS, WE WILL ALLOCATE CONTRIBUTIONS TO THE PLAN'S QUALIFIED DEFAULT INVESTMENT ATERNATIVE WHICH IS THE AXA MODERATE ALLOCATION PORTFOLIO, UNLESS THE PLAN HAS ELECTED AN ALTERNATIVE INVESTMENT OPTION(S). You may, of course, transfer to another investment option at any time, and provide us with contribution allocation instructions for future contributions.


If you do not submit investment instructions, you will be treated as exercising actual control over your assets and the Plan's fiduciary will not be subject to fiduciary liability under ERISA if the Plan's fiduciary makes investments in default investment options in accordance with rules provided by the DOL. DOL has published final regulations that, consistent with the Pension Protection Act of 2006, instruct the Plan sponsors that the default investments must include a mix of asset classes consistent with capital preservation, long term capital appreciation or a blend of both. In order for this exemption to apply to the Plan's fiduciary, the fiduciary must select qualified default investment alternatives as defined in the regulations and the Plan must provide notice to participants of their rights and obligations within a reasonable time before the beginning of each plan year.

THE IRS PRE-APPROVED PLAN AND SECTION 404(C) OF ERISA. The IRS Pre-Approved Plan is a participant directed individual account plan designed to comply with the requirements of Section 404(c) of ERISA. Section 404(c) of ERISA, and the related Department of Labor (DOL) regulation, provide that if a participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the participant's or beneficiary's exercise of control. This means that if the employer plan complies with Section 404(c), participants can make and are responsible for the results of their own investment decisions.

The IRS Pre-Approved Plan is intending to comply with Section 404(c) must, among other things, (a) make a broad range of investment choices available to participants and beneficiaries and (b) provide them with adequate information to make informed investment decisions. The Investment Options and documentation available under the IRS Pre-Approved Plan provide the broad range of investment choices and information needed in order to meet the requirements of
Section 404(c). However, while our suggested summary plan descriptions, annual reports, prospectuses, and confirmation notices provide the required investment information, the employer is responsible for distributing this information in a timely manner to participants and beneficiaries. You should read this information carefully before making your investment decisions.

VESTING. Vesting refers to the participant's rights with respect to that portion of a participant's Account Balance attributable to employer contributions under the IRS Pre-Approved Plan. If a participant is ''vested,'' the amount or benefit in which the participant is vested belongs to the participant, and may not be forfeited. The participant's Account Balance attributable to (a) 401(k) contributions (including salary deferral, qualified non-elective and qualified matching contributions), (b) post-tax employee contributions and (c) rollover contributions always belongs to the participant, and is non-forfeitable at all times.

A participant becomes fully vested in all benefits if still employed at death, disability, attainment of normal retirement age or upon termination of the plan. If the participant terminates employment before that time, any benefits that have not yet vested under the plan's vesting schedule are forfeited. The normal retirement age is 65 under the IRS Pre-Approved Plan unless the employer elects a lower age on its Adoption Agreement.

Benefits must vest in accordance with any of the schedules below or one at least as favorable to participants:

-------------------------------------------------------------------------------------
                                                   SCHEDULE A SCHEDULE B SCHEDULE C
-------------------------------------------------------------------------------------
                    YEARS OF                         VESTED     VESTED     VESTED
                     SERVICE                       PERCENTAGE PERCENTAGE PERCENTAGE
-------------------------------------------------------------------------------------
                        1                               0%         0%       100%
                        2                              20          0        100
                        3                              40        100        100
                        4                              60        100        100
                        5                              80        100        100

                        6                             100        100        100
-------------------------------------------------------------------------------------

If the plan requires more than one year of service for participation in the plan, the plan must use Schedule C.

All contributions to a SIMPLE 401(k) plan are 100% vested and not subject to the vesting schedule above. This rule, however, does not apply to employer and matching contributions made to a plan before the plan is amended to become a SIMPLE 401(k) plan. Non-elective and matching contributions required under a safe harbor 401(k) arrangement are 100% vested and not subject to the vesting schedule above.

Employer contributions are required to vest at least as quickly as under a 3-year cliff or a 6-year ''graded vesting'' schedule. The 6-year schedule requires 20% vesting after 2 years of service increasing 20% per year thereafter.

INVESTMENT RESTRICTIONS AND CERTAIN INVESTMENT TECHNIQUES APPLICABLE TO THE ALLIANCEBERNSTEIN GROWTH EQUITY, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

(FOR AN EXPLANATION OF THE INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS OTHER THAN THE ALLIANCEBERNSTEIN GROWTH EQUITY FUND, THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND THE ALLIANCEBERNSTEIN BALANCED FUND, SEE ''INVESTMENT RESTRICTIONS'' IN THE APPLICABLE TRUST STATEMENT OF ADDITIONAL INFORMATION.)

None of the AllianceBernstein Mid Cap Growth, AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will:

..   trade in foreign exchanges (except the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio;

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held so long as they are in a short position;

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of an investment company's outstanding voting securities. Finally, total holdings of investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable.

The AllianceBernstein Growth Equity and AllianceBernstein Balanced Funds will not make an investment in an industry if that investment would make the Fund's holding in that industry exceed 25% of its assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Growth Equity Fund will not purchase or write puts and calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment techniques may be used by the AllianceBernstein Balanced Fund:

Mortgage-related securities -- The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and nonagency fixed, ARM and hybrid pass throughs, agency and non-agency CMO's, commercial mortgage-backed securities and dollar rolls).

Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or ''GNMA''), or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Corporation (''FNMA'') or the Federal Home Loan Mortgage Corporation (''FHLMC''), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

Collateralized Mortgage Obligations -- The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations (''CMOs''). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-though securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

Asset-Backed Securities -- The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-related securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations.

The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

Non-U.S. Debt -- The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

Hedging Transactions -- The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

Zero-Coupon Bonds -- The AllianceBernstein Balanced Fund may invest in zero-coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero-coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero-coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero-coupon bond does not pay current income, its price can be very volatile when interest rates change.

Repurchase Agreements -- Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or ''primary dealers'' (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investments may be made in repurchase agreements pertaining to the marketable obligations of, or marketable obligations guaranteed by, the United States Government, its agencies or instrumentalities.

Foreign Currency Forward Contracts -- The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the ''Separate Accounts'') to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-866-642-3127. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contract-holders and their consultants can perform effective oversight of plan investments.

On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient not to trade on the non-public information. Neither AXA Equitable nor its investment advisor, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have on-going arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, and RR Donnelley. Each of these arrangements provides for on-going disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.


Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. We will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

FUND TRANSACTIONS


The AllianceBernstein Growth Equity, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are charged for securities brokers' commissions, transfer taxes and other fees relating to securities transactions. Transactions in equity securities for each of these Funds are executed primarily through brokers that receive a commission paid by the Fund. The brokers are selected by AllianceBernstein L.P. (''AllianceBernstein''). For 2015, 2014 and 2013, the AllianceBernstein Growth Equity Fund paid $1,633, $1,084 and $1,437, respectively, in brokerage commissions; the AllianceBernstein Mid Cap Growth Fund paid $14,620, $22,385 and $40,370, respectively, in brokerage commissions; and the AllianceBernstein Balanced Fund paid $14,114, $8,857 and $12,767, respectively, in brokerage commissions.


AllianceBernstein seeks to obtain the best price and execution of all orders it places, considering all the circumstances. If transactions are executed in the over-the-counter market, they will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein and AXA Equitable. These concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the Funds and the other accounts in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as ''low touch'' trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access
(DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

AllianceBernstein also considers the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability, and professional stature. The receipt of research services from brokers tends to reduce the expenses in managing the Funds. This is taken into account when setting the expense charges.


Brokers who provide research services may charge somewhat higher commissions than those who do not. However, AllianceBernstein selects only brokers whose commissions are believed to be reasonable in all the circumstances. Of the brokerage commissions paid by the AllianceBernstein Growth Equity, AllianceBernstein Mid/Cap Growth and AllianceBernstein Balanced Funds during 2015, $1,633, $14,620 and $14,114, respectively, were paid to brokers providing research services on transactions of $0, $14,379 and $10,046, respectively.


AllianceBernstein periodically evaluates the services provided by brokers and prepares internal proposals for allocating among those various brokers business for all the accounts AllianceBernstein manages or advises. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by AllianceBernstein. AllianceBernstein has no binding agreements with any firm as to the amount of brokerage business which the firm may expect to receive for research services or otherwise. There may, however, be understandings with certain firms that AllianceBernstein will continue to receive services from such firms only if such firms are allocated a certain amount of brokerage business. AllianceBernstein may try to allocate such amounts of business to such firms to the extent possible in accordance with the policies described above.

Research information obtained by AllianceBernstein may be used in servicing all accounts under their management, including AXA Equitable's accounts. Similarly, not all research provided by a broker or dealer with which the Funds transact business will necessarily be used in connection with those Funds.

Transactions for the Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market-maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), AllianceBernstein seeks to obtain prompt execution in an effective manner at the best price. Subject to this general objective, AllianceBernstein may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we or AllianceBernstein may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for accounts AllianceBernstein manages, we or AllianceBernstein may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.

OTHER FUNDS. For those Funds that invest in corresponding Portfolios of AXA Premier VIP Trust and EQ Advisors Trust, see the statement of additional information for each Trust for information concerning the portfolio transactions of the Portfolios.

INVESTMENT MANAGEMENT AND ACCOUNTING FEE

The table below shows the investment management and financial accounting fees paid under the Program during each of the last three years. See ''Fee table''
section in the prospectus.


-------------------------------------------------------------------------------
FUND                                                   2015     2014     2013
-------------------------------------------------------------------------------
AllianceBernstein Growth Equity                      $110,381 $108,325 $ 97,325
-------------------------------------------------------------------------------
AllianceBernstein Mid Cap Growth                     $149,193 $161,230 $153,389
-------------------------------------------------------------------------------
AllianceBernstein Balanced                           $134,248 $143,899 $141,479
-------------------------------------------------------------------------------

PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN GROWTH EQUITY FUND, ALLIANCEBERNSTEIN MID CAP GROWTH FUND AND ALLIANCEBERNSTEIN BALANCED FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


---------------------------------------------------------------------------------------------
          ALLIANCEBERNSTEIN GROWTH EQUITY FUND, SEPARATE ACCOUNT NO. 4 (''FUND'')
                            ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                            INFORMATION AS OF DECEMBER 31, 2015
---------------------------------------------------------------------------------------------


                               (a)(2)For each person identified in column (a)(1), the number of other accounts of the Adviser managed by the person within each category below and the total assets in the accounts
                                     managed within each category below
                               -----------------------------------------------------------------
                                 Registered
                                 Investment               Other Pooled            Other
                                  Companies              Investment Vehicles    Accounts
                               -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number    Total     Number    Total
        of the Adviser named      of            Assets      of      Assets      of      Assets
        in the prospectus      Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
------------------------------------------------------------------------------------------------
Judith A. DeVivo                  34            27,756      46      6,392       65      21,309
------------------------------------------------------------------------------------------------


                               (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                     account
                               -------------------------------------------------------------------
                                 Registered
                                 Investment                Other Pooled            Other
                                  Companies              Investment Vehicles      Accounts
                               -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)    Number          Total     Number     Total     Number     Total
        of the Adviser named      of            Assets      of       Assets      of       Assets
        in the prospectus      Accounts         ($MM)     Accounts   ($MM)     Accounts    ($MM)
--------------------------------------------------------------------------------------------------
Judith A. DeVivo                  --              --        --         --         1        370
--------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------------
                                           $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER         NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------------
Judith A. DeVivo           X
--------------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York


-----------------------------------------------------------------------------------------
        ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 (''FUND'')
                          ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                          INFORMATION AS OF DECEMBER 31, 2015
-----------------------------------------------------------------------------------------


                                  (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person
                                        within each category below and the total assets in the
                                        accounts managed within each category below
                                  -----------------------------------------------------------------
                                    Registered
                                    Investment               Other Pooled            Other
                                     Companies              Investment Vehicles    Accounts
                                  -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total     Number    Total     Number    Total
        of the Adviser named         of            Assets      of      Assets      of      Assets
        in the Fund prospectus    Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
---------------------------------------------------------------------------------------------------
John H. Fogarty                      24            7,145       16      3,411     3,429     2,124
---------------------------------------------------------------------------------------------------


                                  (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of
                                        the account
                                  ----------------------------------------------------------------
                                    Registered               Other Pooled
                                    Investment                Investment             Other
                                     Companies                 Vehicles             Accounts
                                  ----------------------------------------------------------------
(a)(1)  Portfolio manager(s)       Number          Total     Number    Total     Number    Total
        of the Adviser named         of            Assets      of      Assets      of      Assets
        in the Fund prospectus    Accounts         ($MM)    Accounts   ($MM)     Accounts  ($MM)
--------------------------------------------------------------------------------------------------
John H. Fogarty                      --              --        --        --        --        --
--------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see ''Investment professional conflict of interest disclosure'' later in the SAI.

For compensation information, please see ''Portfolio manager compensation'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------
                                        $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER      NONE  $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------
John H. Fogarty         X
-----------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal fundamental and quantitative research staff.

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York


--------------------------------------------------------------------------------------------------
               ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 (''FUND'')
                              ALLIANCEBERNSTEIN L.P. (''ADVISER'')
                               INFORMATION AS OF DECEMBER 31, 2015
--------------------------------------------------------------------------------------------------


                                (a)(2)For each person identified in column (a)(1), the number of other accounts of the Advisor managed by the person
                                      within each category below and the total assets in the
                                      accounts managed within each category below
                                -----------------------------------------------------------------
                                  Registered               Other Pooled
                                  Investment                Investment             Other
                                   Companies                 Vehicles            Accounts
                                -----------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number          Total     Number    Total     Number    Total
        of the Adviser named       of            Assets      of      Assets      of      Assets
        in the prospectus       Accounts         ($MM)    Accounts   ($MM)    Accounts   ($MM)
-------------------------------------------------------------------------------------------------
Greg Wilensky                      40             9,497      32      1,201      124       9,098
-------------------------------------------------------------------------------------------------
Joshua Lisser                      34            27,823      46      6,392       65      21,309
-------------------------------------------------------------------------------------------------


                                (a)(3)For each of the categories in column (a)(2), the number of accounts and the total assets in the accounts with respect to which the advisory fee is based on the performance of the
                                      account
                                -------------------------------------------------------------------
                                   Registered                Other Pooled
                                   Investment                 Investment             Other
                                   Companies                   Vehicles             Accounts
                                -------------------------------------------------------------------
(a)(1)  Portfolio manager(s)     Number           Total     Number     Total     Number     Total
        of the Adviser named       of             Assets      of       Assets      of       Assets
        in the prospectus        Accounts          ($MM)    Accounts    ($MM)    Accounts    ($MM)
---------------------------------------------------------------------------------------------------
Greg Wilensky                      --               --        --         --         3        570
---------------------------------------------------------------------------------------------------
Joshua Lisser                      --               --        --         --         1        370
---------------------------------------------------------------------------------------------------


For a description of any material conflicts, please see ''Investment professional conflict of interest'' later in the SAI.

For compensation information, please see ''AllianceBernstein's compensation program'' later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

-----------------------------------------------------------------------------------------------
                                              $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER             NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
-----------------------------------------------------------------------------------------------
Joshua Lisser                  X
-----------------------------------------------------------------------------------------------
Greg Wilensky                  X
-----------------------------------------------------------------------------------------------

AllianceBernstein Balanced Fund, Separate Account No. 10 (''Fund'') is managed by the following team members:

JOSHUA LISSER -- CHIEF INVESTMENT OFFICER -- INDEX STRATEGIES

Joshua Lisser is Chief Investment Officer of Index Strategies. He joined Alliance Capital in 1992 as a portfolio manager in the Index Strategies Group and developed the international and global risk-controlled equity services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME; DIRECTOR -- TREASURY INFLATION-PROTECTED SECURITIES PORTFOLIOS; DIRECTOR -- STABLE VALUE INVESTMENTS

Greg Wilensky is the lead member of the US Multi-Sector Fixed Income team. He has been responsible for the firm's US Treasury Inflation-Protected Securities
(TIPS) portfolios since 1999 and the firm's stable value business since 1998. Wilensky is also the co-chair of the Securitized Asset and Liquid Markets Research Review meeting. Prior to joining AllianceBernstein in 1996, he was a treasury manager in the corporate finance group at AT&T. Wilensky earned a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER

Shawn Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Core Fixed Income and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multisector strategies. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Core Fixed Income team. Keegan holds a BS in finance from Siena College. Location: New York

SETH MASTERS -- CHIEF INVESTMENT OFFICER -- BERNSTEIN GLOBAL WEALTH MANAGEMENT

Seth Masters is Chief Investment Officer of Bernstein Global Wealth Management. He heads the team that provides customized wealth-planning advice and manages the firm's private client portfolios. Masters was previously CIO for Asset Allocation, overseeing the firm's Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. In June 2008, he was appointed head of AllianceBernstein's newly formed Defined Contribution business unit, which has since become an industry leader in custom target-date and lifetime income portfolios. Masters became CIO of Blend Strategies in 2002 and launched a range of style-blended services. From 1994 to 2002, he was CIO of Emerging Markets Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Masters has frequently been cited in print and appeared on television programs dealing with investment strategy. He has published numerous articles, including "The Case for the 20,000 Dow"; "Long-Horizon Investment Planning in Globally Integrated Capital Markets"; "Is There a Better Way to Rebalance?"; and "The Future of Defined Contribution Plans." Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He holds an AB from Princeton University and an MPhil in economics from Oxford University. He is fluent in French and Mandarin Chinese. Location: New York

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York


MICHAEL S. CANTER -- DIRECTOR -- US MULTI-SECTOR AND SECURITIZED ASSETS

Michael S. Canter joined AB in 2007 as a Senior Vice President and is currently Director of U.S. Multi-Sector and Securitized Assets. He is also the Chief Investment Officer of AB's Securitized Assets Fund and Recovery Asset Fund (ABRA-S), and the former CIO of the Legacy Securities (PPIP) fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for AB's investments in agency mortgage-backed securities, non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities and other asset-backed securities. He has particularly extensive expertise in RMBS, and in 2013 was called upon to give expert testimony to the U.S. Senate Committee on Banking, Housing,and Urban Affairs on how U.S. housing policy should be structured going forward. In 2015, the U.S. Department of the Treasury asked Canter to join a working group of industry leaders focused on structural changes to non-agency RMBS that could restart that market. Prior to joining AB, he was the President of ACE Principal Finance, a division of ACE Limited, from 2000 to 2006. There, he managed portfolios of credit default swaps,asset-backed securities, mortgage-backed securities and collateralized debt obligations. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York


BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He holds a BA in English literature from Trinity College, Hartford, and an MBA in finance from New York University's Stern School of Business. Location: New York

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment advisor and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, AllianceBernstein permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by AllianceBernstein. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which AllianceBernstein could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS

Employees of AXA Equitable perform all marketing and service functions under the contract. AXA Equitable pays no sales commissions with respect to units of interest in any of the Separate Accounts available under the contracts; however, incentive compensation that ranges from 0.40% to 2% of first-year plan contributions, plus $65 per plan sale is paid on a periodic basis to these AXA Equitable employees. No contribution-based or asset-based incentive compensation is awarded on existing plans in subsequent years. This compensation is not paid out of plan or participant funds, and has no effect on plan fees, charges and expenses.

CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Investment Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Investment Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2015 and for each of the two years in the period ended December 31, 2015, and the consolidated financial statements of AXA Equitable at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

OUR MANAGEMENT

We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

DIRECTORS AND PRINCIPAL OFFICERS



-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since September 1993); Chairman of the
                                       Board of AXA Financial (since April
                                       1998); Vice Chairman (February 1996 to
                                       April 1998). Chairman and Chief
                                       Executive Officer of AXA since April
                                       2010; prior thereto, Chairman of the
                                       Management Board (May 2000 to April
                                       2010) and Chief Executive Officer of
                                       AXA (January 2000 to May 2002); Vice
                                       Chairman of AXA's Management Board
                                       (January 2000 to May 2000). Director or
                                       officer of various subsidiaries and
                                       affiliates of the AXA Group. Director
                                       of AllianceBernstein Corporation, the
                                       general partner of AllianceBernstein
                                       Holding and AllianceBernstein (October
                                       1993 to July 2015). Director, Nestle
                                       S.A. since April 2012. Director of
                                       Donaldson, Lufkin and Jenrette ("DLJ")
                                       (July 1993 to November 2000). Director
                                       of HSBC Holdings PLC (since March 2016).
-------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since February 1998). Member of AXA's
                                       Board of Directors and Deputy Chief
                                       Executive Officer (since April 2010);
                                       prior thereto, Member of the AXA
                                       Management Board (February 2003 to
                                       April 2010) and Chief Financial Officer
                                       (May 2003 through December 2009), prior
                                       thereto, Executive Vice President,
                                       Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior
                                       thereto Senior Executive Vice
                                       President, International (US-UK-Benelux)
                                       AXA (January 1997 to January 2000);
                                       Member of the AXA Executive Committee
                                       (since January 2000); Director, AXA
                                       Financial (since November 2003),
                                       AllianceBernstein (since February 1996)
                                       and various AXA affiliated companies.
                                       Director of DLJ (February 1997 to
                                       November 2000).
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York. From
                                       2002 and 2006, Mr. de Oliveira was
                                       Adjunct Professor of Finance at
                                       Columbia University. Prior thereto,
                                       starting in 1977, he spent 24 years at
                                       JP Morgan & Co. where he was Chairman
                                       and Chief Executive Officer of JP
                                       Morgan Investment Management and was
                                       also a member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently the Chairman of the
                                       Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009) and
                                       JACCAR Holdings SA (2011). Previously,
                                       he served as a Director of JP Morgan
                                       Suisse, American Century Company, Inc.,
                                       SunGard Data Systems, The Hartford
                                       Insurance Company, Tattinger-Kobrand
                                       USA, Quilvest SA and L'Atelier.
                                       Mr. de Oliveira also formerly served as
                                       a Trustee and Chairman of the
                                       Investment Committee of The Kauffman
                                       Foundation, a Member of the Investment
                                       Committee of The Red Cross and the
                                       Chairman of the Board of Friends of
                                       Education.
-------------------------------------------------------------------------------

Daniel G. Kaye                         Mr. Kaye has been a Director of AXA
767 Quail Run                          Equitable since September 2015. From
Inverness, IL 60067                    January 2013 to May 2014, Mr. Kaye
                                       served as Interim Chief Financial
                                       Officer and Treasurer of HealthEast
                                       Care System ("HealthEast"). Prior to
                                       joining HealthEast, Mr. Kaye spent 35
                                       years with Ernst & Young LLP ("Ernst &
                                       Young") from which he retired in 2012.
                                       Throughout his time at Ernst & Young,
                                       where he was an audit partner for 25
                                       years, Mr. Kaye enjoyed a track record
                                       of increasing leadership and
                                       responsibilities, including serving as
                                       the New England Managing Partner and
                                       the Midwest Managing Partner of
                                       Assurance. Mr. Kaye is a member of the
                                       Board of Directors of Ferrellgas
                                       Partners L.P. ("Ferrellgas"), where he
                                       serves on the Audit Committee and
                                       Corporate Governance and Nominating
                                       Committee (Chair). Mr. Kaye is a
                                       Certified Public Accountant and
                                       National Association of Corporate
                                       Directors (NACD) Board Leadership
                                       Fellow. Mr. Kaye is also a director of
                                       AXA Financial and MLOA since September
                                       2015.
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Kristi A. Matus                        Ms. Matus has been a Director of AXA
athenahealth                           Equitable since September 2015.
311 Arsenal Street                     Ms. Matus currently serves as Executive
Watertown, MA 02472                    Vice President and Chief Financial &
                                       Administrative Officer of athenahealth,
                                       Inc. ("athenahealth") since July 2014.
                                       Prior to joining athenahealth,
                                       Ms. Matus served as Executive Vice
                                       President and Head of Government
                                       Services of Aetna, Inc. ("Aetna") from
                                       February 2012 to July 2013. Prior to
                                       Aetna, she held several senior
                                       leadership roles at United Services
                                       Automobile Association ("USAA"),
                                       including Executive Vice President and
                                       Chief Financial Officer from 2008 to
                                       2012. She began her career at the Aid
                                       Association for Lutherans, where she
                                       held various financial and operational
                                       roles for over a decade. Ms. Matus is
                                       also a director of AXA Financial and
                                       MLOA since September 2015.
-------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee, The
                                       Executive Committee and the Finance and
                                       Risk Committee (Chair).
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). Ms. Fallon-Walsh
                                       was with The Vanguard Group, Inc.
                                       ("Vanguard") from 1995 until her
                                       retirement in 2012, where she held
                                       several executive positions, including
                                       Head of Institutional Retirement Plan
                                       Services from 2006 through 2011.
                                       Ms. Fallon-Walsh started her career at
                                       Security Pacific Corporation in 1979
                                       and held a number of senior and
                                       executive positions with the company,
                                       which merged with Bank of America in
                                       1992. From 1992 until joining Vanguard
                                       in 1995, Ms. Fallon-Walsh served as
                                       Executive Vice President, Bay Area
                                       Region and Los Angeles Gold Coast
                                       Region for Bank of America.
                                       Ms. Fallon-Walsh is currently a member
                                       of the Board of Directors of AXA
                                       Investment Managers S.A. ("AXA IM"),
                                       where she serves on the Audit and Risk
                                       Committee and the Remuneration
                                       Committee, and of AXA Rosenberg Group
                                       LLC. Ms. Fallon-Walsh has been a member
                                       of the Main Line Chamber of Commerce
                                       Board of Directors and Executive
                                       Committee, the Business and Advisory
                                       Council for Widener University and
                                       served on the Board of Trustees and
                                       Executive Committee of the Employee
                                       Benefit Research Institute in
                                       Washington, DC.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Novant Health, Inc.                    Equitable and MONY America since May
108 Providence Road                    2012. Director of MONY Life (May 2012
Charlotte, NC 28207                    to September 2013). Mr. Scott is Senior
                                       Vice President of population health
                                       management of Novant Health, Inc. since
                                       February 2015. From November 2012 to
                                       December 2014, he served as President
                                       and Chief Executive Officer of Affinity
                                       Health Plan. Prior to joining Affinity,
                                       Mr. Scott served as President, U.S.
                                       Commercial of CIGNA Corporation from
                                       June 2010 to December 2011, with
                                       executive responsibilities for U.S.
                                       products, marketing, national accounts,
                                       underwriting and for regional,
                                       individual, select and senior segments.
                                       Prior to joining CIGNA, Mr. Scott
                                       served as Executive Vice President and
                                       Chief Institutional Development & Sales
                                       Officer at TIAA-CREF, a leading
                                       provider of retirement services in the
                                       academic, research, medical and
                                       cultural fields. Mr. Scott is a member
                                       of the Board of Directors of Becton,
                                       Dickinson and Company, where he serves
                                       on the Audit Committee (Chair) as
                                       Chairman and Compensation and Benefits
                                       Committee. He is a Director of Lowe's
                                       Companies, Inc., where he serves on the
                                       Audit Committee and Governance
                                       Committee (since November 2015).
-------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA
The New York Community Trust           Equitable and MONY America (since
909 Third Avenue                       September 2006). Director of MONY Life
New York, NY 10022                     (September 2006 to September 2013).
                                       President of The New York Community
                                       Trust (since 1990). Prior thereto,
                                       Executive Vice President of The New
                                       York Community Trust (1987 to 1990).
                                       Director and Chairperson of Corporate
                                       Governance Committee and Member of
                                       Executive and Compensation Committees
                                       of AllianceBernstein Corporation (since
                                       July 2002); Former Director and
                                       Chairman of the Board of BoardSource,
                                       Former Trustee of The New School.
                                       Former Chairman of the Board of
                                       Governors of the Milano School of
                                       Management & Urban Policy (The New
                                       School).
-------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA
AllianceBernstein Corporation          Equitable and MONY America (since
1345 Avenue of the Americas            February 2009). Director of MONY Life
New York, NY 10105                     (February 2009 to September 2013).
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of
                                       AllianceBernstein Corporation (since
                                       December 2008). Prior thereto,
                                       Executive Vice President of Merrill
                                       Lynch & Co. (September 2008 to December
                                       2008). Prior thereto, co-head,
                                       Investment Management Division of
                                       Goldman Sachs Group, Inc. (March 1986
                                       to March 2008); also held the following
                                       positions: co-head of the Financial
                                       Institutions Group Tokyo (1990-1996).
                                       Currently, Director of Keewaydin Camp;
                                       Chairman of the Investment Committee of
                                       Trinity College; Chairman of the Board
                                       of California Institute of the Arts;
                                       Co-Chair of Friends of the Carnegie
                                       International and Lincoln Center.
-------------------------------------------------------------------------------

OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC and MONY America.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of MONY Life
                                       (February 2011 to September 2013).
                                       Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President, AXA
                                       America Holdings, Inc. (since January
                                       2011). Director, AllianceBernstein
                                       Corporation (since February 2011).
-------------------------------------------------------------------------------


OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since
                                       March 2011), AXA Financial, Inc. and
                                       MONY America. Senior Executive Vice
                                       President of MONY Life (March 2011 to
                                       September 2013). Senior Executive
                                       Director and Chief Human Resources
                                       Officer, AXA Equitable Financial
                                       Services, LLC and AXA Equitable (since
                                       December 2012). Prior thereto, Senior
                                       Executive Vice President AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (March 2011 to December
                                       2012). Director of AXA Assicurazioni
                                       S.p.A. (since April 2013). Senior
                                       Executive Vice President, Head of Human
                                       Resources, UniCredit Group (2005 to
                                       February 2011). Vice President, Human
                                       Resources, General Electric (2001 to
                                       2004). Director, MONY Assets Corp.
                                       (March 2011 to December 2011).
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director, Chief Accounting
                                       Officer (since December 2012) and
                                       Controller (since November 2014), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2014), AXA Financial
                                       and MONY America (since September
                                       2011). Executive Vice President
                                       andChief Accounting Officer, MONY Life
                                       (September 2011 to September 2013).
-------------------------------------------------------------------------------

Dave S. Hattem                         Senior Executive Director and General
                                       Counsel (December 2012 to present);
                                       prior thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013) and General Counsel (since May
                                       2010), AXA Financial, Inc.; prior
                                       thereto, Executive Vice President May
                                       2012 to May 2013) and General Counsel
                                       (since May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc.
-------------------------------------------------------------------------------

Karen Field Hazin                      Lead Director (since December 2012),
                                       Secretary (since June 2005) and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Vice President, Secretary and
                                       Associate General Counsel (June 2005 to
                                       December 2012), Counsel (April 2005 to
                                       June 2005), Assistant Vice President
                                       and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to
                                       December 2001). Vice President,
                                       Secretary and Associate General
                                       Counsel, MONY America (since June
                                       2005). Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Financial, Inc. Vice
                                       President and Secretary (since
                                       September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Life and Annuity
                                       Company. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Distribution Holding
                                       Corporation. Vice President, Secretary
                                       and Associate General Counsel, MONY
                                       Life (June 2005 to September 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Anthony F. Recine                      Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present) and
                                       Deputy General Counsel (February 2010
                                       to present) of MONY America. Managing
                                       Director, Chief Compliance Officer and
                                       Deputy General Counsel (since December
                                       2012), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       December 2012), Chief Compliance
                                       Officer (February 2005 to present), and
                                       Deputy General Counsel (February 2010
                                       to present); prior thereto, Senior Vice
                                       President, Chief Compliance Officer and
                                       Associate General Counsel (February
                                       2005 to February 2010). Senior Vice
                                       President, Chief Compliance Officer and
                                       Deputy General Counsel, AXA Financial
                                       (since May 2010). Vice President,
                                       Deputy General Counsel and Chief
                                       Litigation Counsel (2000 to February
                                       2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation
                                       Counsel (1990 to 2000). Senior Vice
                                       President, Chief Compliance Officer
                                       (February 2005 to September 2013) and
                                       Deputy General Counsel (February 2010
                                       to September 2013) of MONY Life.
-------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Director (since
                                       December 2012) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Equitable Financial Services, LLC
                                       and AXA Equitable; prior thereto,
                                       Senior Executive Director and
                                       President, Retirement Savings (December
                                       2012 to November 2013); prior thereto,
                                       Senior Executive Vice President
                                       (February 2011 to December 2012) and
                                       President, Retirement Savings (February
                                       2011 to November 2013). Senior
                                       Executive Vice President (since
                                       February 2011) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Executive Vice
                                       President and President, Retirement
                                       Savings (February 2011 to November
                                       2013). Senior Executive Vice President
                                       and President, Retirement Savings, MONY
                                       Life (February 2011 to September 2013).
                                       Director and Member of the Audit
                                       Committee (since February 2011), U.S.
                                       Financial Life Insurance Company and
                                       AXA Equitable Life and Annuity Company.
                                       Director and Chief Retirement Savings
                                       Officer (since February 2011), AXA
                                       Advisors, LLC. Director and Member of
                                       the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (November 2008 to March 2011).
                                       Director, Chairman of the Board,
                                       President, Chief Executive Officer and
                                       Chief Retirement Savings Officer (since
                                       February 2011), AXA Distributors, LLC.
                                       Director, AXA Distribution Holding
                                       Corporation (since October 2013). Head
                                       of Global Strategy & Business Support
                                       and Development (June 2008 to January
                                       2011), AXA SA. Senior Vice President of
                                       Retail Distribution Business Platforms
                                       (February 2006 to June 2008), AXA
                                       Equitable; prior thereto, Vice
                                       President (May 2005 to February 2006).
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since July
                                       2012), 1740 Advisers, Inc. Director,
                                       Chairman of the Board, President and
                                       Chief Executive Officer (since July
                                       2012), ACMC, LLC. Director (July 2012),
                                       AXA Advisors, LLC. Director and Senior
                                       Executive Vice President (since July
                                       2012), AXA America Holdings, Inc.
                                       Director and Chairman of the Board;
                                       Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions
                                       Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Director
                                       and Chairman of the Board, CS Life Re
                                       Company (since November 2014).
                                       Director, AXA Strategic Ventures US,
                                       LLC (since December 2014).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Joshua E. Braverman                    Senior Executive Director and Treasurer
                                       (since December 2012), AXA Equitable
                                       and AXA Equitable Financial Services;
                                       prior thereto, Executive Vice President
                                       and Treasurer (September 2012 to
                                       December 2012), Senior Vice President,
                                       Head of Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (since September 2012), AXA
                                       Financial, Inc. and MONY America; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to May 2013).
                                       Executive Vice President and Treasurer,
                                       MONY Life (September 2012 to September
                                       2013). Director, Executive Vice
                                       President, Chief Financial Officer and
                                       Treasurer and Member of the Audit
                                       Committee (since September 2012), AXA
                                       Equitable Life and Annuity Company.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       and Member of the Audit Committee
                                       (since September 2012), U.S. Financial
                                       Life Insurance Company. Director,
                                       President, Chief Executive Officer and
                                       Chief Investment Officer and Chairman
                                       of the Audit Committee (since September
                                       2012), AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman (since September 2012),
                                       Equitable Casualty Insurance Company.
                                       Director, President and Chief Executive
                                       Officer (since September 2012), AXA
                                       RE Arizona Company. Executive Vice
                                       President and Treasurer (since
                                       September 2012), AXA America Holdings,
                                       Inc. Director, President and Chief
                                       Financial Officer (since September
                                       2012), AXA Distribution Holding
                                       Corporation. Director and President,
                                       MONY Life Insurance Company of the
                                       Americas Limited (since September
                                       2012). Director, President and
                                       Treasurer (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Director,
                                       President, Chief Executive Officer and
                                       Chief Financial Officer, CS Life Re
                                       Company (since November 2014). Senior
                                       Executive Vice President and Treasurer,
                                       AXA Strategic Ventures US, LLC (since
                                       December 2014).
-------------------------------------------------------------------------------

Priscilla Sims Brown                   Senior Executive Director and Chief
                                       Marketing Officer, AXA Equitable and
                                       AXA Equitable Financial Services since
                                       September 2014. Senior Executive Vice
                                       President and Chief Marketing Officer,
                                       AXA Financial, Inc. and MONY Life since
                                       September 2014. Senior Vice President
                                       and Chief Marketing and Development
                                       Officer, AmeriHealth Caritas (April
                                       2013 to August 2014). Head of
                                       Marketing, Sun Life Financial (January
                                       2009 to March 2013). Served in numerous
                                       roles at Lincoln Financial Group, the
                                       most recent being Chief Marketing
                                       Officer (February 1991 to December
                                       2008).
-------------------------------------------------------------------------------

Michael B. Healy                       Executive Director (since December
                                       2012) and Chief Information Officer
                                       (since May 2011), AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, (Executive Vice President (May
                                       2011 to December 2012) and Chief
                                       Information Officer (since May 2011),
                                       Senior Vice President and Chief
                                       Information Officer (September 2010 to
                                       May 2011); Senior Vice President
                                       (September 2009 to November 2010).
                                       Executive Vice President and Chief
                                       Information Officer (since May 2011),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Executive Vice President and
                                       Chief Information Officer (May 2011 to
                                       September 2013), MONY Life; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Senior Vice President, Program
                                       Office at Marsh & McLennan Companies
                                       Inc. (April 2003 to August 2009).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appointed Actuary (since May 2008),
                                       U.S. Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------

Sharon A. Ritchey                      Senior Executive Director and Chief
                                       Operating Officer, AXA Equitable and
                                       AXA Equitable Financial Services (since
                                       November 2013). Senior Executive Vice
                                       President and Chief Operating Officer,
                                       AXA Financial and MONY America (since
                                       November 2013). Director of AXA
                                       Advisors, LLC and AXA Business Services
                                       Private Limited. Executive Vice
                                       President, Retirement Plans Group, The
                                       Hartford Financial (January 1999 to
                                       January 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY Life (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Vice Chairman of the Board, AXA
                                       Advisors, LLC (since September 2013).
                                       Director, AXA Network, LLC (since
                                       October 2013). Director and Member of
                                       Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since March 2011). Senior Vice
                                       President, Business Support and
                                       Development, AXA (June 2010 to May
                                       2013). Vice President of Distribution
                                       Finance (April 2007 to June 2010), Vice
                                       President and head of North American
                                       Investor Relations (November 2003 to
                                       April 2007), Director of Corporate
                                       Finance (1999 to November 2003), AXA
                                       Equitable.
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Vice President and Chief Risk
                                       Officer, AXA Financial, Inc. and MONY
                                       America (since November 2015); prior
                                       thereto, Senior Executive Vice
                                       President and Chief Risk Officer
                                       (February 2014 to November 2015).
                                       Managing Director and Chief Risk
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       November 2015); prior thereto, Senior
                                       Executive Director and Chief Risk
                                       Officer (February 2014 to November
                                       2015). Member of the Board and Head of
                                       the Health Insurance, AXA Konzern AG
                                       (October 2012 to February 2014); prior
                                       thereto, Member of the Board and Chief
                                       Investment Officer (January 2007 to
                                       October 2012); Chief Investment Officer
                                       (March 2004 to December 2006). Head of
                                       Investment Strategy (March 2000 to
                                       March 2004, Allianz
                                       Lebensversicherungs-AG; prior thereto,
                                       Executive Assistant for the Chief
                                       Financial Officer (September 1997 to
                                       March 2000).
-------------------------------------------------------------------------------

                          FINANCIAL STATEMENTS INDEX

The financial statements of AXA Equitable included in this Statement of Additional Information should be considered only as bearing upon the ability of AXA Equitable to meet its obligations under the group annuity contract. They should not be considered as bearing upon the investment experience of the Funds. The financial statements of Separate Accounts No. 3 (Pooled), 4 (Pooled), 10 (Pooled) and 66 reflect applicable fees, charges and other expenses under the Program as in effect during the periods covered, as well as the charges against the accounts made in accordance with the terms of all other contracts participating in the respective separate accounts, if applicable.


-----------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PAGE
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS.10 (POOLED),     Report of Independent Registered Public Accounting Firm.........................  FSA-1
4 (POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)      Statement of Assets and Liabilities, December 31, 2015..........................  FSA-2
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2015....................  FSA-3
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2015 and 2014................................................  FSA-4
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2015.....................................  FSA-5
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)       Statement of Assets and Liabilities, December 31, 2015.......................... FSA-16
                                      ---------------------------------------------------------------------------------------
                                      Statement of Operations for the Year Ended December 31, 2015.................... FSA-17
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2015 and 2014................................................ FSA-18
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2015..................................... FSA-19
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)       Statement of Assets and Liabilities, December 31, 2015.......................... FSA-28
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2015................... FSA-29
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2015 and 2014................................................ FSA-30
                                      ---------------------------------------------------------------------------------------
                                      Portfolio of Investments, December 31, 2015..................................... FSA-31
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)      Statements of Assets and Liabilities, December 31, 2015......................... FSA-34
                                      ---------------------------------------------------------------------------------------
                                      Statements of Operations for the Year Ended December 31, 2015................... FSA-44
                                      ---------------------------------------------------------------------------------------
                                      Statements of Changes in Net Assets for the Years
                                      Ended December 31, 2015 and 2014................................................ FSA-52
-----------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NOS. 10 (POOLED), 4  Notes to Financial Statements................................................... FSA-67
(POOLED), 3 (POOLED)
AND 66 (POOLED)
-----------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE INSURANCE          Reports of Independent Registered Public Accounting Firm........................    F-1
COMPANY
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Balance Sheets as of December 31, 2015 and 2014....................    F-2
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Earnings (Loss), Years
                                      Ended December 31, 2015, 2014 and 2013..........................................    F-3
                                      ---------------------------------------------------------------------------------------
                                      Consolidated and Comprehensive Income (Loss), Years
                                      Ended December 31, 2015, 2014 and 2013..........................................    F-4
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Equity, Years
                                      Ended December 31, 2015, 2014 and 2013..........................................    F-5
                                      ---------------------------------------------------------------------------------------
                                      Consolidated Statements of Cash Flows, Years
                                      Ended December 31, 2015, 2014 and 2013..........................................    F-6
                                      ---------------------------------------------------------------------------------------
                                      Notes to Consolidated Financial Statements......................................    F-8
-----------------------------------------------------------------------------------------------------------------------------
                                      The financial statements of the Funds reflect fees, charges and other expenses of the Separate Accounts applicable to contracts under Members Retirement
                                      Program as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
-----------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and the underlying funds' transfer agents, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2016

                                 FSA-1  #799591

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $14,613,441)....................... $16,060,635
  Long-term debt securities -- at fair value (amortized cost: $10,302,025).  10,373,405
  Short-term debt securities -- at fair value (amortized cost: $540,018)...     540,018
  Rights -- at fair value (cost: $1,772)...................................         883
Cash.......................................................................     379,751
Foreign cash (cost: $29,841)...............................................      29,713
Interest and dividends receivable..........................................      91,653
Receivable for investment securities sold..................................     423,231
Fees receivable from Contractowners........................................      43,876
                                                                            -----------
   Total assets............................................................  27,943,165
                                                                            -----------

LIABILITIES:
Payable for investments securities purchased...............................     822,793
Due to AXA Equitable's General Account.....................................     105,001
Accrued custody and bank fees..............................................      18,784
Administrative fees payable................................................          20
Asset management fee payable...............................................      54,413
Accrued expenses...........................................................      30,395
                                                                            -----------
   Total liabilities.......................................................   1,031,406
                                                                            -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION............... $26,911,759
                                                                            ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.            1      $32,725.90
RIA...........        6,855          293.64
MRP...........      351,471           70.27
EPP...........          612          309.98

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $25,012)..................................................... $   472,140
  Interest.................................................................................................     253,037
                                                                                                            -----------
   Total investment income.................................................................................     725,177
                                                                                                            -----------

EXPENSES (NOTE 6):
  Investment management fees...............................................................................    (146,208)
  Custody and bank fees....................................................................................     (18,222)
  Other operating expenses.................................................................................     (21,989)
                                                                                                            -----------
   Total expenses..........................................................................................    (186,419)
                                                                                                            -----------

NET INVESTMENT INCOME......................................................................................     538,758
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
  Net realized gain from investments and foreign currency transactions.....................................   1,240,726
  Change in unrealized depreciation of investments and foreign currency denominated assets and liabilities.  (1,710,724)
                                                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...................    (469,998)
                                                                                                            -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS...................................................... $    68,760
                                                                                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                           DECEMBER 31, 2015 DECEMBER 31, 2014
                                                                                           ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income....................................................................    $   538,758       $   673,536
 Net realized gain on investments and foreign currency transactions.......................      1,240,726         1,683,031
 Net change in unrealized depreciation of investments and foreign currency denominated
   assets and liabilities.................................................................     (1,710,724)         (972,838)
                                                                                              -----------       -----------
   Net increase in assets attributable to operations......................................         68,760         1,383,729
                                                                                              -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
 Contributions............................................................................      1,797,162         2,258,398
 Withdrawals..............................................................................     (5,422,991)       (5,034,197)
 Asset management fees (Note 6)...........................................................        (94,628)         (100,493)
 Administrative fees (Note 6).............................................................       (243,348)         (291,604)
                                                                                              -----------       -----------
   Net decrease in net assets attributable to contractowner transactions..................     (3,963,805)       (3,167,896)
                                                                                              -----------       -----------
DECREASE IN NET ASSETS....................................................................     (3,895,045)       (1,784,167)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......     30,806,804        32,590,971
                                                                                              -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $26,911,759       $30,806,804
                                                                                              ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
COMMON STOCKS -- 59.7%

FINANCIALS -- 11.7%

BANKS -- 4.9%
Bank Leumi Le-Israel BM/(a)/..............  5,260   $   18,238
Bank of America Corp......................  6,960      117,137
Barclays PLC..............................  9,820       31,602
BNP Paribas SA............................    540       30,539
Canadian Imperial Bank of Commerce/Canada.    390       25,602
Citigroup, Inc............................  2,200      113,850
Comerica, Inc.............................    970       40,575
Commonwealth Bank of Australia............    990       61,110
Fifth Third Bancorp.......................  1,730       34,773
HSBC Holdings PLC.........................  8,880       70,086
ING Groep NV..............................  1,980       26,778
Intesa Sanpaolo SpA.......................  7,260       24,101
JPMorgan Chase & Co.......................  2,185      144,276
KeyCorp...................................  3,360       44,319
Mitsubishi UFJ Financial Group, Inc.......  9,200       56,940
Mizuho Financial Group, Inc............... 10,000       19,983
PNC Financial Services Group, Inc. (The)..    330       31,452
Raiffeisen Bank International AG/(a)/.....  1,850       27,101
Resona Holdings, Inc......................  7,300       35,421
Royal Bank of Scotland Group PLC/(a)/.....  3,960       17,599
Societe Generale SA.......................    830       38,232
Sumitomo Mitsui Financial Group, Inc......    800       30,168
UniCredit SpA.............................  4,180       23,100
Wells Fargo & Co..........................  2,950      160,362
Westpac Banking Corp......................  1,945       47,072
Yamaguchi Financial Group, Inc............  3,000       35,512
                                                    ----------
                                                     1,305,928
                                                    ----------
CAPITAL MARKETS -- 0.8%
3i Group PLC..............................  8,850       62,679
Credit Suisse Group AG/(a)/...............    710       15,304
Deutsche Bank AG..........................  1,740       42,576
Franklin Resources, Inc...................    880       32,401
Legg Mason, Inc...........................    860       33,738
Morgan Stanley............................    720       22,903
                                                    ----------
                                                       209,601
                                                    ----------
CONSUMER FINANCE -- 0.7%
American Express Co.......................    876       60,926
Capital One Financial Corp................    350       25,263
Discover Financial Services...............    830       44,505
Synchrony Financial/(a)/..................  1,620       49,264
                                                    ----------
                                                       179,958
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
Berkshire Hathaway, Inc. -- Class B/(a)/..    630       83,185
Industrivarden AB -- Class C..............  2,000       34,260
Investment AB Kinnevik -- Class B.........  1,040       32,075
Investor AB -- Class B....................  1,400       51,516
ORIX Corp.................................  1,600       22,427
                                                    ----------
                                                       223,463
                                                    ----------
INSURANCE -- 3.3%
Aegon NV..................................  6,160       34,823
Ageas.....................................  1,050       48,714
Allianz SE................................    480       85,279
American International Group, Inc.........  1,000       61,970
AMP Ltd................................... 10,290       43,288

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
INSURANCE (CONTINUED)
Assicurazioni Generali SpA..........................  1,920   $   35,058
Axis Capital Holdings Ltd...........................    580       32,608
Chubb Corp. (The)...................................    410       54,382
CNP Assurances......................................  2,140       28,855
FNF Group...........................................    910       31,550
Hannover Rueck SE...................................    420       48,202
Hartford Financial Services Group, Inc. (The).......  1,030       44,764
Lincoln National Corp...............................    830       41,716
Mapfre SA...........................................  9,320       23,320
MetLife, Inc........................................    760       36,640
Muenchener Rueckversicherungs-Gesellschaft AG in
 Muenchen (REG).....................................    305       61,145
Old Mutual PLC...................................... 11,510       30,273
SCOR SE.............................................  1,100       41,142
Travelers Cos., Inc. (The)..........................    394       44,467
Unum Group..........................................  1,380       45,940
Zurich Insurance Group AG/(a)/......................     90       23,135
                                                              ----------
                                                                 897,271
                                                              ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
American Capital Agency Corp........................  1,940       33,640
GPT Group (The)..................................... 13,230       45,746
H&R Real Estate Investment Trust....................  2,650       38,249
Land Securities Group PLC...........................  1,650       28,597
Realty Income Corp..................................    600       30,978
VEREIT, Inc.........................................  3,010       23,839
                                                              ----------
                                                                 201,049
                                                              ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
CA Immobilien Anlagen AG/(a)/.......................  1,320       24,132
Daito Trust Construction Co., Ltd...................    200       23,083
Kerry Properties Ltd................................  6,000       16,328
Sino Land Co., Ltd.................................. 18,000       26,221
Swire Pacific Ltd. -- Class A.......................  3,500       39,095
                                                              ----------
                                                                 128,859
                                                              ----------
Total Financials....................................           3,146,129
                                                              ----------

CONSUMER DISCRETIONARY -- 9.2%

AUTO COMPONENTS -- 0.5%
Cie Generale des Etablissements Michelin -- Class B.    380       36,154
Magna International, Inc. (New York) -- Class A.....    530       21,497
Magna International, Inc. -- Class A................    600       24,240
Sumitomo Electric Industries Ltd....................  2,400       33,862
Toyoda Gosei Co., Ltd...............................  1,200       27,238
                                                              ----------
                                                                 142,991
                                                              ----------
AUTOMOBILES -- 1.1%
Daihatsu Motor Co., Ltd.............................  2,000       26,958
Daimler AG..........................................    680       57,307
Fuji Heavy Industries Ltd...........................    800       32,930
Nissan Motor Co., Ltd...............................  2,700       28,248
Peugeot SA/(a)/.....................................  1,820       31,889
Renault SA..........................................    290       29,016
Toyota Motor Corp...................................    400       24,611
Volkswagen AG.......................................    200       30,916
Volkswagen AG (Preference Shares)...................    210       30,511
                                                              ----------
                                                                 292,386
                                                              ----------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
Carnival Corp.......................................  1,110       60,473
Darden Restaurants, Inc.............................    690       43,911

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Hilton Worldwide Holdings, Inc............  1,900     $ 40,660
McDonald's Corp...........................    342       40,404
Starbucks Corp............................    900       54,027
Yum! Brands, Inc..........................    560       40,908
                                                      --------
                                                       280,383
                                                      --------
HOUSEHOLD DURABLES -- 0.9%
Berkeley Group Holdings PLC...............    670       36,416
Iida Group Holdings Co., Ltd..............  1,900       35,185
Leggett & Platt, Inc......................    970       40,759
Sekisui Chemical Co., Ltd.................  3,000       39,136
Sekisui House Ltd.........................  2,000       33,600
Sony Corp.................................  1,400       34,379
Toll Brothers, Inc./(a)/..................    560       18,648
                                                      --------
                                                       238,123
                                                      --------
INTERNET & CATALOG RETAIL -- 0.9%
Amazon.com, Inc./(a)/.....................    190      128,419
Expedia, Inc..............................    410       50,963
Priceline Group, Inc. (The)/(a)/..........     40       50,998
                                                      --------
                                                       230,380
                                                      --------
LEISURE PRODUCTS -- 0.2%
Bandai Namco Holdings, Inc................  1,300       27,443
Hasbro, Inc...............................    270       18,187
                                                      --------
                                                        45,630
                                                      --------
MEDIA -- 2.0%
Cablevision Systems Corp. -- Class A......    730       23,287
CBS Corp. -- Class B......................    990       46,659
Comcast Corp. -- Class A..................  2,040      115,117
Interpublic Group of Cos., Inc. (The).....  1,610       37,481
Sky PLC...................................  2,240       36,712
Time Warner Cable, Inc. -- Class A........    240       44,542
Time Warner, Inc..........................    660       42,682
Twenty-First Century Fox, Inc. -- Class A.  1,940       52,690
Twenty-First Century Fox, Inc. -- Class B.  1,480       40,300
Viacom, Inc. -- Class B...................    450       18,522
Walt Disney Co. (The).....................    470       49,388
Wolters Kluwer NV.........................    790       26,520
                                                      --------
                                                       533,900
                                                      --------
MULTILINE RETAIL -- 0.3%
Kohl's Corp...............................    820       39,056
Macy's, Inc...............................  1,210       42,326
                                                      --------
                                                        81,382
                                                      --------
SPECIALTY RETAIL -- 1.5%
Advance Auto Parts, Inc...................    220       33,112
Bed Bath & Beyond, Inc./(a)/..............    690       33,292
GameStop Corp. -- Class A.................    990       27,760
Home Depot, Inc. (The)....................    740       97,865
Industria de Diseno Textil SA.............    920       31,593
JB Hi-Fi Ltd..............................  3,700       52,280
Lowe's Cos., Inc..........................    390       29,656
Staples, Inc..............................  4,630       43,846
TJX Cos., Inc. (The)......................    720       51,055
                                                      --------
                                                       400,459
                                                      --------
TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
Coach, Inc................................  1,410       46,150
LVMH Moet Hennessy Louis Vuitton SE.......    420       65,942

COMPANY                                SHARES U.S. $ VALUE
----------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
NIKE, Inc. -- Class B.................    860   $   53,750
Pandora A/S...........................    220       27,728
Swatch Group AG (The).................    440       29,731
                                                ----------
                                                   223,301
                                                ----------
Total Consumer Discretionary..........           2,468,935
                                                ----------
INFORMATION TECHNOLOGY -- 8.7%

COMMUNICATIONS EQUIPMENT -- 0.5%
Cisco Systems, Inc....................  2,980       80,922
F5 Networks, Inc./(a)/................    560       54,298
                                                ----------
                                                   135,220
                                                ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Corning, Inc..........................  2,340       42,775
Hitachi Ltd...........................  6,000       33,970
                                                ----------
                                                    76,745
                                                ----------
INTERNET SOFTWARE & SERVICES -- 1.7%
Alphabet, Inc. -- Class A/(a)/........    185      143,932
Alphabet, Inc. -- Class C/(a)/........    195      147,982
eBay, Inc./(a)/.......................  1,880       51,662
Facebook, Inc. -- Class A/(a)/........  1,070      111,986
                                                ----------
                                                   455,562
                                                ----------
IT SERVICES -- 1.9%
Accenture PLC -- Class A..............    200       20,900
Atos SE...............................    370       31,049
Cap Gemini SA.........................    210       19,477
Fujitsu Ltd...........................  8,000       39,896
International Business Machines Corp..    730      100,462
MasterCard, Inc. -- Class A...........    760       73,994
Teradata Corp./(a)/...................  1,250       33,025
Total System Services, Inc............    590       29,382
Vantiv, Inc. -- Class A/(a)/..........    800       37,936
Visa, Inc. -- Class A.................    580       44,979
Western Union Co. (The) -- Class W....  2,240       40,118
Xerox Corp............................  5,020       53,363
                                                ----------
                                                   524,581
                                                ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
Applied Materials, Inc................  1,150       21,471
Intel Corp............................  3,240      111,618
Marvell Technology Group Ltd..........  4,310       38,014
Micron Technology, Inc./(a)/..........  2,620       37,099
Siltronic AG/(a)/.....................    660       16,196
Texas Instruments, Inc................  1,030       56,454
                                                ----------
                                                   280,852
                                                ----------
SOFTWARE -- 1.4%
Microsoft Corp........................  4,400      244,112
Oracle Corp...........................  1,650       60,275
salesforce.com, Inc./(a)/.............    530       41,552
VMware, Inc. -- Class A/(a)/..........    530       29,982
                                                ----------
                                                   375,921
                                                ----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.9%
Apple, Inc............................  3,297      347,042
BlackBerry Ltd./(a)/..................  3,150       29,117
FUJIFILM Holdings Corp................  1,200       50,037
Hewlett Packard Enterprise Co.........  1,690       25,688

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (CONTINUED)
HP, Inc..................................  1,690   $   20,010
Western Digital Corp.....................    460       27,623
                                                   ----------
                                                      499,517
                                                   ----------
Total Information Technology.............           2,348,398
                                                   ----------
HEALTH CARE -- 8.0%

BIOTECHNOLOGY -- 1.5%
AbbVie, Inc..............................  1,260       74,642
Amgen, Inc...............................    410       66,555
Biogen, Inc./(a)/........................    170       52,080
Celgene Corp./(a)/.......................    470       56,287
Gilead Sciences, Inc.....................  1,140      115,357
Medivation, Inc./(a)/....................    960       46,406
                                                   ----------
                                                      411,327
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
Baxter International, Inc................  1,190       45,399
Cochlear Ltd.............................    520       35,928
CR Bard, Inc.............................    220       41,677
Intuitive Surgical, Inc./(a)/............     40       21,846
ResMed, Inc..............................    470       25,234
                                                   ----------
                                                      170,084
                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -- 1.7%
Aetna, Inc...............................    510       55,141
Alfresa Holdings Corp....................  1,300       25,654
AmerisourceBergen Corp. -- Class A.......    510       52,892
Anthem, Inc..............................    420       58,565
Express Scripts Holding Co./(a)/.........    650       56,816
HCA Holdings, Inc./(a)/..................    320       21,642
McKesson Corp............................    170       33,529
Medipal Holdings Corp....................  2,200       37,466
Quest Diagnostics, Inc...................    690       49,087
Suzuken Co., Ltd./Aichi Japan............  1,210       45,944
UnitedHealth Group, Inc..................    150       17,646
                                                   ----------
                                                      454,382
                                                   ----------
PHARMACEUTICALS -- 4.2%
Bayer AG.................................    300       37,738
Bristol-Myers Squibb Co..................    330       22,701
Eli Lilly & Co...........................    370       31,176
GlaxoSmithKline PLC......................  4,120       83,190
Johnson & Johnson........................  1,790      183,869
Merck & Co., Inc.........................  1,334       70,462
Novartis AG (REG)........................  1,600      137,713
Novo Nordisk A/S -- Class B..............  1,820      105,335
Otsuka Holdings Co., Ltd.................  1,000       35,499
Pfizer, Inc..............................  4,174      134,737
Roche Holding AG.........................    565      156,660
Sanofi...................................    680       57,927
Teva Pharmaceutical Industries Ltd.......    970       63,283
                                                   ----------
                                                    1,120,290
                                                   ----------
Total Health Care........................           2,156,083
                                                   ----------
CONSUMER STAPLES -- 6.5%

BEVERAGES -- 1.4%
Anheuser-Busch InBev SA/NV...............    470       58,466
Carlsberg A/S -- Class B.................    300       26,567
Coca-Cola Co. (The)......................  1,160       49,834

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
BEVERAGES (CONTINUED)
Coca-Cola Enterprises, Inc........................    850   $   41,854
Heineken Holding NV...............................    600       46,173
Heineken NV.......................................    590       50,257
Molson Coors Brewing Co. -- Class B...............    570       53,534
PepsiCo, Inc......................................    380       37,970
SABMiller PLC.....................................    310       18,542
                                                            ----------
                                                               383,197
                                                            ----------
FOOD & STAPLES RETAILING -- 1.1%
CVS Health Corp...................................    310       30,309
Delhaize Group....................................    170       16,539
Empire Co., Ltd. -- Class A.......................  1,950       36,133
Koninklijke Ahold NV..............................  2,613       55,094
Sysco Corp........................................    810       33,210
Wal-Mart Stores, Inc..............................  1,310       80,303
WM Morrison Supermarkets PLC...................... 17,290       37,665
                                                            ----------
                                                               289,253
                                                            ----------
FOOD PRODUCTS -- 1.8%
Archer-Daniels-Midland Co.........................  1,190       43,649
Bunge Ltd.........................................    650       44,382
Campbell Soup Co..................................    890       46,770
ConAgra Foods, Inc................................    860       36,258
General Mills, Inc................................  1,010       58,237
Nestle SA (REG)...................................  2,225      165,272
NH Foods Ltd......................................  2,000       39,167
Yamazaki Baking Co., Ltd..........................  2,000       44,934
                                                            ----------
                                                               478,669
                                                            ----------
HOUSEHOLD PRODUCTS -- 0.5%
Clorox Co. (The)..................................    410       52,000
Colgate-Palmolive Co..............................  1,140       75,947
                                                            ----------
                                                               127,947
                                                            ----------
PERSONAL PRODUCTS -- 0.4%
L'Oreal SA........................................    320       53,803
Unilever PLC......................................  1,520       65,183
                                                            ----------
                                                               118,986
                                                            ----------
TOBACCO -- 1.3%
Altria Group, Inc.................................  1,180       68,688
British American Tobacco PLC......................  2,120      117,708
Imperial Tobacco Group PLC........................    850       44,886
Philip Morris International, Inc..................  1,020       89,668
Swedish Match AB..................................    600       21,230
                                                            ----------
                                                               342,180
                                                            ----------
Total Consumer Staples............................           1,740,232
                                                            ----------
INDUSTRIALS -- 5.7%

AEROSPACE & DEFENSE -- 1.2%
Boeing Co. (The)..................................    260       37,593
General Dynamics Corp.............................    340       46,702
L-3 Communications Holdings, Inc..................    470       56,170
Lockheed Martin Corp..............................    180       39,087
Northrop Grumman Corp.............................    210       39,650
Precision Castparts Corp..........................    180       41,762
Spirit AeroSystems Holdings, Inc. -- Class A/(a)/.    780       39,055
Thales SA.........................................    370       27,683
                                                            ----------
                                                               327,702
                                                            ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.2%
CH Robinson Worldwide, Inc...............    720   $   44,655
United Parcel Service, Inc. -- Class B...    140       13,472
                                                   ----------
                                                       58,127
                                                   ----------
AIRLINES -- 0.5%
Delta Air Lines, Inc.....................  1,150       58,293
JetBlue Airways Corp./(a)/...............  1,820       41,223
Qantas Airways Ltd./(a)/.................  9,803       29,011
                                                   ----------
                                                      128,527
                                                   ----------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.....................  6,000       34,345
                                                   ----------

COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp..............................    500       45,525
Dai Nippon Printing Co., Ltd.............  4,000       39,522
Toppan Printing Co., Ltd.................  5,000       46,027
                                                   ----------
                                                      131,074
                                                   ----------
CONSTRUCTION & ENGINEERING -- 0.2%
Jacobs Engineering Group, Inc./(a)/......  1,030       43,208
                                                   ----------
ELECTRICAL EQUIPMENT -- 0.3%
Fuji Electric Co., Ltd...................  9,000       37,714
OSRAM Licht AG...........................    600       25,120
Vestas Wind Systems A/S..................    480       33,510
                                                   ----------
                                                       96,344
                                                   ----------
INDUSTRIAL CONGLOMERATES -- 0.8%
CK Hutchison Holdings Ltd................  2,000       26,884
General Electric Co......................  4,170      129,895
NWS Holdings Ltd......................... 16,000       23,884
Siemens AG (REG).........................    250       24,409
                                                   ----------
                                                      205,072
                                                   ----------
MACHINERY -- 0.5%
Dover Corp...............................    430       26,364
Hitachi Construction Machinery Co., Ltd..  2,800       43,510
Metso Oyj................................  1,180       26,421
Mitsubishi Heavy Industries Ltd..........  7,000       30,582
                                                   ----------
                                                      126,877
                                                   ----------
PROFESSIONAL SERVICES -- 0.5%
Adecco SA/(a)/...........................    350       23,969
Equifax, Inc.............................    460       51,230
Experian PLC.............................  2,260       39,936
Randstad Holding NV......................    280       17,429
                                                   ----------
                                                      132,564
                                                   ----------
ROAD & RAIL -- 0.7%
Canadian National Railway Co.............    550       30,626
Central Japan Railway Co.................    500       88,693
Nippon Express Co., Ltd..................  5,000       23,477
West Japan Railway Co....................    500       34,533
                                                   ----------
                                                      177,329
                                                   ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
ITOCHU Corp..............................  3,500       41,365
                                                   ----------

TRANSPORTATION INFRASTRUCTURE -- 0.1%
Auckland International Airport Ltd.......  4,590       18,024
                                                   ----------
Total Industrials........................           1,520,558
                                                   ----------

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
ENERGY -- 3.2%

ENERGY EQUIPMENT & SERVICES -- 0.2%
Schlumberger Ltd........................    640     $ 44,640
Tenaris SA..............................  1,740       20,596
                                                    --------
                                                      65,236
                                                    --------
OIL, GAS & CONSUMABLE FUELS -- 3.0%
BP PLC.................................. 12,190       63,335
Chevron Corp............................  1,050       94,458
Eni SpA.................................  3,830       56,883
Exxon Mobil Corp........................  2,082      162,292
HollyFrontier Corp......................    410       16,355
JX Holdings, Inc........................  5,800       24,323
Kinder Morgan, Inc./DE..................  3,940       58,785
Phillips 66.............................    330       26,994
Repsol SA...............................  1,770       19,478
Royal Dutch Shell PLC -- Class A........  2,300       52,082
Royal Dutch Shell PLC -- Class B........  1,140       25,976
Tesoro Corp.............................    260       27,396
TOTAL SA................................  1,510       67,667
Valero Energy Corp......................  1,050       74,246
Woodside Petroleum Ltd..................  1,500       31,202
                                                    --------
                                                     801,472
                                                    --------
Total Energy............................             866,708
                                                    --------

MATERIALS -- 2.8%

CHEMICALS -- 2.0%
Asahi Kasei Corp........................  5,000       33,782
BASF SE.................................    955       73,366
Daicel Corp.............................  1,600       23,791
Dow Chemical Co. (The)..................  1,260       64,865
EI du Pont de Nemours & Co..............    440       29,304
JSR Corp................................  1,400       21,800
LyondellBasell Industries NV -- Class A.    700       60,830
Mitsubishi Chemical Holdings Corp.......  7,000       44,376
Mitsubishi Gas Chemical Co., Inc........  7,000       35,765
Novozymes A/S -- Class B................    600       28,717
Potash Corp. of Saskatchewan, Inc.......    900       15,355
Sherwin-Williams Co. (The)..............    200       51,920
Yara International ASA..................    920       39,569
                                                    --------
                                                     523,440
                                                    --------
CONSTRUCTION MATERIALS -- 0.3%
CRH PLC.................................  1,710       49,294
Fletcher Building Ltd...................  7,830       38,981
                                                    --------
                                                      88,275
                                                    --------
CONTAINERS & PACKAGING -- 0.2%
Amcor Ltd./Australia....................  3,080       29,876
Sealed Air Corp.........................    740       33,004
                                                    --------
                                                      62,880
                                                    --------
PAPER & FOREST PRODUCTS -- 0.3%
UPM-Kymmene Oyj.........................  4,040       74,973
                                                    --------
Total Materials.........................             749,568
                                                    --------

UTILITIES -- 2.0%

ELECTRIC UTILITIES -- 1.5%
Chubu Electric Power Co., Inc...........  1,600       21,892
EDP -- Energias de Portugal SA.......... 12,740       45,888

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                     SHARES   U.S. $ VALUE
-----------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Enel SpA..................................     5,870  $    24,604
Entergy Corp..............................       470       32,129
Exelon Corp...............................     1,700       47,209
Iberdrola SA..............................     9,610       68,097
Mighty River Power Ltd....................     8,390       15,935
NextEra Energy, Inc.......................       660       68,567
Southern Co. (The)........................     1,490       69,717
                                                      -----------
                                                          394,038
                                                      -----------
GAS UTILITIES -- 0.1%
Gas Natural SDG SA........................     1,760       35,875
                                                      -----------

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.1%
NRG Energy, Inc...........................     3,560       41,901
                                                      -----------

MULTI-UTILITIES -- 0.3%
Consolidated Edison, Inc..................       750       48,203
Public Service Enterprise Group, Inc......       680       26,309
                                                      -----------
                                                           74,512
                                                      -----------
Total Utilities...........................                546,326
                                                      -----------

TELECOMMUNICATION SERVICES -- 1.9%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
AT&T, Inc.................................     2,938      101,097
Nippon Telegraph & Telephone Corp.........     1,700       67,600
Orange SA.................................     1,740       29,091
Proximus SADP.............................       690       22,444
Spark New Zealand Ltd.....................    19,600       44,175
Telecom Italia SpA (ordinary Shares)/(a)/.    23,200       29,389
Telecom Italia SpA (Savings Shares).......    18,800       19,287
TeliaSonera AB............................     7,210       35,850
TELUS Corp................................     1,010       27,818
Verizon Communications, Inc...............     1,030       47,607
                                                      -----------
                                                          424,358
                                                      -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
Vodafone Group PLC........................    28,790       93,340
                                                      -----------
Total Telecommunication Services..........                517,698
                                                      -----------
Total Common Stocks
 (cost $14,613,441).......................             16,060,635
                                                      -----------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
-----------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 38.5%

GOVERNMENTS - TREASURIES -- 13.5%

UNITED STATES -- 13.5%
U.S. Treasury Bonds
 2.75%, 8/15/42...........................   $    10        9,558
  2.875%, 5/15/43.........................        10        9,750
  3.00%, 5/15/42-11/15/45.................       281      280,318
  3.125%, 2/15/43.........................        35       35,872
  3.625%, 8/15/43-2/15/44.................        78       88,173
  4.375%, 2/15/38.........................        29       36,597
  4.625%, 2/15/40.........................       164      213,616
  6.25%, 5/15/30..........................        38       54,664

                                                    PRINCIPAL
                                                     AMOUNT
                                                      (000)   U.S. $ VALUE
--------------------------------------------------------------------------
UNITED STATES (CONTINUED)
U.S. Treasury Notes
 0.50%, 3/31/17....................................    $  220   $  218,995
  0.625%, 5/31/17-9/30/17..........................       638      634,759
  0.875%, 6/15/17..................................       394      393,569
  1.25%, 4/30/19...................................       150      149,045
  1.375%, 8/31/20-10/31/20.........................       690      678,396
  1.50%, 8/31/18-5/31/20...........................       280      278,827
  1.625%, 6/30/20-7/31/20..........................       103      102,061
  1.75%, 9/30/19-12/31/20..........................       354      355,183
  2.50%, 8/15/23...................................        76       77,974
                                                                ----------
Total Governments -- Treasuries....................              3,617,357
                                                                ----------

CORPORATES - INVESTMENT GRADE -- 10.9%(B)

INDUSTRIAL -- 6.6%

BASIC -- 0.4%
Barrick Gold Corp.
 4.10%, 5/01/23....................................         2        1,716
Dow Chemical Co. (The)
 7.375%, 11/01/29..................................         5        6,175
  8.55%, 5/15/19...................................        12       14,144
Eastman Chemical Co.
 3.80%, 3/15/25....................................        10        9,684
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
 6.50%, 11/15/20...................................         8        5,160
Freeport-McMoRan, Inc.
 2.375%, 3/15/18...................................        16       12,480
Glencore Funding LLC
 4.125%, 5/30/23...................................         4        2,950
International Paper Co.
 3.80%, 1/15/26....................................         7        6,897
  5.15%, 5/15/46...................................         5        4,757
Mosaic Co. (The)
 5.625%, 11/15/43..................................        10        9,585
Rio Tinto Finance USA PLC
 2.25%, 12/14/18...................................        30       29,252
Vale Overseas Ltd.
 6.875%, 11/21/36..................................         5        3,495
                                                                ----------
                                                                   106,295
                                                                ----------
CAPITAL GOODS -- 0.4%
BAE Systems Holdings, Inc.
 3.80%, 10/07/24...................................        27       26,848
General Electric Capital Corp.
 4.65%, 10/17/21...................................        13       14,393
  Series G
  5.625%, 5/01/18..................................        15       16,359
General Electric Co.
  Series B
  4.10%, 12/15/22/(c)/.............................         7        6,983
Owens Corning
 6.50%, 12/01/16/(d)/..............................         2        2,058
Republic Services, Inc.
 5.50%, 9/15/19....................................        20       22,004
Yamana Gold, Inc.
 4.95%, 7/15/24....................................        32       27,135
                                                                ----------
                                                                   115,780
                                                                ----------

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                                  PRINCIPAL
                                                   AMOUNT
                                                    (000)   U.S. $ VALUE
------------------------------------------------------------------------
COMMUNICATIONS - MEDIA -- 1.4%
21st Century Fox America, Inc.
 3.00%, 9/15/22..................................     $  55     $ 54,198
  4.50%, 2/15/21.................................        25       26,901
  6.55%, 3/15/33.................................         5        5,698
CBS Corp.
 3.50%, 1/15/25..................................        10        9,533
  5.75%, 4/15/20.................................        30       33,299
Comcast Cable Communications Holdings, Inc.
 9.455%, 11/15/22................................        15       20,710
Cox Communications, Inc.
 2.95%, 6/30/23..................................        11        9,690
Discovery Communications LLC
 3.45%, 3/15/25..................................        14       12,674
McGraw Hill Financial, Inc.
 4.40%, 2/15/26..................................        26       26,602
RELX Capital, Inc.
 8.625%, 1/15/19.................................        27       31,490
TCI Communications, Inc.
 7.875%, 2/15/26.................................        25       33,787
Time Warner Cable, Inc.
 4.125%, 2/15/21.................................        30       30,632
  4.50%, 9/15/42.................................        10        7,848
Time Warner, Inc.
 3.55%, 6/01/24..................................        19       18,644
  4.00%, 1/15/22.................................         9        9,324
  4.70%, 1/15/21.................................        10       10,763
  7.625%, 4/15/31................................         6        7,424
Viacom, Inc.
 3.875%, 12/15/21................................        10        9,831
  3.875%, 4/01/24................................        16       14,993
  5.625%, 9/15/19................................         5        5,399
                                                                --------
                                                                 379,440
                                                                --------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.8%
American Tower Corp.
 5.05%, 9/01/20..................................        30       32,387
AT&T, Inc.
 3.40%, 5/15/25..................................        45       43,249
  4.45%, 5/15/21.................................        17       18,094
British Telecommunications PLC
 9.625%, 12/15/30................................        12       17,510
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
 3.80%, 3/15/22..................................         3        3,019
  4.45%, 4/01/24.................................        10       10,271
  4.60%, 2/15/21.................................        15       15,888
Telefonica Emisiones SAU
 5.462%, 2/16/21.................................        10       11,176
Verizon Communications, Inc.
 4.272%, 1/15/36.................................        23       20,764
  6.55%, 9/15/43.................................        30       35,616
                                                                --------
                                                                 207,974
                                                                --------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.2%
General Motors Financial Co., Inc.
 3.10%, 1/15/19..................................        25       24,964
  3.25%, 5/15/18.................................         2        2,010
  4.00%, 1/15/25.................................         5        4,744
  4.30%, 7/13/25.................................         5        4,848
                                                                --------
                                                                  36,566
                                                                --------

                                       PRINCIPAL
                                        AMOUNT
                                         (000)   U.S. $ VALUE
-------------------------------------------------------------
CONSUMER CYCLICAL - RETAILERS -- 0.3%
CVS Health Corp.
 3.875%, 7/20/25......................     $  25     $ 25,515
Kohl's Corp.
 4.25%, 7/17/25.......................        27       26,329
Macy's Retail Holdings, Inc.
 3.875%, 1/15/22......................        25       24,617
                                                     --------
                                                       76,461
                                                     --------
CONSUMER NON-CYCLICAL -- 1.3%
Actavis Funding SCS
 3.80%, 3/15/25.......................        26       25,867
  3.85%, 6/15/24......................         9        9,016
Agilent Technologies, Inc.
 5.00%, 7/15/20.......................         7        7,520
Ahold Finance USA LLC
 6.875%, 5/01/29......................        24       29,419
Altria Group, Inc.
 2.625%, 1/14/20......................        30       30,056
AstraZeneca PLC
 6.45%, 9/15/37.......................        10       12,646
Becton Dickinson and Co.
 3.734%, 12/15/24.....................        13       13,111
Biogen, Inc.
 4.05%, 9/15/25.......................        24       24,109
Bunge Ltd. Finance Corp.
 8.50%, 6/15/19.......................         1        1,157
Gilead Sciences, Inc.
 3.65%, 3/01/26.......................        23       23,195
Laboratory Corp. of America Holdings
 3.60%, 2/01/25.......................        10        9,649
Medtronic, Inc.
 3.50%, 3/15/25.......................        30       30,245
Mylan, Inc.
 2.60%, 6/24/18.......................        32       31,754
Reynolds American, Inc.
 3.25%, 11/01/22......................        16       15,820
  5.85%, 8/15/45......................        12       13,341
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24.......................        13       13,503
Tyson Foods, Inc.
 2.65%, 8/15/19.......................        10       10,006
  3.95%, 8/15/24......................        22       22,588
  4.50%, 6/15/22......................        30       31,931
                                                     --------
                                                      354,933
                                                     --------
ENERGY -- 1.4%
Diamond Offshore Drilling, Inc.
 4.875%, 11/01/43.....................        11        6,678
Encana Corp.
 3.90%, 11/15/21......................        10        8,254
Energy Transfer Partners LP
 6.125%, 2/15/17......................        10       10,215
  6.625%, 10/15/36....................         5        4,330
  6.70%, 7/01/18......................        15       15,773
EnLink Midstream Partners LP
 5.05%, 4/01/45.......................        21       13,022
Enterprise Products Operating LLC
 3.35%, 3/15/23.......................        20       18,085

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
ENERGY (CONTINUED)
  3.70%, 2/15/26..................................     $  27   $   24,219
  5.20%, 9/01/20..................................        20       20,976
Halliburton Co.
 5.00%, 11/15/45..................................        25       24,714
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19...................................         8        7,396
  3.95%, 9/01/22..................................        36       31,339
  4.15%, 3/01/22..................................        11        9,774
  6.85%, 2/15/20..................................         9        9,309
Marathon Petroleum Corp.
 5.125%, 3/01/21..................................        11       11,545
Noble Energy, Inc.
 3.90%, 11/15/24..................................        21       18,690
  8.25%, 3/01/19..................................        29       32,433
Phillips 66
 4.30%, 4/01/22...................................        21       21,605
Plains All American Pipeline LP/PAA Finance Corp.
 3.60%, 11/01/24..................................        28       22,463
TransCanada PipeLines Ltd.
 6.35%, 5/15/67...................................        28       21,140
Valero Energy Corp.
 6.125%, 2/01/20..................................        17       18,747
Williams Partners LP
 3.90%, 1/15/25...................................         6        4,509
  4.125%, 11/15/20................................        16       14,284
                                                               ----------
                                                                  369,500
                                                               ----------
TECHNOLOGY -- 0.4%
Hewlett Packard Enterprise Co.
 4.90%, 10/15/25..................................        25       24,515
HP Enterprise Services LLC
 7.45%, 10/15/29..................................         5        5,799
HP, Inc.
 3.75%, 12/01/20..................................         3        2,977
Intel Corp.
 4.80%, 10/01/41..................................        15       15,637
KLA-Tencor Corp.
 4.65%, 11/01/24..................................        22       22,135
Motorola Solutions, Inc.
 3.50%, 3/01/23...................................        14       12,281
Seagate HDD Cayman
 4.75%, 1/01/25...................................        12        9,993
Total System Services, Inc.
 2.375%, 6/01/18..................................        14       13,855
  3.75%, 6/01/23..................................         8        7,762
                                                               ----------
                                                                  114,954
                                                               ----------
                                                                1,761,903
                                                               ----------
FINANCIAL INSTITUTIONS -- 3.7%

BANKING -- 2.5%
Bank of America Corp.
 3.30%, 1/11/23...................................        38       37,404
  3.875%, 8/01/25.................................        40       40,605
  4.20%, 8/26/24..................................        17       16,867
  5.00%, 5/13/21..................................        10       10,926
  Series L
  5.65%, 5/01/18..................................        50       53,765

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
BANKING (CONTINUED)
Capital One Financial Corp.
 4.75%, 7/15/21...............................     $  25     $ 27,079
Compass Bank
 5.50%, 4/01/20...............................        35       37,286
Fifth Third Bancorp
 3.50%, 3/15/22...............................        12       12,161
Goldman Sachs Group, Inc. (The)
 3.85%, 7/08/24...............................        10       10,205
  5.75%, 1/24/22..............................        55       62,547
  Series D
  6.00%, 6/15/20..............................        15       16,952
  Series G
  7.50%, 2/15/19..............................        35       40,049
HSBC Holdings PLC
 4.00%, 3/30/22...............................        30       31,493
  5.10%, 4/05/21..............................        20       22,235
JPMorgan Chase & Co.
 3.625%, 5/13/24..............................        32       32,474
  4.40%, 7/22/20..............................        20       21,348
  4.50%, 1/24/22..............................        20       21,572
Lloyds Bank PLC
 4.20%, 3/28/17...............................        30       30,922
Morgan Stanley
 3.75%, 2/25/23...............................        20       20,485
  4.75%, 3/22/17..............................        40       41,433
  Series G
  5.50%, 7/28/21..............................        38       42,574
Murray Street Investment Trust I
 4.647%, 3/09/17..............................         3        3,091
PNC Funding Corp.
 5.125%, 2/08/20..............................        15       16,496
State Street Corp.
 3.70%, 11/20/23..............................        15       15,608
                                                             --------
                                                              665,577
                                                             --------
BROKERAGE -- 0.1%
Nomura Holdings, Inc.
 2.00%, 9/13/16...............................        33       33,132
                                                             --------

INSURANCE -- 1.0%
Allied World Assurance Co. Holdings Ltd.
 7.50%, 8/01/16...............................        13       13,431
American International Group, Inc.
 4.875%, 6/01/22..............................        45       48,597
Anthem, Inc.
 3.30%, 1/15/23...............................        11       10,690
Guardian Life Insurance Co. of America (The)
 7.375%, 9/30/39..............................        10       12,741
Hartford Financial Services Group, Inc. (The)
 5.125%, 4/15/22..............................        15       16,473
  6.10%, 10/01/41.............................        18       20,893
Lincoln National Corp.
 8.75%, 7/01/19...............................         9       10,809
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39..............................        10       14,521
MetLife, Inc.
 7.717%, 2/15/19..............................        22       25,560
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39..............................        25       36,286

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                       PRINCIPAL
                                        AMOUNT
                                         (000)   U.S. $ VALUE
-------------------------------------------------------------
INSURANCE (CONTINUED)
Prudential Financial, Inc.
 4.50%, 11/15/20......................    $   19   $   20,391
  5.625%, 6/15/43.....................        15       15,338
XLIT Ltd.
 6.25%, 5/15/27.......................        19       21,857
                                                   ----------
                                                      267,587
                                                   ----------
REITS -- 0.1%
Host Hotels & Resorts LP
 Series D
 3.75%, 10/15/23......................         3        2,893
Welltower, Inc.
 5.25%, 1/15/22.......................        30       32,448
                                                   ----------
                                                       35,341
                                                   ----------
                                                    1,001,637
                                                   ----------
UTILITY -- 0.6%

ELECTRIC -- 0.3%
Berkshire Hathaway Energy Co.
 6.125%, 4/01/36......................        25       29,154
Constellation Energy Group, Inc.
 5.15%, 12/01/20......................         6        6,514
Exelon Corp.
 5.10%, 6/15/45.......................        10       10,073
Exelon Generation Co. LLC
 4.25%, 6/15/22.......................        13       13,171
Pacific Gas & Electric Co.
 4.50%, 12/15/41......................        10        9,967
TECO Finance, Inc.
 4.00%, 3/15/16.......................        10       10,048
  5.15%, 3/15/20......................        10       10,738
                                                   ----------
                                                       89,665
                                                   ----------
NATURAL GAS -- 0.3%
Engie SA
 1.625%, 10/10/17.....................        11       10,941
NiSource Finance Corp.
 6.80%, 1/15/19.......................        30       33,655
Sempra Energy
 4.05%, 12/01/23......................        35       36,053
                                                   ----------
                                                       80,649
                                                   ----------
                                                      170,314
                                                   ----------
Total Corporates -- Investment Grade..              2,933,854
                                                   ----------
MORTGAGE PASS-THROUGHS -- 8.8%

AGENCY FIXED RATE 30-YEAR -- 8.0%
Federal Home Loan Mortgage Corp. Gold
  4.00%, 1/01/45......................       113      120,326
  Series 2007
  5.50%, 7/01/35......................        10       10,712
Federal National Mortgage Association
  3.00%, 2/01/45-8/01/45..............       127      126,659
  3.50%, 12/01/41-10/01/45............       535      555,297
  4.00%, 9/01/43-8/01/45..............       525      558,828
  4.50%, 1/25/46, TBA.................       319      344,480
  5.50%, 1/01/35......................        18       20,260
  Series 2003
  5.50%, 4/01/33-7/01/33..............        36       41,028

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
AGENCY FIXED RATE 30-YEAR (CONTINUED)
  Series 2004
  5.50%, 4/01/34-11/01/34.....................    $   24   $   27,083
Government National Mortgage Association
  3.00%, 12/20/45.............................        71       72,059
  3.50%, 2/01/46, TBA.........................       174      180,960
  4.50%, 7/20/45..............................        95      102,349
                                                           ----------
                                                            2,160,041
                                                           ----------
AGENCY FIXED RATE 15-YEAR -- 0.8%
Federal National Mortgage Association
  2.50%, 1/01/31, TBA.........................        82       82,648
  3.50%, 11/01/25.............................       115      120,656
                                                           ----------
                                                              203,304
                                                           ----------
Total Mortgage Pass-Throughs..................              2,363,345
                                                           ----------

AGENCIES -- 1.8%

AGENCY DEBENTURES -- 1.8%
Federal National Mortgage Association
  6.25%, 5/15/29..............................        70       94,904
  6.625%, 11/15/30............................       145      205,340
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20.........................       210      191,819
                                                           ----------
Total Agencies................................                492,063
                                                           ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.4%

NON-AGENCY FIXED RATE CMBS -- 1.3%
Banc of America Commercial Mortgage Trust
 Series 2007-4, Class A1A
 5.774%, 2/10/51..............................        48       49,761
Citigroup Commercial Mortgage Trust
 Series 2006-C4, Class A1A
 5.811%, 3/15/49..............................         7        6,628
Commercial Mortgage Pass Through Certificates
  Series 2013-CR6, Class A2
  2.122%, 3/10/46.............................        65       64,974
Commercial Mortgage Trust
  Series 2007-GG9, Class A4
  5.444%, 3/10/39.............................        25       25,451
JPMorgan Chase Commercial Mortgage
 Securities Trust
 Series 2007-LDPX, Class A1A
 5.439%, 1/15/49..............................        65       66,948
Merrill Lynch Mortgage Trust
 Series 2006-C2, Class A1A
 5.739%, 8/12/43..............................        13       13,203
ML-CFC Commercial Mortgage Trust
 Series 2006-4,
 Class A1A 5.166%, 12/12/49...................        27       28,010
UBS-Barclays Commercial Mortgage Trust
 Series 2012-C3, Class A4
 3.091%, 8/10/49..............................        17       16,906
  Series 2012-C4, Class A5
  2.85%, 12/10/45.............................        30       29,437
WFRBS Commercial Mortgage Trust
 Series 2013-C14, Class A5
 3.337%, 6/15/46..............................        33       33,039
                                                           ----------
                                                              334,357
                                                           ----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)   U.S. $ VALUE
---------------------------------------------------------------------------
AGENCY CMBS -- 0.1%
Federal Home Loan Mortgage Corp. Multifamily
 Structured Pass Through Certificates
 Series K010, Class A1
 3.32%, 7/25/20.....................................    $   32     $ 32,774
                                                                   --------
Total Commercial Mortgage-Backed Securities.........                367,131
                                                                   --------

INFLATION-LINKED SECURITIES -- 0.9%

UNITED STATES -- 0.9%
U.S. Treasury Inflation Index
 0.125%, 4/15/19 (TIPS).............................       240      241,670
                                                                   --------

ASSET-BACKED SECURITIES -- 0.6%

AUTOS - FIXED RATE -- 0.4%
Avis Budget Rental Car Funding AESOP LLC
 Series 2014-1A, Class A
 2.46%, 7/20/20.....................................       100      100,317
                                                                   --------
AUTOS - FLOATING RATE -- 0.1%
GE Dealer Floorplan Master Note Trust
 Series 2014-1, Class A
 0.782%, 7/20/19/(d)/...............................        32       31,955
                                                                   --------

HOME EQUITY LOANS - FIXED RATE -- 0.1%
Credit-Based Asset Servicing and Securitization LLC
 Series 2003-CB1, Class AF
 3.95%, 1/25/33.....................................        15       14,784
                                                                   --------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates Trust
 Series 2003-WF1, Class A2
 1.547%, 12/25/32/(d)/..............................         9        8,910
Residential Asset Securities Corp. Trust
 Series 2003-KS3, Class A2
 1.022%, 5/25/33/(d)/...............................         2        1,454
                                                                   --------
                                                                     10,364
                                                                   --------
Total Asset-Backed Securities.......................                157,420
                                                                   --------

GOVERNMENTS - SOVEREIGN AGENCIES -- 0.2%

BRAZIL -- 0.1%
Petrobras Global Finance BV
 5.75%, 1/20/20.....................................        28       21,980
                                                                   --------

COLOMBIA -- 0.0%
Ecopetrol SA
 5.875%, 5/28/45....................................         9        6,390
                                                                   --------

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
 5.125%, 2/01/17....................................        20       20,868
                                                                   --------
Total Governments -- Sovereign Agencies.............                 49,238
                                                                   --------

CORPORATES - NON-INVESTMENT GRADE -- 0.1%(B)

INDUSTRIAL -- 0.1%

BASIC -- 0.0%
Teck Resources Ltd.
 4.50%, 1/15/21.....................................        25       12,750
                                                                   --------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------
ENERGY -- 0.1%
ONEOK, Inc.
 4.25%, 2/01/22..........................    $   20  $    14,400
Transocean, Inc.
 6.50%, 11/15/20.........................        15       10,350
                                                     -----------
                                                          24,750
                                                     -----------
Total Corporates -- Non-Investment Grade.                 37,500
                                                     -----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
State of California
 Series 2010
 7.625%, 3/01/40.........................        25       36,407
                                                     -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JPMorgan Alternative Loan Trust
 Series 2006-A3, Class 2A1
 2.815%, 7/25/36.........................        43       35,860
                                                     -----------

QUASI-SOVEREIGNS -- 0.1%

MEXICO -- 0.1%
Petroleos Mexicanos
 3.50%, 1/30/23..........................        40       34,900
                                                     -----------
GOVERNMENTS - SOVEREIGN BONDS -- 0.0%

MEXICO -- 0.0%
Mexico Government International Bond
 Series E
 5.95%, 3/19/19..........................         6        6,660
                                                     -----------
Total Long-Term Debt Securities
 (amortized cost $10,302,025)............             10,373,405
                                                     -----------

                                           SHARES
-----------------------------------------------------------------
RIGHTS -- 0.0%

ENERGY -- 0.0%

OIL, GAS & CONSUMABLE FUELS -- 0.0%
Repsol SA, expiring 1/05/16/(a)/
 (cost $1,772)...........................     1,770          883
                                                     -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%

GOVERNMENTS - TREASURIES -- 2.0%
U.S. Treasury Notes, 0.31%/d)/
 (amortized cost $540,018)...............    $  540      540,018
                                                     -----------

TOTAL INVESTMENTS -- 100.2%
  (cost/amortized cost $25,457,256)......             26,974,941
Other assets less liabilities -- (0.2)%..                (63,182)
                                                     -----------

NET ASSETS -- 100.0%                                 $26,911,759
                                                     ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)Floating Rate Security. Stated interest rate was in effect at December 31, 2015.

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2015


Glossary:
CFC -- Customer Facility Charge
CMBS -- Commercial Mortgage-Backed Securities
REG -- Registered Shares
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.


                                    FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2015

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        73.3%           United States
                         6.2%           Japan
                         4.1%           United Kingdom
                         2.3%           France
                         2.1%           Switzerland
                         2.1%           Germany
                         1.4%           Australia
                         1.2%           Canada
                         1.2%           Netherlands
                         0.9%           Italy
                         0.8%           Denmark
                         0.7%           Spain
                         0.7%           Sweden
                         0.6%           Belgium
                         2.4%           Other
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2015. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.5% or less in the following countries:
  Austria, Bermuda, Brazil, Colombia, Finland, Hong Kong, Ireland, Israel, Mexico, New Zealand, Norway and Portugal.

The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $51,075,617)......... $82,017,887
Cash.........................................................     468,238
Interest and dividends receivable............................      81,464
Fees receivable from Contractowners..........................      14,131
                                                              -----------
   Total assets..............................................  82,581,720
                                                              -----------

LIABILITIES:
Due to AXA Equitable's General Account.......................       7,366
Accrued custody and bank fees................................       8,858
Administrative fees payable..................................         766
Asset management fee payable.................................      25,706
Accrued expenses.............................................      65,650
Variation margin due to broker...............................       2,880
                                                              -----------
   Total liabilities.........................................     111,226
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $82,470,494
                                                              ===========
Amount retained by AXA Equitable in Separate Account No. 4... $ 5,242,960
Net assets attributable to contractowners....................  40,149,073
Net assets allocated to contracts in payout period...........  37,078,461
                                                              -----------
NET ASSETS................................................... $82,470,494
                                                              ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       2,516       $17,164.79
RIA...........       1,891         1,586.06
MRP...........      56,626           615.04
EPP...........         845         1,645.69

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $137)................................ $ 1,436,537
                                                                                    -----------
   Total investment income.........................................................   1,436,537
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (122,972)
  Custody and bank fees............................................................      (8,050)
  Other operating expenses.........................................................     (66,917)
                                                                                    -----------
   Total expenses..................................................................    (197,939)
                                                                                    -----------

NET INVESTMENT INCOME..............................................................   1,238,598
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain from investments...............................................  11,232,955
  Net realized loss on futures contracts...........................................     (36,841)
  Change in unrealized depreciation of investments.................................  (7,465,306)
  Change in unrealized depreciation on futures contracts...........................      (9,337)
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS..............   3,721,471
                                                                                    -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.............................. $ 4,960,069
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED        YEAR ENDED
                                                                                             DECEMBER 31, 2015 DECEMBER 31, 2014
                                                                                             ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.....................................................................   $  1,238,598      $  1,259,822
  Net realized gain on investments and futures contracts....................................     11,196,114         7,695,542
  Net change in unrealized appreciation (depreciation) of investments and futures contracts.     (7,474,643)        1,679,002
                                                                                               ------------      ------------
   Net increase in net assets attributable to operations....................................      4,960,069        10,634,366
                                                                                               ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.............................................................................      3,591,850         4,896,954
  Withdrawals...............................................................................    (12,757,209)      (10,673,660)
  Asset management fees (Note 6)............................................................        (63,578)          (62,039)
  Administrative fees (Note 6)..............................................................       (342,602)         (376,762)
                                                                                               ------------      ------------
   Net decrease in net assets attributable to contractowner transactions....................     (9,571,539)       (6,215,507)
                                                                                               ------------      ------------
   Net increase (decrease) in net assets attributable to AXA Equitable's transactions*......     (4,498,097)            2,263
                                                                                               ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...........................................................     (9,109,567)        4,421,122
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.........     91,580,061        87,158,939
                                                                                               ------------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD...............   $ 82,470,494      $ 91,580,061
                                                                                               ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Excludes $5,192,000 of surplus transfers from contractowners to AXA Equitable retention account.

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

COMPANY                                                SHARES U.S. $ VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 99.5%

INFORMATION TECHNOLOGY -- 27.8%

COMMUNICATIONS EQUIPMENT -- 0.5%
Arista Networks, Inc./(a)/............................    190   $   14,790
ARRIS Group, Inc./(a)/................................    150        4,586
CommScope Holding Co., Inc./(a)/......................    266        6,887
F5 Networks, Inc./(a)/................................    600       58,176
Harris Corp...........................................    180       15,642
Juniper Networks, Inc.................................    530       14,628
Motorola Solutions, Inc...............................  1,370       93,776
Palo Alto Networks, Inc./(a)/.........................    610      107,445
QUALCOMM, Inc.........................................  1,840       91,972
                                                                ----------
                                                                   407,902
                                                                ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Amphenol Corp. -- Class A.............................  2,310      120,651
CDW Corp./DE..........................................    941       39,560
Cognex Corp...........................................    600       20,262
FLIR Systems, Inc.....................................    680       19,088
Ingram Micro, Inc. -- Class A.........................     50        1,519
IPG Photonics Corp./(a)/..............................    260       23,182
Jabil Circuit, Inc....................................    250        5,822
Keysight Technologies, Inc./(a)/......................  1,050       29,746
National Instruments Corp.............................    100        2,869
Trimble Navigation Ltd./(a)/..........................     80        1,716
Zebra Technologies Corp. -- Class A/(a)/..............    420       29,253
                                                                ----------
                                                                   293,668
                                                                ----------
INTERNET SOFTWARE & SERVICES -- 7.5%
Akamai Technologies, Inc./(a)/........................  1,370       72,103
Alphabet, Inc. -- Class A/(a)/........................  2,280    1,773,863
Alphabet, Inc. -- Class C/(a)/........................  2,371    1,799,304
CoStar Group, Inc./(a)/...............................    300       62,007
eBay, Inc./(a)/.......................................  9,380      257,762
Facebook, Inc. -- Class A/(a)/........................ 16,750    1,753,055
GoDaddy, Inc. -- Class A/(a)/.........................    150        4,809
IAC/InterActiveCorp...................................    490       29,425
LinkedIn Corp. -- Class A/(a)/........................    920      207,074
Pandora Media, Inc./(a)/..............................  1,624       21,778
Rackspace Hosting, Inc./(a)/..........................    880       22,282
Twitter, Inc./(a)/....................................  4,343      100,497
VeriSign, Inc./(a)/...................................    740       64,646
Yelp, Inc./(a)/.......................................    500       14,400
Zillow Group, Inc. -- Class A/ (a)/...................    200        5,208
Zillow Group, Inc. -- Class C/ (a)/...................    400        9,392
                                                                ----------
                                                                 6,197,605
                                                                ----------
IT SERVICES -- 6.1%
Accenture PLC -- Class A..............................  4,860      507,870
Alliance Data Systems Corp./(a)/......................    530      146,582
Automatic Data Processing, Inc........................  2,920      247,382
Black Knight Financial Services, Inc. -- Class A/(a)/.    100        3,306
Booz Allen Hamilton Holding Corp......................    650       20,053
Broadridge Financial Solutions, Inc...................    880       47,282
Cognizant Technology Solutions Corp. -- Class A/(a)/..  4,720      283,294
CoreLogic, Inc./United States/(a)/....................    300       10,158
DST Systems, Inc......................................    250       28,515
Fidelity National Information Services, Inc...........    880       53,328
First Data Corp. -- Class A/(a)/......................  1,087       17,414
Fiserv, Inc./(a)/.....................................  1,870      171,030
FleetCor Technologies, Inc./(a)/......................    744      106,340

COMPANY                                  SHARES  U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Gartner, Inc./(a)/......................    600    $   54,420
Genpact Ltd./(a)/.......................  1,180        29,476
Global Payments, Inc....................    960        61,930
International Business Machines Corp....  3,965       545,663
Jack Henry & Associates, Inc............    650        50,739
Leidos Holdings, Inc....................     50         2,813
MasterCard, Inc. -- Class A.............  7,750       754,540
Paychex, Inc............................  2,130       112,656
PayPal Holdings, Inc./(a)/..............  9,380       339,556
Sabre Corp..............................    800        22,376
Square, Inc. -- Class A/(a)/............    188         2,461
Teradata Corp./(a)/.....................    750        19,815
Total System Services, Inc..............  1,250        62,250
Vantiv, Inc. -- Class A/(a)/............  1,080        51,214
VeriFone Systems, Inc./(a)/.............    800        22,416
Visa, Inc. -- Class A................... 15,210     1,179,536
Western Union Co. (The) -- Class W......  3,940        70,565
WEX, Inc./(a)/..........................    300        26,520
                                                   ----------
                                                    5,051,500
                                                   ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
Analog Devices, Inc.....................  2,150       118,938
Applied Materials, Inc..................  5,600       104,552
Atmel Corp..............................  3,200        27,552
Avago Technologies Ltd..................  2,000       290,300
Broadcom Corp. -- Class A...............    300        17,346
Intel Corp..............................  2,500        86,125
KLA-Tencor Corp.........................  1,200        83,220
Lam Research Corp.......................    900        71,478
Linear Technology Corp..................  1,850        78,569
Maxim Integrated Products, Inc..........    700        26,600
Microchip Technology, Inc...............  1,600        74,464
Micron Technology, Inc./(a)/............    600         8,496
NXP Semiconductors NV/(a)/..............      1            57
ON Semiconductor Corp./(a)/.............  3,050        29,890
Qorvo, Inc./(a)/........................  1,100        55,990
Skyworks Solutions, Inc.................  1,450       111,403
SunEdison, Inc./(a)/....................  1,850         9,417
SunPower Corp./(a)/.....................     50         1,501
Texas Instruments, Inc..................  8,050       441,220
Xilinx, Inc.............................    450        21,137
                                                   ----------
                                                    1,658,255
                                                   ----------
SOFTWARE -- 5.6%
Adobe Systems, Inc./(a)/................  3,840       360,730
ANSYS, Inc./(a)/........................    130        12,025
Autodesk, Inc./(a)/.....................  1,270        77,381
Cadence Design Systems, Inc./(a)/.......  2,270        47,239
CDK Global, Inc.........................  1,190        56,489
Citrix Systems, Inc./(a)/...............  1,220        92,293
Electronic Arts, Inc./(a)/..............  2,400       164,928
FireEye, Inc./(a)/......................  1,017        21,093
Fortinet, Inc./(a)/.....................  1,030        32,105
Intuit, Inc.............................  2,170       209,405
King Digital Entertainment PLC..........    550         9,834
Microsoft Corp./(b)/.................... 35,570     1,973,424
NetSuite, Inc./(a)/.....................    330        27,925
Oracle Corp............................. 14,735       538,270
PTC, Inc./(a)/..........................    800        27,704
Red Hat, Inc./(a)/......................  1,410       116,762

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
salesforce.com, Inc./(a)/....................  5,110  $   400,624
ServiceNow, Inc./(a)/........................  1,157      100,150
SolarWinds, Inc./(a)/........................    410       24,149
Solera Holdings, Inc.........................    440       24,125
Splunk, Inc./(a)/............................    930       54,693
SS&C Technologies Holdings, Inc..............    500       34,135
Synopsys, Inc./(a)/..........................     50        2,280
Tableau Software, Inc. -- Class A/(a)/.......    400       37,688
Ultimate Software Group, Inc. (The)/(a)/.....    250       48,877
VMware, Inc. -- Class A/(a)/.................    560       31,679
Workday, Inc. -- Class A/(a)/................    760       60,557
                                                      -----------
                                                        4,586,564
                                                      -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 5.8%
3D Systems Corp./(a)/........................    300        2,607
Apple, Inc................................... 44,690    4,704,069
EMC Corp./MA.................................  1,180       30,302
NetApp, Inc..................................    620       16,449
                                                      -----------
                                                        4,753,427
                                                      -----------
Total Information Technology.................          22,948,921
                                                      -----------
CONSUMER DISCRETIONARY -- 21.3%

AUTO COMPONENTS -- 0.5%
BorgWarner, Inc..............................  1,750       75,652
Delphi Automotive PLC........................  2,200      188,606
Gentex Corp./MI..............................  1,100       17,611
Johnson Controls, Inc........................  1,050       41,465
Lear Corp....................................    500       61,415
Visteon Corp./(a)/...........................    350       40,075
                                                      -----------
                                                          424,824
                                                      -----------
AUTOMOBILES -- 0.3%
Harley-Davidson, Inc.........................    800       36,312
Tesla Motors, Inc./(a)/......................    820      196,808
Thor Industries, Inc.........................    350       19,653
                                                      -----------
                                                          252,773
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................  1,050       90,184
LKQ Corp./(a)/...............................  2,360       69,927
                                                      -----------
                                                          160,111
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc...............................  1,900       63,289
Service Corp. International/US...............  1,550       40,331
ServiceMaster Global Holdings, Inc./(a)/.....    741       29,077
                                                      -----------
                                                          132,697
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.4%
Aramark......................................  1,324       42,699
Brinker International, Inc...................    400       19,180
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    300      143,955
Choice Hotels International, Inc.............    250       12,603
Darden Restaurants, Inc......................    100        6,364
Domino's Pizza, Inc..........................    450       50,063
Dunkin' Brands Group, Inc....................    746       31,772
Extended Stay America, Inc...................    450        7,155
Hilton Worldwide Holdings, Inc...............  3,974       85,044
International Game Technology PLC............    400        6,472
Las Vegas Sands Corp.........................  2,800      122,752

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Marriott International, Inc./MD -- Class A...........  1,628   $  109,141
McDonald's Corp......................................  7,400      874,236
MGM Resorts International/(a)/.......................    150        3,408
Norwegian Cruise Line Holdings Ltd./(a)/.............    890       52,154
Panera Bread Co. -- Class A/(a)/.....................    200       38,956
Six Flags Entertainment Corp.........................    480       26,371
Starbucks Corp....................................... 11,550      693,346
Starwood Hotels & Resorts Worldwide, Inc.............  1,300       90,064
Wyndham Worldwide Corp...............................    900       65,385
Wynn Resorts Ltd.....................................    500       34,595
Yum! Brands, Inc.....................................  3,350      244,717
                                                               ----------
                                                                2,760,432
                                                               ----------
HOUSEHOLD DURABLES -- 0.6%
DR Horton, Inc.......................................  1,000       32,030
GoPro, Inc. -- Class A/(a)/..........................    616       11,094
Harman International Industries, Inc.................    500       47,105
Jarden Corp./(a)/....................................  1,625       92,820
Leggett & Platt, Inc.................................  1,000       42,020
Lennar Corp. -- Class A..............................    450       22,010
Lennar Corp. -- Class B..............................     50        2,009
Mohawk Industries, Inc./(a)/.........................    350       66,286
Newell Rubbermaid, Inc...............................  1,000       44,080
NVR, Inc./(a)/.......................................     50       82,150
Tempur Sealy International, Inc./(a)/................    400       28,184
Toll Brothers, Inc./(a)/.............................    400       13,320
TopBuild Corp./(a)/..................................    272        8,369
Tupperware Brands Corp...............................    350       19,478
Whirlpool Corp.......................................     50        7,344
                                                               ----------
                                                                  518,299
                                                               ----------
INTERNET & CATALOG RETAIL -- 4.0%
Amazon.com, Inc./(a)/................................  3,040    2,054,706
Expedia, Inc.........................................    851      105,805
Groupon, Inc./(a)/...................................  3,840       11,789
Liberty Interactive Corp. QVC Group -- Class A/(a)/..  1,690       46,171
Liberty Ventures -- Series A/(a)/....................  1,035       46,689
Netflix, Inc./(a)/...................................  3,293      376,653
Priceline Group, Inc. (The)/(a)/.....................    433      552,053
TripAdvisor, Inc./(a)/...............................    820       69,905
                                                               ----------
                                                                3,263,771
                                                               ----------
LEISURE PRODUCTS -- 0.1%
Brunswick Corp./DE...................................    450       22,729
Hasbro, Inc..........................................    650       43,784
Polaris Industries, Inc..............................    550       47,272
Vista Outdoor, Inc./(a)/.............................     50        2,226
                                                               ----------
                                                                  116,011
                                                               ----------
MEDIA -- 5.2%
AMC Networks, Inc. -- Class A/(a)/...................    400       29,872
Cablevision Systems Corp. -- Class A.................    200        6,380
CBS Corp. -- Class B.................................  3,750      176,737
Charter Communications, Inc. -- Class A/(a)/.........    650      119,015
Cinemark Holdings, Inc...............................    850       28,415
Clear Channel Outdoor Holdings, Inc. -- Class A/(a)/.    100          559
Comcast Corp. -- Class A............................. 17,500      987,525
Discovery Communications, Inc. -- Class A/(a)/.......  1,050       28,014
Discovery Communications, Inc. -- Class C/(a)/.......  1,850       46,657
DISH Network Corp. -- Class A/(a)/...................  1,100       62,898
Interpublic Group of Cos., Inc. (The)................  3,200       74,496

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
MEDIA (CONTINUED)
Lions Gate Entertainment Corp...................    650   $   21,054
Live Nation Entertainment, Inc./(a)/............  1,100       27,027
Madison Square Garden Co. (The) -- Class A/(a)/.    166       26,859
Morningstar, Inc................................    150       12,062
MSG Networks, Inc./(a)/.........................    400        8,320
Omnicom Group, Inc..............................  1,900      143,754
Regal Entertainment Group -- Class A............    550       10,379
Scripps Networks Interactive, Inc. -- Class A...    650       35,886
Sirius XM Holdings, Inc./(a)/................... 17,800       72,446
Starz -- Class A/(a)/...........................    600       20,100
Time Warner Cable, Inc. -- Class A..............  2,250      417,577
Time Warner, Inc................................  3,300      213,411
Twenty-First Century Fox, Inc. -- Class A.......  6,210      168,664
Twenty-First Century Fox, Inc. -- Class B.......  2,450       66,713
Viacom, Inc. -- Class A.........................     50        2,200
Viacom, Inc. -- Class B.........................  2,625      108,045
Walt Disney Co. (The)........................... 13,200    1,387,056
                                                          ----------
                                                           4,302,121
                                                          ----------
MULTILINE RETAIL -- 0.6%
Dillard's, Inc. -- Class A......................     30        1,971
Dollar General Corp.............................  2,370      170,332
Dollar Tree, Inc./(a)/..........................  1,806      139,459
Macy's, Inc.....................................  1,890       66,112
Nordstrom, Inc..................................  1,050       52,301
Sears Holdings Corp./(a)/.......................     20          411
Target Corp.....................................    428       31,077
                                                          ----------
                                                             461,663
                                                          ----------
SPECIALTY RETAIL -- 4.7%
Aaron's, Inc....................................     45        1,008
Advance Auto Parts, Inc.........................    610       91,811
AutoNation, Inc./(a)/...........................    480       28,637
AutoZone, Inc./(a)/.............................    290      215,154
Bed Bath & Beyond, Inc./(a)/....................  1,310       63,207
Cabela's, Inc./(a)/.............................     50        2,337
CarMax, Inc./(a)/...............................  1,600       86,352
CST Brands, Inc.................................    420       16,439
Dick's Sporting Goods, Inc......................    490       17,321
DSW, Inc. -- Class A............................     50        1,193
Foot Locker, Inc................................    880       57,279
Gap, Inc. (The).................................  1,820       44,954
GNC Holdings, Inc. -- Class A...................    600       18,612
Home Depot, Inc. (The).......................... 10,120    1,338,370
L Brands, Inc...................................  1,930      184,933
Lowe's Cos., Inc................................  7,314      556,157
Michaels Cos., Inc. (The)/(a)/..................    394        8,711
Murphy USA, Inc./(a)/...........................     20        1,215
O'Reilly Automotive, Inc./(a)/..................    830      210,339
Office Depot, Inc./(a)/.........................    750        4,230
Penske Automotive Group, Inc....................     90        3,811
Ross Stores, Inc................................  3,190      171,654
Sally Beauty Holdings, Inc./(a)/................  1,180       32,910
Signet Jewelers Ltd.............................    660       81,635
Tiffany & Co....................................    680       51,877
TJX Cos., Inc. (The)............................  5,220      370,150
Tractor Supply Co...............................  1,000       85,500
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.....    540       99,900
Urban Outfitters, Inc./(a)/.....................    640       14,560
Williams-Sonoma, Inc............................    630       36,798
                                                          ----------
                                                           3,897,054
                                                          ----------

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
Carter's, Inc............................    350  $    31,160
Coach, Inc...............................    300        9,819
Fossil Group, Inc./(a)/..................    250        9,140
Hanesbrands, Inc.........................  3,100       91,233
Kate Spade & Co./(a)/....................    950       16,882
lululemon athletica, Inc./(a)/...........    800       41,976
Michael Kors Holdings Ltd./(a)/..........  1,500       60,090
NIKE, Inc. -- Class B.................... 10,600      662,500
Ralph Lauren Corp........................     50        5,574
Skechers U.S.A., Inc. -- Class A/(a)/....    950       28,700
Under Armour, Inc. -- Class A/(a)/.......  1,350      108,823
VF Corp..................................  2,600      161,850
                                                  -----------
                                                    1,227,747
                                                  -----------
Total Consumer Discretionary.............          17,517,503
                                                  -----------
HEALTH CARE -- 17.0%

BIOTECHNOLOGY -- 7.1%
AbbVie, Inc.............................. 12,809      758,805
Agios Pharmaceuticals, Inc./(a)/.........    200       12,984
Alexion Pharmaceuticals, Inc./(a)/.......  1,700      324,275
Alkermes PLC/(a)/........................    900       71,442
Alnylam Pharmaceuticals, Inc./(a)/.......    500       47,070
Amgen, Inc...............................  5,900      957,747
Baxalta, Inc.............................  2,600      101,478
Biogen, Inc./(a)/........................  1,749      535,806
BioMarin Pharmaceutical, Inc./(a)/.......  1,200      125,712
Bluebird Bio, Inc./(a)/..................    200       12,844
Celgene Corp./(a)/.......................  6,126      733,650
Gilead Sciences, Inc..................... 11,416    1,155,185
Incyte Corp./(a)/........................  1,200      130,140
Intercept Pharmaceuticals, Inc./(a)/.....    150       22,403
Intrexon Corp./(a)/......................    350       10,553
Ionis Pharmaceuticals, Inc./(a)/.........    850       52,640
Juno Therapeutics, Inc./(a)/.............     77        3,386
Medivation, Inc./(a)/....................  1,150       55,591
OPKO Health, Inc./(a)/...................  2,250       22,612
Puma Biotechnology, Inc./(a)/............    200       15,680
Regeneron Pharmaceuticals, Inc./(a)/.....    650      352,865
Seattle Genetics, Inc./(a)/..............    750       33,660
United Therapeutics Corp./(a)/...........    400       62,644
Vertex Pharmaceuticals, Inc./(a)/........  1,900      239,077
                                                  -----------
                                                    5,838,249
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.7%
Alere, Inc./(a)/.........................    350       13,682
Align Technology, Inc./(a)/..............    550       36,218
Baxter International, Inc................  2,600       99,190
Becton Dickinson and Co..................  1,650      254,248
Boston Scientific Corp./(a)/.............    750       13,830
Cooper Cos., Inc. (The)..................    300       40,260
CR Bard, Inc.............................    600      113,664
DENTSPLY International, Inc..............    200       12,170
DexCom, Inc./(a)/........................    550       45,045
Edwards Lifesciences Corp./(a)/..........  1,600      126,368
Hill-Rom Holdings, Inc...................    400       19,224
Hologic, Inc./(a)/.......................  1,900       73,511
IDEXX Laboratories, Inc./(a)/............    650       47,398
Intuitive Surgical, Inc./(a)/............    300      163,848
ResMed, Inc..............................  1,050       56,374
Sirona Dental Systems, Inc./(a)/.........    450       49,307

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
St Jude Medical, Inc................................  1,200   $   74,124
Stryker Corp........................................  1,300      120,822
Varian Medical Systems, Inc./(a)/...................    800       64,640
Zimmer Biomet Holdings, Inc.........................    100       10,259
                                                              ----------
                                                               1,434,182
                                                              ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.6%
Acadia Healthcare Co., Inc./(a)/....................    400       24,984
Aetna, Inc..........................................    700       75,684
AmerisourceBergen Corp. -- Class A..................  1,700      176,307
Anthem, Inc.........................................    450       62,748
Brookdale Senior Living, Inc./(a)/..................    300        5,538
Cardinal Health, Inc................................  2,350      209,784
Centene Corp./(a)/..................................    850       55,938
Cigna Corp..........................................  2,050      299,976
DaVita HealthCare Partners, Inc./(a)/...............    400       27,884
Envision Healthcare Holdings, Inc./(a)/.............  1,403       36,436
Express Scripts Holding Co./(a)/....................  4,370      381,982
HCA Holdings, Inc./(a)/.............................    200       13,526
Health Net, Inc./CA/(a)/............................    100        6,846
Henry Schein, Inc./(a)/.............................    700      110,733
Humana, Inc.........................................  1,050      187,435
Laboratory Corp. of America Holdings/(a)/...........    270       33,383
LifePoint Health, Inc./(a)/.........................     50        3,670
McKesson Corp.......................................  1,800      355,014
MEDNAX Inc/(a)/.....................................    350       25,081
Patterson Cos., Inc.................................    350       15,824
Premier, Inc. -- Class A/(a)/.......................    289       10,193
Tenet Healthcare Corp./(a)/.........................    712       21,574
UnitedHealth Group, Inc.............................  7,050      829,362
Universal Health Services, Inc. -- Class B..........    150       17,924
VCA, Inc./(a)/......................................    600       33,000
                                                              ----------
                                                               3,020,826
                                                              ----------
HEALTH CARE TECHNOLOGY -- 0.3%
Allscripts Healthcare Solutions, Inc./(a)/..........    350        5,383
athenahealth, Inc./(a)/.............................    350       56,340
Cerner Corp./(a)/...................................  2,250      135,382
IMS Health Holdings, Inc./(a)/......................  1,000       25,470
Inovalon Holdings, Inc. -- Class A/(a)/.............    164        2,788
Veeva Systems, Inc. -- Class A/(a)/.................    538       15,521
                                                              ----------
                                                                 240,884
                                                              ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
Bio-Techne Corp.....................................    150       13,500
Bruker Corp./(a)/...................................    800       19,416
Charles River Laboratories International, Inc./(a)/.    300       24,117
Illumina, Inc./(a)/.................................  1,100      211,139
Mettler-Toledo International, Inc./(a)/.............    250       84,783
PerkinElmer, Inc....................................    100        5,357
Quintiles Transnational Holdings, Inc./(a)/.........    500       34,330
Thermo Fisher Scientific, Inc.......................  1,100      156,035
VWR Corp./(a)/......................................     85        2,406
Waters Corp./(a)/...................................    600       80,748
                                                              ----------
                                                                 631,831
                                                              ----------
PHARMACEUTICALS -- 3.5%
Akorn, Inc./ (a)/...................................    600       22,386
Allergan PLC/(a)/...................................  1,372      428,750
Bristol-Myers Squibb Co............................. 12,950      890,831
Eli Lilly & Co......................................  7,550      636,163

COMPANY                                SHARES U.S. $ VALUE
----------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Endo International PLC/(a)/...........    600  $    36,732
Jazz Pharmaceuticals PLC/(a)/.........    500       70,280
Johnson & Johnson.....................  2,750      282,480
Mallinckrodt PLC/(a)/.................    343       25,598
Merck & Co., Inc......................  2,450      129,409
Mylan NV/(a)/.........................  2,747      148,530
Perrigo Co. PLC.......................    236       34,149
Zoetis, Inc...........................  3,780      181,138
                                               -----------
                                                 2,886,446
                                               -----------
Total Health Care.....................          14,052,418
                                               -----------
CONSUMER STAPLES -- 11.2%

BEVERAGES -- 3.8%
Brown-Forman Corp. -- Class A.........    200       22,022
Brown-Forman Corp. -- Class B.........    875       86,870
Coca-Cola Co. (The)................... 30,400    1,305,984
Coca-Cola Enterprises, Inc............  1,800       88,632
Constellation Brands, Inc. -- Class A.  1,250      178,050
Dr Pepper Snapple Group, Inc..........  1,500      139,800
Monster Beverage Corp./(a)/...........  1,150      171,304
PepsiCo, Inc.......................... 11,487    1,147,781
                                               -----------
                                                 3,140,443
                                               -----------
FOOD & STAPLES RETAILING -- 2.4%
Costco Wholesale Corp.................  3,450      557,175
CVS Health Corp.......................  8,100      791,937
Kroger Co. (The)......................  7,550      315,817
Rite Aid Corp./(a)/...................  4,500       35,280
Sprouts Farmers Market, Inc./(a)/.....  1,136       30,206
Sysco Corp............................  1,400       57,400
Walgreens Boots Alliance, Inc.........    950       80,897
Whole Foods Market, Inc...............  2,500       83,750
                                               -----------
                                                 1,952,462
                                               -----------
FOOD PRODUCTS -- 1.7%
Blue Buffalo Pet Products, Inc./(a)/..    160        2,994
Campbell Soup Co......................    700       36,785
ConAgra Foods, Inc....................    450       18,972
Flowers Foods, Inc....................  1,150       24,714
General Mills, Inc....................  4,600      265,236
Hain Celestial Group, Inc. (The)/(a)/.    750       30,292
Hershey Co. (The).....................  1,100       98,197
Hormel Foods Corp.....................  1,000       79,080
Ingredion, Inc........................     50        4,792
Kellogg Co............................  1,750      126,472
Keurig Green Mountain, Inc............    950       85,481
Kraft Heinz Co. (The).................  4,566      332,222
McCormick & Co., Inc./MD..............    950       81,282
Mead Johnson Nutrition Co. -- Class A.  1,550      122,372
Pilgrim's Pride Corp..................     50        1,105
Tyson Foods, Inc. -- Class A..........    100        5,333
WhiteWave Foods Co. (The)/(a)/........  1,298       50,505
                                               -----------
                                                 1,365,834
                                               -----------
HOUSEHOLD PRODUCTS -- 1.1%
Church & Dwight Co., Inc..............  1,000       84,880
Clorox Co. (The)......................    850      107,806
Colgate-Palmolive Co..................  6,150      409,713
Kimberly-Clark Corp...................  2,200      280,060
Spectrum Brands Holdings, Inc.........    200       20,360
                                               -----------
                                                   902,819
                                               -----------

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%
Coty, Inc. -- Class A.............................    554   $   14,199
Estee Lauder Cos., Inc. (The) -- Class A..........  1,650      145,299
Herbalife Ltd./(a)/...............................    400       21,448
Nu Skin Enterprises, Inc. -- Class A..............    100        3,789
                                                            ----------
                                                               184,735
                                                            ----------
TOBACCO -- 2.0%
Altria Group, Inc................................. 14,350      835,314
Philip Morris International, Inc..................  5,977      525,438
Reynolds American, Inc............................  6,394      295,083
                                                            ----------
                                                             1,655,835
                                                            ----------
Total Consumer Staples............................           9,202,128
                                                            ----------
INDUSTRIALS -- 10.7%

AEROSPACE & DEFENSE -- 2.9%
B/E Aerospace, Inc................................    750       31,778
Boeing Co. (The)..................................  5,390      779,340
General Dynamics Corp.............................    750      103,020
Hexcel Corp.......................................    650       30,193
Honeywell International, Inc......................  6,050      626,598
Huntington Ingalls Industries, Inc................    400       50,740
Lockheed Martin Corp..............................  1,500      325,725
Northrop Grumman Corp.............................    500       94,405
Precision Castparts Corp..........................    250       58,003
Rockwell Collins, Inc.............................  1,000       92,300
Spirit AeroSystems Holdings, Inc. -- Class A/(a)/.    950       47,567
Textron, Inc......................................    400       16,804
TransDigm Group, Inc./(a)/........................    450      102,802
United Technologies Corp..........................    650       62,445
                                                            ----------
                                                             2,421,720
                                                            ----------
AIR FREIGHT & LOGISTICS -- 1.0%
CH Robinson Worldwide, Inc........................  1,100       68,222
Expeditors International of Washington, Inc.......  1,450       65,395
FedEx Corp........................................    850      126,641
United Parcel Service, Inc. -- Class B............  5,400      519,642
                                                            ----------
                                                               779,900
                                                            ----------
AIRLINES -- 1.3%
Alaska Air Group, Inc.............................    950       76,484
American Airlines Group, Inc......................  5,304      224,624
Delta Air Lines, Inc..............................  6,300      319,347
JetBlue Airways Corp./(a)/........................    850       19,253
Southwest Airlines Co.............................  5,100      219,606
Spirit Airlines, Inc./(a)/........................    500       19,925
United Continental Holdings, Inc./(a)/............  2,927      167,717
                                                            ----------
                                                             1,046,956
                                                            ----------
BUILDING PRODUCTS -- 0.3%
Allegion PLC......................................    750       49,440
AO Smith Corp.....................................    600       45,966
Armstrong World Industries, Inc./(a)/.............    100        4,573
Fortune Brands Home & Security, Inc...............    350       19,425
Lennox International, Inc.........................    350       43,715
Masco Corp........................................  2,650       74,995
USG Corp./(a)/....................................    650       15,789
                                                            ----------
                                                               253,903
                                                            ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp.......................................    700       63,735
Clean Harbors, Inc./(a)/..........................    300       12,495

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Copart, Inc./(a)/..........................    900   $   34,209
Covanta Holding Corp.......................    800       12,392
KAR Auction Services, Inc..................    350       12,960
Pitney Bowes, Inc..........................    600       12,390
Rollins, Inc...............................    650       16,835
RR Donnelley & Sons Co.....................    800       11,776
Stericycle, Inc./(a)/......................    700       84,420
Tyco International PLC/(a)/................  2,800       89,292
Waste Management, Inc......................    200       10,674
                                                     ----------
                                                        361,178
                                                     ----------
CONSTRUCTION & ENGINEERING -- 0.0%
AECOM/(a)/.................................    150        4,505
Quanta Services, Inc./(a)/.................    300        6,075
                                                     ----------
                                                         10,580
                                                     ----------
ELECTRICAL EQUIPMENT -- 0.6%
Acuity Brands, Inc.........................    350       81,830
AMETEK, Inc................................  1,790       95,926
Babcock & Wilcox Enterprises, Inc./(a)/....     50        1,044
BWX Technologies, Inc......................    150        4,766
Emerson Electric Co........................  3,550      169,796
Hubbell, Inc...............................     50        5,052
Regal Beloit Corp..........................     50        2,926
Rockwell Automation, Inc...................  1,000      102,610
SolarCity Corp./(a)/.......................    450       22,959
                                                     ----------
                                                        486,909
                                                     ----------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co......................................  4,958      746,873
Carlisle Cos., Inc.........................    100        8,869
Danaher Corp...............................    930       86,378
Roper Technologies, Inc....................    350       66,427
                                                     ----------
                                                        908,547
                                                     ----------
MACHINERY -- 1.2%
Allison Transmission Holdings, Inc.........    700       18,123
Caterpillar, Inc...........................    750       50,970
Cummins, Inc...............................  1,000       88,010
Deere & Co.................................    400       30,508
Donaldson Co., Inc.........................    900       25,794
Flowserve Corp.............................    400       16,832
Graco, Inc.................................    450       32,431
IDEX Corp..................................    500       38,305
Illinois Tool Works, Inc...................  2,350      217,798
Ingersoll-Rand PLC.........................     50        2,765
Lincoln Electric Holdings, Inc.............    450       23,351
Middleby Corp. (The)/(a)/..................    400       43,148
Nordson Corp...............................    400       25,660
PACCAR, Inc................................  2,400      113,760
Parker-Hannifin Corp.......................    500       48,490
Snap-on, Inc...............................    500       85,715
Stanley Black & Decker, Inc................    100       10,673
Toro Co. (The).............................    450       32,881
Valmont Industries, Inc....................     50        5,301
WABCO Holdings, Inc./(a)/..................    450       46,017
Wabtec Corp./DE............................    700       49,784
                                                     ----------
                                                      1,006,316
                                                     ----------
PROFESSIONAL SERVICES -- 0.5%
Dun & Bradstreet Corp. (The)...............    100       10,393
Equifax, Inc...............................    900      100,233

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
PROFESSIONAL SERVICES (CONTINUED)
IHS, Inc. -- Class A/(a)/..........................    500   $   59,215
Nielsen Holdings PLC...............................  1,953       91,010
Robert Half International, Inc.....................  1,000       47,140
Towers Watson & Co. -- Class A.....................    100       12,846
TransUnion/(a)/....................................    160        4,411
Verisk Analytics, Inc. -- Class A/(a)/.............  1,307      100,482
                                                             ----------
                                                                425,730
                                                             ----------
ROAD & RAIL -- 0.9%
AMERCO.............................................     50       19,475
Avis Budget Group, Inc./(a)/.......................    750       27,217
CSX Corp...........................................  1,900       49,305
Genesee & Wyoming, Inc. -- Class A/(a)/............    150        8,054
Hertz Global Holdings, Inc./(a)/...................  3,100       44,113
JB Hunt Transport Services, Inc....................    650       47,684
Landstar System, Inc...............................    250       14,663
Old Dominion Freight Line, Inc./(a)/...............    450       26,581
Union Pacific Corp.................................  6,800      531,760
                                                             ----------
                                                                768,852
                                                             ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Air Lease Corp.....................................     50        1,674
Fastenal Co........................................  2,200       89,804
HD Supply Holdings, Inc./(a)/......................  1,278       38,378
MSC Industrial Direct Co., Inc. -- Class A.........    100        5,627
United Rentals, Inc./(a)/..........................    700       50,778
Watsco, Inc........................................    200       23,426
WW Grainger, Inc...................................    550      111,425
                                                             ----------
                                                                321,112
                                                             ----------
Total Industrials..................................           8,791,703
                                                             ----------
FINANCIALS -- 5.5%

BANKS -- 0.1%
Signature Bank/New York NY/(a)/....................    400       61,348
SVB Financial Group/(a)/...........................    250       29,725
                                                             ----------
                                                                 91,073
                                                             ----------
CAPITAL MARKETS -- 1.2%
Affiliated Managers Group, Inc./(a)/...............    450       71,892
Ameriprise Financial, Inc..........................  1,150      122,383
Artisan Partners Asset Management, Inc. -- Class A.    250        9,015
Bank of New York Mellon Corp. (The)................    850       35,037
BlackRock, Inc. -- Class A.........................    360      122,587
Charles Schwab Corp. (The).........................  6,250      205,812
Eaton Vance Corp...................................    850       27,565
Federated Investors, Inc. -- Class B...............    650       18,623
Interactive Brokers Group, Inc. -- Class A.........     50        2,180
Invesco Ltd........................................    400       13,392
Lazard Ltd. -- Class A.............................    900       40,509
Legg Mason, Inc....................................    150        5,885
LPL Financial Holdings, Inc........................    544       23,202
NorthStar Asset Management Group, Inc./New York....  1,497       18,174
SEI Investments Co.................................  1,000       52,400
T Rowe Price Group, Inc............................  1,950      139,405
TD Ameritrade Holding Corp.........................  1,750       60,742
Waddell & Reed Financial, Inc. -- Class A..........    550       15,763
                                                             ----------
                                                                984,566
                                                             ----------
CONSUMER FINANCE -- 0.2%
Ally Financial, Inc./(a)/..........................    250        4,660
American Express Co................................  1,287       89,511

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
Credit Acceptance Corp./(a)/.................    100   $   21,402
LendingClub Corp./(a)/.......................    508        5,613
Santander Consumer USA Holdings, Inc./(a)/...      7          111
SLM Corp./(a)/...............................  3,000       19,560
                                                       ----------
                                                          140,857
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Berkshire Hathaway, Inc. -- Class B/(a)/.....    900      118,836
CBOE Holdings, Inc...........................    660       42,834
FactSet Research Systems, Inc................    360       58,525
Intercontinental Exchange, Inc...............    350       89,691
Leucadia National Corp.......................    250        4,348
McGraw Hill Financial, Inc...................  2,150      211,947
Moody's Corp.................................  1,350      135,459
MSCI, Inc. -- Class A........................    800       57,704
                                                       ----------
                                                          719,344
                                                       ----------
INSURANCE -- 0.5%
AmTrust Financial Services, Inc..............     50        3,079
Aon PLC......................................  2,200      202,862
Arthur J Gallagher & Co......................    650       26,611
Erie Indemnity Co. -- Class A................    200       19,128
Markel Corp./(a)/............................     58       51,234
Marsh & McLennan Cos., Inc...................  2,450      135,853
                                                       ----------
                                                          438,767
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
American Tower Corp..........................  3,290      318,965
Boston Properties, Inc.......................  1,050      133,917
Columbia Property Trust, Inc.................    100        2,348
Crown Castle International Corp..............  2,623      226,758
Digital Realty Trust, Inc....................    550       41,591
Empire State Realty Trust, Inc. -- Class A...    400        7,228
Equinix, Inc.................................    494      149,386
Equity LifeStyle Properties, Inc.............    600       40,002
Extra Space Storage, Inc.....................    930       82,035
Federal Realty Investment Trust..............    550       80,355
Four Corners Property Trust, Inc./(a)/.......     66        1,595
Gaming and Leisure Properties, Inc...........     50        1,390
Healthcare Trust of America, Inc. -- Class A.    100        2,697
Iron Mountain, Inc...........................    570       15,396
Lamar Advertising Co. -- Class A.............    550       32,989
Omega Healthcare Investors, Inc..............    300       10,494
Plum Creek Timber Co., Inc...................    470       22,428
Post Properties, Inc.........................     50        2,958
Public Storage...............................  1,020      252,654
Simon Property Group, Inc....................  2,389      464,517
Tanger Factory Outlet Centers, Inc...........    670       21,909
Taubman Centers, Inc.........................    200       15,344
Welltower, Inc...............................  1,200       81,636
Weyerhaeuser Co..............................    250        7,495
                                                       ----------
                                                        2,016,087
                                                       ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
CBRE Group, Inc. -- Class A/(a)/.............  2,120       73,310
Howard Hughes Corp. (The)/(a)/...............    150       16,974
Jones Lang LaSalle, Inc......................    300       47,958
Realogy Holdings Corp./(a)/..................    400       14,668
                                                       ----------
                                                          152,910
                                                       ----------
Total Financials.............................           4,543,604
                                                       ----------

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
MATERIALS -- 3.5%

CHEMICALS -- 2.9%
Air Products & Chemicals, Inc............  1,350   $  175,648
Airgas, Inc..............................    100       13,832
Ashland, Inc.............................     50        5,135
Axalta Coating Systems Ltd./(a)/.........    687       18,309
Celanese Corp. -- Series A...............    100        6,733
CF Industries Holdings, Inc..............  1,800       73,458
Chemours Co. (The).......................    560        3,002
Dow Chemical Co. (The)...................  1,100       56,628
Eastman Chemical Co......................    206       13,907
Ecolab, Inc..............................  2,006      229,446
EI du Pont de Nemours & Co...............  3,250      216,450
FMC Corp.................................    750       29,347
Huntsman Corp............................    950       10,802
International Flavors & Fragrances, Inc..    650       77,766
LyondellBasell Industries NV -- Class A..  2,950      256,355
Monsanto Co..............................  3,623      356,938
NewMarket Corp...........................    100       38,073
Platform Specialty Products Corp./(a)/...    150        1,925
PPG Industries, Inc......................  2,150      212,463
Praxair, Inc.............................  1,900      194,560
RPM International, Inc...................    950       41,857
Scotts Miracle-Gro Co. (The) -- Class A..    300       19,353
Sherwin-Williams Co. (The)...............    700      181,720
Valspar Corp. (The)......................    650       53,917
WR Grace & Co./(a)/......................    600       59,754
                                                   ----------
                                                    2,347,378
                                                   ----------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc.....................    300       18,129
Martin Marietta Materials, Inc...........    100       13,658
Vulcan Materials Co......................    150       14,246
                                                   ----------
                                                       46,033
                                                   ----------
CONTAINERS & PACKAGING -- 0.4%
AptarGroup, Inc..........................    100        7,265
Avery Dennison Corp......................    600       37,596
Ball Corp................................  1,050       76,366
Bemis Co., Inc...........................     50        2,235
Crown Holdings, Inc./(a)/................    400       20,280
Graphic Packaging Holding Co.............  1,450       18,603
Owens-Illinois, Inc./(a)/................     50          871
Packaging Corp. of America...............    700       44,135
Sealed Air Corp..........................  1,600       71,360
Silgan Holdings, Inc.....................    300       16,116
WestRock Co..............................    100        4,562
                                                   ----------
                                                      299,389
                                                   ----------
METALS & MINING -- 0.0%
Compass Minerals International, Inc......    250       18,817
Royal Gold, Inc..........................     50        1,824
Southern Copper Corp.....................    268        7,000
Steel Dynamics, Inc......................    200        3,574
Tahoe Resources, Inc.....................    150        1,301
                                                   ----------
                                                       32,516
                                                   ----------
PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co...................  3,050      114,985
                                                   ----------
Total Materials..........................           2,840,301
                                                   ----------

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.0%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
AT&T, Inc...................................  6,939  $   238,771
Level 3 Communications, Inc./(a)/...........    177        9,622
Verizon Communications, Inc................. 29,300    1,354,246
Zayo Group Holdings, Inc./(a)/..............    875       23,266
                                                     -----------
                                                       1,625,905
                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
SBA Communications Corp. -- Class A/(a)/....    450       47,282
                                                     -----------
Total Telecommunication Services............           1,673,187
                                                     -----------
ENERGY -- 0.5%

ENERGY EQUIPMENT & SERVICES -- 0.1%
FMC Technologies, Inc./(a)/.................  1,100       31,911
Oceaneering International, Inc..............    100        3,752
RPC, Inc....................................     50          597
Schlumberger Ltd............................  1,140       79,515
                                                     -----------
                                                         115,775
                                                     -----------
OIL, GAS & CONSUMABLE FUELS -- 0.4%
Cabot Oil & Gas Corp........................  3,200       56,608
Continental Resources, Inc./OK/(a)/.........    200        4,596
CVR Energy, Inc.............................     50        1,967
EOG Resources, Inc..........................    300       21,237
Fitbit, Inc./(a)/...........................    186        5,504
HollyFrontier Corp..........................    200        7,978
Marathon Petroleum Corp.....................    300       15,552
Memorial Resource Development Corp./(a)/....    638       10,304
ONEOK, Inc..................................    650       16,029
Range Resources Corp........................     50        1,231
Targa Resources Corp........................    200        5,412
Teekay Corp.................................    100          987
Tesoro Corp.................................     50        5,268
Williams Cos., Inc. (The)...................  5,747      147,698
World Fuel Services Corp....................    100        3,846
                                                     -----------
                                                         304,217
                                                     -----------
Total Energy................................             419,992
                                                     -----------
UTILITIES -- 0.0%

ELECTRIC UTILITIES -- 0.0%
ITC Holdings Corp...........................    350       13,737
                                                     -----------

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.0%
Calpine Corp./(a)/..........................    250        3,618
TerraForm Power, Inc. -- Class A/(a)/.......     50          629
                                                     -----------
                                                           4,247
                                                     -----------
MULTI-UTILITIES -- 0.0%
Dominion Resources, Inc./VA.................    150       10,146
                                                     -----------
Total Utilities.............................              28,130
                                                     -----------

TOTAL INVESTMENTS -- 99.5%
 (cost $51,075,617).........................          82,017,887
Other assets less liabilities -- 0.5%.......             452,607
                                                     -----------

NET ASSETS -- 100.0%                                 $82,470,494
                                                     ===========

                                    FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2015


FUTURES CONTRACTS

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT        UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2015 (DEPRECIATION)
        ----         --------- ---------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 2016 $306,418     $305,310         $(1,108)

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2015

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.4%           United States
                         0.4%           Singapore
                         0.2%           United Kingdom
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2015. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $21,613,489)......... $22,192,841
Cash.........................................................   1,317,206
Interest and dividends receivable............................       4,147
Fees receivable from contractowners..........................      36,825
                                                              -----------
   Total assets..............................................  23,551,019
                                                              -----------

LIABILITIES:
Payable for investments securities purchased.................     211,365
Due to AXA Equitable's General Account.......................      73,092
Accrued custody and bank fees................................       3,375
Administrative fees payable..................................          30
Asset management fee payable.................................      49,062
Accrued expenses.............................................       3,301
                                                              -----------
   Total liabilities.........................................     340,225
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $23,210,794
                                                              ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           14      $58,395.05
RIA...........        2,527          524.03
MRP...........      197,116          106.93

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME (NOTE 2):
  Dividends.................................................. $   110,545
                                                              -----------
   Total investment income...................................     110,545
                                                              -----------

EXPENSES (NOTE 6):
  Investment management fees.................................    (157,441)
  Custody and bank fees......................................      (2,893)
  Other operating expenses...................................      (6,219)
                                                              -----------
   Total expenses............................................    (166,553)
                                                              -----------

NET INVESTMENT INCOME (LOSS).................................     (56,008)
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
  Net realized gain from investments.........................   1,846,639
  Change in unrealized depreciation of investments...........  (1,461,861)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............     384,778
                                                              -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS........ $   328,770
                                                              ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2015 DECEMBER 31, 2014
                                                                                     ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss...............................................................    $   (56,008)      $   (38,947)
  Net realized gain on investments..................................................      1,846,639         3,423,597
  Net change in unrealized depreciation of investments..............................     (1,461,861)       (2,886,253)
                                                                                        -----------       -----------
   Net increase in net assets attributable to operations............................        328,770           498,397
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      1,461,095         1,857,031
  Withdrawals.......................................................................     (4,299,910)       (4,311,700)
  Asset management fees (Note 6)....................................................        (84,564)          (89,443)
  Administrative fees (Note 6)......................................................       (190,502)         (228,309)
                                                                                        -----------       -----------
   Net decrease in net assets attributable to contractowner transactions............     (3,113,881)       (2,772,421)
                                                                                        -----------       -----------
DECREASE IN NET ASSETS..............................................................     (2,785,111)       (2,274,024)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     25,995,905        28,269,929
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $23,210,794       $25,995,905
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 95.6%

CONSUMER DISCRETIONARY -- 26.9%

AUTO PARTS -- 0.9%
Mobileye NV/(a)/....................................  4,880   $  206,326
                                                              ----------
CABLE TELEVISION SERVICES -- 1.8%
AMC Networks, Inc. -- Class A/(a)/..................  5,479      409,172
                                                              ----------
CONSUMER SERVICES: MISC. -- 1.0%
Liberty Ventures -- Series A/(a)/...................  4,960      223,746
                                                              ----------
DIVERSIFIED MEDIA -- 0.6%
Liberty Media Corp. -- Class C/(a)/.................  3,844      146,380
                                                              ----------
DIVERSIFIED RETAIL -- 4.8%
Dollar General Corp.................................  5,740      412,534
Dollar Tree, Inc./(a)/..............................  6,060      467,953
Liberty Interactive Corp. QVC Group -- Class A/(a)/.  8,660      236,591
                                                              ----------
                                                               1,117,078
                                                              ----------
EDUCATION SERVICES -- 1.5%
Bright Horizons Family Solutions, Inc...............  5,350      357,380
                                                              ----------
HOTEL/MOTEL -- 1.7%
Wyndham Worldwide Corp..............................  5,350      388,677
                                                              ----------
HOUSEHOLD FURNISHINGS -- 1.2%
Tempur Sealy International, Inc./(a)/...............  3,960      279,022
                                                              ----------
LEISURE TIME -- 4.6%
Expedia, Inc........................................  4,106      510,342
Liberty TripAdvisor Holdings, Inc./(a)/.............  9,240      280,342
Norwegian Cruise Line Holdings Ltd./(a)/............  4,950      290,070
                                                              ----------
                                                               1,080,754
                                                              ----------
RADIO & TV BROADCASTERS -- 0.8%
Pandora Media, Inc./(a)/............................ 13,730      184,119
                                                              ----------
RESTAURANTS -- 1.1%
Buffalo Wild Wings, Inc./(a)/.......................  1,550      247,457
                                                              ----------
SPECIALTY RETAIL -- 6.9%
O'Reilly Automotive, Inc./(a)/......................  1,430      362,391
Ross Stores, Inc....................................  8,100      435,861
Tractor Supply Co...................................  4,840      413,820
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.........  2,180      403,300
                                                              ----------
                                                               1,615,372
                                                              ----------
Total Consumer Discretionary........................           6,255,483
                                                              ----------
TECHNOLOGY -- 16.4%

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 13.8%
ANSYS, Inc./(a)/....................................  3,489      322,733
Aspen Technology, Inc./(a)/.........................  5,596      211,305
F5 Networks, Inc./(a)/..............................  1,900      184,224
Fortinet, Inc./(a)/.................................  7,810      243,438
Guidewire Software, Inc./(a)/.......................  4,840      291,174
NetSuite, Inc./(a)/.................................  2,360      199,703
Palo Alto Networks, Inc./(a)/.......................  1,730      304,722
ServiceNow, Inc./(a)/...............................  3,640      315,078
Tableau Software, Inc. -- Class A/(a)/..............  3,150      296,793
Twitter, Inc./(a)/.................................. 13,530      313,084
Ultimate Software Group, Inc. (The)/(a)/............  1,180      230,702
VeriFone Systems, Inc./(a)/......................... 10,430      292,249
                                                              ----------
                                                               3,205,205
                                                              ----------

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 1.2%
SanDisk Corp.....................................  3,570   $  271,284
                                                           ----------
ELECTRONIC ENTERTAINMENT -- 1.4%
Activision Blizzard, Inc.........................  8,459      327,448
                                                           ----------
Total Technology.................................           3,803,937
                                                           ----------
HEALTH CARE -- 15.9%

BIOTECHNOLOGY -- 1.0%
Medivation, Inc./(a)/............................  4,620      223,331
                                                           ----------
HEALTH CARE SERVICES -- 3.7%
Acadia Healthcare Co., Inc./(a)/.................  4,580      286,067
Premier, Inc. -- Class A/(a)/.................... 11,069      390,403
Team Health Holdings, Inc./(a)/..................  4,090      179,510
                                                           ----------
                                                              855,980
                                                           ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.8%
Align Technology, Inc./(a)/......................  7,315      481,693
Edwards Lifesciences Corp./(a)/..................  5,200      410,696
                                                           ----------
                                                              892,389
                                                           ----------
MEDICAL EQUIPMENT -- 3.9%
DexCom, Inc./(a)/................................  3,400      278,460
Intuitive Surgical, Inc./(a)/....................  1,174      641,192
                                                           ----------
                                                              919,652
                                                           ----------
PHARMACEUTICALS -- 3.5%
Akorn, Inc.......................................  8,150      304,077
Diplomat Pharmacy, Inc./(a)/.....................  7,820      267,600
Jazz Pharmaceuticals PLC/(a)/....................  1,650      231,924
                                                           ----------
                                                              803,601
                                                           ----------
Total Health Care................................           3,694,953
                                                           ----------
PRODUCER DURABLES -- 15.6 %

AIR TRANSPORT -- 1.0%
Spirit Airlines, Inc./(a)/.......................  5,570      221,965
                                                           ----------
BACK OFFICE SUPPORT, HR & CONSULTING -- 3.8%
CoStar Group, Inc./(a)/..........................  2,120      438,183
Robert Half International, Inc...................  9,630      453,958
                                                           ----------
                                                              892,141
                                                           ----------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.5%
Carlisle Cos., Inc...............................  3,930      348,552
                                                           ----------
MACHINERY: INDUSTRIAL -- 1.8%
Middleby Corp. (The)/(a)/........................  3,860      416,378
                                                           ----------
MACHINERY: TOOLS -- 1.6%
Snap-on, Inc.....................................  2,212      379,203
                                                           ----------
RAILROAD EQUIPMENT -- 0.8%
Wabtec Corp./DE..................................  2,570      182,778
                                                           ----------
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 1.5%
IDEX Corp........................................  4,430      339,382
                                                           ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 1.4%
AMETEK, Inc......................................  6,290      337,081
                                                           ----------
SHIPPING -- 1.0%
Kirby Corp./(a)/.................................  4,470      235,212
                                                           ----------
TRUCKERS -- 1.2%
Old Dominion Freight Line, Inc./(a)/.............  4,740      279,992
                                                           ----------
Total Producer Durables..........................           3,632,684
                                                           ----------

                                    FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2015

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
FINANCIAL SERVICES -- 12.9%

ASSET MANAGEMENT & CUSTODIAN -- 2.7%
Affiliated Managers Group, Inc./(a)/....  2,165  $   345,880
SEI Investments Co......................  5,450      285,580
                                                 -----------
                                                     631,460
                                                 -----------
BANKS: DIVERSIFIED -- 1.8%
First Republic Bank/CA..................  3,080      203,465
SVB Financial Group/(a)/................  1,770      210,453
                                                 -----------
                                                     413,918
                                                 -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
Virtu Financial, Inc. -- Class A........ 14,415      326,356
                                                 -----------
FINANCIAL DATA & SYSTEMS -- 5.8%
Alliance Data Systems Corp./(a)/........  1,720      475,700
Moody's Corp............................  4,730      474,608
Vantiv, Inc. -- Class A/(a)/............  8,400      398,328
                                                 -----------
                                                   1,348,636
                                                 -----------
SECURITIES BROKERAGE & SERVICES -- 1.2%
Intercontinental Exchange, Inc..........  1,076      275,736
                                                 -----------
Total Financial Services................           2,996,106
                                                 -----------
CONSUMER STAPLES -- 3.0%

BEVERAGE: SOFT DRINKS -- 2.4%
Monster Beverage Corp./(a)/.............  3,800      566,048
                                                 -----------
FOODS -- 0.6%
Mead Johnson Nutrition Co. -- Class A...  1,600      126,320
                                                 -----------
Total Consumer Staples..................             692,368
                                                 -----------
MATERIALS & PROCESSING -- 2.2%

CHEMICALS: DIVERSIFIED -- 0.9%
PolyOne Corp............................  6,730      213,745
                                                 -----------
DIVERSIFIED MATERIALS & PROCESSING -- 1.3%
Hexcel Corp.............................  6,370      295,886
                                                 -----------
Total Materials & Processing............             509,631
                                                 -----------
UTILITIES -- 1.6%

UTILITIES: TELECOMMUNICATIONS -- 1.6%
Level 3 Communications, Inc./(a)/.......  6,651      361,548
                                                 -----------
ENERGY -- 1.1%

OIL WELL EQUIPMENT & SERVICES -- 1.1%
Oceaneering International, Inc..........  6,560      246,131
                                                 -----------
Total Common Stocks
 (cost $21,613,489).....................          22,192,841
                                                 -----------

TOTAL INVESTMENTS -- 95.6%
  (cost/amortized cost $21,613,489).....          22,192,841
Other assets less liabilities -- 4.4%...           1,017,953
                                                 -----------

NET ASSETS -- 100.0%                             $23,210,794
                                                 ===========

-----------
(a)Non-income producing security.
The accompanying notes are an integral part of these financial statements.


                                    FSA-32

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2015

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        100.0 %         United States
-----------
* All data are as of December 31, 2015. The Fund's country breakdown is expressed as a percentage of each Portfolio's long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

                                                                                                ALL ASSET
                                                            ALL ASSET      ALL ASSET GROWTH- MODERATE GROWTH- AXA AGGRESSIVE
                                                        AGGRESSIVE-ALT 25*      ALT 20*          ALT 15*       ALLOCATION*
                                                        ------------------ ----------------- ---------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $75,229            $74,722           $7,328        $2,569,826
Receivable for policy-related transactions.............          356                 --               --             1,290
                                                             -------            -------           ------        ----------
   Total assets........................................       75,585             74,722            7,328         2,571,116
                                                             -------            -------           ------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          355                 --               --             1,290
Payable for direct operating expenses..................            5                 13               --               387
                                                             -------            -------           ------        ----------
   Total liabilities...................................          360                 13               --             1,677
                                                             -------            -------           ------        ----------
NET ASSETS.............................................      $75,225            $74,709           $7,328        $2,569,439
                                                             =======            =======           ======        ==========

NET ASSETS:
Accumulation unit values...............................      $75,225            $74,709           $7,325        $2,569,303
Retained by AXA Equitable in Separate Account No. 66...           --                 --                3               136
                                                             -------            -------           ------        ----------
TOTAL NET ASSETS.......................................      $75,225            $74,709           $7,328        $2,569,439
                                                             =======            =======           ======        ==========

Investments in shares of the Portfolios, at cost.......      $78,487            $81,317           $7,808        $2,673,074
The Portfolios shares held
   Class B.............................................        6,776              4,179              701           250,815

                                                        AXA CONSERVATIVE AXA CONSERVATIVE-
                                                          ALLOCATION*    PLUS ALLOCATION*
                                                        ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,273,348       $1,076,876
Receivable for policy-related transactions.............         8,457            2,506
                                                           ----------       ----------
   Total assets........................................     1,281,805        1,079,382
                                                           ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         8,457            2,506
Payable for direct operating expenses..................           220              166
                                                           ----------       ----------
   Total liabilities...................................         8,677            2,672
                                                           ----------       ----------
NET ASSETS.............................................    $1,273,128       $1,076,710
                                                           ==========       ==========

NET ASSETS:
Accumulation unit values...............................    $1,273,106       $1,076,534
Retained by AXA Equitable in Separate Account No. 66...            22              176
                                                           ----------       ----------
TOTAL NET ASSETS.......................................    $1,273,128       $1,076,710
                                                           ==========       ==========

Investments in shares of the Portfolios, at cost.......    $1,326,713       $1,148,167
The Portfolios shares held
   Class B.............................................       137,054          113,776

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        AXA GLOBAL EQUITY AXA INTERNATIONAL AXA INTERNATIONAL AXA LARGE CAP
                                                             MANAGED        CORE MANAGED      VALUE MANAGED   GROWTH MANAGED
                                                           VOLATILITY*       VOLATILITY*       VOLATILITY*     VOLATILITY*
                                                        ----------------- ----------------- ----------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,606,836        $1,856,005          $50,663        $3,328,685
Receivable for shares of the Portfolios sold...........         4,067                --               42            10,734
Receivable for policy-related transactions.............            --             3,320               --                --
                                                           ----------        ----------          -------        ----------
   Total assets........................................     1,610,903         1,859,325           50,705         3,339,419
                                                           ----------        ----------          -------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --             3,320               --                --
Payable for policy-related transactions................         4,067                --               40             9,575
Payable for direct operating expenses..................           269               359               --               564
                                                           ----------        ----------          -------        ----------
   Total liabilities...................................         4,336             3,679               40            10,139
                                                           ----------        ----------          -------        ----------
NET ASSETS.............................................    $1,606,567        $1,855,646          $50,665        $3,329,280
                                                           ==========        ==========          =======        ==========

NET ASSETS:
Accumulation unit values...............................    $1,605,873        $1,855,333          $50,665        $3,325,450
Retained by AXA Equitable in Separate Account No. 66...           694               313               --             3,830
                                                           ----------        ----------          -------        ----------
TOTAL NET ASSETS.......................................    $1,606,567        $1,855,646          $50,665        $3,329,280
                                                           ==========        ==========          =======        ==========

Investments in shares of the Portfolios, at cost.......    $1,476,897        $1,865,001          $52,397        $2,565,602
The Portfolios shares held
   Class A.............................................            --                --               --                --
   Class B.............................................       111,124           203,403            4,401           124,248

                                                        AXA LARGE CAP
                                                        VALUE MANAGED
                                                         VOLATILITY*
                                                        -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $8,839,193
Receivable for shares of the Portfolios sold...........      82,293
Receivable for policy-related transactions.............          --
                                                         ----------
   Total assets........................................   8,921,486
                                                         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --
Payable for policy-related transactions................      82,280
Payable for direct operating expenses..................       1,357
                                                         ----------
   Total liabilities...................................      83,637
                                                         ----------
NET ASSETS.............................................  $8,837,849
                                                         ==========

NET ASSETS:
Accumulation unit values...............................  $8,835,296
Retained by AXA Equitable in Separate Account No. 66...       2,553
                                                         ----------
TOTAL NET ASSETS.......................................  $8,837,849
                                                         ==========

Investments in shares of the Portfolios, at cost.......  $6,348,563
The Portfolios shares held
   Class A.............................................      48,001
   Class B.............................................     545,363

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                         AXA MID CAP
                                                        VALUE MANAGED AXA MODERATE AXA MODERATE-PLUS AXA/AB SMALL CAP
                                                         VOLATILITY*  ALLOCATION*     ALLOCATION*        GROWTH*
                                                        ------------- ------------ ----------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $7,702,296   $18,965,219     $1,553,724         $556,843
Receivable for shares of the Portfolios sold...........      88,242            --             --               --
Receivable for policy-related transactions.............          --        32,768          6,851              230
                                                         ----------   -----------     ----------         --------
   Total assets........................................   7,790,538    18,997,987      1,560,575          557,073
                                                         ----------   -----------     ----------         --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --        32,730          6,851              230
Payable for policy-related transactions................      88,233            --             --               --
Payable for direct operating expenses..................       1,310         2,880            208               55
                                                         ----------   -----------     ----------         --------
   Total liabilities...................................      89,543        35,610          7,059              285
                                                         ----------   -----------     ----------         --------
NET ASSETS.............................................  $7,700,995   $18,962,377     $1,553,516         $556,788
                                                         ==========   ===========     ==========         ========

NET ASSETS:
Accumulation unit values...............................  $7,699,781   $18,961,325     $1,553,409         $556,685
Retained by AXA Equitable in Separate Account No. 66...       1,214         1,052            107              103
                                                         ----------   -----------     ----------         --------
TOTAL NET ASSETS.......................................  $7,700,995   $18,962,377     $1,553,516         $556,788
                                                         ==========   ===========     ==========         ========

Investments in shares of the Portfolios, at cost.......  $6,034,535   $19,615,673     $1,632,846         $648,606
The Portfolios shares held
   Class A.............................................          --            --             --           10,688
   Class B.............................................     526,924     1,422,650        149,638           23,087

                                                        CHARTER/SM/  CHARTER/SM/
                                                        MULTI-SECTOR SMALL CAP
                                                           BOND*       VALUE*
                                                        ------------ ----------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $929,108    $59,405
Receivable for shares of the Portfolios sold...........         --         58
Receivable for policy-related transactions.............      6,526         --
                                                          --------    -------
   Total assets........................................    935,634     59,463
                                                          --------    -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........      6,526         --
Payable for policy-related transactions................         --         55
Payable for direct operating expenses..................        137         --
                                                          --------    -------
   Total liabilities...................................      6,663         55
                                                          --------    -------
NET ASSETS.............................................   $928,971    $59,408
                                                          ========    =======

NET ASSETS:
Accumulation unit values...............................   $928,933    $59,408
Retained by AXA Equitable in Separate Account No. 66...         38         --
                                                          --------    -------
TOTAL NET ASSETS.......................................   $928,971    $59,408
                                                          ========    =======

Investments in shares of the Portfolios, at cost.......   $975,505    $45,183
The Portfolios shares held
   Class A.............................................         11         --
   Class B.............................................    248,062      4,488

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                               EQ/BOSTON     EQ/CALVERT  EQ/CAPITAL
                                                           EQ/BLACKROCK     ADVISORS EQUITY   SOCIALLY    GUARDIAN  EQ/EQUITY
                                                        BASIC VALUE EQUITY*     INCOME*     RESPONSIBLE* RESEARCH*  500 INDEX*
                                                        ------------------- --------------- ------------ ---------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $77,640          $333,411      $2,257,871  $7,183,769 $23,295,700
Receivable for shares of the Portfolios sold...........            73                --           3,598      42,348     185,810
Receivable for policy-related transactions.............            --               543              --          --          --
                                                              -------          --------      ----------  ---------- -----------
   Total assets........................................        77,713           333,954       2,261,469   7,226,117  23,481,510
                                                              -------          --------      ----------  ---------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               543              --          --          --
Payable for policy-related transactions................            73                --           3,598      42,348     185,800
Payable for direct operating expenses..................            --                44             386       1,158       3,645
                                                              -------          --------      ----------  ---------- -----------
   Total liabilities...................................            73               587           3,984      43,506     189,445
                                                              -------          --------      ----------  ---------- -----------
NET ASSETS.............................................       $77,640          $333,367      $2,257,485  $7,182,611 $23,292,065
                                                              =======          ========      ==========  ========== ===========

NET ASSETS:
Accumulation unit values...............................       $77,635          $333,353      $2,257,366  $7,181,136 $23,287,907
Retained by AXA Equitable in Separate Account No. 66...             5                14             119       1,475       4,158
                                                              -------          --------      ----------  ---------- -----------
TOTAL NET ASSETS.......................................       $77,640          $333,367      $2,257,485  $7,182,611 $23,292,065
                                                              =======          ========      ==========  ========== ===========

Investments in shares of the Portfolios, at cost.......       $67,437          $368,375      $1,988,852  $4,584,714 $16,752,943
The Portfolios shares held
   Class A.............................................            --                --              --          --      27,078
   Class B.............................................         3,891            57,370         206,375     340,516     651,648

                                                        EQ/GAMCO MERGERS
                                                        AND ACQUISITIONS*
                                                        -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $129,020
Receivable for shares of the Portfolios sold...........           --
Receivable for policy-related transactions.............           80
                                                            --------
   Total assets........................................      129,100
                                                            --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           80
Payable for policy-related transactions................           --
Payable for direct operating expenses..................           18
                                                            --------
   Total liabilities...................................           98
                                                            --------
NET ASSETS.............................................     $129,002
                                                            ========

NET ASSETS:
Accumulation unit values...............................     $128,995
Retained by AXA Equitable in Separate Account No. 66...            7
                                                            --------
TOTAL NET ASSETS.......................................     $129,002
                                                            ========

Investments in shares of the Portfolios, at cost.......     $135,715
The Portfolios shares held
   Class A.............................................           --
   Class B.............................................       10,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015


                                                        EQ/GAMCO SMALL EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                        COMPANY VALUE* GOVERNMENT BOND*  EQUITY INDEX*    OPPORTUNITIES*
                                                        -------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $2,785,708      $3,935,795       $9,900,962        $152,642
Receivable for shares of the Portfolios sold...........           --              --           23,748             157
Receivable for policy-related transactions.............        8,155           7,399               --              --
                                                          ----------      ----------       ----------        --------
   Total assets........................................    2,793,863       3,943,194        9,924,710         152,799
                                                          ----------      ----------       ----------        --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        8,155           7,310               --              --
Payable for policy-related transactions................           --              --           23,749             157
Payable for direct operating expenses..................          464             614            1,644              --
                                                          ----------      ----------       ----------        --------
   Total liabilities...................................        8,619           7,924           25,393             157
                                                          ----------      ----------       ----------        --------
NET ASSETS.............................................   $2,785,244      $3,935,270       $9,899,317        $152,642
                                                          ==========      ==========       ==========        ========

NET ASSETS:
Accumulation unit values...............................   $2,785,019      $3,935,270       $9,898,935        $152,585
Retained by AXA Equitable in Separate Account No. 66...          225              --              382              57
                                                          ----------      ----------       ----------        --------
TOTAL NET ASSETS.......................................   $2,785,244      $3,935,270       $9,899,317        $152,642
                                                          ==========      ==========       ==========        ========

Investments in shares of the Portfolios, at cost.......   $2,784,200      $3,969,114       $9,627,105        $ 93,874
The Portfolios shares held
   Class A.............................................           --               1        1,176,505              --
   Class B.............................................       56,458         385,200               --           9,884

                                                                         EQ/MFS
                                                        EQ/LARGE CAP  INTERNATIONAL
                                                        GROWTH INDEX*    GROWTH*
                                                        ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $523,030      $377,728
Receivable for shares of the Portfolios sold...........      1,620            --
Receivable for policy-related transactions.............         --         1,841
                                                          --------      --------
   Total assets........................................    524,650       379,569
                                                          --------      --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --         1,840
Payable for policy-related transactions................      1,620            --
Payable for direct operating expenses..................         53            60
                                                          --------      --------
   Total liabilities...................................      1,673         1,900
                                                          --------      --------
NET ASSETS.............................................   $522,977      $377,669
                                                          ========      ========

NET ASSETS:
Accumulation unit values...............................   $522,967      $377,669
Retained by AXA Equitable in Separate Account No. 66...         10            --
                                                          --------      --------
TOTAL NET ASSETS.......................................   $522,977      $377,669
                                                          ========      ========

Investments in shares of the Portfolios, at cost.......   $572,814      $412,604
The Portfolios shares held
   Class A.............................................         --            --
   Class B.............................................     45,486        57,823

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        EQ/MID CAP  EQ/MONEY   EQ/MORGAN STANLEY EQ/PIMCO ULTRA EQ/QUALITY
                                                          INDEX*    MARKET*     MID CAP GROWTH*   SHORT BOND*   BOND PLUS*
                                                        ---------- ----------- ----------------- -------------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $649,150  $13,821,483     $133,090        $2,079,526     $7,069
Receivable for shares of the Portfolios sold...........        --       12,188           --                --          8
Receivable for policy-related transactions.............       557           --          180             8,201         --
                                                         --------  -----------     --------        ----------     ------
   Total assets........................................   649,707   13,833,671      133,270         2,087,727      7,077
                                                         --------  -----------     --------        ----------     ------

LIABILITIES:
Payable for shares of the Portfolios purchased.........       557           --          180             8,195         --
Payable for policy-related transactions................        --       12,861           --                --          8
Payable for direct operating expenses..................        66        2,238           19               362         --
                                                         --------  -----------     --------        ----------     ------
   Total liabilities...................................       623       15,099          199             8,557          8
                                                         --------  -----------     --------        ----------     ------
NET ASSETS.............................................  $649,084  $13,818,572     $133,071        $2,079,170     $7,069
                                                         ========  ===========     ========        ==========     ======

NET ASSETS:
Accumulation unit values...............................  $647,989  $13,818,572     $133,071        $2,079,170     $7,022
Retained by AXA Equitable in Separate Account No. 66...     1,095           --           --                --         47
                                                         --------  -----------     --------        ----------     ------
TOTAL NET ASSETS.......................................  $649,084  $13,818,572     $133,071        $2,079,170     $7,069
                                                         ========  ===========     ========        ==========     ======

Investments in shares of the Portfolios, at cost.......  $651,397  $13,821,732     $145,612        $2,110,918     $7,101
The Portfolios shares held
   Class A.............................................        --          539           --                --        835
   Class B.............................................    50,756   13,821,124        8,195           212,427         --

                                                        EQ/SMALL COMPANY
                                                             INDEX*
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $4,399,826
Receivable for shares of the Portfolios sold...........            --
Receivable for policy-related transactions.............         2,008
                                                           ----------
   Total assets........................................     4,401,834
                                                           ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         2,008
Payable for policy-related transactions................            --
Payable for direct operating expenses..................           785
                                                           ----------
   Total liabilities...................................         2,793
                                                           ----------
NET ASSETS.............................................    $4,399,041
                                                           ==========

NET ASSETS:
Accumulation unit values...............................    $4,398,651
Retained by AXA Equitable in Separate Account No. 66...           390
                                                           ----------
TOTAL NET ASSETS.......................................    $4,399,041
                                                           ==========

Investments in shares of the Portfolios, at cost.......    $4,680,948
The Portfolios shares held
   Class A.............................................            --
   Class B.............................................       435,142

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER MULTIMANAGER TARGET 2015
                                                         GROWTH STOCK*   OMEGA GROWTH*   CORE BOND*  TECHNOLOGY*  ALLOCATION*
                                                        ---------------- -------------- ------------ ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $421,956        $456,276     $1,629,224   $4,564,723  $2,063,326
Receivable for shares of the Portfolios sold...........           --              --             --        5,861          --
Receivable for policy-related transactions.............          210             206            540           --         250
                                                            --------        --------     ----------   ----------  ----------
   Total assets........................................      422,166         456,482      1,629,764    4,570,584   2,063,576
                                                            --------        --------     ----------   ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          210             206            540           --         250
Payable for policy-related transactions................           --              --             --        5,861          --
Payable for direct operating expenses..................           53              34            177          685         371
                                                            --------        --------     ----------   ----------  ----------
   Total liabilities...................................          263             240            717        6,546         621
                                                            --------        --------     ----------   ----------  ----------
NET ASSETS.............................................     $421,903        $456,242     $1,629,047   $4,564,038  $2,062,955
                                                            ========        ========     ==========   ==========  ==========

NET ASSETS:
Accumulation unit values...............................     $421,499        $456,188     $1,628,845   $4,563,064  $2,062,927
Retained by AXA Equitable in Separate Account No. 66...          404              54            202          974          28
                                                            --------        --------     ----------   ----------  ----------
TOTAL NET ASSETS.......................................     $421,903        $456,242     $1,629,047   $4,564,038  $2,062,955
                                                            ========        ========     ==========   ==========  ==========

Investments in shares of the Portfolios, at cost.......     $420,096        $496,923     $1,665,020   $3,948,468  $2,300,551
The Portfolios shares held
   Class B.............................................       11,055          43,760        166,951      233,958     243,587

                                                        TARGET 2025
                                                        ALLOCATION*
                                                        -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $2,578,717
Receivable for shares of the Portfolios sold...........         --
Receivable for policy-related transactions.............        648
                                                        ----------
   Total assets........................................  2,579,365
                                                        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        648
Payable for policy-related transactions................         --
Payable for direct operating expenses..................        410
                                                        ----------
   Total liabilities...................................      1,058
                                                        ----------
NET ASSETS............................................. $2,578,307
                                                        ==========

NET ASSETS:
Accumulation unit values............................... $2,578,127
Retained by AXA Equitable in Separate Account No. 66...        180
                                                        ----------
TOTAL NET ASSETS....................................... $2,578,307
                                                        ==========

Investments in shares of the Portfolios, at cost....... $2,812,435
The Portfolios shares held
   Class B.............................................    273,840

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2015

                                                        TARGET 2035 TARGET 2045 TARGET 2055
                                                        ALLOCATION* ALLOCATION* ALLOCATION*
                                                        ----------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,645,813  $1,333,295    $32,530
Receivable for shares of the Portfolios sold...........         --      26,497         --
Receivable for policy-related transactions.............     17,502          --        140
                                                        ----------  ----------    -------
   Total assets........................................  1,663,315   1,359,792     32,670
                                                        ----------  ----------    -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........     17,502          --        138
Payable for policy-related transactions................         --      26,497         --
Payable for direct operating expenses..................        241         190          3
                                                        ----------  ----------    -------
   Total liabilities...................................     17,743      26,687        141
                                                        ----------  ----------    -------
NET ASSETS............................................. $1,645,572  $1,333,105    $32,529
                                                        ==========  ==========    =======

NET ASSETS:
Accumulation unit values............................... $1,645,532  $1,333,056    $32,529
Retained by AXA Equitable in Separate Account No. 66...         40          49         --
                                                        ----------  ----------    -------
TOTAL NET ASSETS....................................... $1,645,572  $1,333,105    $32,529
                                                        ==========  ==========    =======

Investments in shares of the Portfolios, at cost....... $1,764,009  $1,422,066    $34,795
The Portfolios shares held
   Class B.............................................    172,219     141,592      3,521

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges

                                                                                   UNITS
                                            CONTRACT                            OUTSTANDING
                                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                            -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25................   0.02%         B         $ 11.58          6

ALL ASSET GROWTH-ALT 20....................   0.02%         B         $ 11.27          7

ALL ASSET MODERATE GROWTH-ALT 15...........   0.02%         B         $ 10.97          1

AXA AGGRESSIVE ALLOCATION..................   0.02%         B         $ 11.91        216

AXA CONSERVATIVE ALLOCATION................   0.02%         B         $ 12.12        105

AXA CONSERVATIVE-PLUS ALLOCATION...........   0.02%         B         $ 12.22         88

AXA GLOBAL EQUITY MANAGED VOLATILITY.......   0.00%         B         $510.99         --
AXA GLOBAL EQUITY MANAGED VOLATILITY.......   0.02%         B         $ 14.36        105

AXA INTERNATIONAL CORE MANAGED VOLATILITY..   0.00%         B         $140.77         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY..   0.02%         B         $ 12.65        146

AXA INTERNATIONAL VALUE MANAGED VOLATILITY.   0.00%         B         $155.32         --

AXA LARGE CAP GROWTH MANAGED VOLATILITY....   0.00%         B         $243.24         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY....   0.02%         B         $ 10.14        325

AXA LARGE CAP VALUE MANAGED VOLATILITY.....   0.00%         A         $185.40          4
AXA LARGE CAP VALUE MANAGED VOLATILITY.....   0.02%         B         $ 17.21        472

AXA MID CAP VALUE MANAGED VOLATILITY.......   0.00%         B         $296.77         --
AXA MID CAP VALUE MANAGED VOLATILITY.......   0.02%         B         $ 23.39        324

AXA MODERATE ALLOCATION....................   0.02%         B         $ 11.98      1,583

AXA MODERATE-PLUS ALLOCATION...............   0.02%         B         $ 12.04        129

AXA/AB SMALL CAP GROWTH....................   0.05%         A         $357.31          1
AXA/AB SMALL CAP GROWTH....................   0.02%         B         $ 13.94         27

CHARTER/SM/ MULTI-SECTOR BOND..............   0.05%         A         $223.13         --
CHARTER/SM/ MULTI-SECTOR BOND..............   0.02%         B         $ 10.07         92

CHARTER/SM/ SMALL CAP VALUE................   0.00%         B         $252.31         --

EQ/BLACKROCK BASIC VALUE EQUITY............   0.00%         B         $332.63         --

EQ/BOSTON ADVISORS EQUITY INCOME...........   0.02%         B         $ 14.04         24

EQ/CALVERT SOCIALLY RESPONSIBLE............   0.00%         B         $159.88         --
EQ/CALVERT SOCIALLY RESPONSIBLE............   0.02%         B         $ 13.46        168

EQ/CAPITAL GUARDIAN RESEARCH...............   0.00%         B         $241.50         --
EQ/CAPITAL GUARDIAN RESEARCH...............   0.02%         B         $ 29.72        240

EQ/EQUITY 500 INDEX........................   0.05%         A         $611.49          2
EQ/EQUITY 500 INDEX........................   0.02%         B         $ 15.21      1,470

EQ/GAMCO MERGERS AND ACQUISITIONS..........   0.02%         B         $ 11.73         11

EQ/GAMCO SMALL COMPANY VALUE...............   0.02%         B         $ 23.29        120

EQ/INTERMEDIATE GOVERNMENT BOND............   0.05%         A         $229.02         --
EQ/INTERMEDIATE GOVERNMENT BOND............   0.02%         B         $ 12.28        320

-----------
The accompanying notes are an integral part of these financial statements.


                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2015

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX....   0.02%         A         $ 19.55        485
EQ/INTERNATIONAL EQUITY INDEX....   0.05%         A         $173.74          2

EQ/JPMORGAN VALUE OPPORTUNITIES..   0.00%         B         $234.67          1

EQ/LARGE CAP GROWTH INDEX........   0.00%         B         $155.74         --
EQ/LARGE CAP GROWTH INDEX........   0.02%         B         $ 15.15         34

EQ/MFS INTERNATIONAL GROWTH......   0.02%         B         $ 11.25         34

EQ/MID CAP INDEX.................   0.00%         B         $211.01         --
EQ/MID CAP INDEX.................   0.02%         B         $ 14.40         39

EQ/MONEY MARKET..................   0.05%         A         $174.88         --
EQ/MONEY MARKET..................   0.02%         B         $  9.99      1,383

EQ/MORGAN STANLEY MID CAP GROWTH.   0.02%         B         $ 13.16         10

EQ/PIMCO ULTRA SHORT BOND........   0.02%         B         $ 11.77        177

EQ/QUALITY BOND PLUS.............   0.05%         A         $247.26         --

EQ/SMALL COMPANY INDEX...........   0.02%         B         $ 23.87        184

EQ/T. ROWE PRICE GROWTH STOCK....   0.00%         B         $ 18.56         --
EQ/T. ROWE PRICE GROWTH STOCK....   0.02%         B         $ 16.11         26

EQ/WELLS FARGO OMEGA GROWTH......   0.00%         B         $210.69          1
EQ/WELLS FARGO OMEGA GROWTH......   0.02%         B         $ 14.39         15

MULTIMANAGER CORE BOND...........   0.02%         B         $ 10.16        160

MULTIMANAGER TECHNOLOGY..........   0.00%         B         $269.46         --
MULTIMANAGER TECHNOLOGY..........   0.02%         B         $ 25.55        179

TARGET 2015 ALLOCATION...........   0.02%         B         $ 11.54        179

TARGET 2025 ALLOCATION...........   0.02%         B         $ 11.82        218

TARGET 2035 ALLOCATION...........   0.02%         B         $ 11.95        138

TARGET 2045 ALLOCATION...........   0.02%         B         $ 11.87        112

TARGET 2055 ALLOCATION...........   0.02%         B         $  9.22          4

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a --.


                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                               ALL ASSET
                                                                           ALL ASSET      ALL ASSET GROWTH- MODERATE GROWTH-
                                                                       AGGRESSIVE-ALT 25*      ALT 20*          ALT 15*
                                                                       ------------------ ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................      $   577            $   629           $  63
  Expenses:
   Asset-based charges and direct operating expenses..................            8                 24              --
                                                                            -------            -------           -----

NET INVESTMENT INCOME (LOSS)..........................................          569                605              63
                                                                            -------            -------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................          230             (2,592)             11
   Net realized gain (loss) distribution from the Portfolios..........          708              2,621              70
                                                                            -------            -------           -----
  Net realized gain (loss) on investments.............................          938                 29              81
                                                                            -------            -------           -----

  Net change in unrealized appreciation (depreciation) of investments.       (3,209)            (4,310)           (428)
                                                                            -------            -------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (2,271)            (4,281)           (347)
                                                                            -------            -------           -----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $(1,702)           $(3,676)          $(284)
                                                                            =======            =======           =====

                                                                       AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-
                                                                        ALLOCATION*     ALLOCATION*    PLUS ALLOCATION*
                                                                       -------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $  25,339        $ 10,554         $  9,181
  Expenses:
   Asset-based charges and direct operating expenses..................         603             320              243
                                                                         ---------        --------         --------

NET INVESTMENT INCOME (LOSS)..........................................      24,736          10,234            8,938
                                                                         ---------        --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      29,789          (3,286)           1,735
   Net realized gain (loss) distribution from the Portfolios..........     158,974          23,727           37,567
                                                                         ---------        --------         --------
  Net realized gain (loss) on investments.............................     188,763          20,441           39,302
                                                                         ---------        --------         --------

  Net change in unrealized appreciation (depreciation) of investments.    (252,841)        (35,207)         (57,421)
                                                                         ---------        --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (64,078)        (14,766)         (18,119)
                                                                         ---------        --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ (39,342)       $ (4,532)        $ (9,181)
                                                                         =========        ========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       AXA GLOBAL EQUITY AXA INTERNATIONAL AXA INTERNATIONAL
                                                                            MANAGED        CORE MANAGED      VALUE MANAGED
                                                                          VOLATILITY*       VOLATILITY*       VOLATILITY*
                                                                       ----------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $  15,283         $   1,189          $    54
  Expenses:
   Asset-based charges and direct operating expenses..................           391               494               --
                                                                           ---------         ---------          -------

NET INVESTMENT INCOME (LOSS)..........................................        14,892               695               54
                                                                           ---------         ---------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................        88,799            23,376              426
   Net realized gain (loss) distribution from the Portfolios..........            --                --               --
                                                                           ---------         ---------          -------
  Net realized gain (loss) on investments.............................        88,799            23,376              426
                                                                           ---------         ---------          -------

  Net change in unrealized appreciation (depreciation) of investments.      (129,412)         (105,206)          (2,105)
                                                                           ---------         ---------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (40,613)          (81,830)          (1,679)
                                                                           ---------         ---------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ (25,721)        $ (81,135)         $(1,625)
                                                                           =========         =========          =======

                                                                       AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP
                                                                       CORE MANAGED  GROWTH MANAGED VALUE MANAGED
                                                                        VOLATILITY*   VOLATILITY*    VOLATILITY*
                                                                       ------------- -------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $     --      $   9,788     $   150,502
  Expenses:
   Asset-based charges and direct operating expenses..................         --            838           2,053
                                                                         --------      ---------     -----------

NET INVESTMENT INCOME (LOSS)..........................................         --          8,950         148,449
                                                                         --------      ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     32,112        439,407         623,462
   Net realized gain (loss) distribution from the Portfolios..........         --        149,374              --
                                                                         --------      ---------     -----------
  Net realized gain (loss) on investments.............................     32,112        588,781         623,462
                                                                         --------      ---------     -----------

  Net change in unrealized appreciation (depreciation) of investments.    (30,624)      (447,410)     (1,154,100)
                                                                         --------      ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      1,488        141,371        (530,638)
                                                                         --------      ---------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $  1,488      $ 150,321     $  (382,189)
                                                                         ========      =========     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       AXA MID CAP VALUE
                                                                            MANAGED      AXA MODERATE  AXA MODERATE-
                                                                          VOLATILITY*    ALLOCATION*  PLUS ALLOCATION*
                                                                       ----------------- ------------ ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $  63,253     $   161,412     $  14,373
  Expenses:
   Asset-based charges and direct operating expenses..................         1,986           4,487           329
                                                                           ---------     -----------     ---------

NET INVESTMENT INCOME (LOSS)..........................................        61,267         156,925        14,044
                                                                           ---------     -----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       411,919         178,363         7,025
   Net realized gain (loss) distribution from the Portfolios..........            --         693,865        68,880
                                                                           ---------     -----------     ---------
  Net realized gain (loss) on investments.............................       411,919         872,228        75,905
                                                                           ---------     -----------     ---------

  Net change in unrealized appreciation (depreciation) of investments.      (747,242)     (1,196,178)     (112,842)
                                                                           ---------     -----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      (335,323)       (323,950)      (36,937)
                                                                           ---------     -----------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $(274,056)    $  (167,025)    $ (22,893)
                                                                           =========     ===========     =========

                                                                       AXA/AB SMALL CHARTER/SM/ MULTI- CHARTER/SM/ SMALL
                                                                       CAP GROWTH*    SECTOR BOND*       CAP VALUE*
                                                                       ------------ ----------------   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $    277       $ 14,798          $    350
  Expenses:
   Asset-based charges and direct operating expenses..................        223            198                --
                                                                         --------       --------          --------

NET INVESTMENT INCOME (LOSS)..........................................         54         14,600               350
                                                                         --------       --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      7,638         (5,202)           18,978
   Net realized gain (loss) distribution from the Portfolios..........     66,006             --                --
                                                                         --------       --------          --------
  Net realized gain (loss) on investments.............................     73,644         (5,202)           18,978
                                                                         --------       --------          --------

  Net change in unrealized appreciation (depreciation) of investments.    (88,857)       (16,249)          (28,140)
                                                                         --------       --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (15,213)       (21,451)           (9,162)
                                                                         --------       --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(15,159)      $ (6,851)         $ (8,812)
                                                                         ========       ========          ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       EQ/BLACKROCK    EQ/BOSTON     EQ/CALVERT  EQ/CAPITAL
                                                                       BASIC VALUE  ADVISORS EQUITY   SOCIALLY    GUARDIAN
                                                                         EQUITY*        INCOME*     RESPONSIBLE* RESEARCH*
                                                                       ------------ --------------- ------------ ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $  1,086      $  5,380      $  23,760   $  43,510
  Expenses:
   Asset-based charges and direct operating expenses..................         --            72            563       1,782
                                                                         --------      --------      ---------   ---------

NET INVESTMENT INCOME (LOSS)..........................................      1,086         5,308         23,197      41,728
                                                                         --------      --------      ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      5,024       (13,640)       316,318     559,201
   Net realized gain (loss) distribution from the Portfolios..........         --        28,867        245,584          --
                                                                         --------      --------      ---------   ---------
  Net realized gain (loss) on investments.............................      5,024        15,227        561,902     559,201
                                                                         --------      --------      ---------   ---------

  Net change in unrealized appreciation (depreciation) of investments.    (10,722)      (24,471)      (571,837)   (433,987)
                                                                         --------      --------      ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (5,698)       (9,244)        (9,935)    125,214
                                                                         --------      --------      ---------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ (4,612)     $ (3,936)     $  13,262   $ 166,942
                                                                         ========      ========      =========   =========

                                                                       EQ/EQUITY 500 EQ/GAMCO MERGERS
                                                                          INDEX*     AND ACQUISITIONS*
                                                                       ------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $   384,047       $    --
  Expenses:
   Asset-based charges and direct operating expenses..................        6,113            29
                                                                        -----------       -------

NET INVESTMENT INCOME (LOSS)..........................................      377,934           (29)
                                                                        -----------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    1,816,257           (16)
   Net realized gain (loss) distribution from the Portfolios..........      428,857         5,903
                                                                        -----------       -------
  Net realized gain (loss) on investments.............................    2,245,114         5,887
                                                                        -----------       -------

  Net change in unrealized appreciation (depreciation) of investments.   (2,436,673)       (2,689)
                                                                        -----------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (191,559)        3,198
                                                                        -----------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $   186,375       $ 3,169
                                                                        ===========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                       EQ/GAMCO SMALL EQ/INTERMEDIATE  EQ/INTERNATIONAL
                                                                       COMPANY VALUE* GOVERNMENT BOND*  EQUITY INDEX*
                                                                       -------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $  15,397        $ 23,957        $ 249,089
  Expenses:
   Asset-based charges and direct operating expenses..................         673             904            2,654
                                                                         ---------        --------        ---------

NET INVESTMENT INCOME (LOSS)..........................................      14,724          23,053          246,435
                                                                         ---------        --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     141,034          16,165         (438,828)
   Net realized gain (loss) distribution from the Portfolios..........     148,606           4,470               --
                                                                         ---------        --------        ---------
  Net realized gain (loss) on investments.............................     289,640          20,635         (438,828)
                                                                         ---------        --------        ---------

  Net change in unrealized appreciation (depreciation) of investments.    (470,211)        (30,649)           6,747
                                                                         ---------        --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (180,571)        (10,014)        (432,081)
                                                                         ---------        --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(165,847)       $ 13,039        $(185,646)
                                                                         =========        ========        =========

                                                                                                          EQ/MFS
                                                                       EQ/JPMORGAN VALUE EQ/LARGE CAP  INTERNATIONAL
                                                                        OPPORTUNITIES*   GROWTH INDEX*    GROWTH*
                                                                       ----------------- ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................      $ 1,076        $  5,009       $ 2,412
  Expenses:
   Asset-based charges and direct operating expenses..................           --             100           103
                                                                            -------        --------       -------

NET INVESTMENT INCOME (LOSS)..........................................        1,076           4,909         2,309
                                                                            -------        --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................          875          (3,069)       (4,936)
   Net realized gain (loss) distribution from the Portfolios..........           --          50,318         5,640
                                                                            -------        --------       -------
  Net realized gain (loss) on investments.............................          875          47,249           704
                                                                            -------        --------       -------

  Net change in unrealized appreciation (depreciation) of investments.       (2,816)        (40,710)          (81)
                                                                            -------        --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (1,941)          6,539           623
                                                                            -------        --------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $  (865)       $ 11,448       $ 2,932
                                                                            =======        ========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       EQ/MID CAP EQ/MONEY EQ/MORGAN STANLEY EQ/PIMCO ULTRA
                                                                         INDEX*   MARKET*   MID CAP GROWTH*   SHORT BOND*
                                                                       ---------- -------- ----------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $  5,862  $    --      $     --         $ 10,039
  Expenses:
   Asset-based charges and direct operating expenses..................       118    3,383            34              507
                                                                        --------  -------      --------         --------

NET INVESTMENT INCOME (LOSS)..........................................     5,744   (3,383)          (34)           9,532
                                                                        --------  -------      --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    16,504      (30)      (14,107)         (10,336)
   Net realized gain (loss) distribution from the Portfolios..........        --       75         3,257               --
                                                                        --------  -------      --------         --------
  Net realized gain (loss) on investments.............................    16,504       45       (10,850)         (10,336)
                                                                        --------  -------      --------         --------

  Net change in unrealized appreciation (depreciation) of investments.   (38,272)    (230)          603           (5,432)
                                                                        --------  -------      --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (21,768)    (185)      (10,247)         (15,768)
                                                                        --------  -------      --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $(16,024) $(3,568)     $(10,281)        $ (6,236)
                                                                        ========  =======      ========         ========

                                                                       EQ/QUALITY EQ/SMALL COMPANY
                                                                       BOND PLUS*      INDEX*
                                                                       ---------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................    $ 78       $  42,367
  Expenses:
   Asset-based charges and direct operating expenses..................       4           1,172
                                                                          ----       ---------

NET INVESTMENT INCOME (LOSS)..........................................      74          41,195
                                                                          ----       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      12         237,733
   Net realized gain (loss) distribution from the Portfolios..........      --         369,294
                                                                          ----       ---------
  Net realized gain (loss) on investments.............................      12         607,027
                                                                          ----       ---------

  Net change in unrealized appreciation (depreciation) of investments.     (67)       (842,157)
                                                                          ----       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (55)       (235,130)
                                                                          ----       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $ 19       $(193,935)
                                                                          ====       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER MULTIMANAGER
                                                                        GROWTH STOCK*   OMEGA GROWTH*   CORE BOND*  TECHNOLOGY*
                                                                       ---------------- -------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $     --        $     --      $ 26,678    $      --
  Expenses:
   Asset-based charges and direct operating expenses..................           97              59           302        1,081
                                                                           --------        --------      --------    ---------

NET INVESTMENT INCOME (LOSS)..........................................          (97)            (59)       26,376       (1,081)
                                                                           --------        --------      --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       45,742          (6,596)      (13,766)     362,010
   Net realized gain (loss) distribution from the Portfolios..........       16,778          33,792            --      329,572
                                                                           --------        --------      --------    ---------
  Net realized gain (loss) on investments.............................       62,520          27,196       (13,766)     691,582
                                                                           --------        --------      --------    ---------

  Net change in unrealized appreciation (depreciation) of investments.      (26,733)        (21,311)      (14,469)    (396,663)
                                                                           --------        --------      --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       35,787           5,885       (28,235)     294,919
                                                                           --------        --------      --------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 35,690        $  5,826      $ (1,859)   $ 293,838
                                                                           ========        ========      ========    =========

                                                                       TARGET 2015 TARGET 2025
                                                                       ALLOCATION* ALLOCATION*
                                                                       ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $  25,158   $  33,040
  Expenses:
   Asset-based charges and direct operating expenses..................        573         603
                                                                        ---------   ---------

NET INVESTMENT INCOME (LOSS)..........................................     24,585      32,437
                                                                        ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      2,321      42,661
   Net realized gain (loss) distribution from the Portfolios..........     32,040      34,245
                                                                        ---------   ---------
  Net realized gain (loss) on investments.............................     34,361      76,906
                                                                        ---------   ---------

  Net change in unrealized appreciation (depreciation) of investments.   (101,199)   (163,640)
                                                                        ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (66,838)    (86,734)
                                                                        ---------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ (42,253)  $ (54,297)
                                                                        =========   =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       TARGET 2035 TARGET 2045  TARGET 2055
                                                                       ALLOCATION* ALLOCATION* ALLOCATION*(A)
                                                                       ----------- ----------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $  21,230   $  17,938     $   460
  Expenses:
   Asset-based charges and direct operating expenses..................        386         307           3
                                                                        ---------   ---------     -------

NET INVESTMENT INCOME (LOSS)..........................................     20,844      17,631         457
                                                                        ---------   ---------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     65,255      44,187          (8)
   Net realized gain (loss) distribution from the Portfolios..........     24,937      21,887          33
                                                                        ---------   ---------     -------
  Net realized gain (loss) on investments.............................     90,192      66,074          25
                                                                        ---------   ---------     -------

  Net change in unrealized appreciation (depreciation) of investments.   (140,669)   (111,882)     (2,265)
                                                                        ---------   ---------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (50,477)    (45,808)     (2,240)
                                                                        ---------   ---------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ (29,633)  $ (28,177)    $(1,783)
                                                                        =========   =========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 26, 2015.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                ALL ASSET          ALL ASSET
                                                                                            AGGRESSIVE-ALT 25*   GROWTH-ALT 20*
                                                                                            ----------------   -----------------
                                                                                              2015      2014     2015      2014
                                                                                            -------   -------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   569   $   280  $    605  $ 1,385
  Net realized gain (loss) on investments..................................................     938       556        29      665
  Net change in unrealized appreciation (depreciation) of investments......................  (3,209)     (566)   (4,310)  (2,271)
                                                                                            -------   -------  --------  -------

  Net increase (decrease) in net assets resulting from operations..........................  (1,702)      270    (3,676)    (221)
                                                                                            -------   -------  --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  27,566    12,595    21,783   23,598
  Transfers between Variable Investment Options including guaranteed interest account, net.  28,249     3,356     1,381   73,275
  Redemptions for contract benefits and terminations.......................................    (893)   (2,609)  (38,178)  (3,385)
  Contract maintenance charges.............................................................    (314)     (211)     (772)    (320)
                                                                                            -------   -------  --------  -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  54,608    13,131   (15,786)  93,168
                                                                                            -------   -------  --------  -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  52,906    13,401   (19,462)  92,947
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  22,319     8,918    94,171    1,224
                                                                                            -------   -------  --------  -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $75,225   $22,319  $ 74,709  $94,171
                                                                                            =======   =======  ========  =======

                                                                                            ALL ASSET MODERATE
                                                                                              GROWTH-ALT 15*
                                                                                            -----------------
                                                                                              2015     2014
                                                                                            -------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    63  $     71
  Net realized gain (loss) on investments..................................................      81       467
  Net change in unrealized appreciation (depreciation) of investments......................    (428)      (66)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from operations..........................    (284)      472
                                                                                            -------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,325     3,262
  Transfers between Variable Investment Options including guaranteed interest account, net.      --    25,632
  Redemptions for contract benefits and terminations.......................................  (1,092)  (26,416)
  Contract maintenance charges.............................................................     (62)     (131)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   3,171     2,347
                                                                                            -------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   2,887     2,819
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   4,441     1,622
                                                                                            -------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 7,328  $  4,441
                                                                                            =======  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                AXA AGGRESSIVE
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   24,736  $   39,076
  Net realized gain (loss) on investments..................................................    188,763     280,545
  Net change in unrealized appreciation (depreciation) of investments......................   (252,841)   (204,203)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (39,342)    115,418
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    345,553     368,513
  Transfers between Variable Investment Options including guaranteed interest account, net.   (138,794)        542
  Redemptions for contract benefits and terminations.......................................   (112,064)   (283,457)
  Contract maintenance charges.............................................................    (20,723)    (21,630)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     73,972      63,968
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     34,630     179,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,534,809   2,355,423
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,569,439  $2,534,809
                                                                                            ==========  ==========

                                                                                               AXA CONSERVATIVE
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   10,234  $   10,902
  Net realized gain (loss) on investments..................................................     20,441      55,372
  Net change in unrealized appreciation (depreciation) of investments......................    (35,207)    (28,387)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (4,532)     37,887
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    175,891     203,614
  Transfers between Variable Investment Options including guaranteed interest account, net.   (123,758)    (20,101)
  Redemptions for contract benefits and terminations.......................................    (67,950)   (446,274)
  Contract maintenance charges.............................................................    (13,259)    (14,860)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (29,076)   (277,621)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (33,608)   (239,734)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,306,736   1,546,470
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,273,128  $1,306,736
                                                                                            ==========  ==========

                                                                                             AXA CONSERVATIVE-PLUS
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    8,938  $    9,756
  Net realized gain (loss) on investments..................................................     39,302      74,613
  Net change in unrealized appreciation (depreciation) of investments......................    (57,421)    (55,412)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (9,181)     28,957
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    155,838     348,998
  Transfers between Variable Investment Options including guaranteed interest account, net.     13,131    (258,921)
  Redemptions for contract benefits and terminations.......................................    (70,271)   (347,235)
  Contract maintenance charges.............................................................    (10,907)    (12,113)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     87,791    (269,271)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     78,610    (240,314)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................    998,100   1,238,414
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,076,710  $  998,100
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                               AXA GLOBAL EQUITY
                                                                                              MANAGED VOLATILITY*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   14,892  $   18,611
  Net realized gain (loss) on investments..................................................     88,799     138,800
  Net change in unrealized appreciation (depreciation) of investments......................   (129,412)   (118,223)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (25,721)     39,188
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    170,698     218,865
  Transfers between Variable Investment Options including guaranteed interest account, net.   (129,733)    (86,882)
  Redemptions for contract benefits and terminations.......................................   (237,741)   (434,573)
  Contract maintenance charges.............................................................    (15,211)    (18,622)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (211,987)   (321,212)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (237,708)   (282,024)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,844,275   2,126,299
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,606,567  $1,844,275
                                                                                            ==========  ==========

                                                                                               AXA INTERNATIONAL
                                                                                                 CORE MANAGED
                                                                                                  VOLATILITY*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $      695  $   33,560
  Net realized gain (loss) on investments..................................................     23,376      79,394
  Net change in unrealized appreciation (depreciation) of investments......................   (105,206)   (273,537)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (81,135)   (160,583)
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    174,039     256,735
  Transfers between Variable Investment Options including guaranteed interest account, net.   (219,840)   (226,664)
  Redemptions for contract benefits and terminations.......................................   (399,041)   (485,947)
  Contract maintenance charges.............................................................    (16,800)    (24,023)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (461,642)   (479,899)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (542,777)   (640,482)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,398,423   3,038,905
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,855,646  $2,398,423
                                                                                            ==========  ==========

                                                                                            AXA INTERNATIONAL
                                                                                              VALUE MANAGED
                                                                                               VOLATILITY*
                                                                                            -----------------
                                                                                              2015     2014
                                                                                            -------  --------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    54  $    919
  Net realized gain (loss) on investments..................................................     426    19,670
  Net change in unrealized appreciation (depreciation) of investments......................  (2,105)  (22,736)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from operations..........................  (1,625)   (2,147)
                                                                                            -------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,399     2,492
  Transfers between Variable Investment Options including guaranteed interest account, net.    (673)       --
  Redemptions for contract benefits and terminations.......................................  (1,149)  (87,082)
  Contract maintenance charges.............................................................    (523)     (765)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........      54   (85,355)
                                                                                            -------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............     (23)       21
                                                                                            -------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (1,594)  (87,481)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  52,259   139,740
                                                                                            -------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $50,665  $ 52,259
                                                                                            =======  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                              AXA LARGE CAP
                                                                                               CORE MANAGED
                                                                                              VOLATILITY*(C)
                                                                                            -----------------
                                                                                              2015      2014
                                                                                            --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $     --  $   803
  Net realized gain (loss) on investments..................................................   32,112    3,955
  Net change in unrealized appreciation (depreciation) of investments......................  (30,624)   4,567
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from operations..........................    1,488    9,325
                                                                                            --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,919       --
  Transfers between Variable Investment Options including guaranteed interest account, net.  (92,053)      --
  Redemptions for contract benefits and terminations.......................................       --       --
  Contract maintenance charges.............................................................     (507)    (939)
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (90,641)    (939)
                                                                                            --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       (1)      --
                                                                                            --------  -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (89,154)   8,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   89,154   80,768
                                                                                            --------  -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $     --  $89,154
                                                                                            ========  =======

                                                                                                 AXA LARGE CAP
                                                                                                GROWTH MANAGED
                                                                                                VOLATILITY*(A)
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    8,950  $    6,345
  Net realized gain (loss) on investments..................................................    588,781     498,563
  Net change in unrealized appreciation (depreciation) of investments......................   (447,410)   (104,554)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    150,321     400,354
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    231,156     376,432
  Transfers between Variable Investment Options including guaranteed interest account, net.   (266,671)   (117,013)
  Redemptions for contract benefits and terminations.......................................   (621,153)   (800,384)
  Contract maintenance charges.............................................................    (27,950)    (32,395)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (684,618)   (573,360)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       (143)         --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (534,440)   (173,006)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  3,863,720   4,036,726
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $3,329,280  $3,863,720
                                                                                            ==========  ==========

                                                                                                  AXA LARGE CAP
                                                                                                  VALUE MANAGED
                                                                                                   VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   148,449  $   132,467
  Net realized gain (loss) on investments..................................................     623,462      362,737
  Net change in unrealized appreciation (depreciation) of investments......................  (1,154,100)     671,363
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (382,189)   1,166,567
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     576,243      730,601
  Transfers between Variable Investment Options including guaranteed interest account, net.    (526,514)    (136,113)
  Redemptions for contract benefits and terminations.......................................    (972,935)  (1,708,891)
  Contract maintenance charges.............................................................     (72,369)     (84,858)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (995,575)  (1,199,261)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (1,377,764)     (32,694)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  10,215,613   10,248,307
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 8,837,849  $10,215,613
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.
(c)AXA Large Cap Core Managed Volatility had no units at December 31, 2015, thus is not included in the Statement of Assets and Liabilities.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   AXA MID CAP
                                                                                                  VALUE MANAGED
                                                                                                   VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    61,267  $    50,532
  Net realized gain (loss) on investments..................................................     411,919      307,578
  Net change in unrealized appreciation (depreciation) of investments......................    (747,242)     580,746
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (274,056)     938,856
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     443,981      620,004
  Transfers between Variable Investment Options including guaranteed interest account, net.    (265,300)    (140,330)
  Redemptions for contract benefits and terminations.......................................  (1,295,296)  (1,052,417)
  Contract maintenance charges.............................................................     (67,440)     (79,343)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,184,055)    (652,086)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (1,458,111)     286,770
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   9,159,106    8,872,336
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 7,700,995  $ 9,159,106
                                                                                            ===========  ===========

                                                                                                  AXA MODERATE
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   156,925  $   199,609
  Net realized gain (loss) on investments..................................................     872,228    1,115,416
  Net change in unrealized appreciation (depreciation) of investments......................  (1,196,178)    (764,280)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (167,025)     550,745
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,473,215    4,045,268
  Transfers between Variable Investment Options including guaranteed interest account, net.    (737,608)    (413,412)
  Redemptions for contract benefits and terminations.......................................  (2,926,052)  (2,887,845)
  Contract maintenance charges.............................................................    (196,864)    (217,500)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     612,691      526,511
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     445,666    1,077,256
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  18,516,711   17,439,455
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $18,962,377  $18,516,711
                                                                                            ===========  ===========

                                                                                               AXA MODERATE-PLUS
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   14,044  $   16,205
  Net realized gain (loss) on investments..................................................     75,905      97,328
  Net change in unrealized appreciation (depreciation) of investments......................   (112,842)    (71,978)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (22,893)     41,555
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    354,437     306,057
  Transfers between Variable Investment Options including guaranteed interest account, net.     49,640      28,696
  Redemptions for contract benefits and terminations.......................................    (70,885)   (139,588)
  Contract maintenance charges.............................................................    (12,374)    (11,052)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    320,818     184,113
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          (3)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    297,925     225,665
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,255,591   1,029,926
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,553,516  $1,255,591
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                              AXA/AB SMALL CAP
                                                                                                   GROWTH*
                                                                                            --------------------
                                                                                               2015       2014
                                                                                            ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $      54  $     154
  Net realized gain (loss) on investments..................................................    73,644    149,614
  Net change in unrealized appreciation (depreciation) of investments......................   (88,857)  (128,566)
                                                                                            ---------  ---------

  Net increase (decrease) in net assets resulting from operations..........................   (15,159)    21,202
                                                                                            ---------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   117,950     87,099
  Transfers between Variable Investment Options including guaranteed interest account, net.    (5,020)   142,374
  Redemptions for contract benefits and terminations.......................................  (189,664)  (174,302)
  Contract maintenance charges.............................................................    (6,025)    (6,595)
                                                                                            ---------  ---------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (82,759)    48,576
                                                                                            ---------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        --          6
                                                                                            ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (97,918)    69,784
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   654,706    584,922
                                                                                            ---------  ---------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 556,788  $ 654,706
                                                                                            =========  =========

                                                                                                CHARTER/SM/
                                                                                             MULTI-SECTOR BOND*
                                                                                            -------------------
                                                                                              2015       2014
                                                                                            --------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $ 14,600  $  20,815
  Net realized gain (loss) on investments..................................................   (5,202)    (8,116)
  Net change in unrealized appreciation (depreciation) of investments......................  (16,249)     7,517
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from operations..........................   (6,851)    20,216
                                                                                            --------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  143,832    138,755
  Transfers between Variable Investment Options including guaranteed interest account, net.   76,316      4,355
  Redemptions for contract benefits and terminations.......................................  (93,231)  (170,729)
  Contract maintenance charges.............................................................   (7,094)    (7,812)
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  119,823    (35,431)
                                                                                            --------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --         --
                                                                                            --------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  112,972    (15,215)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  815,999    831,214
                                                                                            --------  ---------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $928,971  $ 815,999
                                                                                            ========  =========

                                                                                                CHARTER/SM/
                                                                                             SMALL CAP VALUE*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    350  $    207
  Net realized gain (loss) on investments..................................................   18,978    29,809
  Net change in unrealized appreciation (depreciation) of investments......................  (28,140)  (37,054)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................   (8,812)   (7,038)
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,610     1,178
  Transfers between Variable Investment Options including guaranteed interest account, net.  (46,902)       --
  Redemptions for contract benefits and terminations.......................................   (1,230)  (86,336)
  Contract maintenance charges.............................................................     (929)   (1,466)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (47,451)  (86,624)
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............      (22)       18
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (56,285)  (93,644)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  115,693   209,337
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 59,408  $115,693
                                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                               EQ/BLACKROCK
                                                                                               BASIC VALUE
                                                                                                 EQUITY*
                                                                                            -----------------
                                                                                              2015      2014
                                                                                            --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  1,086  $   949
  Net realized gain (loss) on investments..................................................    5,024    2,717
  Net change in unrealized appreciation (depreciation) of investments......................  (10,722)   4,417
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from operations..........................   (4,612)   8,083
                                                                                            --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    3,206    3,646
  Transfers between Variable Investment Options including guaranteed interest account, net.  (11,064)      --
  Redemptions for contract benefits and terminations.......................................       --   (6,444)
  Contract maintenance charges.............................................................     (971)  (1,025)
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (8,829)  (3,823)
                                                                                            --------  -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (13,441)   4,260
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   91,081   86,821
                                                                                            --------  -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 77,640  $91,081
                                                                                            ========  =======

                                                                                                 EQ/BOSTON
                                                                                              ADVISORS EQUITY
                                                                                                  INCOME*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  5,308  $  4,366
  Net realized gain (loss) on investments..................................................   15,227    35,787
  Net change in unrealized appreciation (depreciation) of investments......................  (24,471)  (19,370)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................   (3,936)   20,783
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   46,005    38,060
  Transfers between Variable Investment Options including guaranteed interest account, net.   16,294    30,221
  Redemptions for contract benefits and terminations.......................................  (13,990)  (32,390)
  Contract maintenance charges.............................................................   (2,586)   (2,308)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   45,723    33,583
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   41,787    54,366
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  291,580   237,214
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $333,367  $291,580
                                                                                            ========  ========

                                                                                                  EQ/CALVERT
                                                                                                   SOCIALLY
                                                                                                 RESPONSIBLE*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   23,197  $   20,346
  Net realized gain (loss) on investments..................................................    561,902     425,331
  Net change in unrealized appreciation (depreciation) of investments......................   (571,837)   (100,554)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     13,262     345,123
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    185,722     254,552
  Transfers between Variable Investment Options including guaranteed interest account, net.   (109,030)   (244,959)
  Redemptions for contract benefits and terminations.......................................   (548,186)   (457,084)
  Contract maintenance charges.............................................................    (18,634)    (22,575)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (490,128)   (470,066)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (476,866)   (124,943)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,734,351   2,859,294
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,257,485  $2,734,351
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                                  EQ/CAPITAL
                                                                                              GUARDIAN RESEARCH*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   41,728  $   50,410
  Net realized gain (loss) on investments..................................................    559,201     294,608
  Net change in unrealized appreciation (depreciation) of investments......................   (433,987)    379,857
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    166,942     724,875
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    511,376     466,349
  Transfers between Variable Investment Options including guaranteed interest account, net.   (217,874)   (253,972)
  Redemptions for contract benefits and terminations.......................................   (849,190)   (663,856)
  Contract maintenance charges.............................................................    (62,256)    (65,431)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (617,944)   (516,910)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        201        (201)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (450,801)    207,764
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  7,633,412   7,425,648
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $7,182,611  $7,633,412
                                                                                            ==========  ==========

                                                                                                    EQ/EQUITY
                                                                                                   500 INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   377,934  $   332,495
  Net realized gain (loss) on investments..................................................   2,245,114    1,212,435
  Net change in unrealized appreciation (depreciation) of investments......................  (2,436,673)   1,458,599
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................     186,375    3,003,529
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,740,670    2,539,620
  Transfers between Variable Investment Options including guaranteed interest account, net.    (127,199)     (73,515)
  Redemptions for contract benefits and terminations.......................................  (3,902,564)  (3,144,599)
  Contract maintenance charges.............................................................    (192,676)    (211,856)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (2,481,769)    (890,350)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           15
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,295,394)   2,113,194
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  25,587,459   23,474,265
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $23,292,065  $25,587,459
                                                                                            ===========  ===========

                                                                                                 EQ/GAMCO
                                                                                                MERGERS AND
                                                                                               ACQUISITIONS*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (29) $    (28)
  Net realized gain (loss) on investments..................................................    5,887     3,163
  Net change in unrealized appreciation (depreciation) of investments......................   (2,689)   (2,303)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................    3,169       832
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   15,743    10,837
  Transfers between Variable Investment Options including guaranteed interest account, net.   (2,068)  (73,560)
  Redemptions for contract benefits and terminations.......................................   (2,329)     (498)
  Contract maintenance charges.............................................................     (960)   (1,010)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   10,386   (64,231)
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   13,555   (63,399)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  115,447   178,846
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $129,002  $115,447
                                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                EQ/GAMCO SMALL
                                                                                                COMPANY VALUE*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   14,724  $    7,624
  Net realized gain (loss) on investments..................................................    289,640     454,155
  Net change in unrealized appreciation (depreciation) of investments......................   (470,211)   (363,990)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................   (165,847)     97,789
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    364,615     444,005
  Transfers between Variable Investment Options including guaranteed interest account, net.   (145,691)   (635,859)
  Redemptions for contract benefits and terminations.......................................   (306,679)   (356,069)
  Contract maintenance charges.............................................................    (23,312)    (29,634)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (111,067)   (577,557)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............     (2,400)         --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (279,314)   (479,768)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  3,064,558   3,544,326
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,785,244  $3,064,558
                                                                                            ==========  ==========

                                                                                                EQ/INTERMEDIATE
                                                                                               GOVERNMENT BOND*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   23,053  $   15,300
  Net realized gain (loss) on investments..................................................     20,635      25,269
  Net change in unrealized appreciation (depreciation) of investments......................    (30,649)     17,820
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     13,039      58,389
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    593,856     459,408
  Transfers between Variable Investment Options including guaranteed interest account, net.     25,398     212,482
  Redemptions for contract benefits and terminations.......................................   (620,515)   (606,207)
  Contract maintenance charges.............................................................    (34,227)    (37,974)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (35,488)     27,709
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         (8)         79
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (22,457)     86,177
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  3,957,727   3,871,550
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $3,935,270  $3,957,727
                                                                                            ==========  ==========

                                                                                                EQ/INTERNATIONAL
                                                                                                  EQUITY INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   246,435  $   349,049
  Net realized gain (loss) on investments..................................................    (438,828)  (1,018,986)
  Net change in unrealized appreciation (depreciation) of investments......................       6,747     (138,525)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (185,646)    (808,462)
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     946,190      908,165
  Transfers between Variable Investment Options including guaranteed interest account, net.    (366,044)    (181,894)
  Redemptions for contract benefits and terminations.......................................  (1,162,966)  (1,846,779)
  Contract maintenance charges.............................................................     (86,387)    (104,467)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (669,207)  (1,224,975)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           18
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (854,853)  (2,033,419)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  10,754,170   12,787,589
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 9,899,317  $10,754,170
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                             EQ/JPMORGAN VALUE
                                                                                              OPPORTUNITIES*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  1,076  $  1,090
  Net realized gain (loss) on investments..................................................      875       702
  Net change in unrealized appreciation (depreciation) of investments......................   (2,816)   12,154
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................     (865)   13,946
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................        2        --
  Transfers between Variable Investment Options including guaranteed interest account, net.   44,493        --
  Redemptions for contract benefits and terminations.......................................       --        --
  Contract maintenance charges.............................................................   (1,433)   (1,096)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   43,062    (1,096)
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   42,197    12,850
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  110,445    97,595
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $152,642  $110,445
                                                                                            ========  ========

                                                                                               EQ/LARGE CAP
                                                                                               GROWTH INDEX*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  4,909  $  2,038
  Net realized gain (loss) on investments..................................................   47,249    27,824
  Net change in unrealized appreciation (depreciation) of investments......................  (40,710)  (10,347)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................   11,448    19,515
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  110,482   123,370
  Transfers between Variable Investment Options including guaranteed interest account, net.  197,001   111,864
  Redemptions for contract benefits and terminations.......................................  (74,737)  (93,175)
  Contract maintenance charges.............................................................   (3,428)   (1,673)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  229,318   140,386
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  240,766   159,901
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  282,211   122,310
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $522,977  $282,211
                                                                                            ========  ========

                                                                                                   EQ/MFS
                                                                                               INTERNATIONAL
                                                                                                  GROWTH*
                                                                                            -------------------
                                                                                               2015      2014
                                                                                            ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   2,309  $  4,278
  Net realized gain (loss) on investments..................................................       704    21,769
  Net change in unrealized appreciation (depreciation) of investments......................       (81)  (48,462)
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from operations..........................     2,932   (22,415)
                                                                                            ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    75,297    52,736
  Transfers between Variable Investment Options including guaranteed interest account, net.    34,696    79,269
  Redemptions for contract benefits and terminations.......................................  (182,040)  (31,874)
  Contract maintenance charges.............................................................    (3,060)   (3,314)
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (75,107)   96,817
                                                                                            ---------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       (24)       25
                                                                                            ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (72,199)   74,427
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   449,868   375,441
                                                                                            ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 377,669  $449,868
                                                                                            =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014



                                                                                             EQ/MID CAP INDEX*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  5,744  $  3,303
  Net realized gain (loss) on investments..................................................   16,504    26,688
  Net change in unrealized appreciation (depreciation) of investments......................  (38,272)    3,514
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................  (16,024)   33,505
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   94,644   142,182
  Transfers between Variable Investment Options including guaranteed interest account, net.  165,512   165,647
  Redemptions for contract benefits and terminations.......................................  (80,559)  (63,967)
  Contract maintenance charges.............................................................   (4,376)   (3,073)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  175,221   240,789
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  159,197   274,294
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  489,887   215,593
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $649,084  $489,887
                                                                                            ========  ========


                                                                                                EQ/MONEY MARKET*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (3,383) $    (3,068)
  Net realized gain (loss) on investments..................................................          45           88
  Net change in unrealized appreciation (depreciation) of investments......................        (230)         (12)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................      (3,568)      (2,992)
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   6,229,062    5,949,155
  Transfers between Variable Investment Options including guaranteed interest account, net.     924,003     (955,761)
  Redemptions for contract benefits and terminations.......................................  (7,134,770)  (5,052,241)
  Contract maintenance charges.............................................................    (146,400)    (168,128)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (128,105)    (226,975)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          37           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (131,636)    (229,967)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  13,950,208   14,180,175
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $13,818,572  $13,950,208
                                                                                            ===========  ===========

                                                                                                 EQ/MORGAN
                                                                                              STANLEY MID CAP
                                                                                                  GROWTH*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (34) $    (20)
  Net realized gain (loss) on investments..................................................  (10,850)   18,460
  Net change in unrealized appreciation (depreciation) of investments......................      603   (15,027)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................  (10,281)    3,413
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   32,408    27,622
  Transfers between Variable Investment Options including guaranteed interest account, net.   17,648    93,465
  Redemptions for contract benefits and terminations.......................................  (55,657)   (6,262)
  Contract maintenance charges.............................................................   (1,063)     (867)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (6,664)  113,958
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (16,945)  117,371
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  150,016    32,645
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $133,071  $150,016
                                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   EQ/PIMCO
                                                                                               ULTRA SHORT BOND*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    9,532  $    9,330
  Net realized gain (loss) on investments..................................................    (10,336)     (4,744)
  Net change in unrealized appreciation (depreciation) of investments......................     (5,432)     (7,078)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (6,236)     (2,492)
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    264,870     411,224
  Transfers between Variable Investment Options including guaranteed interest account, net.   (164,102)   (264,823)
  Redemptions for contract benefits and terminations.......................................   (467,732)   (403,727)
  Contract maintenance charges.............................................................    (16,291)    (24,064)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (383,255)   (281,390)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        (20)         25
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (389,511)   (283,857)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,468,681   2,752,538
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,079,170  $2,468,681
                                                                                            ==========  ==========

                                                                                                EQ/QUALITY
                                                                                                BOND PLUS*
                                                                                            -----------------
                                                                                              2015     2014
                                                                                            -------  --------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    74  $    139
  Net realized gain (loss) on investments..................................................      12    (2,196)
  Net change in unrealized appreciation (depreciation) of investments......................     (67)    2,909
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from operations..........................      19       852
                                                                                            -------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      --        --
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,252)       --
  Redemptions for contract benefits and terminations.......................................      --   (36,878)
  Contract maintenance charges.............................................................    (104)     (321)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (2,356)  (37,199)
                                                                                            -------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............      --        --
                                                                                            -------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,337)  (36,347)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   9,406    45,753
                                                                                            -------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 7,069  $  9,406
                                                                                            =======  ========

                                                                                                   EQ/SMALL
                                                                                                COMPANY INDEX*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   41,195  $   38,764
  Net realized gain (loss) on investments..................................................    607,027   1,090,363
  Net change in unrealized appreciation (depreciation) of investments......................   (842,157)   (879,803)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................   (193,935)    249,324
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    486,363     526,792
  Transfers between Variable Investment Options including guaranteed interest account, net.   (253,712)   (621,356)
  Redemptions for contract benefits and terminations.......................................   (893,039)   (684,775)
  Contract maintenance charges.............................................................    (39,826)    (47,795)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (700,214)   (827,134)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (894,149)   (577,810)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  5,293,190   5,871,000
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $4,399,041  $5,293,190
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 EQ/T. ROWE
                                                                                            PRICE GROWTH STOCK*
                                                                                            -------------------
                                                                                               2015      2014
                                                                                            ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $     (97) $    (59)
  Net realized gain (loss) on investments..................................................    62,520    13,901
  Net change in unrealized appreciation (depreciation) of investments......................   (26,733)   11,694
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from operations..........................    35,690    25,536
                                                                                            ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    77,527    92,646
  Transfers between Variable Investment Options including guaranteed interest account, net.    47,693   168,907
  Redemptions for contract benefits and terminations.......................................  (150,884)  (38,028)
  Contract maintenance charges.............................................................    (3,208)   (2,764)
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (28,872)  220,761
                                                                                            ---------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        --        --
                                                                                            ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     6,818   246,297
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   415,085   168,788
                                                                                            ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 421,903  $415,085
                                                                                            =========  ========

                                                                                               EQ/WELLS FARGO
                                                                                               OMEGA GROWTH*
                                                                                            -------------------
                                                                                              2015       2014
                                                                                            --------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (59) $     (38)
  Net realized gain (loss) on investments..................................................   27,196     63,014
  Net change in unrealized appreciation (depreciation) of investments......................  (21,311)   (53,460)
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from operations..........................    5,826      9,516
                                                                                            --------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   83,351     61,810
  Transfers between Variable Investment Options including guaranteed interest account, net.   23,461    (26,803)
  Redemptions for contract benefits and terminations.......................................  (71,247)  (252,591)
  Contract maintenance charges.............................................................   (3,005)    (3,692)
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   32,560   (221,276)
                                                                                            --------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --          4
                                                                                            --------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   38,386   (211,756)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  417,856    629,612
                                                                                            --------  ---------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $456,242  $ 417,856
                                                                                            ========  =========

                                                                                                 MULTIMANAGER
                                                                                                  CORE BOND*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   26,376  $   17,434
  Net realized gain (loss) on investments..................................................    (13,766)     (8,275)
  Net change in unrealized appreciation (depreciation) of investments......................    (14,469)     16,626
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (1,859)     25,785
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    400,036     210,996
  Transfers between Variable Investment Options including guaranteed interest account, net.    487,342     175,573
  Redemptions for contract benefits and terminations.......................................   (304,780)   (125,608)
  Contract maintenance charges.............................................................    (10,317)     (7,285)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    572,281     253,676
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    570,422     279,461
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,058,625     779,164
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,629,047  $1,058,625
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 MULTIMANAGER
                                                                                                  TECHNOLOGY*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (1,081) $     (914)
  Net realized gain (loss) on investments..................................................    691,582     791,704
  Net change in unrealized appreciation (depreciation) of investments......................   (396,663)   (244,342)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    293,838     546,448
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    358,375     888,183
  Transfers between Variable Investment Options including guaranteed interest account, net.   (375,154)     72,040
  Redemptions for contract benefits and terminations.......................................   (475,386)   (617,477)
  Contract maintenance charges.............................................................    (35,888)    (38,773)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (528,053)    303,973
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (234,215)    850,421
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  4,798,253   3,947,832
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $4,564,038  $4,798,253
                                                                                            ==========  ==========

                                                                                                  TARGET 2015
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   24,585  $   29,889
  Net realized gain (loss) on investments..................................................     34,361     435,600
  Net change in unrealized appreciation (depreciation) of investments......................   (101,199)   (395,052)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (42,253)     70,437
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     86,372     545,158
  Transfers between Variable Investment Options including guaranteed interest account, net.    300,394     207,279
  Redemptions for contract benefits and terminations.......................................   (790,489)   (598,559)
  Contract maintenance charges.............................................................    (20,597)    (22,809)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (424,320)    131,069
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          (4)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (466,573)    201,502
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,529,528   2,328,026
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,062,955  $2,529,528
                                                                                            ==========  ==========

                                                                                                  TARGET 2025
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   32,437  $   31,743
  Net realized gain (loss) on investments..................................................     76,906     495,467
  Net change in unrealized appreciation (depreciation) of investments......................   (163,640)   (404,840)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (54,297)    122,370
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    426,659     973,126
  Transfers between Variable Investment Options including guaranteed interest account, net.     (4,760)     66,457
  Redemptions for contract benefits and terminations.......................................   (385,252)   (993,371)
  Contract maintenance charges.............................................................    (21,812)    (26,727)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     14,835      19,485
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (39,462)    141,855
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,617,769   2,475,914
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,578,307  $2,617,769
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                  TARGET 2035
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   20,844  $   20,594
  Net realized gain (loss) on investments..................................................     90,192     235,306
  Net change in unrealized appreciation (depreciation) of investments......................   (140,669)   (189,521)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (29,633)     66,379
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    473,611     430,429
  Transfers between Variable Investment Options including guaranteed interest account, net.   (200,836)     19,447
  Redemptions for contract benefits and terminations.......................................   (238,123)   (204,392)
  Contract maintenance charges.............................................................    (13,992)    (14,856)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     20,660     230,628
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     (8,973)    297,007
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,654,545   1,357,538
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,645,572  $1,654,545
                                                                                            ==========  ==========

                                                                                                  TARGET 2045
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   17,631  $   16,036
  Net realized gain (loss) on investments..................................................     66,074     179,956
  Net change in unrealized appreciation (depreciation) of investments......................   (111,882)   (142,572)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (28,177)     53,420
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    378,976     255,962
  Transfers between Variable Investment Options including guaranteed interest account, net.     22,072      34,274
  Redemptions for contract benefits and terminations.......................................   (265,337)   (156,900)
  Contract maintenance charges.............................................................    (11,727)    (11,465)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    123,984     121,871
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     95,807     175,291
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,237,298   1,062,007
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,333,105  $1,237,298
                                                                                            ==========  ==========

                                                                                             TARGET 2055
                                                                                            ALLOCATION*(B)
                                                                                            --------------
                                                                                                 2015
                                                                                            --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................................................    $   457
  Net realized gain (loss) on investments..................................................         25
  Net change in unrealized appreciation (depreciation) of investments......................     (2,265)
                                                                                               -------

  Net increase (decrease) in net assets resulting from operations..........................     (1,783)
                                                                                               -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      3,170
  Transfers between Variable Investment Options including guaranteed interest account, net.     31,248
  Redemptions for contract benefits and terminations.......................................         --
  Contract maintenance charges.............................................................       (106)
                                                                                               -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     34,312
                                                                                               -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     32,529
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................         --
                                                                                               -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................    $32,529
                                                                                               =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(b)Units were made available on May 26, 2015.

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP"), and Retirement Investment Account ("RIA") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 45 Variable Investment Options. The Account invests in shares of mutual funds of AXA Premier VIP Trust ("VIP") and EQ Advisors Trust ("EQAT") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------

                                       AXA Global Equity Managed Volatility   EQ/Large Cap Growth Index
                                       AXA International Core Managed         EQ/Mid Cap Index
                                       Volatility                             EQ/Money Market
                                       AXA International Value Managed        EQ/Quality Bond PLUS
                                       Volatility                             EQ/T. Rowe Price Growth Stock
                                       AXA Large Cap Core Managed Volatility  EQ/Wells Fargo Omega Growth
                                       AXA Large Cap Growth Managed           Multimanager Technology
                                       Volatility                             AXA PREMIER VIP TRUST*
                                       AXA Large Cap Value Managed Volatility Charter/SM/ Multi-Sector Bond
                                       AXA Mid Cap Value Managed Volatility   Charter/SM/ Small Cap Value
                                       AXA/AB Small Cap Growth/(1)/
                                       EQ/BlackRock Basic Value Equity
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/JPMorgan Value Opportunities

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       All Asset Aggressive - Alt 25          AXA Aggressive Allocation
                                       All Asset Growth - Alt 20              AXA Conservative Allocation
                                       All Asset Moderate Growth - Alt 15     AXA Conservative-Plus Allocation
                                       AXA Global Equity Managed Volatility   AXA Moderate Allocation
                                       AXA International Core Managed         AXA Moderate-Plus Allocation
                                       Volatility                             Charter/SM/ Multi-Sector Bond
                                       AXA Large Cap Growth Managed           Target 2015 Allocation
                                       Volatility                             Target 2025 Allocation
                                       AXA Large Cap Value Managed Volatility Target 2035 Allocation
                                       AXA Mid Cap Value Managed Volatility   Target 2045 Allocation
                                       AXA/AB Small Cap Growth/(1)/           Target 2055 Allocation
                                       EQ/Boston Advisors Equity Income
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Mergers and Acquisitions
                                       EQ/GAMCO Small Company Value
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Money Market
                                       EQ/Morgan Stanley Mid Cap Growth
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       EQ/Wells Fargo Omega Growth
                                       Multimanager Core Bond
                                       Multimanager Technology

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

1. Organization (Concluded)

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account
   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.
  (1)Formerly known as EQ/AllianceBernstein Small Cap Growth

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNTS NO. 10, 4 AND 3:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Continued)


   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2015, the average monthly notional value of futures contracts held in Separate Account No. 4 was $578,119. All futures contracts were related to equity contracts. For the year ended December 31, 2015, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2015. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Continued)


   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNT NO. 66:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Concluded)


   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                                     FAIR VALUE MEASUREMENTS
                                                      AT DECEMBER 31, 2015
                                               -----------------------------------
                                                             LEVEL 1
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT      ACCOUNT     ACCOUNT
                                               NO. 10/(1)/ NO. 4/(1)/  NO. 3/(1)/
                                               ----------- ----------- -----------
ASSETS
Investments:
Common stocks
  Consumer discretionary...................... $ 1,721,365 $17,517,503 $ 6,255,483
  Consumer staples............................     878,745   9,202,128     692,368
  Energy......................................     505,166     419,992     246,131
  Financials..................................   1,849,254   4,543,604   2,996,106
  Health Care.................................   1,371,484  14,052,418   3,694,953
  Industrials.................................     808,920   8,791,703          --
  Materials & processing......................     328,644   2,840,301     509,631
  Producer durables...........................          --          --   3,632,684
  Technology..................................   2,173,968  22,948,921   3,803,937
  Telecommunication services..................     176,521   1,673,187          --
  Utilities...................................     334,035      28,130     361,548
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................  10,148,102  82,017,887  22,192,841
  Futures Contracts...........................          --     305,310          --
  Rights......................................         883          --          --
                                               ----------- ----------- -----------
  TOTAL LEVEL 1............................... $10,148,985 $82,323,197 $22,192,841
                                               =========== =========== ===========

                                                             LEVEL 2
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT      ACCOUNT     ACCOUNT
                                               NO. 10/(1)/ NO. 4/(1)/  NO. 3/(1)/
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate................................... $ 2,971,354 $        -- $        --
  U.S. Treasury, government and agency........   4,891,108          --          --
  States and political subdivision............      36,407          --          --
  Foreign governments.........................      90,798          --          --
  Commercial mortgage-backed..................     367,131          --          --
  Residential mortgage-backed.................   2,363,345          --          --
  Asset-backed................................     132,272          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  10,852,415          --          --
                                               ----------- ----------- -----------
Common stocks
  Consumer discretionary......................     747,570          --          --
  Consumer staples............................     861,487          --          --
  Energy......................................     361,542          --          --
  Financials..................................   1,296,875          --          --
  Health care.................................     784,599          --          --
  Industrials.................................     711,638          --          --
  Materials & processing......................     420,924          --          --
  Technology..................................     174,430          --          --
  Telecommunication services..................     341,177          --          --
  Utilities...................................     212,291          --          --
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................   5,912,533          --          --
                                               =========== =========== ===========
   TOTAL LEVEL 2.............................. $16,764,948 $        -- $        --
                                               =========== =========== ===========

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

3. Fair Value Disclosures (Concluded)

                                                         LEVEL 3
                                              ------------------------------
                                               SEPARATE   SEPARATE   SEPARATE
                                               ACCOUNT     ACCOUNT    ACCOUNT
                                              NO. 10/(1)/ NO. 4/(1)/ NO. 3/(1)/
                                              ----------  ---------  ---------
ASSETS
Investments:
Fixed Maturities, available for sale
  Commercial mortgage-backed.................    $35,860        $--        $--
  Asset-backed...............................     25,148         --         --
                                                 -------        ---        ---
TOTAL LEVEL 3................................    $61,008        $--        $--
                                                 =======        ===        ===

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2015:

                                                            LEVEL 3 INSTRUMENTS
                                                          FAIR VALUE MEASUREMENTS
                                                          SEPARATE ACCOUNT NO. 10
                                              -----------------------------------------------
                                                FIXED MATURITIES    COMMON STOCK
                                              --------------------  ------------
                                              COMMERCIAL
                                              MORTGAGE-    ASSET-                    TOTAL
                                                BACKED     BACKED   INDUSTRIALS   INVESTMENTS
                                              ----------  --------  ------------  -----------
BALANCE, DECEMBER 31, 2014...................    $37,567  $ 63,646         $ 224     $101,437
Total gains (losses) realized and
  unrealized, included in:
Earnings as:
  Net amortization/accretion.................        (42)       39            --           (3)
                                                 -------  --------         -----     --------
   SUBTOTAL..................................     37,525    63,685           224      101,434
                                                 -------  --------         -----     --------
  Change in unrealized gain..................      3,798        67             2        3,867
  Purchases..................................         --        --            --           --
  Sales......................................         --        --          (226)        (226)
  Settlements................................     (5,463)   (6,635)           --      (12,098)
  Transfers out/(2)/.........................         --   (31,969)           --      (31,969)
                                                 -------  --------         -----     --------
BALANCE, DECEMBER 31, 2015...................    $35,860  $ 25,148         $  --     $ 61,008
                                                 =======  ========         =====     ========

   ----------
  (1)For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.
  (2)For the year ended December 31, 2015, an asset-backed security transferred from level 3 to level 2 due to changes in observability of market data at the measurement date.

   The table below details the changes in unrealized gains for 2015 by category for Level 3 assets still held at December 31, 2015:

                                               SEPARATE ACCOUNT
                                                    NO. 10
                                               ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT
  DECEMBER 31, 2015
Change in unrealized gains or losses
Fixed maturities, available for sale:
  Commercial mortgage-backed..................           $3,798
  Asset-backed................................               67
                                                         ------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.            3,865
                                                         ------
Common Stocks:
  Financials..................................                2
                                                         ------
TOTAL.........................................           $3,867
                                                         ======

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

4. Purchases and Sales of Portfolios

   Investment Security Transactions:

   For the year ended December 31, 2015, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $35,103,311   $6,032,192     $36,692,380   $7,427,445
Separate Account No. 4.......................      17,214,855           --      30,118,005           --
Separate Account No. 3.......................      19,107,087           --      22,173,937           --

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2015 were as follows for Separate Account No. 66:

                                              PURCHASES    SALES
                                              ---------- ----------
ALL ASSET AGGRESSIVE-ALT 25.................. $   59,106 $    3,219
ALL ASSET GROWTH-ALT 20......................     25,637     38,193
ALL ASSET MODERATE GROWTH-ALT 15.............      4,438      1,135
AXA AGGRESSIVE ALLOCATION....................    529,311    271,625
AXA CONSERVATIVE ALLOCATION..................    266,955    262,101
AXA CONSERVATIVE-PLUS ALLOCATION.............    290,022    155,742
AXA GLOBAL EQUITY MANAGED VOLATILITY.........    167,446    364,586
AXA INTERNATIONAL CORE MANAGED VOLATILITY....    158,518    619,567
AXA INTERNATIONAL VALUE MANAGED VOLATILITY...      2,338      2,230
AXA LARGE CAP CORE MANAGED VOLATILITY........         --     90,641
AXA LARGE CAP GROWTH MANAGED VOLATILITY......    481,018  1,007,376
AXA LARGE CAP VALUE MANAGED VOLATILITY.......    586,045  1,433,283
AXA MID CAP VALUE MANAGED VOLATILITY.........    456,942  1,579,840
AXA MODERATE ALLOCATION......................  4,310,816  2,847,303
AXA MODERATE-PLUS ALLOCATION.................    540,784    137,021
AXA/AB SMALL CAP GROWTH......................    240,851    257,530
CHARTER/SM/ MULTI-SECTOR BOND................    240,367    105,960
CHARTER/SM/ SMALL CAP VALUE..................      1,017     48,118
EQ/BLACKROCK BASIC VALUE EQUITY..............      4,302     12,045
EQ/BOSTON ADVISORS EQUITY INCOME.............    279,736    199,832
EQ/CALVERT SOCIALLY RESPONSIBLE..............    485,740    707,143
EQ/CAPITAL GUARDIAN RESEARCH.................    518,922  1,095,169
EQ/EQUITY 500 INDEX..........................  2,346,967  4,022,016
EQ/GAMCO MERGERS AND ACQUISITIONS............     21,489      5,229
EQ/GAMCO SMALL COMPANY VALUE.................    510,445    460,653
EQ/INTERMEDIATE GOVERNMENT BOND..............    995,091  1,003,119
EQ/INTERNATIONAL EQUITY INDEX................  1,082,474  1,505,463
EQ/JPMORGAN VALUE OPPORTUNITIES..............     45,464      1,326
EQ/LARGE CAP GROWTH INDEX....................    555,907    271,328
EQ/MFS INTERNATIONAL GROWTH..................    123,600    190,749
EQ/MID CAP INDEX.............................    277,901     96,912
EQ/MONEY MARKET..............................  8,395,347  8,526,931
EQ/MORGAN STANLEY MID CAP GROWTH.............     71,930     75,365
EQ/PIMCO ULTRA SHORT BOND....................    326,797    700,605
EQ/QUALITY BOND PLUS.........................         79      2,361
EQ/SMALL COMPANY INDEX.......................    798,992  1,088,810
EQ/T. ROWE PRICE GROWTH STOCK................    292,785    304,955
EQ/WELLS FARGO OMEGA GROWTH..................    182,342    116,042
MULTIMANAGER CORE BOND.......................  1,021,444    422,729
MULTIMANAGER TECHNOLOGY......................    706,969    906,502

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

4. Purchases and Sales of Portfolios (Concluded)

                                                   PURCHASES  SALES
                                                   --------- --------
TARGET 2015 ALLOCATION............................ $508,721  $876,431
TARGET 2025 ALLOCATION............................  538,194   456,719
TARGET 2035 ALLOCATION............................  492,584   426,124
TARGET 2045 ALLOCATION............................  401,348   237,823
TARGET 2055 ALLOCATION............................   34,909       106

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. All share classes issued by the Trusts are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of the Trusts. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios. FMG LLC either oversees the activities of the investment advisors with respect to the Portfolios, and is responsible for retaining or discontinuing the services of those advisors, or are directly managing the Portfolios. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.14% to a high of 1.31% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the AXA/AB Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Reorganizations

   In 2014, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

6. Reorganizations (Concluded)

   In June 2014, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2014 were treated as mergers.

----------------------------------------------------------------------------
                          REMOVED PORTFOLIO     SURVIVING PORTFOLIO
----------------------------------------------------------------------------
 JUNE 20, 2014            EQ/EQUITY GROWTH PLUS AXA LARGE CAP GROWTH MANAGED
                                                VOLATILITY
----------------------------------------------------------------------------
Shares -- Class B              4                  1,226
Value -- Class B          $21.71                $ 25.54
Net Assets Before Merger  $   80                $31,236
Net Assets After Merger   $   --                $31,316
Unrealized Gain           $    2
----------------------------------------------------------------------------

7. Contractowner Charges

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Portfolio units or
   (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Contractowner Charges (Continued)


   MRP

   Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Contractowner Charges (Concluded)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

8. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, 2015 and December 31, 2014, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                  ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                    BALANCED FUND           COMMON STOCK FUND        MID CAP GROWTH FUND
              ------------------------  ------------------------- ------------------------
              DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                  2015         2014         2015         2014         2015         2014
              ------------ ------------ ------------ ------------ ------------ ------------
RIA
Issued.......      --           --           --           --           --           --
Redeemed.....      (2)          (3)          --           --           --           (1)
                   --           --           --           --           --           --
Net Decrease.      (2)          (3)          --           --           --           (1)
                   ==           ==           ==           ==           ==           ==

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Changes in Units Outstanding (Continued)


                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND          GROWTH EQUITY FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2015         2014         2015         2014         2015         2014
               ------------ ------------ ------------ ------------ ------------ ------------
MRP
Issued........      23           30            4            8           12           16
Redeemed......     (70)         (63)         (12)         (12)         (36)         (41)
                   ---          ---          ---          ---          ---          ---
Net Decrease..     (47)         (33)          (8)          (4)         (24)         (25)
                   ===          ===          ===          ===          ===          ===

                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND
               ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2015         2014         2015         2014
               ------------ ------------ ------------ ------------
EPP
Issued........      --           --           --           --
Redeemed......      --           --           --           --
                   ---          ---          ---          ---
Net Decrease..      --           --           --           --
                   ===          ===          ===          ===

                                                                     MID CAP GROWTH STOCK
                   BALANCED ACCOUNT        GROWTH STOCK ACCOUNT             ACCOUNT
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2015         2014         2015         2014         2015         2014
               ------------ ------------ ------------ ------------ ------------ ------------
INSTITUTIONAL
Issued........      --           --           --           --           --           --
Redeemed......      --           --           --           --           --           --
                   ---          ---          ---          ---          ---          ---
Net Decrease..      --           --           --           --           --           --
                   ===          ===          ===          ===          ===          ===

   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNT NO. 66:

                                             AXA              AXA
                            AXA GLOBAL    INTERNATIONAL    INTERNATIONAL
                             EQUITY         CORE             VALUE       AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP
                             MANAGED       MANAGED          MANAGED      CORE MANAGED  GROWTH MANAGED VALUE MANAGED
                            VOLATILITY    VOLATILITY       VOLATILITY    VOLATILITY    VOLATILITY     VOLATILITY
                            ------------  ------------     ------------  ------------  -------------- ------------
                            2015   2014   2015      2014   2015   2014   2015   2014   2015    2014   2015   2014
                            ----   ----   ----      ----   ----   ----   ----   ----   ----    ----   ----   ----
RIA
Net Issued.................  --     --     --        --     --     --     --     --     --      --     --      1
Net Redeemed...............  --     --     --        (1)    --     (1)    (1)    --     --      --     --     (4)
                             --     --     --        --     --     --     --     --     --      --     --     --
Net Increase /(Decreased)..  --     --     --        (1)    --     (1)    (1)    --     --      --     --     (3)
                             ==     ==     ==        ==     ==     ==     ==     ==     ==      ==     ==     ==

                            AXA MID CAP                    CHARTER/SM    CHARTER/SM/   EQ/BLACKROCK   EQ/CALVERT
                            VALUE MANAGED AXA/AB SMALL CAP /MULTI-SECTOR SMALL CAP     BASIC VALUE    SOCIALLY
                            VOLATILITY     GROWTH            BOND          VALUE        EQUITY        RESPONSIBLE
                            ------------  ------------     ------------  ------------  -------------- ------------
                            2015   2014   2015      2014   2015   2014   2015   2014   2015    2014   2015   2014
                            ----   ----   ----      ----   ----   ----   ----   ----   ----    ----   ----   ----
RIA
Net Issued.................  --     --     --        --     --     --     --     --     --      --     --     --
Net Redeemed...............  --     (1)    --        --     --     --     --     (1)    --      --     --     --
                             --     --     --        --     --     --     --     --     --      --     --     --
Net Increase /(Decreased)..  --     (1)    --        --     --     --     --     (1)    --      --     --     --
                             ==     ==     ==        ==     ==     ==     ==     ==     ==      ==     ==     ==

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Changes in Units Outstanding (Continued)

                            EQ/CAPITAL                      EQ/INTERMEDIATE                   EQ/JPMORGAN     EQ/LARGE CAP
                             GUARDIAN         EQ/EQUITY 500 GOVERNMENT       EQ/INTERNATIONAL   VALUE          GROWTH
                             RESEARCH            INDEX        BOND           EQUITY INDEX     OPPORTUNITIES     INDEX
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
RIA
Net Issued.................   --       --        1     --    --       --       --       --      1       --     --       --
Net Redeemed...............   --       --       --     --    --       --       (1)      (1)    --       --     --       --
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..   --       --        1     --    --       --       (1)      (1)     1       --     --       --
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                            EQ/MID CAP         EQ/MONEY     EQ/QUALITY       EQ/T. ROWE PRICE EQ/WELLS FARGO  MULTIMANAGER
                               INDEX            MARKET      BOND PLUS        GROWTH STOCK     OMEGA GROWTH    TECHNOLOGY
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
RIA
Net Issued.................   --       --        2     --    --       --       --       --     --       --     --       --
Net Redeemed...............   --       --       (2)    --    --       --       --       --     --       (1)    --       --
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..   --       --       --     --    --       --       --       --     --       (1)    --       --
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                                                            ALL ASSET                                            AXA
                             ALL ASSET         ALL ASSET    MODERATE         AXA AGGRESSIVE   AXA CONSERVATIVE CONSERVATIVE-
                            AGGRESSIVE-ALT 25 GROWTH-ALT 20 GROWTH-ALT 15    ALLOCATION       ALLOCATION      PLUS ALLOCATION
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................    4        1        2      8     1        2       29       34     19       26     20       30
Net Redeemed...............   --       --       (3)    --    --       (2)     (22)     (28)   (22)     (49)   (13)     (53)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..    4        1       (1)     8     1       --        7        6     (3)     (23)     7      (23)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===
                                                  AXA                        AXA LARGE CAP
                            AXA GLOBAL        INTERNATIONAL AXA LARGE CAP      GROWTH         AXA LARGE CAP   AXA MID CAP
                            EQUITY MANAGED    CORE MANAGED  CORE MANAGED       MANAGED        VALUE MANAGED   VALUE MANAGED
                            VOLATILITY        VOLATILITY    VOLATILITY       VOLATILITY       VOLATILITY      VOLATILITY
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................   10       24       12     20    --       --       32       59     23       48     16       27
Net Redeemed ..............  (24)     (38)     (47)   (48)   --       --     (100)    (122)   (74)     (86)   (64)     (50)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..  (14)     (14)     (35)   (28)   --       --      (68)     (63)   (51)     (38)   (48)     (23)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                                                  AXA                                         EQ/BOSTON       EQ/CALVERT
                            AXA MODERATE      MODERATE-PLUS AXA/AB SMALL CAP CHARTERSM MULTI- ADVISORS EQUITY SOCIALLY
                            ALLOCATION        ALLOCATION     GROWTH          SECTOR BOND       INCOME         RESPONSIBLE
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................  284      251       37     28    11       20       22       19     17       17     16       27
Net Redeemed .............. (233)    (205)     (11)   (13)  (10)      (6)     (10)     (23)   (13)     (15)   (52)     (65)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..   51       46       26     15     1       14       12       (4)     4        2    (36)     (38)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                            EQ/CAPITAL                      EQ/GAMCO                          EQ/INTERMEDIATE
                             GUARDIAN         EQ/EQUITY 500 MERGERS AND      EQ/GAMCO SMALL   GOVERNMENT      EQ/INTERNATIONA
                             RESEARCH            INDEX      ACQUISITIONS     COMPANY VALUE      BOND          EQUITY INDEX
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................   16       19       94    204     1        8       15       26     77       63     39       40
Net Redeemed ..............  (35)     (39)    (260)  (268)   --      (14)     (19)     (50)   (81)     (60)   (69)     (88)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..  (19)     (20)    (166)   (64)    1       (6)      (4)     (24)    (4)       3    (30)     (48)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Changes in Units Outstanding (Concluded)

                                            EQ/MFS                                      EQ/MORGAN
                           EQ/LARGE CAP   INTERNATIONAL EQ/MID CAP        EQ/MONEY       STANLEY
                           GROWTH INDEX     GROWTH        INDEX            MARKET       MID CAP GROWTH
                           -----------    ------------  ---------------  -------------  -------------
                           2015     2014  2015   2014   2015     2014    2015    2014   2015    2014
                           ----     ----  ----   ----   ----     ----    ----    ----   ----    ----
MRP
Net Issued................  33       26    10      11    14       28      813     730     5       9
Net Redeemed.............. (18)     (16)  (16)     (3)   (5)     (11)    (825)   (751)   (6)     --
                           ---      ---   ---    ----   ---      ---      ----   ----   ---     ---
Net Increase /(Decreased).  15       10    (6)      8     9       17      (12)    (21)   (1)      9
                           ===      ===   ===    ====   ===      ===      ====   ====   ===     ===

                           EQ/PIMCO ULTRA  EQ/SMALL     EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER   MULTIMANAGER
                           SHORT BOND     COMPANY INDEX GROWTH STOCK     OMEGA GROWTH   CORE BOND      TECHNOLOGY
                           -----------    ------------  ---------------  -------------  -------------  -----------
                           2015     2014  2015   2014   2015     2014    2015    2014   2015    2014   2015   2014
                           ----     ----  ----   ----   ----     ----    ----    ----   ----    ----   ----   ----
MRP
Net Issued................  27       64    15      25    17       22        7      18    97      49     15     55
Net Redeemed.............. (59)     (88)  (43)    (59)  (19)      (6)      (8)    (21)  (41)    (25)   (31)   (42)
                           ---      ---   ---    ----   ---      ---      ----   ----   ---     ---    ---    ---
Net Increase /(Decreased). (32)     (24)  (28)    (34)   (2)      16       (1)     (3)   56      24    (16)    13
                           ===      ===   ===    ====   ===      ===      ====   ====   ===     ===    ===    ===

                           TARGET 2015    TARGET 2025   TARGET 2035      TARGET 2045    TARGET 2055
                           ALLOCATION     ALLOCATION    ALLOCATION       ALLOCATION     ALLOCATION
                           -----------    ------------  ---------------  -------------  -------------
                           2015     2014  2015   2014   2015     2014    2015    2014   2015    2014
                           ----     ----  ----   ----   ----     ----    ----    ----   ----    ----
MRP
Net Issued................  38       63    39     104    36       42       29      26     4      --
Net Redeemed.............. (74)     (52)  (38)   (100)  (34)     (22)     (19)    (16)   --      --
                           ---      ---   ---    ----   ---      ---      ----   ----   ---     ---
Net Increase /(Decreased). (36)      11     1       4     2       20       10      10     4      --
                           ===      ===   ===    ====   ===      ===      ====   ====   ===     ===

   The -- on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

9. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                 YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------------
                                                               UNITS    ACCUMULATION
                                                     UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                     VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                                    ------- ----------- ------------ -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
December 31, 2015  RIA*- contract charge 0.50% (a)  $293.64      7         $2,013      0.06%    0.63%
December 31, 2014  RIA*- contract charge 0.50% (a)  $293.46      9         $2,606      4.40%    0.61%
December 31, 2013  RIA*- contract charge 0.50% (a)  $281.10     12         $3,355     15.97%    0.71%
December 31, 2012  RIA*- contract charge 0.50% (a)  $242.40     13         $3,210     13.06%    0.71%
December 31, 2011  RIA*- contract charge 0.50% (a)  $214.40     15         $3,310     (0.49)%   0.63%

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                                  UNITS    ACCUMULATION
                                                      UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                      VALUE      (000'S)     (000'S)    RETURN** RATIO***
                                                    ---------- ----------- ------------ -------- --------
December 31, 2015  MRP*- contract charge 0.50% (a)  $    70.27     351       $24,698      0.06%    0.64%
December 31, 2014  MRP*- contract charge 0.50% (a)  $    70.23     398       $27,987      4.38%    0.61%
December 31, 2013  MRP*- contract charge 0.50% (a)  $    67.28     431       $28,986     15.96%    0.71%
December 31, 2012  MRP*- contract charge 0.50% (a)  $    58.02     481       $27,916     13.06%    0.71%
December 31, 2011  MRP*- contract charge 0.50% (a)  $    51.32     479       $24,589     (0.50)%   0.63%

December 31, 2015  EPP*- contract charge 0.25% (a)  $   309.98       1       $   190      0.31%    0.39%
December 31, 2014  EPP*- contract charge 0.25% (a)  $   309.01       1       $   197      4.66%    0.36%
December 31, 2013  EPP*- contract charge 0.25% (a)  $   295.26       1       $   233     16.25%    0.46%
December 31, 2012  EPP*- contract charge 0.25% (a)  $   253.98       1       $   185     13.35%    0.46%
December 31, 2011  EPP*- contract charge 0.25% (a)  $   224.07       2       $   408     (0.24)%   0.38%
BALANCED ACCOUNT
December 31, 2015  Institutional                    $32,725.90      --(c)    $    24      0.57%    0.14%
December 31, 2014  Institutional                    $32,541.85      --(c)    $    24      4.92%    0.21%
December 31, 2013  Institutional                    $31,015.57      --(c)    $    24     16.55%    0.21%
December 31, 2012  Institutional                    $26,612.24      --(c)    $ 2,800     13.66%    0.21%
December 31, 2011  Institutional                    $23,414.58      --(c)    $ 2,524     (0.02)%   0.13%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2015  RIA*- contract charge 0.08% (a)  $ 1,586.06       2       $ 2,999      5.65%    0.16%
December 31, 2014  RIA*- contract charge 0.08% (a)  $ 1,501.17       2       $ 3,544     12.86%    0.14%
December 31, 2013  RIA*- contract charge 0.08% (a)  $ 1,330.14       2       $ 3,290     33.23%    0.20%
December 31, 2012  RIA*- contract charge 0.08% (a)  $   998.36       3       $ 3,083     15.86%    0.11%
December 31, 2011  RIA*- contract charge 0.08% (a)  $   861.69       4       $ 3,275      3.57%    0.16%

December 31, 2015  EPP*- contract charge 0.08% (a)  $ 1,645.69       1       $ 1,391      5.65%    0.16%
December 31, 2014  EPP*- contract charge 0.08% (a)  $ 1,557.61       1       $ 1,570     12.86%    0.14%
December 31, 2013  EPP*- contract charge 0.08% (a)  $ 1,380.15       1       $ 1,468     33.23%    0.20%
December 31, 2012  EPP*- contract charge 0.08% (a)  $ 1,035.90       1       $ 1,102     15.86%    0.11%
December 31, 2011  EPP*- contract charge 0.08% (a)  $   894.10       3       $ 2,616      3.57%    0.16%
ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2015  MRP*- contract charge 0.30% (a)  $   615.04      57       $34,827      5.16%    0.39%
December 31, 2014  MRP*- contract charge 0.30% (a)  $   584.84      65       $37,929     12.60%    0.36%
December 31, 2013  MRP*- contract charge 0.30% (a)  $   519.39      69       $35,727     32.93%    0.42%
December 31, 2012  MRP*- contract charge 0.30% (a)  $   390.71      77       $30,232     15.60%    0.33%
December 31, 2011  MRP*- contract charge 0.30% (a)  $   337.99      80       $27,159      3.34%    0.38%
GROWTH STOCK ACCOUNT
December 31, 2015  Institutional                    $17,164.79       3       $43,187      5.74%    0.08%
December 31, 2014  Institutional                    $16,233.13       3       $48,535     12.95%    0.12%
December 31, 2013  Institutional                    $14,372.16       3       $46,675     33.34%    0.12%
December 31, 2012  Institutional                    $10,778.36       4       $40,660     15.95%    0.03%
December 31, 2011  Institutional                    $ 9,295.69       4       $36,625      3.65%    0.08%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
December 31, 2015  RIA*- contract charge 0.50% (a)  $   524.03       3       $ 1,324      1.14%    0.53%
December 31, 2014  RIA*- contract charge 0.50% (a)  $   518.14       3       $ 1,771      2.12%    0.53%
December 31, 2013  RIA*- contract charge 0.50% (a)  $   507.36       4       $ 1,901     33.41%    0.55%
December 31, 2012  RIA*- contract charge 0.50% (a)  $   380.29       4       $ 1,662     13.33%    0.54%
December 31, 2011  RIA*- contract charge 0.50% (a)  $   335.56       7       $ 2,278      2.63%    0.58%

December 31, 2015  MRP*- contract charge 0.65% (a)  $   106.93     197       $21,078      0.97%    0.69%
December 31, 2014  MRP*- contract charge 0.65% (a)  $   105.90     221       $23,410      1.96%    0.68%
December 31, 2013  MRP*- contract charge 0.65% (a)  $   103.86     246       $25,600     33.22%    0.70%
December 31, 2012  MRP*- contract charge 0.65% (a)  $    77.96     274       $21,387     13.17%    0.69%
December 31, 2011  MRP*- contract charge 0.65% (a)  $    68.89     288       $19,852      2.48%    0.73%

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                YEARS ENDED DECEMBER 31,
                                  ----------------------------------------------------
                                                UNITS    ACCUMULATION
                                    UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                    VALUE      (000'S)     (000'S)    RETURN** RATIO***
                                  ---------- ----------- ------------ -------- --------
MID CAP GROWTH STOCK ACCOUNT
December 31, 2015  Institutional  $58,395.05     --(c)       $806       1.65%    0.04%
December 31, 2014  Institutional  $57,449.35     --(c)       $827       2.64%    0.05%
December 31, 2013  Institutional  $55,973.12     --(c)       $778      34.08%    0.05%
December 31, 2012  Institutional  $41,745.15     --(c)       $634      13.90%    0.04%
December 31, 2011  Institutional  $36,649.94     --(c)       $550       3.14%    0.08%

                                                        YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------
                                                UNITS    ACCUMULATION INVESTMENT
                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                     ------- ----------- ------------ ---------- --------  --------

SEPARATE ACCOUNT NO. 66+
ALL ASSET AGGRESSIVE-ALT 25
2015........ MRP*, 0.02% (a)         $ 11.58       6        $   75       1.64%     (4.38)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.11       2        $   22       1.99%      2.28%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84       1        $    9       2.89%     18.05%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.03      --(c)     $    2         --       6.03%    0.01%

ALL ASSET GROWTH-ALT 20
2015........ MRP*, 0.02% (a)         $ 11.27       7        $   75       0.62%     (3.92)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.73       8        $   94       4.25%      2.36%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.46      --(c)     $    1       0.02%     14.03%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.05       6        $   63       4.76%      5.13%    0.01%

ALL ASSET MODERATE GROWTH-ALT 15 (B)
2015........ MRP*, 0.02% (a)         $ 10.97       1        $    7       1.06%     (3.77)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.40      --(c)     $    4       0.62%      2.43%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.13      --(c)     $    2       5.56%     11.08%    0.03%
AXA AGGRESSIVE ALLOCATION
2015........ MRP*, 0.02% (a)         $ 11.91     216        $2,569       0.98%     (1.81)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.13     209        $2,535       1.61%      4.75%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.58     203        $2,355       2.62%     26.42%    0.03%
2012........ MRP*, 0.01% (a)         $  9.16     192        $1,757       0.80%     14.07%    0.01%
2011........ MRP*, 0.01% (a)         $  8.03     243        $1,947       1.37%     (7.49)%   0.01%

AXA CONSERVATIVE ALLOCATION
2015........ MRP*, 0.02% (a)         $ 12.12     105        $1,273       0.77%     (0.25)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.15     108        $1,307       0.77%      2.62%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84     131        $1,546       0.91%      4.32%    0.03%
2012........ MRP*, 0.01% (a)         $ 11.35     157        $1,778       0.77%      4.51%    0.01%
2011........ MRP*, 0.01% (a)         $ 10.86     147        $1,595       2.19%      1.88%    0.01%

AXA CONSERVATIVE-PLUS ALLOCATION
2015........ MRP*, 0.02% (a)         $ 12.22      88        $1,077       0.88%     (0.73)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.31      81        $  998       0.94%      3.19%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.93     104        $1,238       1.32%     10.16%    0.03%
2012........ MRP*, 0.01% (a)         $ 10.83      81        $  876       0.95%      7.44%    0.01%
2011........ MRP*, 0.01% (a)         $ 10.08      66        $  665       1.44%     (0.79)%   0.01%

AXA GLOBAL EQUITY MANAGED VOLATILITY
2015........ RIA*, 0.00% (a)         $510.99      --(c)     $  100       0.85%     (1.73)%   0.00%
             MRP*, 0.02% (a)         $ 14.36     105        $1,506       0.85%     (1.71)%   0.02%
2014........ RIA*, 0.00% (a)         $519.96      --(c)     $  112       0.94%      1.69%    0.00%
             MRP*, 0.02% (a)         $ 14.61     119        $1,732       0.94%      1.67%    0.02%
2013........ RIA*, 0.00% (a)         $511.33      --(c)     $  213       0.75%     20.36%    0.00%
             MRP*, 0.03% (a)         $ 14.37     133        $1,913       0.75%     20.25%    0.03%
2012........ RIA*, 0.00% (a)         $424.84      --(c)     $  210       1.45%     16.98%    0.00%
             MRP*, 0.01% (a)         $ 11.95     161        $1,923       1.45%     17.04%    0.01%
2011........ RIA*, 0.00% (a)         $363.17       1        $  241       1.71%    (12.31)%   0.00%
             MRP*, 0.01% (a)         $ 10.21     158        $1,612       1.71%    (12.36)%   0.01%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                               YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------------------
                                                       UNITS    ACCUMULATION INVESTMENT
                                             UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                             VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                            ------- ----------- ------------ ---------- --------  --------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $140.77      --(c)     $    8       0.06%     (4.34)%   0.00%
                 MRP*, 0.02% (a)            $ 12.65     146        $1,847       0.06%     (4.31)%   0.02%
2014............ RIA*, 0.00% (a)            $147.16      --(c)     $    8       1.23%     (6.24)%   0.00%
                 MRP*, 0.02% (a)            $ 13.22     181        $2,390       1.23%     (6.24)%   0.02%
2013............ RIA*, 0.00% (a)            $156.95       1        $   90       0.83%     17.52%    0.00%
                 MRP*, 0.03% (a)            $ 14.10     209        $2,949       0.83%     17.40%    0.03%
2012............ RIA*, 0.00% (a)            $133.55       1        $   93       1.47%     16.31%    0.00%
                 MRP*, 0.01% (a)            $ 12.01     230        $2,763       1.47%     16.38%    0.01%
2011............ RIA*, 0.00% (a)            $114.82       1        $  100       2.64%    (16.93)%   0.00%
                 MRP*, 0.01% (a)            $ 10.32     239        $2,469       2.64%    (16.98)%   0.01%

AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $155.32      --(c)     $   51       0.10%     (3.16)%   0.00%
2014............ RIA*, 0.00% (a)            $160.39      --(c)     $   52       1.11%     (7.18)%   0.00%
2013............ RIA*, 0.00% (a)            $172.79       1        $  140       1.44%     19.33%    0.00%
2012............ RIA*, 0.00% (a)            $144.80       1        $   80       1.83%     17.47%    0.00%
2011............ RIA*, 0.00% (a)            $123.27       1        $   76       2.18%    (16.17)%   0.00%

AXA LARGE CAP CORE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $172.57      --(c)     $   --       0.00%      0.37%    0.00%
2014............ RIA*, 0.00% (a)            $171.93       1        $   89       0.96%     11.62%    0.00%
2013............ RIA*, 0.00% (a)            $154.03       1        $   81       0.52%     31.56%    0.00%
2012............ RIA*, 0.00% (a)            $117.08       1        $   61       1.19%     14.99%    0.00%
2011............ RIA*, 0.00% (a)            $101.82      --(c)     $   50       0.59%     (4.24)%   0.00%
AXA LARGE CAP GROWTH MANAGED VOLATILITY (D)
2015............ RIA*, 0.00% (a)            $243.24      --(c)     $   30       0.27%      4.04%    0.00%
                 MRP*, 0.02% (a)            $ 10.14     325        $3,295       0.27%      4.00%    0.02%
2014............ RIA*, 0.00% (a)            $233.80      --(c)     $   31       0.19%     11.08%    0.00%
                 MRP*, 0.02% (a)            $  9.75     393        $3,829       0.19%     11.05%    0.02%
2013............ RIA*, 0.00% (a)            $210.47      --(c)     $   31       0.16%     35.39%    0.00%
                 MRP*, 0.03% (a)            $  8.78     456        $4,002       0.16%     35.29%    0.03%
2012............ RIA*, 0.00% (a)            $155.46      --(c)     $   24       0.56%     13.74%    0.00%
                 MRP*, 0.01% (a)            $  6.49     593        $3,845       0.56%     13.86%    0.01%
2011............ RIA*, 0.00% (a)            $136.68      --(c)     $   28       0.40%     (3.66)%   0.00%
                 MRP*, 0.01% (a)            $  5.70     639        $3,642       0.40%     (3.72)%   0.01%

AXA LARGE CAP VALUE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $185.40       4        $  715       1.57%     (4.01)%   0.00%
                 MRP*, 0.02% (a)            $ 17.21     472        $8,120       1.57%     (4.07)%   0.02%
2014............ RIA*, 0.00% (a)            $193.15       4        $  836       1.33%     12.23%    0.00%
                 MRP*, 0.02% (a)            $ 17.94     523        $9,377       1.33%     12.20%    0.02%
2013............ RIA*, 0.00% (a)            $172.10       7        $1,272       1.04%     32.47%    0.00%
                 MRP*, 0.03% (a)            $ 15.99     561        $8,974       1.04%     32.48%    0.03%
2012............ RIA*, 0.00% (a)            $129.92       8        $1,047       1.64%     15.87%    0.00%
                 MRP*, 0.01% (a)            $ 12.07     615        $7,423       1.64%     15.83%    0.01%
2011............ RIA*, 0.00% (a)            $112.13       8        $  881       1.17%     (4.81)%   0.00%
                 MRP*, 0.01% (a)            $ 10.42     605        $6,304       1.17%     (5.10)%   0.01%

AXA MID CAP VALUE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $296.77      --(c)     $  133       0.73%     (3.54)%   0.00%
                 MRP*, 0.02% (a)            $ 23.39     324        $7,567       0.73%     (3.55)%   0.02%
2014............ RIA*, 0.00% (a)            $307.66      --(c)     $  140       0.58%     10.87%    0.00%
                 MRP*, 0.02% (a)            $ 24.25     372        $9,018       0.58%     10.83%    0.02%
2013............ RIA*, 0.00% (a)            $277.49       1        $  224       0.51%     33.08%    0.00%
                 MRP*, 0.03% (a)            $ 21.88     395        $8,647       0.51%     33.09%    0.03%
2012............ RIA*, 0.00% (a)            $208.52       1        $  167       1.25%     18.63%    0.00%
                 MRP*, 0.01% (a)            $ 16.44     439        $7,214       1.25%     18.61%    0.01%
2011............ RIA*, 0.00% (a)            $175.78       1        $  182       0.85%     (9.43)%   0.00%
                 MRP*, 0.01% (a)            $ 13.86     454        $6,286       0.85%     (9.47)%   0.01%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                   YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------
                                           UNITS    ACCUMULATION INVESTMENT
                                 UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                 VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                ------- ----------- ------------ ---------- --------  --------
AXA MODERATE ALLOCATION
2015..... MRP*, 0.02% (a)       $ 11.98    1,583      $18,961       0.84%     (0.91)%   0.02%
2014..... MRP*, 0.02% (a)       $ 12.09    1,532      $18,515       1.12%      3.07%    0.02%
2013..... MRP*, 0.03% (a)       $ 11.73    1,486      $17,439       1.69%     13.01%    0.03%
2012..... MRP*, 0.01% (a)       $ 10.38    1,377      $14,285       0.85%      8.81%    0.01%
2011..... MRP*, 0.01% (a)       $  9.54    1,229      $11,720       1.62%     (2.35)%   0.01%

AXA MODERATE-PLUS ALLOCATION
2015..... MRP*, 0.02% (a)       $ 12.04      129      $ 1,553       1.02%     (1.31)%   0.02%
2014..... MRP*, 0.02% (a)       $ 12.20      103      $ 1,255       1.45%      3.74%    0.02%
2013..... MRP*, 0.03% (a)       $ 11.76       88      $ 1,030       2.15%     19.76%    0.03%
2012..... MRP*, 0.01% (a)       $  9.82       78      $   765       0.86%     11.59%    0.01%
2011..... MRP*, 0.01% (a)       $  8.80      160      $ 1,405       1.38%     (4.97)%   0.01%

AXA/AB SMALL CAP GROWTH
2015..... RIA*, 0.05% (a)       $357.31        1      $   184       0.04%     (2.96)%   0.05%
          MRP*, 0.02% (a)       $ 13.94       27      $   373       0.04%     (2.92)%   0.02%
2014..... RIA*, 0.05% (a)       $368.20        1      $   274       0.06%      3.52%    0.05%
          MRP*, 0.02% (a)       $ 14.36       26      $   381       0.06%      3.53%    0.02%
2013..... RIA*, 0.05% (a)       $355.67        1      $   415       0.06%     38.10%    0.05%
          MRP*, 0.03% (a)       $ 13.87       12      $   170       0.06%     38.15%    0.03%
2012..... RIA*, 0.05% (a)       $257.54        1      $   316       0.20%     15.53%    0.05%
          MRP*, 0.01% (a)(b)    $ 10.04       --(c)   $    --       0.20%      8.89%    0.01%
2011..... RIA*, 0.05% (a)       $222.92        1      $   311         --      (0.45)%   0.05%

CHARTER/SM/ MULTI-SECTOR BOND
2015..... RIA*, 0.05% (a)       $223.13       --(c)   $    --       1.74%     (0.69)%   0.05%
          MRP*, 0.02% (a)       $ 10.07       92      $   929       1.74%     (0.59)%   0.02%
2014..... RIA*, 0.05% (a)       $224.68       --(c)   $     1       2.53%      2.34%    0.05%
          MRP*, 0.02% (a)       $ 10.13       80      $   815       2.53%      2.32%    0.02%
2013..... RIA*, 0.05% (a)       $219.55       --(c)   $     2       2.90%     (1.06)%   0.05%
          MRP*, 0.03% (a)       $  9.90       84      $   829       2.90%     (0.90)%   0.03%
2012..... RIA*, 0.05% (a)       $221.90       --(c)   $     2       2.15%      5.28%    0.05%
          MRP*, 0.01% (a)       $  9.99      127      $ 1,265       2.15%      5.27%    0.01%
2011..... RIA*, 0.05% (a)       $210.78       --(c)   $     4       4.59%      5.28%    0.05%
          MRP*, 0.01% (a)       $  9.49      115      $ 1,090       4.59%      5.09%    0.01%

CHARTER/SM/ SMALL CAP VALUE
2015..... RIA*, 0.00% (a)       $252.31       --(c)   $    59       0.40%    (13.13)%   0.00%
2014..... RIA*, 0.00% (a)       $290.46       --(c)   $   116       0.12%     (5.11)%   0.00%
2013..... RIA*, 0.00% (a)       $306.09        1      $   209       0.56%     42.72%    0.00%
2012..... RIA*, 0.00% (a)       $214.47        1      $   147       0.56%     16.77%    0.00%
2011..... RIA*, 0.00% (a)       $183.67        1      $   138       0.10%     (9.02)%   0.00%

EQ/BLACKROCK BASIC VALUE EQUITY
2015..... RIA*, 0.00% (a)       $332.63       --(c)   $    78       1.26%     (6.15)%   0.00%
2014..... RIA*, 0.00% (a)       $354.42       --(c)   $    91       1.08%      9.70%    0.00%
2013..... RIA*, 0.00% (a)       $323.07       --(c)   $    87       2.43%     33.73%    0.00%
2012..... RIA*, 0.00% (a)       $234.57       --(c)   $    27       0.89%     13.64%    0.00%
2011..... RIA*, 0.00% (a)       $206.42        1      $   112       1.42%     (3.11)%   0.00%

EQ/BOSTON ADVISORS EQUITY INCOME
2015..... MRP*, 0.02% (a)       $ 14.04       24      $   333       1.74%     (1.75)%   0.02%
2014..... MRP*, 0.02% (a)       $ 14.29       20      $   292       1.78%      8.67%    0.02%
2013..... MRP*, 0.03% (a)       $ 13.15       18      $   237       1.90%     31.76%    0.03%
2012..... MRP*, 0.01% (a)(b)    $  9.98        8      $    84       4.90%      6.74%    0.01%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                    YEARS ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                             UNITS    ACCUMULATION INVESTMENT
                                   UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                   VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                  ------- ----------- ------------ ---------- -------- --------
EQ/CALVERT SOCIALLY RESPONSIBLE
2015...... RIA*, 0.00% (a)        $159.88       --(c)   $    --       0.98%     0.48%    0.00%
           MRP*, 0.02% (a)        $ 13.46      168      $ 2,257       0.98%     0.45%    0.02%
2014...... RIA*, 0.00% (a)        $159.12       --(c)   $    --       0.77%    13.61%    0.00%
           MRP*, 0.02% (a)        $ 13.40      204      $ 2,734       0.77%    13.56%    0.02%
2013...... RIA*, 0.00% (a)        $140.06       --(c)        --       0.73%    34.34%    0.00%
           MRP*, 0.03% (a)        $ 11.80      242      $ 2,859       0.73%    34.24%    0.03%
2012...... RIA*, 0.00% (a)        $104.26       --(c)        --       1.03%    16.74%    0.00%
           MRP*, 0.01% (a)        $  8.79      275      $ 2,417       1.03%    16.73%    0.01%
2011...... RIA*, 0.00% (a)        $ 89.31       --(c)        --       0.38%     0.27%    0.00%
           MRP*, 0.01% (a)        $  7.53      251      $ 1,889       0.38%     0.27%    0.01%

EQ/CAPITAL GUARDIAN RESEARCH
2015...... RIA*, 0.00% (a)        $241.50       --(c)   $    61       0.56%     1.91%    0.00%
           MRP*, 0.02% (a)        $ 29.72      240      $ 7,120       0.56%     1.89%    0.02%
2014...... RIA*, 0.00% (a)        $236.97       --(c)   $    63       0.71%    10.51%    0.00%
           MRP*, 0.02% (a)        $ 29.17      259      $ 7,569       0.71%    10.49%    0.02%
2013...... RIA*, 0.00% (a)        $214.43       --(c)   $    55       1.33%    31.77%    0.00%
           MRP*, 0.03% (a)        $ 26.40      279      $ 7,370       1.33%    31.74%    0.03%
2012...... RIA*, 0.00% (a)        $162.73       --(c)   $    39       0.92%    17.40%    0.00%
           MRP*, 0.01% (a)        $ 20.04      329      $ 6,600       0.92%    17.40%    0.01%
2011...... RIA*, 0.00% (a)        $138.61       --(c)   $    44       0.73%     4.01%    0.00%
           MRP*, 0.01% (a)        $ 17.07      341      $ 5,826       0.73%     3.96%    0.01%

EQ/EQUITY 500 INDEX
2015...... RIA*, 0.05% (a)        $611.49        2      $   933       1.53%     0.75%    0.05%
           MRP*, 0.02% (a)        $ 15.21    1,470      $22,355       1.53%     0.80%    0.02%
2014...... RIA*, 0.05% (a)        $606.95        1      $   892       1.38%    12.92%    0.05%
           MRP*, 0.02% (a)        $ 15.09    1,636      $24,692       1.38%    12.95%    0.02%
2013...... RIA*, 0.05% (a)        $537.51        1      $   756       1.47%    31.45%    0.05%
           MRP*, 0.03% (a)        $ 13.36    1,700      $22,716       1.47%    31.50%    0.03%
2012...... RIA*, 0.05% (a)        $408.92        2      $   679       1.69%    15.18%    0.05%
           MRP*, 0.01% (a)        $ 10.16    1,759      $17,876       1.69%    15.19%    0.01%
2011...... RIA*, 0.05% (a)        $355.04        2      $   881       1.47%     1.71%    0.05%
           MRP*, 0.01% (a)        $  8.82    1,828      $16,126       1.47%     1.50%    0.01%

EQ/GAMCO MERGERS AND ACQUISITIONS
2015...... MRP*, 0.02% (a)        $ 11.73       11      $   129         --      2.62%    0.02%
2014...... MRP*, 0.02% (a)        $ 11.43       10      $   115         --      1.60%    0.02%
2013...... MRP*, 0.03% (a)        $ 11.25       16      $   179       0.95%    10.95%    0.03%
2012...... MRP*, 0.01% (a)(b)     $ 10.14       --(c)   $    --         --      3.26%    0.01%

EQ/GAMCO SMALL COMPANY VALUE
2015...... MRP*, 0.02% (a)        $ 23.29      120      $ 2,785       0.53%    (5.71)%   0.02%
2014...... MRP*, 0.02% (a)        $ 24.70      124      $ 3,062       0.25%     3.05%    0.02%
2013...... MRP*, 0.03% (a)        $ 23.97      148      $ 3,544       0.27%    39.04%    0.03%
2012...... MRP*, 0.01% (a)        $ 17.24      182      $ 3,145       1.29%    17.84%    0.01%
2011...... MRP*, 0.01% (a)        $ 14.63      181      $ 2,646       0.07%    (3.50)%   0.01%

EQ/INTERMEDIATE GOVERNMENT BOND
2015...... RIA*, 0.05% (a)        $229.02       --(c)   $    --       0.62%     0.38%    0.05%
           MRP*, 0.02% (a)        $ 12.28      320      $ 3,935       0.62%     0.41%    0.02%
2014...... RIA*, 0.05% (a)        $228.15       --(c)   $    --       0.41%     1.48%    0.05%
           MRP*, 0.02% (a)        $ 12.23      324      $ 3,958       0.41%     1.49%    0.02%
2013...... RIA*, 0.05% (a)        $224.82       --(c)   $     5       0.20%    (1.69)%   0.05%
           MRP*, 0.03% (a)        $ 12.05      321      $ 3,867       0.20%    (1.71)%   0.03%
2012...... RIA*, 0.05% (a)        $228.69       --(c)   $     5       0.26%     0.93%    0.05%
           MRP*, 0.01% (a)        $ 12.26      396      $ 4,856       0.26%     0.99%    0.01%
2011...... RIA*, 0.05% (a)        $226.59       --(c)   $    18       0.48%     5.50%    0.05%
           MRP*, 0.01% (a)        $ 12.14      349      $ 4,236       0.48%     5.29%    0.01%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------
                                                UNITS    ACCUMULATION INVESTMENT
                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                     ------- ----------- ------------ ---------- --------  --------
EQ/INTERNATIONAL EQUITY INDEX
2015........ RIA*, 0.05% (a)         $173.74        2      $   427       2.30%     (2.18)%   0.05%
             MRP*, 0.02% (a)         $ 19.55      485      $ 9,472       2.30%     (2.15)%   0.02%
2014........ RIA*, 0.05% (a)         $177.62        3      $   468       2.95%     (6.95)%   0.05%
             MRP*, 0.02% (a)         $ 19.98      515      $10,286       2.95%     (6.90)%   0.02%
2013........ RIA*, 0.05% (a)         $190.88        4      $   698       2.22%     21.41%    0.05%
             MRP*, 0.03% (a)         $ 21.46      563      $12,089       2.22%     21.45%    0.03%
2012........ RIA*, 0.05% (a)         $157.22        4      $   612       3.05%     16.21%    0.05%
             MRP*, 0.01% (a)         $ 17.67      613      $10,826       3.05%     16.25%    0.01%
2011........ RIA*, 0.05% (a)         $135.29        4      $   541       2.99%    (12.02)%   0.05%
             MRP*, 0.01% (a)         $ 15.20      656      $ 9,977       2.99%    (11.99)%   0.01%

EQ/JPMORGAN VALUE OPPORTUNITIES
2015........ RIA*, 0.00% (a)         $234.67        1      $   153       0.86%     (2.28)%   0.00%
2014........ RIA*, 0.00% (a)         $240.15       --(c)   $   110       1.07%     14.37%    0.00%
2013........ RIA*, 0.00% (a)         $209.97       --(c)   $    98       2.04%     35.79%    0.00%
2012........ RIA*, 0.00% (a)         $154.63       --(c)   $    73       0.92%     16.05%    0.00%
2011........ RIA*, 0.00% (a)         $133.25        1      $    69       1.45%     (5.23)%   0.00%

EQ/LARGE CAP GROWTH INDEX
2015........ RIA*, 0.00% (a)         $155.74       --(c)   $    --       1.17%      4.86%    0.00%
             MRP*, 0.02% (a)         $ 15.15       34      $   523       1.17%      4.84%    0.02%
2014........ RIA*, 0.00% (a)         $148.52       --(c)   $    --       1.23%     12.24%    0.00%
             MRP*, 0.02% (a)         $ 14.45       19      $   282       1.23%     12.19%    0.02%
2013........ RIA*, 0.00% (a)         $132.32       --(c)   $    --       4.42%     32.48%    0.00%
             MRP*, 0.03% (a)         $ 12.88        9      $   122       4.42%     32.51%    0.03%
2012........ RIA*, 0.00% (a)         $ 99.88       --(c)   $    --       0.51%     14.73%    0.00%
             MRP*, 0.01% (a)(b)      $  9.72       --(c)   $    --       0.51%      5.19%    0.01%
2011........ RIA*, 0.00% (a)         $ 87.06       --(c)   $     3       0.88%      2.36%    0.00%

EQ/MFS INTERNATIONAL GROWTH
2015........ MRP*, 0.02% (a)         $ 11.25       34      $   378       0.55%      0.18%    0.02%
2014........ MRP*, 0.02% (a)         $ 11.23       40      $   450       1.01%     (5.07)%   0.02%
2013........ MRP*, 0.03% (a)         $ 11.83       32      $   375       1.87%     13.64%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.41        3      $    29       1.75%      7.99%    0.01%

EQ/MID CAP INDEX
2015........ RIA*, 0.00% (a)         $211.01       --(c)   $    90       1.04%     (2.86)%   0.00%
             MRP*, 0.02% (a)         $ 14.40       39      $   558       1.04%     (2.90)%   0.02%
2014........ RIA*, 0.00% (a)         $217.22       --(c)   $    38       0.93%      8.99%    0.00%
             MRP*, 0.02% (a)         $ 14.83       30      $   451       0.93%      8.96%    0.02%
2013........ RIA*, 0.00% (a)         $199.30       --(c)   $    32       0.95%     32.58%    0.00%
             MRP*, 0.03% (a)         $ 13.61       13      $   183       0.95%    (32.52)%   0.03%
2012........ RIA*, 0.00% (a)         $150.33       --(c)   $    22       1.86%     17.80%    0.00%
             MRP*, 0.01% (a)(b)      $ 16.44        2      $    24       1.86%      8.11%    0.01%
2011........ RIA*, 0.00% (a)         $128.40       --(c)   $    25       0.59%     (2.41)%   0.00%

EQ/MONEY MARKET
2015........ RIA*, 0.05% (a)         $174.88       --(c)   $    --         --      (0.05)%   0.05%
             MRP*, 0.02% (a)         $  9.99    1,383      $13,819         --       0.00%    0.02%
2014........ RIA*, 0.05% (a)         $174.97       --(c)   $    11         --      (0.05)%   0.05%
             MRP*, 0.02% (a)         $  9.99     1395      $13,939         --      (0.10)%   0.02%
2013........ RIA*, 0.05% (a)         $175.05       --(c)   $    31         --      (0.05)%   0.05%
             MRP*, 0.03% (a)         $ 10.00    1,416      $14,149         --       0.00%    0.03%
2012........ RIA*, 0.05% (a)         $175.14       --(c)   $    31         --      (0.05)%   0.05%
             MRP*, 0.01% (a)         $ 10.00    1,584      $15,837         --       0.00%    0.01%
2011........ RIA*, 0.05% (a)         $175.23       --(c)   $    38       0.01%     (0.05)%   0.05%
             MRP*, 0.01% (a)         $ 10.00     1447      $14,470       0.01%      0.00%    0.01%

EQ/MORGAN STANLEY MID CAP GROWTH (B)
2015........ MRP*, 0.02% (a)         $ 13.16       10      $   133         --      (5.46)%   0.02%
2014........ MRP*, 0.02% (a)         $ 13.92       11      $   150         --      (0.78)%   0.02%
2013........ MRP*, 0.03% (a)         $ 14.03        2      $    33         --      38.50%    0.03%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                 YEARS ENDED DECEMBER 31,
                               ------------------------------------------------------------
                                          UNITS    ACCUMULATION INVESTMENT
                                UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                               ------- ----------- ------------ ---------- -------- --------
EQ/PIMCO ULTRA SHORT BOND
2015.... MRP*, 0.02% (a)       $ 11.77     177        $2,079       0.46%    (0.25)%   0.02%
2014.... MRP*, 0.02% (a)       $ 11.80     209        $2,469       0.35%    (0.17)%   0.02%
2013.... MRP*, 0.03% (a)       $ 11.82     233        $2,753       0.79%     0.08%    0.03%
2012.... MRP*, 0.01% (a)       $ 11.81     207        $2,447       0.56%     1.46%    0.01%
2011.... MRP*, 0.01% (a)       $ 11.64     189        $2,203       0.51%    (0.17)%   0.01%

EQ/QUALITY BOND PLUS
2015.... RIA*, 0.05% (a)       $247.26      --(c)     $    7       0.94%     0.17%    0.05%
2014.... RIA*, 0.05% (a)       $246.83      --(c)     $    9       0.60%     2.85%    0.05%
2013.... RIA*, 0.05% (a)       $239.98      --(c)     $   46       0.37%    (2.33)%   0.05%
2012.... RIA*, 0.05% (a)       $245.70      --(c)     $   46       0.43%     2.61%    0.05%
2011.... RIA*, 0.05% (a)       $239.46      --(c)     $   72       2.09%     1.41%    0.05%

EQ/SMALL COMPANY INDEX
2015.... MRP*, 0.02% (a)       $ 23.87     184        $4,399       0.84%    (4.60)%   0.02%
2014.... MRP*, 0.02% (a)       $ 25.02     212        $5,293       0.73%     4.86%    0.02%
2013.... MRP*, 0.03% (a)       $ 23.86     246        $5,871       0.96%    37.36%    0.03%
2012.... MRP*, 0.01% (a)       $ 17.37     256        $4,452       1.54%    15.57%    0.01%
2011.... MRP*, 0.01% (a)       $ 15.03     255        $3,828       0.66%    (4.02)%   0.01%

EQ/T. ROWE PRICE GROWTH STOCK
2015.... RIA*, 0.00% (a)       $ 18.56      --(c)     $   --         --     10.21%    0.00%
         MRP*, 0.02% (a)       $ 16.11      26        $  421         --     10.27%    0.02%
2014.... RIA*, 0.00% (a)       $ 16.84      --(c)     $    2         --      8.65%    0.00%
         MRP*, 0.02% (a)       $ 14.61      28        $  413         --      8.54%    0.02%
2013.... RIA*, 0.00% (a)       $ 15.50      --(c)     $    2         --     37.90%    0.00%
         MRP*, 0.03% (a)       $ 13.46      12        $  166         --     37.91%    0.03%
2012.... RIA*, 0.00% (a)       $ 11.24      --(c)     $    1         --     18.94%    0.00%
         MRP*, 0.01% (a)(b)    $  9.76       2        $   21         --      6.43%    0.01%
2011.... RIA*, 0.00% (a)       $  9.45       3        $   29         --     (1.97)%   0.00%

EQ/WELLS FARGO OMEGA GROWTH
2015.... RIA*, 0.00% (a)       $210.69       1        $  240         --      1.27%    0.00%
         MRP*, 0.02% (a)       $ 14.39      15        $  216         --      1.20%    0.02%
2014.... RIA*, 0.00% (a)       $208.05       1        $  194         --      3.80%    0.00%
         MRP*, 0.02% (a)       $ 14.22      16        $  224         --      3.80%    0.02%
2013.... RIA*, 0.00% (a)       $200.43       2        $  375         --     39.07%    0.00%
         MRP*, 0.03% (a)       $ 13.70      19        $  255         --     39.09%    0.03%
2012.... RIA*, 0.00% (a)       $144.12       2        $  236       0.01%    20.43%    0.00%
         MRP*, 0.01% (a)(b)    $  9.85       4        $   39       0.01%     7.42%    0.01%
2011.... RIA*, 0.00% (a)       $119.67       2        $  277         --     (5.87)%   0.00%

MULTIMANAGER CORE BOND
2015.... MRP*, 0.02% (a)       $ 10.16     160        $1,629       2.06%     0.10%    0.02%
2014.... MRP*, 0.02% (a)       $ 10.15     104        $1,058       2.15%     3.68%    0.02%
2013.... MRP*, 0.03% (a)       $  9.79      80        $  778       1.60%    (2.39)%   0.03%
2012.... MRP*, 0.01% (a)(b)    $ 10.03      50        $  503       0.72%     0.00%    0.01%

MULTIMANAGER TECHNOLOGY
2015.... RIA*, 0.00% (a)       $269.46      --(c)     $   --         --      6.29%    0.00%
         MRP*, 0.02% (a)       $ 25.55     179        $4,563         --      6.24%    0.02%
2014.... RIA*, 0.00% (a)       $253.51      --(c)     $  103         --     13.55%    0.00%
         MRP*, 0.02% (a)       $ 24.05     195        $4,694         --     13.55%    0.02%
2013.... RIA*, 0.00% (a)       $223.26      --(c)     $   92         --     35.59%    0.00%
         MRP*, 0.03% (a)       $ 21.18     182        $3,856         --     35.51%    0.03%
2012.... RIA*, 0.00% (a)       $164.66       1        $  124         --     13.43%    0.00%
         MRP*, 0.01% (a)       $ 15.63     219        $3,419         --     13.43%    0.01%
2011.... RIA*, 0.00% (a)       $145.17       1        $  159         --     (4.81)%   0.00%
         MRP*, 0.01% (a)       $ 13.78     214        $2,945         --     (4.83)%   0.01%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Concluded)

                                            YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------
                                    UNITS    ACCUMULATION INVESTMENT
                          UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                          VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                          ------ ----------- ------------ ---------- -------- --------
TARGET 2015 ALLOCATION
2015. MRP*, 0.02% (a)     $11.54     179        $2,063       1.02%    (1.95)%   0.02%
2014. MRP*, 0.02% (a)     $11.77     215        $2,529       1.24%     2.97%    0.02%
2013. MRP*, 0.03% (a)     $11.43     204        $2,328       1.40%    14.07%    0.03%
2012. MRP*, 0.01% (a)     $10.02     183        $1,830       1.40%    10.84%    0.01%
2011. MRP*, 0.01% (a)     $ 9.04     178        $1,609       1.44%    (2.80)%   0.01%

TARGET 2025 ALLOCATION
2015. MRP*, 0.02% (a)     $11.82     218        $2,578       1.28%    (2.07)%   0.02%
2014. MRP*, 0.02% (a)     $12.07     217        $2,618       1.06%     4.05%    0.02%
2013. MRP*, 0.03% (a)     $11.60     213        $2,476       1.28%    18.97%    0.03%
2012. MRP*, 0.01% (a)     $ 9.75     206        $2,007       1.27%    12.85%    0.01%
2011. MRP*, 0.01% (a)     $ 8.64     230        $1,988       1.28%    (3.89)%   0.01%

TARGET 2035 ALLOCATION
2015. MRP*, 0.02% (a)     $11.95     138        $1,646       1.28%    (2.05)%   0.02%
2014. MRP*, 0.02% (a)     $12.20     136        $1,654       1.36%     4.45%    0.02%
2013. MRP*, 0.03% (a)     $11.68     116        $1,357       1.45%    22.30%    0.03%
2012. MRP*, 0.01% (a)     $ 9.55      90        $  858       1.61%    14.10%    0.01%
2011. MRP*, 0.01% (a)     $ 8.37      57        $  478       1.46%    (4.67)%   0.01%

TARGET 2045 ALLOCATION
2015. MRP*, 0.02% (a)     $11.87     112        $1,333       1.36%    (2.22)%   0.02%
2014. MRP*, 0.02% (a)     $12.14     102        $1,237       1.40%     4.75%    0.02%
2013. MRP*, 0.03% (a)     $11.59      92        $1,062       1.59%    25.16%    0.03%
2012. MRP*, 0.01% (a)     $ 9.26      60        $  553       1.63%    15.46%    0.01%
2011. MRP*, 0.01% (a)     $ 8.02      47        $  373       1.45%    (5.54)%   0.01%

TARGET 2055 ALLOCATION
2015. MRP*, 0.02% (a)(e)  $ 9.22       4        $   33       2.18%    (6.77)%   0.02%

   ----------
  (a)Contract charge as described in footnote 7 included in these financial statements.
  (b)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.
  (c)Amount rounds to less than 500 units.
  (d)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.
  (e)Units were made available on May 26, 2015.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2015 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.
  # This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invest. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2015

11.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2015 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-90

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm......................................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2015 and 2014....................................... F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31, 2015, 2014 and 2013...... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2015, 2014
   and 2013..................................................................................... F-4
  Consolidated Statements of Equity, Years Ended December 31, 2015, 2014 and 2013............... F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2015, 2014 and 2013........... F-6
  Notes to Consolidated Financial Statements
   Note 1 -- Organization....................................................................... F-8
   Note 2 -- Significant Accounting Policies.................................................... F-8
   Note 3 -- Investments........................................................................ F-21
   Note 4 -- Goodwill and Other Intangible Assets............................................... F-38
   Note 5 -- Closed Block....................................................................... F-39
   Note 6 -- Contractholder Bonus Interest Credits.............................................. F-40
   Note 7 -- Fair Value Disclosures............................................................. F-41
   Note 8 -- GMDB, GMIB, GIB, GWBL and Other Features and No Lapse Guarantee Features........... F-52
   Note 9 -- Reinsurance Agreements............................................................. F-56
   Note 10 -- Short-Term and Long-Term Debt..................................................... F-57
   Note 11 -- Related Party Transactions........................................................ F-58
   Note 12 -- Employee Benefit Plans............................................................ F-60
   Note 13 -- Share-Based and Other Compensation Programs....................................... F-64
   Note 14 -- Income Taxes...................................................................... F-70
   Note 15 -- Accumulated Other Comprehensive Income (Loss)..................................... F-72
   Note 16 -- Commitments and Contingent Liabilities............................................ F-73
   Note 17 -- Litigation........................................................................ F-74
   Note 18 -- Insurance Group Statutory Financial Information................................... F-76
   Note 19 -- Business Segment Information...................................................... F-77
   Note 20 -- Quarterly Results of Operations (Unaudited)....................................... F-77

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 18, 2016

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2015 AND 2014

                                                      2015       2014
                                                   ---------- ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $31,201 and 30,795)... $   31,893 $   33,034
  Mortgage loans on real estate (net of valuation
   allowances of $6 and $37)......................      7,171      6,463
  Policy loans....................................      3,393      3,408
  Other equity investments........................      1,477      1,757
  Trading securities, at fair value...............      6,805      5,143
  Other invested assets...........................      1,788      1,978
                                                   ---------- ----------
   Total investments..............................     52,527     51,783
Cash and cash equivalents.........................      3,028      2,716
Cash and securities segregated, at fair value.....        565        476
Broker-dealer related receivables.................      1,971      1,899
Securities purchased under agreements to resell...         79         --
Deferred policy acquisition costs.................      4,469      4,271
Goodwill and other intangible assets, net.........      3,733      3,762
Amounts due from reinsurers.......................      4,466      4,051
Loans to affiliates...............................      1,087      1,087
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................     10,570     10,711
Other assets......................................      4,634      4,190
Separate Accounts' assets.........................    107,497    111,059
                                                   ---------- ----------

TOTAL ASSETS...................................... $  194,626 $  196,005
                                                   ========== ==========

LIABILITIES
Policyholders' account balances................... $   33,033 $   31,848
Future policy benefits and other policyholders
  liabilities.....................................     24,531     23,484
Broker-dealer related payables....................        404        551
Securities sold under agreements to repurchase....      1,890        950
Customers related payables........................      1,715      1,501
Amounts due to reinsurers.........................        131         74
Short-term debt...................................        584        689
Current and deferred income taxes.................      4,647      4,785
Other liabilities.................................      2,586      2,939
Separate Accounts' liabilities....................    107,497    111,059
                                                   ---------- ----------
   Total liabilities..............................    177,018    177,880
                                                   ---------- ----------
Redeemable Noncontrolling Interest................ $       13 $       17
                                                   ---------- ----------

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      5,321      5,957
  Retained earnings...............................      8,958      8,809
  Accumulated other comprehensive income (loss)...        228        351
                                                   ---------- ----------
   Total AXA Equitable's equity...................     14,509     15,119
                                                   ---------- ----------
Noncontrolling interest...........................      3,086      2,989
                                                   ---------- ----------
   Total equity...................................     17,595     18,108
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  194,626 $  196,005
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                           2015      2014      2013
                                                         --------  --------  --------
                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................ $  3,574  $  3,475  $  3,546
Premiums................................................      488       514       496
Net investment income (loss):
  Investment income (loss) from derivative instruments..      (81)    1,605    (2,866)
  Other investment income (loss)........................    2,057     2,210     2,237
                                                         --------  --------  --------
   Total net investment income (loss)...................    1,976     3,815      (629)
                                                         --------  --------  --------
Investment gains (losses), net:
  Total other-than-temporary impairment losses..........      (41)      (72)      (81)
  Portion of loss recognized in other comprehensive
   income (loss)........................................       --        --        15
                                                         --------  --------  --------
   Net impairment losses recognized.....................      (41)      (72)      (66)
  Other investment gains (losses), net..................       21        14       (33)
                                                         --------  --------  --------
     Total investment gains (losses), net...............      (20)      (58)      (99)
                                                         --------  --------  --------
Commissions, fees and other income......................    3,942     3,930     3,823
Increase (decrease) in the fair value of the
  reinsurance contract asset............................     (141)    3,964    (4,297)
                                                         --------  --------  --------
     Total revenues.....................................    9,819    15,640     2,840
                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................    2,799     3,708     1,691
Interest credited to policyholders' account balances....      978     1,186     1,373
Compensation and benefits...............................    1,783     1,739     1,743
Commissions.............................................    1,111     1,147     1,160
Distribution related payments...........................      394       413       423
Amortization of deferred sales commissions..............       49        42        41
Interest expense........................................       20        53        88
Amortization of deferred policy acquisition costs.......      284       215       580
Capitalization of deferred policy acquisition costs.....     (615)     (628)     (655)
Rent expense............................................      165       163       169
Amortization of other intangible assets.................       28        27        24
Other operating costs and expenses......................    1,173     1,460     1,512
                                                         --------  --------  --------
     Total benefits and other deductions................    8,169     9,525     8,149
                                                         --------  --------  --------
Earnings (loss) from operations, before income taxes....    1,650     6,115  $ (5,309)
Income tax (expense) benefit............................     (186)   (1,695)    2,073
                                                         --------  --------  --------

Net earnings (loss).....................................    1,464     4,420    (3,236)
  Less: net (earnings) loss attributable to the
   noncontrolling interest..............................     (403)     (387)     (337)
                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....... $  1,061  $  4,033  $ (3,573)
                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................... $   1,464  $   4,420  $  (3,236)
                                                   ---------  ---------  ---------

Other comprehensive income (loss) net of income
taxes:
   Foreign currency translation adjustment........       (25)       (21)       (12)
   Change in unrealized gains (losses), net of
     reclassification adjustment..................      (881)       969     (1,199)
   Changes in defined benefit plan related items
     not yet recognized in periodic benefit cost,
     net of reclassification adjustment...........        (4)       (23)       299
                                                   ---------  ---------  ---------
Total other comprehensive income (loss), net of
  income taxes....................................      (910)       925       (912)
                                                   ---------  ---------  ---------

Comprehensive income (loss).......................       554      5,345     (4,148)

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................      (388)      (358)      (345)
                                                   ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA
  Equitable....................................... $     166  $   4,987  $  (4,493)
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end
   of year........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning of
   year...........................................     5,957      5,934      5,992
  Deferred tax on dividend of AB Units............       (35)       (26)        --
  Non cash capital contribution from AXA
   Financial (See Note 12)........................       137         --         --
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................      (772)        --         --
  Changes in capital in excess of par value.......        34         49        (58)
                                                   ---------  ---------  ---------
  Capital in excess of par value, end of year.....     5,321      5,957      5,934
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............     8,809      5,205      9,125
  Net earnings (loss).............................     1,061      4,033     (3,573)
  Stockholder dividends...........................      (912)      (429)      (347)
                                                   ---------  ---------  ---------
  Retained earnings, end of year..................     8,958      8,809      5,205
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year..............................       351       (603)       317
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................       772         --         --
  Other comprehensive income (loss)...............      (895)       954       (920)
                                                   ---------  ---------  ---------
  Accumulated other comprehensive income (loss),
   end of year....................................       228        351       (603)
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR......    14,509     15,119     10,538
                                                   ---------  ---------  ---------

  Noncontrolling interest, beginning of year......     2,989      2,903      2,494
  Repurchase of AB Holding units..................      (154)       (62)       (76)
  Net earnings (loss) attributable to
   noncontrolling interest........................       403        387        337
  Dividends paid to noncontrolling interest.......      (414)      (401)      (306)
  Dividend of AB Units by AXA Equitable to AXA
   Financial......................................       145         48        113
  Other comprehensive income (loss) attributable
   to noncontrolling interest.....................       (15)       (29)         8
  Other changes in noncontrolling interest........       132        143        333
                                                   ---------  ---------  ---------

     Noncontrolling interest, end of year.........     3,086      2,989      2,903
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  17,595  $  18,108  $  13,441
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                            2015       2014       2013
                                                         ---------  ---------  ---------
                                                                  (IN MILLIONS)
Net earnings (loss)..................................... $   1,464  $   4,420  $  (3,236)
  Adjustments to reconcile net earnings (loss) to net
  cash provided by operating activities:
   Interest credited to policyholders' account
     balances...........................................       978      1,186      1,373
   Universal life and investment-type product policy
     fee income.........................................    (3,574)    (3,475)    (3,546)
   Net change in broker-dealer and customer related
     receivables/payables...............................       (38)      (525)      (740)
   (Income) loss related to derivative instruments......        81     (1,605)     2,866
   Change in reinsurance recoverable with affiliate.....      (581)      (128)      (176)
   Investment (gains) losses, net.......................        20         58         99
   Change in segregated cash and securities, net........       (89)       505        571
   Change in deferred policy acquisition costs..........      (331)      (413)       (74)
   Change in future policy benefits.....................       961      1,647       (384)
   Change in current and deferred income taxes..........       258      1,448     (1,754)
   Real estate related write-off charges................        --         25         56
   Change in accounts payable and accrued expenses......        38       (259)        33
   Change in the fair value of the reinsurance
     contract asset.....................................       141     (3,964)     4,297
   Contribution to pension plans........................        --         (6)        --
   Amortization of deferred compensation................       172        171        159
   Amortization of deferred sales commission............        49         42         41
   Amortization of reinsurance cost.....................        39        302        302
   Other depreciation and amortization..................       (18)        44        122
   Amortization of other intangibles....................        28         27         24
   Other, net...........................................       116       (117)       128
                                                         ---------  ---------  ---------

  Net cash provided by (used in) operating activities...      (286)      (617)       161
                                                         ---------  ---------  ---------

  Cash flows from investing activities:
   Maturities and repayments of fixed maturities and
     mortgage loans on real estate......................     3,996      2,975      3,691
   Sales of investments.................................     1,284      1,099      3,444
   Purchases of investments.............................    (6,145)    (6,751)    (6,057)
   Purchases of trading account securities..............   (12,501)    (7,014)    (3,794)
   Sales maturities and repayment of trading account
     securities.........................................    10,810      6,077      1,893
   Cash settlements related to derivative instruments...       529        999     (2,500)
   Purchase of business, net of cash acquired...........        --        (61)        --
   Change in short-term investments.....................      (363)        (5)        --
   Decrease in loans to affiliates......................        --         --          5
   Increase in loans to affiliates......................        --         --        (56)
   Investment in capitalized software, leasehold
     improvements and EDP equipment.....................       (71)       (83)       (67)
   Other, net...........................................        35         (9)        12
                                                         ---------  ---------  ---------

  Net cash provided by (used in) investing activities... $  (2,426) $  (2,773) $  (3,429)
                                                         ---------  ---------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013
                                  (CONTINUED)

                                                      2015       2014       2013
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  4,821  $   5,034  $   5,469
   Withdrawals and transfers to Separate Accounts..     (880)    (1,075)    (1,188)
  Change in short-term financings..................       95        221        (55)
  Change in collateralized pledged liabilities.....     (270)       430       (663)
  Change in collateralized pledged assets..........       (2)       (12)       (18)
  Repayment of Loans from Affiliates...............       --       (825)      (500)
  Repayment of long term debt......................     (200)        --         --
  Shareholder dividends paid.......................     (767)      (382)      (234)
  Repurchase of AB Holding units...................     (214)       (90)      (113)
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (414)      (401)      (306)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................      939        950         --
  Change in securities sold under agreements to
   resale..........................................      (79)        --         --
  Other, net.......................................        5         (7)        --
                                                    --------  ---------  ---------

Net cash provided by (used in) financing
  activities.......................................    3,034      3,843      2,392
                                                    --------  ---------  ---------

Effect of exchange rate changes on cash and cash
  equivalents......................................      (10)       (20)        (3)
Change in cash and cash equivalents................      312        433       (879)
Cash and cash equivalents, beginning of year.......    2,716      2,283      3,162
                                                    --------  ---------  ---------

Cash and Cash Equivalents, End of Year............. $  3,028  $   2,716  $   2,283
                                                    ========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................... $     19  $      72  $      91
                                                    ========  =========  =========
  Income Taxes (Refunded) Paid..................... $    (80) $     272  $    (214)
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable and fixed-interest annuity products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2015 and 2014, the Company's economic interest in AB was 28.6% and 32.2%, respectively. At December 31, 2015 and 2014, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 62.8% and 62.7%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2015", "2014" and "2013" refer to the years ended December 31, 2015, 2014 and 2013, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AB earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2015, AB had significant variable interests in certain other structured products and hedge funds with approximately $28 million in client AUM. However, these VIEs do not require consolidation because management has determined that AB is not the primary beneficiary of the expected losses or expected residual returns of these entities. AB's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Adoption of New Accounting Pronouncements

   In June 2014, the Financial Accounting Standards Board ("FASB") issued new guidance for repurchase-to-maturity transactions, repurchase financings and added disclosure requirements, which aligns the accounting for repurchase-to-maturity transactions and repurchase financing arrangements with the accounting for other typical repurchase agreements. The new guidance also requires additional disclosures about repurchase agreements and similar transactions. The accounting changes and disclosure requirements were effective for interim or annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In January 2016, the FASB issued new guidance related to recognition and measurement of financial assets and financial liabilities. The new guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. New guidance is effective prospectively for fiscal years (and interim periods within those years) beginning after December 15, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy is intended to eliminate the diversity in practice that currently exists with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy will be the observability of the inputs. The amendment is effective retrospectively for fiscal years (and interim periods within those years) beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance is effective retrospectively for interim or annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to limited partnerships and similar entities, and ends the deferral granted to investment companies for applying the VIE guidance. The new standard is effective for annual periods, beginning after December 15, 2015, but may be early-adopted in any interim period. Management currently is evaluating the impacts this guidance may have on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance is effective for interim and annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2015 and 2014, the carrying value of COLI was $864 million and $803 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2015 and 2014, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $72 million and $89 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Commissions, fees and other income in the Consolidated statements of earnings (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of earnings (loss).

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2015, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.65% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.65% net of product weighted average Separate Account fees) and 0.0% (-2.35% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2015, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 6.5% (weighted average of 5.1%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), AXA Equitable has access to collateralized borrowings. AXA Equitable may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral. As entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLB stock, AXA Equitable has purchased FHLBNY stock of $31 million, as of December 31, 2015. At December 31, 2015, AXA Equitable had $500 million of outstanding funding agreements with the FHLBNY. These funding agreements were used for asset liability management purposes. For other instruments used for asset liability management purposes, see "Derivative and offsetting assets and liabilities" included in
   Note 3.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the

   GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2015, participating policies, including those in the Closed Block, represent approximately 5.2% ($18,599 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of seven Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements. These Separate Accounts are combined on a line-by-line basis with the Company's General Account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the General Account.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Company does not bear the investment risk are reflected directly in Separate Accounts liabilities. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of earnings (loss). For 2015, 2014 and 2013, investment results of such Separate Accounts were gains (losses) of $1,148 million, $5,959 million and $19,022 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2015 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2015. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   Out of Period Adjustments

   In 2015, the Company recorded several out-of-period adjustments ("OOPA") in its financial statements These OOPAs resulted in understating the 2015 total revenues by $112 million, and understated total benefits and other deductions by $51 million. These OOPAs primarily related to errors in the models used to calculate the initial fee liability amortization, affiliated ceded reserves and deferred cost of reinsurance for certain of its variable and interest sensitive life ("VISL") products. In addition, the Company recorded an OOPA in 2015 related an error in the model used to calculate the deferred cost of reinsurance with an un-affiliated reinsurer related to the reinsurance of the Company's Disability Insurance ("DI") business. As a result of these OOPAs, the 2015 earnings (loss) from operations, before income tax was understated by $61 million, and the net earnings were understated by $40 million.

   In 2014, the Company recorded several OOPAs in its financial statements. The Company refined the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an OOPA related to an understatement of the dividend of AB Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AB Unit dividend over the recorded value. The net impact of the corrections to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively.

   Management has evaluated the impact of all OOPAs both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements, or to the periods in which they were corrected.

   Assumption Updates and Refinements

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were updated based on emerging experience. This update increases expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreases the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, a decrease in the GMDB/GMIB reserves of $637 million and a decrease in the amortization of DAC of $17 million. In 2015, the after tax impacts of these assumption updates decreased Net earnings by approximately $60 million.

   Effective March 2016, the Company will raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007 which have both issue ages 70 and above and a current face value amount of $1 million and above. The Company is raising the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the current schedule of COI rates was established. This COI rate increase is larger than the increase that previously had been anticipated in management's reserve assumptions. As a result management updated the assumption to reflect the actual COI rate increase, resulting in a $46 million increase to net earnings for the year ended December 31, 2015.

   Additionally in 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its RTM assumption used to calculate GMDB/GMIB and VISL reserves and amortization of DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $723 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $67 million. In 2015, the after tax impact of this assumption update decreased Net earnings by approximately $445 million.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million and an increase in the GMIB reserves of $16 million. In 2014, the after DAC and after tax impact of this assumption update increased Net earnings by approximately $30 million.

   In addition, in 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements in 2014 were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively. In 2014, the after DAC and after tax impact of this refinements increased Net earnings by approximately $307 million.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                          GROSS      GROSS
                                              AMORTIZED UNREALIZED UNREALIZED                OTTI
                                                COST      GAINS      LOSSES   FAIR VALUE  IN AOCI/(3)/
                                              --------- ---------- ---------- ----------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2015
-----------------
Fixed Maturity Securities:
  Public corporate........................... $  12,890  $     688 $      202 $    13,376 $        --
  Private corporate..........................     6,818        232        124       6,926          --
  U.S. Treasury, government and agency.......     8,800        280        305       8,775          --
  States and political subdivisions..........       437         68          1         504          --
  Foreign governments........................       397         36         18         415          --
  Commercial mortgage-backed.................       591         29         87         533           9
  Residential mortgage-backed/(1)/...........       608         32         --         640          --
  Asset-backed/(2)/..........................        68         10          1          77           3
  Redeemable preferred stock.................       592         57          2         647          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    31,201      1,432        740      31,893          12

Equity securities............................        34         --          2          32          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2015................... $  31,235  $   1,432 $      742 $    31,925 $        12
                                              =========  ========= ========== =========== ===========

December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $  13,808  $   1,140 $       51 $    14,897 $        --
  Private corporate..........................     6,934        409         20       7,323          --
  U.S. Treasury, government and agency.......     6,685        672         26       7,331          --
  States and political subdivisions..........       441         78         --         519          --
  Foreign governments........................       405         48          7         446          --
  Commercial mortgage-backed.................       855         22        142         735          10
  Residential mortgage-backed/(1)/...........       752         43         --         795          --
  Asset-backed/(2)/..........................        86         14          1          99           3
  Redeemable preferred stock.................       829         70         10         889          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    30,795      2,496        257      33,034          13

Equity securities............................        36          2         --          38          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2014................... $  30,831  $   2,498 $      257 $    33,072 $        13
                                              =========  ========= ========== =========== ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2015 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2015

                                              AMORTIZED
                                                COST     FAIR VALUE
                                              ---------- ----------
                                                  (IN MILLIONS)
Due in one year or less...................... $    1,469 $    1,486
Due in years two through five................      7,012      7,395
Due in years six through ten.................     10,429     10,406
Due after ten years..........................     10,432     10,709
                                              ---------- ----------
   Subtotal..................................     29,342     29,996
Commercial mortgage-backed securities........        591        533
Residential mortgage-backed securities.......        608        640
Asset-backed securities......................         68         77
                                              ---------- ----------
Total........................................ $   30,609 $   31,246
                                              ========== ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2015, 2014 and 2013:

                                                      December 31,
                                              ---------------------------
                                                2015     2014      2013
                                              -------  -------  ---------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   979  $   716  $   3,220
                                              =======  =======  =========
Gross gains on sales......................... $    33  $    21  $      71
                                              =======  =======  =========
Gross losses on sales........................ $    (8) $    (9) $     (88)
                                              =======  =======  =========
Total OTTI................................... $   (41) $   (72) $     (81)
Non-credit losses recognized in OCI..........      --       --         15
                                              -------  -------  ---------
Credit losses recognized in earnings (loss).. $   (41) $   (72) $     (66)
                                              =======  =======  =========

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                               2015      2014
                                                             --------  --------
                                                                (IN MILLIONS)
Balances at January 1,...................................... $   (254) $   (370)
Previously recognized impairments on securities that
  matured, paid, prepaid or sold............................       97       188
Recognized impairments on securities impaired to fair value
  this period/(1)/..........................................      (11)       --
Impairments recognized this period on securities not
  previously impaired.......................................      (22)      (41)
Additional impairments this period on securities previously
  impaired..................................................       (8)      (31)
Increases due to passage of time on previously recorded
  credit losses.............................................       --        --
Accretion of previously recognized impairments due to
  increases in expected cash flows..........................       --        --
                                                             --------  --------
Balances at December 31,.................................... $   (198) $   (254)
                                                             ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                  DECEMBER 31,
                                               ------------------
                                                 2015     2014
                                               -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    16  $      10
   All other..................................     676      2,229
  Equity securities...........................      (2)         2
                                               -------  ---------
Net Unrealized Gains (Losses)................. $   690  $   2,241
                                               =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                    AOCI GAIN
                                                   NET                                                (LOSS)
                                               UNREALIZED                             DEFERRED      RELATED TO
                                                  GAIN                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON            POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS     DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              -------------  -------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $          10  $    --  $          --  $        (4) $            6
Net investment gains (losses) arising during
  the period.................................            (7)      --             --           --              (7)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       --             --           --              --
   Deferred income taxes.....................            --       --             --           (1)             (1)
   Policyholders liabilities.................            --       --             (4)          --              (4)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $          16  $    --  $          (4) $        (5) $            7
                                              =============  =======  =============  ===========  ==============

BALANCE, JANUARY 1, 2014..................... $         (28) $     2  $          10  $         5  $          (11)
Net investment gains (losses) arising during
  the period.................................            (1)      --             --           --              (1)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            39       --             --           --              39
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       (2)            --           --              (2)
   Deferred income taxes.....................            --       --             --           (9)             (9)
   Policyholders liabilities.................            --       --            (10)          --             (10)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2014................... $          10  $    --  $          --  $        (4) $            6
                                              =============  =======  =============  ===========  ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                                  AOCI GAIN (LOSS)
                                               UNREALIZED                                 DEFERRED         RELATED TO
                                                  GAINS                                    INCOME        NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS     TAX ASSET        INVESTMENT
                                               INVESTMENTS      DAC      LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                              -------------  ---------  -------------  ---------------  ----------------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $       2,231  $    (122) $        (368) $          (610) $          1,131
Net investment gains (losses) arising during
  the period.................................        (1,562)        --             --               --            (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             5         --             --               --                 5
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --         40             --               --                40
   Deferred income taxes.....................            --         --             --              477               477
   Policyholders liabilities.................            --         --            155               --               155
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2015................... $         674  $     (82) $        (213) $          (133) $            246
                                              =============  =========  =============  ===============  ================

BALANCE, JANUARY 1, 2014..................... $         607  $    (107) $        (245) $           (90) $            165
Net investment gains (losses) arising during
  the period.................................         1,606         --             --               --             1,606
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            18         --             --               --                18
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --        (15)            --               --               (15)
   Deferred income taxes.....................            --         --             --             (520)             (520)
   Policyholders liabilities.................            --         --           (123)              --              (123)
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2014................... $       2,231  $    (122) $        (368) $          (610) $          1,131
                                              =============  =========  =============  ===============  ================

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 810 issues at December 31, 2015 and the 601 issues at December 31, 2014 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                              ----------------------- --------------------- ---------------------
                                                            GROSS                  GROSS                 GROSS
                                                          UNREALIZED             UNREALIZED            UNREALIZED
                                              FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ------------ ---------- ---------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $        129 $      359 $       73 $    3,450 $      202
  Private corporate..........................      1,926          102        184         22      2,110        124
  U.S. Treasury, government and agency.......      3,538          305         --         --      3,538        305
  States and political subdivisions..........         19            1         --         --         19          1
  Foreign governments........................         73            7         39         11        112         18
  Commercial mortgage-backed.................         67            2        261         85        328         87
  Residential mortgage-backed................         11           --         29         --         40         --
  Asset-backed...............................         11           --         17          1         28          1
  Redeemable preferred stock.................         43           --         40          2         83          2
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    8,779 $        546 $      929 $      194 $    9,708 $      740
                                              ========== ============ ========== ========== ========== ==========
December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $      687 $         18 $      794 $       33 $    1,481 $       51
  Private corporate..........................        627           11        254          9        881         20
  U.S. Treasury, government and agency.......        280            6        373         20        653         26
  States and political subdivisions..........         21           --         --         --         21         --
  Foreign governments........................         27            1         65          6         92          7
  Commercial mortgage-backed.................         37            2        355        140        392        142
  Residential mortgage-backed................         --           --         35         --         35         --
  Asset-backed...............................         --           --         20          1         20          1
  Redeemable preferred stock.................         42           --        169         10        211         10
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    1,721 $         38 $    2,065 $      219 $    3,786 $      257
                                              ========== ============ ========== ========== ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2015 and 2014 were $157 million and $146 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2015 and 2014, respectively, approximately $1,310 million and $1,788 million, or 4.2% and 5.8%, of the $31,201 million and $30,795 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $97 million and $85 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, the $194 million and $219 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either
   December 31, 2015 or 2014. As of December 31, 2015, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime;

   borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2015 and 2014, respectively, the Company owned $7 million and $8 million in RMBS backed by subprime residential mortgage loans, and $6 million and $7 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2015, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $8 million.

   At December 31, 2015 and 2014, respectively, the amortized cost of the Company's trading account securities was $6,866 million and $5,160 million with respective fair values of $6,805 million and $5,143 million. Also at December 31, 2015 and 2014, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $82 million and $197 million and costs of $72 million and $185 million as well as other equity securities with carrying values of $32 million and $38 million and costs of $34 million and $36 million.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of earnings (loss). The table below shows a breakdown of Net investment income from trading account securities during the year ended 2015 and 2014:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                 TWELVE MONTHS ENDED
                                              --------------------------
                                              DECEMBER 31,  December 31,
                                                  2015          2014
                                              ------------  ------------
                                                    (IN MILLIONS)
Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        (63) $         --
Net investment gains (losses) recognized on
  securities sold during the period..........           20            22
                                              ------------  ------------
Unrealized and realized gains (losses) on
  trading securities.........................          (43)           22
Interest and dividend income from trading
  securities.................................           60            41
                                              ------------  ------------
Net investment income (loss) from trading
  securities................................. $         17  $         63
                                              ============  ============

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $16 million and $93 million at December 31, 2015 and 2014, respectively. Gross interest income on these loans included in net investment income (loss) totaled $1 million, $1 million and $2 million in 2015, 2014 and 2013, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $4 million and $7 million in 2015, 2014 and 2013, respectively. The TDR mortgage loan shown in the table below has been modified four times since 2011. The modifications were to extend the maturity from its original maturity of November 5, 2014 to December 5, 2016 and to extend interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $16 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2015

                                                        OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ----------------------------------
                                              OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                              -------- ---------------- -----------------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $             16 $              16

   There were no default payments on the above loan during 2015. There were no agricultural troubled debt restructuring mortgage loans in 2015.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2015, 2014 and 2013 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    37  $    42  $    34
   Charge-offs...............................     (32)     (14)      --
   Recoveries................................      (1)      --       (2)
   Provision.................................       2        9       10
                                              -------  -------  -------
Ending Balance, December 31,................. $     6  $    37  $    42
                                              =======  =======  =======

Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $     6  $    37  $    42
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2015, 2014 and 2013.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2015 and 2014, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2015

                                                          DEBT SERVICE COVERAGE RATIO
                                              ----------------------------------------------------
                                                                                            LESS    TOTAL
                                               GREATER   1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN   MORTGAGE
                                              THAN 2.0X   2.0X    1.8X     1.5X     1.2X    1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- ------- -------- -------- ------- ------- ---------
                                                                      (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      533 $    -- $    102 $     12 $    24 $    -- $     671
50% - 70%....................................      1,392     353      741      853      77      --     3,416
70% - 90%....................................        141      --      206      134     124      46       651
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Commercial Mortgage Loans.............. $    2,129 $   353 $  1,049 $  1,045 $   225 $    46 $   4,847
                                              ========== ======= ======== ======== ======= ======= =========

AGRICULTURAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      204 $   116 $    277 $    432 $   256 $    51 $   1,336
50% - 70%....................................        146      80      192      298     225      47       988
70% - 90%....................................         --      --        2        4      --      --         6
90% plus.....................................         --      --       --       --      --      --        --
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Agricultural Mortgage Loans............ $      350 $   196 $    471 $    734 $   481 $    98 $   2,330
                                              ========== ======= ======== ======== ======= ======= =========

TOTAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      737 $   116 $    379 $    444 $   280 $    51 $   2,007
50% - 70%....................................      1,538     433      933    1,151     302      47     4,404
70% - 90%....................................        141      --      208      138     124      46       657
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Mortgage Loans......................... $    2,479 $   549 $  1,520 $  1,779 $   706 $   144 $   7,177
                                              ========== ======= ======== ======== ======= ======= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2014

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
Commercial Mortgage Loans/(1)/                                       (In Millions)
0% - 50%..................................... $     335 $    -- $     -- $     59 $    34 $   -- $    428
50% - 70%....................................       963     440      872      839      54     --    3,168
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans.............. $   1,665 $   440 $    933 $  1,163 $   167 $   47 $  4,415
                                              ========= ======= ======== ======== ======= ====== ========

Agricultural Mortgage Loans/(1)/
0% - 50%..................................... $     184 $   100 $    232 $    408 $   206 $   50 $  1,180
50% - 70%....................................       143      87      201      223     204     47      905
70% - 90%....................................        --      --       --       --      --     --       --
90% plus.....................................        --      --       --       --      --     --       --
                                              --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans............ $     327 $   187 $    433 $    631 $   410 $   97 $  2,085
                                              ========= ======= ======== ======== ======= ====== ========

Total Mortgage Loans/(1)/
0% - 50%..................................... $     519 $   100 $    232 $    467 $   240 $   50 $  1,608
50% - 70%....................................     1,106     527    1,073    1,062     258     47    4,073
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans......................... $   1,992 $   627 $  1,366 $  1,794 $   577 $  144 $  6,500
                                              ========= ======= ======== ======== ======= ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2015 and 2014, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                              RECORDED
                                                                                                             INVESTMENT
                                                                                              TOTAL    (GREATER THAN) 90 DAYS
                                              30-59 60-89      90 DAYS                      FINANCING           AND
                                              DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES        ACCRUING
                                              ----- ----- ----------------- ----- -------- ----------- ----------------------
                                                                               (IN MILLIONS)
DECEMBER 31, 2015:
------------------

  Commercial................................. $  -- $  --           $    30 $  30 $  4,817  $    4,847             $       --
  Agricultural...............................    12     7                 4    23    2,307       2,330                      4
                                              ----- -----           ------- ----- --------  ----------             ----------
TOTAL MORTGAGE LOANS......................... $  12 $   7           $    34 $  53 $  7,124  $    7,177             $        4
                                              ===== =====           ======= ===== ========  ==========             ==========

December 31, 2014:
------------------

  Commercial................................. $  -- $  --           $    -- $  -- $  4,415  $    4,415             $       --
  Agricultural...............................     1     7                 3    11    2,074       2,085                      3
                                              ----- -----           ------- ----- --------  ----------             ----------
Total Mortgage Loans......................... $   1 $   7           $     3 $  11 $  6,489  $    6,500             $        3
                                              ===== =====           ======= ===== ========  ==========             ==========

   The following table provides information relating to impaired mortgage loans at December 31, 2015 and 2014, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                UNPAID                   AVERAGE       INTEREST
                                     RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                    INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                    ---------- ---------- ----------  --------------- ----------
                                                           (IN MILLIONS)
DECEMBER 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       46 $       46 $       --  $            15 $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       46 $       46 $       --  $            15 $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $       63 $       63 $       (6) $           137 $        4
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       63 $       63 $       (6) $           137 $        4
                                    ========== ========== ==========  =============== ==========

December 31, 2014:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       -- $       -- $       --  $            -- $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $       -- $       -- $       --  $            -- $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $      156 $      156 $      (37) $           148 $        2
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $      156 $      156 $      (37) $           148 $        2
                                    ========== ========== ==========  =============== ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,363 million and $1,490 million, respectively, at December 31, 2015 and 2014. The Company's total equity in net earnings (losses) for these limited partnership interests was $71 million, $206 million and $206 million, respectively, for 2015, 2014 and 2013.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps, equity options as well as repo transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, is intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. From time to time, the Company uses interest rate swaptions and other instruments to reduce the risk associated with minimum guarantees on these interest-sensitive contracts. At
   December 31, 2015 and 2014, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   In second quarter 2015, the Company entered into futures on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned through the current year from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign inflation bonds as General Account investments and enters into asset swaps, to result in payment of the variable principal at maturity and semi-annual coupons of the bonds to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These asset swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

   In third quarter of 2014, the Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2015

                                                               FAIR VALUE
                                                        ------------------------
                                                                                 GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY     REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES  EARNINGS (LOSS)
                                              --------- ----------- ------------ ---------------
                                                                 (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   7,089 $         2 $          3 $           (84)
  Swaps......................................     1,359           8           21             (45)
  Options....................................     7,358       1,042          652              14
Interest rate contracts:/(1)/
  Floors.....................................     1,800          61           --              12
  Swaps......................................    13,718         351          108              (8)
  Futures....................................     8,685          --           --             (81)
  Swaptions..................................        --          --           --             118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442          16           38             (14)
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       263           5            4               7
                                                                                 ---------------
NET INVESTMENT INCOME (LOSS).................                                                (81)
                                                                                 ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --      10,570           --            (141)
GIB and GWBL and other features/(2)/.........        --          --          184             (56)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          310             (38)
                                              --------- ----------- ------------ ---------------

Balances, December 31, 2015.................. $  42,714 $    12,055 $      1,320 $          (260)
                                              ========= =========== ============ ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2014

                                                               Fair Value
                                                        ------------------------
                                                                                   Gains (Losses)
                                              Notional     Asset     Liability       Reported In
                                               Amount   Derivatives Derivatives    Earnings (Loss)
                                              --------- ----------- ------------ ------------------
                                                                  (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   5,933 $         1 $          2 $             (522)
  Swaps......................................     1,169          22           15                (88)
  Options....................................     6,896       1,215          742                196
Interest rate contracts:/(1)/
  Floors.....................................     2,100         120           --                  9
  Swaps......................................    11,608         605           15              1,507
  Futures....................................    10,647          --           --                459
  Swaptions..................................     4,800          72           --                 37
Credit contracts:/(1)/
  Credit default swaps.......................     1,942           9           27                  4
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       149           2           --                  3
                                                                                 ------------------
Net investment income (loss).................                                                 1,605
                                                                                 ------------------

Embedded derivatives:
GMIB reinsurance contracts...................        --      10,711           --              3,964
GIB and GWBL and other features/(2)/.........        --          --          128               (128)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          380               (199)
                                              --------- ----------- ------------ ------------------
Balances, December 31, 2014.................. $  45,244 $    12,757 $      1,309 $            5,242
                                              ========= =========== ============ ==================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2015 are exchange-traded and net settled daily in cash. At December 31, 2015, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $276 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $33 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200, and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $49 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2015 and 2014, respectively, the Company held $655 million and $1,225 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2015 and 2014, respectively, were $5 million and $28 million, for which the Company posted collateral of $5 million and $36 million at December 31, 2015 and 2014, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2015 and 2014, the balance outstanding under reverse repurchase transactions was $79 million and $0 million, respectively. At December 31, 2015 and 2014, the balance outstanding under securities repurchase transactions was $1,890 million and $950 million, respectively. The Company utilized these repurchase agreements for asset liability management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in
   Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2015

                                                GROSS    GROSS AMOUNTS      NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE    PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS    BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                              (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    1,049 $           673 $             376
Interest rate contracts......................        389             104               285
Credit contracts.............................         14              37               (23)
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,452             814               638
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         20              --                20
                                              ---------- --------------- -----------------
  Total Derivatives..........................      1,472             814               658
Other financial instruments/(2)(4)/..........      1,271              --             1,271
                                              ---------- --------------- -----------------
  Other invested assets/(2)/................. $    2,743 $           814 $           1,929
                                              ========== =============== =================
Securities purchased under agreement to
  resell..................................... $       79 $            -- $              79
                                              ========== =============== =================

                                                GROSS    GROSS AMOUNTS     NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE   PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS   BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                             (IN MILLIONS)
LIABILITIES/(3)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      673 $           673 $              --
Interest rate contracts......................        104             104                --
Credit contracts.............................         37              37                --
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        814             814                --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --              --                --
                                              ---------- --------------- -----------------
  Total Derivatives..........................        814             814                --
Other financial liabilities..................      2,586              --             2,586
                                              ---------- --------------- -----------------
  Other liabilities.......................... $    3,400 $           814 $           2,586
                                              ========== =============== =================
Securities sold under agreement to repurchase $    1,890 $            -- $           1,890
                                              ========== =============== =================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2015

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
ASSETS/(1)/
Counterparty A............................... $                   52  $         --    $    (52)  $      --
Counterparty B...............................                      9            --          (7)          2
Counterparty C...............................                     61            --         (58)          3
Counterparty D...............................                    222            --        (218)          4
Counterparty E...............................                     53            --         (53)         --
Counterparty F...............................                     (2)           --           2          --
Counterparty G...............................                    129            --        (129)         --
Counterparty H...............................                     16           (11)         (5)         --
Counterparty I...............................                     44            --         (39)          5
Counterparty J...............................                     19            --         (13)          6
Counterparty K...............................                     17            --         (17)         --
Counterparty L...............................                      7            --          (7)         --
Counterparty M...............................                     11            --         (10)          1
Counterparty N...............................                     20            --          --          20
Counterparty Q...............................                     --            --          --          --
Counterparty T...............................                     (3)           --           3          --
Counterparty U...............................                     --            --           1           1
Counterparty V...............................                      3            --          (3)         --
                                              ----------------------    ------------   --------  ---------
  Total Derivatives.......................... $                  658  $        (11)   $   (605)  $      42
Other financial instruments/(2)(4)/..........                  1,271            --          --       1,271
                                              ----------------------    ------------   --------  ---------
  OTHER INVESTED ASSETS/(2)/................. $                1,929  $        (11)   $   (605)  $   1,313
                                              ======================    ============   ========  =========
Counterparty M............................... $                   28  $        (28)   $     --   $      --
Counterparty V...............................                     51           (51)         --          --
                                              ----------------------    ------------   --------  ---------
  Securities purchased under agreement to
   resell.................................... $                   79  $        (79)   $     --   $      --
                                              ======================    ============   ========  =========

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
LIABILITIES/(3)/
Counterparty D............................... $                  234  $       (234)   $     --          --
Counterparty C...............................                  1,033        (1,016)        (17)         --
Counterparty M...............................                    623          (611)        (12)         --
                                              ----------------------    ------------   --------  ---------
  Securities sold under agreement to
   repurchase................................ $                1,890  $     (1,861)   $    (29)  $      --
                                              ======================    ============   ========  =========

  /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                               AT DECEMBER 31, 2015
                                              -------------------------------------------------------
                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              -------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30   30-90   GREATER THAN
                                               CONTINUOUS      DAYS     DAYS      90 DAYS     TOTAL
                                              ------------- ---------- -------- ------------ --------
                                                                   (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE
   U.S. Treasury and agency securities....... $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
SECURITIES PURCHASED UNDER AGREEMENT TO
RESELL
   Corporate securities...................... $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------

  /(1)/Excludes Investment Management segment's $75 million of securities borrowed.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2014.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2014

                                                Gross    Gross Amounts    Net Amounts
                                               Amounts   Offset in the  Presented in the
                                              Recognized Balance Sheets  Balance Sheets
                                              ---------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $    1,236  $         753   $          483
Interest rate contracts......................        755             12              743
Credit contracts.............................          7             27              (20)
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,998            792            1,206
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         40             --               40
                                              ----------  -------------   --------------
  Total Derivatives..........................      2,038            792            1,246
Other financial instruments/(2)/.............        852             --              852
                                              ----------  -------------   --------------
  Other invested assets/(2)/................. $    2,890  $         792   $        2,098
                                              ==========  =============   ==============

LIABILITIES/(3)/
Description
Derivatives:
Equity contracts............................. $      753  $         753   $           --
Interest rate contracts......................         12             12               --
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        765            765               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ----------  -------------   --------------
  Total Derivatives..........................        765            765               --
Other financial liabilities..................      2,939             --            2,939
                                              ----------  -------------   --------------
  Other liabilities.......................... $    3,704  $         765   $        2,939
                                              ----------  -------------   --------------
Securities sold under agreement to repurchase $      950  $          --   $          950
                                              ==========  =============   ==============

  /(1)/Excludes Investment Management segment's $8 million net derivative assets, $22 million long exchange traded options and $158 million of securities borrowed.
  /(2)/Includes $120 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $9 million net derivative liabilities, $7 million short exchange traded options and $34 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2014.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2014

                                                               Collateral (Received)/Held
                                                Net Amounts    ------------------------
                                              Presented in the  Financial                    Net
                                               Balance Sheets  Instruments       Cash      Amounts
                                              ---------------- -----------   -----------  ----------
                                                                  (In Millions)
ASSETS/(1)/
Counterparty A...............................  $            62  $       --   $       (62) $       --
Counterparty B...............................              102          --           (95)          7
Counterparty C...............................              111          --          (110)          1
Counterparty D...............................              228          --          (224)          4
Counterparty E...............................               60          --           (59)          1
Counterparty F...............................               63          --           (60)          3
Counterparty G...............................              145        (145)           --          --
Counterparty H...............................               31         (31)           --          --
Counterparty I...............................              136          --          (134)          2
Counterparty J...............................               28          --           (22)          6
Counterparty K...............................               44          --           (44)         --
Counterparty L...............................              113        (113)           --          --
Counterparty M...............................               76          --           (68)          8
Counterparty N...............................               40          --            --          40
Counterparty Q...............................                4          --            (4)         --
Counterparty T...............................                3          --            (3)         --
                                               ---------------  ----------   -----------  ----------
  Total Derivatives..........................  $         1,246  $     (289)  $      (885) $       72
Other financial instruments/(2)/.............              852          --            --         852
                                               ---------------  ----------   -----------  ----------
  Other invested assets/(2)/.................  $         2,098  $     (289)  $      (885) $      924
                                               ===============  ==========   ===========  ==========

LIABILITIES/(3)/
Counterparty D...............................  $           450  $     (450)  $        --          --
Counterparty C...............................              500        (500)           --          --
                                               ---------------  ----------   -----------  ----------
  Securities sold under agreement to
   repurchase................................  $           950  $     (950)  $        --  $       --
                                               ===============  ==========   ===========  ==========

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets and $158 million related to securities borrowed.
  /(2)/Includes $120 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of $10 million related to derivative liabilities and $34 million related to securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                2015      2014      2013
                                              --------  --------  --------
                                                      (IN MILLIONS)
Fixed maturities............................. $  1,420  $  1,431  $  1,462
Mortgage loans on real estate................      338       306       284
Repurchase agreement.........................        1        --        --
Other equity investments.....................       84       200       228
Policy loans.................................      213       216       219
Derivative investments.......................      (81)    1,605    (2,866)
Trading securities...........................       17        63        54
Other investment income......................       40        49        50
                                              --------  --------  --------
  Gross investment income (loss).............    2,032     3,870      (569)
Investment expenses..........................      (53)      (53)      (57)
Interest expense.............................       (3)       (2)       (3)
                                              --------  --------  --------
Net Investment Income (Loss)................. $  1,976  $  3,815  $   (629)
                                              ========  ========  ========

   For 2015, 2014 and 2013, respectively, Net investment income (loss) from derivatives included $474 million, $899 million and $(2,829) million of realized gains (losses) on contracts closed during those periods and $(555) million, $706 million and $(37) million of unrealized gains (losses) on derivative positions at each respective year end.

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
Fixed maturities............................. $  (17) $  (54) $  (75)
Mortgage loans on real estate................     (1)     (3)     (7)
Other equity investments.....................     (5)     (2)    (17)
Other........................................      3       1      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (20) $  (58) $  (99)
                                              ======  ======  ======

   For 2015, 2014 and 2013, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $5 million and $8 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,562 million and $3,562 million at December 31, 2015 and 2014, respectively. The Company annually tests this goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2015 and 2014, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $610 million and $610 million at December 31, 2015 and 2014, respectively and the accumulated amortization of these intangible assets was $439 million and $411 million at December 31, 2015 and 2014, respectively. Amortization expense related to the AB intangible assets totaled $28 million, $27 million and $24 million for 2015, 2014 and 2013, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2015 and 2014, respectively, net deferred sales commissions totaled $99 million and $118 million and are included within Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2015 net asset balance for each of the next five years is $41 million, $32 million, $21 million, $5 million and $0 million. The
   Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2015, the Company determined that the deferred sales commission asset was not impaired.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015, AB purchased additional shares of CPH, bringing AB's ownership interest to 85.0% as of December 31, 2015.

   On December 12, 2013, AB acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2015, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AB made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services exceed $5,000 million on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AB also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AB recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $157 million and $163 million at December 31, 2015 and 2014, respectively. Amortization of capitalized software in 2015, 2014 and 2013 were $55 million, $50 million and $119 million (including $45 million of accelerated amortization), respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2015     2014
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  7,363 $  7,537
Policyholder dividend obligation.............       81      201
Other liabilities............................      100      117
                                              -------- --------
Total Closed Block liabilities...............    7,544    7,855
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,426 and
  $4,829)....................................    4,599    5,143
Mortgage loans on real estate................    1,575    1,407
Policy loans.................................      881      912
Cash and other invested assets...............       49       14
Other assets.................................      258      176
                                              -------- --------
Total assets designated to the Closed Block..    7,362    7,652
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      182      203
Amounts included in accumulated other
  comprehensive income (loss):
Net unrealized investment gains (losses),
  net of deferred income tax (expense)
  benefit of $(36) and $(43) and
  policyholder dividend obligation of $(81)
  and $(201).................................       67       80
                                              -------- --------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $    249 $    283
                                              ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  262  $  273  $  286
Investment income (loss).....................    368     378     402
Net investment gains (losses)................      2      (4)    (11)
                                              ------  ------  ------
Total revenues...............................    632     647     677
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    576     597     637
Other operating costs and expenses...........      4       4       1
                                              ------  ------  ------
Total benefits and other deductions..........    580     601     638
                                              ------  ------  ------
Net revenues, before income taxes............     52      46      39
Income tax (expense) benefit.................    (18)    (16)    (14)
                                              ------  ------  ------
Net Revenues (Losses)........................ $   34  $   30  $   25
                                              ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                              (IN MILLIONS)
Balances, beginning of year.................. $  201  $  128
Unrealized investment gains (losses).........   (120)     73
                                              ------  ------
Balances, End of year........................ $   81  $  201
                                              ======  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                               (IN MILLIONS)
Balance, beginning of year................... $  383  $  518
Contractholder bonus interest credits
  deferred...................................     17      15
Balance true-up..............................    174      --
Amortization charged to income...............    (40)   (150)
                                              ------  ------
Balance, End of Year......................... $  534  $  383
                                              ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2015 and 2014, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2015

                                                 LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ----------  ---------  --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  19,882  $     420 $   20,302
   U.S. Treasury, government and agency.......         --      8,775         --      8,775
   States and political subdivisions..........         --        459         45        504
   Foreign governments........................         --        414          1        415
   Commercial mortgage-backed.................         --         30        503        533
   Residential mortgage-backed/(1)/...........         --        640         --        640
   Asset-backed/(2)/..........................         --         37         40         77
   Redeemable preferred stock.................        258        389         --        647
                                               ----------  ---------  --------- ----------
     Subtotal.................................        258     30,626      1,009     31,893
                                               ----------  ---------  --------- ----------
  Other equity investments....................         97         --         49        146
  Trading securities..........................        654      6,151         --      6,805
  Other invested assets:
   Short-term investments.....................         --        369         --        369
   Swaps......................................         --        230         --        230
   Credit Default Swaps.......................         --        (22)        --        (22)
   Futures....................................         (1)        --         --         (1)
   Options....................................         --        390         --        390
   Floors.....................................         --         61         --         61
   Currency Contracts.........................         --          1         --          1
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (1)     1,029         --      1,028
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,150         --         --      2,150
Segregated securities.........................         --        565         --        565
GMIB reinsurance contracts....................         --         --     10,570     10,570
Separate Accounts' assets.....................    104,058      2,964        313    107,335
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  107,216  $  41,335  $  11,941 $  160,492
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     184 $      184
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        310         --        310
Contingent payment arrangements...............         --         --         31         31
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     310  $     215 $      525
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2014

                                                 Level 1    Level 2    Level 3     Total
                                               ----------  ---------  --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  21,840  $     380 $   22,220
   U.S. Treasury, government and agency.......         --      7,331         --      7,331
   States and political subdivisions..........         --        472         47        519
   Foreign governments........................         --        446         --        446
   Commercial mortgage-backed.................         --         20        715        735
   Residential mortgage-backed/(1)/...........         --        793          2        795
   Asset-backed/(2)/..........................         --         46         53         99
   Redeemable preferred stock.................        254        635         --        889
                                               ----------  ---------  --------- ----------
     Subtotal.................................        254     31,583      1,197     33,034
                                               ----------  ---------  --------- ----------
  Other equity investments....................        217         --         61        278
  Trading securities..........................        710      4,433         --      5,143
  Other invested assets:
   Short-term investments.....................         --        103         --        103
   Swaps......................................         --        597         --        597
   Credit Default Swaps.......................         --        (18)        --        (18)
   Futures....................................         (2)        --         --         (2)
   Options....................................         --        473         --        473
   Floors.....................................         --        120         --        120
   Currency Contracts.........................         --          1         --          1
   Swaptions..................................         --         72         --         72
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (2)     1,348         --      1,346
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,725         --         --      2,725
Segregated securities.........................         --        476         --        476
GMIB reinsurance contracts....................         --         --     10,711     10,711
Separate Accounts' assets.....................    107,539      3,072        260    110,871
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  111,443  $  40,912  $  12,229 $  164,584
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     128 $      128
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        380         --        380
Contingent payment arrangements...............         --         --         42         42
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     380  $     170 $      550
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2015 and 2014, respectively, the fair value of public fixed maturities is approximately $24,216 million and $24,779 million or approximately 16.2% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, the fair value of private fixed maturities is approximately $7,677 million and $8,255 million or approximately 5.1% and 5.4% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2015 and 2014, respectively, the net fair value of freestanding derivative positions is approximately $659 million and $1,243 million or approximately 64.1% and 92.3% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, investments classified as Level 1 comprise approximately 71.8% and 72.7% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2015 and 2014, respectively, investments classified as Level 2 comprise approximately 27.3% and 26.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2015 and 2014, respectively, approximately $673 million and $821 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2015 and 2014, respectively, investments classified as Level 3 comprise approximately 0.9% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2015 and 2014, respectively, were approximately $119 million and $135 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $543 million and $770 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2015 and 2014, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $123 million and $147 million at December 31, 2015 and 2014, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2015. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   In 2014, AFS fixed maturities with fair values of $82 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $15 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.50% of total equity at December 31, 2014.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2015 and 2014, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                STATE AND
                                                                POLITICAL               COMMERCIAL    RESIDENTIAL
                                                                  SUB-        FOREIGN   MORTGAGE-      MORTGAGE-       ASSET-
                                                  CORPORATE     DIVISIONS      GOVTS      BACKED        BACKED         BACKED
                                                ------------  -------------  ---------  ----------  ---------------  ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2015....................... $        380  $          47  $      --  $      715  $             2  $      53
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            3             --         --           1               --         --
     Investment gains (losses), net............            2             --         --         (38)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            5             --         --         (37)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............          (25)            (1)        --          64               --         (4)
Purchases/(3)/.................................           60             --          1          --               --         --
Sales/(4)/.....................................          (38)            (1)        --        (175)              (2)        (9)
Transfers into Level 3/(1)/....................           99             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (61)            --         --         (64)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2015..................... $        420  $          45  $       1  $      503  $            --  $      40
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2014....................... $        291  $          46  $      --  $      700  $             4  $      83
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --           2               --         --
     Investment gains (losses), net............            3             --         --         (89)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal..................................... $          5  $          --  $      --  $      (87) $            --  $      --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............            6              2         --         135               --          7
Purchases/(3)/.................................          162             --         --          --               --         --
Sales/(4)/.....................................          (30)            (1)        --         (20)              (2)       (37)
Transfers into Level 3/(1)/....................           15             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (69)            --         --         (13)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2014..................... $        380  $          47  $      --  $      715  $             2  $      53
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2013....................... $        355  $          50  $      19  $      900  $             9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --          --               --         --
     Investment gains (losses), net............            5             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            7             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............           (1)            (3)        (2)         13               (1)         3
Purchases/(3)/.................................           70             --         --          31               --         --
Sales/(4)/.....................................         (150)            (1)       (17)       (160)              (4)       (22)
Transfers into Level 3/(1)/....................           20             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (10)            --         --         (16)              --        (11)
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2013..................... $        291  $          46  $      --  $      700  $             4  $      83
                                                ============  =============  =========  ==========  ===============  =========

                                                 REDEEM-                                              GWBL
                                                  ABLE                         GMIB      SEPARATE   AND OTHER  CONTINGENT
                                                PREFERRED    OTHER EQUITY   REINSURANCE  ACCOUNTS   FEATURES     PAYMENT
                                                  STOCK      INVESTMENTS       ASSET      ASSETS    LIABILITY  ARRANGEMENT
                                               ----------  ---------------  -----------  --------  ----------  -----------
                                                                              (IN MILLIONS)
BALANCE, JANUARY 1, 2015...................... $       --  $            61  $    10,711  $    260  $      128           42
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --               --           --        --          --           --
   Investment gains (losses), net.............         --                5           --        36          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --         (327)       --          --           --
   Policyholders' benefits....................         --               --           --        --        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal.................................         --                5         (327)       36        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income (loss)...........         --                2           --        --          --           --
Purchases/(2)/................................         --                1          228        26         186           --
Sales/(3)/....................................         --              (20)         (42)       (2)         --          (11)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               --           --        (2)         --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2015.................... $       --  $            49  $    10,570  $    313  $      184           31
                                               ==========  ===============  ===========  ========  ==========   ==========

BALANCE, JANUARY 1, 2014...................... $       15  $            52  $     6,747  $    237  $       --           38
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --                3           --        --          --           --
   Investment gains (losses), net.............         --                1           --        15          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --        3,774        --          --           --
   Policyholders' benefits....................         --               --           --        --          (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal................................. $       --  $             4  $     3,774  $     15  $       (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income(loss)............         --               --           --        --          --           --
Purchases/(2)/................................         --                8          225        16         136            9
Sales/(3)/....................................        (15)              (1)         (35)       (3)         --           (5)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               (2)          --        --          --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2014.................... $       --  $            61  $    10,711  $    260  $      128           42
                                               ==========  ===============  ===========  ========  ==========   ==========

                                                Redeem-                                                         GWBL
                                                 able                    Other        GMIB        Separate    and Other
                                               Preferred Other Equity   Invested   Reinsurance    Accounts    Features
                                                 Stock   Investments     Assets       Asset        Assets     Liability
                                               --------- ------------  ---------  -------------  ----------  ----------
                                                                             (In Millions)
BALANCE, JANUARY 1, 2013...................... $      15 $         77  $      (2) $      11,044  $      224  $      265
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net Investment Income (loss)...............                     10
   Investment gains (losses), net.............        --           (7)        --             --          10          --
   Increase (decrease) in the fair value of
     reinsurance contracts....................        --           --         --         (4,496)         --          --
   Policyholders' benefits....................        --           --         --             --          --        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
     Subtotal.................................        --            3         --         (4,496)         10        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
  Other comprehensive income (loss)...........        --           --          2             --          (1)         --
Purchases/(2)/................................        --            4         --            237           6          86
Sales/(3)/....................................        --           (3)        --            (38)         (3)         --
Settlements/(4)/..............................        --           --         --             --          (2)         --
Transfers into Level 3/(1)/...................        --           --         --             --           3          --
Transfers out of Level 3/(1)/.................        --          (29)        --             --          --          --
                                               --------- ------------  ---------  -------------  ----------  ----------
BALANCE, DECEMBER 31, 2013.................... $      15 $         52  $      --  $       6,747  $      237  $       --
                                               ========= ============  =========  =============  ==========  ==========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(4)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2015 and 2014 by category for Level 3 assets and liabilities still held at December 31, 2015 and 2014, respectively:

                                                                EARNINGS (LOSS)
                                                -----------------------------------------------
                                                                                 INCREASE
                                                   NET                       (DECREASE) IN THE
                                                INVESTMENT   INVESTMENT        FAIR VALUE OF                    POLICY-
                                                  INCOME        GAINS           REINSURANCE                     HOLDERS'
                                                  (LOSS)    (LOSSES), NET        CONTRACTS            OCI       BENEFITS
                                                ---------- --------------- --------------------  ------------  ----------
                                                                              (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2015
STILL HELD AT DECEMBER 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $        (25) $       --
     State and political subdivisions..........         --              --                   --            (2)         --
     Commercial mortgage-backed................         --              --                   --            61          --
     Asset-backed..............................         --              --                   --            (4)         --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $         30  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                 (141)           --          --
   Separate Accounts' assets...................         --              36                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         184
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            36 $               (141) $         30  $      184
                                                ========== =============== ====================  ============  ==========

Level 3 Instruments
Full Year 2014
Still Held at December 31, 2014
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $          6  $       --
     State and political subdivisions..........         --              --                   --             2          --
     Commercial mortgage-backed................         --              --                   --           112          --
     Asset-backed..............................         --              --                   --             7          --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $        127  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                3,964            --          --
   Separate Accounts' assets...................         --              15                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         128
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            15 $              3,964  $        127  $      128
                                                ========== =============== ====================  ============  ==========

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2015 and 2014, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2015

                                 FAIR         VALUATION
                                 VALUE        TECHNIQUE        SIGNIFICANT UNOBSERVABLE INPUT       RANGE
                                ------- ---------------------- ------------------------------ -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:

   Corporate................... $    61 Matrix pricing model                  Spread over the
                                                                            industry-specific
                                                                        benchmark yield curve 50 BPS - 565 BPS

                                    154 Market comparable                    EBITDA multiples   7.8X - 19.1X
                                          companies                             Discount rate   7.0% - 12.6%
                                                                          Cash flow Multiples   14.0X - 16.5X
---------------------------------------------------------------------------------------------------------------

   Asset-backed................       3 Matrix pricing model                 Spread over U.S.
                                                                               Treasury curve 30 BPS - 687 BPS
---------------------------------------------------------------------------------------------------------------

Other equity investments.......      10 Market comparable                    Revenue multiple    2.5X - 4.8X
                                          companies                    Marketability Discount       30.0%
---------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     271 Third party appraisal             Capitalization rate       4.9%
                                                                     Exit capitalization rate       5.9%
                                                                                Discount rate       6.7%

                                      7 Discounted cash flow                 Spread over U.S.
                                                                               Treasury curve
                                                                       Gross domestic product 280 BPS - 411 BPS
                                                                                         rate   0.0% - 1.09%
                                                                              Discount factor    2.3% - 5.9%
---------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  10,570 Discounted cash flow                      Lapse Rates    0.6% - 5.7%
                                                                             Withdrawal rates    0.2% - 8.0%
                                                                       GMIB Utilization Rates    0.0% - 15%
                                                                         Non-performance risk  5 BPS - 18 BPS
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................     120 Discounted cash flow                      Lapse Rates    1.0% - 5.7%
                                                                             Withdrawal rates    0.0% - 7.0%
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2014

                                Fair         Valuation
                                Value        Technique         Significant Unobservable Input         Range
                               ------- ---------------------- --------------------------------- -----------------
                                                             (In Millions)
ASSETS:
Investments:
Fixed maturities,
  available-for-sale:

   Corporate.................. $    75 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 BPS - 590 BPS

                                   132 Market comparable
                                         companies                                Discount rate   11.2% - 15.2%
-----------------------------------------------------------------------------------------------------------------

   Asset-backed...............       5 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 BPS - 687 BPS
-----------------------------------------------------------------------------------------------------------------

Other equity investments......      20 Market comparable                       Revenue multiple    2.0X - 3.5X
                                         companies                                Discount rate       18.0%
                                                                                 Discount years         2
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     234 Third party appraisal                Capitalization rate       5.2%
                                                                       Exit capitalization rate       6.2%
                                                                                  Discount rate       7.1%

                                     7 Discounted cash flow                    Spread over U.S.
                                                                                 Treasury curve
                                                                         Gross domestic product 238 BPS - 395 BPS
                                                                                           rate    0.0% - 2.4%
                                                                                Discount factor    1.3% - 5.4%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts....  10,711 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.2% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 15.0%
                                                                           Non-performance risk  5 BPS - 16 BPS
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL /(1)/...............     107 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.0% - 7.0%
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2015 and 2014, respectively, are approximately $865 million and $1,045 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 63.1% and 68.8% of total assets classified as Level 3 and represent only 0.6% and 0.7% of total assets measured at fair value on a recurring basis at December 31, 2015 and 2014 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2015 and 2014, respectively, are approximately $215 million and $207 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 51.2% and 54.4% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2015 and 2014, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2015 and 2014, are approximately 7.5% and 9.4%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AB for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2015 and 2014, respectively, are approximately $32 million and $31 million private venture capital fund-of-fund investments of AB for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2015 and 2014, AB's aggregate unfunded commitments to these investments were approximately $3 million and $3 million, respectively.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2015 and 2014, primarily consist of a private real estate fund with a fair value of approximately $271 million and $234 million, a private equity investment with a fair value of approximately $2 million and $2 million and mortgage loans with fair value of approximately $5 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $28 million and $7 million at December 31, 2015 and $11 million and $8 million at December 31, 2014, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $31 million and $42 million as of December 31, 2015 and 2014, respectively) are currently valued using projected AUM growth rates with a weighted average of 46.0%, revenue growth rates with a weighted average of 43.0%, and discount rates of 3.0% (using a cost of debt assumption). During the fourth quarters of 2015 and 2014, AB recorded changes in estimates of the contingent consideration payable relating to recent acquisitions of $7 million and $4 million, respectively.

   The carrying values and fair values at December 31, 2015 and 2014 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                   FAIR VALUE
                                              CARRYING ----------------------------------
                                               VALUE   LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                                              -------- ------- -------- -------- --------
                                                             (IN MILLIONS)
December 31, 2015:
MORTGAGE LOANS ON REAL ESTATE................ $  7,171 $    -- $     -- $  7,257 $  7,257
LOANS TO AFFILIATES..........................    1,087      --      795      390    1,185
POLICYHOLDERS LIABILITIES: INVESTMENT
  CONTRACTS..................................    7,825      --       --    7,930    7,930
POLICY LOANS.................................    3,393      --       --    4,343    4,343
SHORT-TERM DEBT..............................      584      --      584       --      584
SEPARATE ACCOUNT LIABILITIES.................    5,124      --       --    5,124    5,124
December 31, 2014:
Mortgage loans on real estate................ $  6,463 $    -- $     -- $  6,617    6,617
Loans to affiliates..........................    1,087      --    1,203       --    1,203
Policyholders liabilities: Investment
  contracts..................................    2,799      --       --    2,941    2,941
Policy loans.................................    3,408      --       --    4,406    4,406
Short-term debt..............................      688      --      700       --      700
Separate Account Liabilities.................    5,019      --       --    5,019    5,019

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and FHLBNY funding agreements and escrow shield plus product reserves are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2013................... $  1,772  $  4,561  $  6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013.................    1,626     4,203     5,829
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      334     1,661     1,995
                                              --------  --------  --------
Balance at December 31, 2014.................    1,729     5,644     7,373
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,570      (258)    1,312
                                              --------  --------  --------
Balance at December 31, 2015................. $  2,986  $  5,297  $  8,283
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                                     GMDB
                                                                 -------------
                                                                 (IN MILLIONS)
Balance at January 1, 2013...................................... $         844
  Paid guarantee benefits.......................................          (109)
  Other changes in reserve......................................            56
                                                                 -------------
Balance at December 31, 2013....................................           791
  Paid guarantee benefits.......................................          (114)
  Other changes in reserve......................................           155
                                                                 -------------
Balance at December 31, 2014....................................           832
  Paid guarantee benefits.......................................          (148)
  Other changes in reserve......................................           746
                                                                 -------------
Balance at December 31, 2015.................................... $       1,430
                                                                 =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2015 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                               RETURN OF
                                                PREMIUM    RATCHET   ROLL-UP     COMBO     TOTAL
                                               ---------  --------  ---------  ---------  -------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $  13,037  $    132  $      78  $     244  $13,491
   Separate Accounts.......................... $  38,438  $  8,570  $   3,472  $  34,160  $84,640
  Net amount at risk, gross................... $     397  $    422  $   2,389  $  15,872  $19,080
  Net amount at risk, net of amounts
   reinsured.................................. $     397  $    302  $   1,616  $   6,743  $ 9,058
  Average attained age of contractholders.....      51.1      65.4       71.7       66.4     55.0
  Percentage of contractholders over age 70...       9.0%     35.4%      58.1%      38.2%    16.6%
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

GMIB:
-----
  Account values invested in:
   General Account............................       N/A       N/A  $      41  $     351  $   392
   Separate Accounts..........................       N/A       N/A  $  15,467  $  41,092  $56,559
  Net amount at risk, gross...................       N/A       N/A  $   1,179  $   6,232  $ 7,411
  Net amount at risk, net of amounts
   reinsured..................................       N/A       N/A  $     351  $   1,561  $ 1,912
  Weighted average years remaining until
   annuitization..............................       N/A       N/A        1.4        1.9      1.9
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $494 million and $508 million at December 31, 2015 and 2014, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   In-force management

   The Company continues to proactively manage its in-force business. For example:

      . GMIB/GWBL LUMP SUM OPTION. In 2015, the Company added a lump sum option to certain contracts with GMIB and GWBL benefits. Prior to the addition of this option, if an eligible contractholder's adjusted account value fell to zero, the contractholder would automatically receive a stream of payments over his or her lifetime. With this option, eligible contractholders now have the ability to receive a percentage of the present value of those lifetime payments in a one-time lump sum payment.

      . GMDB/GMIB BUYBACK. Beginning in 2012, the Company initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. Most recently in 2015, the Company initiated a program to give contractholders an option to elect a full buyout of their rider or a new partial
          (50%) buyout of their rider.

   The Company believes that the lump sum option and buyback programs are mutually beneficial to both the Company and contractholders who no longer need or want the GMDB, GMIB or GWBL rider. As a result of the 2015 buyback program, the Company is assuming a change in the short-term behavior of remaining contractholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term. The Company is also incorporating the expectation that some contractholders will utilize the new lump sum option product feature.

   Due to the difference in accounting recognition between the GMDB/GMIB and GWBL reserves and the fair value of the GMIB reinsurance contract asset, the net impact of the addition of the lump sum option to certain contracts and the 2015 buyback offer is an after-tax loss of $247 million, which was recognized in 2015. The net impact of a 2013 buyback that completed in 2014 was an after-tax loss of $29 million and $20 million to Net earnings in 2014 and 2013, respectively. For additional information, see "Accounting for VA Guarantee Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              ------------------
                                                2015     2014
                                              -------- ---------
                                                (IN MILLIONS)
GMDB:
-----
Equity....................................... $ 66,230 $  67,108
Fixed income.................................    2,686     3,031
Balanced.....................................   15,350    17,505
Other........................................      374       404
                                              -------- ---------
Total........................................ $ 84,640 $  88,048
                                              ======== =========

GMIB:
-----
Equity....................................... $ 43,874 $  43,850
Fixed income.................................    1,819     1,988
Balanced.....................................   10,696    12,060
Other........................................      170       186
                                              -------- ---------
Total........................................ $ 56,559 $  58,084
                                              ======== =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2015, the total account value and net amount at risk of the hedged variable annuity contracts were $50,333 million and $7,841 million, respectively, with the GMDB feature and $32,740 million and $1,560 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  --------
                                                       (IN MILLIONS)
Balance at January 1, 2013................... $     556 $      (310) $    246
  Other changes in reserves..................       273        (131)      142
                                              --------- -----------  --------
Balance at December 31, 2013.................       829        (441)      388
  Other changes in reserves..................       135        (114)       21
                                              --------- -----------  --------
Balance at December 31, 2014.................       964        (555)      409
  Other changes in reserves..................       120          16       136
                                              --------- -----------  --------
Balance at December 31, 2015................. $   1,084 $      (539) $    545
                                              ========= ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and$30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2015, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 4.1% and 48.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 19.6% and 54.6%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2015 and 2014 were $10,570 million and $10,711 million, respectively. The increases (decreases) in fair value were $(141) million, $3,964 million and $(4,297) million for 2015, 2014 and 2013, respectively.

   At December 31, 2015 and 2014, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,367 million, of which $2,005 million and $2,069 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Paul Revere Life Insurance Company (A rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2015 and 2014, affiliated reinsurance recoverables related to insurance contracts amounted to $2,009 million and $1,684 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $131 million and $74 million, at December 31, 2015 and 2014, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $92 million and $110 million at December 31, 2015 and 2014, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2015 and 2014 were $744 million and $757 million, respectively.

   For affiliated reinsurance agreements see Note 11 "Related Party
   Transactions."

   The following table summarizes the effect of reinsurance:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)

Direct premiums.............................. $  820  $  844  $  848
Reinsurance assumed..........................    207     211     213
Reinsurance ceded............................   (539)   (541)   (565)
                                              ------  ------  ------
Premiums..................................... $  488  $  514  $  496
                                              ======  ======  ======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $  279  $  270  $  247
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  527  $  726  $  703
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $80 million and $78 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, $1,652 million and $1,714 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                              2015  2014  2013
                                              ----- ----- -----
                                                (IN MILLIONS)

Incurred benefits related to current year.... $  11 $  14 $  15
Incurred benefits related to prior years.....    22    16    10
                                              ----- ----- -----
Total Incurred Benefits...................... $  33 $  30 $  25
                                              ===== ===== =====
Benefits paid related to current year........ $  18 $  20 $  19
Benefits paid related to prior years.........    13    11    13
                                              ----- ----- -----
Total Benefits Paid.......................... $  31 $  31 $  32
                                              ===== ===== =====

10)SHORT-TERM DEBT

   Short-term debt consists of the following:

                                              DECEMBER 31,
                                              -------------
                                               2015   2014
                                              ------ ------
                                              (IN MILLIONS)
Short-term debt:
AB:
  Commercial paper (with interest rates of
   0.5% and 0.3%)............................ $  584 $  489
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     --    200
                                              ------ ------
Total short-term debt........................ $  584 $  689
                                              ====== ======

   Short-term Debt

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB's and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2015, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   As of December 31, 2015 and 2014, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2015 and 2014, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has three uncommitted lines of credit with three financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $200 million, with AB named as an additional borrower, while one has no stated limit. As of December 31, 2015 and 2014, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new $382 million, seven year term loan with an interest rate of 4.0% was issued.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   Other Transactions

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see Note 12.

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life"), equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million. MONY Life was a subsidiary of AXA Financial through October 1, 2013.

   The Company reimburses AXA Financial for expenses related to certain employee compensation and benefits. Such reimbursement is based on the cost to AXA Financial of the benefits provided which totaled $20 million, $29 million and $40 million, respectively, for 2015, 2014 and 2013.

   In 2015, 2014 and 2013, respectively, the Company paid AXA Distribution Holding Corporation ("AXA Distribution") and its subsidiaries $603 million, $616 million and $621 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $321 million, $325 million and $345 million, respectively, for their applicable share of operating expenses in 2015, 2014 and 2013, pursuant to Service agreement.

   AXA Distributors received $13 million, $2 million and $2 million in commissions and fees for the sale of MONY Life Insurance Company of America ("MONY America") insurance products in 2015, 2014 and 2013, respectively. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona Company ("AXA Arizona"), a wholly-owned subsidiary of AXA Financial.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2015 and 2014, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,741 million and $8,560 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2015, 2014 and 2013 related to the UL and no lapse guarantee riders totaled approximately $453 million, $453 million and $474 million, respectively. Ceded claims paid in 2015, 2014 and 2013 were $54 million, $83 million and $70 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,099 million at December 31, 2015) and/or letters of credit ($3,205 million at December 31, 2015). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2015, 2014 and 2013 totaled approximately $21 million, $22 million and $21 million, respectively. Claims and expenses paid in 2015, 2014 and 2013 were $5 million, $10 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. The reinsurance agreement was approved by the NYDFS with a retroactive effective date of January 1, 2015 and is due to expire on December 31, 2024. Premiums and expenses associated with the reinsurance agreement were $4 million in 2015.

   AXA Equitable provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with certain AXA Financial subsidiaries and affiliates to conduct their business. The associated costs related to the service agreement are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company. As a result of such allocations, AXA Equitable was reimbursed $94 million, $75 million and $148 million for 2015, 2014 and 2013, respectively.

   Both AXA Equitable and AB, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AB incurred expenses under such agreements of approximately $164 million, $173 million and $165 million in 2015, 2014 and 2013, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $14 million, $15 million and $24 million in 2015, 2014 and 2013, respectively. The net receivable (payable) related to these contracts was approximately $1 million and $3 million at December 31, 2015 and 2014, respectively.

   During 2015, 2014 and 2013 AXA Equitable FMG earned $707 million,
   $711 million and $690 million, respectively of Investment management and administrative fees from EQAT, VIP Trust, 1290 Funds (since inception in
   2014) and Other AXA Trusts. Accounts receivable from these transactions were $47 million and $48 million at December 31, 2015 and 2014, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                                 2015     2014     2013
                                               -------- -------- --------
                                                     (IN MILLIONS)
Investment advisory and services fees......... $  1,056 $  1,062 $  1,010
Distribution revenues.........................      415      433      455
Other revenues -- shareholder servicing fees..       85       91       91
Other revenues -- other.......................        5        6        6

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $18 million, $18 million and $0 million in 2015, 2014 and 2013, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees) and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under the AXA Equitable QP would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   Measurement Date

   The Company uses a December 31 measurement date for its pension plans.

   Contributions and Funding Policy

   For 2015, no cash contributions were made by AXA Equitable and AB to their respective qualified pension plans. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2015, no minimum contribution is required to be made to either plan in 2016 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2016. Similarly, AB currently does not plan to make a contribution to its pension plan during 2016.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
Service cost................................. $     8  $     9  $    40
Interest cost................................      93      107       99
Expected return on assets....................    (159)    (155)    (155)
Actuarial (gain) loss........................       1        1        1
Net amortization.............................     110      111      155
Curtailment..................................      --       --        3
                                              -------  -------  -------
Net Periodic Pension Expense................. $    53  $    73  $   143
                                              =======  =======  =======

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Projected benefit obligation, beginning of
  year....................................... $ 2,657  $ 2,463
Service cost.................................      --       --
Interest cost................................      93      107
Actuarial (gains) losses.....................      (6)     264
Benefits paid................................    (169)    (177)
Plan amendments and curtailments.............       1       --
                                              -------  -------
  Projected Benefit Obligation...............   2,576    2,657
Transfer to AXA Financial....................  (2,447)      --
                                              -------  -------
Projected Benefit Obligation, End of Year.... $   129  $ 2,657
                                              =======  =======

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Pension plan assets at fair value, beginning
  of year.................................... $ 2,473  $ 2,401
Actual return on plan assets.................      24      250
Contributions................................      --        6
Benefits paid and fees.......................    (175)    (184)
                                              -------  -------
Pension plan assets at fair value, end of
  year.......................................   2,322    2,473
PBO, immediately preceding the Transfer to
  AXA Financial..............................   2,576    2,657
                                              -------  -------
  Excess of PBO Over Pension Plan Assets,
   immediately preceding the Transfer to AXA
   Financial.................................    (254)    (184)
Transfer to AXA Financial.................... $   211  $    --
                                              -------  -------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $   (43) $  (184)
                                              =======  =======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $43 million and $184 million at December 31, 2015 and 2014, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $2,576 million and $2,322 million, respectively, at December 31, 2015 and $2,657 million and $2,473 million, respectively, at December 31, 2014.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2015 and 2014 that have not yet been recognized by AXA Equitable as components of net periodic pension cost. Not shown in the table at December 31, 2015 is approximately $1,193 million unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI transferred to AXA Financial due to the Assumption Transaction.

                                              DECEMBER 31,
                                              -------------
                                              2015   2014
                                              ----- -------
                                              (IN MILLIONS)
Unrecognized net actuarial (gain) loss....... $  49 $ 1,144
Unrecognized prior service cost (credit).....     1      --
                                              ----- -------
  Total...................................... $  50 $ 1,144
                                              ===== =======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $340,000 and $0, respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   2015 -- Immediately following the Assumption Transaction, the total fair value of plan assets for the qualified pension plans of the Company at December 31, 2015 was approximately $86 million, all supporting the AB qualified retirement plan.

   2014 -- The tables below disclose the allocation of the approximately $2,473 million fair value of total plan assets for the qualified pension plans of the Company and their level of observability within the fair value hierarchy at December 31, 2014. At December 31, 2014, assets classified as Level 1, Level 2 and Level 3 comprised approximately 32.4%, 57.6% and 10.0%, respectively, of qualified pension plan assets. During 2014, there were no transfers in/out of the Level 3 plan asset classification; activity in Level 3 consisted only of actual returns of approximately $22 million on those assets. Except for an investment at December 31, 2014 of approximately $1 million in a private REIT through a pooled separate account, there were no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

                                              DECEMBER 31,
                                              ------------
                                               2015   2014
                                              -----  -----
Fixed Maturities.............................  24.0%  49.4%
Equity Securities............................  56.0   38.8
Equity real estate...........................    --    9.8
Cash and short-term investments..............    --    1.3
Other........................................  20.0    0.7
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1 LEVEL 2 LEVEL 3 TOTAL
                                              ------- ------- ------- ------
                                                      (IN MILLIONS)
DECEMBER 31, 2015:
ASSET CATEGORIES
Fixed Maturities:
  Other structured debt...................... $    -- $     9 $    -- $    9
Common and preferred equity..................      24      --      --     24
Mutual funds.................................      43      --      --     43
Private real estate investment trusts........      --      10      --     10
                                              ------- ------- ------- ------
   Total..................................... $    67 $    19 $    -- $   86
                                              ======= ======= ======= ======

                                              Level 1 Level 2  Level 3  Total
                                              ------- -------- ------- --------
                                                        (In Millions)
December 31, 2014:
Asset Categories
Fixed Maturities:
  Corporate.................................. $    -- $    833 $    -- $    833
  U.S. Treasury, government and agency.......      --      358      --      358
  States and political subdivisions..........      --       18      --       18
  Other structured debt......................      --        9       3       12
Common and preferred equity..................     743      177      --      920
Mutual funds.................................      46       --      --       46
Private real estate investment funds.........      --       --       1        1
Private real estate investment trusts........      --       10     242      252
Cash and cash equivalents....................      13       --      --       13
Short-term investments.......................      --       20      --       20
                                              ------- -------- ------- --------
   Total..................................... $   802 $  1,425 $   246 $  2,473
                                              ======= ======== ======= ========

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes by varying the asset allocation of a portfolio through investment in the overlay portfolios.

   Discount Rate and Other Assumptions

   The discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2015 and 2014. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                                                    DECEMBER 31,
                                                                    -----------
                                                                    2015   2014
                                                                    -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding Transfer to AXA
     Financial..................................................... 3.98%    N/A
   Other AXA Equitable defined benefit plans....................... 3.66%    N/A
   AB Qualified Retirement Plan....................................  4.3%    N/A
  Benefits obligations (aggregate methodology for 2014)............   N/A   3.6%
  Periodic cost....................................................  3.6%   3.6%

Rates of compensation increase:
  Benefit obligation............................................... 6.00%  6.00%
  Periodic cost.................................................... 6.46%  6.00%

Expected long-term rates of return on pension plan assets
  (periodic cost).................................................. 6.75%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $6 million, $10 million and $10 million for 2015, 2014 and 2013, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2016, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2015 and include benefits attributable to estimated future employee service.

                                                                     PENSION
                                                                    BENEFITS
                                                                  --------------
                                                                  (IN MILLIONS)

2016............................................................. $            6
2017.............................................................              4
2018.............................................................              5
2019.............................................................              6
2020.............................................................              5
Years 2021 - 2025................................................             36

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2015, 2014 and 2013 for share-based payment arrangements as further described herein are as follows:

                                              2015  2014  2013
                                              ----- ----- ----
                                                (IN MILLIONS)
Performance Units/Shares..................... $  18 $  10 $ 43
Stock Options................................     1     1    2
AXA Shareplan................................    16    10   13
AB Stock Options.............................    --    --   (4)
AB Restricted Units..........................   174   171  286
Other Compensation plans/(1)/................     2    --   --
                                              ----- ----- ----
Total Compensation Expenses.................. $ 211 $ 192 $340
                                              ===== ===== ====

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Share Plan (the "Performance Share Plan"). Prior to 2013, they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted stock options in years prior to 2014.

   Performance Units and Performance Shares

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015, the expense associated with the June 19, 2015 grant of performance shares were $8 million.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of 2,273,008 performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 2 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015 and 2014, the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million and $9 million, respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 986,580 performance units earned under the terms of the AXA Performance Unit Plan 2011.

   2013 GRANT. On March 22, 2013, under the terms of the 2013 Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. 119.58% of the unearned performance shares were earned based on the performance of AXA and the insurance-related business of AXA Financial Group. The earned performance shares will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2015, 2014 and 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $7 million, $2 million and $11 million, respectively.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   For 2015, 2014 and 2013, the Company recognized compensation costs of $18 million, $10 million and $43 million, respectively, for performance shares and units earned to date. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2015 and 2014 was $0 and $58 million, respectively. Approximately 2 million outstanding performance shares are at risk to achievement of 2016 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2015 GRANT. On June 19, 2015, 442,885 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 244,597 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $333,000.

   2014 GRANT. On March 24, 2014, 395,720 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 214,174 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015 and 2014, the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $216,000 and $345,000, respectively.

   2013 GRANT On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, 2014 and 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $71,000, $131,000 and $357,000, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2015 follows:

                                                                             Options Outstanding
                                              ----------------------------------------------------------------------------------
                                                   AXA Ordinary Shares            AXA ADRs/(3)/            AB Holding Units
                                              ----------------------------   ------------------------ --------------------------
                                                               Weighted                    Weighted                    Weighted
                                                Number         Average         Number      Average        Number       Average
                                              Outstanding      Exercise      Outstanding   Exercise     Outstanding    Exercise
                                              (In 000's)        Price        (In 000's)     Price       (In 000's)      Price
                                              -----------  ---------------   -----------  ----------- --------------  ----------

Options Exercisable at January 1, 2015.......    16,837.9  (Euro)    21.39       1,105.2  $     25.53        5,942.4  $    45.03
Options granted..............................       444.0  (Euro)    22.90            --  $        --           29.1  $    31.74
Options exercised............................    (4,196.7) (Euro)    18.26        (510.7) $     25.33         (541.1) $    17.06
Options forfeited, net.......................      (483.1) (Euro)    22.75        (553.5) $     25.59          (23.1) $    89.95
Options expired/reinstated...................          --               --            --           --           (8.8) $    45.45
                                              -----------                    -----------              --------------
Options Outstanding at December 31, 2015.....    12,602.1  (Euro)    21.39          41.0  $     27.28        5,398.5  $    47.59
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)    --/(2)/              $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................         3.0                           2.36                        2.90
                                              ===========                    ===========              ==============
Options Exercisable at December 31, 2015.....    10,074.6  (Euro)    22.50          40.9  $     27.28        4,736.7       43.04
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)       --                $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................        2.48                           2.36                        2.90
                                              ===========                    ===========              ==============

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2015 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from exercises of stock options in 2015 was $13 million. The intrinsic value related to exercises of stock options during 2015, 2014 and 2013 were approximately $200,000, $3 million and $14 million respectively, resulting in amounts currently deductible for tax purposes of approximately $70,000, $1 million, and $5 million, respectively, for the periods then ended. In 2015, 2014 and 2013, windfall tax benefits of approximately $70,000, $1 million and $5 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2015, AXA Financial held 2,262 AXA ordinary shares in treasury at a weighted average cost of $24.86 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2015, 2014 and 2013, respectively.

                                                   AXA Ordinary Shares             AB Holding Units
                                              ----------------------------  ------------------------------
                                                2015      2014      2013      2015     2014       2013
                                              --------  --------  --------  -------  -------  ------------

Dividend yield...............................     6.29%     6.38%     7.52%     7.1%     8.4%  8.0 - 8.3%
Expected volatility..........................    23.68%    29.24%    31.27%    32.1%    48.9% 49.7 - 49.8%
Risk-free interest rates.....................     0.92%     1.54%     1.34%     1.5%     1.5%  0.8 - 1.7%
Expected life in years.......................      8.2       8.2       7.7      6.0      6.0       6.0
Weighted average fair value per option at
  grant date................................. $   1.73  $   2.89  $   1.79  $  4.13  $  4.78  $       5.44

   For 2015, 2014 and 2013, the Company recognized compensation costs (credits) for stock options of $1 million, $1 million and $(2) million, respectively. As of December 31, 2015, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.48 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2015, 2014 and 2013, respectively, the Company recognized compensation costs of $174 million, $171 million and $286 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2015, approximately 19.8 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2015, approximately $36 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   3.20 years.

   The following table summarizes restricted AXA ordinary share activity for 2015. In addition, approximately 44,333 RSUs were granted during 2015 with graded vesting over a 3-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2015...............     51,460 $    15.37
Granted......................................     10,578 $    23.25
Vested.......................................     28,028 $    14.63
                                              ---------- ----------
Unvested as of December 31, 2015.............     34,010 $    18.43
                                              ========== ==========

   Restricted AXA Ordinary shares vested in 2015, 2014 and 2013 had aggregate vesting date fair values of approximately $1 million, $1 million and $1 million, respectively.

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction. For the years ended December 31, 2015, 2014 and 2013, the Company recognized compensation expense of approximately $327,800, $350,300, and $350,000 for these unrestricted share awards.

   AXA Shareplan

   2015 AXA SHAREPLAN. In 2015, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly-issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2015. Eligible employees and financial professionals could have reserved a share purchase during the reservation period from August 31, 2015 through September 14, 2015 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 22, 2015 through October 27, 2015. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 21, 2015 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $20.17 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 8.57% formula discounted price of $23.05 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2015 which is July 1, 2020. All subscriptions became binding and irrevocable on October 27, 2015.

   The Company recognized compensation expense of $16 million, $10 million and $13 million in 2015, 2014 and 2013 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2015, 2014 and 2013 primarily invested under Investment Option B for the purchase of approximately 5 million, 5 million and 5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2015, 2014 and 2013, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $281,000, $295,000 and $278,000.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2015 and 2014, AB purchased 8.5 million and 3.6 million Holding units for $218 million and $93 million respectively. These amounts reflect open-market purchases of 5.8 million and 0.3 million Holding units for $151 million and $7 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding unit awards (including 7.0 million granted in December for 2015 year-end awards). During 2014, AB granted to employees and eligible directors 7.6 million restricted AB Holding awards (including 6.6 million granted in December 2013 for 2014 year-end awards). Prior to third quarter 2014, AB funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust.

   During 2015 and 2014, AB Holding issued 0.5 million and 1.1 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $9 million and $19 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AB totaling $173 million, $173 million and $156 million for 2015, 2014 and 2013, respectively. The cost of the 2015 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2015, 302,443 options to buy Holding units had been granted and 47.2 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 12.5 million Holding units were available for grant as of December 31, 2015.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $      (36) $    (552) $      197
  Deferred (expense) benefit.................       (150)    (1,143)      1,876
                                              ----------  ---------  ----------
Total........................................ $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)

Expected income tax (expense) benefit........ $     (578) $  (2,140) $    1,858
Noncontrolling interest......................        124        119         101
Separate Accounts investment activity........        181        116         122
Non-taxable investment income (loss).........          8         12          20
Tax audit interest...........................          1         (6)        (14)
State income taxes...........................          1         (4)         (6)
AB Federal and foreign taxes.................          2          4           2
Tax settlement...............................         77        212          --
Other........................................         (2)        (8)        (10)
                                              ----------  ---------  ----------
Income tax (expense) benefit................. $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014 the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                                  DECEMBER 31, 2015         December 31, 2014
                                              ------------------------- -------------------------
                                               ASSETS     LIABILITIES    Assets     Liabilities
                                              --------- --------------- --------- ---------------
                                                                 (IN MILLIONS)

Compensation and related benefits............ $     110 $            -- $     150 $            --
Reserves and reinsurance.....................        --           1,740        --           1,785
DAC..........................................        --           1,253        --           1,162
Unrealized investment gains or losses........        --             134        --             614
Investments..................................        --           1,437        --           1,490
Net operating losses and credits.............       424              --       512              --
Other........................................        --              25       112              --
                                              --------- --------------- --------- ---------------
Total........................................ $     534 $         4,589 $     774 $         5,051
                                              ========= =============== ========= ===============

   As of December 31, 2015, the Company had $424 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2015, $255 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $103 million would need to be provided if such earnings were remitted.

   At December 31, 2015 and 2014, of the total amount of unrecognized tax benefits $344 million and $397 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2015 and 2014 were $52 million and $77 million, respectively. For 2015, 2014 and 2013, respectively, there were $(25) million, $(43) million and $15 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                 2015       2014      2013
                                              ---------  ---------  --------
                                                       (IN MILLIONS)

Balance at January 1,........................ $     475  $     592  $    573
Additions for tax positions of prior years...        44         56        57
Reductions for tax positions of prior years..      (101)      (181)      (38)
Additions for tax positions of current year..        --          8        --
                                              ---------  ---------  --------
Balance at December 31,...................... $     418  $     475  $    592
                                              =========  =========  ========

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. The IRS commenced their examination of the 2008 and 2009 tax years in 2015. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                          DECEMBER 31,
                                              -----------------------------------
                                                 2015        2014         2013
                                              ----------  ----------  -----------
                                                         (IN MILLIONS)

Unrealized gains (losses) on investments..... $      241  $    1,122  $       153
Foreign currency translation adjustments.....        (58)        (33)         (12)
Defined benefit pension plans................        (12)       (780)        (757)
                                              ----------  ----------  -----------
Total accumulated other comprehensive income
  (loss).....................................        171         309         (616)
                                              ----------  ----------  -----------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................         57          42           13
                                              ----------  ----------  -----------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $      228  $      351  $      (603)
                                              ==========  ==========  ===========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0.

   The components of OCI for the past three years, net of tax, follow:

                                                  2015        2014       2013
                                               ----------  ---------  ----------
                                                         (IN MILLIONS)
Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period......... $      (25) $     (21) $      (12)
  (Gains) losses reclassified into net
   earnings (loss) during the period..........         --         --          --
                                               ----------  ---------  ----------
  Foreign currency translation adjustment.....        (25)       (21)        (12)
                                               ----------  ---------  ----------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year............................     (1,020)     1,043      (1,550)
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/.......         12         37          49
                                               ----------  ---------  ----------
Net unrealized gains (losses) on investments..     (1,008)     1,080      (1,501)
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other...................................        127       (111)        302
                                               ----------  ---------  ----------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(480), $529 and
  $(654)).....................................       (881)       969      (1,199)
                                               ----------  ---------  ----------
Change in defined benefit plans:
  Net gain (loss) arising during the year.....         --        (95)        198
  Prior service cost arising during the year..         --         --          --
  Less: reclassification adjustments to net
  earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost............         (4)        72         101
   Amortization of net prior service credit
     included in net periodic cost............         --         --          --
                                               ----------  ---------  ----------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(15) and $161).......................         (4)       (23)        299
                                               ----------  ---------  ----------
Total other comprehensive income (loss), net
  of income taxes.............................       (910)       925        (912)
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest.....         15         29          (8)
                                               ----------  ---------  ----------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable............... $     (895) $     954  $     (920)
                                               ==========  =========  ==========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(6) million, $(19) million and $(26) million for 2015, 2014 and 2013, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $(39) million and $(54) million for 2015, 2014 and 2013, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2016 and the four successive years are $216 million, $215 million, $201 million, $189 million, $166 million and $946 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2016 and the four successive years is $32 million, $31 million, $30 million, $30 million, $13 million and $67 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2015, 2014 and 2013, respectively, AXA Equitable recorded $3 million, $42 million and $85 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 and 2013 included pre-tax charges of $25 million and $52 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                       DECEMBER 31,
                                              -----------------------------
                                                2015       2014      2013
                                              --------  ---------  --------
                                                      (IN MILLIONS)
Balance, beginning of year................... $    113  $     122  $     52
Additions....................................       10         21       140
Cash payments................................      (32)       (24)      (66)
Other reductions.............................       (2)        (6)       (4)
                                              --------  ---------  --------
Balance, End of Year......................... $     89  $     113  $    122
                                              ========  =========  ========

   During 2013, AB recorded $28 million of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AB's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013, real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AB will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2015, these arrangements include commitments by the Company to provide equity financing of $568 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2015. The Company had $866 million of commitments under existing mortgage loan agreements at December 31, 2015.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $400 million for the three of SCB LLC's three uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $361 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2015 AB had funded $32 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2015, AB had funded $1 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2015, AB had funded $6 million of this commitment.

   In December 2015, AB provided a 60 day guarantee to a commercial bank for borrowings by a company-sponsored fund up to a maximum of $50 million. The bank provided the fund with a limited partner subscription line for the unfunded commitments of the fund's limited partners. The fund is expected to repay the bank by calling capital from the limited partners. To the extent the fund is not able to repay the loan to the bank, AB will repay the loan under the guarantee, up to $50 million. The fund will repay AB for all amounts paid by AB under the guarantee.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and AXA Equitable FMG filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. AXA Equitable FMG ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to AXA Equitable FMG for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to AXA Equitable FMG in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees. In January 2015, defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs' experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of defendants' experts. In August 2015, the Court denied Plaintiffs' motions in limine and also denied both parties motions for summary judgment. The trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments are scheduled to occur in May 2016 following post-trial briefing.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, entitled Andrew Yale, on behalf of himself and all others similarly situated v. AXA Life Insurance Company F/K/A AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In June 2014, AXA Equitable filed a motion to dismiss the complaint on procedural grounds, which was denied in October 2014. In February 2015, plaintiffs substituted two new named plaintiffs and the action is now entitled Ross v. AXA Equitable Life Insurance Company. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In August 2015, plaintiffs filed a notice of appeal.

   In April 2015, the same plaintiffs' law firm filed a second action in the United States District Court for the Southern District of New York on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief (return of all premium paid by class members) as the first action on behalf of life insurance policyholders. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as Ross. In October 2015, plaintiff filed a notice of appeal.

   A lawsuit was filed in the Supreme Court of the State of New York, County of Westchester, Commercial Division ("New York state court") in June 2014, entitled Jessica Zweiman, Executrix of the Estate of Anne Zweiman, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of "all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the ATM Strategy, and who suffered injury as a result thereof." Plaintiff asserts that AXA Equitable breached the variable annuity contracts by implementing the volatility management tool. The lawsuit seeks unspecified damages. In July 2014, AXA Equitable filed a notice of removal to the United States District Court for the Southern District of New York. In September 2015, the New York federal district court granted AXA Equitable's motion to dismiss the Complaint. In October 2015, plaintiff filed a notice of appeal. In February 2016, plaintiff voluntarily dismissed her appeal.

   In November 2014, one of the plaintiff's law firms in Zweiman filed a separate lawsuit entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company in the Superior Court of New Jersey, Camden County ("New Jersey state court"). This lawsuit is a putative class action on behalf of "all AXA [Equitable] variable life insurance policyholders who allocated funds from their Policy Accounts to investments in AXA's Separate Accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof" and asserts a claim for breach of contract similar to the claim in Zweiman. In February 2016, the New Jersey State Court dismissed the Complaint.

   In August 2015, another of the plaintiff's law firms in Zweiman filed a third lawsuit entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated v. AXA Equitable Life Insurance Company in Connecticut Superior Court, Judicial Division of New Haven ("Connecticut state court"). This lawsuit purports to cover the same class definition, makes substantially the same allegations, and seeks the same relief as in Zweiman. In November 2016, the Connecticut federal district court transferred the action to the United States District Court for the Southern District of New York.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. AB believes that it has strong defenses to these claims, which were set forth in AB's October 12, 2012 response to the Letter of Claim and AB's June 27, 2014 Statement of Defence in response to the Claim, and AB intends to defend this matter vigorously.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,525 million during 2016. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2015, 2014 and 2013, respectively, AXA Equitable's statutory net income (loss) totaled $2,038 million, $1,664 million and $(28) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,895 million and $5,793 million at December 31, 2015 and 2014, respectively. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends. In 2013, AXA Equitable paid $234 million in shareholder dividends and transferred approximately
   10.9 million in Units of AB (fair value of $234 million) in the form of a dividend to AEFS.

   At December 31, 2015, AXA Equitable, in accordance with various government and state regulations, had $55 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014 and 2013 AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million and $500 million, respectively, of outstanding surplus notes to AXA Financial.

   At December 31, 2015 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2015.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2015         2014        2013
                                              ----------  -----------  ----------
                                                         (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,822  $    12,656  $      (54)
Investment Management/(2)/...................      3,025        3,011       2,915
Consolidation/elimination....................        (28)         (27)        (21)
                                              ----------  -----------  ----------
Total Revenues............................... $    9,819  $    15,640  $    2,840
                                              ==========  ===========  ==========

  /(1)/Includes investment expenses charged by AB of approximately $45 million, $40 million and $37 million for 2015, 2014 and 2013, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately $73 million, $67 million and $58 million for 2015, 2014 and 2013, respectively, are included in total revenues of the Investment Management segment.

                                                  2015        2014        2013
                                              -----------  ---------- -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $     1,033  $    5,512 $    (5,872)
Investment Management/(1)/...................         618         603         564
Consolidation/elimination....................          (1)         --          (1)
                                              -----------  ---------- -----------
Total Earnings (Loss) from Operations,
  before Income Taxes........................ $     1,650  $    6,115 $    (5,309)
                                              ===========  ========== ===========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                             DECEMBER 31,
                                                        ----------------------
                                                           2015        2014
                                                        ----------  ----------
                                                             (IN MILLIONS)
SEGMENT ASSETS:
Insurance.............................................. $  182,738  $  184,018
Investment Management..................................     11,895      11,990
Consolidation/elimination..............................         (7)         (3)
                                                        ----------  ----------
Total Assets........................................... $  194,626  $  196,005
                                                        ==========  ==========

   In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $460 million and $415 million which have been segregated in a special reserve bank custody account at December 31, 2015 and 2014, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2015 and 2014 are summarized below:

                                                              THREE MONTHS ENDED
                                              -------------------------------------------------
                                               MARCH 31    JUNE 30    SEPTEMBER 30  DECEMBER 31
                                              ---------- -----------  ------------ ------------
                                                                (IN MILLIONS)
2015
----
Total Revenues............................... $    3,567 $       220   $     5,714 $        318
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,437 $     1,973   $     2,375 $      1,384
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $      854 $    (1,025)  $     2,275 $       (640)
                                              ========== ===========   =========== ============

2014
----
Total Revenues............................... $    3,706 $     3,524   $     3,754 $      4,656
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,195 $     2,342   $     2,186 $      2,802
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $    1,056 $     1,038   $     1,077 $      1,249
                                              ========== ===========   =========== ============

Retirement Investment Account(R)


PROSPECTUS DATED MAY 1, 2016



PLEASE READ THIS PROSPECTUS AND KEEP IT FOR FUTURE REFERENCE. IT CONTAINS IMPORTANT INFORMATION THAT YOU SHOULD KNOW BEFORE PURCHASING, OR TAKING ANY OTHER ACTION UNDER A CONTRACT. ALSO, YOU SHOULD READ THE PROSPECTUSES FOR AXA PREMIER VIP TRUST AND EQ ADVISORS TRUST WHICH CONTAIN IMPORTANT INFORMATION ABOUT THEIR PORTFOLIOS.

--------------------------------------------------------------------------------

ABOUT THE RETIREMENT INVESTMENT ACCOUNT(R)

The Retirement Investment Account(R) ("RIA") is an investment program that allows employer plan assets to accumulate on a tax-deferred basis. The investment funds ("Funds") and a guaranteed interest option listed in the table below, are available under RIA. The Funds and guaranteed interest option comprise the "investment options" covered by this prospectus. RIA is offered under a group annuity contract issued by AXA EQUITABLE LIFE INSURANCE COMPANY.

This contract is no longer being sold. This prospectus is used with current contract owners only. You should note that your contract features and charges, and your investment options, may vary depending on your state and/or the date on which you purchased your contract. For more information about the particular features, charges and options applicable to you, please contact your financial professional and/or refer to copies of the documents you received when you enrolled.

This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. The description of the contract's material provisions in this prospectus is current as of the date of this prospectus. If certain material provisions under the contract are changed after the date of this prospectus in accordance with the contract, those changes will be described in a supplement to this prospectus. You should carefully read this prospectus in conjunction with any applicable supplements.

FUNDS
POOLED SEPARATE ACCOUNTS/(1)/
--------------------------------------------------------------------------------
.. AllianceBernstein Balanced --
   Separate Account No. 10
.. AllianceBernstein Common Stock -- Separate Account No. 4
.. AllianceBernstein Mid Cap Growth -- Separate Account No. 3
--------------------------------------------------------------------------------

SEPARATE ACCOUNT NO. 66
--------------------------------------------------------------------------------

.. AXA/AB Small Cap Growth

.. AXA Global Equity Managed Volatility
.. AXA International Core Managed Volatility
.. AXA International Value Managed Volatility
.. AXA Large Cap Core Managed Volatility
.. AXA Large Cap Growth Managed Volatility
.. AXA Large Cap Value Managed Volatility
.. AXA Mid Cap Value Managed Volatility
.. Charter/SM/ Multi-Sector Bond
.. Charter/SM/ Small Cap Value
.. EQ/BlackRock Basic Value Equity
.. EQ/Calvert Socially Responsible
.. EQ/Capital Guardian Research
.. EQ/Equity 500 Index
.. EQ/Intermediate Government Bond
.. EQ/International Equity Index
.. EQ/JPMorgan Value Opportunities
.. EQ/Large Cap Growth Index
.. EQ/Mid Cap Index
.. EQ/Money Market
.. EQ/Quality Bond PLUS
.. EQ/T. Rowe Price Growth Stock
.. EQ/Wells Fargo Omega Growth
.. Multimanager Technology
--------------------------------------------------------------------------------
(1)The AllianceBernstein Balanced, AllianceBernstein Common Stock, and AllianceBernstein Mid Cap Growth Funds (the "Pooled Separate Accounts") are managed by AXA Equitable.



Separate Account No. 66 Funds invest in shares of a corresponding portfolio ("portfolio") of AXA Premier VIP Trust and EQ Advisors Trust (the "Trusts"). In each case, the Funds and the corresponding portfolios have the same name. You should read the prospectuses for each Trust and keep them for future reference.

GUARANTEED INTEREST OPTION. The guaranteed interest option credits interest daily and we guarantee principal.


Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The Statement of Additional Information ("SAI") dated May 1, 2016, is a part of the registration statement is available free of charge upon request by writing us or calling us toll-free. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's website at www.sec.gov. The table of contents for the SAI appears at the back of this prospectus. The SAI is available free of charge. You may request one by writing to our processing office at AXA Equitable, RIA Service Office, P.O. Box 8095, Boston, MA 02266-8095 or calling 1-800-967-4560.


THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE SECURITIES ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.


                                                                         #27755

Contents of this Prospectus

--------------------------------------------------------------------------------

             About the Retirement Investment Account(R)          1
             Index of key words and phrases                      4
             Who is AXA Equitable?                               5
             How to reach us                                     6
             RIA at a glance -- key features                     7
             Other contracts                                     8

             ------------------------------------------------------
             FEE TABLE                                           9
             ------------------------------------------------------

             Examples                                           10
             Condensed financial information                    10

             ------------------------------------------------------
             1. RIA FEATURES AND BENEFITS                       11
             ------------------------------------------------------
             Investment options                                 11
             The AllianceBernstein Balanced Fund                11
             The AllianceBernstein Common Stock Fund            12
             The AllianceBernstein Mid Cap Growth Fund          13
             Investment manager of the AllianceBernstein
               Balanced, AllianceBernstein Common Stock and
               AllianceBernstein Mid Cap Growth Funds           13
             Portfolio holdings policy for the Pooled Separate
               Accounts                                         14
             Funds investing in the Trusts                      14
             Portfolios of the Trusts                           15
             Risks of investing in the Funds                    20
             Risk factors -- AllianceBernstein Common Stock,
               AllianceBernstein Mid Cap Growth and
               AllianceBernstein Balanced Funds                 20
             Change of investment objectives                    21
             Guaranteed interest option                         21

             ------------------------------------------------------
             2. HOW WE VALUE YOUR ACCOUNT VALUE                 22
             ------------------------------------------------------
             How we determine the unit value                    22
             How we value the assets of the Funds               22

             ------------------------------------------------------
             3. TRANSFERS                                       24
             ------------------------------------------------------
             Transfers among investment options                 24
             Disruptive transfer activity                       24

-------------
When we use the words "we," "us" and "our" we mean AXA Equitable.
When we address the reader of this prospectus with words such as "you" and "your," we generally mean the employer or plan sponsor of the plans who use RIA as an investment vehicle, unless otherwise explained.


Further, the terms and conditions of the employer's plan govern the aspects of RIA available to plan participants. Accordingly, participants also should carefully consider the features of their employer's plan, which may be different from the features of RIA described in this prospectus.

                          CONTENTS OF THIS PROSPECTUS

             ------------------------------------------------------
             4. ACCESS TO YOUR ACCOUNT VALUE                    26
             ------------------------------------------------------
             Participant loans                                  26
             Choosing benefit payment options                   26

             ------------------------------------------------------
             5. RIA                                             27
             ------------------------------------------------------
             Summary of plan choices of RIA                     27
             How to make contributions                          27
             Selecting investment options                       27
             Allocating program contributions                   28

             ------------------------------------------------------
             6. DISTRIBUTIONS                                   29
             ------------------------------------------------------

             ------------------------------------------------------
             7. OPTIONAL PARTICIPANT RECORDKEEPING SERVICES     30
             ------------------------------------------------------

             ------------------------------------------------------
             8. CHARGES AND EXPENSES                            31
             ------------------------------------------------------
             Participant recordkeeping services charge          32
             Other billing arrangements                         32
             General information on fees and charges            33

             ------------------------------------------------------
             9. TAX INFORMATION                                 34
             ------------------------------------------------------
             Buying a contract to fund a retirement arrangement 34
             Impact of taxes to AXA Equitable                   35
             Certain rules applicable to plans designed to
               comply with Section 404(c) of ERISA              35

             ------------------------------------------------------
             10. MORE INFORMATION                               36
             ------------------------------------------------------
             About changes or terminations                      36
             IRS disqualification                               36
             About the separate accounts                        36
             About the Trusts                                   36
             About the general account                          36
             When we pay proceeds                               37
             When transaction requests are effective            37
             Voting rights                                      37
             Cybersecurity                                      37
             About legal proceedings                            38
             Financial statements                               38
             About the trustee                                  38
             Reports we provide and available information       38
             Acceptance and responsibilities                    38
             About registered units                             38
             Assignment and creditors' claims                   38
             Distribution of the contracts                      38
             Commissions and service fees we pay                39


            -----------------------------------------------------------
            APPENDIX
            -----------------------------------------------------------
            I     --   Condensed financial information             I-1

            -----------------------------------------------------------
            STATEMENT OF ADDITIONAL INFORMATION
              Table of contents
            -----------------------------------------------------------

                          CONTENTS OF THIS PROSPECTUS

Index of key words and phrases

--------------------------------------------------------------------------------

Below is an index of key words and phrases used in this prospectus. The index will refer you to the page where particular terms are defined or explained. This index should help you locate more information on the terms used in this prospectus.

                                                          PAGE

                 AXA Equitable                             5
                 business day                             22
                 benefit payment options                  26
                 Code                                      7
                 contracts                                27
                 contributions                            27
                 CWC                                      31
                 current rate                             21
                 disruptive transfer activity             24
                 DOL                                      27
                 ERISA                                     7
                 exclusive funding employer plan          27
                 Fair valuation                           23
                 financial professional                   38
                 Funds                                     1
                 guaranteed interest option                1
                 IRS                                      31

                                                          PAGE

                 investment options                          1
                 market timing                              24
                 Master Retirement Trust                    27
                 minimum rate                               21
                 participant recordkeeping service PRS    7,30
                 partial funding employer plan              27
                 participant-directed plans                 24
                 portfolios                                  1
                 QDRO                                       31
                 RIA                                         1
                 SAI                                         1
                 separate accounts                          35
                 Trusts                                   1,36
                 trustee-directed plans                     24
                 unit                                       22
                 unit value                                 22

                        INDEX OF KEY WORDS AND PHRASES

Who is AXA Equitable?

--------------------------------------------------------------------------------


We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed to you under your contract.


AXA Financial, Inc. and its consolidated subsidiaries managed approximately $573.0 billion in assets as of December 31, 2015. For more than 150 years AXA Equitable has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, NY 10104.

                             WHO IS AXA EQUITABLE?

HOW TO REACH US

Please communicate with us at the mailing addresses listed below for the purposes described. Certain methods of contacting us, such as by telephone or electronically may be unavailable or delayed. For example, our facsimile service may not be available at all times and/or we may be unavailable due to emergency closing. In addition, the level and type of service available may be restricted based on criteria established by us. In order to avoid delays in processing, please send your correspondence and check to the appropriate location listed below.

We reserve the right to limit access to these services if we determine that you are engaged in a disruptive transfer activity, such as "market timing" (see "Disruptive transfer activity" in "Transfers" later in this prospectus).

You can reach us to obtain:

..   Participation agreements, or enrollment or other forms used in RIA

..   Unit values and other values under your plan

..   Any other information or materials that we provide in connection with RIA
--------------------------------------------------------------------------------
 BY PHONE:

  1-800-967-4560
  (Service consultants are available weekdays 9 a.m. to 5 p.m. Eastern time.)
--------------------------------------------------------------------------------
 FOR CORRESPONDENCE AND CONTRIBUTION CHECKS SENT BY REGULAR MAIL:

  AXA Equitable
  P.O. Box 8095
  Boston, MA 02266-8095
--------------------------------------------------------------------------------
 FOR CONTRIBUTION CHECKS ONLY SENT BY REGISTERED, CERTIFIED, OR OVERNIGHT
 DELIVERY:

  AXA Equitable
  30 Dan Road
  Canton, MA 02021

Your correspondence will be picked up at the mailing address noted above and delivered to our processing office. Your correspondence, however, is not considered received by us until it is received at our processing office. Our processing office is 30 Dan Road, Canton, MA.

NO PERSON IS AUTHORIZED BY AXA EQUITABLE TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS AND THE SAI, OR IN OTHER PRINTED OR WRITTEN MATERIAL ISSUED BY AXA EQUITABLE. YOU SHOULD NOT RELY ON ANY OTHER INFORMATION OR REPRESENTATION.

                             WHO IS AXA EQUITABLE?

RIA at a glance -- key features

--------------------------------------------------------------------------------

EMPLOYER PLAN ARRANGEMENTS     RIA is an investment program designed for employer plans
THAT USE THE RIA CONTRACT      that qualify for tax-favored treatment under Section 401(a)
                               of the Internal Revenue Code of 1986, as amended ("Code").
                               Eligible employer plans include defined benefit plans,
                               defined contribution plans or profit-sharing plans,
                               including 401(k) plans. These employer plans generally also must meet the requirements of the Employee Retirement
                               Income Security Act of 1974, as amended ("ERISA").
                               Employer plan arrangements chose RIA:
                               .   As the exclusive funding vehicle for an employer plan.
                                   If you chose this option, the annual amount of plan
                                   contributions must be at least $10,000.
                               .   As a partial investment funding vehicle for an employer
                                   plan. Under this option, the aggregate amount of
                                   contributions in the initial participation year were at
                                   least $50,000, and the annual aggregate amount of
                                   contributions thereafter must be at least $25,000. The
                                   guaranteed interest option is not available. Also, a
                                   partial funding agreement was completed.
-------------------------------------------------------------------------------------------
RIA FEATURES                   .   The maximum number of active investment options that
                                   may be selected at any time is 25. We currently offer
                                   28 investment options.
                               .   Benefit distribution payments.
                               .   Optional Participant Recordkeeping Services ("PRS"),
                                   which includes participant-level recordkeeping and
                                   making benefit payments.
                               .   Available for trustee-directed or participant-directed
                                   plans.
                               ------------------------------------------------------------
                               A PARTICIPANT-DIRECTED EMPLOYER PLAN IS AN EMPLOYER PLAN
                               THAT PERMITS INVESTMENT DIRECTION BY PLAN PARTICIPANTS FOR
                               CONTRIBUTION ALLOCATIONS OR TRANSFERS AMONG INVESTMENT
                               OPTIONS. A TRUSTEE-DIRECTED EMPLOYER PLAN IS AN EMPLOYER
                               PLAN THAT PERMITS THOSE SAME TYPES OF INVESTMENT DECISIONS
                               ONLY BY THE EMPLOYER, A TRUSTEE OR ANY NAMED FIDUCIARY OR
                               AN AUTHORIZED DELEGATE OF THE PLAN.
-------------------------------------------------------------------------------------------
CONTRIBUTIONS                  .   Can be allocated to any one investment option or
                                   divided among them.
                               .   May be made by check or wire transfer.
                               .   Are credited on the day of receipt if accompanied by
                                   properly completed forms.
-------------------------------------------------------------------------------------------
TRANSFERS AMONG INVESTMENT     .   Generally, amounts may be transferred among the
OPTIONS                            investment options.
                               .   There is no charge for transfers and no tax liability.
                               .   Transfers from the guaranteed interest option may be
                                   subject to limitations.
-------------------------------------------------------------------------------------------
PROFESSIONAL INVESTMENT        The Funds are managed by professional investment advisers.
MANAGEMENT
-------------------------------------------------------------------------------------------
GUARANTEED OPTIONS             The guaranteed interest option pays interest at guaranteed rates and provides guarantees of principal.
-------------------------------------------------------------------------------------------

TAX CONSIDERATIONS             .   On earnings      No tax until you make withdrawals under the plan.
                               .   On transfers     No tax on internal transfers among the investment options.
                               --------------------------------------------------------------------------------

  Because you are enrolling in an annuity contract that funds a qualified employer sponsored retirement arrangement, you should be aware that such annuities do not provide tax
  deferral benefits beyond those already provided by the
  Code. Before purchasing one of these annuities, you should consider whether its features and benefits beyond tax
  deferral meet your needs and goals. You may also want to
  consider the relative features, benefits and costs of these annuities with any other investment that you may use in
  connection with your retirement plan or arrangement. (For
  more information, see "Tax information" later in this
  prospectus.)
--------------------------------------------------------------

                        RIA AT A GLANCE -- KEY FEATURES

-------------------------------------------------------------------------------------
CHARGES AND EXPENSES     .   Ongoing operations fee assessed against assets invested
                             in investment options including any outstanding loan
                             balance.
                         .   Investment management and financial accounting fees and
                             other expenses charged on a Fund-by-Fund basis, as
                             applicable.
                         .   No sales charges deducted from contributions, but
                             contingent withdrawal charges may apply for non-
                             benefit distributions.
                         .   Charges of the Trusts' portfolios for management fees
                             and other expenses, and 12b-1 fees.
                         .   Administrative fee if you purchase an annuity payout
                             option.
                         .   Participant recordkeeping (optional) charge per
                             participant annual fee of $25.
                         .   Loan fee of 1% of loan principal amount at the time the
                             plan loan is made.
                         .   Administrative charge for certain Funds of Separate
                             Account No. 66.
                         .   We deduct a charge designed to approximate certain
                             taxes that may be imposed on us, such as premium taxes
                             in your state. This charge is generally deducted from
                             the amount applied to an annuity payout option.
-------------------------------------------------------------------------------------
BENEFIT PAYMENT OPTIONS  .   Lump sum.
                         .   Installments on a time certain or dollar certain basis.
                         .   Variety of fixed annuity benefit payout options as
                             available under an employer's plan.
-------------------------------------------------------------------------------------
ADDITIONAL FEATURES      .   Participant loans (if elected by your employer; some
                             restrictions apply).
                         .   Quarterly reports showing:
                            -- transactions in the investment options during the
                               quarter for the employer plan;
                            -- the number of units in the Funds credited to the
                               employer plan; and
                            -- the unit values and/or the balances in all of the
                               investment options as of the end of the quarter.
                         .   Automatic confirmation notice to employer/trustee
                             following the processing of an investment option
                             transfer.
                         .   Annual and semiannual report of the Funds.
-------------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.

For more detailed information, we urge you to read the contents of this prospectus, as well as your contract. This prospectus is a disclosure document and describes all of the contract's material features, benefits, rights and obligations, as well as other information. Your contract and any endorsements, riders and data pages are the entire contract between you and AXA Equitable. The prospectus and contract should be read carefully before investing. Please feel free to call us if you have any questions.

OTHER CONTRACTS

We offer a variety of fixed and variable annuity contracts. They may offer features, including investment options, fees and/or charges that are different from those in the contracts offered by this prospectus. Not every contract is offered through the same distributor. Upon request, your financial professional can show you information regarding other AXA Equitable annuity contracts that he or she distributes. You can also contact us to find out more about any of the AXA Equitable annuity contracts.

                        RIA AT A GLANCE -- KEY FEATURES

Fee table

--------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay when enrolling in, owning, and surrendering the RIA contract. The tables reflect charges that affect plan balances participating in the Funds through the group annuity contract, as well as charges you will bear directly under your contract. The table also shows charges and expenses of the portfolios of each Trust that you will bear indirectly. Each of the charges and expenses is more fully described in "Charges and expenses" later in this prospectus.

The first table describes fees and expenses that you will pay at the time that you surrender the contract, make certain withdrawals, purchase an annuity payout option or take a loan from the contract. Charges designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state, may also apply. WE DEDUCT NO SALES CHARGE AT THE TIME YOU MAKE A CONTRIBUTION, AND THERE ARE NO TRANSFER OR EXCHANGE FEES WHEN YOU TRANSFER ASSETS AMONG THE INVESTMENT OPTIONS UNDER THE CONTRACT.

---------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN
TRANSACTIONS:
---------------------------------------------------------------------------------
Maximum contingent withdrawal charge (as a percentage of Fund assets)/(1)/  6%

Administrative fee if you purchase an annuity payout option                 $175

Loan fee (as a percentage of amount withdrawn as loan principal at the
time the loan is made)                                                      1%
---------------------------------------------------------------------------------

The following tables describe the fees and expenses that you will pay periodically during the time that you own the contract, not including underlying
Trust portfolio fees and expenses.

----------------------------------------------------------------------------------
CHARGE WE DEDUCT FROM YOUR ACCOUNT VALUE
----------------------------------------------------------------------------------
Maximum ongoing operations fee (expressed as an annual percentage)/(2)/     1.25%

----------------------------------------------------------------------------------
 CHARGES WE DEDUCT EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS IN
 SEPARATE ACCOUNT NO. 66
----------------------------------------------------------------------------------
Administrative charge (applies only to certain Funds/(3)/ in Separate
Account No. 66)/(4)/                                                        0.05%

----------------------------------------------------------------------------------
 POOLED TRUST EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE
----------------------------------------------------------------------------------

                                      INVESTMENT
                                    MANAGEMENT AND    DIRECT OPERATING AND
                                  ACCOUNTING FEE/(4)/ OTHER EXPENSES/(5)/  TOTAL
                                  ------------------  -------------------- -----
AllianceBernstein Common Stock          0.08%                0.08%         0.16%
AllianceBernstein Mid Cap Growth        0.50%                0.03%         0.53%
AllianceBernstein Balanced              0.50%                0.13%         0.63%

---------------------------------------------------------------------------------
CHARGES WE DEDUCT AT THE END OF EACH MONTH
---------------------------------------------------------------------------------
Annual Optional Participant Recordkeeping Services
Fee/(6)/                                                $25 per plan participant
---------------------------------------------------------------------------------

A proportionate share of all fees and expenses paid by a portfolio that corresponds to any variable investment option of the Trusts to which plan balances are allocated also applies. The table below shows the lowest and highest total operating expenses as of December 31, 2015 charged by any of the portfolios. These fees and expenses are reflected in the portfolio's net asset value each day. Therefore, they reduce the investment return of the portfolio and the related variable investment option. Actual fees and expenses are likely to fluctuate from year to year. More detail concerning each portfolio's fees and expenses is contained in the Trust prospectus for the portfolio.



--------------------------------------------------------------------------------
PORTFOLIO OPERATING EXPENSES EXPRESSED AS AN ANNUAL PERCENTAGE OF AVERAGE DAILY
NET ASSETS
--------------------------------------------------------------------------------
Total Annual Portfolio Operating Expenses for 2015 (expenses      Lowest Highest
that are                                                          0.61%  1.59%
deducted from portfolio assets including management fees, 12b-1 fees,
service fees, and/or other expenses)/(7)/
--------------------------------------------------------------------------------


Notes:

(1)The contingent withdrawal charge is waived in certain circumstances. The charge reduces to 2% of the amount withdrawn in the ninth participation year and cannot be imposed after the ninth anniversary of a plan's participation in RIA.

(2)The annual ongoing operations fee is deducted monthly and applied on a decremental scale, declining to 0.50% on the account value over $1,000,000, except for plans that adopted RIA before February 9, 1986.

(3)The Funds that have an Administrative charge are: Charter/SM/ Multi-Sector Bond, EQ/Intermediate Government Bond, EQ International Equity Index, EQ/Quality Bond PLUS, AXA/AB Small Cap Growth, EQ/Equity 500 Index and EQ/Money Market.


(4)These fees will fluctuate from year to year and from fund to fund based on the assets in each fund. The percentage set forth in the table represents the highest fees incurred by a fund during the fiscal year ended
   December 31, 2015. These expenses may be higher or lower based on the expenses incurred by a fund during the fiscal year ended December 31, 2016.

                                   FEE TABLE

(5)These expenses vary by investment Fund, and will fluctuate from year to year based on actual expenses. The percentage set forth in the table represents the highest other expenses incurred by a Fund during the fiscal year ended December 31, 2015. These expenses may be higher based on the expenses incurred by the Funds during the fiscal year ended December 31, 2016.


(6)We deduct this fee on a monthly basis at the rate of $2.08 per participant.


(7)"Total Annual Portfolio Operating Expenses" are based, in part, on estimated amounts for options added during the fiscal year 2015, if applicable, and for the underlying portfolios. In addition, the "Lowest" represents the total annual operating expenses of the EQ/Equity 500 Index Portfolio. The "Highest" represents the total annual operating expenses of the Charter Small Cap Value Portfolio.


EXAMPLES

These examples are intended to help you compare the cost of investing in the RIA contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying Trust fees and expenses.


The examples below show the expenses (which expenses, including the Optional Participants Recordkeeping Services fee, are directly reflected in the participant's retirement account value) that a hypothetical contract owner would pay in the situations illustrated. For purposes of the two sets of examples below, the ongoing operations fee is computed by reference to the actual aggregate annual ongoing operations fee as a percentage of total assets by employer plans in the RIA annuity contract other than corporate plans, resulting in an estimated ongoing operations fee of $435.27 per $10,000. The examples reflect the $25 annual charge for the Optional Participant Recordkeeping Services.


We assume there is no waiver of the withdrawal charge and that no loan has been taken. The charges used in the examples are the maximum expenses rather than the lower current expenses. The guaranteed interest option is not covered by the fee table and examples. However, the ongoing operations fee, the withdrawal charge, the loan fee, the Optional Participant Recordkeeping Services fee, and the administrative fee if you purchase an annuity payout option do apply to amounts in the guaranteed interest option. These examples should not be considered a representation of past or future expenses for any option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

SEPARATE ACCOUNT NO. 66 EXAMPLES:

These examples assume that you invest $10,000 in the Funds in Separate Account No. 66 under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year and assume the highest and lowest fees and expenses of any of the available portfolios (before expense limitations) of each Trust. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


                                     SEPARATE ACCOUNT NO. 66
---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
(a)assuming maximum fees and
   expenses of any of the
   Portfolios                       $1,356   $2,716    $4,011    $6,865    $772  $2,256  $3,663   $6,865
---------------------------------------------------------------------------------------------------------
(b)assuming minimum fees and
   expenses of any of the
   Portfolios                       $1,263   $2,462    $3,624    $6,251    $674  $1,988  $3,258   $6,251
---------------------------------------------------------------------------------------------------------


POOLED SEPARATE ACCOUNT EXAMPLES:

These examples assume that you invest $10,000 in the Funds in the Pooled separate accounts under the contract for the time periods indicated. The examples also assume that your investment has a 5% return each year. The example also assumes maximum contract charges and total annual expenses of the portfolios (before expense limitations) set forth in the previous charts. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:


---------------------------------------------------------------------------------------------------------
                                                                           IF YOU DO NOT SURRENDER YOUR
                                    IF YOU SURRENDER YOUR CONTRACT AT THE   CONTRACT AT THE END OF THE
                                    END OF THE APPLICABLE TIME PERIOD         APPLICABLE TIME PERIOD
---------------------------------------------------------------------------------------------------------
                                    1 YEAR   3 YEARS   5 YEARS  10 YEARS  1 YEAR 3 YEARS 5 YEARS 10 YEARS
---------------------------------------------------------------------------------------------------------
AllianceBernsteinBalanced           $1,268   $2,475    $3,645    $6,283    $679  $2,002  $3,279   $6,283
---------------------------------------------------------------------------------------------------------
AllianceBernsteinCommon Stock       $1,212   $2,317    $3,400    $5,877    $619  $1,835  $3,023   $5,877
---------------------------------------------------------------------------------------------------------
AllianceBernsteinMid Cap Growth     $1,252   $2,431    $3,576    $6,171    $662  $1,955  $3,207   $6,171
---------------------------------------------------------------------------------------------------------


CONDENSED FINANCIAL INFORMATION


Please see the Appendix at the end of this prospectus for unit values and the number of units outstanding of each Fund available as of December 31, 2015.


FINANCIAL STATEMENTS OF THE FUNDS

Each Fund is, or is part of, one of our separate accounts as described in "About the separate accounts" under "More information" later in this prospectus. The financial statements of the Funds are contained in the SAI. The financial statements for the portfolios of each Trust are included in the SAI for each Trust.

                                   FEE TABLE

1. RIA features and benefits

--------------------------------------------------------------------------------

INVESTMENT OPTIONS

We offer various investment options under RIA, including the Funds and the guaranteed interest option. Each Fund has a different investment objective. The Funds try to meet their investment objectives by investing either in a portfolio of securities or by holding mutual fund shares. The maximum number of active investment options that can be available under any RIA annuity contract at any time is 25. We cannot assure you that any of the Funds will meet their investment objectives.

You can lose your principal when investing in the Funds. In periods of poor market performance, the net return, after charges and expenses, may result in negative yields, including for the EQ/Money Market Fund.

THE ALLIANCEBERNSTEIN BALANCED FUND

OBJECTIVES

The Balanced Fund (Separate Account No. 10) (the "Portfolio") seeks to achieve both appreciation of capital and current income through investment in a diversified Portfolio of publicly traded common stocks, equity-type securities, debt securities and short-term money-market instruments. The Balanced Fund will include allocations to three sub-portfolios: Global Structured Equity, US Core Fixed Income and Cash.

INVESTMENT STRATEGIES

The Global Structured Equity sub-portfolio's objective is to deliver consistent excess returns driven by intensive company research combined with a disciplined portfolio construction process focused on risk control. The sub-portfolio targets long-term growth of capital and to outperform the Morgan Stanley Capital International (MSCI) World Index over any three year period.

The Global Structured Equity sub-portfolio invests primarily in equity and equity type securities (such as convertible bonds, convertible preferred and warrants) by using a disciplined investment approach to identify attractive investment candidates based on internally generated research. The Advisor's global industry research analysts are responsible for a primary research universe of companies that are primarily stocks in the MSCI World Index or stocks with similar characteristics that meet the Advisor's investment criteria. The analysts conduct in-depth research on these companies to uncover the most attractive investment opportunities. The sub-portfolio is constructed to maximize exposure to stocks selected by the Advisor's analysts and Portfolio Managers. Individual security weights are a function of the analyst view, ownership within other portfolios, volatility, correlation and index weight. It may also hold securities to control risk and to limit the traditional sources of risk such as style/theme exposures. The result is a combination of stocks in the sub-portfolio with fundamental characteristics, as well as country and sector weightings that approximate those of the benchmark. The sub-portfolio primarily invests its assets in countries included in the MSCI World Index, however the sub portfolio may not invest in Emerging Market securities that fall into the MSCI Emerging Markets country definition. The sub-portfolio may also utilize currency hedging through the use of currency forwards. For the currency hedging process, the Advisor uses forward contracts that require the purchase or delivery of a foreign currency at some future date. The price paid for the contract is the current price of the foreign currency in U.S. dollars plus or minus an adjustment based on the interest rate differential between the U.S. dollar and the foreign currency. This process utilizes the Advisor's currency multi-factor expected return model based upon: interest rate differentials, current account imbalances, convergence to purchasing-power parity and market momentum. The strategy is implemented using optimization tools that explicitly recognize the link between return potential and risk. The use of currency forwards may only be used for currency hedging purposes. The use of cross hedging may only be utilized with prior approval of AXA Equitable.

The U.S. Core Fixed Income's sub-portfolio seeks to consistently add value relative to the broad bond market and core fixed income managers through a research driven, disciplined search for relative value opportunities across the full range of fixed income market sectors. It is actively managed, seeking to add value primarily through a combination of sector and security-specific selections.

The Fixed Income process capitalizes on the Advisor's independent fundamental and quantitative research in an effort to add value. The process begins with proprietary expected return forecasts of our quantitative research team, which narrow the investment universe and identify those sectors, securities, countries and currencies that appear most/least attractive. These quantitative forecasts enable us to prioritize the further in-depth analysis of our fundamental credit and economic research teams. These fundamental research teams are focused on forecasting credit and economic fundamentals which confirm or refute our quantitative model findings.

Once the quantitative and fundamental forecasts have been made, the Advisor's most senior research and portfolio management professionals meet in "research review" sessions where the forecasts are vetted with the goal of reconciling any differences between quantitative and fundamental projections and determining conviction level in each forecast, and identifying major themes to be implemented in the portfolios. The US Core team then translates the final research recommendations -- the output of the research review sessions -- into an appropriate portfolio risk target (tracking error). The US Core Team budgets this risk across the primary decisions (sector allocation, security selection and yield curve structure) with the use of proprietary portfolio construction tools.

The U.S. Core Fixed Income sub-portfolio may invest in a wide variety of publicly traded debt instruments. The sub-portfolio will only purchase US-dollar denominated securities. The sub-portfolio's non-money market securities will consist primarily of the following publicly traded securities:

1) debt securities issued or guaranteed by the United States Government (such as U.S. Treasury securities), its agencies (such as the

                           RIA FEATURES AND BENEFITS

Government National Mortgage Association), or instrumentalities (such as the Federal National Mortgage Association), 2) debt securities issued by governmental entities and corporations from developed and developing nations,
3) asset-backed securities, mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass-throughs, commercial mortgage-backed securities ("CMBS"), mortgage dollar rolls, and up to 5% agency and non-agency collateralized mortgage obligations ("CMOs"), zero coupon bonds, preferred stocks and trust preferred securities and inflation protected securities. At the time in which the account enters into a transaction involving the future delivery of securities which could result in potential economic leverage, the Advisor will maintain cash equivalents or other liquid securities in the portfolio having an amount equal to or greater than the market value of the position/commitment in question. In addition, the Advisor will monitor the account on a periodic basis to ensure that adequate coverage is maintained. The sub-portfolio may purchase 144A securities. The sub-portfolio may also buy debt securities with equity features, such as conversion or exchange rights or warrants for the acquisition of stock or participations based on revenues, sales or profits. All such securities will be investment grade, at the time of acquisition, i.e., rated BBB or higher by Standard & Poor's Corporation (S&P), Baa or higher by Moody's Investor Services, Inc. (Moody's), BBB or higher by Fitch or if unrated, will be of comparable investment quality. The sub-portfolio may directly invest in investment grade money market instruments. Cash equivalent investments are defined as any security that has a maturity less than one year, including repurchase agreements in accordance with AXA Equitable guidelines.

Swap transactions are prohibited.

The overall sub-portfolio duration is maintained approximately within 10% of the Barclays Capital Aggregate Bond Index.

The Cash sub-portfolio may invest directly in investment-grade money market instruments.

The portfolio may invest in cash equivalents in a commingled investment fund managed by the Advisor.

ASSET ALLOCATION POLICIES

The Portfolio includes an asset allocation with a 60% weighting for equity securities and a 40% weighting for debt securities (see chart below). This asset allocation, which has been adapted to AXA Equitable specifications, is summarized below. The Advisor will allow the relative weightings of the Portfolio's debt and equity components to vary in response to markets, but ordinarily only by +/- 3% of the portfolio. Beyond those ranges, the Advisor may generally rebalance the Portfolio toward the targeted asset allocation, in line with AXA Equitable specifications. The Fund is valued daily.


-------------------------------------------------------------------------------
ALLOCATION                                                    AXA EQUITABLE'S
PORTFOLIO TYPE                   SUB-PORTFOLIO                SPECIFIED TARGET
-------------------------------------------------------------------------------
Global Equity                  Global Structured Equity       60%
-------------------------------------------------------------------------------
Total fixed and money market                                  40%
instruments:
..   Fixed                      .   35%-US Core Fixed Income
..   Money market instruments   .   5%-Cash
-------------------------------------------------------------------------------

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Balanced Fund specifically.

THE ALLIANCEBERNSTEIN COMMON STOCK FUND

OBJECTIVE

The investment objective of the AllianceBernstein Common Stock Fund (Separate Account No. 4) is to achieve long-term growth of capital. The Fund seeks to achieve its objective by investing its assets in securities represented in the Russell 1000 Growth Index ("Index"); it is intended that the Fund seeks to approximate the risk profile and investment return of the Index on an annualized basis.

INVESTMENT STRATEGIES

The Manager will use a replication construction technique to initiate and maintain the portfolio. The Fund seeks to approximate the Russell 1000 Growth Index by owning all securities in the portfolio in the approximate weight each represents in the Index. The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. (Source: Russell Investment Group).

The majority of trading in the Fund each year will take place in June after the annual reconstitution of the Russell indexes by Russell Investments. The list of constituents is ranked based on total market capitalization as of May 31st of each year, with the actual reconstitution effective in June. Changes to the membership lists are pre-announced and subject to change if any corporate activity occurs or if any new information is received prior to release.

Typically, passively managed portfolios are rebalanced when cash is accumulated due to dividend and interest receipts, monies are received from corporate reorganizations (i.e. tenders, mergers and buybacks) and external cash flows.

AllianceBernstein may utilize index futures and Exchange Traded Funds to equitize short-term cash balances or effect basis trades to minimize transaction costs. These instruments are used if, in the advisor's opinion, they provide a more cost-effective alternative than transacting in the cash market.

The Fund is valued daily.

                           RIA FEATURES AND BENEFITS

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Common Stock Fund specifically.

THE ALLIANCEBERNSTEIN MID CAP GROWTH FUND

OBJECTIVE

The AllianceBernstein Mid Cap Growth Fund (Separate Account No. 3) seeks to achieve long-term capital growth through a diversified portfolio of equity securities. The account will attempt to achieve this objective by investing primarily in the common stock of medium-sized companies which have the potential to grow faster than the general economy and to grow into much larger companies.

INVESTMENT STRATEGIES

The AllianceBernstein Mid Cap Growth Fund is actively managed to obtain excess return versus the Russell Mid Cap Growth Index. The Fund invested at least 80% of its total assets in the common stock of companies with medium capitalizations at the time of the Fund's investment, similar to the market capitalizations of companies in the Russell Mid Cap Growth Index. Companies whose capitalizations no longer meet this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 80% policy. If deemed appropriate, in order to meet the investment objectives, the Fund may invest in companies in cyclical industries as well as in securities that the adviser believes are temporarily undervalued. The Fund may also invest in foreign companies without substantial business in the United States. In aggregate, IPO (Initial Public Offerings) investments cannot exceed 5% of the Fund at time of purchase, and no more than 10% due to appreciation. An IPO is an issuer's first offering of a security or class of a security to the public.

The Fund may also invest in other types of securities including convertible preferred stocks, convertible debt securities and short-term securities such as corporate notes, and temporarily invest in money market instruments. Additionally, the Fund may invest up to 10% of its total assets in restricted securities.

The Fund attempts to generate excess return by taking active risk in security selection by looking for companies with unique growth potential. The Fund may often be concentrated in industries where research resources indicate there is high growth potential. The Fund is valued daily.

RISKS OF INVESTMENT STRATEGIES

See "Risks of investing in the Funds" later in this prospectus, for information on the risks associated with an investment in the Funds generally, and in the AllianceBernstein Mid Cap Growth Fund specifically. Note, however, that due to the AllianceBernstein Mid Cap Growth Fund's investment policies, this Fund provides greater growth potential and greater risk than the AllianceBernstein Common Stock and AllianceBernstein Balanced Funds. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

INVESTMENT MANAGER OF THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

The Board of Directors has delegated responsibility to a committee to authorize or approve investments in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth funds (collectively, the "Funds"). That committee may exercise its investment authority directly or it may delegate it, in whole or in part, to a third party investment advisor. The committee has delegated responsibility to AllianceBernstein L.P. ("AllianceBernstein") to manage the Funds. Subject to that committee's broad supervisory authority, AllianceBernstein's investment officers and managers have complete discretion over the assets of the Funds and have been given discretion as to sales and, within specified limits, purchases of stocks, other equity securities and certain debt securities. When an investment opportunity arises that is consistent with the objectives of more than one account, investment opportunities are allocated among accounts in an impartial manner based on certain factors such as investment objective and current investment and cash positions.

AllianceBernstein is registered as an investment advisor under the Investment Advisers Act of 1940, as amended. We are the majority-owners of AllianceBernstein, a limited partnership. AllianceBernstein acts as investment adviser to various separate accounts and general accounts of AXA Equitable and other affiliated insurance companies. AllianceBernstein also provides investment management and advisory services to mutual funds, endowment funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations. The following portfolio managers are primarily responsible for the day-to-day management of the portfolios:


---------------------------------------------------------------------------------
                                                            BUSINESS EXPERIENCE
                 FUND                    PORTFOLIO MANAGER  FOR PAST 5 YEARS
---------------------------------------------------------------------------------
AllianceBernstein                          Greg Wilensky    Portfolio Manager
Balanced Fund                                               at AllianceBernstein
                                                            since 1996
                                           Joshua Lisser    Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1992
                                         Judith A. De Vivo  Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1984
                                             Ben Sklar      Portfolio Manager
                                                            at AllianceBernstein
                                                            since 2009
                                          John H. Fogarty   Portfolio Manager
                                                            at AllianceBernstein
                                                            since 1997
---------------------------------------------------------------------------------
AllianceBernstein                        Judith A. De Vivo  Portfolio Manager
Common Stock Fund                                           at AllianceBernstein
                                                            since 1984
---------------------------------------------------------------------------------
AllianceBernstein Mid                     John H. Fogarty   Portfolio Manager
Cap Growth Fund                                             at AllianceBernstein
                                                            since 1997
---------------------------------------------------------------------------------


The SAI provides additional information about the portfolio managers including compensation, other accounts managed and ownership of securities of the Funds.


As of December 31, 2015 AllianceBernstein had total assets under management of approximately $467 billion. AllianceBernstein's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

                           RIA FEATURES AND BENEFITS

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

A description of the policies and procedures with respect to disclosure of the portfolio securities of The AllianceBernstein Balanced Fund, The
AllianceBernstein Common Stock Fund and the AllianceBernstein Mid Cap Growth Fund is available in the SAI. Generally, portfolio information is available 30 days after the month and free of charge by calling 1(866) 642-3127.

FUNDS INVESTING IN THE TRUSTS

The Funds of Separate Account No. 66 invest in corresponding portfolios of AXA Premier VIP Trust and EQ Advisors Trust. The investment results you will experience in any one of those Funds will depend on the investment performance of the corresponding portfolios. The table on the next page shows the names of the corresponding portfolios, their investment objectives, and their advisers.

                           RIA FEATURES AND BENEFITS

PORTFOLIOS OF THE TRUSTS


We offer affiliated Trusts, which in turn offer one or more Portfolios. AXA Equitable Funds Management Group, LLC ("AXA FMG"), a wholly owned subsidiary of AXA Equitable, serves as the investment manager of the Portfolios of AXA Premier VIP Trust and EQ Advisors Trust. For some affiliated Portfolios, AXA FMG has entered into sub-advisory agreements with one or more investment advisers (the "sub-advisers") to carry out the investment decisions for the Portfolios. As such, among other responsibilities, AXA FMG oversees the activities of the sub-advisers with respect to the affiliated Trusts and is responsible for retaining or discontinuing the services of those sub-advisers. The chart below indicates the sub-adviser(s) for each Portfolio, if any. The chart below also shows the currently available Portfolios and their investment objectives.


You should be aware that AXA Advisors, LLC and AXA Distributors, LLC (together, the "Distributors") directly or indirectly receive 12b-1 fees from the Portfolios for providing certain distribution and/or shareholder support services. These fees will not exceed 0.25% of the Portfolios' average daily net assets. The Portfolios' sub-advisers and/or their affiliates may also contribute to the cost of expenses for sales meetings or seminar sponsorships that may relate to the contracts and/or the sub-advisers' respective Portfolios. In addition, AXA FMG, a wholly owned subsidiary of AXA Equitable, receives management fees and administrative fees in connection with the services it provides to the Portfolios.

As a participant, you may bear the costs of some or all of these fees and payments through your indirect investment in the Portfolios. (See the Portfolios' prospectuses for more information.) These fees and payments, as well as the Portfolios' investment management fees and administrative expenses, will reduce the underlying Portfolios' investment returns. AXA Equitable may profit from these fees and payments. AXA Equitable considers the availability of these fees and payment arrangements during the selection process for the underlying Portfolios. These fees and payment arrangements may create an incentive for us to select Portfolios (and classes of shares of Portfolios) that pay us higher amounts.


Some Portfolios invest in other affiliated Portfolios (the "AXA Fund of Fund Portfolios"). The AXA Fund of Fund Portfolios offer participants a convenient opportunity to invest in other Portfolios that are managed and have been selected for inclusion in the AXA Fund of Fund Portfolios by AXA FMG. AXA Advisors, LLC, an affiliated broker-dealer of AXA Equitable, may promote the benefits of such Portfolios to participants and/or suggest that participants consider whether allocating some or all of their account value to such Portfolios is consistent with their desired investment objectives. In doing so, AXA Equitable, and/or its affiliates, may be subject to conflicts of interest insofar as AXA Equitable may derive greater revenues from the AXA Fund of Fund Portfolios than certain other Portfolios available to you under your contract. Please see "Allocating your contributions" later in this section for more information about your role in managing your allocations.


As described in more detail in the Portfolio prospectuses, the AXA Managed Volatility Portfolios may utilize a proprietary volatility management strategy developed by AXA FMG (the "AXA volatility management strategy"), and, in addition, certain AXA Fund of Fund Portfolios may invest in Portfolios that utilize this strategy. The AXA volatility management strategy uses futures and options, such as exchange-traded futures and options contracts on securities indices, to reduce the Portfolio's equity exposure during periods when certain market indicators indicate that market volatility is above specific thresholds set for the Portfolio. When market volatility is increasing above the specific thresholds set for a Portfolio utilizing the AXA volatility management strategy, the manager of the Portfolio may reduce equity exposure. Although this strategy is intended to reduce the overall risk of investing in the Portfolio, it may not effectively protect the Portfolio from market declines and may increase its losses. Further, during such times, the Portfolio's exposure to equity securities may be less than that of a traditional equity portfolio. This may limit the Portfolio's participation in market gains and result in periods of underperformance, including those periods when the specified benchmark index is appreciating, but market volatility is high.

The AXA Managed Volatility Portfolios that include the AXA volatility management strategy as part of their investment objective and/or principal investment strategy, and the AXA Fund of Fund Portfolios that invest in other Portfolios that use the AXA volatility management strategy, are identified below in the chart by a "(check mark) " under the column entitled "Volatility Management."

Portfolios that utilize the AXA volatility management strategy (or, in the case of certain AXA Fund of Fund Portfolios, invest in other Portfolios that use the AXA volatility management strategy) are designed to reduce the overall volatility of your account value and provide you with risk-adjusted returns over time. The reduction in volatility helps us manage the risks associated with providing guaranteed benefits during times of high volatility in the equity market. During rising markets, the AXA volatility management strategy, however, could result in your account value rising less than would have been the case had you been invested in a Portfolio that does not utilize the AXA volatility management strategy or, in the case of the AXA Fund of Fund Portfolios, that invest exclusively in other Portfolios that do not use the AXA volatility management strategy. Conversely, investing in investment options that feature a managed-volatility strategy may be helpful in a declining market when high market volatility triggers a reduction in the investment option's equity exposure because during these periods of high volatility, the risk of losses from investing in equity securities may increase. In these instances, your account value may decline less than would have been the case had you not been invested in investment options that feature a volatility management strategy.

Please see the underlying Portfolio prospectuses for more information in general, as well as more information about the AXA volatility management strategy. Please further note that certain other Portfolios may utilize volatility management techniques that differ from the AXA volatility management strategy. Any such Portfolio is not identified under "Volatility Management" below in the chart. Such techniques could also impact your account value in the same manner described above. Please see the Portfolio prospectuses for more information about the Portfolios' objective and strategies.

Portfolio allocations in certain AXA variable annuity contracts with guaranteed benefits are subject to our Asset Transfer Program (ATP) feature. The ATP helps us manage our financial exposure in connection with providing certain guaranteed benefits, by using predetermined mathematical formulas to move account value between the AXA Ultra Conservative Strategy Portfolio (an investment option utilized solely by the ATP) and the

                           RIA FEATURES AND BENEFITS
other Portfolios offered under those contracts. You should be aware that operation of the predetermined mathematical formulas underpinning the ATP has the potential to adversely impact the Portfolios, including their performance, risk profile and expenses. This means that Portfolio investments in contracts with no ATP feature, such as yours, could still be adversely impacted. Particularly during times of high market volatility, if the ATP triggers substantial asset flows into and out of a Portfolio, it could have the following effects on all contract owners invested in that Portfolio:

   (a)By requiring a Portfolio sub-adviser to buy and sell large amounts of securities at inopportune times, a Portfolio's investment performance and the ability of the sub-adviser to fully implement the Portfolio's investment strategy could be negatively affected; and

   (b)By generating higher turnover in its securities or other assets than it would have experienced without being impacted by the ATP, a Portfolio could incur higher operating expense ratios and transaction costs than comparable funds. In addition, even Portfolios structured as funds-of-funds that are not available for investment by contract owners who are subject to the ATP could also be impacted by the ATP if those Portfolios invest in underlying funds that are themselves subject to significant asset turnover caused by the ATP. Because the ATP formulas generate unique results for each contract, not all contract owners who are subject to the ATP will be affected by operation of the ATP in the same way. On any particular day on which the ATP is activated, some contract owners may have a portion of their account value transferred to the AXA Ultra Conservative Strategy investment option and others may not. If the ATP causes significant transfers of total account value out of one or more Portfolios, any resulting negative effect on the performance of those Portfolios will be experienced to a greater extent by a contract owner (with or without the ATP) invested in those Portfolios whose account value was not subject to the transfers.

----------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP
 TRUST                                                                                               VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                   SUB-ADVISER(S)         MANAGEMENT
----------------------------------------------------------------------------------------------------------------
CHARTER/SM/              A        Seeks to achieve high total return through  .   AXA Equitable
  MULTI-SECTOR BOND               a combination of current income and             Funds Management
                                  capital appreciation.                           Group, LLC
----------------------------------------------------------------------------------------------------------------
CHARTER/SM/ SMALL        B        Seeks to achieve long-term growth of        .   AXA Equitable
  CAP VALUE                       capital.                                        Funds Management
                                                                                  Group, LLC

-------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                                    VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                    SUB-ADVISER(S)         MANAGEMENT
-------------------------------------------------------------------------------------------------------------------
AXA/AB SMALL CAP         IA       Seeks to achieve long-term growth of         .   AllianceBernstein
  GROWTH                          capital.                                         L.P.
-------------------------------------------------------------------------------------------------------------------
AXA GLOBAL EQUITY        IB       Seeks to achieve long-term capital           .   AXA Equitable      (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-           Funds Management
                                  adjusted returns and managing volatility in      Group, LLC
                                  the Portfolio.                               .   BlackRock
                                                                                   Investment
                                                                                   Management, LLC
                                                                               .   Morgan Stanley
                                                                                   Investment
                                                                                   Management Inc.
                                                                               .   OppenheimerFunds,
                                                                                   Inc.
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL        IB       Seeks to achieve long-term growth of         .   AXA Equitable      (check mark)
  CORE MANAGED                    capital with an emphasis on risk-adjusted        Funds Management
  VOLATILITY                      returns and managing volatility in the           Group, LLC
                                  Portfolio.                                   .   BlackRock
                                                                                   Investment
                                                                                   Management, LLC
                                                                               .   EARNEST Partners,
                                                                                   LLC
                                                                               .   Massachusetts
                                                                                   Financial
                                                                                   Services Company
                                                                                   d/b/a MFS
                                                                                   Investment
                                                                                   Management
                                                                               .   Federated Global
                                                                                   Investment
                                                                                   Management Corp.
-------------------------------------------------------------------------------------------------------------------
AXA INTERNATIONAL        IB       Seeks to provide current income and long-    .   AXA Equitable      (check mark)
  VALUE MANAGED                   term growth of income, accompanied by            Funds Management
  VOLATILITY                      growth of capital with an emphasis on risk-      Group, LLC
                                  adjusted returns and managing volatility in  .   BlackRock
                                  the Portfolio.                                   Investment
                                                                                   Management, LLC
                                                                               .   Northern Cross,
                                                                                   LLC
-------------------------------------------------------------------------------------------------------------------

                           RIA FEATURES AND BENEFITS

---------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                                      VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                      SUB-ADVISER(S)         MANAGEMENT
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP CORE       IB       Seeks to achieve long-term growth of           .   AXA Equitable      (check mark)
  MANAGED VOLATILITY              capital with an emphasis on risk-adjusted          Funds Management
                                  returns and managing volatility in the             Group, LLC
                                  Portfolio.                                     .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Capital Guardian
                                                                                     Trust Company
                                                                                 .   Vaughan Nelson
                                                                                     Investment
                                                                                     Management, L.P.
                                                                                 .   Thornburg
                                                                                     Investment
                                                                                     Management, Inc.
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP            IB       Seeks to provide long-term capital growth      .   AXA Equitable      (check mark)
  GROWTH MANAGED                  with an emphasis on risk-adjusted returns          Funds Management
  VOLATILITY                      and managing volatility in the Portfolio.          Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Loomis, Sayles &
                                                                                     Company, L.P.
                                                                                 .   T. Rowe Price
                                                                                     Associates, Inc.
                                                                                 .   Wells Capital
                                                                                     Management, Inc.
---------------------------------------------------------------------------------------------------------------------
AXA LARGE CAP VALUE      IA       Seeks to achieve long-term growth of           .   AllianceBernstein  (check mark)
  MANAGED VOLATILITY              capital with an emphasis on risk-adjusted          L.P.
                                  returns and managing volatility in the         .   AXA Equitable
                                  Portfolio.                                         Funds Management
                                                                                     Group, LLC
                                                                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Massachusetts
                                                                                     Financial
                                                                                     Services Company
                                                                                     d/b/a MFS
                                                                                     Investment
                                                                                     Management
---------------------------------------------------------------------------------------------------------------------
AXA MID CAP VALUE        IB       Seeks to achieve long-term capital             .   AXA Equitable      (check mark)
  MANAGED VOLATILITY              appreciation with an emphasis on risk-             Funds Management
                                  adjusted returns and managing volatility in        Group, LLC
                                  the Portfolio.                                 .   BlackRock
                                                                                     Investment
                                                                                     Management, LLC
                                                                                 .   Diamond Hill
                                                                                     Capital
                                                                                     Management, Inc.
                                                                                 .   Wellington
                                                                                     Management
                                                                                     Company, LLP
---------------------------------------------------------------------------------------------------------------------
EQ/BLACKROCK BASIC       IB       Seeks to achieve capital appreciation and      .   BlackRock
  VALUE EQUITY                    secondarily, income.                               Investment
                                                                                     Management, LLC
---------------------------------------------------------------------------------------------------------------------
EQ/CALVERT SOCIALLY      IB       Seeks to achieve long-term capital             .   Calvert
  RESPONSIBLE                     appreciation.                                      Investment
                                                                                     Management Inc.
---------------------------------------------------------------------------------------------------------------------
EQ/CAPITAL GUARDIAN      IB       Seeks to achieve long-term growth of capital.  .   Capital Guardian
  RESEARCH                                                                           Trust Company
---------------------------------------------------------------------------------------------------------------------
EQ/EQUITY 500 INDEX      IA       Seeks to achieve a total return before         .   AllianceBernstein
                                  expenses that approximates the total return        L.P.
                                  performance of the Standard & Poor's 500
                                  Composite Stock Price Index, including
                                  reinvestment of dividends, at a risk level
                                  consistent with that of the Standard & Poor's
                                  500 Composite Stock Price Index.
---------------------------------------------------------------------------------------------------------------------

                           RIA FEATURES AND BENEFITS

----------------------------------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST                                                                                         VOLATILITY
 PORTFOLIO NAME      SHARE CLASS  OBJECTIVE                                         SUB-ADVISER(S)         MANAGEMENT
----------------------------------------------------------------------------------------------------------------------
EQ/INTERMEDIATE          IA       Seeks to achieve a total return before            .   AXA Equitable
  GOVERNMENT BOND                 expenses that approximates the total return           Funds Management
                                  performance of the Barclays U.S.                      Group, LLC
                                  Intermediate Government Bond Index,               .   SSgA Funds
                                  including reinvestment of dividends, at a risk        Management, Inc.
                                  level consistent with that of the Barclays U.S.
                                  Intermediate Government Bond Index.
----------------------------------------------------------------------------------------------------------------------
EQ/INTERNATIONAL         IA       Seeks to achieve a total return (before           .   AllianceBernstein
  EQUITY INDEX                    expenses) that approximates the total return          L.P.
                                  performance of a composite index comprised
                                  of 40% DJ Euro STOXX 50 Index, 25% FTSE
                                  100 Index, 25% TOPIX Index, and 10% S&P/
                                  ASX 200 Index, including reinvestment of
                                  dividends, at a risk level consistent with that
                                  of the composite index.
----------------------------------------------------------------------------------------------------------------------
EQ/JPMORGAN VALUE        IB       Seeks to achieve long-term capital                .   J.P.Morgan
  OPPORTUNITIES                   appreciation.                                         Investment
                                                                                        Management Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/LARGE CAP GROWTH      IB       Seeks to achieve a total return before            .   AllianceBernstein
  INDEX                           expenses that approximates the total return           L.P.
                                  performance of the Russell 1000(R) Growth
                                  Index, including reinvestment of dividends at
                                  a risk level consistent with that of the Russell
                                  1000(R) Growth Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MID CAP INDEX         IB       Seeks to achieve a total return before            .   SSgA Funds
                                  expenses that approximates the total return           Management, Inc.
                                  performance of the Standard & Poor's Mid
                                  Cap 400 Index, including reinvestment of
                                  dividends, at a risk level consistent with that
                                  of the Standard & Poor's Mid Cap 400 Index.
----------------------------------------------------------------------------------------------------------------------
EQ/MONEY MARKET/(*)/     IA       Seeks to obtain a high level of current           .   The Dreyfus
                                  income, preserve its assets and maintain              Corporation
                                  liquidity.
----------------------------------------------------------------------------------------------------------------------
EQ/QUALITY BOND PLUS     IA       Seeks to achieve high current income              .   AllianceBernstein
                                  consistent with moderate risk to capital.             L.P.
                                                                                    .   AXA Equitable
                                                                                        Funds Management
                                                                                        Group, LLC
                                                                                    .   Pacific
                                                                                        Investment
                                                                                        Management
                                                                                        Company LLC
----------------------------------------------------------------------------------------------------------------------
EQ/T. ROWE PRICE         IB       Seeks to achieve long-term capital                .   T. Rowe Price
  GROWTH STOCK                    appreciation and secondarily, income.                 Associates, Inc.
----------------------------------------------------------------------------------------------------------------------
EQ/WELLS FARGO           IB       Seeks to achieve long-term capital growth.        .   Wells Capital
  OMEGA GROWTH                                                                          Management, Inc.
----------------------------------------------------------------------------------------------------------------------
MULTIMANAGER             IB       Seeks to achieve long-term growth of              .   Allianz Global
  TECHNOLOGY                      capital.                                              Investors U.S. LLC
                                                                                    .   AXA Equitable
                                                                                        Funds Management
                                                                                        Group, LLC
                                                                                    .   SSgA Funds
                                                                                        Management, Inc.
                                                                                    .   Wellington
                                                                                        Management
                                                                                        Company, LLP
----------------------------------------------------------------------------------------------------------------------


(*)The Board of Trustees of EQ Advisors Trust has approved changes to the Portfolio's principal investment strategies that will allow the Portfolio to operate as a "government money market fund." Effective April 1, 2016, the Portfolio will invest at least 99.5% of its total assets in U.S. government securities, cash, and/or repurchase agreements that are fully collateralized by U.S. government securities or cash.

                           RIA FEATURES AND BENEFITS

YOU SHOULD CONSIDER THE INVESTMENT OBJECTIVES, RISKS, AND CHARGES AND EXPENSES OF THE PORTFOLIOS CAREFULLY BEFORE INVESTING. THE PROSPECTUSES FOR THE TRUSTS CONTAIN THIS AND OTHER IMPORTANT INFORMATION ABOUT THE PORTFOLIOS. THE PROSPECTUSES SHOULD BE READ CAREFULLY BEFORE INVESTING. IN ORDER TO OBTAIN COPIES OF TRUST PROSPECTUSES THAT DO NOT ACCOMPANY THIS PROSPECTUS, YOU MAY CALL ONE OF OUR CUSTOMER SERVICE REPRESENTATIVES AT 1-800-967-4560.

                           RIA FEATURES AND BENEFITS

RISKS OF INVESTING IN THE FUNDS

All of the Funds invest in securities of one type or another. You should be aware that any investment in securities carries with it a risk of loss, and you could lose money investing in the Funds. The different investment objectives and policies of each Fund may affect the return of each Fund and the risks associated with an investment in that Fund.

Additionally, market and financial risks are inherent in any securities investment. By market risks, we mean factors which do not necessarily relate to a particular issuer, but affect the way markets, and securities within those markets, perform. Market risks can be described in terms of volatility, that is, the range and frequency of market value changes. Market risks include such things as changes in interest rates, general economic conditions and investor perceptions regarding the value of debt and equity securities. By financial risks we mean factors associated with a particular issuer which may affect the price of its securities, such as its competitive posture, its earnings and its ability to meet its debt obligations.

The risk factors associated with an investment in the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are described below. See the SAI for additional information regarding certain investment techniques used by these Funds. See the prospectuses for each Trust for risk factors and investment techniques associated with the portfolios in which the other Funds invest.

RISK FACTORS -- ALLIANCEBERNSTEIN COMMON STOCK, ALLIANCEBERNSTEIN MID CAP GROWTH AND ALLIANCEBERNSTEIN BALANCED FUNDS

COMMON STOCK. Investing in common stocks and related securities involves the risk that the value of the stocks or related securities purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of the Fund's investments -- and, therefore, the value of the Fund's units -- to fluctuate.

SECURITIES OF MEDIUM AND SMALLER-SIZED COMPANIES. The AllianceBernstein Mid Cap Growth Fund invests primarily in the securities of medium-sized companies. The AllianceBernstein Balanced Fund may also make these investments, as well as investments in smaller-sized companies. The securities of small and medium-sized, less mature, lesser known companies involve greater risks than those normally associated with larger, more mature, well-known companies. Therefore, consistent earnings may not be as likely in small companies as in large companies.

The Funds also run a risk of increased and more rapid fluctuations in the value of their investments in securities of small or medium-sized companies. This is due to the greater business risks of small-size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of small (less than $1 billion) and medium (between $1 and $20 billion) capitalization stocks and stocks of recently organized companies have fluctuated more than the larger capitalization stocks and the overall stock market. One reason is that small and medium-sized companies have a lower degree of liquidity in the markets for their stocks, and greater sensitivity to changing economic conditions.

NON-EQUITY SECURITIES. Investing in non-equity securities, such as bonds and debentures, involves the risk that the value of these securities held by the AllianceBernstein Balanced Fund -- and, therefore, the value of the Fund's units -- will fluctuate with changes in interest rates (interest rate risk) and the perceived ability of the issuer to make interest or principal payments on time (credit risk). A decline in prevailing interest rates generally will increase the value of the securities held by the AllianceBernstein Balanced Fund, while an increase in prevailing interest rates usually reduces the value of the AllianceBernstein Balanced Fund's holdings. As a result, interest rate fluctuations will affect the value of the AllianceBernstein Balanced Fund's units, but will not affect the income received from the Fund's current portfolio holdings. Moreover, convertible securities, which may be in the AllianceBernstein Balanced and AllianceBernstein Mid Cap Growth Funds, such as convertible preferred stocks or convertible debt instruments, contain both debt and equity features, and may lose significant value in periods of extreme market volatility.

FOREIGN INVESTING. Investing in securities of foreign companies that may not do substantial business in the United States involves additional risks, including risk of loss from changes in the political or economic climate of the countries in which these companies do business. Foreign currency fluctuations, exchange controls or financial instability could cause the value of the AllianceBernstein, Mid Cap Growth and Balanced Funds' foreign investments to fluctuate. Additionally, foreign accounting, auditing and disclosure standards may differ from domestic standards, and there may be less regulation in foreign countries of stock exchanges, brokers, banks, and listed companies than in the United States. As a result, the Fund's foreign investments may be less liquid and their prices may be subject to greater fluctuations than comparable investments in securities of U.S. issuers.

RESTRICTED SECURITIES. Investing in restricted securities involves additional risks because these securities generally (1) are less liquid than non-restricted securities and (2) lack readily available market quotations. Accordingly, the AllianceBernstein Balanced and the AllianceBernstein Mid Cap Growth Funds may be unable to quickly sell their restricted security holdings at fair market value.

The following discussion describes investment risks unique to either the AllianceBernstein Common Stock Fund, AllianceBernstein Mid Cap Growth Fund or the AllianceBernstein Balanced Fund.

RISKS OF INVESTMENT STRATEGIES. Due to the AllianceBernstein Mid Cap Growth Fund's aggressive investment policies, this Fund provides greater growth potential and may have greater risk than other equity offerings. As a result, you should consider limiting the amount allocated to this Fund, particularly as you near retirement.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN COMMON STOCK FUND

While the objective of the Fund is to approximate the return of the Russell 1000 Growth Index, the actual performance of the Fund may deviate from the Index as a result of transaction costs, equitization of cash, security price deviations, investment management fees, operating expense charges such as custody and audit fees, any potential future exchange trading limits, and internal stock restrictions, all of which affects the Fund but not the Index. This deviation is commonly referred to as "tracking error." The Fund attempts to minimize these deviations through a management process which strives to minimize

                           RIA FEATURES AND BENEFITS
transactions costs, keep the account fully invested and maintain a portfolio with characteristics that are systematically the same as those of the Russell 1000 Growth Index.

RISKS ASSOCIATED WITH THE ALLIANCEBERNSTEIN BALANCED FUND

Bonds rated below A by S&P, Moody's or Fitch are more susceptible to adverse economic conditions or changing circumstances than those rated A or higher, but we regard these lower-rated bonds as having an adequate capacity to pay principal and interest.

CHANGE OF INVESTMENT OBJECTIVES

We can change the investment objectives of the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds if the New York State Department of Financial Services approves the change.

The investment objectives of the portfolios of the Trusts may be changed by the Board of Trustees of each Trust without the approval of shareholders. See "Voting rights" under "More information" later in this prospectus.

GUARANTEED INTEREST OPTION

The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information" later in this prospectus.

The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate. After we credit the interest, we deduct certain charges and fees.

We credit interest through and allocate interest on the date of any transfer or withdrawal transaction. We credit interest each day of the month to the account value in the guaranteed interest account at the beginning of the day at a daily rate equivalent to the guaranteed interest rate that applies to those amounts.

CURRENT AND MINIMUM INTEREST RATES

Except as described below, the "current rate" is the rate of interest that we actually credit to amounts in the guaranteed interest option for any given calendar year. We declare current rates for each class of employer plan that is using the RIA annuity contract as its funding vehicle before the beginning of each calendar year. In addition to the current rate, we declare "minimum rates" for the next two calendar years. The minimum interest rates will never be lower than 4%.


The current interest rate for 2016 and the minimum interest rates for 2017 and 2018 guaranteed for each class are stated in the proposal documents submitted to sponsors of prospective RIA employer plans. The establishment of new classes will not decrease the rates that apply to employer plans already assigned to a previous class. The effective current rate for 2017 and the minimum rates effective for calendar year 2018 and 2019 will be declared in December 2016.


CLASSES OF EMPLOYER PLANS

We assigned an employer plan to a "class" of employer plans upon its participation in the Master Retirement Trust in order to help us determine the current and minimum guaranteed rates of interest that apply for the employer plan participating in the guaranteed interest option under the RIA annuity contract. The initial class of employer plans to which an employer plan was assigned depended on the date the plan was adopted.

REVISED INTEREST RATES

All of the following conditions must exist for us to declare a revised rate:

..   on the date of the allocation, the "current" guaranteed interest rate with respect to the employer plan's guaranteed interest option that would otherwise apply, exceeds the benchmark treasury rate by at least 0.75%; and

..   prior allocations to the guaranteed interest option for the employer plan during that calendar year equal or exceed 110% of the average annual allocations to the guaranteed interest option for the employer plan during the three immediately preceding calendar years.

                           RIA FEATURES AND BENEFITS

2. How we value your account value

--------------------------------------------------------------------------------

FOR THE FUNDS. When you invest in a Fund, your contribution or transfer purchases "units" of that Fund. The unit value on any day reflects the value of the Fund's investments for the day and the charges and expenses we deduct from the Fund. We calculate the number of units you purchase by dividing the amount you invest by the unit value of the Fund as of the close of business on the day we receive your contribution or transfer instruction.

--------------------------------------------------------------------------------
GENERALLY, OUR "BUSINESS DAY" IS ANY DAY ON WHICH THE NEW YORK STOCK EXCHANGE
IS OPEN FOR TRADING. A BUSINESS DAY DOES NOT INCLUDE ANY DAY WE CHOOSE NOT TO OPEN DUE TO EMERGENCY CONDITIONS. WE MAY ALSO CLOSE EARLY DUE TO EMERGENCY CONDITIONS.
--------------------------------------------------------------------------------

On any given day, your account value in any Fund equals the number of the Fund's units credited to your account, adjusted for any Fund's units cancelled from your account, multiplied by that day's value for one Fund unit. In order to take deductions from any Fund, we cancel units having a value equal to the amount we need to deduct. Otherwise, the number of your Fund units of any Fund does not change unless you make additional contributions, make a withdrawal, make a transfer, or request some other transaction that involves moving assets into or out of that Fund.

FOR THE GUARANTEED INTEREST OPTION. The value of any investment in the guaranteed interest option is, at any time, the total contributions allocated to the guaranteed interest option, plus the interest earned, less
(i) withdrawals to make employer plan benefit payments, (ii) withdrawals to make other employer plan withdrawals (including loans) and (iii) charges and fees provided for under the contracts.

HOW WE DETERMINE THE UNIT VALUE

When contributions are invested in the Funds, the number of units outstanding attributable to each Fund is correspondingly increased; and when amounts are withdrawn from one of these Funds, the number of units outstanding attributable to that Fund is correspondingly decreased.

For the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the unit values reflect investment performance and investment management and financial accounting fees. We determine the respective unit values for these Funds by multiplying the unit value for the preceding business day by the net investment factor for that subsequent day. We determine the net investment factor as follows:

..   First, we take the value of the Fund's assets at the close of business on the preceding business day.

..   Next, we add the investment income and capital gains, realized and unrealized, that are credited to the assets of the Fund during the business day for which the net investment factor is being determined.

..   Then, we subtract the capital losses, realized and unrealized, and investment management and financial accounting fees charged to the Fund during that business day.

..   Finally, we divide this amount by the value of the Fund's assets at the close of the preceding business day.

Prior to June 1, 1994, for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, the investment management and financial accounting fees were deducted monthly from employer plan balances in these Funds.

For a Fund of Separate Account No. 66, the unit value for any business day together with any preceding non-business days ("valuation period") is equal to the unit value for the preceding valuation period multiplied by the net investment factor for that Fund for that valuation period. The net investment factor for a valuation period is:

    a       - c
(   --  )
    b

where:

(a)is the value of the Fund's shares of the corresponding portfolio at the end of the valuation period before giving effect to any amounts allocated to or withdrawn from the Fund for the valuation period. For this purpose, we use the share value reported to us by the applicable Trust. This share value is after deduction for investment advisory fees and other expenses of each Trust.

(b)is the value of the Fund's shares of the corresponding portfolio at the end of the preceding valuation period (after any amounts are allocated or withdrawn for that valuation period).

(c)is the daily factor for the separate account administrative charge multiplied by the number of calendar days in the valuation period.

HOW WE VALUE THE ASSETS OF THE FUNDS

Assets of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are valued as follows:

..   Common stocks listed on national securities exchanges are valued at the last sale price. If on a particular day there is no sale, the stocks are valued at the latest available bid price reported on a composite tape. Other unlisted securities reported on the NASDAQ Stock Exchange are valued at inside (highest) quoted bid prices.

..   Foreign securities not traded directly, or in ADR form, in the United
    States, are valued at the last sale price in the local currency on an exchange in the country of origin. Foreign currency is converted into dollars at current exchange rates.

..   United States Treasury securities and other obligations issued or guaranteed by the United States Government, its agencies or instrumentalities are valued at representative quoted prices.

..   Long-term publicly traded corporate bonds (i.e., maturing in more than one year) are valued at prices obtained from a bond

                        HOW WE VALUE YOUR ACCOUNT VALUE
   pricing service of a major dealer in bonds when such prices are available; however, in circumstances where it is deemed appropriate to do so, an over-the-counter or exchange quotation may be used.

..   Convertible preferred stocks listed on national securities exchanges are valued at their last sale price or, if there is no sale, at the latest available bid price.

..   Convertible bonds and unlisted convertible preferred stocks are valued at bid prices obtained from one or more major dealers in such securities; where there is a discrepancy between dealers, values may be adjusted based on recent premium spreads to the underlying common stock.

..   Short-term debt securities that mature in more than 60 days are valued at representative quoted prices. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value.

..   Option contracts listed on organized exchanges are valued at last sale prices or closing asked prices, in the case of calls, and at quoted bid prices, in the case of puts. The market value of a put or call will usually reflect, among other factors, the market price of the underlying security. When a Fund writes a call option, an amount equal to the premium received by the Fund is included in the Fund's financial statements as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The current market value of a traded option is the last sale price or, in the absence of a sale, the last offering price. When an option expires on its stipulated expiration date or a Fund enters into a closing purchase or sales transaction, the Fund realizes a gain or loss without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. When an option is exercised, the Fund realizes a gain or loss from the sale of the underlying security, and the proceeds of the sale are increased by the premium originally received, or reduced by the price paid for the option.

FAIR VALUATION

For the Pooled Separate Accounts, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under the direction of our investment officers in accordance with accepted accounting practices and applicable laws and regulations. Market quotations may not be readily available or reliable if, for example, trading has been halted in the particular security; the security does not trade for an extended period of time; or a trading limit has been imposed.

For the Funds offered under Separate Account No. 66, securities and other assets for which market quotations are not readily available (or for which market quotations may not be reliable) are valued at their fair value under policies and procedures established by the Trusts. For more information, please see the prospectuses for the applicable Trust.

The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method deemed to reflect fair value. Such a policy is intended to assure that the net asset value of a separate account or fund fairly reflects security values as of the time of pricing.

                        HOW WE VALUE YOUR ACCOUNT VALUE

3. Transfers


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TRANSFERS AMONG INVESTMENT OPTIONS

You may transfer accumulated amounts among the investment options at any time and in any amount, subject to the transfer limitations described below. In addition to our rules, transfers among the investment options may be subject to employer plan provisions which may limit or disallow such movements. We do not impose a charge for transfers among the investment options.

The following section describes transfer limitations that apply, under certain situations, to amounts transferred out of the guaranteed interest option during the calendar quarter in which the request is made and the three preceding calendar quarters ("transfer period").

PARTICIPANT-DIRECTED PLANS. Under these plans, the contract owner has instructed us to accept the plan trustee's allocations that are in accordance with the plan participants' directions. If the employer elects to fund the employer plan with the guaranteed interest option and the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Charter/SM/ Multi-Sector Bond Funds, during any transfer period, the following limitations apply:

For plans electing the optional participant recordkeeping services ("PRS"), the maximum amount that may be transferred by the trustee on behalf of a participant from the guaranteed interest option is equal to the greater of:
(i) 25% of the amount the participant had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts transferred out of the guaranteed interest option during the prior calendar year on the participant's behalf. Generally, this means that new participants will not be able to direct the trustee to transfer amounts out of the guaranteed interest option during the first calendar year of their participation under the contract.

If assets have been transferred from another funding vehicle by the employer, then the participant, for the transfer period in which the transfer occurred, may direct the trustee to transfer to the Funds up to 25% of such transferred amount that the participant initially allocated to the guaranteed interest option.

For plans not electing the PRS, the maximum amount that may be transferred from the guaranteed interest option is equal to the greater of: (i) 25% of the amount the employer plan had in the guaranteed interest option as of the last calendar day of the prior calendar year, or (ii) the total of all amounts the employer plan transferred out of the guaranteed interest option during the prior calendar year. The employer plan is responsible for monitoring this transfer limitation. PRS is discussed in "Optional participant recordkeeping services" later in this prospectus.

If assets have been transferred from another funding vehicle by the employer, then the trustee on behalf of the participant, for the transfer period in which the transfer occurred, may transfer to the Funds up to 25% of such transferred amount that was initially allocated to the guaranteed interest option.

From time to time, we may remove certain restrictions that apply to transferring amounts out of the guaranteed interest option. If we do so, we will tell you. We will also tell you at least 45 days in advance of the day that we intend to reimpose the transfer restrictions.

TRUSTEE-DIRECTED PLANS. Transfers of accumulated amounts among the investment options will be permitted as determined by us in our sole discretion only and subject to our rules then in effect.

DISRUPTIVE TRANSFER ACTIVITY

You should note that the contract is not designed for professional "market timing" organizations, or other organizations or individuals engaging in a market timing strategy. The contract is not designed to accommodate programmed transfers, frequent transfers or transfers that are large in relation to the total assets of the Fund or the underlying portfolio.

Frequent transfers, including market timing and other program trading or short-term trading strategies, may be disruptive to the Funds or the underlying portfolios in which the Funds invest. Disruptive transfer activity may adversely affect performance and the interests of long-term investors by requiring a Fund or portfolio to maintain larger amounts of cash or to liquidate portfolio holdings at a disadvantageous time or price. For example, when market timing occurs, a Fund or portfolio may have to sell its holdings to have the cash necessary to redeem the market timer's investment. This can happen when it is not advantageous to sell any securities, so investment performance may be hurt. When large dollar amounts are involved, market timing can also make it difficult to use long-term investment strategies because a Fund or portfolio cannot predict how much cash it will have to invest. In addition, disruptive transfers or purchases and redemptions of Fund or portfolio investments may impede efficient Fund or portfolio management and impose increased transaction costs, such as brokerage costs, by requiring the Fund or portfolio manager to effect more frequent purchases and sales of Fund or portfolio securities. Similarly, a Fund or portfolio may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of excessive or short-term trading. Funds or portfolios that invest a significant portion of their assets in foreign securities or the securities of small- and mid-capitalization companies tend to be subject to the risks associated with market timing and short-term trading strategies to a greater extent than Funds or portfolios that do not. Securities trading in overseas markets present time zone arbitrage opportunities when events affecting Fund or portfolio securities values occur after the close of the overseas market but prior to the close of the U.S. markets. Securities of small- and mid-capitalization companies present arbitrage opportunities because the market for such securities may be less liquid than the market for securities of larger companies, which could result in pricing inefficiencies. Please see the prospectuses for the underlying portfolios for more information on how portfolio shares are priced.

We currently use the procedures described below to discourage disruptive transfer activity. You should understand, however, that these

                                   TRANSFERS
procedures are subject to the following limitations: (1) they primarily rely on the policies and procedures implemented by the Fund or underlying portfolios;
(2) they do not eliminate the possibility that disruptive transfer activity, including market timing, will occur or that performance will be affected by such activity; and (3) the design of market timing procedures involves inherently subjective judgments, which we seek to make in a fair and reasonable manner consistent with the interests of all participants.

We offer investment options with underlying portfolios that are part of AXA Premier VIP Trust and EQ Advisors Trust (together, the "trusts"). The trusts have adopted policies and procedures regarding disruptive transfer activity. They discourage frequent purchases and redemptions of portfolio shares and will not make special arrangements to accommodate such transactions. They aggregate inflows and outflows for each portfolio on a daily basis. On any day when a portfolio's net inflows or outflows exceed an established monitoring threshold, the trust obtains from us owner trading activity. The trusts currently consider transfers into and out of (or vice versa) the same Fund within a five business day period as potentially disruptive transfer activity. Each trust reserves the right to reject a transfer that it believes, in its sole discretion, is disruptive (or potentially disruptive) to the management of one of its portfolios. Please see the prospectuses for the trusts for more information.

When a participant is identified in connection with potentially disruptive transfer activity for the first time, a letter is sent to the participant explaining that AXA Equitable has a policy against disruptive transfer activity and that if such activity continues certain transfer privileges may be eliminated. If and when the participant is identified a second time as engaged in potential disruptive transfer activity under the contract, we currently prohibit the use of voice, fax and automated transaction services. We currently apply such action for the remaining life of each affected contract. We or a trust may change the definition of potentially disruptive transfer activity, the monitoring procedures and thresholds, any notification procedures, and the procedures to restrict this activity. Any new or revised policies and procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

For the Pooled Separate Accounts, the portfolio managers review aggregate cash flows on a daily basis. If the portfolio managers consider transfer activity with respect to an account to be disruptive, AXA Equitable reviews participant's trading activity to identify any potentially disruptive transfer activity. AXA Equitable follows the same policies and procedures identified in the previous paragraph. We may change those policies and procedures, and any new or revised policies or procedures will apply to all participants uniformly. We do not permit exceptions to our policies restricting disruptive transfer activity.

It is possible that the trusts may impose a redemption fee designed to discourage frequent or disruptive trading by participants. As of the date of this prospectus, the trusts had not implemented such a fee. If a redemption fee is implemented by the trusts, that fee, like any other trust fee, will be borne by the participant.

Participants should note that it is not always possible for us and the trusts to identify and prevent disruptive transfer activity. Our ability to monitor potentially disruptive transfer activity is limited in particular with respect to certain group contracts. Group annuity contracts may be owned by retirement plans that provide transfer instructions on an omnibus (aggregate) basis, which may mask the disruptive transfer activity of individual plan participants, and/or interfere with our ability to restrict communication services. In addition, because we do not monitor for all frequent trading in the trust portfolios at the separate account level, participants may engage in frequent trading which may not be detected, for example due to low net inflows or outflows on the particular day(s). Therefore, no assurance can be given that we or the affiliated trusts will successfully impose restrictions on all potentially disruptive transfers. Because there is no guarantee that disruptive trading will be stopped, some participants may be treated differently than others, resulting in the risk that some participants may be able to engage in frequent transfer activity while others will bear the effect of that frequent transfer activity. The potential effects of frequent transfer activity are discussed above.

                                   TRANSFERS

4. Access to your account value


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PARTICIPANT LOANS

Contract withdrawals to make participant loans are available under RIA, if the employer plan permits them. Participants must apply for a plan loan through the employer plan. The plan administrator is responsible for administering the loan program. Loans are subject to restrictions under federal tax rules and ERISA. See "Tax information" later in this prospectus.

Below we briefly summarize some of the important terms of the loan provisions under RIA. A more detailed discussion is provided in the SAI under "Loan provisions."

Generally, all loan amounts must be taken from the guaranteed interest option. The participant must pay the interest as required by federal income tax rules. All repayments are made back into the guaranteed interest option. If the participant fails to repay the loan when due, the amount of the unpaid balance may be subject to a contingent withdrawal charge, taxes, and additional penalty taxes. Interest paid on a retirement plan loan is not deductible.

The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances attributable to the plan participant in all the investment options. We also charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. In addition, while the maximum amount of a loan under the Contract is 90% of the balances attributable to the plan participant, the amount of the loan to a participant under the plan is limited by federal tax rules. Those rules will limit the amount of a loan the participant may withdraw under the Contract.

CHOOSING BENEFIT PAYMENT OPTIONS

RIA offers a variety of benefit payment options, subject to the provisions of an employer's plan. Plan participants should consult their employer for details. An employer's plan may allow a choice of one or more of the following forms of distribution:

..   purchase of one of our annuities;

..   lump sum distribution;

..   use of part of the proceeds to purchase one of our annuities with the balance to be paid as a lump sum; or

..   permitted cash withdrawals.

Subject to the provisions of your plan, RIA makes available the following forms of fixed annuities:

..   life annuity;

..   life annuity - period certain;

..   life annuity - refund certain;

..   period certain annuity; and

..   qualified joint and survivor life annuity.

All of the forms outlined above (with the exception of the qualified joint and survivor life annuity) are available as either single or joint life annuities. We also offer other annuity forms not outlined here. The distribution will be in the form of a life annuity or another form offered by us at the time. We reserve the right to remove or change these annuity payout options, other than the life annuity, or to add another payout option at any time.

The various fixed annuities we offer under RIA are described in greater detail in the SAI under "Annuity benefits." As a general matter, the minimum amount that can be used to purchase any type of annuity, net of all applicable charges and fees, is $3,500. An annuity administrative fee of $175 will be deducted from the amount used to purchase an annuity.

We require that the amount of any benefit distribution from an employer plan that uses RIA as a partial investment funding vehicle be in proportion to the amount of plan assets held in RIA, unless we and the plan trustees specifically agree in writing to some other method.

Requests for cash distributions must be made to us on an aggregate basis opposed to a participant-by-participant basis, except for employer plans using the PRS discussed in "Optional participant recordkeeping services" later in this prospectus. Cash withdrawals by a plan participant prior to retirement may give rise to contingent withdrawal charges, and tax penalties or other adverse tax consequences. See "Tax information" later in this prospectus.

We make distribution checks payable to the trustees of the plan. The plan trustees are responsible for distribution of Funds to the participant or other payee and for any applicable federal and state income tax withholding and reporting. See "Tax information" later in this prospectus.

RIA does not have separate disability or death benefit provisions. All disability and death benefits are provided in accordance with the employer plan.

                         ACCESS TO YOUR ACCOUNT VALUE

5. RIA

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This section explains RIA in further detail. It is intended for employers who use RIA, but contains information of interest to plan participants as well. Plan participants should, of course, understand the provisions of their plan that describes their rights in more specific terms.

RIA is an investment program designed for employer plans that qualify for tax-favored treatment under Section 401(a) of the Code. Eligible employer plans include defined benefit plans, defined contribution plans or profit-sharing plans, including 401(k) plans. These employer plans generally must also meet the requirements of ERISA.


RIA consists of two group annuity contracts ("contracts") issued by AXA Equitable, a Master Retirement Trust agreement, a participation or installation agreement, and an optional participant recordkeeping services ("PRS") agreement. RIA had $44.42 million in assets as of December 31, 2015.


Our service consultants are available to answer your questions about RIA. Please contact us by using the telephone number or addresses listed under "How to reach us - INFORMATION ON JOINING RIA" earlier in this prospectus.

SUMMARY OF PLAN CHOICES OF RIA

RIA is used:

..   as the exclusive funding vehicle for the assets of an employer plan. Under this option, the annual amount of plan contributions must be at least $10,000. We call this type of plan an "exclusive funding employer plan"; or

..   as a partial investment funding vehicle for an employer plan. Under this option, the aggregate amount of contributions in the initial participation year must be at least $50,000, and the annual aggregate amount of contributions thereafter must be at least $25,000. We call this type of plan a "partial funding employer plan." We do not offer the guaranteed interest option with a partial funding employer plan. A partial funding agreement with us was required to use this partial funding employer plan.

An exclusive funding employer plan may not change its participation basis to that of a partial funding employer plan, or vice versa, unless the underwriting and other requirements referred to above are satisfied and approved by us. We reserve the right to impose higher annual minimums for certain plans. We will give you advance notice of any such changes.

You have the choice of using RIA with two types of plans. You may use RIA for:

..   participant-directed employer plans, which permit participants to allocate contributions and transfer account accumulations among the investment options; or

..   trustee-directed employer plans, which permit these types of investment decisions to be made only by the employer, a trustee or any named fiduciary or an authorized delegate of the plan.

At our sole discretion, a trustee-directed plan may change its participation basis to a participant-directed plan.

MAKING THE RIGHT CHOICES FOR YOUR PLAN DEPENDS ON YOUR OWN SET OF
CIRCUMSTANCES. WE RECOMMEND THAT YOU REVIEW ALL CONTRACTS AND TRUST, PARTICIPATION AND RELATED AGREEMENTS WITH YOUR LEGAL AND TAX COUNSEL.

HOW TO MAKE CONTRIBUTIONS

REGULAR CONTRIBUTIONS. Contributions may be made by check or by wire transfer. All contributions under an employer plan should be sent to the address under "For contributions checks only" in "How to reach us" earlier in this prospectus. All contributions made by check must be drawn on a U.S. bank, in U.S. dollars, and made payable to AXA Equitable. Third-party checks are not acceptable, except for roll-over contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

Contributions are normally credited on the business day that we receive them. Contributions are only accepted from the employer or plan trustee.

There is no minimum amount for each contribution where employer plan contributions are made on a basis more frequent than annually. The total amount of contributions under an employer plan is limited by law. See "Tax information" later in this prospectus.

To make a rollover or transfer to an existing RIA Plan, funds must be in cash. Therefore, any assets accumulated under another existing plan will have to be liquidated for cash.

SELECTING INVESTMENT OPTIONS

You can select from the investment options available under the contracts. The maximum number of active options you may select at any time is 25. Plan participant choices will be limited to the investment options selected. If the Plan is intended to comply with the requirements of ERISA Section 404(c), the employer or the plan trustee is responsible for making sure that the investment options chosen constitute a broad range of investment choices as required by the Department of Labor ("DOL") Section 404(c) regulations.

Generally, for participant-directed plans, if you intend for your plan to comply with ERISA Section 404(c), you should, among other things:

..   select the EQ/Money Market Fund if you select any of the EQ/Intermediate
    Government Bond, EQ/Quality Bond PLUS, or Charter/SM/ Multi-Sector Bond Funds; or

..   select the guaranteed interest option if you do not select any of the
    EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS, Charter/SM/ Multi-Sector Bond or AXA/AB Small Cap Growth Funds.

                                      RIA

If you select any of the EQ/Money Market, EQ/Intermediate Government Bond, EQ/Quality Bond PLUS or Charter/SM/ Multi-Sector Bond Funds and the guaranteed interest option, certain restrictions will apply to transfers out of the guaranteed interest option.

ALLOCATING PROGRAM CONTRIBUTIONS

We allocate contributions to the investment options in accordance with the allocation instructions provided to us by the plan trustee or the individual who the plan trustee has previously authorized in writing. Allocations may be made by dollar amounts or in any whole number percentages that total 100%.

Allocation changes may be made without charge, but may be subject to employer plan provisions that may limit or disallow such movements.

                                      RIA

6. Distributions

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Keep in mind two sets of rules when considering distributions or withdrawals from RIA. The first are rules and procedures that apply to the investment options, exclusive of the provisions of your plan. We discuss those in this section. The second are rules specific to your plan, which are not described here.

Moreover, distribution and benefit payment options under a tax qualified retirement plan are subject to complicated legal requirements. A general explanation of the federal income tax treatment of distributions and benefit payment options is provided in "Tax information" later in this prospectus and the SAI. The participant should discuss his or her options with a qualified financial adviser. Our service consultants also can be of assistance. Certain plan distributions may be subject to a contingent withdrawal charge, federal income tax, and penalty taxes. See "Charges and expenses" and "Tax information" later in this prospectus.

AMOUNTS IN THE FUNDS. These are generally available for distribution at any time, subject to the provisions of your plan. Distributions from the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds are permitted at any time. Distributions from remaining Funds are permitted at any time except if there is any delay in redemptions from the corresponding portfolio of each Trust, as applicable. See "When we pay proceeds" later in this prospectus.

AMOUNTS IN THE GUARANTEED INTEREST OPTION. These are generally available for distribution at any time, subject to the provisions of your plan. A deferred payout provision, however, applies to trustee-directed employer plans which are terminating their RIA contract. Under that provision, we can defer payment of the employer plan balance held in the guaranteed interest option, less the contingent withdrawal charge, by paying out the balance in six installments over five years. During the deferred payout period, we credit the balances upon which we defer payment with the current interest rate declared for each year. We also continue to deduct the ongoing operations fee monthly from the balance during the deferred payout period.

When we impose the deferred payout provision, any trustee-directed employer plan benefits becoming due during the deferred payout period will not be paid from the employer plan balance in the guaranteed interest option. If, however, sufficient funds are available, the benefits would be paid from the new funding vehicle for the trustee-directed employer plan.

Participant-directed employer plans are not subject to the deferred payout provision.
ILLUSTRATION OF DEFERRED PAYOUT PROVISION

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      TRANSACTION DATE                 END OF YEAR 1                 END OF YEAR 2                 END OF YEAR 3
-------------------------------------------------------------------------------------------------------------------------
  guaranteed interest option   Balance 1                     Balance 2                     Balance 3
  Plan Assets                  +  Interest                   +  Interest                   +  Interest
- Withdrawal Charge            - Operations Fee              - Operations Fee              - Operations Fee
-----------------              --------------                --------------                --------------
Distribution Amount 1          Distribution Amount 2         Distribution Amount 3         Distribution Amount 4
Dist. Amt. 1                   Dist. Amt. 2                  Dist. Amt. 3                  Dist. Amt. 4
---------------  = 1st Payment --------------  = 2nd Payment --------------  = 3rd Payment --------------  = 4th Payment
      6                              5                             4                             3
Dist. Amount 1                 Dist. Amount 2                Dist. Amount 3                Dist. Amount 4
- 1st Payment                  -  2nd Payment                -  3rd Payment                -  4th Payment
---------------                --------------                --------------                --------------
     Balance 1   (right arrow)        Balance  (right arrow)        Balance  (right arrow)        Balance  (right arrow)

-------------------------------------------------
        END OF YEAR 4           END OF YEAR 5
-------------------------------------------------
Balance 4                     Balance 5
+  Interest                   +  Interest
- Operations Fee              - Operations Fee
--------------                --------------
Distribution Amount 5         Final Distribution
Dist. Amt. 5
--------------  = 5th Payment
      2
Dist. Amount 5
-  5th Payment
--------------
       Balance  (right arrow)

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                                 DISTRIBUTIONS

7. Optional participant recordkeeping services

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SERVICES PROVIDED. If you elected the participant recordkeeping services program ("PRS"), we:

..   establish an individual participant account for each participant covered by your plan based on data you provide;

..   receive and deposit contributions on behalf of participants to individual participant accounts;

..   maintain records reflecting, for each participant, contributions, transfers, loan transactions, withdrawals and investment experience and interest accrued, as applicable, on an individual participant's proportionate values in the plan;

..   provide to you individual participant's reports reflecting the activity in the individual participant's proportionate interest in the plan; and

..   process transfers and distributions of the participant's portion of his or her share of the employer plan assets among the investment options as you instruct.

You are responsible for providing AXA Equitable with required information and for complying with our procedures relating to the PRS program. We will not be liable for errors in recordkeeping if the information you provide is not provided on a timely basis or is incorrect. The plan administrator retains full responsibility for the income tax withholding and reporting requirements including required notices to the plan participants, as set forth in the federal income tax rules and applicable Treasury Regulations.

INVESTMENT OPTIONS. You must include the guaranteed interest option in the investment options if you select PRS.

FEES. We charge an annual fee of $25 per active participant paid in twelve equal monthly installments of $2.08. We deduct the fee from the amounts attributable to each individual participant at the end of each month by means of a reduction of units or a cash withdrawal from the guaranteed interest option. We retain the right to change the fee upon 30 days' notice to the employer. See "Charges and expenses" later in this prospectus.

ENROLLMENT. Enrollment of your plan in PRS is no longer available.

                  OPTIONAL PARTICIPANT RECORDKEEPING SERVICES

8. Charges and expenses

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You will incur two general types of charges under RIA:

(1)Charges reflected as reductions in the unit values of the Funds which are recorded as expenses of the Fund. These charges apply to all amounts invested in RIA, including installment payout option payments.

(2)Charges stated as a defined percentage or fixed dollar amount and deducted by reducing the number of units in the appropriate Funds and the dollars in the guaranteed interest option.

We make no deduction from your contributions for sales expenses.

CONTINGENT WITHDRAWAL CHARGE
(REDUCES THE NUMBER OF UNITS)

We may impose a contingent withdrawal charge ("CWC") against withdrawals made from any of the Funds or the guaranteed interest option at any time up to and including the ninth anniversary of the date on which the employer plan began its participation in RIA. The CWC is designed to recover the unamortized sales and promotion expenses and initial enrollment expenses incurred by us.

We will not apply a CWC against amounts withdrawn for the purpose of making benefit distribution payments unless such withdrawals are made (i) on or after the date of discontinuance of an employer plan's participation in RIA or
(ii) as a result of a full or partial termination, within the meaning of applicable Internal Revenue Service ("IRS") or court interpretations.

We will apply a CWC against amounts withdrawn for purposes of making benefit payments to participants who terminated employment either voluntarily or involuntarily, but only when such terminations are attributable to (i) the employer's merger with another company, (ii) the sale of the employer or
(iii) the bankruptcy of the employer which leads to the full or partial termination of the plan or the discontinuance of the employer plan's participation in RIA.

We do not apply a CWC on transfers between the investment options. However, we do apply a CWC to withdrawals from RIA for the purpose of transferring to another funding vehicle under the employer plan, unless an officer of AXA Equitable agrees, in writing, to waive this charge. We do not consider withdrawals from RIA for the purpose of paying plan expenses or the premium on a life insurance policy, including one held under the employer plan, to be in-service withdrawals or any other type of benefit distribution. These withdrawals are subject to the CWC.

The amount of any CWC is determined in accordance with the rate schedule set forth below. We include outstanding loan balances in the plan's assets for purposes of assessing the CWC.

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        WITHDRAWAL IN
     PARTICIPATION YEARS       CONTINGENT WITHDRAWAL CHARGE
-------------------------------------------------------------
           1 or 2                 6% of Amount Withdrawn
-------------------------------------------------------------
           3 or 4                           5%
-------------------------------------------------------------
           5 or 6                           4%
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           7 or 8                           3%
-------------------------------------------------------------
              9                             2%
-------------------------------------------------------------
        10 and later                        0%
-------------------------------------------------------------

Benefit distribution payments are those payments that become payable with respect to participants under the terms of the employer plan as follows:

1. as the result of the retirement, death or disability of a participant;

2. as the result of a participant's separation from service as defined under
   Section 402(d)(4)(A) of the Code;

3. in connection with a loan transaction, if the loan is repaid in accordance with its terms;

4. as a minimum distribution pursuant to Section 401(a)(9) of the Code;

5. as a hardship withdrawal pursuant to Section 401(k) of the Code;

6. pursuant to a qualified domestic relations order ("QDRO") under
   Section 414(p) of the Code, but only if the QDRO specifically requires that the plan administrator withdraw amounts for payment to an alternate payee;

7. as a result of an in-service withdrawal attributable to the after-tax contributions of a participant; or

8. as a result of an in-service withdrawal from a profit-sharing plan after meeting a minimum number of years of service and/or participation in the plan, and the attainment of a minimum age specified in the plan.

Prior to any withdrawal from RIA for benefit distribution purposes, AXA Equitable reserves the right to receive from the employer and/or trustees of the plan, evidence satisfactory to it that such benefit distribution conforms to at least one of the types mentioned above.

ANNUITY ADMINISTRATIVE CHARGE

If a participant elects an annuity payout option, we deduct a $175 charge from the amount used to purchase the annuity. This charge reimburses us for administrative expenses associated with processing the application for the annuity and issuing each month's annuity payment.

LOAN FEE

We charge a loan fee in an amount equal to 1% of the amount withdrawn as loan principal on the date the plan loan is made.

                             CHARGES AND EXPENSES

ONGOING OPERATIONS FEE
(REDUCES THE NUMBER OF UNITS)

The ongoing operations fee is based on the combined net balances (including any outstanding loan balance) of an employer plan in the investment options at the close of business on the last business day of each month. The amount of the ongoing operations fee is determined under the rate schedule that applies to the employer plan. Unless you make other arrangements, we deduct the charge from employer plan balances at the close of business on the last business day of the following month.

Set forth below is the rate schedule for employer plans which adopted RIA after February 9, 1986. Information concerning the rate schedule for employer plans that adopted RIA on or before February 9, 1986 is included in the SAI under "Additional information about RIA."

-------------------------------------------------------------
      COMBINED BALANCE
    OF INVESTMENT OPTIONS              MONTHLY RATE
-------------------------------------------------------------
       First $ 150,000                 1/12 of 1.25%
-------------------------------------------------------------
       Next $ 350,000                  1/12 of 1.00%
-------------------------------------------------------------
       Next $ 500,000                  1/12 of 0.75%
-------------------------------------------------------------
       Next $1,500,000                 1/12 of 0.50%
-------------------------------------------------------------
       Over $2,500,000                 1/12 of 0.25%
-------------------------------------------------------------

The ongoing operations fee is designed to cover such expenses as contract underwriting and issuance for employer plans, employer plan-level recordkeeping, processing transactions and benefit distributions, administratively maintaining the investment options, commissions, promotion of RIA, administrative costs (including certain enrollment and other servicing costs), systems development, legal and technical support, product and financial planning and part of our general overhead expenses. Administrative costs and overhead expenses include such items as salaries, rent, postage, telephone, travel, office equipment and stationery, and legal, actuarial and accounting fees.

ADMINISTRATIVE CHARGE FOR CERTAIN OF THE FUNDS OF SEPARATE ACCOUNT NO. 66 (REFLECTED IN THE UNIT VALUES)

We make a daily charge at an annual rate of 0.05% of the assets invested in certain of the Funds of Separate Account No. 66 as indicated under the "Fee Table" earlier in this prospectus. The charge is designed to reimburse us for our costs in providing administrative services in connection with the contracts.

INVESTMENT MANAGEMENT AND ACCOUNTING FEES
(REFLECTED IN THE UNIT VALUES)


The computation of unit values for the AllianceBernstein Common Stock, AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds reflects fees we charge for investment management and accounting. The investment management and accounting fee covers AllianceBernstein's investment management and our financial accounting services provided to these Funds, as well as portion of our related administrative costs. The portion of the fee attributable to investment management services is retained by AllianceBernstein. We receive fees for financial accounting and administrative services we provide for these Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2015. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2016.


DIRECT OPERATING AND OTHER EXPENSES
(REFLECTED IN THE UNIT VALUES)


In addition to the investment management and accounting fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain expenses related to the ongoing operations of the Funds. The fees shown in the Fee Table represent the fees incurred by the Funds during the fiscal year ended December 31, 2015. The fees may be higher or lower based on the expenses incurred by the Funds during the fiscal year ended December 31, 2016.


PARTICIPANT RECORDKEEPING SERVICES CHARGE

The PRS is an optional service. If you elected this service, we charge a per participant annual fee of $25. We deduct this fee on a monthly basis at the rate of $2.08 per participant. We determine the amount of the fee for an employer plan at the close of business on the last business day of each month based on the number of participants enrolled with us at that time. Unless you make other arrangements, we deduct this fee from the balances attributable to each participant in the investment options at the close of business on the last business day of the following month. The PRS fee covers expenses incurred for establishing and maintaining individual records, issuing statements and reports for individual employees and employer plans, and processing individual transactions and benefit distributions. We are not responsible for reconciling participants' individual account balances with the entire amount of the employer plan where we do not maintain individual account balances.

OTHER BILLING ARRANGEMENTS

The ongoing operations and participant recordkeeping services fees can be paid by a direct billing arrangement we have with the employer subject to a written agreement between AXA Equitable and the employer.

ANNUAL PORTFOLIO OPERATING EXPENSES
(INDIRECT EXPENSES BORNE BY THE FUNDS)

The Funds that invest in portfolios of the Trusts are indirectly subject to investment advisory and other expenses charged against assets of their corresponding portfolios. These expenses are described in the prospectuses for the Trusts.

PORTFOLIO OPERATING EXPENSES
(DEDUCTED BY THE TRUSTS)

The Trusts deduct the following types of fees and expenses:

..   Investment management fees.

..   12b-1 fees (see "More information" later in this prospectus).

..   Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

..   Investment-related expenses, such as brokerage commissions.

These expenses are reflected in the daily share price of each Portfolio. For more information about the calculation of these expenses, including applicable expense limitations, please refer to the prospectus of the Trust.

                             CHARGES AND EXPENSES

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES

We deduct a charge designed to approximate certain taxes that may be imposed on us, such as premium taxes in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed by us varies by state and ranges from 0% to 1%.

GENERAL INFORMATION ON FEES AND CHARGES

We reserve the right (1) to change from time to time the charges and fees described in this prospectus upon prior notice to the employer and (2) to establish separate fee schedules for requested non-routine administrative services and for newly scheduled services not presently contemplated under the contracts.

                             CHARGES AND EXPENSES

9. Tax information

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In this section, we briefly outline current federal income tax rules relating to the adoption of the program, contributions to the program and distributions to participants under qualified retirement plans.

Federal income tax rules include the United States laws in the Internal Revenue Code, Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code.

Employer retirement plans that may qualify for tax-favored treatment are governed by the provisions of the Code and ERISA. The Code is administered by the IRS. ERISA is administered primarily by the DOL.

Provisions of the Code and ERISA include requirements for various features including:

..   participation, vesting and funding;

..   nondiscrimination;

..   limits on contributions and benefits;

..   distributions;

..   penalties;

..   duties of fiduciaries;

..   prohibited transactions; and

..   withholding, reporting and disclosure.

IT IS THE RESPONSIBILITY OF THE EMPLOYER, PLAN TRUSTEE AND PLAN ADMINISTRATOR TO SATISFY THE REQUIREMENTS OF THE CODE AND ERISA.

This prospectus does not provide detailed tax or ERISA information. The following discussion briefly outlines the Code provisions relating to contributions to and distributions from certain tax-qualified retirement plans, although some information on other provisions is also provided. Various tax disadvantages, including penalties, may result from actions that conflict with requirements of the Code or ERISA, and regulations or other interpretations thereof. In addition, federal tax laws and ERISA are continually under review by the Congress, and any changes in those laws, or in the regulations pertaining to those laws, may affect the tax treatment of amounts contributed to tax-qualified retirement plans or the legality of fiduciary actions under ERISA. These tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect annuity contracts purchased before the change. Congress may also consider proposals in the future to comprehensively reform or overhaul the United States tax and retirement systems, which if enacted, could affect the tax benefits of an annuity contract. We cannot predict, what, if any, legislation will actually be proposed or enacted that may affect annuity contracts.

Certain tax advantages of tax-qualified retirement plans may not be available under certain state and local tax laws. This outline does not discuss the effect of any state or local tax laws. It also does not discuss the effect of federal estate and gift tax laws (or state and local estate, or federal income tax and withholding rules for non-U.S. tax-payers, inheritance and other similar tax laws). Rights or values under plans or contracts or payments under the contracts, for example, amounts due to beneficiaries, may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase. This outline assumes that the participant does not participate in any other qualified retirement plan. Finally, it should be noted that many tax consequences depend on the particular jurisdiction or circumstances of a participant or beneficiary.

We cannot provide detailed information on all tax aspects of the plans or contracts. Moreover, the tax aspects that apply to a particular person's plan or contract may vary depending on the facts applicable to that person.

The provisions of the Code and ERISA are highly complex. For complete information on these provisions, as well as all other federal, state, local and other tax considerations, qualified legal and tax advisers should be consulted.

FOREIGN ACCOUNT TAX COMPLIANCE ACT ("FATCA")


The Foreign Account Tax Compliance Act ("FATCA"), which applies to certain U.S.-source payments, may require AXA Equitable and its affiliates to obtain specified documentation of an entity's status before payment is made in order to avoid punitive 30% FATCA withholding. The FATCA rules are initially directed at foreign entities, and may presume that various U.S. entities are "foreign" unless the U.S. entity has documented its U.S. status by providing Form W-9. Also, in future years FATCA and related rules may require us to document the status of certain contractholders, as well as report contract values and other information for such contractholders. For this reason AXA Equitable and its affiliates intend to require appropriate status documentation at purchase, change of ownership, and affected payment transactions including death benefit payments. FATCA and its related guidance is extraordinarily complex and its effect varies considerably by type of payor, type of payee and type of recipient.


BUYING A CONTRACT TO FUND A RETIREMENT ARRANGEMENT

Annuity contracts can be purchased in connection with retirement plans qualified under Code Section 401. You should be aware that the funding vehicle for a qualified arrangement does not provide any tax deferral benefit beyond that already provided by the Code for all permissible funding vehicles. Before choosing an annuity contract, therefore, one should consider the annuity's features and benefits, such as the selection of investment funds and guaranteed interest option and choices of pay-out options, as well as the features and benefits of other permissible funding vehicles and the relative costs of annuities and other arrangements. You should be aware that cost may vary depending on the features and benefits made available and the charges and expenses of the investment options or funds that you select.

                                TAX INFORMATION

IMPACT OF TAXES TO AXA EQUITABLE

Under existing federal income tax law, no taxes are payable on investment income and capital gains of the Funds that are applied to increase the reserves under the contracts. Accordingly, AXA Equitable does not anticipate that it will incur any federal income tax liability attributable to income allocated to the variable annuity contracts participating in the Funds and it does not currently impose a charge for federal income tax on this income when it computes unit values for the Funds. If changes in federal tax laws or interpretations thereof would result in AXA Equitable being taxed, then AXA Equitable may impose a charge against the Funds (on some or all contracts) to provide for payment of such taxes.

AXA Equitable is entitled to certain tax benefits related to the investment of company assets, including assets of the separate accounts. These tax benefits, which may include the foreign tax credit and the corporate dividends received deduction, are not passed back to you, since AXA Equitable is the owner of the assets from which tax benefits may be derived.

CERTAIN RULES APPLICABLE TO PLANS DESIGNED TO COMPLY WITH SECTION 404(C) OF
ERISA

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan complies with that subsection and its regulations, and if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be severally liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. The plan participant can make and is responsible for the results of his or her own investment decisions.

Plans that comply with Section 404(c) must provide, among other things, a broad range of investment choices to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance by the plan sponsor with the
Section 404(c) and its regulation is completely voluntary.

The RIA Program provides employer plans with the broad range of investment choices and information needed to meet the requirements of Section 404(c) and its regulation. If it is the intention of the plan's sponsor to meet the requirement of Section 404(c), it is the plan's sponsor's responsibility to comply with the requirements of the regulation. AXA Equitable and its agents shall not be responsible if a plan fails to meet the requirements of
Section 404(c).

                                TAX INFORMATION

10. More information

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ABOUT CHANGES OR TERMINATIONS

AMENDMENTS. The contracts have been amended in the past and we and the trustee under the Master Trust Agreement may agree to amendments in the future. No future change can affect annuity benefits in the course of payment. If certain conditions are met, we may: (1) terminate the offer of any of the investment options and (2) offer new investment options with different terms.

We may unilaterally amend or modify the contracts or the Master Retirement Trust without the consent of the employer or plan sponsor, as the case may be, in order to keep the contracts or the Master Retirement Trust in compliance with law.

TERMINATION. We can discontinue offering RIA at any time. Discontinuance of RIA would not affect annuities in the course of payment, but we would not accept further contributions. The employer may elect to maintain investment options balances with us to provide annuity benefits in accordance with the terms of the contracts. The employer may elect to discontinue the participation of the employer plan in RIA at any time upon advance written notice to us.

We may elect, upon written notice to the employer, to discontinue the participation of the employer plan in RIA if (1) the employer fails to comply with any terms of the Master Retirement Trust, (2) the employer fails to make the required minimum contributions, (3) as may be agreed upon in writing between AXA Equitable and the employer if the plan fails to maintain minimum amounts of Funds invested in RIA, or (4) the employer fails to comply with any representations and warranties made by the employer, trustees or employer plan to AXA Equitable in connection with the employer plan's participation in RIA.

At any time on or after the participation of the employer in RIA has been discontinued, we may withdraw the entire amount of the employer plan assets held in the investment options, and pay them to the trustee of the employer plan, subject to our right to defer payout of amounts held in the guaranteed interest option, less any applicable charges and fees and outstanding loan balances.

IRS DISQUALIFICATION

If your plan is found not to qualify under the Code, we can terminate your participation under RIA. In this event, we will withdraw the employer plan balances from the investment options, less applicable charges and fees and any outstanding loan balances, and pay the amounts to the trustees of the plan.

ABOUT THE SEPARATE ACCOUNTS

Each Fund is one, or part of one, of our separate accounts. We established the separate accounts under provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our Funds for owners of our variable annuity contracts, including our group annuity contracts. The results of each separate account's operations are accounted for without regard to AXA Equitable's, or any other separate account's, operating results. We are the legal owner of all of the assets in the separate accounts and may withdraw any amounts we have in the separate accounts that exceed our reserves and other liabilities under variable annuity contracts. The amount of some of our obligations under the contracts is based on the assets in the separate accounts. However, the obligations themselves are obligations of AXA Equitable. We reserve the right to take certain actions in connection with our operations and the operations of the Funds as permitted by applicable law. If necessary, we will seek approval by participants in RIA.

We established the AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 1969, and AllianceBernstein Balanced Fund in 1979. We established Separate Account No. 66, which holds the other Funds offered under the contract, in 1997. AXA Equitable is not required to register, and is not registered, as an investment company under the Investment Company Act of 1940.

Because of exclusionary provisions, none of the Funds is subject to regulation under the Investment Company Act of 1940, as amended ("1940 Act"). The Trusts' shares are purchased by Separate Account No. 66.

ABOUT THE TRUSTS

AXA Premier VIP Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each Trust issues different shares relating to each portfolio. AXA Equitable Funds Management Group, LLC (AXA FMG) serves as the investment manager of the Trusts. As such, AXA FMG oversees the activities of the investment advisers with respect to the Trusts and is responsible for retaining or discontinuing the services of those advisers.

The Trusts do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on Trust shares are reinvested in full. The Board of Trustees of each Trust serves for the benefit of each Trust's shareholders. The Board of Trustees may take many actions regarding the portfolios (for example, the Board of Trustees can establish additional portfolios or eliminate existing portfolios; change portfolio investment objectives; and change portfolio investment policies and strategies). In accordance with applicable law, certain of these changes may be implemented without a shareholder vote and, in certain instances, without advanced notice. More detailed information about certain actions subject to notice and shareholder vote for each Trust, and other information about the Portfolios, including portfolio investment objectives, policies, restrictions, risks, expenses, its Rule 12b-1 plan and other aspects of its operations, appears in the prospectuses for each Trust, which generally accompany this prospectus, or in their respective SAIs, which are available upon request.

ABOUT THE GENERAL ACCOUNT

Our general obligations and any guaranteed benefits under the contract, including those that apply to the guaranteed interest options, are supported by AXA Equitable's general account and are subject to

                               MORE INFORMATION

AXA Equitable's claims paying ability. An owner should look to the financial strength of AXA Equitable for its claims paying ability. Assets in the general account are not segregated for the exclusive benefit of any particular contract or obligation. General account assets are also available to the insurer's general creditors and the conduct of its routine business activities, such as the payment of salaries, rent and other ordinary business expenses. For more information about AXA Equitable's financial strength, you may review its financial statements and/or check its current rating with one or more of the independent sources that rate insurance companies for their financial strength and stability. Such ratings are subject to change and have no bearing on the performance of the Funds.

The general account is subject to regulation and supervision by the New York State Department of Financial Services and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Interests under the contracts in the general account have not been registered and are not required to be registered under the Securities Act of 1933 because of exemptions and exclusionary provisions that apply. The general account is not required to register as an investment company under the Investment Company Act of 1940 and it is not registered as an investment company under the Investment Company Act of 1940.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account. The disclosure, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

WHEN WE PAY PROCEEDS

Ordinarily we will apply proceeds to an annuity and make payments or withdrawals out of the investment options promptly after the date of the transaction. However, we can defer payments, apply proceeds to an annuity and process withdrawals from the Funds for any period during which:

(1)the New York Stock Exchange is closed or restricts trading,

(2)the SEC determines that an emergency exists as a result of which sales of securities or determination of fair value of a variable investment option's assets is not reasonably practicable, or

(3)the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We may also defer withdrawals from the plan in installments in order to protect the interests of the other contract holder in a Fund.

WHEN TRANSACTION REQUESTS ARE EFFECTIVE

Transaction requests may be made by the authorized person for the employer plan as shown on our records, in written or facsimile form acceptable to us and signed by the employer. All requests will be effective on the business day we receive a properly completed and signed written or facsimile request for a financial transaction at the RIA service office. Transaction requests received after the end of a business day will be processed the next business day.

We will honor your properly completed transaction requests received via facsimile only if we receive a properly completed transaction form. The request form must be signed by an individual who the plan trustees have previously authorized in writing. We are not responsible for determining the accuracy of a transmission and are not liable for any consequences, including but not limited to, investment losses and lost investment gains, resulting from a faulty or incomplete transmission. If your request form is not properly completed, we will contact you within 24 hours of our receipt of your facsimile.

We will use our best efforts to acknowledge receipt of a facsimile transmission, but our failure to acknowledge or a failure in your receipt of such acknowledgment will not invalidate your transaction request. If you do not receive acknowledgment of your facsimile within 24 hours, contact the RIA service office at the toll free 800 number.

VOTING RIGHTS

No voting rights apply to any of the separate accounts or to the guaranteed interest option. We do, however, have the right to vote shares of the Trusts held by the Funds.

If a Trust holds a meeting of shareholders, we will vote shares of the portfolios of the Trusts allocated to the corresponding Funds in accordance with instructions received from employers, participants or trustees, as the case may be. Shares will be voted in proportion to the voter's interest in the Funds holding the shares as of the record date for the shareholders meeting. We will vote the shares for which no instructions have been received in the same proportion as we vote shares for which we have received instructions. Employers, participants or trustees will receive: (1) periodic reports relating to each Trust and (2) proxy materials, together with a voting instruction form, in connection with shareholder meetings. One effect of proportional voting is that a small number of contract owners may determine the outcome of a vote.

The Trusts sell their shares to AXA Equitable separate accounts in connection with AXA Equitable's variable annuity and/or life insurance products, and to separate accounts of insurance companies, both affiliated and unaffiliated with AXA Equitable. AXA Premier VIP Trust and EQ Advisors Trust also sell their shares to the trustee of a qualified plan for AXA Equitable. We currently do not foresee any disadvantages to our contractowners arising out of these arrangements. However, the Board of Trustees or Directors of each Trust intends to monitor events to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a Board's response insufficiently protects our contract owners, we will see to it that appropriate action is taken to do so.

CYBERSECURITY


We rely heavily on interconnected computer systems and digital data to conduct our variable product business. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure (e.g., hardware and software malfunctions), and cyber-attacks. These risks include, among other things, the theft, misuse, corruption and destruction of data maintained online or digitally, interference with or denial of service, attacks on websites and other operational disruption and unauthorized release of confidential customer information. Such systems failures and cyber-attacks affecting us, any third party administrator, the underlying funds, intermediaries and other

                               MORE INFORMATION
affiliated or third-party service providers may adversely affect us and your Contract Value. For instance, systems failures and cyber-attacks may interfere with our processing of contract transactions, including the processing of orders from our website or with the underlying funds, impact our ability to calculate account unit values, cause the release and possible destruction of confidential customer or business information, impede order processing, subject us and/or our service providers and intermediaries to regulatory fines and financial losses and/or cause reputational damage. Cybersecurity risks may also impact the issuers of securities in which the underlying funds invest, which may cause the funds underlying your Contract to lose value. There can be no assurance that we or the underlying funds or our service providers will avoid losses affecting your Contract due to cyber-attacks or information security breaches in the future.


ABOUT LEGAL PROCEEDINGS

AXA Equitable and its affiliates are parties to various legal proceedings. In our view, none of these proceedings would be considered material with respect to a contract owner's interest in the separate accounts, nor would any of these proceedings be likely to have a material adverse effect upon the separate accounts, our ability to meet our obligations under RIA, or the distribution of group annuity contract interests under RIA.

FINANCIAL STATEMENTS

The financial statements of Separate Accounts 3, 4, 10, and 66, as well as the consolidated financial statements of AXA Equitable, are in the SAI. The financial statements of AXA Equitable have relevance to the contracts only to the extent that they bear upon the ability of AXA Equitable to meet its obligations under the contracts. The SAI is available free of charge. You may request one by writing to our processing office or calling 1-800-967-4560.

ABOUT THE TRUSTEE

As trustee, Reliance Trust Company serves as a party to the group annuity contracts. It has no responsibility for the administration of RIA or for any distributions or duties under the group annuity contracts.

REPORTS WE PROVIDE AND AVAILABLE INFORMATION

We send the employer a report each quarter that shows transactions in the investment options during the quarter for the employer plan, the number of units in the Funds credited to the employer plan, the unit values and the balances in all of the investment options as of the end of the quarter. The employer automatically receives a confirmation notice following the processing of a financial investment option transaction.

The employer will also receive an annual report and a semiannual report containing financial statements of the Funds and a list of the Funds' or Trust's portfolio securities.

The registration statement, including this prospectus and the SAI, can be obtained from the SEC's website at www.sec.gov.

ACCEPTANCE AND RESPONSIBILITIES

The employer or plan sponsor, as the case may be, was solely responsible for determining whether RIA is a suitable funding vehicle and entered into a participation or installation agreement with us.

Our duties and responsibilities are limited to those described in this prospectus. Except as explicitly set forth in the PRS program, we do not provide administrative services in connection with an employer plan. In addition, no financial professional or firm operated by a financial professional is authorized to solicit or agree to perform plan administrative services in his capacity as a financial professional. If an employer or trustee engages a financial professional to provide administrative support services to an employer plan, the employer or trustee engages that financial professional as its representative rather than AXA Equitable's. WE ARE NOT LIABLE TO ANY EMPLOYER, TRUSTEE OR EMPLOYER PLAN FOR ANY DAMAGES ARISING FROM OR IN CONNECTION WITH ANY PLAN ADMINISTRATION SERVICES PERFORMED OR AGREED TO BE PERFORMED BY A FINANCIAL PROFESSIONAL.

ABOUT REGISTERED UNITS

This prospectus relates to our offering of units of interest in the Funds that are registered under the 1933 Act. Financial data and other information contained in this prospectus may refer to such "registered units," as offered in the RIA program. We also offer units under RIA to retirement plans maintained by corporations or governmental entities (collectively, "corporate plans"). However, because of an exemption under the 1933 Act, these corporate plan units are not registered under the 1933 Act or covered by this prospectus.

ASSIGNMENT AND CREDITORS' CLAIMS

Employers and plan participants cannot assign, sell, alienate, discount or pledge as collateral for a loan or other obligation to any party the employer plan balances and rights under RIA, except to the extent allowed by law for a QDRO as that term is defined in the Code. (This reference to a loan does not apply to a loan under RIA.) Proceeds we pay under our contracts cannot be assigned or encumbered by the payee. We will pay all proceeds under our contracts free from the claims of creditors to the extent allowed by law.

DISTRIBUTION OF THE CONTRACTS

The contracts are distributed by AXA Advisors, LLC ("AXA Advisors"). AXA Advisors serves as a principal underwriter of Separate Accounts 3, 4, 10 and
66. The offering of the contracts is intended to be continuous.

AXA Advisors is an affiliate of AXA Equitable. AXA Advisors is under the common control of AXA Financial, Inc. Its principal business address is 1290 Avenue of the Americas, New York, NY 10104. It is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority, Inc. ("FINRA"). AXA Advisors is also a distributor for other AXA Equitable life and annuity products. As of July 9, 2003 the RIA contract is no longer offered as a funding vehicle to new employer plans; however, we continue to support existing RIA contracts, and new participants may continue to be enrolled under existing RIA plans.

AXA Equitable pays compensation to AXA Advisors based on contracts sold. AXA Equitable may also make additional payments to AXA Advisors. All payments will be in compliance with all applicable FINRA rules and other laws and regulations.

Although AXA Equitable takes into account all of its distribution and other costs in establishing the level of fees and charges under its

                               MORE INFORMATION
contracts, none of the compensation paid to AXA Advisors are imposed as separate fees or charges under your contract. AXA Equitable, however, intends to recoup amounts it pays for distribution and other services through the fees and charges of the contract and payments it receives for providing administrative, distribution and other services to the portfolios. For information about the fees and charges under the contract, see "Fee table" and "Charges and expenses" earlier in this prospectus.

AXA ADVISORS COMPENSATION. AXA Equitable pays compensation to AXA Advisors based on contributions made on the contracts sold through AXA Advisors ("contribution-based compensation"). The contribution-based compensation will generally not exceed 6.0% of total contributions. AXA Advisors, in turn, may pay a portion of the contribution-based compensation received from AXA Equitable to the AXA Advisors financial professional servicing the contract. The compensation paid by AXA Advisors varies among financial professionals. AXA Advisors also pays a portion of the compensation it receives to its managerial personnel. AXA Advisors also pays its financial professionals and managerial personnel other types of compensation including service fees, expense allowance payments and health and retirement benefits. AXA Advisors also pays its financial professionals, managerial personnel sales bonuses (based on selling certain products during specified periods) and persistency bonuses. AXA Advisors may offer sales incentive programs to financial professionals who meet specified production levels for the sales of both AXA Equitable contracts and contracts offered by other companies. These incentives provide non-cash compensation such as stock options awards and/or stock appreciation rights, expense-paid trips, expense-paid education seminars and merchandise.

DIFFERENTIAL COMPENSATION. In an effort to promote the sale of AXA Equitable products, AXA Advisors may pay its financial professionals and managerial personnel a greater percentage of contribution-based compensation and/or asset-based compensation for the sale of an AXA Equitable contract than it pays for the sale of a contract or other financial product issued by a company other than AXA Equitable. This practice is known as providing "differential compensation." Differential compensation may involve other forms of compensation to AXA Advisors personnel. Certain components of the compensation paid to managerial personnel are based on whether the sales involve AXA Equitable contracts. Managers earn higher compensation (and credits toward awards and bonuses) if the financial professionals they manage sell a higher percentage of AXA Equitable contracts than products issued by other companies. Other forms of compensation provided to its financial professionals include health and retirement benefits, expense reimbursements, marketing allowances and contribution-based payments, known as "overrides." For tax reasons, AXA Advisors financial professionals qualify for health and retirement benefits based solely on their sales of AXA Equitable contracts and products sponsored by affiliates.

The fact that AXA Advisors financial professionals receive differential compensation and additional payments may provide an incentive for those financial professionals to recommend an AXA Equitable contract over a contract or other financial product issued by a company not affiliated with AXA Equitable. However, under applicable rules of FINRA, AXA Advisors financial professionals may only recommend to you products that they reasonably believe are suitable for you based on the facts that you have disclosed as to your other security holdings, financial situation and needs. In making any recommendation, financial professionals of AXA Advisors may nonetheless face conflicts of interest because of the differences in compensation from one product category to another, and because of differences in compensation among products in the same category. For more information, contact your financial professional.

COMMISSIONS AND SERVICE FEES WE PAY

Financial professionals who assisted in establishing employer plans in RIA and who are providing necessary services (not including record-keeping services) are entitled to receive commissions and service fees from us as stated above. Such commissions and fees are not in addition to the fees and charges we describe in "Charges and expenses" earlier in this prospectus. Any service fees we pay to financial professionals are contingent upon their providing service satisfactory to us. While the charges and expenses that we receive from a RIA employer plan initially may be less than the commissions and service fees we pay to financial professionals, we expect that over time those charges and expenses we collect will be adequate to cover all of our expenses.

CERTAIN RETIREMENT PLANS THAT USE RIA MAY ALLOW EMPLOYER PLAN ASSETS TO BE USED IN PART TO BUY LIFE INSURANCE POLICIES RATHER THAN APPLYING ALL OF THE CONTRIBUTIONS TO RIA. Financial professionals will receive commissions on any such AXA Equitable insurance policies at standard rates. These commissions are subject to regulation by state law and are at rates higher than those applicable to commissions payable for placing an employer plan under RIA.

                               MORE INFORMATION

Appendix I: Condensed financial information

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These selected per unit data and ratios for the years ended December 31, 2006 through 2015 have been derived from the financial statements audited by PricewaterhouseCoopers LLP, independent registered public accounting firm. The financial statements of each of the Funds as well as the consolidated financial statements of AXA Equitable are contained in the SAI. Information is provided for the period that each Fund has been available under RIA, but not longer than ten years.


SEPARATE ACCOUNT NO. 10 -- POOLED (ALLIANCEBERNSTEIN BALANCED FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


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                                                                         YEAR ENDED DECEMBER 31,
                                         ------  -----------------------------------------------------------------------
                                          2015    2014    2013    2012    2011    2010    2009    2008    2007    2006
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Income                                    $7.39   $7.89   $6.55   $6.55   $6.27   $7.35   $5.86   $7.87   $7.46   $6.02

Expenses (Note B)                        (1.81)  (1.76)  (1.84)  (1.60)  (1.31)  (1.17)  (0.91)  (1.22)  (1.70)  (1.72)
-----------------------------------------------------------------------------------------------------------------------
Net investment income                     5.58    6.13    4.71    4.95    4.96    6.18    4.95    6.65    5.76    4.30
Net realized and unrealized gain (loss)
  on investments
  (Note C)                               (5.40)   6.23    33.99   23.05  (6.02)   13.61   33.18  (71.10)  4.91    15.38
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unit value     0.18    12.36   38.70   28.00  (1.06)   19.79   38.13  (64.45)  10.67   19.68

AllianceBernstein Balanced Fund unit
  value (Note A):

Beginning of Period                      293.46  281.10  242.40  214.40  215.46  195.67  157.54  221.99  211.32  191.64
-----------------------------------------------------------------------------------------------------------------------
End of Period                            $293.64 $293.46 $281.10 $242.40 $214.40 $215.46 $195.67 $157.54 $221.99 $211.32
=======================================================================================================================
Ratio of expenses to average net assets
  (Note B)                                0.63%   0.61%   0.71%   0.71%   0.63%   0.60%   0.55%   0.63%   0.77%   0.87%

Ratio of net investment income to
  average net assets                      1.87%   2.11%   1.80%   2.19%   2.25%   3.11%   2.92%   3.35%   2.63%   2.16%

Number of units outstanding at end of
  period                                   639    1,171   1,214   1,221   1,416   2,056   2,661   3,500   4,677   5,618
Portfolio turnover rate
  (Note D)                                143%    111%    111%     94%     84%     83%     94%     61%    105%    146%
=======================================================================================================================

See Notes following tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 4 -- POOLED (ALLIANCEBERNSTEIN COMMON STOCK FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


------------------------------------------------------------------------------------------------------------------------
                                                                 YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------------------------
                                    2015      2014      2013     2012    2011    2010    2009     2008    2007    2006
------------------------------------------------------------------------------------------------------------------------
Income                             $24.97    $22.90    $19.56   $17.96  $13.24  $14.68   $9.85   $5.33    $5.67   $5.26

Expenses (Note B)                  (2.45)    (2.00)    (2.25)   (1.07)  (1.38)  (1.07)  (1.56)   (3.55)  (4.40)  (3.91)
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)        22.52     20.90     17.31    16.89   11.86   13.61   8.29     1.78    1.27    1.35
Net realized and unrealized gain
  (loss) on investments (Note C)    62.37    150.13    314.47   119.78   17.85  111.36  189.22  (372.58) 103.15  (5.90)
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unit
  value                             84.89    171.03    331.78   136.67   29.71  124.97  197.51  (370.80) 104.42  (4.55)

AllianceBernstein Common Stock
  Fund unit value (Note A):

Beginning of Period               1,501.17  1,330.14   998.36   861.69  831.98  707.01  509.50   880.30  775.88  780.43
-----------------------------------------------------------------------------------------------------------------------
End of Period                     $1,586.06 $1,501.17 $1,330.14 $998.36 $861.69 $831.98 $707.01 $509.50  $880.30 $775.88
=======================================================================================================================
Ratio of expenses to
  average net assets (Note B)       0.16%     0.14%     0.20%    0.11%   0.16%   0.15%   0.27%   0.51%    0.53%   0.52%

Ratio of net investment income
  (loss) to average net assets      1.45%     1.49%     1.52%    1.77%   1.37%   1.89%   1.43%   0.25%    0.15%   0.17%

Number of units outstanding at
  end of period                      264       414       479      709     780     921    1,449   1,543    1,664   2,058
Portfolio turnover rate (Note D)     19%       16%       17%      21%     19%     30%    118%     106%     60%     55%
=======================================================================================================================

See Notes following tables.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 3 -- POOLED (ALLIANCEBERNSTEIN MID CAP GROWTH FUND) OF AXA EQUITABLE LIFE INSURANCE COMPANY

INCOME, EXPENSES AND CAPITAL CHANGES PER REGISTERED UNIT OUTSTANDING DURING THE
            PERIODS INDICATED AND OTHER SUPPLEMENTARY DATA (NOTE E)


-------------------------------------------------------------------------------------------------------------------------
                                                                     YEAR ENDED DECEMBER 31,
                                         --------------------------------------------------------------------------------

                                          2015    2014    2013    2012    2011    2010    2009     2008    2007    2006
-------------------------------------------------------------------------------------------------------------------------
Income                                    $2.34   $2.70   $1.84   $1.57   $2.94   $4.03   $1.11   $0.48    $0.61   $1.06

Expenses (Note B)                        (2.68)  (2.66)  (2.44)  (1.96)  (1.89)  (1.36)  (1.38)   (1.37)  (1.55)  (1.49)
-----------------------------------------------------------------------------------------------------------------------
Net investment income (loss)             (0.34)   0.04   (0.60)  (0.39)   1.05    2.67   (0.27)   (0.89)  (0.94)  (0.43)
Net realized and unrealized gain (loss)
  on investments (Note C)                 6.23    10.74  127.67   45.12   7.55    81.33   79.09  (132.73)  33.86   4.67
-----------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in unit value     5.89    10.78  127.07   44.73   8.60    84.00   78.82  (133.62)  32.92   4.24

AllianceBernstein Mid Cap Growth
  Fund unit value (Note A):

Beginning of Period                      518.14  507.36  380.29  335.56  326.96  242.96  164.14   297.76  264.84  260.60
-----------------------------------------------------------------------------------------------------------------------
End of Period                            $524.03 $518.14 $507.36 $380.29 $335.56 $326.96 $242.96 $164.14  $297.76 $264.84
=======================================================================================================================
Ratio of expenses to average net
  assets (Note B)                         0.53%   0.53%   0.55%   0.54%   0.58%   0.52%   0.72%   0.58%    0.54%   0.57%

Ratio of net investment income (loss)
  to average net assets                  (0.09)%  0.00%  (0.14)% (0.11)%  0.30%   1.00%  (0.14)% (0.37)%  (0.32)% (0.17)%

Number of units outstanding at end of
  period                                   369     766     769     993    1,042   1,773   1,954   2,130    2,370   3,016
Portfolio turnover rate (Note D)           79%    116%    137%    131%    137%    151%    217%     129%    111%    120%
=======================================================================================================================

See Notes following tables.
Notes:
A. The values for a registered AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund unit on January 23, 1985, April 8, 1985 and July 7, 1986, the first date on which payments were allocated to purchase registered units in each Fund, were $28.07, $84.15 and $44.82, respectively.
B. Certain expenses under RIA are borne directly by employer plans participating in RIA. Accordingly, those charges and fees discussed in "Charges and expenses" earlier in this prospectus, are not included above and did not affect the Fund unit values. Those charges and fees are recovered by AXA Equitable through an appropriate reduction in the number of units credited to each employer plan participating in the Fund unless the charges and fees are billed directly to and paid by the employer. The dollar amount recovered is included under the caption "From Contractowner Transactions" as administrative fees and asset management fees in the Statement of Changes in Net Assets for each Fund, which appear in the Financial Statements in the SAI.
   As of June 1, 1994, the annual investment management and financial accounting fee is deducted from the assets of the AllianceBernstein Balanced Fund, AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth Fund and is reflected in the computation of their unit values.
C. See Note 2 to Financial Statements of Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 (Pooled) which appear in the SAI.
D. The portfolio turnover rate excludes all short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less. The rate stated is the annual turnover rate for the entire Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled).
E. Income, expenses, gains and losses shown above pertain only to employer plans' accumulations attributable to RIA registered units. Other plans and trusts also participate in Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled) and may have operating results and other supplementary data different from those shown above.

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING


----------------------------------------------------------------------------------------------------------------
                                  2006    2007    2008    2009    2010    2011    2012    2013    2014    2015
----------------------------------------------------------------------------------------------------------------
 AXA GLOBAL EQUITY MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $408.83 $580.61 $247.64 $371.61 $414.17 $363.17 $424.84 $511.33 $519.96 $510.99
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 AXA INTERNATIONAL CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $147.17 $169.57 $ 93.51 $126.55 $138.22 $114.82 $133.55 $156.95 $147.16 $140.77
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 AXA INTERNATIONAL VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $169.44 $186.71 $106.43 $138.63 $147.04 $123.27 $144.80 $172.79 $160.39 $155.32
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        72      71      19      18      18      18       9       9       9       2
----------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP CORE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $113.19 $117.59 $ 73.61 $ 93.12 $106.33 $101.82 $117.08 $154.03 $171.93 $172.57
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       108     107      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP GROWTH MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $128.71 $148.82 $ 91.92 $123.96 $141.87 $136.68 $155.46 $210.47 $233.80 $243.24
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     1,469   1,608   1,683   1,870      65      64      63      62      61      53
----------------------------------------------------------------------------------------------------------------
 AXA LARGE CAP VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $158.83 $151.76 $ 86.50 $104.33 $117.79 $112.13 $129.92 $172.10 $193.15 $185.40
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --   1,498     940     990     437     272     214     211     209     206
----------------------------------------------------------------------------------------------------------------
 AXA MID CAP VALUE MANAGED VOLATILITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $196.16 $193.03 $116.66 $158.48 $194.08 $175.78 $208.52 $277.49 $307.66 $296.77
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding         8       8       8       8       8       7       7       6       6       1
----------------------------------------------------------------------------------------------------------------
 AXA/AB SMALL CAP GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $190.26 $222.47 $123.37 $167.72 $223.93 $222.92 $257.54 $355.67 $368.20 $357.31
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        61      74      71      96     125     123     136      25      25      --
----------------------------------------------------------------------------------------------------------------
 CHARTER/SM/ MULTI-SECTOR BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                    $215.33 $222.53 $170.57 $187.39 $200.21 $210.78 $221.90 $219.55 $224.68 $223.13
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        14      14      14      14      14      14      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 CHARTER/SM/ SMALL CAP VALUE
----------------------------------------------------------------------------------------------------------------
   Unit value                    $228.94 $206.41 $128.25 $162.14 $201.87 $183.67 $214.47 $306.09 $290.46 $252.31
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding         6       6       6       6       6       6       5       5       5       1
----------------------------------------------------------------------------------------------------------------
 EQ/BLACKROCK BASIC VALUE EQUITY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $226.87 $229.55 $145.63 $189.73 $213.04 $206.42 $234.57 $323.07 $354.42 $332.63
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/CALVERT SOCIALLY RESPONSIBLE
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 98.46 $110.41 $ 60.48 $ 79.16 $ 89.07 $ 89.31 $104.26 $140.06 $159.12 $159.88
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/CAPITAL GUARDIAN RESEARCH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $142.74 $145.10 $ 87.55 $115.09 $133.27 $138.61 $162.73 $214.43 $236.97 $241.50
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

SEPARATE ACCOUNT NO. 66 (POOLED) UNIT VALUES AND NUMBER OF REGISTERED UNITS OUTSTANDING (CONTINUED)


----------------------------------------------------------------------------------------------------------------
                                  2006    2007    2008    2009    2010    2011    2012    2013    2014    2015
----------------------------------------------------------------------------------------------------------------
 EQ/EQUITY 500 INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $365.64 $384.52 $241.50 $304.57 $349.06 $355.04 $408.92 $537.51 $606.95 $611.49
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     1,190     726     563     481     451     160      11      11      11       9
----------------------------------------------------------------------------------------------------------------
 EQ/INTERMEDIATE GOVERNMENT BOND
----------------------------------------------------------------------------------------------------------------
   Unit value                    $188.96 $202.34 $210.03 $205.66 $214.77 $226.59 $228.69 $224.82 $228.15 $229.01
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/INTERNATIONAL EQUITY INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $207.19 $231.96 $114.54 $145.86 $153.78 $135.29 $157.22 $190.88 $177.62 $173.74
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     2,372   1,578   1,116   1,136     645     323     300     297     294     283
----------------------------------------------------------------------------------------------------------------
 EQ/JPMORGAN VALUE OPPORTUNITIES
----------------------------------------------------------------------------------------------------------------
   Unit value                    $159.01 $157.09 $ 94.61 $125.18 $140.60 $133.25 $154.63 $209.97 $240.15 $234.67
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       412     407      40      40      39      39      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/LARGE CAP GROWTH INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 74.14 $ 84.50 $ 53.85 $ 73.35 $ 85.05 $ 87.06 $ 99.88 $132.32 $148.52 $155.74
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       796     787     831     889      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/MID CAP INDEX
----------------------------------------------------------------------------------------------------------------
   Unit value                    $140.14 $151.40 $ 76.78 $104.63 $131.57 $128.40 $150.33 $199.30 $217.22 $211.01
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------
 EQ/MONEY MARKET
----------------------------------------------------------------------------------------------------------------
   Unit value                    $162.84 $170.86 $174.81 $175.24 $175.32 $175.23 $175.14 $175.05 $174.97 $174.88
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding     2,598   2,215     136     135     133      14       1       1       1       1
----------------------------------------------------------------------------------------------------------------
 EQ/QUALITY BOND PLUS
----------------------------------------------------------------------------------------------------------------
   Unit value                    $212.99 $223.10 $208.88 $221.89 $236.13 $239.46 $245.70 $239.98 $246.83 $247.26
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       334     330     108      92      91      90      30      29      29      28
----------------------------------------------------------------------------------------------------------------
 EQ/T. ROWE PRICE GROWTH STOCK
----------------------------------------------------------------------------------------------------------------
   Unit value                         -- $ 10.04 $  5.81 $  8.28 $  9.64 $  9.45 $ 11.24 $ 15.50 $ 16.84 $ 18.56
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --     136     134     133     132     130     116     114     113      20
----------------------------------------------------------------------------------------------------------------
 EQ/WELLS FARGO OMEGA GROWTH
----------------------------------------------------------------------------------------------------------------
   Unit value                    $ 95.85 $106.71 $ 77.26 $108.39 $127.13 $119.67 $144.12 $200.43 $208.05 $210.69
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding        --      --      --      --      --       2      --      --       1      --
----------------------------------------------------------------------------------------------------------------
 MULTIMANAGER TECHNOLOGY
----------------------------------------------------------------------------------------------------------------
   Unit value                    $130.71 $154.53 $ 81.78 $129.57 $152.51 $145.17 $164.66 $223.26 $253.51 $269.46
----------------------------------------------------------------------------------------------------------------
   Number of units outstanding       486     586     558     636      64      --      --      --      --      --
----------------------------------------------------------------------------------------------------------------

                  APPENDIX I: CONDENSED FINANCIAL INFORMATION

Statement of additional information

--------------------------------------------------------------------------------

TABLE OF CONTENTS


                                                                          PAGE

Who is AXA Equitable?                                                       2
FUND INFORMATION                                                            2
General                                                                     2
Restrictions and requirements of the AllianceBernstein Balanced,            2
AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds
Certain investments of the AllianceBernstein Mid Cap Growth and/or          2
AllianceBernstein Balanced Funds
Portfolio holdings policy for the Pooled Separate Accounts                  3
Brokerage fees and charges for securities transactions                      4
ADDITIONAL INFORMATION ABOUT RIA                                            5
Loan provisions                                                             5
Annuity benefits                                                            6
Amount of fixed-annuity payments                                            6
Ongoing operations fee                                                      6
MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON     7
STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE
Funds                                                                       7
Portfolio managers' information (AllianceBernstein Balanced Fund,           7
AllianceBernstein Common Stock Fund and AllianceBernstein Mid Cap Growth
Fund
Investment professional conflict of interest disclosure                    11
Portfolio manager compensation                                             11
Distribution of the contracts                                              12
Custodian and independent registered public accounting firm                12
AXA Equitable                                                              13
  Directors and Principal Officers                                         13
  Directors -- Officers                                                    15
  Other Officers                                                           15
Separate Account Units of Interest Under Group Annuity Contracts           19
FINANCIAL STATEMENTS INDEX                                                 20
Financial statements                                                      FSA-1


SEND THIS REQUEST FORM TO RECEIVE A STATEMENT OF ADDITIONAL INFORMATION

To:  AXA Equitable -- RIA Service Office
   P.O. Box 8095
   Boston, MA 02266-8095


----------------------------------------------------------------------------------
Please send me a Retirement Investment Account(R) SAI for May 1, 2016.
----------------------------------------------------------------------------------
Name
----------------------------------------------------------------------------------
Address
----------------------------------------------------------------------------------
City                                                                   State  Zip
----------------------------------------------------------------------------------
Client number

Retirement Investment Account(R)

STATEMENT OF ADDITIONAL INFORMATION DATED

MAY 1, 2016

--------------------------------------------------------------------------------

This statement of additional information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for our Retirement Investment Account(R) ("RIA"), dated May 1, 2016 ("prospectus"), and any supplements.


Terms defined in the prospectus have the same meaning in the SAI unless the context otherwise requires.

You can obtain a copy of the prospectus, and any supplements to the prospectus, from us free of charge by writing or calling the RIA service office listed on the back of this SAI, or by contacting your financial professional. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104 and our telephone number is
 (212) 554-1234.

           TABLE OF CONTENTS

           Who is AXA Equitable?                                  2

           FUND INFORMATION                                       2

           General                                                2

           Restrictions and requirements of the
             AllianceBernstein Balanced, AllianceBernstein
             Common Stock and AllianceBernstein Mid Cap
             Growth Funds                                         2

           Certain investments of the AllianceBernstein Mid
             Cap Growth and/or AllianceBernstein Balanced
             Funds                                                2

           Portfolio holdings policy for the Pooled Separate
             Accounts                                             3

           Brokerage fees and charges for securities
             transactions                                         4

           ADDITIONAL INFORMATION ABOUT RIA                       5

           Loan provisions                                        5

           Annuity benefits                                       6

           Amount of fixed-annuity payments                       6

           Ongoing operations fee                                 6

           MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED,
             ALLIANCEBERNSTEIN COMMON STOCK AND
             ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND
             AXA EQUITABLE                                        7

           Funds                                                  7

           Portfolio managers' information
             (AllianceBernstein Balanced Fund,
             AllianceBernstein Common Stock Fund and
             AllianceBernstein Mid Cap Growth Fund)               7

           Investment professional conflict of interest
             disclosure                                          11

           Portfolio manager compensation                        11

           Distribution of the contracts                         12

           Custodian and independent registered public
             accounting firm                                     12

           AXA Equitable                                         13

           Directors and Principal Officers                      13

           Officers -- Directors                                 15

           Other Officers                                        15

           Separate Accounts Units of Interest Under Group
             Annuity Contracts                                   19

           FINANCIAL STATEMENTS INDEX                            20

           Financial statements                               FSA-1



             Copyright 2016. AXA Equitable Life Insurance Company


            1290 Avenue of the Americas, New York, New York 10104.
 All rights reserved. Retirement Investment Account(R) is a registered service mark of The AXA Equitable Life Insurance Company.


SAI 4ACS (5/13)                                                  #83789

WHO IS AXA EQUITABLE?

We are AXA Equitable Life Insurance Company ("AXA Equitable") a New York stock life insurance corporation. We have been doing business since 1859. AXA Equitable Life Insurance Company is an indirect wholly owned subsidiary of AXA Financial, Inc., which is an indirect wholly owned subsidiary of AXA S.A. ("AXA"), a French holding company for an international group of insurance and related financial services companies. As the ultimate sole shareholder of AXA Equitable, AXA exercises significant influence over the operations and capital structure of AXA Equitable. No company other than AXA Equitable, however, has any legal responsibility to pay amounts that AXA Equitable owes under the contracts. AXA Equitable is solely responsible for paying all amounts owed under your contract.

FUND INFORMATION

GENERAL

In our prospectus we discuss in more detail, among other things, the structure of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds, their investment objectives and policies, including the types of portfolio securities that they may hold and levels of investment risks that may be involved, and investment management. We also summarize certain of these matters with respect to the Investment Funds and their corresponding portfolios. See "Investment options" in the prospectus.

Here we will discuss special restrictions, requirements and transaction expenses that apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and determination of the value of units for all Funds, including some historical information. You can find information about the investment objectives and policies, as well as restrictions, requirements and risks pertaining to the corresponding AXA Premier VIP Trust or EQ Advisors Trust portfolio in which the Investment Funds invest in the prospectus and SAI for each Trust.

RESTRICTIONS AND REQUIREMENTS OF THE ALLIANCEBERNSTEIN BALANCED,
ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS

Neither the AllianceBernstein Common Stock Fund nor the AllianceBernstein Balanced Fund will make an investment in an industry if that investment would cause either Fund's holding in that industry to exceed 25% of either Fund's assets. The United States government, and its agencies and instrumentalities, are not considered members of any industry.

The AllianceBernstein Balanced Fund and AllianceBernstein Common Stock Fund will not purchase or write puts or calls (options). The AllianceBernstein Mid Cap Growth Fund will not purchase or write puts (options).

The following investment restrictions apply to the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. None of these Funds will:

..   trade in foreign exchanges (however, the AllianceBernstein Balanced Fund will trade in foreign exchanges, except those that fall into the MSCI Emerging Markets country definition, with respect to the Global Equity sub-portfolio);

..   trade in commodities or commodity contracts (except the AllianceBernstein
    Balanced Fund is permitted to enter into hedging transactions through the use of currency forwards, as described in the prospectus);

..   purchase real estate or mortgages, except as stated below. The Funds may buy shares of real estate investment trusts listed on stock exchanges or reported on the NASDAQ which is now a national stock market exchange;

..   make an investment in order to exercise control or management over a company;

..   underwrite the securities of other companies, including purchasing securities that are restricted under the 1933 Act or rules or regulations thereunder (restricted securities cannot be sold publicly until they are registered under the 1933 Act), except as stated below;

..   make short sales, except when the Fund has, by reason of ownership of other securities, the right to obtain securities of equivalent kind and amount that will be held as long as they are in short position;

..   have more than 5% of its assets invested in the securities of any one registered investment company. A Fund may not own more than 3% of a registered investment company's outstanding voting securities. The Fund's total holdings of registered investment company securities may not exceed 10% of the value of the Fund's assets;

..   purchase any security on margin or borrow money except for short-term credits necessary for clearance of securities transactions;

..   make loans, except loans through the purchase of debt obligations or through entry into repurchase agreements; or

..   invest more than 10% of its total assets in restricted securities, real estate investments, or portfolio securities not readily marketable (the AllianceBernstein Common Stock Fund will not invest in restricted securities).

CERTAIN INVESTMENTS OF THE ALLIANCEBERNSTEIN MID CAP GROWTH AND/OR ALLIANCEBERNSTEIN BALANCED FUNDS

The following are brief descriptions of certain types of investments which may be made by the AllianceBernstein Mid Cap Growth and/or AllianceBernstein Balanced Funds and certain risks and investment techniques.

MORTGAGE-RELATED SECURITIES. The AllianceBernstein Balanced Fund may invest in mortgage-related securities (including agency and non-agency fixed, ARM and hybrid pass throughs, agency and nonagency CMO's, commercial mortgage-backed securities and dollar rolls). Principal and interest payments made on mortgages in the pools are passed through to the holder of securities. Payment of principal and interest on some mortgage-related securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMA"), or guaranteed by agencies or instrumentalities of the U.S.

Government (in the case of securities guaranteed by the Federal National Mortgage Corporation ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which were until recently supported only by discretionary authority of the U.S. Government to purchase the agency's obligations and are now guaranteed by Preferred Stock Purchase Agreements (each a "PSPA") under which, if the Federal Housing Finance Agency ("FHFA") determines that FNMA's or FHLMC's liabilities have exceeded its assets under Generally Accepted Accounting Principles, the U.S. Treasury will contribute cash capital to the entity in an amount equal to the difference between liabilities and assets. Mortgage-related securities created by non-governmental issuers (such as financial institutions, and other secondary market issuers) may be supported by various forms of insurance or guarantees.

COLLATERALIZED MORTGAGE OBLIGATIONS. The AllianceBernstein Balanced Fund may invest in collateralized mortgage obligations ("CMOs"). CMOs are debt obligations that were developed specifically to reallocate the various risks inherent in mortgage-backed securities across various bond classes or tranches. They are collateralized by underlying mortgage loans or pools of mortgage-pass-through securities. They can be issued by both agency (GNMA, FHLMC or FNMA) or non-agency issuers. CMOs are not mortgage pass-through securities. Rather, they are pay-through securities, i.e. securities backed by cash flow from the underlying mortgages. CMOs are typically structured into multiple classes, with each class bearing a different stated maturity and having different payment streams. Monthly payments of principal, including prepayments, are first returned to investors holding the shortest maturity class; investors holding longer maturity classes receive principal payments only after the shorter class or classes have been retired.

ASSET-BACKED SECURITIES. The AllianceBernstein Balanced Fund may purchase asset-backed securities. The securitization techniques used to develop mortgage-backed securities are also applied to a broad range of financial assets. Through the use of trusts and special purpose vehicles, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are securitized in structures similar to the structures used in mortgage securitizations. The AllianceBernstein Balanced Fund may invest in other asset-backed securities that may be developed in the future or as would be deemed appropriate.

NON-US DEBT. The AllianceBernstein Balanced Fund may invest in non-U.S. sovereign and corporate debt issued in U.S. Dollars.

ZERO COUPON BONDS. The AllianceBernstein Balanced Fund may invest in zero coupon bonds. Such bonds may be issued directly by agencies and instrumentalities of the U.S. Government or by private corporations. Zero coupon bonds may originate as such or may be created by stripping an outstanding bond. Zero coupon bonds do not make regular interest payments. Instead, they are sold at a deep discount from their face value. Because a zero coupon bond does not pay current income, its price can be very volatile when interest rates change.

REPURCHASE AGREEMENTS. Repurchase agreements are currently entered into with creditworthy counterparties including broker-dealers, member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in U.S. Government securities. Repurchase agreements are often for short periods such as one day or a week, but may be longer. Investment may be made in repurchase agreements pertaining to the marketable obligations, or marketable obligations guaranteed by the United States Government, its agencies or instrumentalities.

DEBT SECURITIES SUBJECT TO PREPAYMENT RISKS. Mortgage-related securities and certain collateralized mortgage obligations, asset-backed securities and other debt instruments in which the AllianceBernstein Balanced Fund may invest are subject to prepayments prior to their stated maturity. The Fund usually is unable to accurately predict the rate at which prepayments will be made, which rate may be affected, among other things, by changes in generally prevailing market interest rates. If prepayments occur, the Fund suffers the risk that it will not be able to reinvest the proceeds at as high a rate of interest as it had previously been receiving. Also, the Fund will incur a loss to the extent that prepayments are made for an amount that is less than the value at which the security was then being carried by the Fund.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The AllianceBernstein Mid Cap Growth and AllianceBernstein Balanced Funds may purchase and sell securities on a when-issued or delayed delivery basis. In these transactions, securities are purchased or sold by a Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price or yield to the Fund at the time of entering into the transaction. When a Fund engages in when-issued or delayed delivery transactions, the Fund relies on the other party to consummate the transaction. Failure to consummate the transaction may result in the Fund missing the opportunity of obtaining a price or yield considered to be advantageous. When-issued and delayed delivery transactions are generally expected to settle within three months from the date the transactions are entered into, although the Fund may close out its position prior to the settlement date. The Fund will sell on a forward settlement basis only securities it owns or has the right to acquire.

FOREIGN CURRENCY FORWARD CONTRACTS. The AllianceBernstein Balanced Fund may enter into contracts for the purchase or sale of a specific foreign currency at a future date at a price set at the time of the contract. The Fund will enter into such forward contracts for hedging purposes only.

HEDGING TRANSACTIONS. The AllianceBernstein Balanced Fund may engage in transactions which are designed to protect against potential adverse price movements in securities owned or intended to be purchased by the Fund.

PORTFOLIO HOLDINGS POLICY FOR THE POOLED SEPARATE ACCOUNTS

It is the policy of the Pooled Separate Accounts (the "Separate Accounts") to safeguard against misuse of their portfolio holdings information and to prevent the selective disclosure of such information. Each Separate Account will publicly disclose its holdings in accordance with regulatory requirements, such as periodic portfolio disclosure in filings with the SEC. The portfolio holdings information for the Separate Accounts including, among other things, the top ten holdings and complete portfolio holdings, is available on a monthly basis and generally can be obtained by contract holders/participants or their consultants, free of charge, 30 days after the month end by calling 1-800-967-4560. AXA Equitable has established this procedure to provide prompt portfolio holdings information so that contractholders and their consultants can perform effective oversight of plan investments.


On a case-by-case basis, AXA Equitable may approve the disclosure of non-public portfolio holdings and trading information to particular individuals or entities in appropriate circumstances. In all cases, the approval of release of non-public portfolio holdings or trading information will be conditioned on the obligation of the recipient to maintain the confidentiality of the information including an obligation not to trade on non-public information. Neither AXA Equitable nor its investment adviser, AllianceBernstein L.P., discloses non-public portfolio holdings or portfolio trade information of any Separate Account to the media.

In addition, with the approval of our investment officers, non-public portfolio holdings information may be provided as part of the legitimate business activities of each Separate Account to the following service providers and other organizations: auditors; the custodian; the accounting service provider, the administrator; the transfer agent; counsel to the Separate Accounts; regulatory authorities; pricing services; and financial printers. The entities to whom we or the investment advisor voluntarily provide holdings information, either by explicit agreement or by virtue of their respective duties to each Separate Account, are required to maintain the confidentiality of the information disclosed, including an obligation not to trade on non-public information. As of the date of this SAI, we have ongoing arrangements to provide non-public portfolio holdings information to the following service providers: JPMorgan Chase, State Street-Kansas City, PricewaterhouseCoopers LLP, Capital Printing Systems, Inc., and RR Donnelley. Each of these arrangements provides for ongoing disclosure of current portfolio holdings information so that the entity can provide services to the Separate Accounts. These service providers do not provide any compensation to AXA Equitable, the Separate Accounts or any affiliates in return for the disclosure of non-public portfolio holdings information.

Until particular portfolio holdings information has been released in regulatory filings or is otherwise available to contract holders and/or participants, and except with regard to the third parties described above, no such information may be provided to any party without the approval of our investment officers or the execution by such third party of an agreement containing appropriate confidentiality language which has been approved by our Legal Department. Our investment officers will monitor and review any potential conflicts of interest between the contract holders/participants and AXA Equitable and its affiliates that may arise from potential release of non-public portfolio holdings information. We will not release portfolio holdings information unless it is determined that the disclosure is in the best interest of its contract holders/participants and there is a legitimate business purpose for such disclosure. No compensation is received by AXA Equitable or its affiliates or any other person in connection with the disclosure of portfolio holdings information.

BROKERAGE FEES AND CHARGES FOR SECURITIES TRANSACTIONS

We discuss in the prospectus that AllianceBernstein is the investment manager of the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. Subject to the broad supervisory authority of the committee, AllianceBernstein invests and reinvests the assets of these Funds in a manner consistent with the policies described in the prospectus. AllianceBernstein also performs portfolio selection and transaction services, including arranging the execution of portfolio transactions. AllianceBernstein is also an adviser for certain portfolios in EQ Advisors Trust and AXA Premier VIP Trust. Information on brokerage fees and charges for securities transactions for the Trusts' portfolios is provided in the prospectus for each Trust.

The AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds are charged for securities brokers commissions, transfer taxes and other fees and expenses relating to their operation. Transactions in equity securities for a Fund are executed primarily through brokers which receive a commission paid by the Fund. Brokers are selected by AllianceBernstein. AllianceBernstein seeks to obtain the best price and execution of all orders placed for the portfolio of the Funds, considering all the circumstances. If transactions are executed in the over-the-counter market AllianceBernstein will deal with the principal market makers, unless more favorable prices or better execution is otherwise obtainable. There are occasions on which portfolio transactions for the Funds may be executed as part of concurrent authorizations to purchase or sell the same security for certain other accounts or clients advised by AllianceBernstein. Although these concurrent authorizations potentially can be either advantageous or disadvantageous to the Funds, they are effected only when it is believed that to do so is in the best interest of the Funds. When these concurrent authorizations occur, the objective is to allocate the executions among the accounts or clients in a fair manner.

Recently, the increasing number of low-cost automated order execution services have contributed to lower commission rates. These services, often referred to as "low touch" trading, take advantage of the electronic connectivity of market centers, eliminating the need for human intervention and thereby lowering the cost of execution. These services include: 1) direct market access (DMA) options, in which orders are placed directly with market centers, such as NASDAQ or Archipelago; 2) aggregators, which allow access to multiple markets simultaneously; and 3) algorithmic trading platforms, which use complex mathematical models to optimize trade routing and timing.

We try to choose only brokers which we believe will obtain the best prices and executions on securities transactions. Subject to this general requirement, we also consider the amount and quality of securities research services provided by a broker. Typical research services include general economic information and analyses and specific information on and analyses of companies, industries and markets. Factors we use in evaluating research services include the diversity of sources used by the broker and the broker's experience, analytical ability and professional stature.

The receipt of research services from brokers tends to reduce our expenses in managing the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds. We take this into account when setting the expense charges. Brokers who provide research services may charge somewhat higher commissions than those who do not. However, we will select only brokers whose commissions we believe are reasonable in all the circumstances.

We periodically evaluate the services provided by brokers and prepare internal proposals for allocating among those various brokers business for all the accounts we manage or advise. That evaluation involves consideration of the overall capacity of the broker to execute transactions, its financial condition, its past performance and the value of research services provided by the broker in servicing the various accounts advised or managed by us. Generally, we do not tell brokers that we will try to allocate a particular amount of business to them. We do occasionally let brokers know how their performance has been evaluated.

Research information that we obtain may be used in servicing all clients or accounts under our management, including our general account. Similarly, we will not necessarily use all research provided by a broker or dealer with which the Funds transact business in connection with those Funds.

Transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in the over-the-counter market are normally executed as principal transactions with a dealer that is a principal market maker in the security, unless a better price or better execution can be obtained from another source. Under these circumstances, the Funds pay no commission. Similarly, portfolio transactions in money market and debt securities will normally be executed through dealers or underwriters under circumstances where the Fund pays no commission.

When making securities transactions for the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds that do not involve paying a brokerage commission (such as the purchase of short-term debt securities), we seek to obtain prompt execution in an effective manner at the best price. Subject to this general objective, we may give orders to dealers or underwriters who provide investment research. None of the Funds will pay a higher price, however, and the fact that we may benefit from such research is not considered in setting the expense charges.

In addition to using brokers and dealers to execute portfolio securities transactions for clients or accounts we manage, we may enter into other types of business transactions with brokers or dealers. These other transactions will be unrelated to allocation of the Funds' portfolio transactions.


For the years ended December 31, 2015, 2014 and 2013, total brokerage commissions for Separate Account No. 10 -- Pooled were $14,114, $8,857 and $12,767, respectively; for Separate Account No. 4 -- Pooled were $1,633, $1,084 and $1,437, respectively; for Separate Account No. 3 -- Pooled were $14,620, $22,385 and $40,370, respectively. For the fiscal year ended December 31, 2015, commissions of $10,046, $0 and $14,379, were paid to brokers providing research services to Separate Account No. 10 -- Pooled, Separate Account No. 4 -- Pooled and Separate Account No. 3 -- Pooled, respectively, on portfolio transactions of $85,255,328, $47,332,860 and $41,281,024, respectively.


ADDITIONAL INFORMATION ABOUT RIA

LOAN PROVISIONS

Loans to plan trustees on behalf of participants are permitted in our RIA program. It is the plan administrator's responsibility to administer the loan program.

The following are important features of the RIA loan provision:

..   We will only permit loans from the guaranteed interest option. If the amount requested to be borrowed plus the loan fee and loan reserve we discuss below is more than the amount available in the guaranteed interest option for the loan transaction, the employer can move the additional amounts necessary from one or more Funds to the guaranteed interest option.

..   The plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

..   Repayment of loan principal and interest can be made only to the guaranteed interest option. The employer must identify the portion of the repayment amount which is principal and which is interest.

..   Upon repayment of a loan amount, any repayment of loan principal and loan reserve (see below) taken from one or more Funds for loan purposes may be moved back to a Fund.

..   We charge a loan fee in an amount equal to 1% of the loan principal amount on the date a loan is made. The contingent withdrawal charge will be applied to any unpaid principal, as if the amount had been withdrawn on the day the principal payment was due. See "Charges and expenses" in the prospectus.

..   The minimum amount of a loan for a participant is $1,000, and the maximum amount is 90% of the balances in all the investment options for a participant. Subject to the maximum loan amount permitted by the employer's plan and the Code.

..   On the date a loan is made, we create a loan reserve account in the guaranteed interest option in an amount equal to 10% of the loan amount. The 10% loan reserve is intended to cover (1) the ongoing operations fee applicable to amounts borrowed, (2) the possibility of our having to deduct applicable contingent withdrawal charges (see "Charges and expenses" in the prospectus) and (3) the deduction of any other withholdings, if required. The loan amount will not earn any interest under the contracts while the loan is outstanding. The amount of the loan reserve will continue to earn interest at the guaranteed interest option rate applicable for the employer plan.

..   The ongoing operations fee will apply to the sum of the investment option balances (including the loan reserve) plus any unpaid loan principal. If the employer plan is terminated or any amount is withdrawn, or if any withdrawal from RIA results in the reduction of the 10% loan reserve amount in the guaranteed interest option, during the time a loan is outstanding, the contingent withdrawal charge will be applied to any principal loan balances outstanding as well as to any employer plan balances (including the loan reserve) in the investment options. See "Charges and expenses" in the prospectus.

ANNUITY BENEFITS

Subject to the provisions of an employer plan, we have available under RIA the following forms of fixed annuities.

..   LIFE ANNUITY: An annuity which guarantees a lifetime income to the retired employee-participant ("annuitant") and ends with the last monthly payment before the annuitant's death. There is no death benefit associated with this annuity form and it provides the highest monthly amount of any of the guaranteed life annuity forms. If this form of annuity is selected, it is possible that only one payment will be made if the annuitant dies after that payment.

..   LIFE ANNUITY -- PERIOD CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies during a previously selected minimum payment period, continuation of payments to a designated beneficiary for the balance of the period. The minimum period is usually 5, 10, 15 or 20 years.

..   LIFE ANNUITY -- REFUND CERTAIN: This annuity form guarantees a lifetime income to the annuitant and, if the annuitant dies before the initial single premium has been recovered, payments will continue to a designated beneficiary until the single premium has been recovered. If no beneficiary survives the annuitant, the refund will be paid in one lump sum to the estate.

..   PERIOD CERTAIN ANNUITY: Instead of guaranteed lifetime income, this annuity form provides for payments to the annuitant over a specified period, usually 5, 10, 15 or 20 years, with payments continuing to the designated beneficiary for the balance of the period if the annuitant dies before the period expires.

..   QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees lifetime income to the annuitant, and, after the annuitant's death, the continuation of income to the surviving spouse. Generally, unless a married annuitant elects otherwise with the written consent of his spouse, this will be the form of annuity payment. If this form of annuity is selected, it is possible that only one payment will be made if both the annuitant and the spouse die after that payment.

All of the forms outlined above (with the exception of qualified joint and survivor life annuity) are available as either Single or Joint life annuities. We offer other forms not outlined here. Your financial professional can provide details.

AMOUNT OF FIXED-ANNUITY PAYMENTS

Our forms of a fixed annuity provide monthly payments of specified amounts. Fixed-annuity payments, once begun, will not change. The size of payments will depend on the form of annuity that is chosen, our annuity rate tables in effect when the first payment is made, and, in the case of a life income annuity, on the annuitant's age. The tables in our contracts show monthly payments for each $1,000 of proceeds applied under an annuity. If our annuity rates in effect on the annuitant's retirement date would yield a larger payment, those current rates will apply instead of the tables. Our annuity rate tables are designed to determine the amounts required for the annuity benefits elected and for administrative and investment expenses and mortality and expense risks. Under our contracts we can change the annuity rate tables every five years. Such changes would not affect annuity payments being made.

ONGOING OPERATIONS FEE

We determine the ongoing operations fee based on the combined net balances of an employer plan in all the investment options (including any outstanding loan balances) at the close of business on the last business day of each month. For employer plans that adopted RIA on or before February 9, 1986, we use the rate schedule set forth below, and apply it to the employer plan balances at the close of business on the last business day of the following month. For employer plans that adopted RIA after February 9, 1986 we use the rate schedule set forth in the prospectus. See "Charges and expenses" in the prospectus.

                        ------------------------------------
                        COMBINED BALANCE          MONTHLY
                        OF INVESTMENT OPTIONS      RATE
                        ------------------------------------
                        First       $150,000   1/12 of 1.25%
                        Next        $350,000   1/12 of 1.00%
                        Next        $500,000   1/12 of 0.75%
                        Next      $1,500,000   1/12 of 0.50%
                        Over      $2,500,000   1/12 of 0.25%
                        ------------------------------------

MANAGEMENT FOR THE ALLIANCEBERNSTEIN BALANCED, ALLIANCEBERNSTEIN COMMON STOCK AND ALLIANCEBERNSTEIN MID CAP GROWTH FUNDS AND AXA EQUITABLE

FUNDS


In the Prospectus we give information about us, the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds and how we, together with AllianceBernstein, provide investment management for the investments and operations of these Funds. See "More information" in the prospectus. The amounts of the investment management and financial accounting fees we received from employer plans participating through registered contracts in the AllianceBernstein Balanced, AllianceBernstein Common Stock and AllianceBernstein Mid Cap Growth Funds in 2015 were $1,103, $366 and $1,205, respectively; 2014 were $1,727, $501 and $1,963, respectively; and 2013 were $1,602, $494 and $1,951, respectively.


PORTFOLIO MANAGERS' INFORMATION (ALLIANCEBERNSTEIN BALANCED FUND,
ALLIANCEBERNSTEIN COMMON STOCK FUND AND ALLIANCEBERNSTEIN MID CAP GROWTH FUND)

The tables and discussion below provide information with respect to the portfolio managers who are primarily responsible for the day-to-day management of each Fund.


---------------------------------------------------------------------------------------------------------------------------
                      ALLIANCEBERNSTEIN BALANCED FUND, SEPARATE ACCOUNT NO. 10 ("FUND")
                                      ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                     INFORMATION AS OF DECEMBER 31, 2015
---------------------------------------------------------------------------------------------------------------------------
(A)(1) PORTFOLIO      (A)(2) FOR EACH PERSON IDENTIFIED IN COLUMN        (A)(3) FOR EACH OF THE CATEGORIES IN COLUMN
   MANAGER(S) OF THE     (A)(1), THE NUMBER OF OTHER ACCOUNTS OF            (A)(2), THE NUMBER OF ACCOUNTS AND THE
   ADVISER NAMED IN      THE ADVISER MANAGED BY THE PERSON                  TOTAL ASSETS IN THE ACCOUNTS WITH
   THE PROSPECTUS        WITHIN EACH CATEGORY BELOW AND THE TOTAL           RESPECT TO WHICH THE ADVISORY FEE IS
                         ASSETS IN THE ACCOUNTS MANAGED WITHIN              BASED ON THE PERFORMANCE OF THE
                         EACH CATEGORY BELOW                                ACCOUNT
                      -----------------------------------------------------------------------------------------------------
                        REGISTERED        OTHER POOLED                     REGISTERED        OTHER POOLED
                        INVESTMENT         INVESTMENT         OTHER        INVESTMENT         INVESTMENT         OTHER
                         COMPANIES          VEHICLES        ACCOUNTS        COMPANIES          VEHICLES        ACCOUNTS
                      -----------------------------------------------------------------------------------------------------
                       NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL   NUMBER     TOTAL   NUMBER  TOTAL   NUMBER  TOTAL
                         OF       ASSETS    OF    ASSETS    OF    ASSETS    OF       ASSETS    OF    ASSETS    OF    ASSETS
                      ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)  ACCOUNTS    ($MM)  ACCOUNTS ($MM)  ACCOUNTS ($MM)
---------------------------------------------------------------------------------------------------------------------------
Greg Wilensky            40        9,497    32    1,201    124     9,098    --         --      --      --      3      570
---------------------------------------------------------------------------------------------------------------------------
Joshua Lisser            34       27,823    46    6,392     65    21,309    --         --      --      --      1      370
---------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Joshua Lisser         X
--------------------------------------------------------------------------------------
Greg Wilensky         X
--------------------------------------------------------------------------------------

JOSHUA LISSER, SHAWN KEEGAN AND GREG WILENSKY HAVE NO OWNERSHIP SHARES TO
REPORT.

AllianceBernstein Balanced Fund, Separate Account No. 10 ("Fund") is managed by the following team members:

JOSHUA LISSER -- CHIEF INVESTMENT OFFICER -- INDEX STRATEGIES

Joshua Lisser is Chief Investment Officer of Index Strategies. He joined Alliance Capital in 1992 as a portfolio manager in the Index Strategies Group and developed the international and global risk-controlled equity services. Prior to that, Lisser was with Equitable Capital Management, specializing in derivative investment strategies. He holds a BA from the State University of New York, Binghamton, where he was elected a member of Phi Beta Kappa, and an MBA from New York University. Location: New York

GREG WILENSKY, CFA -- DIRECTOR -- US MULTI-SECTOR FIXED INCOME; DIRECTOR -- TREASURY INFLATION-PROTECTED SECURITIES PORTFOLIOS; DIRECTOR -- STABLE VALUE INVESTMENTS

Greg Wilensky is the lead member of the US Multi-Sector Fixed Income team. He has been responsible for the firm's US Treasury Inflation-Protected Securities
(TIPS) portfolios since 1999 and the firm's stable value business since 1998. Wilensky is also the co-chair of the Securitized Asset and Liquid Markets Research Review meeting. Prior to joining AllianceBernstein in 1996, he was a treasury manager in the corporate finance group at AT&T. Wilensky earned a BS in business administration from Washington University and an MBA from the University of Chicago. He is a member of the New York Society of Security Analysts and a CFA charterholder. Location: New York

SHAWN KEEGAN -- PORTFOLIO MANAGER

Shawn Keegan is a member of the Credit portfolio management team focusing on US and global portfolios. He is also a member of the US Core Fixed Income and Canada Fixed Income portfolio management teams, for which he serves as credit specialist for multisector strategies. Keegan first joined AllianceBernstein in 1997 as a portfolio assistant. He later spent a year at Aladdin Capital as a trader before rejoining the firm in 2001 as part of the US Core Fixed Income team. Keegan holds a BS in finance from Siena College. Location: New York

SETH MASTERS -- CHIEF INVESTMENT OFFICER -- BERNSTEIN GLOBAL WEALTH MANAGEMENT

Seth Masters is Chief Investment Officer of Bernstein Global Wealth Management. He heads the team that provides customized wealth-planning advice and manages the firm's private client portfolios. Masters was previously CIO for Asset Allocation, overseeing the firm's Dynamic Asset Allocation, Target Date, Target Risk and Indexed services. In June 2008, he was appointed head of AllianceBernstein's newly formed Defined Contribution business unit, which has since become an industry leader in custom target-date and lifetime income portfolios. Masters became CIO of Blend Strategies in 2002 and launched a range of style-blended services. From 1994 to 2002, he was CIO of Emerging Markets Value Equities. He joined Bernstein in 1991 as a research analyst covering global financial firms. Masters has frequently been cited in print and appeared on television programs dealing with investment strategy. He has published numerous articles, including "The Case for the 20,000 Dow"; "Long-Horizon Investment Planning in Globally Integrated Capital Markets"; "Is There a Better Way to Rebalance?"; and "The Future of Defined Contribution Plans." Masters worked as a senior associate at Booz, Allen & Hamilton from 1986 to 1990 and taught economics in China from 1983 to 1985. He holds an AB from Princeton University and an MPhil in economics from Oxford University. He is fluent in French and Mandarin Chinese. Location: New York

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York


MICHAEL S. CANTER -- DIRECTOR -- US MULTI-SECTOR AND SECURITIZED ASSETS

Michael S. Canter joined AB in 2007 as a Senior Vice President and is currently Director of U.S. Multi-Sector and Securitized Assets. He is also the Chief Investment Officer of AB's Securitized Assets Fund and Recovery Asset Fund (ABRA-S), and the former CIO of the Legacy Securities (PPIP) fund. In addition, Canter is Head of the Securitized Assets Research Group, which is responsible for AB's investments in agency mortgage-backed securities, non-agency residential mortgage-backed securities (RMBS), commercial mortgage-backed securities and other asset-backed securities. He has particularly extensive expertise in RMBS, and in 2013 was called upon to give expert testimony to the U.S. Senate Committee on Banking, Housing, and Urban Affairs on how U.S. housing policy should be structured going forward. In 2015, the U.S. Department of the Treasury asked Canter to join a working group of industry leaders focused on structural changes to non-agency RMBS that could restart that market. Prior to joining AB, he was the President of ACE Principal Finance, a division of ACE Limited, from 2000 to 2006. There, he managed portfolios of credit default swaps, asset-backed securities, mortgage-backed securities and collateralized debt obligations. Canter holds a BA in math and economics from Northwestern University and a PhD in finance from the Columbia University Graduate School of Business. Location: New York


BEN SKLAR -- PORTFOLIO MANAGER -- INDEX STRATEGIES

Ben Sklar joined AllianceBernstein in 2006 as an associate portfolio manager in the Blend Strategies Group, managing global equity portfolios for institutional clients. He joined the Index Strategies team in 2009 as a Portfolio Manager, and has focused on developing a suite of custom index, structured equity and systematic volatility-management strategies. He holds a BA in English literature from Trinity College, Hartford, and an MBA in finance from New York University's Stern School of Business. Location: New York

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York


----------------------------------------------------------------------------------------------------------------------------
                                     ALLIANCEBERNSTEIN COMMON STOCK FUND, SEPARATE ACCOUNT NO. 4 ("FUND")
                                                   ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                                   INFORMATION AS OF DECEMBER 31, 2015
----------------------------------------------------------------------------------------------------------------------------
(a)(1) Portfolio     (a)(2) For each person identified in column (a)(1), (a)(3) For each of the categories in column (a)(2),
   manager(s) of        the number of other accounts of the Adviser         the number of accounts and the total
   the Adviser          managed by the person within each category          assets in the accounts with respect to
   named in the         below and the total assets in the accounts          which the advisory fee is based on the
   prospectus           managed within each category below                  performance of the account
                     -------------------------------------------------------------------------------------------------------
                       Registered         Other Pooled                     Registered         Other Pooled
                       Investment          Investment         Other        Investment          Investment         Other
                        Companies           Vehicles        Accounts        Companies           Vehicles        Accounts
                     -------------------------------------------------------------------------------------------------------
                      Number      Total   Number  Total   Number  Total   Number      Total   Number  Total   Number  Total
                        of        Assets    of    Assets    of    Assets    of        Assets    of    Assets    of    Assets
                     Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
Judith A. DeVivo        34        27,756    46    6,392     65    21,309    --          --      --      --      1      370
----------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
PORTFOLIO MANAGER    NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
Judith A. DeVivo      X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by AllianceBernstein's US Passive Team, which is responsible for management of all of AllianceBernstein's Passive accounts.

JUDITH A. DEVIVO -- SENIOR PORTFOLIO MANAGER -- INDEX STRATEGIES

Judith A. DeVivo is a Senior Vice President and Senior Portfolio Manager. She manages equity portfolios benchmarked to a variety of indices, including the S&P 500, S&P MidCap, MSCI EAFE, S&P SmallCap and Russell 2000, in addition to several customized accounts. DeVivo joined Alliance in 1971 and has held a variety of positions throughout the firm. Just prior to joining the Passive Management Group in 1984, she was head of portfolio administration for the firm. Location: New York


----------------------------------------------------------------------------------------------------------------------------
                          ALLIANCEBERNSTEIN MID CAP GROWTH FUND, SEPARATE ACCOUNT NO. 3 ("FUND")
                                            ALLIANCEBERNSTEIN L.P. ("ADVISER")
                                            INFORMATION AS OF DECEMBER 31, 2015
----------------------------------------------------------------------------------------------------------------------------
(a)(1)
   Portfolio
   manager(s) (a)(2) For each person identified in column (a)(1),
   of the        the number of other accounts of the                     (a)(3) For each of the categories in column
   Adviser       Adviser managed by the person within                       (a)(2), the number of accounts and the
   named         each category below and the total assets                   total assets in the accounts with respect
   in the        in the accounts managed within each                        to which the advisory fee is based on the
   prospectus    category below                                             performance of the account
              --------------------------------------------------------------------------------------------------------------
                Registered            Other Pooled                         Registered         Other Pooled
                Investment             Investment            Other         Investment          Investment         Other
                 Companies              Vehicles           Accounts         Companies           Vehicles        Accounts
              --------------------------------------------------------------------------------------------------------------
               Number       Total     Number    Total    Number   Total   Number      Total   Number  Total   Number  Total
                 of         Assets      of      Assets     of     Assets    of        Assets    of    Assets    of    Assets
              Accounts      ($MM)    Accounts   ($MM)   Accounts  ($MM)  Accounts     ($MM)  Accounts ($MM)  Accounts ($MM)
----------------------------------------------------------------------------------------------------------------------------
  John H.
    Fogarty      24         7,145       16      3,411    3,429    2,124     --          --      --      --      --      --
----------------------------------------------------------------------------------------------------------------------------


Note: $MM means millions

For a description of any material conflicts, please see "Investment professional conflict of interest" later in the SAI.

For compensation information, please see "AllianceBernstein's compensation program" later in the SAI.

Ownership of Securities of AXA's insurance products for which the Fund serves as an investment option (Retirement Investment Account and Members Retirement Program):

--------------------------------------------------------------------------------------
                                     $10,001- $50,001- $100,001- $500,001-  OVER
 PORTFOLIO MANAGER   NONE $1-$10,000 $50,000  $100,000 $500,000  $1,000,000 $1,000,000
--------------------------------------------------------------------------------------
John H. Fogarty       X
--------------------------------------------------------------------------------------

The management of and investment decisions for the Fund's portfolio are made by Mr. John H. Fogarty. Mr. Fogarty relies heavily on the fundamental research efforts of the firm's extensive internal research staff.

JOHN H. FOGARTY, CFA -- TEAM LEADER -- US MID CAP FUNDAMENTAL GROWTH AND PORTFOLIO MANAGER -- US GROWTH EQUITIES

John H. Fogarty has been Team Leader of US Mid Cap Fundamental Growth since late 2008. He joined the US Growth team in early 2009 as a Portfolio Manager for the US Growth and US Growth and Income services. In early 2012, Fogarty also became a Portfolio Manager for US Large Cap Growth. He rejoined the firm in 2007 as fundamental growth research analyst covering consumer-discretionary stocks in the US, having previously spent nearly three years as a hedge fund manager at Dialectic Capital Management and Vardon Partners. Fogarty began his career at Alliance Capital in 1988, performing quantitative research while attending Columbia. He started full time with the firm in 1992, joined the US Large Cap Growth team as a generalist and quantitative analyst in 1995, and became a US Large Cap Growth portfolio manager in 1997. Fogarty received his BA in history from Columbia University. He is a CFA charterholder. Location: New York

INVESTMENT PROFESSIONAL CONFLICT OF INTEREST DISCLOSURE

As an investment adviser and fiduciary, AllianceBernstein owes its clients and shareholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

EMPLOYEE PERSONAL TRADING

AllianceBernstein has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of AllianceBernstein own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein Mutual Funds through direct purchase and/or notionally in connection with deferred incentive compensation awards. AllianceBernstein's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions (except transactions in open-end mutual funds) and imposes a 90 day holding period for securities purchased by employees to discourage short-term trading.

MANAGING MULTIPLE ACCOUNTS FOR MULTIPLE CLIENTS

AllianceBernstein has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, AllianceBernstein's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

ALLOCATING INVESTMENT OPPORTUNITIES

AllianceBernstein has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at AllianceBernstein routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

AllianceBernstein's procedures are also designed to prevent potential conflicts of interest that may arise when AllianceBernstein has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

To address these conflicts of interest, AllianceBernstein's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

PORTFOLIO MANAGER COMPENSATION

AllianceBernstein's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The program is designed to reflect their ability to generate long-term investment success for our clients. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

(i)Fixed base salary: The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

(ii)Discretionary incentive compensation in the form of an annual cash bonus:
    AllianceBernstein's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, AllianceBernstein considers the contribution to his/ her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of AllianceBernstein. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any predetermined or specified level of performance. AllianceBernstein also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of AllianceBernstein's leadership criteria.

(iii)Discretionary incentive compensation in the form of awards under AllianceBernstein's Incentive Compensation Awards Plan (''deferred awards''): AllianceBernstein's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. Deferred awards, which are in the form of AllianceBernstein's publicly traded units or deferred cash (the option to take an award in deferred cash is limited to a certain portion of the total award), vest over a four-year period. The awards are generally forfeited if the employee resigns to work for a competitor of AllianceBernstein.

CONTRIBUTIONS UNDER ALLIANCEBERNSTEIN'S PROFIT SHARING/401(K) PLAN

The contributions are based on AllianceBernstein's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of AllianceBernstein.

DISTRIBUTION OF THE CONTRACTS


Pursuant to a Distribution and Servicing Agreement between AXA Advisors, AXA Equitable, and certain of AXA Equitable's separate accounts, AXA Equitable paid AXA Advisors a fee of $0 in 2015 and $325,380 for each of the years, 2014 and 2013, respectively. AXA Equitable paid AXA Advisors as the distributor of certain contracts, including these contracts, and as the principal underwriter of several AXA Equitable separate accounts $560,399,960 in 2015, $571,445,806 in 2014 and $577,490,356 in 2013. Of these amounts, AXA Advisors retained $285,764,982, $305,637,317 and $319,941,479, respectively.


CUSTODIAN AND INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

JPMorgan Chase Bank, N.A. is the custodian for the shares of the Trusts owned by Separate Accounts No. 3, 4 and 10. There is no custodian for the shares of the Trusts owned by Separate Account No. 66.


The financial statements of each Separate Account at December 31, 2015 and for each of the two years in the period ended December 31, 2015, and the consolidated financial statements of AXA Equitable at December 31, 2015 and 2014 and for each of the three years in the period ended December 31, 2015 are included in this SAI in reliance on the reports of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.


PricewaterhouseCoopers LLP provides independent audit services and certain other non-audit services to AXA Equitable as permitted by the applicable SEC independence rules, and as disclosed in AXA Equitable's Form 10-K. PricewaterhouseCoopers LLP's address is 300 Madison Avenue, New York, New York 10017.

AXA EQUITABLE


We are managed by a Board of Directors which is elected by our shareholder(s). Our directors and certain of our executive officers and their principal occupations are as follows. Unless otherwise indicated, the following persons have been involved in the management of AXA Equitable and/or its affiliates in various executive positions during the last five years.

DIRECTORS AND PRINCIPAL OFFICERS



-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Henri de Castries                      Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since September 1993); Chairman of the
                                       Board of AXA Financial (since April
                                       1998); Vice Chairman (February 1996 to
                                       April 1998). Chairman and Chief
                                       Executive Officer of AXA since April
                                       2010; prior thereto, Chairman of the
                                       Management Board (May 2000 to April
                                       2010) and Chief Executive Officer of
                                       AXA (January 2000 to May 2002); Vice
                                       Chairman of AXA's Management Board
                                       (January 2000 to May 2000). Director or
                                       officer of various subsidiaries and
                                       affiliates of the AXA Group. Director
                                       of AllianceBernstein Corporation, the
                                       general partner of AllianceBernstein
                                       Holding and AllianceBernstein (October
                                       1993 to July 2015). Director, Nestle
                                       S.A. since April 2012. Director of
                                       Donaldson, Lufkin and Jenrette ("DLJ")
                                       (July 1993 to November 2000). Director
                                       of HSBC Holdings PLC (since March 2016).
-------------------------------------------------------------------------------

Denis Duverne                          Director, MONY Life (July 2004 to
AXA                                    September 2013) and MONY America (since
25, Avenue Matignon                    July 2004); Director of AXA Equitable
75008 Paris, France                    (since February 1998). Member of AXA's
                                       Board of Directors and Deputy Chief
                                       Executive Officer (since April 2010);
                                       prior thereto, Member of the AXA
                                       Management Board (February 2003 to
                                       April 2010) and Chief Financial Officer
                                       (May 2003 through December 2009), prior
                                       thereto, Executive Vice President,
                                       Finance, Control and Strategy, AXA
                                       (January 2000 to May 2003); prior
                                       thereto Senior Executive Vice
                                       President, International
                                       (US-UK-Benelux) AXA (January 1997 to
                                       January 2000); Member of the AXA
                                       Executive Committee (since January
                                       2000); Director, AXA Financial (since
                                       November 2003), AllianceBernstein
                                       (since February 1996) and various AXA
                                       affiliated companies. Director of DLJ
                                       (February 1997 to November 2000).
-------------------------------------------------------------------------------

Ramon de Oliveira                      Director of AXA Financial, AXA
Investment Audit Practice, LLC         Equitable and MONY America since May
70 South Fifth Street                  2011. Director of MONY Life (May 2011
Park Ridge, NJ 07656                   to September 2013). Since April 2010,
                                       Mr. de Oliveira has been a member of
                                       AXA's Board of Directors, where he
                                       serves on the Finance Committee (Chair)
                                       and Audit Committee, and from April
                                       2009 to April 2010, he was a member
                                       AXA's Supervisory Board. He is
                                       currently the Managing Director of the
                                       consulting firm Investment Audit
                                       Practice, LLC, based in New York. From
                                       2002 and 2006, Mr. de Oliveira was
                                       Adjunct Professor of Finance at
                                       Columbia University. Prior thereto,
                                       starting in 1977, he spent 24 years at
                                       JP Morgan & Co. where he was Chairman
                                       and Chief Executive Officer of JP
                                       Morgan Investment Management and was
                                       also a member of the firm's Management
                                       Committee since its inception in 1995.
                                       Upon the merger with Chase Manhattan
                                       Bank in 2001, Mr. de Oliveira was the
                                       only executive from JP Morgan & Co.
                                       asked to join the Executive Committee
                                       of the new firm with operating
                                       responsibilities. Mr. de Oliveira is
                                       currently the Chairman of the
                                       Investment Committee of Fonds de
                                       Dotation du Louvre (since 2009) and
                                       JACCAR Holdings SA (2011). Previously,
                                       he served as a Director of JP Morgan
                                       Suisse, American Century Company, Inc.,
                                       SunGard Data Systems, The Hartford
                                       Insurance Company, Tattinger-Kobrand
                                       USA, Quilvest SA and L'Atelier. Mr. de
                                       Oliveira also formerly served as a
                                       Trustee and Chairman of the Investment
                                       Committee of The Kauffman Foundation, a
                                       Member of the Investment Committee of
                                       The Red Cross and the Chairman of the
                                       Board of Friends of Education.
-------------------------------------------------------------------------------

Daniel G. Kaye                         Mr. Kaye has been a Director of AXA
767 Quail Run                          Equitable since September 2015. From
Inverness, IL 60067                    January 2013 to May 2014, Mr. Kaye
                                       served as Interim Chief Financial
                                       Officer and Treasurer of HealthEast
                                       Care System ("HealthEast"). Prior to
                                       joining HealthEast, Mr. Kaye spent 35
                                       years with Ernst & Young LLP
                                       ("Ernst & Young") from which he retired
                                       in 2012. Throughout his time at Ernst &
                                       Young, where he was an audit partner
                                       for 25 years, Mr. Kaye enjoyed a track
                                       record of increasing leadership and
                                       responsibilities, including serving as
                                       the New England Managing Partner and
                                       the Midwest Managing Partner of
                                       Assurance. Mr. Kaye is a member of the
                                       Board of Directors of Ferrellgas
                                       Partners L.P. ("Ferrellgas"), where he
                                       serves on the Audit Committee and
                                       Corporate Governance and Nominating
                                       Committee (Chair). Mr. Kaye is a
                                       Certified Public Accountant and
                                       National Association of Corporate
                                       Directors (NACD) Board Leadership
                                       Fellow. Mr. Kaye is also a director of
                                       AXA Financial and MLOA since September
                                       2015.
-------------------------------------------------------------------------------

DIRECTORS AND PRINCIPAL OFFICERS
(CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Kristi A. Matus                        Ms. Matus has been a Director of AXA
athenahealth                           Equitable since September 2015.
311 Arsenal Street                     Ms. Matus currently serves as Executive
Watertown, MA 02472                    Vice President and Chief Financial &
                                       Administrative Officer of athenahealth,
                                       Inc. ("athenahealth") since July 2014.
                                       Prior to joining athenahealth, Ms.
                                       Matus served as Executive Vice
                                       President and Head of Government
                                       Services of Aetna, Inc. ("Aetna") from
                                       February 2012 to July 2013. Prior to
                                       Aetna, she held several senior
                                       leadership roles at United Services
                                       Automobile Association ("USAA"),
                                       including Executive Vice President and
                                       Chief Financial Officer from 2008 to
                                       2012. She began her career at the Aid
                                       Association for Lutherans, where she
                                       held various financial and operational
                                       roles for over a decade. Ms. Matus is
                                       also a director of AXA Financial and
                                       MLOA since September 2015.
-------------------------------------------------------------------------------

Richard C. Vaughan                     Director of AXA Financial, AXA
764 Lynnmore Lane                      Equitable and MONY America since May
Naples, FL 34108                       2010. Director of MONY Life (May 2010
                                       to September 2013). Executive Vice
                                       President and Chief Financial Officer
                                       of Lincoln Financial Group (1995 to May
                                       2005); prior thereto, Chief Financial
                                       Officer (June 1992 to 1995); Senior
                                       Vice President and Chief Financial
                                       Officer of Employee Benefits Division
                                       (July 1990 to 1995). Member of the
                                       Board of Directors of MBIA, Inc,
                                       serving on the Audit Committee, The
                                       Executive Committee and the Finance and
                                       Risk Committee (Chair).
-------------------------------------------------------------------------------

Barbara Fallon-Walsh                   Director of AXA Financial, AXA
1670 Stephens Drive                    Equitable and MONY America since May
Wayne, PA 19087                        2012. Director of MONY Life (May 2012
                                       to September 2013). Ms. Fallon-Walsh
                                       was with The Vanguard Group, Inc.
                                       ("Vanguard") from 1995 until her
                                       retirement in 2012, where she held
                                       several executive positions, including
                                       Head of Institutional Retirement Plan
                                       Services from 2006 through 2011. Ms.
                                       Fallon-Walsh started her career at
                                       Security Pacific Corporation in 1979
                                       and held a number of senior and
                                       executive positions with the company,
                                       which merged with Bank of America in
                                       1992. From 1992 until joining Vanguard
                                       in 1995, Ms. Fallon-Walsh served as
                                       Executive Vice President, Bay Area
                                       Region and Los Angeles Gold Coast
                                       Region for Bank of America. Ms.
                                       Fallon-Walsh is currently a member of
                                       the Board of Directors of AXA
                                       Investment Managers S.A. ("AXA IM"),
                                       where she serves on the Audit and Risk
                                       Committee and the Remuneration
                                       Committee, and of AXA Rosenberg Group
                                       LLC. Ms. Fallon-Walsh has been a member
                                       of the Main Line Chamber of Commerce
                                       Board of Directors and Executive
                                       Committee, the Business and Advisory
                                       Council for Widener University and
                                       served on the Board of Trustees and
                                       Executive Committee of the Employee
                                       Benefit Research Institute in
                                       Washington, DC.
-------------------------------------------------------------------------------

Bertram L. Scott                       Director of AXA Financial, AXA
Novant Health, Inc.                    Equitable and MONY America since May
108 Providence Road                    2012. Director of MONY Life (May 2012
Charlotte, NC 28207                    to September 2013). Mr. Scott is Senior
                                       Vice President of population health
                                       management of Novant Health, Inc. since
                                       February 2015. From November 2012 to
                                       December 2014, he served as President
                                       and Chief Executive Officer of Affinity
                                       Health Plan. Prior to joining Affinity,
                                       Mr. Scott served as President, U.S.
                                       Commercial of CIGNA Corporation from
                                       June 2010 to December 2011, with
                                       executive responsibilities for U.S.
                                       products, marketing, national accounts,
                                       underwriting and for regional,
                                       individual, select and senior segments.
                                       Prior to joining CIGNA, Mr. Scott
                                       served as Executive Vice President and
                                       Chief Institutional Development & Sales
                                       Officer at TIAA-CREF, a leading
                                       provider of retirement services in the
                                       academic, research, medical and
                                       cultural fields. Mr. Scott is a member
                                       of the Board of Directors of Becton,
                                       Dickinson and Company, where he serves
                                       on the Audit Committee (Chair) as
                                       Chairman and Compensation and Benefits
                                       Committee. He is a Director of Lowe's
                                       Companies, Inc., where he serves on the
                                       Audit Committee and Governance
                                       Committee (since November 2015).
-------------------------------------------------------------------------------

Lorie A. Slutsky                       Director of AXA Financial, Inc., AXA
The New York Community Trust           Equitable and MONY America (since
909 Third Avenue                       September 2006). Director of MONY Life
New York, NY 10022                     (September 2006 to September 2013).
                                       President of The New York Community
                                       Trust (since 1990). Prior thereto,
                                       Executive Vice President of The New
                                       York Community Trust (1987 to 1990).
                                       Director and Chairperson of Corporate
                                       Governance Committee and Member of
                                       Executive and Compensation Committees
                                       of AllianceBernstein Corporation (since
                                       July 2002); Former Director and
                                       Chairman of the Board of BoardSource,
                                       Former Trustee of The New School.
                                       Former Chairman of the Board of
                                       Governors of the Milano School of
                                       Management & Urban Policy (The New
                                       School).
-------------------------------------------------------------------------------

Peter S. Kraus                         Director of AXA Financial, Inc., AXA
AllianceBernstein Corporation          Equitable and MONY America (since
1345 Avenue of the Americas            February 2009). Director of MONY Life
New York, NY 10105                     (February 2009 to September 2013).
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of
                                       AllianceBernstein Corporation (since
                                       December 2008). Prior thereto,
                                       Executive Vice President of Merrill
                                       Lynch & Co. (September 2008 to December
                                       2008). Prior thereto, co-head,
                                       Investment Management Division of
                                       Goldman Sachs Group, Inc. (March 1986
                                       to March 2008); also held the following
                                       positions: co-head of the Financial
                                       Institutions Group Tokyo (1990-1996).
                                       Currently, Director of Keewaydin Camp;
                                       Chairman of the Investment Committee of
                                       Trinity College; Chairman of the Board
                                       of California Institute of the Arts;
                                       Co-Chair of Friends of the Carnegie
                                       International and Lincoln Center.
-------------------------------------------------------------------------------

OFFICERS -- DIRECTORS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Mark Pearson                           Director (since January 2011),
                                       President and Chief Executive Officer
                                       (since February 2011), AXA Financial.
                                       Chairman of the Board and Chief
                                       Executive Officer (since February 2011)
                                       and Director (since January 2011), AXA
                                       Equitable, AXA Equitable Financial
                                       Services, LLC and MONY America.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer of MONY Life
                                       (February 2011 to September 2013).
                                       Member of AXA's Management and
                                       Executive Committees (since 2008).
                                       President and Chief Executive Officer
                                       of AXA Japan (2008 to January 2011).
                                       Director, Representative Executive
                                       Officer, President and Chief Executive
                                       Officer (June 2010 to February 2011),
                                       AXA Japan Holding Co., Ltd and AXA Life
                                       Insurance Co., Ltd. (concurrently);
                                       prior thereto, Representative Director,
                                       President and Chief Executive Officer
                                       (June 2008 to June 2010). Regional
                                       Chief Executive Officer, Life, AXA Asia
                                       Life and AXA Asia Pacific Holdings
                                       Limited (concurrently) (October 2001 to
                                       June 2008). Director and President, AXA
                                       America Holdings, Inc. (since January
                                       2011). Director, AllianceBernstein
                                       Corporation (since February 2011).
-------------------------------------------------------------------------------


OTHER OFFICERS
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Salvatore Piazzolla                    Senior Executive Vice President (since
                                       March 2011), AXA Financial, Inc. and
                                       MONY America. Senior Executive Vice
                                       President of MONY Life (March 2011 to
                                       September 2013). Senior Executive
                                       Director and Chief Human Resources
                                       Officer, AXA Equitable Financial
                                       Services, LLC and AXA Equitable (since
                                       December 2012). Prior thereto, Senior
                                       Executive Vice President AXA Equitable
                                       Financial Services, LLC and AXA
                                       Equitable (March 2011 to December
                                       2012). Director of AXA Assicurazioni
                                       S.p.A. (since April 2013). Senior
                                       Executive Vice President, Head of Human
                                       Resources, UniCredit Group (2005 to
                                       February 2011). Vice President, Human
                                       Resources, General Electric (2001 to
                                       2004). Director, MONY Assets Corp.
                                       (March 2011 to December 2011).
-------------------------------------------------------------------------------

Andrea M. Nitzan                       Executive Director, Chief Accounting
                                       Officer (since December 2012) and
                                       Controller (since November 2014), AXA
                                       Equitable Financial Services, LLC and
                                       AXA Equitable; prior thereto, Senior
                                       Vice President (May 2008 to December
                                       2012); Assistant Vice President and
                                       Chief of Staff (1996 to May 2008).
                                       Executive Vice President, Chief
                                       Accounting Officer and Controller
                                       (since November 2014), AXA Financial
                                       and MONY America (since September
                                       2011). Executive Vice President
                                       andChief Accounting Officer, MONY Life
                                       (September 2011 to September 2013).
-------------------------------------------------------------------------------

Dave S. Hattem                         Senior Executive Director and General
                                       Counsel (December 2012 to present);
                                       prior thereto, Senior Vice President
                                       (September 1999 to December 2012) and
                                       General Counsel (February 2010 to
                                       present) of AXA Equitable and AXA
                                       Equitable Financial Services, LLC;
                                       prior thereto, Senior Vice President
                                       (September 1999 to present) and Deputy
                                       General Counsel (May 2004 to February
                                       2010), Associate General Counsel
                                       (September 1999 to May 2004). Senior
                                       Executive Vice President (since May
                                       2013) and General Counsel (since May
                                       2010), AXA Financial, Inc.; prior
                                       thereto, Executive Vice President May
                                       2012 to May 2013) and General Counsel
                                       (since May 2010); Senior Vice President
                                       (September 2008 to May 2012) and
                                       General Counsel (May 2010 to present);
                                       Senior Vice President and Deputy
                                       General Counsel (September 2008 to May
                                       2010). Senior Executive Director (since
                                       December 2012) and General Counsel
                                       (since February 2010), MONY America;
                                       prior thereto, Executive Vice President
                                       (May 2012 to December 2012) and General
                                       Counsel (since February 2010).
                                       Executive Senior Vice President and
                                       Deputy General Counsel of MONY Life
                                       (December 2012 to September 2013; held
                                       previous positions). Executive Vice
                                       President (since July 2012) and General
                                       Counsel (since December 2010), AXA
                                       Equitable Life and Annuity Company.
                                       Executive Vice President (since June
                                       2012) and General Counsel (since
                                       December 2010), MONY Financial
                                       Services, Inc.
-------------------------------------------------------------------------------

Karen Field Hazin                      Lead Director (since December 2012),
                                       Secretary (since June 2005) and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Financial
                                       Services, LLC and AXA Equitable; prior
                                       thereto, Vice President, Secretary and
                                       Associate General Counsel (June 2005 to
                                       December 2012), Counsel (April 2005 to
                                       June 2005), Assistant Vice President
                                       and Counsel (December 2001 to June
                                       2003), Counsel (December 1996 to
                                       December 2001). Vice President,
                                       Secretary and Associate General
                                       Counsel, MONY America (since June
                                       2005). Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Financial, Inc. Vice
                                       President and Secretary (since
                                       September 2005), AXA America Holdings,
                                       Inc. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Equitable Life and Annuity
                                       Company. Vice President, Secretary and
                                       Associate General Counsel (since June
                                       2005), AXA Distribution Holding
                                       Corporation. Vice President, Secretary
                                       and Associate General Counsel, MONY
                                       Life (June 2005 to September 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Anthony F. Recine                      Senior Vice President, Chief Compliance
                                       Officer (February 2005 to present) and
                                       Deputy General Counsel (February 2010
                                       to present) of MONY America. Managing
                                       Director, Chief Compliance Officer and
                                       Deputy General Counsel (since December
                                       2012), AXA Equitable and AXA Equitable
                                       Financial Services, LLC; prior thereto,
                                       Senior Vice President (February 2005 to
                                       December 2012), Chief Compliance
                                       Officer (February 2005 to present), and
                                       Deputy General Counsel (February 2010
                                       to present); prior thereto, Senior Vice
                                       President, Chief Compliance Officer and
                                       Associate General Counsel (February
                                       2005 to February 2010). Senior Vice
                                       President, Chief Compliance Officer and
                                       Deputy General Counsel, AXA Financial
                                       (since May 2010). Vice President,
                                       Deputy General Counsel and Chief
                                       Litigation Counsel (2000 to February
                                       2005) of The MONY Group; prior thereto,
                                       Vice President and Chief Litigation
                                       Counsel (1990 to 2000). Senior Vice
                                       President, Chief Compliance Officer
                                       (February 2005 to September 2013) and
                                       Deputy General Counsel (February 2010
                                       to September 2013) of MONY Life.
-------------------------------------------------------------------------------

Nicholas B. Lane                       Senior Executive Director (since
                                       December 2012) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Equitable Financial Services, LLC
                                       and AXA Equitable; prior thereto,
                                       Senior Executive Director and
                                       President, Retirement Savings (December
                                       2012 to November 2013); prior thereto,
                                       Senior Executive Vice President
                                       (February 2011 to December 2012) and
                                       President, Retirement Savings (February
                                       2011 to November 2013). Senior
                                       Executive Vice President (since
                                       February 2011) and Head of U.S. Life
                                       and Retirement (since November 2013),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Executive Vice
                                       President and President, Retirement
                                       Savings (February 2011 to November
                                       2013). Senior Executive Vice President
                                       and President, Retirement Savings, MONY
                                       Life (February 2011 to September 2013).
                                       Director and Member of the Audit
                                       Committee (since February 2011), U.S.
                                       Financial Life Insurance Company and
                                       AXA Equitable Life and Annuity Company.
                                       Director and Chief Retirement Savings
                                       Officer (since February 2011), AXA
                                       Advisors, LLC. Director and Member of
                                       the Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (November 2008 to March 2011).
                                       Director, Chairman of the Board,
                                       President, Chief Executive Officer and
                                       Chief Retirement Savings Officer (since
                                       February 2011), AXA Distributors, LLC.
                                       Director, AXA Distribution Holding
                                       Corporation (since October 2013). Head
                                       of Global Strategy & Business Support
                                       and Development (June 2008 to January
                                       2011), AXA SA. Senior Vice President of
                                       Retail Distribution Business Platforms
                                       (February 2006 to June 2008), AXA
                                       Equitable; prior thereto, Vice
                                       President (May 2005 to February 2006).
-------------------------------------------------------------------------------

Anders B. Malmstrom                    Senior Executive Vice President and
                                       Chief Financial Officer (since June
                                       2012), AXA Financial, Inc. and MONY
                                       America. Senior Executive Director and
                                       Chief Financial Officer, AXA Equitable
                                       (since December 2012); prior thereto,
                                       Senior Executive Vice President and
                                       Chief Financial Officer (June 2012 to
                                       December 2012). Director (since July
                                       2012), Senior Executive Director and
                                       Chief Financial Officer (since June
                                       2012), AXA Equitable Financial
                                       Services, LLC. Director (since July
                                       2012), 1740 Advisers, Inc. Director,
                                       Chairman of the Board, President and
                                       Chief Executive Officer (since July
                                       2012), ACMC, LLC. Director (July 2012),
                                       AXA Advisors, LLC. Director and Senior
                                       Executive Vice President (since July
                                       2012), AXA America Holdings, Inc.
                                       Director and Chairman of the Board;
                                       Member of the Audit Committee (since
                                       July 2012), AXA Corporate Solutions
                                       Life Reinsurance Company. Director,
                                       Chairman of the Board and Chief
                                       Executive Officer (since July 2012),
                                       AXA Distribution Holding Corporation.
                                       Director (since July 2012) and Chairman
                                       of the Board (since August 2012);
                                       Member of the Audit Committee
                                       (Chairman) (since July), AXA Equitable
                                       Life and Annuity Company. Director and
                                       Chairman of the Board (since July
                                       2012), AXA RE Arizona Company.
                                       Director, Chairman of the Board and
                                       Chief Executive Officer (since July
                                       2012), Financial Marketing Agency, Inc.
                                       Director (since July 2012), Chairman of
                                       the Board, President and Chief
                                       Executive Officer (since August 2012),
                                       MONY Financial Services, Inc. Director
                                       (since July 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director (since July 2012), MONY
                                       International Holdings, LLC. Director
                                       (since December 2013), 1740 Advisors,
                                       Inc. Director (since September 2012),
                                       MONY Life Insurance Company of the
                                       Americas, Ltd. Director and Chairman of
                                       the Board; Member of the Audit
                                       Committee (Chairman) (since July 2012),
                                       U.S. Financial Life Insurance Company.
                                       Senior Executive Vice President and
                                       Chief Financial Officer, MONY Life
                                       (June 2012 to September 2013). Director
                                       and Chairman of the Board, CS Life Re
                                       Company (since November 2014).
                                       Director, AXA Strategic Ventures US,
                                       LLC (since December 2014).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Joshua E. Braverman                    Senior Executive Director and Treasurer
                                       (since December 2012), AXA Equitable
                                       and AXA Equitable Financial Services;
                                       prior thereto, Executive Vice President
                                       and Treasurer (September 2012 to
                                       December 2012), Senior Vice President,
                                       Head of Derivatives (September 2009 to
                                       September 2012). Senior Executive Vice
                                       President (since May 2013) and
                                       Treasurer (since September 2012), AXA
                                       Financial, Inc. and MONY America; prior
                                       thereto, Executive Vice President and
                                       Treasurer (September 2012 to May 2013).
                                       Executive Vice President and Treasurer,
                                       MONY Life (September 2012 to September
                                       2013). Director, Executive Vice
                                       President, Chief Financial Officer and
                                       Treasurer and Member of the Audit
                                       Committee (since September 2012), AXA
                                       Equitable Life and Annuity Company.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       and Member of the Audit Committee
                                       (since September 2012), U.S. Financial
                                       Life Insurance Company. Director,
                                       President, Chief Executive Officer and
                                       Chief Investment Officer and Chairman
                                       of the Audit Committee (since September
                                       2012), AXA Corporate Solutions Life
                                       Reinsurance Company. Director and
                                       Chairman (since September 2012),
                                       Equitable Casualty Insurance Company.
                                       Director, President and Chief Executive
                                       Officer (since September 2012), AXA
                                       RE Arizona Company. Executive Vice
                                       President and Treasurer (since
                                       September 2012), AXA America Holdings,
                                       Inc. Director, President and Chief
                                       Financial Officer (since September
                                       2012), AXA Distribution Holding
                                       Corporation. Director and President,
                                       MONY Life Insurance Company of the
                                       Americas Limited (since September
                                       2012). Director, President and
                                       Treasurer (since September 2012), MONY
                                       International Holdings, LLC. Director,
                                       President and Treasurer (since
                                       September 2012), MBT, Ltd. Director,
                                       Chairman, President and Treasurer
                                       (since September 2012), MONY Financial
                                       Resources of the Americas Limited.
                                       Director, Executive Vice President,
                                       Chief Financial Officer and Treasurer
                                       (since September 2012), MONY Financial
                                       Services, Inc. Executive Vice President
                                       and Treasurer (since September 2012),
                                       1740 Advisors, Inc. Director,
                                       President, Chief Executive Officer and
                                       Chief Financial Officer, CS Life Re
                                       Company (since November 2014). Senior
                                       Executive Vice President and Treasurer,
                                       AXA Strategic Ventures US, LLC (since
                                       December 2014).
-------------------------------------------------------------------------------

Priscilla Sims Brown                   Senior Executive Director and Chief
                                       Marketing Officer, AXA Equitable and
                                       AXA Equitable Financial Services since
                                       September 2014. Senior Executive Vice
                                       President and Chief Marketing Officer,
                                       AXA Financial, Inc. and MONY Life since
                                       September 2014. Senior Vice President
                                       and Chief Marketing and Development
                                       Officer, AmeriHealth Caritas (April
                                       2013 to August 2014). Head of
                                       Marketing, Sun Life Financial (January
                                       2009 to March 2013). Served in numerous
                                       roles at Lincoln Financial Group, the
                                       most recent being Chief Marketing
                                       Officer (February 1991 to December
                                       2008).
-------------------------------------------------------------------------------

Michael B. Healy                       Executive Director (since December
                                       2012) and Chief Information Officer
                                       (since May 2011), AXA Equitable and AXA
                                       Equitable Financial Services; prior
                                       thereto, (Executive Vice President (May
                                       2011 to December 2012) and Chief
                                       Information Officer (since May 2011),
                                       Senior Vice President and Chief
                                       Information Officer (September 2010 to
                                       May 2011); Senior Vice President
                                       (September 2009 to November 2010).
                                       Executive Vice President and Chief
                                       Information Officer (since May 2011),
                                       AXA Financial and MONY America; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Executive Vice President and
                                       Chief Information Officer (May 2011 to
                                       September 2013), MONY Life; prior
                                       thereto, Senior Vice President and
                                       Chief Information Officer (November
                                       2010 to May 2011); Senior Vice
                                       President (September 2009 to November
                                       2010). Senior Vice President, Program
                                       Office at Marsh & McLennan Companies
                                       Inc. (April 2003 to August 2009).
-------------------------------------------------------------------------------

Keith E. Floman                        Managing Director and Chief Actuary,
                                       AXA Equitable and AXA Equitable
                                       Financial Services (since December
                                       2012); prior thereto, Senior Vice
                                       President and Actuary (November 2008 to
                                       December 2012), Vice President and
                                       Senior Actuary (August 2006 to November
                                       2008). Senior Vice President and
                                       Actuary, MONY America (since November
                                       2008); prior thereto, Vice President
                                       and Senior Actuary (August 2006 to
                                       November 2008). Senior Vice President
                                       and Actuary, MONY Life (November 2008
                                       to September 2013); prior thereto, Vice
                                       President and Senior Actuary (August
                                       2006 to November 2008). Senior Vice
                                       President and Actuary, AXA Equitable
                                       Life and Annuity Company (since
                                       December 2008). Senior Vice President
                                       and Actuary (since January 2009) and
                                       Appointed Actuary (since May 2008),
                                       U.S. Financial Life Insurance Company.
                                       Senior Vice President, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since July 2007). Director, Executive
                                       Vice President and Chief Financial
                                       Officer, AXA RE Arizona Company (since
                                       May 2013). Director, Financial
                                       Marketing Agency, Inc. (since May 2013).
-------------------------------------------------------------------------------

Sharon A. Ritchey                      Senior Executive Director and Chief
                                       Operating Officer, AXA Equitable and
                                       AXA Equitable Financial Services (since
                                       November 2013). Senior Executive Vice
                                       President and Chief Operating Officer,
                                       AXA Financial and MONY America (since
                                       November 2013). Director of AXA
                                       Advisors, LLC and AXA Business Services
                                       Private Limited. Executive Vice
                                       President, Retirement Plans Group, The
                                       Hartford Financial (January 1999 to
                                       January 2013).
-------------------------------------------------------------------------------

OTHER OFFICERS (CONTINUED)
-------------------------------------------------------------------------------
                                       BUSINESS EXPERIENCE WITHIN PAST FIVE
 NAME AND PRINCIPAL BUSINESS ADDRESS   YEARS
-------------------------------------------------------------------------------
Kevin Molloy                           Senior Executive Vice President, AXA
                                       Financial and MONY Life (since May
                                       2013). Senior Executive Director, AXA
                                       Equitable and AXA Equitable Financial
                                       Services (since May 2013). Director and
                                       Vice Chairman of the Board, AXA
                                       Advisors, LLC (since September 2013).
                                       Director, AXA Network, LLC (since
                                       October 2013). Director and Member of
                                       Audit Committee, AXA Corporate
                                       Solutions Life Reinsurance Company
                                       (since March 2011). Senior Vice
                                       President, Business Support and
                                       Development, AXA (June 2010 to May
                                       2013). Vice President of Distribution
                                       Finance (April 2007 to June 2010), Vice
                                       President and head of North American
                                       Investor Relations (November 2003 to
                                       April 2007), Director of Corporate
                                       Finance (1999 to November 2003), AXA
                                       Equitable.
-------------------------------------------------------------------------------

Jurgen Schwering                       Senior Vice President and Chief Risk
                                       Officer, AXA Financial, Inc. and MONY
                                       America (since November 2015); prior
                                       thereto, Senior Executive Vice
                                       President and Chief Risk Officer
                                       (February 2014 to November 2015).
                                       Managing Director and Chief Risk
                                       Officer, AXA Equitable and AXA
                                       Equitable Financial Services (since
                                       November 2015); prior thereto, Senior
                                       Executive Director and Chief Risk
                                       Officer (February 2014 to November
                                       2015). Member of the Board and Head of
                                       the Health Insurance, AXA Konzern AG
                                       (October 2012 to February 2014); prior
                                       thereto, Member of the Board and Chief
                                       Investment Officer (January 2007 to
                                       October 2012); Chief Investment Officer
                                       (March 2004 to December 2006). Head of
                                       Investment Strategy (March 2000 to
                                       March 2004, Allianz
                                       Lebensversicherungs-AG; prior thereto,
                                       Executive Assistant for the Chief
                                       Financial Officer (September 1997 to
                                       March 2000).
-------------------------------------------------------------------------------

                       Retirement Investment Account(R)

--------------------------------------------------------------------------------

SEPARATE ACCOUNTS UNITS OF INTEREST
UNDER GROUP ANNUITY CONTRACTS

                                     FUNDS

--------------------------------------------------------------------------------

POOLED SEPARATE ACCOUNTS

..   AllianceBernstein Balanced, Separate Account No. 10 -- Pooled

..   AllianceBernstein Common Stock, Separate Account No. 4 -- Pooled

..   AllianceBernstein Mid Cap Growth, Separate Account No. 3 -- Pooled
SEPARATE ACCOUNT NO. 66

..   AXA Global Equity Managed Volatility

..   AXA International Core Managed Volatility

..   AXA International Value Managed Volatility

..   AXA Large Cap Core Managed Volatility

..   AXA Large Cap Growth Managed Volatility

..   AXA Large Cap Value Managed Volatility

..   AXA Mid Cap Value Managed Volatility

..   AXA/AB Small Cap Growth

..   Charter/SM/ Multi-Sector Bond

..   Charter/SM/ Small Cap Value

..   EQ/BlackRock Basic Value Equity

..   EQ/Calvert Socially Responsible

..   EQ/Capital Guardian Research

..   EQ/Equity 500 Index

..   EQ/Intermediate Government Bond

..   EQ/International Equity Index

..   EQ/JPMorgan Value Opportunities

..   EQ/Large Cap Growth Index

..   EQ/Mid Cap Index

..   EQ/Money Market

..   EQ/Quality Bond PLUS

..   EQ/T.Rowe Price Growth Stock

..   EQ/Wells Fargo Advantage Omega Growth

..   Multimanager Technology


                                      OF
                     AXA EQUITABLE LIFE INSURANCE COMPANY

                 BY PHONE:                   BY REGULAR MAIL (CORRESPONDENCE  BY REGISTERED, CERTIFIED, OR OVERNIGHT
                                               AND CONTRIBUTION CHECKS):      DELIVERY (CONTRIBUTION CHECKS ONLY):
              1-800-967-4560                         AXA Equitable                       AXA Equitable
(service consultants are available weekdays          P.O. Box 8095                        30 Dan Road
      9 a.m. to 5 p.m. Eastern time)             Boston, MA 02266-8095                  Canton, MA 02021

---------------------------------------------------------------------------------------------------------------------------------
                                                   FINANCIAL STATEMENTS INDEX
---------------------------------------------------------------------------------------------------------------------------------
                                                                                                                            PAGE
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNTS NO. 10 (POOLED),  Report of Independent Registered Public Accounting Firm............................... FSA-1
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 10 (POOLED)    Statement of Assets and Liabilities, December 31, 2015................................ FSA-2
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2015.......................... FSA-3
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2015 and 2014...................................................... FSA-4
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2015........................................... FSA-5
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 4 (POOLED)     Statement of Assets and Liabilities, December 31, 2015................................ FSA-16
                                    ---------------------------------------------------------------------------------------------
                                    Statement of Operations for the Year Ended December 31, 2015.......................... FSA-17
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2015 and 2014...................................................... FSA-18
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2015........................................... FSA-19
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 3 (POOLED)     Statement of Assets and Liabilities, December 31, 2015................................ FSA-28
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2015......................... FSA-29
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2015 and 2014...................................................... FSA-30
                                    ---------------------------------------------------------------------------------------------
                                    Portfolio of Investments, December 31, 2015........................................... FSA-31
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT NO. 66 (POOLED)    Statements of Assets and Liabilities, December 31, 2015............................... FSA-34
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Operations for the Year Ended December 31, 2015......................... FSA-44
                                    ---------------------------------------------------------------------------------------------
                                    Statements of Changes in Net Assets for the Years
                                    Ended December 31, 2015 and 2014...................................................... FSA-52
---------------------------------------------------------------------------------------------------------------------------------
SEPARATE ACCOUNT 10 (POOLED),       Notes to Financial Statements......................................................... FSA-67
4 (POOLED), 3 (POOLED) AND
66 (POOLED)
---------------------------------------------------------------------------------------------------------------------------------
AXA EQUITABLE LIFE                  Reports of Independent Registered Public Accounting Firm.............................. F-1
INSURANCE COMPANY                   ---------------------------------------------------------------------------------------------
                                    Consolidated Balance Sheets as of December 31, 2015 and 2014.......................... F-2
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Earnings (Loss), Years
                                    Ended December 31, 2015, 2014 and 2013................................................ F-3
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Comprehensive Income (Loss),
                                    Years Ended December 31, 2015, 2014 and 2013.......................................... F-4
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Equity, Years
                                    Ended December 31, 2015, 2014 and 2013................................................ F-5
                                    ---------------------------------------------------------------------------------------------
                                    Consolidated Statements of Cash Flows, Years
                                    Ended December 31, 2015, 2014 and 2013................................................ F-6
                                    ---------------------------------------------------------------------------------------------
                                    Notes to Consolidated Financial Statements............................................ F-8
---------------------------------------------------------------------------------------------------------------------------------
                                    The financial statements of the Funds reflect fees, charges and other expenses of the
                                    Separate Accounts applicable to contracts under RIA as in effect during the periods covered, as well as the expense charges made in accordance with the terms of all other contracts participating in the respective Funds.
---------------------------------------------------------------------------------------------------------------------------------

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors of
AXA Equitable Life Insurance Company
and Contractowners of Separate Accounts No. 10, 4, 3 and 66 of AXA Equitable Life Insurance Company:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and each of the separate Variable Investment Options of Separate Account No. 66, of AXA Equitable Life Insurance Company ("AXA Equitable") at December 31, 2015, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of AXA Equitable's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian, brokers and the underlying funds' transfer agents, and the application of alternative auditing procedures where securities purchased had not been received, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
April 18, 2016

                                 FSA-1  #799591

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $14,613,441)....................... $16,060,635
  Long-term debt securities -- at fair value (amortized cost: $10,302,025).  10,373,405
  Short-term debt securities -- at fair value (amortized cost: $540,018)...     540,018
  Rights -- at fair value (cost: $1,772)...................................         883
Cash.......................................................................     379,751
Foreign cash (cost: $29,841)...............................................      29,713
Interest and dividends receivable..........................................      91,653
Receivable for investment securities sold..................................     423,231
Fees receivable from Contractowners........................................      43,876
                                                                            -----------
   Total assets............................................................  27,943,165
                                                                            -----------

LIABILITIES:
Payable for investments securities purchased...............................     822,793
Due to AXA Equitable's General Account.....................................     105,001
Accrued custody and bank fees..............................................      18,784
Administrative fees payable................................................          20
Asset management fee payable...............................................      54,413
Accrued expenses...........................................................      30,395
                                                                            -----------
   Total liabilities.......................................................   1,031,406
                                                                            -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION............... $26,911,759
                                                                            ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.            1      $32,725.90
RIA...........        6,855          293.64
MRP...........      351,471           70.27
EPP...........          612          309.98

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-2

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $25,012)..................................................... $   472,140
  Interest.................................................................................................     253,037
                                                                                                            -----------
   Total investment income.................................................................................     725,177
                                                                                                            -----------

EXPENSES (NOTE 6):
  Investment management fees...............................................................................    (146,208)
  Custody and bank fees....................................................................................     (18,222)
  Other operating expenses.................................................................................     (21,989)
                                                                                                            -----------
   Total expenses..........................................................................................    (186,419)
                                                                                                            -----------

NET INVESTMENT INCOME......................................................................................     538,758
                                                                                                            -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS (NOTE 2):
  Net realized gain from investments and foreign currency transactions.....................................   1,240,726
  Change in unrealized depreciation of investments and foreign currency denominated assets and liabilities.  (1,710,724)
                                                                                                            -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS...................    (469,998)
                                                                                                            -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS...................................................... $    68,760
                                                                                                            ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-3

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                              YEAR ENDED        YEAR ENDED
                                                                                           DECEMBER 31, 2015 DECEMBER 31, 2014
                                                                                           ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
 Net investment income....................................................................    $   538,758       $   673,536
 Net realized gain on investments and foreign currency transactions.......................      1,240,726         1,683,031
 Net change in unrealized depreciation of investments and foreign currency denominated
   assets and liabilities.................................................................     (1,710,724)         (972,838)
                                                                                              -----------       -----------
   Net increase in assets attributable to operations......................................         68,760         1,383,729
                                                                                              -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
 Contributions............................................................................      1,797,162         2,258,398
 Withdrawals..............................................................................     (5,422,991)       (5,034,197)
 Asset management fees (Note 6)...........................................................        (94,628)         (100,493)
 Administrative fees (Note 6).............................................................       (243,348)         (291,604)
                                                                                              -----------       -----------
   Net decrease in net assets attributable to contractowner transactions..................     (3,963,805)       (3,167,896)
                                                                                              -----------       -----------
DECREASE IN NET ASSETS....................................................................     (3,895,045)       (1,784,167)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.......     30,806,804        32,590,971
                                                                                              -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.............    $26,911,759       $30,806,804
                                                                                              ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                     FSA-4

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
COMMON STOCKS -- 59.7%

FINANCIALS -- 11.7%

BANKS -- 4.9%
Bank Leumi Le-Israel BM/(a)/..............  5,260   $   18,238
Bank of America Corp......................  6,960      117,137
Barclays PLC..............................  9,820       31,602
BNP Paribas SA............................    540       30,539
Canadian Imperial Bank of Commerce/Canada.    390       25,602
Citigroup, Inc............................  2,200      113,850
Comerica, Inc.............................    970       40,575
Commonwealth Bank of Australia............    990       61,110
Fifth Third Bancorp.......................  1,730       34,773
HSBC Holdings PLC.........................  8,880       70,086
ING Groep NV..............................  1,980       26,778
Intesa Sanpaolo SpA.......................  7,260       24,101
JPMorgan Chase & Co.......................  2,185      144,276
KeyCorp...................................  3,360       44,319
Mitsubishi UFJ Financial Group, Inc.......  9,200       56,940
Mizuho Financial Group, Inc............... 10,000       19,983
PNC Financial Services Group, Inc. (The)..    330       31,452
Raiffeisen Bank International AG/(a)/.....  1,850       27,101
Resona Holdings, Inc......................  7,300       35,421
Royal Bank of Scotland Group PLC/(a)/.....  3,960       17,599
Societe Generale SA.......................    830       38,232
Sumitomo Mitsui Financial Group, Inc......    800       30,168
UniCredit SpA.............................  4,180       23,100
Wells Fargo & Co..........................  2,950      160,362
Westpac Banking Corp......................  1,945       47,072
Yamaguchi Financial Group, Inc............  3,000       35,512
                                                    ----------
                                                     1,305,928
                                                    ----------
CAPITAL MARKETS -- 0.8%
3i Group PLC..............................  8,850       62,679
Credit Suisse Group AG/(a)/...............    710       15,304
Deutsche Bank AG..........................  1,740       42,576
Franklin Resources, Inc...................    880       32,401
Legg Mason, Inc...........................    860       33,738
Morgan Stanley............................    720       22,903
                                                    ----------
                                                       209,601
                                                    ----------
CONSUMER FINANCE -- 0.7%
American Express Co.......................    876       60,926
Capital One Financial Corp................    350       25,263
Discover Financial Services...............    830       44,505
Synchrony Financial/(a)/..................  1,620       49,264
                                                    ----------
                                                       179,958
                                                    ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.8%
Berkshire Hathaway, Inc. -- Class B/(a)/..    630       83,185
Industrivarden AB -- Class C..............  2,000       34,260
Investment AB Kinnevik -- Class B.........  1,040       32,075
Investor AB -- Class B....................  1,400       51,516
ORIX Corp.................................  1,600       22,427
                                                    ----------
                                                       223,463
                                                    ----------
INSURANCE -- 3.3%
Aegon NV..................................  6,160       34,823
Ageas.....................................  1,050       48,714
Allianz SE................................    480       85,279
American International Group, Inc.........  1,000       61,970
AMP Ltd................................... 10,290       43,288

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
INSURANCE (CONTINUED)
Assicurazioni Generali SpA..........................  1,920   $   35,058
Axis Capital Holdings Ltd...........................    580       32,608
Chubb Corp. (The)...................................    410       54,382
CNP Assurances......................................  2,140       28,855
FNF Group...........................................    910       31,550
Hannover Rueck SE...................................    420       48,202
Hartford Financial Services Group, Inc. (The).......  1,030       44,764
Lincoln National Corp...............................    830       41,716
Mapfre SA...........................................  9,320       23,320
MetLife, Inc........................................    760       36,640
Muenchener Rueckversicherungs-Gesellschaft AG in
 Muenchen (REG).....................................    305       61,145
Old Mutual PLC...................................... 11,510       30,273
SCOR SE.............................................  1,100       41,142
Travelers Cos., Inc. (The)..........................    394       44,467
Unum Group..........................................  1,380       45,940
Zurich Insurance Group AG/(a)/......................     90       23,135
                                                              ----------
                                                                 897,271
                                                              ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.7%
American Capital Agency Corp........................  1,940       33,640
GPT Group (The)..................................... 13,230       45,746
H&R Real Estate Investment Trust....................  2,650       38,249
Land Securities Group PLC...........................  1,650       28,597
Realty Income Corp..................................    600       30,978
VEREIT, Inc.........................................  3,010       23,839
                                                              ----------
                                                                 201,049
                                                              ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.5%
CA Immobilien Anlagen AG/(a)/.......................  1,320       24,132
Daito Trust Construction Co., Ltd...................    200       23,083
Kerry Properties Ltd................................  6,000       16,328
Sino Land Co., Ltd.................................. 18,000       26,221
Swire Pacific Ltd. -- Class A.......................  3,500       39,095
                                                              ----------
                                                                 128,859
                                                              ----------
Total Financials....................................           3,146,129
                                                              ----------

CONSUMER DISCRETIONARY -- 9.2%

AUTO COMPONENTS -- 0.5%
Cie Generale des Etablissements Michelin -- Class B.    380       36,154
Magna International, Inc. (New York) -- Class A.....    530       21,497
Magna International, Inc. -- Class A................    600       24,240
Sumitomo Electric Industries Ltd....................  2,400       33,862
Toyoda Gosei Co., Ltd...............................  1,200       27,238
                                                              ----------
                                                                 142,991
                                                              ----------
AUTOMOBILES -- 1.1%
Daihatsu Motor Co., Ltd.............................  2,000       26,958
Daimler AG..........................................    680       57,307
Fuji Heavy Industries Ltd...........................    800       32,930
Nissan Motor Co., Ltd...............................  2,700       28,248
Peugeot SA/(a)/.....................................  1,820       31,889
Renault SA..........................................    290       29,016
Toyota Motor Corp...................................    400       24,611
Volkswagen AG.......................................    200       30,916
Volkswagen AG (Preference Shares)...................    210       30,511
                                                              ----------
                                                                 292,386
                                                              ----------
HOTELS, RESTAURANTS & LEISURE -- 1.0%
Carnival Corp.......................................  1,110       60,473
Darden Restaurants, Inc.............................    690       43,911

                                     FSA-5

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                    SHARES U.S. $ VALUE
--------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Hilton Worldwide Holdings, Inc............  1,900     $ 40,660
McDonald's Corp...........................    342       40,404
Starbucks Corp............................    900       54,027
Yum! Brands, Inc..........................    560       40,908
                                                      --------
                                                       280,383
                                                      --------
HOUSEHOLD DURABLES -- 0.9%
Berkeley Group Holdings PLC...............    670       36,416
Iida Group Holdings Co., Ltd..............  1,900       35,185
Leggett & Platt, Inc......................    970       40,759
Sekisui Chemical Co., Ltd.................  3,000       39,136
Sekisui House Ltd.........................  2,000       33,600
Sony Corp.................................  1,400       34,379
Toll Brothers, Inc./(a)/..................    560       18,648
                                                      --------
                                                       238,123
                                                      --------
INTERNET & CATALOG RETAIL -- 0.9%
Amazon.com, Inc./(a)/.....................    190      128,419
Expedia, Inc..............................    410       50,963
Priceline Group, Inc. (The)/(a)/..........     40       50,998
                                                      --------
                                                       230,380
                                                      --------
LEISURE PRODUCTS -- 0.2%
Bandai Namco Holdings, Inc................  1,300       27,443
Hasbro, Inc...............................    270       18,187
                                                      --------
                                                        45,630
                                                      --------
MEDIA -- 2.0%
Cablevision Systems Corp. -- Class A......    730       23,287
CBS Corp. -- Class B......................    990       46,659
Comcast Corp. -- Class A..................  2,040      115,117
Interpublic Group of Cos., Inc. (The).....  1,610       37,481
Sky PLC...................................  2,240       36,712
Time Warner Cable, Inc. -- Class A........    240       44,542
Time Warner, Inc..........................    660       42,682
Twenty-First Century Fox, Inc. -- Class A.  1,940       52,690
Twenty-First Century Fox, Inc. -- Class B.  1,480       40,300
Viacom, Inc. -- Class B...................    450       18,522
Walt Disney Co. (The).....................    470       49,388
Wolters Kluwer NV.........................    790       26,520
                                                      --------
                                                       533,900
                                                      --------
MULTILINE RETAIL -- 0.3%
Kohl's Corp...............................    820       39,056
Macy's, Inc...............................  1,210       42,326
                                                      --------
                                                        81,382
                                                      --------
SPECIALTY RETAIL -- 1.5%
Advance Auto Parts, Inc...................    220       33,112
Bed Bath & Beyond, Inc./(a)/..............    690       33,292
GameStop Corp. -- Class A.................    990       27,760
Home Depot, Inc. (The)....................    740       97,865
Industria de Diseno Textil SA.............    920       31,593
JB Hi-Fi Ltd..............................  3,700       52,280
Lowe's Cos., Inc..........................    390       29,656
Staples, Inc..............................  4,630       43,846
TJX Cos., Inc. (The)......................    720       51,055
                                                      --------
                                                       400,459
                                                      --------
TEXTILES, APPAREL & LUXURY GOODS -- 0.8%
Coach, Inc................................  1,410       46,150
LVMH Moet Hennessy Louis Vuitton SE.......    420       65,942

COMPANY                                SHARES U.S. $ VALUE
----------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS (CONTINUED)
NIKE, Inc. -- Class B.................    860   $   53,750
Pandora A/S...........................    220       27,728
Swatch Group AG (The).................    440       29,731
                                                ----------
                                                   223,301
                                                ----------
Total Consumer Discretionary..........           2,468,935
                                                ----------
INFORMATION TECHNOLOGY -- 8.7%

COMMUNICATIONS EQUIPMENT -- 0.5%
Cisco Systems, Inc....................  2,980       80,922
F5 Networks, Inc./(a)/................    560       54,298
                                                ----------
                                                   135,220
                                                ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Corning, Inc..........................  2,340       42,775
Hitachi Ltd...........................  6,000       33,970
                                                ----------
                                                    76,745
                                                ----------
INTERNET SOFTWARE & SERVICES -- 1.7%
Alphabet, Inc. -- Class A/(a)/........    185      143,932
Alphabet, Inc. -- Class C/(a)/........    195      147,982
eBay, Inc./(a)/.......................  1,880       51,662
Facebook, Inc. -- Class A/(a)/........  1,070      111,986
                                                ----------
                                                   455,562
                                                ----------
IT SERVICES -- 1.9%
Accenture PLC -- Class A..............    200       20,900
Atos SE...............................    370       31,049
Cap Gemini SA.........................    210       19,477
Fujitsu Ltd...........................  8,000       39,896
International Business Machines Corp..    730      100,462
MasterCard, Inc. -- Class A...........    760       73,994
Teradata Corp./(a)/...................  1,250       33,025
Total System Services, Inc............    590       29,382
Vantiv, Inc. -- Class A/(a)/..........    800       37,936
Visa, Inc. -- Class A.................    580       44,979
Western Union Co. (The) -- Class W....  2,240       40,118
Xerox Corp............................  5,020       53,363
                                                ----------
                                                   524,581
                                                ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 1.0%
Applied Materials, Inc................  1,150       21,471
Intel Corp............................  3,240      111,618
Marvell Technology Group Ltd..........  4,310       38,014
Micron Technology, Inc./(a)/..........  2,620       37,099
Siltronic AG/(a)/.....................    660       16,196
Texas Instruments, Inc................  1,030       56,454
                                                ----------
                                                   280,852
                                                ----------
SOFTWARE -- 1.4%
Microsoft Corp........................  4,400      244,112
Oracle Corp...........................  1,650       60,275
salesforce.com, Inc./(a)/.............    530       41,552
VMware, Inc. -- Class A/(a)/..........    530       29,982
                                                ----------
                                                   375,921
                                                ----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 1.9%
Apple, Inc............................  3,297      347,042
BlackBerry Ltd./(a)/..................  3,150       29,117
FUJIFILM Holdings Corp................  1,200       50,037
Hewlett Packard Enterprise Co.........  1,690       25,688

                                     FSA-6

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS (CONTINUED)
HP, Inc..................................  1,690   $   20,010
Western Digital Corp.....................    460       27,623
                                                   ----------
                                                      499,517
                                                   ----------
Total Information Technology.............           2,348,398
                                                   ----------
HEALTH CARE -- 8.0%

BIOTECHNOLOGY -- 1.5%
AbbVie, Inc..............................  1,260       74,642
Amgen, Inc...............................    410       66,555
Biogen, Inc./(a)/........................    170       52,080
Celgene Corp./(a)/.......................    470       56,287
Gilead Sciences, Inc.....................  1,140      115,357
Medivation, Inc./(a)/....................    960       46,406
                                                   ----------
                                                      411,327
                                                   ----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 0.6%
Baxter International, Inc................  1,190       45,399
Cochlear Ltd.............................    520       35,928
CR Bard, Inc.............................    220       41,677
Intuitive Surgical, Inc./(a)/............     40       21,846
ResMed, Inc..............................    470       25,234
                                                   ----------
                                                      170,084
                                                   ----------
HEALTH CARE PROVIDERS & SERVICES -- 1.7%
Aetna, Inc...............................    510       55,141
Alfresa Holdings Corp....................  1,300       25,654
AmerisourceBergen Corp. -- Class A.......    510       52,892
Anthem, Inc..............................    420       58,565
Express Scripts Holding Co./(a)/.........    650       56,816
HCA Holdings, Inc./(a)/..................    320       21,642
McKesson Corp............................    170       33,529
Medipal Holdings Corp....................  2,200       37,466
Quest Diagnostics, Inc...................    690       49,087
Suzuken Co., Ltd./Aichi Japan............  1,210       45,944
UnitedHealth Group, Inc..................    150       17,646
                                                   ----------
                                                      454,382
                                                   ----------
PHARMACEUTICALS -- 4.2%
Bayer AG.................................    300       37,738
Bristol-Myers Squibb Co..................    330       22,701
Eli Lilly & Co...........................    370       31,176
GlaxoSmithKline PLC......................  4,120       83,190
Johnson & Johnson........................  1,790      183,869
Merck & Co., Inc.........................  1,334       70,462
Novartis AG (REG)........................  1,600      137,713
Novo Nordisk A/S -- Class B..............  1,820      105,335
Otsuka Holdings Co., Ltd.................  1,000       35,499
Pfizer, Inc..............................  4,174      134,737
Roche Holding AG.........................    565      156,660
Sanofi...................................    680       57,927
Teva Pharmaceutical Industries Ltd.......    970       63,283
                                                   ----------
                                                    1,120,290
                                                   ----------
Total Health Care........................           2,156,083
                                                   ----------
CONSUMER STAPLES -- 6.5%

BEVERAGES -- 1.4%
Anheuser-Busch InBev SA/NV...............    470       58,466
Carlsberg A/S -- Class B.................    300       26,567
Coca-Cola Co. (The)......................  1,160       49,834

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
BEVERAGES (CONTINUED)
Coca-Cola Enterprises, Inc........................    850   $   41,854
Heineken Holding NV...............................    600       46,173
Heineken NV.......................................    590       50,257
Molson Coors Brewing Co. -- Class B...............    570       53,534
PepsiCo, Inc......................................    380       37,970
SABMiller PLC.....................................    310       18,542
                                                            ----------
                                                               383,197
                                                            ----------
FOOD & STAPLES RETAILING -- 1.1%
CVS Health Corp...................................    310       30,309
Delhaize Group....................................    170       16,539
Empire Co., Ltd. -- Class A.......................  1,950       36,133
Koninklijke Ahold NV..............................  2,613       55,094
Sysco Corp........................................    810       33,210
Wal-Mart Stores, Inc..............................  1,310       80,303
WM Morrison Supermarkets PLC...................... 17,290       37,665
                                                            ----------
                                                               289,253
                                                            ----------
FOOD PRODUCTS -- 1.8%
Archer-Daniels-Midland Co.........................  1,190       43,649
Bunge Ltd.........................................    650       44,382
Campbell Soup Co..................................    890       46,770
ConAgra Foods, Inc................................    860       36,258
General Mills, Inc................................  1,010       58,237
Nestle SA (REG)...................................  2,225      165,272
NH Foods Ltd......................................  2,000       39,167
Yamazaki Baking Co., Ltd..........................  2,000       44,934
                                                            ----------
                                                               478,669
                                                            ----------
HOUSEHOLD PRODUCTS -- 0.5%
Clorox Co. (The)..................................    410       52,000
Colgate-Palmolive Co..............................  1,140       75,947
                                                            ----------
                                                               127,947
                                                            ----------
PERSONAL PRODUCTS -- 0.4%
L'Oreal SA........................................    320       53,803
Unilever PLC......................................  1,520       65,183
                                                            ----------
                                                               118,986
                                                            ----------
TOBACCO -- 1.3%
Altria Group, Inc.................................  1,180       68,688
British American Tobacco PLC......................  2,120      117,708
Imperial Tobacco Group PLC........................    850       44,886
Philip Morris International, Inc..................  1,020       89,668
Swedish Match AB..................................    600       21,230
                                                            ----------
                                                               342,180
                                                            ----------
Total Consumer Staples............................           1,740,232
                                                            ----------
INDUSTRIALS -- 5.7%

AEROSPACE & DEFENSE -- 1.2%
Boeing Co. (The)..................................    260       37,593
General Dynamics Corp.............................    340       46,702
L-3 Communications Holdings, Inc..................    470       56,170
Lockheed Martin Corp..............................    180       39,087
Northrop Grumman Corp.............................    210       39,650
Precision Castparts Corp..........................    180       41,762
Spirit AeroSystems Holdings, Inc. -- Class A/(a)/.    780       39,055
Thales SA.........................................    370       27,683
                                                            ----------
                                                               327,702
                                                            ----------

                                     FSA-7

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
AIR FREIGHT & LOGISTICS -- 0.2%
CH Robinson Worldwide, Inc...............    720   $   44,655
United Parcel Service, Inc. -- Class B...    140       13,472
                                                   ----------
                                                       58,127
                                                   ----------
AIRLINES -- 0.5%
Delta Air Lines, Inc.....................  1,150       58,293
JetBlue Airways Corp./(a)/...............  1,820       41,223
Qantas Airways Ltd./(a)/.................  9,803       29,011
                                                   ----------
                                                      128,527
                                                   ----------
BUILDING PRODUCTS -- 0.1%
Asahi Glass Co., Ltd.....................  6,000       34,345
                                                   ----------

COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp..............................    500       45,525
Dai Nippon Printing Co., Ltd.............  4,000       39,522
Toppan Printing Co., Ltd.................  5,000       46,027
                                                   ----------
                                                      131,074
                                                   ----------
CONSTRUCTION & ENGINEERING -- 0.2%
Jacobs Engineering Group, Inc./(a)/......  1,030       43,208
                                                   ----------
ELECTRICAL EQUIPMENT -- 0.3%
Fuji Electric Co., Ltd...................  9,000       37,714
OSRAM Licht AG...........................    600       25,120
Vestas Wind Systems A/S..................    480       33,510
                                                   ----------
                                                       96,344
                                                   ----------
INDUSTRIAL CONGLOMERATES -- 0.8%
CK Hutchison Holdings Ltd................  2,000       26,884
General Electric Co......................  4,170      129,895
NWS Holdings Ltd......................... 16,000       23,884
Siemens AG (REG).........................    250       24,409
                                                   ----------
                                                      205,072
                                                   ----------
MACHINERY -- 0.5%
Dover Corp...............................    430       26,364
Hitachi Construction Machinery Co., Ltd..  2,800       43,510
Metso Oyj................................  1,180       26,421
Mitsubishi Heavy Industries Ltd..........  7,000       30,582
                                                   ----------
                                                      126,877
                                                   ----------
PROFESSIONAL SERVICES -- 0.5%
Adecco SA/(a)/...........................    350       23,969
Equifax, Inc.............................    460       51,230
Experian PLC.............................  2,260       39,936
Randstad Holding NV......................    280       17,429
                                                   ----------
                                                      132,564
                                                   ----------
ROAD & RAIL -- 0.7%
Canadian National Railway Co.............    550       30,626
Central Japan Railway Co.................    500       88,693
Nippon Express Co., Ltd..................  5,000       23,477
West Japan Railway Co....................    500       34,533
                                                   ----------
                                                      177,329
                                                   ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.1%
ITOCHU Corp..............................  3,500       41,365
                                                   ----------

TRANSPORTATION INFRASTRUCTURE -- 0.1%
Auckland International Airport Ltd.......  4,590       18,024
                                                   ----------
Total Industrials........................           1,520,558
                                                   ----------

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
ENERGY -- 3.2%

ENERGY EQUIPMENT & SERVICES -- 0.2%
Schlumberger Ltd........................    640     $ 44,640
Tenaris SA..............................  1,740       20,596
                                                    --------
                                                      65,236
                                                    --------
OIL, GAS & CONSUMABLE FUELS -- 3.0%
BP PLC.................................. 12,190       63,335
Chevron Corp............................  1,050       94,458
Eni SpA.................................  3,830       56,883
Exxon Mobil Corp........................  2,082      162,292
HollyFrontier Corp......................    410       16,355
JX Holdings, Inc........................  5,800       24,323
Kinder Morgan, Inc./DE..................  3,940       58,785
Phillips 66.............................    330       26,994
Repsol SA...............................  1,770       19,478
Royal Dutch Shell PLC -- Class A........  2,300       52,082
Royal Dutch Shell PLC -- Class B........  1,140       25,976
Tesoro Corp.............................    260       27,396
TOTAL SA................................  1,510       67,667
Valero Energy Corp......................  1,050       74,246
Woodside Petroleum Ltd..................  1,500       31,202
                                                    --------
                                                     801,472
                                                    --------
Total Energy............................             866,708
                                                    --------

MATERIALS -- 2.8%

CHEMICALS -- 2.0%
Asahi Kasei Corp........................  5,000       33,782
BASF SE.................................    955       73,366
Daicel Corp.............................  1,600       23,791
Dow Chemical Co. (The)..................  1,260       64,865
EI du Pont de Nemours & Co..............    440       29,304
JSR Corp................................  1,400       21,800
LyondellBasell Industries NV -- Class A.    700       60,830
Mitsubishi Chemical Holdings Corp.......  7,000       44,376
Mitsubishi Gas Chemical Co., Inc........  7,000       35,765
Novozymes A/S -- Class B................    600       28,717
Potash Corp. of Saskatchewan, Inc.......    900       15,355
Sherwin-Williams Co. (The)..............    200       51,920
Yara International ASA..................    920       39,569
                                                    --------
                                                     523,440
                                                    --------
CONSTRUCTION MATERIALS -- 0.3%
CRH PLC.................................  1,710       49,294
Fletcher Building Ltd...................  7,830       38,981
                                                    --------
                                                      88,275
                                                    --------
CONTAINERS & PACKAGING -- 0.2%
Amcor Ltd./Australia....................  3,080       29,876
Sealed Air Corp.........................    740       33,004
                                                    --------
                                                      62,880
                                                    --------
PAPER & FOREST PRODUCTS -- 0.3%
UPM-Kymmene Oyj.........................  4,040       74,973
                                                    --------
Total Materials.........................             749,568
                                                    --------

UTILITIES -- 2.0%

ELECTRIC UTILITIES -- 1.5%
Chubu Electric Power Co., Inc...........  1,600       21,892
EDP -- Energias de Portugal SA.......... 12,740       45,888

                                     FSA-8

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                     SHARES   U.S. $ VALUE
-----------------------------------------------------------------
ELECTRIC UTILITIES (CONTINUED)
Enel SpA..................................     5,870  $    24,604
Entergy Corp..............................       470       32,129
Exelon Corp...............................     1,700       47,209
Iberdrola SA..............................     9,610       68,097
Mighty River Power Ltd....................     8,390       15,935
NextEra Energy, Inc.......................       660       68,567
Southern Co. (The)........................     1,490       69,717
                                                      -----------
                                                          394,038
                                                      -----------
GAS UTILITIES -- 0.1%
Gas Natural SDG SA........................     1,760       35,875
                                                      -----------

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.1%
NRG Energy, Inc...........................     3,560       41,901
                                                      -----------

MULTI-UTILITIES -- 0.3%
Consolidated Edison, Inc..................       750       48,203
Public Service Enterprise Group, Inc......       680       26,309
                                                      -----------
                                                           74,512
                                                      -----------
Total Utilities...........................                546,326
                                                      -----------

TELECOMMUNICATION SERVICES -- 1.9%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.6%
AT&T, Inc.................................     2,938      101,097
Nippon Telegraph & Telephone Corp.........     1,700       67,600
Orange SA.................................     1,740       29,091
Proximus SADP.............................       690       22,444
Spark New Zealand Ltd.....................    19,600       44,175
Telecom Italia SpA (ordinary Shares)/(a)/.    23,200       29,389
Telecom Italia SpA (Savings Shares).......    18,800       19,287
TeliaSonera AB............................     7,210       35,850
TELUS Corp................................     1,010       27,818
Verizon Communications, Inc...............     1,030       47,607
                                                      -----------
                                                          424,358
                                                      -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.3%
Vodafone Group PLC........................    28,790       93,340
                                                      -----------
Total Telecommunication Services..........                517,698
                                                      -----------
Total Common Stocks
 (cost $14,613,441).......................             16,060,635
                                                      -----------

                                           PRINCIPAL
                                            AMOUNT
                                             (000)
-----------------------------------------------------------------
LONG-TERM DEBT SECURITIES -- 38.5%

GOVERNMENTS - TREASURIES -- 13.5%

UNITED STATES -- 13.5%
U.S. Treasury Bonds
 2.75%, 8/15/42...........................   $    10        9,558
  2.875%, 5/15/43.........................        10        9,750
  3.00%, 5/15/42-11/15/45.................       281      280,318
  3.125%, 2/15/43.........................        35       35,872
  3.625%, 8/15/43-2/15/44.................        78       88,173
  4.375%, 2/15/38.........................        29       36,597
  4.625%, 2/15/40.........................       164      213,616
  6.25%, 5/15/30..........................        38       54,664

                                                    PRINCIPAL
                                                     AMOUNT
                                                      (000)   U.S. $ VALUE
--------------------------------------------------------------------------
UNITED STATES (CONTINUED)
U.S. Treasury Notes
 0.50%, 3/31/17....................................    $  220   $  218,995
  0.625%, 5/31/17-9/30/17..........................       638      634,759
  0.875%, 6/15/17..................................       394      393,569
  1.25%, 4/30/19...................................       150      149,045
  1.375%, 8/31/20-10/31/20.........................       690      678,396
  1.50%, 8/31/18-5/31/20...........................       280      278,827
  1.625%, 6/30/20-7/31/20..........................       103      102,061
  1.75%, 9/30/19-12/31/20..........................       354      355,183
  2.50%, 8/15/23...................................        76       77,974
                                                                ----------
Total Governments -- Treasuries....................              3,617,357
                                                                ----------

CORPORATES - INVESTMENT GRADE -- 10.9%(B)

INDUSTRIAL -- 6.6%

BASIC -- 0.4%
Barrick Gold Corp.
 4.10%, 5/01/23....................................         2        1,716
Dow Chemical Co. (The)
 7.375%, 11/01/29..................................         5        6,175
  8.55%, 5/15/19...................................        12       14,144
Eastman Chemical Co.
 3.80%, 3/15/25....................................        10        9,684
Freeport-McMoran Oil & Gas LLC/FCX Oil & Gas, Inc.
 6.50%, 11/15/20...................................         8        5,160
Freeport-McMoRan, Inc.
 2.375%, 3/15/18...................................        16       12,480
Glencore Funding LLC
 4.125%, 5/30/23...................................         4        2,950
International Paper Co.
 3.80%, 1/15/26....................................         7        6,897
  5.15%, 5/15/46...................................         5        4,757
Mosaic Co. (The)
 5.625%, 11/15/43..................................        10        9,585
Rio Tinto Finance USA PLC
 2.25%, 12/14/18...................................        30       29,252
Vale Overseas Ltd.
 6.875%, 11/21/36..................................         5        3,495
                                                                ----------
                                                                   106,295
                                                                ----------
CAPITAL GOODS -- 0.4%
BAE Systems Holdings, Inc.
 3.80%, 10/07/24...................................        27       26,848
General Electric Capital Corp.
 4.65%, 10/17/21...................................        13       14,393
  Series G
  5.625%, 5/01/18..................................        15       16,359
General Electric Co.
  Series B
  4.10%, 12/15/22/(c)/.............................         7        6,983
Owens Corning
 6.50%, 12/01/16/(d)/..............................         2        2,058
Republic Services, Inc.
 5.50%, 9/15/19....................................        20       22,004
Yamana Gold, Inc.
 4.95%, 7/15/24....................................        32       27,135
                                                                ----------
                                                                   115,780
                                                                ----------

                                     FSA-9

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                                  PRINCIPAL
                                                   AMOUNT
                                                    (000)   U.S. $ VALUE
------------------------------------------------------------------------
COMMUNICATIONS - MEDIA -- 1.4%
21st Century Fox America, Inc.
 3.00%, 9/15/22..................................     $  55     $ 54,198
  4.50%, 2/15/21.................................        25       26,901
  6.55%, 3/15/33.................................         5        5,698
CBS Corp.
 3.50%, 1/15/25..................................        10        9,533
  5.75%, 4/15/20.................................        30       33,299
Comcast Cable Communications Holdings, Inc.
 9.455%, 11/15/22................................        15       20,710
Cox Communications, Inc.
 2.95%, 6/30/23..................................        11        9,690
Discovery Communications LLC
 3.45%, 3/15/25..................................        14       12,674
McGraw Hill Financial, Inc.
 4.40%, 2/15/26..................................        26       26,602
RELX Capital, Inc.
 8.625%, 1/15/19.................................        27       31,490
TCI Communications, Inc.
 7.875%, 2/15/26.................................        25       33,787
Time Warner Cable, Inc.
 4.125%, 2/15/21.................................        30       30,632
  4.50%, 9/15/42.................................        10        7,848
Time Warner, Inc.
 3.55%, 6/01/24..................................        19       18,644
  4.00%, 1/15/22.................................         9        9,324
  4.70%, 1/15/21.................................        10       10,763
  7.625%, 4/15/31................................         6        7,424
Viacom, Inc.
 3.875%, 12/15/21................................        10        9,831
  3.875%, 4/01/24................................        16       14,993
  5.625%, 9/15/19................................         5        5,399
                                                                --------
                                                                 379,440
                                                                --------
COMMUNICATIONS - TELECOMMUNICATIONS -- 0.8%
American Tower Corp.
 5.05%, 9/01/20..................................        30       32,387
AT&T, Inc.
 3.40%, 5/15/25..................................        45       43,249
  4.45%, 5/15/21.................................        17       18,094
British Telecommunications PLC
 9.625%, 12/15/30................................        12       17,510
DIRECTV Holdings LLC/DIRECTV Financing Co., Inc.
 3.80%, 3/15/22..................................         3        3,019
  4.45%, 4/01/24.................................        10       10,271
  4.60%, 2/15/21.................................        15       15,888
Telefonica Emisiones SAU
 5.462%, 2/16/21.................................        10       11,176
Verizon Communications, Inc.
 4.272%, 1/15/36.................................        23       20,764
  6.55%, 9/15/43.................................        30       35,616
                                                                --------
                                                                 207,974
                                                                --------
CONSUMER CYCLICAL - AUTOMOTIVE -- 0.2%
General Motors Financial Co., Inc.
 3.10%, 1/15/19..................................        25       24,964
  3.25%, 5/15/18.................................         2        2,010
  4.00%, 1/15/25.................................         5        4,744
  4.30%, 7/13/25.................................         5        4,848
                                                                --------
                                                                  36,566
                                                                --------

                                       PRINCIPAL
                                        AMOUNT
                                         (000)   U.S. $ VALUE
-------------------------------------------------------------
CONSUMER CYCLICAL - RETAILERS -- 0.3%
CVS Health Corp.
 3.875%, 7/20/25......................     $  25     $ 25,515
Kohl's Corp.
 4.25%, 7/17/25.......................        27       26,329
Macy's Retail Holdings, Inc.
 3.875%, 1/15/22......................        25       24,617
                                                     --------
                                                       76,461
                                                     --------
CONSUMER NON-CYCLICAL -- 1.3%
Actavis Funding SCS
 3.80%, 3/15/25.......................        26       25,867
  3.85%, 6/15/24......................         9        9,016
Agilent Technologies, Inc.
 5.00%, 7/15/20.......................         7        7,520
Ahold Finance USA LLC
 6.875%, 5/01/29......................        24       29,419
Altria Group, Inc.
 2.625%, 1/14/20......................        30       30,056
AstraZeneca PLC
 6.45%, 9/15/37.......................        10       12,646
Becton Dickinson and Co.
 3.734%, 12/15/24.....................        13       13,111
Biogen, Inc.
 4.05%, 9/15/25.......................        24       24,109
Bunge Ltd. Finance Corp.
 8.50%, 6/15/19.......................         1        1,157
Gilead Sciences, Inc.
 3.65%, 3/01/26.......................        23       23,195
Laboratory Corp. of America Holdings
 3.60%, 2/01/25.......................        10        9,649
Medtronic, Inc.
 3.50%, 3/15/25.......................        30       30,245
Mylan, Inc.
 2.60%, 6/24/18.......................        32       31,754
Reynolds American, Inc.
 3.25%, 11/01/22......................        16       15,820
  5.85%, 8/15/45......................        12       13,341
Thermo Fisher Scientific, Inc.
 4.15%, 2/01/24.......................        13       13,503
Tyson Foods, Inc.
 2.65%, 8/15/19.......................        10       10,006
  3.95%, 8/15/24......................        22       22,588
  4.50%, 6/15/22......................        30       31,931
                                                     --------
                                                      354,933
                                                     --------
ENERGY -- 1.4%
Diamond Offshore Drilling, Inc.
 4.875%, 11/01/43.....................        11        6,678
Encana Corp.
 3.90%, 11/15/21......................        10        8,254
Energy Transfer Partners LP
 6.125%, 2/15/17......................        10       10,215
  6.625%, 10/15/36....................         5        4,330
  6.70%, 7/01/18......................        15       15,773
EnLink Midstream Partners LP
 5.05%, 4/01/45.......................        21       13,022
Enterprise Products Operating LLC
 3.35%, 3/15/23.......................        20       18,085

                                    FSA-10

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                                   PRINCIPAL
                                                    AMOUNT
                                                     (000)   U.S. $ VALUE
-------------------------------------------------------------------------
ENERGY (CONTINUED)
  3.70%, 2/15/26..................................     $  27   $   24,219
  5.20%, 9/01/20..................................        20       20,976
Halliburton Co.
 5.00%, 11/15/45..................................        25       24,714
Kinder Morgan Energy Partners LP
 2.65%, 2/01/19...................................         8        7,396
  3.95%, 9/01/22..................................        36       31,339
  4.15%, 3/01/22..................................        11        9,774
  6.85%, 2/15/20..................................         9        9,309
Marathon Petroleum Corp.
 5.125%, 3/01/21..................................        11       11,545
Noble Energy, Inc.
 3.90%, 11/15/24..................................        21       18,690
  8.25%, 3/01/19..................................        29       32,433
Phillips 66
 4.30%, 4/01/22...................................        21       21,605
Plains All American Pipeline LP/PAA Finance Corp.
 3.60%, 11/01/24..................................        28       22,463
TransCanada PipeLines Ltd.
 6.35%, 5/15/67...................................        28       21,140
Valero Energy Corp.
 6.125%, 2/01/20..................................        17       18,747
Williams Partners LP
 3.90%, 1/15/25...................................         6        4,509
  4.125%, 11/15/20................................        16       14,284
                                                               ----------
                                                                  369,500
                                                               ----------
TECHNOLOGY -- 0.4%
Hewlett Packard Enterprise Co.
 4.90%, 10/15/25..................................        25       24,515
HP Enterprise Services LLC
 7.45%, 10/15/29..................................         5        5,799
HP, Inc.
 3.75%, 12/01/20..................................         3        2,977
Intel Corp.
 4.80%, 10/01/41..................................        15       15,637
KLA-Tencor Corp.
 4.65%, 11/01/24..................................        22       22,135
Motorola Solutions, Inc.
 3.50%, 3/01/23...................................        14       12,281
Seagate HDD Cayman
 4.75%, 1/01/25...................................        12        9,993
Total System Services, Inc.
 2.375%, 6/01/18..................................        14       13,855
  3.75%, 6/01/23..................................         8        7,762
                                                               ----------
                                                                  114,954
                                                               ----------
                                                                1,761,903
                                                               ----------
FINANCIAL INSTITUTIONS -- 3.7%

BANKING -- 2.5%
Bank of America Corp.
 3.30%, 1/11/23...................................        38       37,404
  3.875%, 8/01/25.................................        40       40,605
  4.20%, 8/26/24..................................        17       16,867
  5.00%, 5/13/21..................................        10       10,926
  Series L
  5.65%, 5/01/18..................................        50       53,765

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
BANKING (CONTINUED)
Capital One Financial Corp.
 4.75%, 7/15/21...............................     $  25     $ 27,079
Compass Bank
 5.50%, 4/01/20...............................        35       37,286
Fifth Third Bancorp
 3.50%, 3/15/22...............................        12       12,161
Goldman Sachs Group, Inc. (The)
 3.85%, 7/08/24...............................        10       10,205
  5.75%, 1/24/22..............................        55       62,547
  Series D
  6.00%, 6/15/20..............................        15       16,952
  Series G
  7.50%, 2/15/19..............................        35       40,049
HSBC Holdings PLC
 4.00%, 3/30/22...............................        30       31,493
  5.10%, 4/05/21..............................        20       22,235
JPMorgan Chase & Co.
 3.625%, 5/13/24..............................        32       32,474
  4.40%, 7/22/20..............................        20       21,348
  4.50%, 1/24/22..............................        20       21,572
Lloyds Bank PLC
 4.20%, 3/28/17...............................        30       30,922
Morgan Stanley
 3.75%, 2/25/23...............................        20       20,485
  4.75%, 3/22/17..............................        40       41,433
  Series G
  5.50%, 7/28/21..............................        38       42,574
Murray Street Investment Trust I
 4.647%, 3/09/17..............................         3        3,091
PNC Funding Corp.
 5.125%, 2/08/20..............................        15       16,496
State Street Corp.
 3.70%, 11/20/23..............................        15       15,608
                                                             --------
                                                              665,577
                                                             --------
BROKERAGE -- 0.1%
Nomura Holdings, Inc.
 2.00%, 9/13/16...............................        33       33,132
                                                             --------

INSURANCE -- 1.0%
Allied World Assurance Co. Holdings Ltd.
 7.50%, 8/01/16...............................        13       13,431
American International Group, Inc.
 4.875%, 6/01/22..............................        45       48,597
Anthem, Inc.
 3.30%, 1/15/23...............................        11       10,690
Guardian Life Insurance Co. of America (The)
 7.375%, 9/30/39..............................        10       12,741
Hartford Financial Services Group, Inc. (The)
 5.125%, 4/15/22..............................        15       16,473
  6.10%, 10/01/41.............................        18       20,893
Lincoln National Corp.
 8.75%, 7/01/19...............................         9       10,809
Massachusetts Mutual Life Insurance Co.
 8.875%, 6/01/39..............................        10       14,521
MetLife, Inc.
 7.717%, 2/15/19..............................        22       25,560
Nationwide Mutual Insurance Co.
 9.375%, 8/15/39..............................        25       36,286

                                    FSA-11

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                       PRINCIPAL
                                        AMOUNT
                                         (000)   U.S. $ VALUE
-------------------------------------------------------------
INSURANCE (CONTINUED)
Prudential Financial, Inc.
 4.50%, 11/15/20......................    $   19   $   20,391
  5.625%, 6/15/43.....................        15       15,338
XLIT Ltd.
 6.25%, 5/15/27.......................        19       21,857
                                                   ----------
                                                      267,587
                                                   ----------
REITS -- 0.1%
Host Hotels & Resorts LP
 Series D
 3.75%, 10/15/23......................         3        2,893
Welltower, Inc.
 5.25%, 1/15/22.......................        30       32,448
                                                   ----------
                                                       35,341
                                                   ----------
                                                    1,001,637
                                                   ----------
UTILITY -- 0.6%

ELECTRIC -- 0.3%
Berkshire Hathaway Energy Co.
 6.125%, 4/01/36......................        25       29,154
Constellation Energy Group, Inc.
 5.15%, 12/01/20......................         6        6,514
Exelon Corp.
 5.10%, 6/15/45.......................        10       10,073
Exelon Generation Co. LLC
 4.25%, 6/15/22.......................        13       13,171
Pacific Gas & Electric Co.
 4.50%, 12/15/41......................        10        9,967
TECO Finance, Inc.
 4.00%, 3/15/16.......................        10       10,048
  5.15%, 3/15/20......................        10       10,738
                                                   ----------
                                                       89,665
                                                   ----------
NATURAL GAS -- 0.3%
Engie SA
 1.625%, 10/10/17.....................        11       10,941
NiSource Finance Corp.
 6.80%, 1/15/19.......................        30       33,655
Sempra Energy
 4.05%, 12/01/23......................        35       36,053
                                                   ----------
                                                       80,649
                                                   ----------
                                                      170,314
                                                   ----------
Total Corporates -- Investment Grade..              2,933,854
                                                   ----------
MORTGAGE PASS-THROUGHS -- 8.8%

AGENCY FIXED RATE 30-YEAR -- 8.0%
Federal Home Loan Mortgage Corp. Gold
  4.00%, 1/01/45......................       113      120,326
  Series 2007
  5.50%, 7/01/35......................        10       10,712
Federal National Mortgage Association
  3.00%, 2/01/45-8/01/45..............       127      126,659
  3.50%, 12/01/41-10/01/45............       535      555,297
  4.00%, 9/01/43-8/01/45..............       525      558,828
  4.50%, 1/25/46, TBA.................       319      344,480
  5.50%, 1/01/35......................        18       20,260
  Series 2003
  5.50%, 4/01/33-7/01/33..............        36       41,028

                                               PRINCIPAL
                                                AMOUNT
                                                 (000)   U.S. $ VALUE
---------------------------------------------------------------------
AGENCY FIXED RATE 30-YEAR (CONTINUED)
  Series 2004
  5.50%, 4/01/34-11/01/34.....................    $   24   $   27,083
Government National Mortgage Association
  3.00%, 12/20/45.............................        71       72,059
  3.50%, 2/01/46, TBA.........................       174      180,960
  4.50%, 7/20/45..............................        95      102,349
                                                           ----------
                                                            2,160,041
                                                           ----------
AGENCY FIXED RATE 15-YEAR -- 0.8%
Federal National Mortgage Association
  2.50%, 1/01/31, TBA.........................        82       82,648
  3.50%, 11/01/25.............................       115      120,656
                                                           ----------
                                                              203,304
                                                           ----------
Total Mortgage Pass-Throughs..................              2,363,345
                                                           ----------

AGENCIES -- 1.8%

AGENCY DEBENTURES -- 1.8%
Federal National Mortgage Association
  6.25%, 5/15/29..............................        70       94,904
  6.625%, 11/15/30............................       145      205,340
Residual Funding Corp. Principal Strip
 Zero Coupon, 7/15/20.........................       210      191,819
                                                           ----------
Total Agencies................................                492,063
                                                           ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 1.4%

NON-AGENCY FIXED RATE CMBS -- 1.3%
Banc of America Commercial Mortgage Trust
 Series 2007-4, Class A1A
 5.774%, 2/10/51..............................        48       49,761
Citigroup Commercial Mortgage Trust
 Series 2006-C4, Class A1A
 5.811%, 3/15/49..............................         7        6,628
Commercial Mortgage Pass Through Certificates
  Series 2013-CR6, Class A2
  2.122%, 3/10/46.............................        65       64,974
Commercial Mortgage Trust
  Series 2007-GG9, Class A4
  5.444%, 3/10/39.............................        25       25,451
JPMorgan Chase Commercial Mortgage
 Securities Trust
 Series 2007-LDPX, Class A1A
 5.439%, 1/15/49..............................        65       66,948
Merrill Lynch Mortgage Trust
 Series 2006-C2, Class A1A
 5.739%, 8/12/43..............................        13       13,203
ML-CFC Commercial Mortgage Trust
 Series 2006-4,
 Class A1A 5.166%, 12/12/49...................        27       28,010
UBS-Barclays Commercial Mortgage Trust
 Series 2012-C3, Class A4
 3.091%, 8/10/49..............................        17       16,906
  Series 2012-C4, Class A5
  2.85%, 12/10/45.............................        30       29,437
WFRBS Commercial Mortgage Trust
 Series 2013-C14, Class A5
 3.337%, 6/15/46..............................        33       33,039
                                                           ----------
                                                              334,357
                                                           ----------

                                    FSA-12

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

                                                     PRINCIPAL
                                                      AMOUNT
                                                       (000)   U.S. $ VALUE
---------------------------------------------------------------------------
AGENCY CMBS -- 0.1%
Federal Home Loan Mortgage Corp. Multifamily
 Structured Pass Through Certificates
 Series K010, Class A1
 3.32%, 7/25/20.....................................    $   32     $ 32,774
                                                                   --------
Total Commercial Mortgage-Backed Securities.........                367,131
                                                                   --------

INFLATION-LINKED SECURITIES -- 0.9%

UNITED STATES -- 0.9%
U.S. Treasury Inflation Index
 0.125%, 4/15/19 (TIPS).............................       240      241,670
                                                                   --------

ASSET-BACKED SECURITIES -- 0.6%

AUTOS - FIXED RATE -- 0.4%
Avis Budget Rental Car Funding AESOP LLC
 Series 2014-1A, Class A
 2.46%, 7/20/20.....................................       100      100,317
                                                                   --------
AUTOS - FLOATING RATE -- 0.1%
GE Dealer Floorplan Master Note Trust
 Series 2014-1, Class A
 0.782%, 7/20/19/(d)/...............................        32       31,955
                                                                   --------

HOME EQUITY LOANS - FIXED RATE -- 0.1%
Credit-Based Asset Servicing and Securitization LLC
 Series 2003-CB1, Class AF
 3.95%, 1/25/33.....................................        15       14,784
                                                                   --------
HOME EQUITY LOANS - FLOATING RATE -- 0.0%
Asset Backed Funding Certificates Trust
 Series 2003-WF1, Class A2
 1.547%, 12/25/32/(d)/..............................         9        8,910
Residential Asset Securities Corp. Trust
 Series 2003-KS3, Class A2
 1.022%, 5/25/33/(d)/...............................         2        1,454
                                                                   --------
                                                                     10,364
                                                                   --------
Total Asset-Backed Securities.......................                157,420
                                                                   --------

GOVERNMENTS - SOVEREIGN AGENCIES -- 0.2%

BRAZIL -- 0.1%
Petrobras Global Finance BV
 5.75%, 1/20/20.....................................        28       21,980
                                                                   --------

COLOMBIA -- 0.0%
Ecopetrol SA
 5.875%, 5/28/45....................................         9        6,390
                                                                   --------

GERMANY -- 0.1%
Landwirtschaftliche Rentenbank
 5.125%, 2/01/17....................................        20       20,868
                                                                   --------
Total Governments -- Sovereign Agencies.............                 49,238
                                                                   --------

CORPORATES - NON-INVESTMENT GRADE -- 0.1%(B)

INDUSTRIAL -- 0.1%

BASIC -- 0.0%
Teck Resources Ltd.
 4.50%, 1/15/21.....................................        25       12,750
                                                                   --------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)   U.S. $ VALUE
-----------------------------------------------------------------
ENERGY -- 0.1%
ONEOK, Inc.
 4.25%, 2/01/22..........................    $   20  $    14,400
Transocean, Inc.
 6.50%, 11/15/20.........................        15       10,350
                                                     -----------
                                                          24,750
                                                     -----------
Total Corporates -- Non-Investment Grade.                 37,500
                                                     -----------

LOCAL GOVERNMENTS - MUNICIPAL BONDS -- 0.1%

UNITED STATES -- 0.1%
State of California
 Series 2010
 7.625%, 3/01/40.........................        25       36,407
                                                     -----------

COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.1%

NON-AGENCY FIXED RATE -- 0.1%
JPMorgan Alternative Loan Trust
 Series 2006-A3, Class 2A1
 2.815%, 7/25/36.........................        43       35,860
                                                     -----------

QUASI-SOVEREIGNS -- 0.1%

MEXICO -- 0.1%
Petroleos Mexicanos
 3.50%, 1/30/23..........................        40       34,900
                                                     -----------
GOVERNMENTS - SOVEREIGN BONDS -- 0.0%

MEXICO -- 0.0%
Mexico Government International Bond
 Series E
 5.95%, 3/19/19..........................         6        6,660
                                                     -----------
Total Long-Term Debt Securities
 (amortized cost $10,302,025)............             10,373,405
                                                     -----------

                                           SHARES
-----------------------------------------------------------------
RIGHTS -- 0.0%

ENERGY -- 0.0%

OIL, GAS & CONSUMABLE FUELS -- 0.0%
Repsol SA, expiring 1/05/16/(a)/
 (cost $1,772)...........................     1,770          883
                                                     -----------

                                          PRINCIPAL
                                           AMOUNT
                                            (000)
-----------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 2.0%

GOVERNMENTS - TREASURIES -- 2.0%
U.S. Treasury Notes, 0.31%/d)/
 (amortized cost $540,018)...............    $  540      540,018
                                                     -----------

TOTAL INVESTMENTS -- 100.2%
  (cost/amortized cost $25,457,256)......             26,974,941
Other assets less liabilities -- (0.2)%..                (63,182)
                                                     -----------

NET ASSETS -- 100.0%                                 $26,911,759
                                                     ===========

-----------
(a)Non-income producing security.
(b)Classification of investment grade and non-investment grade is unaudited.
(c)Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)Floating Rate Security. Stated interest rate was in effect at December 31, 2015.

                                    FSA-13

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2015


Glossary:
CFC -- Customer Facility Charge
CMBS -- Commercial Mortgage-Backed Securities
REG -- Registered Shares
REIT -- Real Estate Investment Trust
TBA -- To Be Announced
TIPS -- Treasury Inflation Protected Security

The accompanying notes are an integral part of these financial statements.


                                    FSA-14

SEPARATE ACCOUNT NO. 10 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2015

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        73.3%           United States
                         6.2%           Japan
                         4.1%           United Kingdom
                         2.3%           France
                         2.1%           Switzerland
                         2.1%           Germany
                         1.4%           Australia
                         1.2%           Canada
                         1.2%           Netherlands
                         0.9%           Italy
                         0.8%           Denmark
                         0.7%           Spain
                         0.7%           Sweden
                         0.6%           Belgium
                         2.4%           Other
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2015. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time. "Other" country weightings represent 0.5% or less in the following countries:
  Austria, Bermuda, Brazil, Colombia, Finland, Hong Kong, Ireland, Israel, Mexico, New Zealand, Norway and Portugal.

The accompanying notes are an integral part of these financial statements.

                                    FSA-15

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $51,075,617)......... $82,017,887
Cash.........................................................     468,238
Interest and dividends receivable............................      81,464
Fees receivable from Contractowners..........................      14,131
                                                              -----------
   Total assets..............................................  82,581,720
                                                              -----------

LIABILITIES:
Due to AXA Equitable's General Account.......................       7,366
Accrued custody and bank fees................................       8,858
Administrative fees payable..................................         766
Asset management fee payable.................................      25,706
Accrued expenses.............................................      65,650
Variation margin due to broker...............................       2,880
                                                              -----------
   Total liabilities.........................................     111,226
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $82,470,494
                                                              ===========
Amount retained by AXA Equitable in Separate Account No. 4... $ 5,242,960
Net assets attributable to contractowners....................  40,149,073
Net assets allocated to contracts in payout period...........  37,078,461
                                                              -----------
NET ASSETS................................................... $82,470,494
                                                              ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.       2,516       $17,164.79
RIA...........       1,891         1,586.06
MRP...........      56,626           615.04
EPP...........         845         1,645.69

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-16

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME (NOTE 2):
  Dividends (net of foreign taxes withheld of $137)................................ $ 1,436,537
                                                                                    -----------
   Total investment income.........................................................   1,436,537
                                                                                    -----------

EXPENSES (NOTE 6):
  Investment management fees.......................................................    (122,972)
  Custody and bank fees............................................................      (8,050)
  Other operating expenses.........................................................     (66,917)
                                                                                    -----------
   Total expenses..................................................................    (197,939)
                                                                                    -----------

NET INVESTMENT INCOME..............................................................   1,238,598
                                                                                    -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FUTURES CONTRACTS (NOTE 2):
  Net realized gain from investments...............................................  11,232,955
  Net realized loss on futures contracts...........................................     (36,841)
  Change in unrealized depreciation of investments.................................  (7,465,306)
  Change in unrealized depreciation on futures contracts...........................      (9,337)
                                                                                    -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FUTURES CONTRACTS..............   3,721,471
                                                                                    -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS.............................. $ 4,960,069
                                                                                    ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-17

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                YEAR ENDED        YEAR ENDED
                                                                                             DECEMBER 31, 2015 DECEMBER 31, 2014
                                                                                             ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment income.....................................................................   $  1,238,598      $  1,259,822
  Net realized gain on investments and futures contracts....................................     11,196,114         7,695,542
  Net change in unrealized appreciation (depreciation) of investments and futures contracts.     (7,474,643)        1,679,002
                                                                                               ------------      ------------
   Net increase in net assets attributable to operations....................................      4,960,069        10,634,366
                                                                                               ------------      ------------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.............................................................................      3,591,850         4,896,954
  Withdrawals...............................................................................    (12,757,209)      (10,673,660)
  Asset management fees (Note 6)............................................................        (63,578)          (62,039)
  Administrative fees (Note 6)..............................................................       (342,602)         (376,762)
                                                                                               ------------      ------------
   Net decrease in net assets attributable to contractowner transactions....................     (9,571,539)       (6,215,507)
                                                                                               ------------      ------------
   Net increase (decrease) in net assets attributable to AXA Equitable's transactions*......     (4,498,097)            2,263
                                                                                               ------------      ------------
INCREASE (DECREASE) IN NET ASSETS...........................................................     (9,109,567)        4,421,122
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.........     91,580,061        87,158,939
                                                                                               ------------      ------------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD...............   $ 82,470,494      $ 91,580,061
                                                                                               ============      ============

-----------
The accompanying notes are an integral part of these financial statements.
* Excludes $5,192,000 of surplus transfers from contractowners to AXA Equitable retention account.

                                    FSA-18

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

COMPANY                                                SHARES U.S. $ VALUE
--------------------------------------------------------------------------
COMMON STOCKS -- 99.5%

INFORMATION TECHNOLOGY -- 27.8%

COMMUNICATIONS EQUIPMENT -- 0.5%
Arista Networks, Inc./(a)/............................    190   $   14,790
ARRIS Group, Inc./(a)/................................    150        4,586
CommScope Holding Co., Inc./(a)/......................    266        6,887
F5 Networks, Inc./(a)/................................    600       58,176
Harris Corp...........................................    180       15,642
Juniper Networks, Inc.................................    530       14,628
Motorola Solutions, Inc...............................  1,370       93,776
Palo Alto Networks, Inc./(a)/.........................    610      107,445
QUALCOMM, Inc.........................................  1,840       91,972
                                                                ----------
                                                                   407,902
                                                                ----------
ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.3%
Amphenol Corp. -- Class A.............................  2,310      120,651
CDW Corp./DE..........................................    941       39,560
Cognex Corp...........................................    600       20,262
FLIR Systems, Inc.....................................    680       19,088
Ingram Micro, Inc. -- Class A.........................     50        1,519
IPG Photonics Corp./(a)/..............................    260       23,182
Jabil Circuit, Inc....................................    250        5,822
Keysight Technologies, Inc./(a)/......................  1,050       29,746
National Instruments Corp.............................    100        2,869
Trimble Navigation Ltd./(a)/..........................     80        1,716
Zebra Technologies Corp. -- Class A/(a)/..............    420       29,253
                                                                ----------
                                                                   293,668
                                                                ----------
INTERNET SOFTWARE & SERVICES -- 7.5%
Akamai Technologies, Inc./(a)/........................  1,370       72,103
Alphabet, Inc. -- Class A/(a)/........................  2,280    1,773,863
Alphabet, Inc. -- Class C/(a)/........................  2,371    1,799,304
CoStar Group, Inc./(a)/...............................    300       62,007
eBay, Inc./(a)/.......................................  9,380      257,762
Facebook, Inc. -- Class A/(a)/........................ 16,750    1,753,055
GoDaddy, Inc. -- Class A/(a)/.........................    150        4,809
IAC/InterActiveCorp...................................    490       29,425
LinkedIn Corp. -- Class A/(a)/........................    920      207,074
Pandora Media, Inc./(a)/..............................  1,624       21,778
Rackspace Hosting, Inc./(a)/..........................    880       22,282
Twitter, Inc./(a)/....................................  4,343      100,497
VeriSign, Inc./(a)/...................................    740       64,646
Yelp, Inc./(a)/.......................................    500       14,400
Zillow Group, Inc. -- Class A/ (a)/...................    200        5,208
Zillow Group, Inc. -- Class C/ (a)/...................    400        9,392
                                                                ----------
                                                                 6,197,605
                                                                ----------
IT SERVICES -- 6.1%
Accenture PLC -- Class A..............................  4,860      507,870
Alliance Data Systems Corp./(a)/......................    530      146,582
Automatic Data Processing, Inc........................  2,920      247,382
Black Knight Financial Services, Inc. -- Class A/(a)/.    100        3,306
Booz Allen Hamilton Holding Corp......................    650       20,053
Broadridge Financial Solutions, Inc...................    880       47,282
Cognizant Technology Solutions Corp. -- Class A/(a)/..  4,720      283,294
CoreLogic, Inc./United States/(a)/....................    300       10,158
DST Systems, Inc......................................    250       28,515
Fidelity National Information Services, Inc...........    880       53,328
First Data Corp. -- Class A/(a)/......................  1,087       17,414
Fiserv, Inc./(a)/.....................................  1,870      171,030
FleetCor Technologies, Inc./(a)/......................    744      106,340

COMPANY                                  SHARES  U.S. $ VALUE
-------------------------------------------------------------
IT SERVICES (CONTINUED)
Gartner, Inc./(a)/......................    600    $   54,420
Genpact Ltd./(a)/.......................  1,180        29,476
Global Payments, Inc....................    960        61,930
International Business Machines Corp....  3,965       545,663
Jack Henry & Associates, Inc............    650        50,739
Leidos Holdings, Inc....................     50         2,813
MasterCard, Inc. -- Class A.............  7,750       754,540
Paychex, Inc............................  2,130       112,656
PayPal Holdings, Inc./(a)/..............  9,380       339,556
Sabre Corp..............................    800        22,376
Square, Inc. -- Class A/(a)/............    188         2,461
Teradata Corp./(a)/.....................    750        19,815
Total System Services, Inc..............  1,250        62,250
Vantiv, Inc. -- Class A/(a)/............  1,080        51,214
VeriFone Systems, Inc./(a)/.............    800        22,416
Visa, Inc. -- Class A................... 15,210     1,179,536
Western Union Co. (The) -- Class W......  3,940        70,565
WEX, Inc./(a)/..........................    300        26,520
                                                   ----------
                                                    5,051,500
                                                   ----------
SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 2.0%
Analog Devices, Inc.....................  2,150       118,938
Applied Materials, Inc..................  5,600       104,552
Atmel Corp..............................  3,200        27,552
Avago Technologies Ltd..................  2,000       290,300
Broadcom Corp. -- Class A...............    300        17,346
Intel Corp..............................  2,500        86,125
KLA-Tencor Corp.........................  1,200        83,220
Lam Research Corp.......................    900        71,478
Linear Technology Corp..................  1,850        78,569
Maxim Integrated Products, Inc..........    700        26,600
Microchip Technology, Inc...............  1,600        74,464
Micron Technology, Inc./(a)/............    600         8,496
NXP Semiconductors NV/(a)/..............      1            57
ON Semiconductor Corp./(a)/.............  3,050        29,890
Qorvo, Inc./(a)/........................  1,100        55,990
Skyworks Solutions, Inc.................  1,450       111,403
SunEdison, Inc./(a)/....................  1,850         9,417
SunPower Corp./(a)/.....................     50         1,501
Texas Instruments, Inc..................  8,050       441,220
Xilinx, Inc.............................    450        21,137
                                                   ----------
                                                    1,658,255
                                                   ----------
SOFTWARE -- 5.6%
Adobe Systems, Inc./(a)/................  3,840       360,730
ANSYS, Inc./(a)/........................    130        12,025
Autodesk, Inc./(a)/.....................  1,270        77,381
Cadence Design Systems, Inc./(a)/.......  2,270        47,239
CDK Global, Inc.........................  1,190        56,489
Citrix Systems, Inc./(a)/...............  1,220        92,293
Electronic Arts, Inc./(a)/..............  2,400       164,928
FireEye, Inc./(a)/......................  1,017        21,093
Fortinet, Inc./(a)/.....................  1,030        32,105
Intuit, Inc.............................  2,170       209,405
King Digital Entertainment PLC..........    550         9,834
Microsoft Corp./(b)/.................... 35,570     1,973,424
NetSuite, Inc./(a)/.....................    330        27,925
Oracle Corp............................. 14,735       538,270
PTC, Inc./(a)/..........................    800        27,704
Red Hat, Inc./(a)/......................  1,410       116,762

                                    FSA-19

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
SOFTWARE (CONTINUED)
salesforce.com, Inc./(a)/....................  5,110  $   400,624
ServiceNow, Inc./(a)/........................  1,157      100,150
SolarWinds, Inc./(a)/........................    410       24,149
Solera Holdings, Inc.........................    440       24,125
Splunk, Inc./(a)/............................    930       54,693
SS&C Technologies Holdings, Inc..............    500       34,135
Synopsys, Inc./(a)/..........................     50        2,280
Tableau Software, Inc. -- Class A/(a)/.......    400       37,688
Ultimate Software Group, Inc. (The)/(a)/.....    250       48,877
VMware, Inc. -- Class A/(a)/.................    560       31,679
Workday, Inc. -- Class A/(a)/................    760       60,557
                                                      -----------
                                                        4,586,564
                                                      -----------
TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 5.8%
3D Systems Corp./(a)/........................    300        2,607
Apple, Inc................................... 44,690    4,704,069
EMC Corp./MA.................................  1,180       30,302
NetApp, Inc..................................    620       16,449
                                                      -----------
                                                        4,753,427
                                                      -----------
Total Information Technology.................          22,948,921
                                                      -----------
CONSUMER DISCRETIONARY -- 21.3%

AUTO COMPONENTS -- 0.5%
BorgWarner, Inc..............................  1,750       75,652
Delphi Automotive PLC........................  2,200      188,606
Gentex Corp./MI..............................  1,100       17,611
Johnson Controls, Inc........................  1,050       41,465
Lear Corp....................................    500       61,415
Visteon Corp./(a)/...........................    350       40,075
                                                      -----------
                                                          424,824
                                                      -----------
AUTOMOBILES -- 0.3%
Harley-Davidson, Inc.........................    800       36,312
Tesla Motors, Inc./(a)/......................    820      196,808
Thor Industries, Inc.........................    350       19,653
                                                      -----------
                                                          252,773
                                                      -----------
DISTRIBUTORS -- 0.2%
Genuine Parts Co.............................  1,050       90,184
LKQ Corp./(a)/...............................  2,360       69,927
                                                      -----------
                                                          160,111
                                                      -----------
DIVERSIFIED CONSUMER SERVICES -- 0.2%
H&R Block, Inc...............................  1,900       63,289
Service Corp. International/US...............  1,550       40,331
ServiceMaster Global Holdings, Inc./(a)/.....    741       29,077
                                                      -----------
                                                          132,697
                                                      -----------
HOTELS, RESTAURANTS & LEISURE -- 3.4%
Aramark......................................  1,324       42,699
Brinker International, Inc...................    400       19,180
Chipotle Mexican Grill, Inc. -- Class A/(a)/.    300      143,955
Choice Hotels International, Inc.............    250       12,603
Darden Restaurants, Inc......................    100        6,364
Domino's Pizza, Inc..........................    450       50,063
Dunkin' Brands Group, Inc....................    746       31,772
Extended Stay America, Inc...................    450        7,155
Hilton Worldwide Holdings, Inc...............  3,974       85,044
International Game Technology PLC............    400        6,472
Las Vegas Sands Corp.........................  2,800      122,752

COMPANY                                               SHARES U.S. $ VALUE
-------------------------------------------------------------------------
HOTELS, RESTAURANTS & LEISURE (CONTINUED)
Marriott International, Inc./MD -- Class A...........  1,628   $  109,141
McDonald's Corp......................................  7,400      874,236
MGM Resorts International/(a)/.......................    150        3,408
Norwegian Cruise Line Holdings Ltd./(a)/.............    890       52,154
Panera Bread Co. -- Class A/(a)/.....................    200       38,956
Six Flags Entertainment Corp.........................    480       26,371
Starbucks Corp....................................... 11,550      693,346
Starwood Hotels & Resorts Worldwide, Inc.............  1,300       90,064
Wyndham Worldwide Corp...............................    900       65,385
Wynn Resorts Ltd.....................................    500       34,595
Yum! Brands, Inc.....................................  3,350      244,717
                                                               ----------
                                                                2,760,432
                                                               ----------
HOUSEHOLD DURABLES -- 0.6%
DR Horton, Inc.......................................  1,000       32,030
GoPro, Inc. -- Class A/(a)/..........................    616       11,094
Harman International Industries, Inc.................    500       47,105
Jarden Corp./(a)/....................................  1,625       92,820
Leggett & Platt, Inc.................................  1,000       42,020
Lennar Corp. -- Class A..............................    450       22,010
Lennar Corp. -- Class B..............................     50        2,009
Mohawk Industries, Inc./(a)/.........................    350       66,286
Newell Rubbermaid, Inc...............................  1,000       44,080
NVR, Inc./(a)/.......................................     50       82,150
Tempur Sealy International, Inc./(a)/................    400       28,184
Toll Brothers, Inc./(a)/.............................    400       13,320
TopBuild Corp./(a)/..................................    272        8,369
Tupperware Brands Corp...............................    350       19,478
Whirlpool Corp.......................................     50        7,344
                                                               ----------
                                                                  518,299
                                                               ----------
INTERNET & CATALOG RETAIL -- 4.0%
Amazon.com, Inc./(a)/................................  3,040    2,054,706
Expedia, Inc.........................................    851      105,805
Groupon, Inc./(a)/...................................  3,840       11,789
Liberty Interactive Corp. QVC Group -- Class A/(a)/..  1,690       46,171
Liberty Ventures -- Series A/(a)/....................  1,035       46,689
Netflix, Inc./(a)/...................................  3,293      376,653
Priceline Group, Inc. (The)/(a)/.....................    433      552,053
TripAdvisor, Inc./(a)/...............................    820       69,905
                                                               ----------
                                                                3,263,771
                                                               ----------
LEISURE PRODUCTS -- 0.1%
Brunswick Corp./DE...................................    450       22,729
Hasbro, Inc..........................................    650       43,784
Polaris Industries, Inc..............................    550       47,272
Vista Outdoor, Inc./(a)/.............................     50        2,226
                                                               ----------
                                                                  116,011
                                                               ----------
MEDIA -- 5.2%
AMC Networks, Inc. -- Class A/(a)/...................    400       29,872
Cablevision Systems Corp. -- Class A.................    200        6,380
CBS Corp. -- Class B.................................  3,750      176,737
Charter Communications, Inc. -- Class A/(a)/.........    650      119,015
Cinemark Holdings, Inc...............................    850       28,415
Clear Channel Outdoor Holdings, Inc. -- Class A/(a)/.    100          559
Comcast Corp. -- Class A............................. 17,500      987,525
Discovery Communications, Inc. -- Class A/(a)/.......  1,050       28,014
Discovery Communications, Inc. -- Class C/(a)/.......  1,850       46,657
DISH Network Corp. -- Class A/(a)/...................  1,100       62,898
Interpublic Group of Cos., Inc. (The)................  3,200       74,496

                                    FSA-20

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                          SHARES U.S. $ VALUE
--------------------------------------------------------------------
MEDIA (CONTINUED)
Lions Gate Entertainment Corp...................    650   $   21,054
Live Nation Entertainment, Inc./(a)/............  1,100       27,027
Madison Square Garden Co. (The) -- Class A/(a)/.    166       26,859
Morningstar, Inc................................    150       12,062
MSG Networks, Inc./(a)/.........................    400        8,320
Omnicom Group, Inc..............................  1,900      143,754
Regal Entertainment Group -- Class A............    550       10,379
Scripps Networks Interactive, Inc. -- Class A...    650       35,886
Sirius XM Holdings, Inc./(a)/................... 17,800       72,446
Starz -- Class A/(a)/...........................    600       20,100
Time Warner Cable, Inc. -- Class A..............  2,250      417,577
Time Warner, Inc................................  3,300      213,411
Twenty-First Century Fox, Inc. -- Class A.......  6,210      168,664
Twenty-First Century Fox, Inc. -- Class B.......  2,450       66,713
Viacom, Inc. -- Class A.........................     50        2,200
Viacom, Inc. -- Class B.........................  2,625      108,045
Walt Disney Co. (The)........................... 13,200    1,387,056
                                                          ----------
                                                           4,302,121
                                                          ----------
MULTILINE RETAIL -- 0.6%
Dillard's, Inc. -- Class A......................     30        1,971
Dollar General Corp.............................  2,370      170,332
Dollar Tree, Inc./(a)/..........................  1,806      139,459
Macy's, Inc.....................................  1,890       66,112
Nordstrom, Inc..................................  1,050       52,301
Sears Holdings Corp./(a)/.......................     20          411
Target Corp.....................................    428       31,077
                                                          ----------
                                                             461,663
                                                          ----------
SPECIALTY RETAIL -- 4.7%
Aaron's, Inc....................................     45        1,008
Advance Auto Parts, Inc.........................    610       91,811
AutoNation, Inc./(a)/...........................    480       28,637
AutoZone, Inc./(a)/.............................    290      215,154
Bed Bath & Beyond, Inc./(a)/....................  1,310       63,207
Cabela's, Inc./(a)/.............................     50        2,337
CarMax, Inc./(a)/...............................  1,600       86,352
CST Brands, Inc.................................    420       16,439
Dick's Sporting Goods, Inc......................    490       17,321
DSW, Inc. -- Class A............................     50        1,193
Foot Locker, Inc................................    880       57,279
Gap, Inc. (The).................................  1,820       44,954
GNC Holdings, Inc. -- Class A...................    600       18,612
Home Depot, Inc. (The).......................... 10,120    1,338,370
L Brands, Inc...................................  1,930      184,933
Lowe's Cos., Inc................................  7,314      556,157
Michaels Cos., Inc. (The)/(a)/..................    394        8,711
Murphy USA, Inc./(a)/...........................     20        1,215
O'Reilly Automotive, Inc./(a)/..................    830      210,339
Office Depot, Inc./(a)/.........................    750        4,230
Penske Automotive Group, Inc....................     90        3,811
Ross Stores, Inc................................  3,190      171,654
Sally Beauty Holdings, Inc./(a)/................  1,180       32,910
Signet Jewelers Ltd.............................    660       81,635
Tiffany & Co....................................    680       51,877
TJX Cos., Inc. (The)............................  5,220      370,150
Tractor Supply Co...............................  1,000       85,500
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.....    540       99,900
Urban Outfitters, Inc./(a)/.....................    640       14,560
Williams-Sonoma, Inc............................    630       36,798
                                                          ----------
                                                           3,897,054
                                                          ----------

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
TEXTILES, APPAREL & LUXURY GOODS -- 1.5%
Carter's, Inc............................    350  $    31,160
Coach, Inc...............................    300        9,819
Fossil Group, Inc./(a)/..................    250        9,140
Hanesbrands, Inc.........................  3,100       91,233
Kate Spade & Co./(a)/....................    950       16,882
lululemon athletica, Inc./(a)/...........    800       41,976
Michael Kors Holdings Ltd./(a)/..........  1,500       60,090
NIKE, Inc. -- Class B.................... 10,600      662,500
Ralph Lauren Corp........................     50        5,574
Skechers U.S.A., Inc. -- Class A/(a)/....    950       28,700
Under Armour, Inc. -- Class A/(a)/.......  1,350      108,823
VF Corp..................................  2,600      161,850
                                                  -----------
                                                    1,227,747
                                                  -----------
Total Consumer Discretionary.............          17,517,503
                                                  -----------
HEALTH CARE -- 17.0%

BIOTECHNOLOGY -- 7.1%
AbbVie, Inc.............................. 12,809      758,805
Agios Pharmaceuticals, Inc./(a)/.........    200       12,984
Alexion Pharmaceuticals, Inc./(a)/.......  1,700      324,275
Alkermes PLC/(a)/........................    900       71,442
Alnylam Pharmaceuticals, Inc./(a)/.......    500       47,070
Amgen, Inc...............................  5,900      957,747
Baxalta, Inc.............................  2,600      101,478
Biogen, Inc./(a)/........................  1,749      535,806
BioMarin Pharmaceutical, Inc./(a)/.......  1,200      125,712
Bluebird Bio, Inc./(a)/..................    200       12,844
Celgene Corp./(a)/.......................  6,126      733,650
Gilead Sciences, Inc..................... 11,416    1,155,185
Incyte Corp./(a)/........................  1,200      130,140
Intercept Pharmaceuticals, Inc./(a)/.....    150       22,403
Intrexon Corp./(a)/......................    350       10,553
Ionis Pharmaceuticals, Inc./(a)/.........    850       52,640
Juno Therapeutics, Inc./(a)/.............     77        3,386
Medivation, Inc./(a)/....................  1,150       55,591
OPKO Health, Inc./(a)/...................  2,250       22,612
Puma Biotechnology, Inc./(a)/............    200       15,680
Regeneron Pharmaceuticals, Inc./(a)/.....    650      352,865
Seattle Genetics, Inc./(a)/..............    750       33,660
United Therapeutics Corp./(a)/...........    400       62,644
Vertex Pharmaceuticals, Inc./(a)/........  1,900      239,077
                                                  -----------
                                                    5,838,249
                                                  -----------
HEALTH CARE EQUIPMENT & SUPPLIES -- 1.7%
Alere, Inc./(a)/.........................    350       13,682
Align Technology, Inc./(a)/..............    550       36,218
Baxter International, Inc................  2,600       99,190
Becton Dickinson and Co..................  1,650      254,248
Boston Scientific Corp./(a)/.............    750       13,830
Cooper Cos., Inc. (The)..................    300       40,260
CR Bard, Inc.............................    600      113,664
DENTSPLY International, Inc..............    200       12,170
DexCom, Inc./(a)/........................    550       45,045
Edwards Lifesciences Corp./(a)/..........  1,600      126,368
Hill-Rom Holdings, Inc...................    400       19,224
Hologic, Inc./(a)/.......................  1,900       73,511
IDEXX Laboratories, Inc./(a)/............    650       47,398
Intuitive Surgical, Inc./(a)/............    300      163,848
ResMed, Inc..............................  1,050       56,374
Sirona Dental Systems, Inc./(a)/.........    450       49,307

                                    FSA-21

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
St Jude Medical, Inc................................  1,200   $   74,124
Stryker Corp........................................  1,300      120,822
Varian Medical Systems, Inc./(a)/...................    800       64,640
Zimmer Biomet Holdings, Inc.........................    100       10,259
                                                              ----------
                                                               1,434,182
                                                              ----------
HEALTH CARE PROVIDERS & SERVICES -- 3.6%
Acadia Healthcare Co., Inc./(a)/....................    400       24,984
Aetna, Inc..........................................    700       75,684
AmerisourceBergen Corp. -- Class A..................  1,700      176,307
Anthem, Inc.........................................    450       62,748
Brookdale Senior Living, Inc./(a)/..................    300        5,538
Cardinal Health, Inc................................  2,350      209,784
Centene Corp./(a)/..................................    850       55,938
Cigna Corp..........................................  2,050      299,976
DaVita HealthCare Partners, Inc./(a)/...............    400       27,884
Envision Healthcare Holdings, Inc./(a)/.............  1,403       36,436
Express Scripts Holding Co./(a)/....................  4,370      381,982
HCA Holdings, Inc./(a)/.............................    200       13,526
Health Net, Inc./CA/(a)/............................    100        6,846
Henry Schein, Inc./(a)/.............................    700      110,733
Humana, Inc.........................................  1,050      187,435
Laboratory Corp. of America Holdings/(a)/...........    270       33,383
LifePoint Health, Inc./(a)/.........................     50        3,670
McKesson Corp.......................................  1,800      355,014
MEDNAX Inc/(a)/.....................................    350       25,081
Patterson Cos., Inc.................................    350       15,824
Premier, Inc. -- Class A/(a)/.......................    289       10,193
Tenet Healthcare Corp./(a)/.........................    712       21,574
UnitedHealth Group, Inc.............................  7,050      829,362
Universal Health Services, Inc. -- Class B..........    150       17,924
VCA, Inc./(a)/......................................    600       33,000
                                                              ----------
                                                               3,020,826
                                                              ----------
HEALTH CARE TECHNOLOGY -- 0.3%
Allscripts Healthcare Solutions, Inc./(a)/..........    350        5,383
athenahealth, Inc./(a)/.............................    350       56,340
Cerner Corp./(a)/...................................  2,250      135,382
IMS Health Holdings, Inc./(a)/......................  1,000       25,470
Inovalon Holdings, Inc. -- Class A/(a)/.............    164        2,788
Veeva Systems, Inc. -- Class A/(a)/.................    538       15,521
                                                              ----------
                                                                 240,884
                                                              ----------
LIFE SCIENCES TOOLS & SERVICES -- 0.8%
Bio-Techne Corp.....................................    150       13,500
Bruker Corp./(a)/...................................    800       19,416
Charles River Laboratories International, Inc./(a)/.    300       24,117
Illumina, Inc./(a)/.................................  1,100      211,139
Mettler-Toledo International, Inc./(a)/.............    250       84,783
PerkinElmer, Inc....................................    100        5,357
Quintiles Transnational Holdings, Inc./(a)/.........    500       34,330
Thermo Fisher Scientific, Inc.......................  1,100      156,035
VWR Corp./(a)/......................................     85        2,406
Waters Corp./(a)/...................................    600       80,748
                                                              ----------
                                                                 631,831
                                                              ----------
PHARMACEUTICALS -- 3.5%
Akorn, Inc./ (a)/...................................    600       22,386
Allergan PLC/(a)/...................................  1,372      428,750
Bristol-Myers Squibb Co............................. 12,950      890,831
Eli Lilly & Co......................................  7,550      636,163

COMPANY                                SHARES U.S. $ VALUE
----------------------------------------------------------
PHARMACEUTICALS (CONTINUED)
Endo International PLC/(a)/...........    600  $    36,732
Jazz Pharmaceuticals PLC/(a)/.........    500       70,280
Johnson & Johnson.....................  2,750      282,480
Mallinckrodt PLC/(a)/.................    343       25,598
Merck & Co., Inc......................  2,450      129,409
Mylan NV/(a)/.........................  2,747      148,530
Perrigo Co. PLC.......................    236       34,149
Zoetis, Inc...........................  3,780      181,138
                                               -----------
                                                 2,886,446
                                               -----------
Total Health Care.....................          14,052,418
                                               -----------
CONSUMER STAPLES -- 11.2%

BEVERAGES -- 3.8%
Brown-Forman Corp. -- Class A.........    200       22,022
Brown-Forman Corp. -- Class B.........    875       86,870
Coca-Cola Co. (The)................... 30,400    1,305,984
Coca-Cola Enterprises, Inc............  1,800       88,632
Constellation Brands, Inc. -- Class A.  1,250      178,050
Dr Pepper Snapple Group, Inc..........  1,500      139,800
Monster Beverage Corp./(a)/...........  1,150      171,304
PepsiCo, Inc.......................... 11,487    1,147,781
                                               -----------
                                                 3,140,443
                                               -----------
FOOD & STAPLES RETAILING -- 2.4%
Costco Wholesale Corp.................  3,450      557,175
CVS Health Corp.......................  8,100      791,937
Kroger Co. (The)......................  7,550      315,817
Rite Aid Corp./(a)/...................  4,500       35,280
Sprouts Farmers Market, Inc./(a)/.....  1,136       30,206
Sysco Corp............................  1,400       57,400
Walgreens Boots Alliance, Inc.........    950       80,897
Whole Foods Market, Inc...............  2,500       83,750
                                               -----------
                                                 1,952,462
                                               -----------
FOOD PRODUCTS -- 1.7%
Blue Buffalo Pet Products, Inc./(a)/..    160        2,994
Campbell Soup Co......................    700       36,785
ConAgra Foods, Inc....................    450       18,972
Flowers Foods, Inc....................  1,150       24,714
General Mills, Inc....................  4,600      265,236
Hain Celestial Group, Inc. (The)/(a)/.    750       30,292
Hershey Co. (The).....................  1,100       98,197
Hormel Foods Corp.....................  1,000       79,080
Ingredion, Inc........................     50        4,792
Kellogg Co............................  1,750      126,472
Keurig Green Mountain, Inc............    950       85,481
Kraft Heinz Co. (The).................  4,566      332,222
McCormick & Co., Inc./MD..............    950       81,282
Mead Johnson Nutrition Co. -- Class A.  1,550      122,372
Pilgrim's Pride Corp..................     50        1,105
Tyson Foods, Inc. -- Class A..........    100        5,333
WhiteWave Foods Co. (The)/(a)/........  1,298       50,505
                                               -----------
                                                 1,365,834
                                               -----------
HOUSEHOLD PRODUCTS -- 1.1%
Church & Dwight Co., Inc..............  1,000       84,880
Clorox Co. (The)......................    850      107,806
Colgate-Palmolive Co..................  6,150      409,713
Kimberly-Clark Corp...................  2,200      280,060
Spectrum Brands Holdings, Inc.........    200       20,360
                                               -----------
                                                   902,819
                                               -----------

                                    FSA-22

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                            SHARES U.S. $ VALUE
----------------------------------------------------------------------
PERSONAL PRODUCTS -- 0.2%
Coty, Inc. -- Class A.............................    554   $   14,199
Estee Lauder Cos., Inc. (The) -- Class A..........  1,650      145,299
Herbalife Ltd./(a)/...............................    400       21,448
Nu Skin Enterprises, Inc. -- Class A..............    100        3,789
                                                            ----------
                                                               184,735
                                                            ----------
TOBACCO -- 2.0%
Altria Group, Inc................................. 14,350      835,314
Philip Morris International, Inc..................  5,977      525,438
Reynolds American, Inc............................  6,394      295,083
                                                            ----------
                                                             1,655,835
                                                            ----------
Total Consumer Staples............................           9,202,128
                                                            ----------
INDUSTRIALS -- 10.7%

AEROSPACE & DEFENSE -- 2.9%
B/E Aerospace, Inc................................    750       31,778
Boeing Co. (The)..................................  5,390      779,340
General Dynamics Corp.............................    750      103,020
Hexcel Corp.......................................    650       30,193
Honeywell International, Inc......................  6,050      626,598
Huntington Ingalls Industries, Inc................    400       50,740
Lockheed Martin Corp..............................  1,500      325,725
Northrop Grumman Corp.............................    500       94,405
Precision Castparts Corp..........................    250       58,003
Rockwell Collins, Inc.............................  1,000       92,300
Spirit AeroSystems Holdings, Inc. -- Class A/(a)/.    950       47,567
Textron, Inc......................................    400       16,804
TransDigm Group, Inc./(a)/........................    450      102,802
United Technologies Corp..........................    650       62,445
                                                            ----------
                                                             2,421,720
                                                            ----------
AIR FREIGHT & LOGISTICS -- 1.0%
CH Robinson Worldwide, Inc........................  1,100       68,222
Expeditors International of Washington, Inc.......  1,450       65,395
FedEx Corp........................................    850      126,641
United Parcel Service, Inc. -- Class B............  5,400      519,642
                                                            ----------
                                                               779,900
                                                            ----------
AIRLINES -- 1.3%
Alaska Air Group, Inc.............................    950       76,484
American Airlines Group, Inc......................  5,304      224,624
Delta Air Lines, Inc..............................  6,300      319,347
JetBlue Airways Corp./(a)/........................    850       19,253
Southwest Airlines Co.............................  5,100      219,606
Spirit Airlines, Inc./(a)/........................    500       19,925
United Continental Holdings, Inc./(a)/............  2,927      167,717
                                                            ----------
                                                             1,046,956
                                                            ----------
BUILDING PRODUCTS -- 0.3%
Allegion PLC......................................    750       49,440
AO Smith Corp.....................................    600       45,966
Armstrong World Industries, Inc./(a)/.............    100        4,573
Fortune Brands Home & Security, Inc...............    350       19,425
Lennox International, Inc.........................    350       43,715
Masco Corp........................................  2,650       74,995
USG Corp./(a)/....................................    650       15,789
                                                            ----------
                                                               253,903
                                                            ----------
COMMERCIAL SERVICES & SUPPLIES -- 0.5%
Cintas Corp.......................................    700       63,735
Clean Harbors, Inc./(a)/..........................    300       12,495

COMPANY                                     SHARES U.S. $ VALUE
---------------------------------------------------------------
COMMERCIAL SERVICES & SUPPLIES (CONTINUED)
Copart, Inc./(a)/..........................    900   $   34,209
Covanta Holding Corp.......................    800       12,392
KAR Auction Services, Inc..................    350       12,960
Pitney Bowes, Inc..........................    600       12,390
Rollins, Inc...............................    650       16,835
RR Donnelley & Sons Co.....................    800       11,776
Stericycle, Inc./(a)/......................    700       84,420
Tyco International PLC/(a)/................  2,800       89,292
Waste Management, Inc......................    200       10,674
                                                     ----------
                                                        361,178
                                                     ----------
CONSTRUCTION & ENGINEERING -- 0.0%
AECOM/(a)/.................................    150        4,505
Quanta Services, Inc./(a)/.................    300        6,075
                                                     ----------
                                                         10,580
                                                     ----------
ELECTRICAL EQUIPMENT -- 0.6%
Acuity Brands, Inc.........................    350       81,830
AMETEK, Inc................................  1,790       95,926
Babcock & Wilcox Enterprises, Inc./(a)/....     50        1,044
BWX Technologies, Inc......................    150        4,766
Emerson Electric Co........................  3,550      169,796
Hubbell, Inc...............................     50        5,052
Regal Beloit Corp..........................     50        2,926
Rockwell Automation, Inc...................  1,000      102,610
SolarCity Corp./(a)/.......................    450       22,959
                                                     ----------
                                                        486,909
                                                     ----------
INDUSTRIAL CONGLOMERATES -- 1.1%
3M Co......................................  4,958      746,873
Carlisle Cos., Inc.........................    100        8,869
Danaher Corp...............................    930       86,378
Roper Technologies, Inc....................    350       66,427
                                                     ----------
                                                        908,547
                                                     ----------
MACHINERY -- 1.2%
Allison Transmission Holdings, Inc.........    700       18,123
Caterpillar, Inc...........................    750       50,970
Cummins, Inc...............................  1,000       88,010
Deere & Co.................................    400       30,508
Donaldson Co., Inc.........................    900       25,794
Flowserve Corp.............................    400       16,832
Graco, Inc.................................    450       32,431
IDEX Corp..................................    500       38,305
Illinois Tool Works, Inc...................  2,350      217,798
Ingersoll-Rand PLC.........................     50        2,765
Lincoln Electric Holdings, Inc.............    450       23,351
Middleby Corp. (The)/(a)/..................    400       43,148
Nordson Corp...............................    400       25,660
PACCAR, Inc................................  2,400      113,760
Parker-Hannifin Corp.......................    500       48,490
Snap-on, Inc...............................    500       85,715
Stanley Black & Decker, Inc................    100       10,673
Toro Co. (The).............................    450       32,881
Valmont Industries, Inc....................     50        5,301
WABCO Holdings, Inc./(a)/..................    450       46,017
Wabtec Corp./DE............................    700       49,784
                                                     ----------
                                                      1,006,316
                                                     ----------
PROFESSIONAL SERVICES -- 0.5%
Dun & Bradstreet Corp. (The)...............    100       10,393
Equifax, Inc...............................    900      100,233

                                    FSA-23

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                             SHARES U.S. $ VALUE
-----------------------------------------------------------------------
PROFESSIONAL SERVICES (CONTINUED)
IHS, Inc. -- Class A/(a)/..........................    500   $   59,215
Nielsen Holdings PLC...............................  1,953       91,010
Robert Half International, Inc.....................  1,000       47,140
Towers Watson & Co. -- Class A.....................    100       12,846
TransUnion/(a)/....................................    160        4,411
Verisk Analytics, Inc. -- Class A/(a)/.............  1,307      100,482
                                                             ----------
                                                                425,730
                                                             ----------
ROAD & RAIL -- 0.9%
AMERCO.............................................     50       19,475
Avis Budget Group, Inc./(a)/.......................    750       27,217
CSX Corp...........................................  1,900       49,305
Genesee & Wyoming, Inc. -- Class A/(a)/............    150        8,054
Hertz Global Holdings, Inc./(a)/...................  3,100       44,113
JB Hunt Transport Services, Inc....................    650       47,684
Landstar System, Inc...............................    250       14,663
Old Dominion Freight Line, Inc./(a)/...............    450       26,581
Union Pacific Corp.................................  6,800      531,760
                                                             ----------
                                                                768,852
                                                             ----------
TRADING COMPANIES & DISTRIBUTORS -- 0.4%
Air Lease Corp.....................................     50        1,674
Fastenal Co........................................  2,200       89,804
HD Supply Holdings, Inc./(a)/......................  1,278       38,378
MSC Industrial Direct Co., Inc. -- Class A.........    100        5,627
United Rentals, Inc./(a)/..........................    700       50,778
Watsco, Inc........................................    200       23,426
WW Grainger, Inc...................................    550      111,425
                                                             ----------
                                                                321,112
                                                             ----------
Total Industrials..................................           8,791,703
                                                             ----------
FINANCIALS -- 5.5%

BANKS -- 0.1%
Signature Bank/New York NY/(a)/....................    400       61,348
SVB Financial Group/(a)/...........................    250       29,725
                                                             ----------
                                                                 91,073
                                                             ----------
CAPITAL MARKETS -- 1.2%
Affiliated Managers Group, Inc./(a)/...............    450       71,892
Ameriprise Financial, Inc..........................  1,150      122,383
Artisan Partners Asset Management, Inc. -- Class A.    250        9,015
Bank of New York Mellon Corp. (The)................    850       35,037
BlackRock, Inc. -- Class A.........................    360      122,587
Charles Schwab Corp. (The).........................  6,250      205,812
Eaton Vance Corp...................................    850       27,565
Federated Investors, Inc. -- Class B...............    650       18,623
Interactive Brokers Group, Inc. -- Class A.........     50        2,180
Invesco Ltd........................................    400       13,392
Lazard Ltd. -- Class A.............................    900       40,509
Legg Mason, Inc....................................    150        5,885
LPL Financial Holdings, Inc........................    544       23,202
NorthStar Asset Management Group, Inc./New York....  1,497       18,174
SEI Investments Co.................................  1,000       52,400
T Rowe Price Group, Inc............................  1,950      139,405
TD Ameritrade Holding Corp.........................  1,750       60,742
Waddell & Reed Financial, Inc. -- Class A..........    550       15,763
                                                             ----------
                                                                984,566
                                                             ----------
CONSUMER FINANCE -- 0.2%
Ally Financial, Inc./(a)/..........................    250        4,660
American Express Co................................  1,287       89,511

COMPANY                                       SHARES U.S. $ VALUE
-----------------------------------------------------------------
CONSUMER FINANCE (CONTINUED)
Credit Acceptance Corp./(a)/.................    100   $   21,402
LendingClub Corp./(a)/.......................    508        5,613
Santander Consumer USA Holdings, Inc./(a)/...      7          111
SLM Corp./(a)/...............................  3,000       19,560
                                                       ----------
                                                          140,857
                                                       ----------
DIVERSIFIED FINANCIAL SERVICES -- 0.9%
Berkshire Hathaway, Inc. -- Class B/(a)/.....    900      118,836
CBOE Holdings, Inc...........................    660       42,834
FactSet Research Systems, Inc................    360       58,525
Intercontinental Exchange, Inc...............    350       89,691
Leucadia National Corp.......................    250        4,348
McGraw Hill Financial, Inc...................  2,150      211,947
Moody's Corp.................................  1,350      135,459
MSCI, Inc. -- Class A........................    800       57,704
                                                       ----------
                                                          719,344
                                                       ----------
INSURANCE -- 0.5%
AmTrust Financial Services, Inc..............     50        3,079
Aon PLC......................................  2,200      202,862
Arthur J Gallagher & Co......................    650       26,611
Erie Indemnity Co. -- Class A................    200       19,128
Markel Corp./(a)/............................     58       51,234
Marsh & McLennan Cos., Inc...................  2,450      135,853
                                                       ----------
                                                          438,767
                                                       ----------
REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
American Tower Corp..........................  3,290      318,965
Boston Properties, Inc.......................  1,050      133,917
Columbia Property Trust, Inc.................    100        2,348
Crown Castle International Corp..............  2,623      226,758
Digital Realty Trust, Inc....................    550       41,591
Empire State Realty Trust, Inc. -- Class A...    400        7,228
Equinix, Inc.................................    494      149,386
Equity LifeStyle Properties, Inc.............    600       40,002
Extra Space Storage, Inc.....................    930       82,035
Federal Realty Investment Trust..............    550       80,355
Four Corners Property Trust, Inc./(a)/.......     66        1,595
Gaming and Leisure Properties, Inc...........     50        1,390
Healthcare Trust of America, Inc. -- Class A.    100        2,697
Iron Mountain, Inc...........................    570       15,396
Lamar Advertising Co. -- Class A.............    550       32,989
Omega Healthcare Investors, Inc..............    300       10,494
Plum Creek Timber Co., Inc...................    470       22,428
Post Properties, Inc.........................     50        2,958
Public Storage...............................  1,020      252,654
Simon Property Group, Inc....................  2,389      464,517
Tanger Factory Outlet Centers, Inc...........    670       21,909
Taubman Centers, Inc.........................    200       15,344
Welltower, Inc...............................  1,200       81,636
Weyerhaeuser Co..............................    250        7,495
                                                       ----------
                                                        2,016,087
                                                       ----------
REAL ESTATE MANAGEMENT & DEVELOPMENT -- 0.2%
CBRE Group, Inc. -- Class A/(a)/.............  2,120       73,310
Howard Hughes Corp. (The)/(a)/...............    150       16,974
Jones Lang LaSalle, Inc......................    300       47,958
Realogy Holdings Corp./(a)/..................    400       14,668
                                                       ----------
                                                          152,910
                                                       ----------
Total Financials.............................           4,543,604
                                                       ----------

                                    FSA-24

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONTINUED)

DECEMBER 31, 2015

COMPANY                                   SHARES U.S. $ VALUE
-------------------------------------------------------------
MATERIALS -- 3.5%

CHEMICALS -- 2.9%
Air Products & Chemicals, Inc............  1,350   $  175,648
Airgas, Inc..............................    100       13,832
Ashland, Inc.............................     50        5,135
Axalta Coating Systems Ltd./(a)/.........    687       18,309
Celanese Corp. -- Series A...............    100        6,733
CF Industries Holdings, Inc..............  1,800       73,458
Chemours Co. (The).......................    560        3,002
Dow Chemical Co. (The)...................  1,100       56,628
Eastman Chemical Co......................    206       13,907
Ecolab, Inc..............................  2,006      229,446
EI du Pont de Nemours & Co...............  3,250      216,450
FMC Corp.................................    750       29,347
Huntsman Corp............................    950       10,802
International Flavors & Fragrances, Inc..    650       77,766
LyondellBasell Industries NV -- Class A..  2,950      256,355
Monsanto Co..............................  3,623      356,938
NewMarket Corp...........................    100       38,073
Platform Specialty Products Corp./(a)/...    150        1,925
PPG Industries, Inc......................  2,150      212,463
Praxair, Inc.............................  1,900      194,560
RPM International, Inc...................    950       41,857
Scotts Miracle-Gro Co. (The) -- Class A..    300       19,353
Sherwin-Williams Co. (The)...............    700      181,720
Valspar Corp. (The)......................    650       53,917
WR Grace & Co./(a)/......................    600       59,754
                                                   ----------
                                                    2,347,378
                                                   ----------
CONSTRUCTION MATERIALS -- 0.1%
Eagle Materials, Inc.....................    300       18,129
Martin Marietta Materials, Inc...........    100       13,658
Vulcan Materials Co......................    150       14,246
                                                   ----------
                                                       46,033
                                                   ----------
CONTAINERS & PACKAGING -- 0.4%
AptarGroup, Inc..........................    100        7,265
Avery Dennison Corp......................    600       37,596
Ball Corp................................  1,050       76,366
Bemis Co., Inc...........................     50        2,235
Crown Holdings, Inc./(a)/................    400       20,280
Graphic Packaging Holding Co.............  1,450       18,603
Owens-Illinois, Inc./(a)/................     50          871
Packaging Corp. of America...............    700       44,135
Sealed Air Corp..........................  1,600       71,360
Silgan Holdings, Inc.....................    300       16,116
WestRock Co..............................    100        4,562
                                                   ----------
                                                      299,389
                                                   ----------
METALS & MINING -- 0.0%
Compass Minerals International, Inc......    250       18,817
Royal Gold, Inc..........................     50        1,824
Southern Copper Corp.....................    268        7,000
Steel Dynamics, Inc......................    200        3,574
Tahoe Resources, Inc.....................    150        1,301
                                                   ----------
                                                       32,516
                                                   ----------
PAPER & FOREST PRODUCTS -- 0.1%
International Paper Co...................  3,050      114,985
                                                   ----------
Total Materials..........................           2,840,301
                                                   ----------

COMPANY                                      SHARES U.S. $ VALUE
----------------------------------------------------------------
TELECOMMUNICATION SERVICES -- 2.0%

DIVERSIFIED TELECOMMUNICATION SERVICES -- 1.9%
AT&T, Inc...................................  6,939  $   238,771
Level 3 Communications, Inc./(a)/...........    177        9,622
Verizon Communications, Inc................. 29,300    1,354,246
Zayo Group Holdings, Inc./(a)/..............    875       23,266
                                                     -----------
                                                       1,625,905
                                                     -----------
WIRELESS TELECOMMUNICATION SERVICES -- 0.1%
SBA Communications Corp. -- Class A/(a)/....    450       47,282
                                                     -----------
Total Telecommunication Services............           1,673,187
                                                     -----------
ENERGY -- 0.5%

ENERGY EQUIPMENT & SERVICES -- 0.1%
FMC Technologies, Inc./(a)/.................  1,100       31,911
Oceaneering International, Inc..............    100        3,752
RPC, Inc....................................     50          597
Schlumberger Ltd............................  1,140       79,515
                                                     -----------
                                                         115,775
                                                     -----------
OIL, GAS & CONSUMABLE FUELS -- 0.4%
Cabot Oil & Gas Corp........................  3,200       56,608
Continental Resources, Inc./OK/(a)/.........    200        4,596
CVR Energy, Inc.............................     50        1,967
EOG Resources, Inc..........................    300       21,237
Fitbit, Inc./(a)/...........................    186        5,504
HollyFrontier Corp..........................    200        7,978
Marathon Petroleum Corp.....................    300       15,552
Memorial Resource Development Corp./(a)/....    638       10,304
ONEOK, Inc..................................    650       16,029
Range Resources Corp........................     50        1,231
Targa Resources Corp........................    200        5,412
Teekay Corp.................................    100          987
Tesoro Corp.................................     50        5,268
Williams Cos., Inc. (The)...................  5,747      147,698
World Fuel Services Corp....................    100        3,846
                                                     -----------
                                                         304,217
                                                     -----------
Total Energy................................             419,992
                                                     -----------
UTILITIES -- 0.0%

ELECTRIC UTILITIES -- 0.0%
ITC Holdings Corp...........................    350       13,737
                                                     -----------

INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.0%
Calpine Corp./(a)/..........................    250        3,618
TerraForm Power, Inc. -- Class A/(a)/.......     50          629
                                                     -----------
                                                           4,247
                                                     -----------
MULTI-UTILITIES -- 0.0%
Dominion Resources, Inc./VA.................    150       10,146
                                                     -----------
Total Utilities.............................              28,130
                                                     -----------

TOTAL INVESTMENTS -- 99.5%
 (cost $51,075,617).........................          82,017,887
Other assets less liabilities -- 0.5%.......             452,607
                                                     -----------

NET ASSETS -- 100.0%                                 $82,470,494
                                                     ===========

                                    FSA-25

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2015


FUTURES CONTRACTS

                     NUMBER OF EXPIRATION ORIGINAL     VALUE AT        UNREALIZED
       TYPE          CONTRACTS   MONTH     VALUE   DECEMBER 31, 2015 (DEPRECIATION)
        ----         --------- ---------- -------- ----------------- --------------
PURCHASED CONTRACTS
S&P 500 Index Mini..     3     March 2016 $306,418     $305,310         $(1,108)

-----------
(a)Non-income producing security.
(b)Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

   Glossary:
   CBOE -- Chicago Board Options Exchange
   MSCI -- Morgan Stanley Capital International
   REIT -- Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

                                    FSA-26

SEPARATE ACCOUNT NO. 4 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2015

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        99.4%           United States
                         0.4%           Singapore
                         0.2%           United Kingdom
                         ----
                        100.0%
                        ======
-----------
* All data are as of December 31, 2015. The Fund's country breakdown is expressed as a percentage of long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements

                                    FSA-27

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

ASSETS:
Investments (Notes 2 and 3):
  Common stocks -- at fair value (cost: $21,613,489)......... $22,192,841
Cash.........................................................   1,317,206
Interest and dividends receivable............................       4,147
Fees receivable from contractowners..........................      36,825
                                                              -----------
   Total assets..............................................  23,551,019
                                                              -----------

LIABILITIES:
Payable for investments securities purchased.................     211,365
Due to AXA Equitable's General Account.......................      73,092
Accrued custody and bank fees................................       3,375
Administrative fees payable..................................          30
Asset management fee payable.................................      49,062
Accrued expenses.............................................       3,301
                                                              -----------
   Total liabilities.........................................     340,225
                                                              -----------
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION. $23,210,794
                                                              ===========

               UNITS OUTSTANDING UNIT VALUES
               ----------------- -----------
Institutional.           14      $58,395.05
RIA...........        2,527          524.03
MRP...........      197,116          106.93

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-28

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENT OF OPERATIONS

YEAR ENDED DECEMBER 31, 2015

INVESTMENT INCOME (NOTE 2):
  Dividends.................................................. $   110,545
                                                              -----------
   Total investment income...................................     110,545
                                                              -----------

EXPENSES (NOTE 6):
  Investment management fees.................................    (157,441)
  Custody and bank fees......................................      (2,893)
  Other operating expenses...................................      (6,219)
                                                              -----------
   Total expenses............................................    (166,553)
                                                              -----------

NET INVESTMENT INCOME (LOSS).................................     (56,008)
                                                              -----------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 2):
  Net realized gain from investments.........................   1,846,639
  Change in unrealized depreciation of investments...........  (1,461,861)
                                                              -----------

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..............     384,778
                                                              -----------

NET INCREASE IN NET ASSETS ATTRIBUTABLE TO OPERATIONS........ $   328,770
                                                              ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-29

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        YEAR ENDED        YEAR ENDED
                                                                                     DECEMBER 31, 2015 DECEMBER 31, 2014
                                                                                     ----------------- -----------------
INCREASE/(DECREASE) IN NET ASSETS:
FROM OPERATIONS:
  Net investment loss...............................................................    $   (56,008)      $   (38,947)
  Net realized gain on investments..................................................      1,846,639         3,423,597
  Net change in unrealized depreciation of investments..............................     (1,461,861)       (2,886,253)
                                                                                        -----------       -----------
   Net increase in net assets attributable to operations............................        328,770           498,397
                                                                                        -----------       -----------

FROM CONTRACTOWNER TRANSACTIONS:
  Contributions.....................................................................      1,461,095         1,857,031
  Withdrawals.......................................................................     (4,299,910)       (4,311,700)
  Asset management fees (Note 6)....................................................        (84,564)          (89,443)
  Administrative fees (Note 6)......................................................       (190,502)         (228,309)
                                                                                        -----------       -----------
   Net decrease in net assets attributable to contractowner transactions............     (3,113,881)       (2,772,421)
                                                                                        -----------       -----------
DECREASE IN NET ASSETS..............................................................     (2,785,111)       (2,274,024)
NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- BEGINNING OF PERIOD.     25,995,905        28,269,929
                                                                                        -----------       -----------

NET ASSETS ATTRIBUTABLE TO CONTRACTOWNERS OR IN ACCUMULATION -- END OF PERIOD.......    $23,210,794       $25,995,905
                                                                                        ===========       ===========

-----------
The accompanying notes are an integral part of these financial statements.

                                    FSA-30

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS

DECEMBER 31, 2015

COMPANY                                              SHARES U.S. $ VALUE
------------------------------------------------------------------------
COMMON STOCKS -- 95.6%

CONSUMER DISCRETIONARY -- 26.9%

AUTO PARTS -- 0.9%
Mobileye NV/(a)/....................................  4,880   $  206,326
                                                              ----------
CABLE TELEVISION SERVICES -- 1.8%
AMC Networks, Inc. -- Class A/(a)/..................  5,479      409,172
                                                              ----------
CONSUMER SERVICES: MISC. -- 1.0%
Liberty Ventures -- Series A/(a)/...................  4,960      223,746
                                                              ----------
DIVERSIFIED MEDIA -- 0.6%
Liberty Media Corp. -- Class C/(a)/.................  3,844      146,380
                                                              ----------
DIVERSIFIED RETAIL -- 4.8%
Dollar General Corp.................................  5,740      412,534
Dollar Tree, Inc./(a)/..............................  6,060      467,953
Liberty Interactive Corp. QVC Group -- Class A/(a)/.  8,660      236,591
                                                              ----------
                                                               1,117,078
                                                              ----------
EDUCATION SERVICES -- 1.5%
Bright Horizons Family Solutions, Inc...............  5,350      357,380
                                                              ----------
HOTEL/MOTEL -- 1.7%
Wyndham Worldwide Corp..............................  5,350      388,677
                                                              ----------
HOUSEHOLD FURNISHINGS -- 1.2%
Tempur Sealy International, Inc./(a)/...............  3,960      279,022
                                                              ----------
LEISURE TIME -- 4.6%
Expedia, Inc........................................  4,106      510,342
Liberty TripAdvisor Holdings, Inc./(a)/.............  9,240      280,342
Norwegian Cruise Line Holdings Ltd./(a)/............  4,950      290,070
                                                              ----------
                                                               1,080,754
                                                              ----------
RADIO & TV BROADCASTERS -- 0.8%
Pandora Media, Inc./(a)/............................ 13,730      184,119
                                                              ----------
RESTAURANTS -- 1.1%
Buffalo Wild Wings, Inc./(a)/.......................  1,550      247,457
                                                              ----------
SPECIALTY RETAIL -- 6.9%
O'Reilly Automotive, Inc./(a)/......................  1,430      362,391
Ross Stores, Inc....................................  8,100      435,861
Tractor Supply Co...................................  4,840      413,820
Ulta Salon Cosmetics & Fragrance, Inc./(a)/.........  2,180      403,300
                                                              ----------
                                                               1,615,372
                                                              ----------
Total Consumer Discretionary........................           6,255,483
                                                              ----------
TECHNOLOGY -- 16.4%

COMPUTER SERVICES, SOFTWARE & SYSTEMS -- 13.8%
ANSYS, Inc./(a)/....................................  3,489      322,733
Aspen Technology, Inc./(a)/.........................  5,596      211,305
F5 Networks, Inc./(a)/..............................  1,900      184,224
Fortinet, Inc./(a)/.................................  7,810      243,438
Guidewire Software, Inc./(a)/.......................  4,840      291,174
NetSuite, Inc./(a)/.................................  2,360      199,703
Palo Alto Networks, Inc./(a)/.......................  1,730      304,722
ServiceNow, Inc./(a)/...............................  3,640      315,078
Tableau Software, Inc. -- Class A/(a)/..............  3,150      296,793
Twitter, Inc./(a)/.................................. 13,530      313,084
Ultimate Software Group, Inc. (The)/(a)/............  1,180      230,702
VeriFone Systems, Inc./(a)/......................... 10,430      292,249
                                                              ----------
                                                               3,205,205
                                                              ----------

COMPANY                                           SHARES U.S. $ VALUE
---------------------------------------------------------------------
COMPUTER TECHNOLOGY -- 1.2%
SanDisk Corp.....................................  3,570   $  271,284
                                                           ----------
ELECTRONIC ENTERTAINMENT -- 1.4%
Activision Blizzard, Inc.........................  8,459      327,448
                                                           ----------
Total Technology.................................           3,803,937
                                                           ----------
HEALTH CARE -- 15.9%

BIOTECHNOLOGY -- 1.0%
Medivation, Inc./(a)/............................  4,620      223,331
                                                           ----------
HEALTH CARE SERVICES -- 3.7%
Acadia Healthcare Co., Inc./(a)/.................  4,580      286,067
Premier, Inc. -- Class A/(a)/.................... 11,069      390,403
Team Health Holdings, Inc./(a)/..................  4,090      179,510
                                                           ----------
                                                              855,980
                                                           ----------
MEDICAL & DENTAL INSTRUMENTS & SUPPLIES -- 3.8%
Align Technology, Inc./(a)/......................  7,315      481,693
Edwards Lifesciences Corp./(a)/..................  5,200      410,696
                                                           ----------
                                                              892,389
                                                           ----------
MEDICAL EQUIPMENT -- 3.9%
DexCom, Inc./(a)/................................  3,400      278,460
Intuitive Surgical, Inc./(a)/....................  1,174      641,192
                                                           ----------
                                                              919,652
                                                           ----------
PHARMACEUTICALS -- 3.5%
Akorn, Inc.......................................  8,150      304,077
Diplomat Pharmacy, Inc./(a)/.....................  7,820      267,600
Jazz Pharmaceuticals PLC/(a)/....................  1,650      231,924
                                                           ----------
                                                              803,601
                                                           ----------
Total Health Care................................           3,694,953
                                                           ----------
PRODUCER DURABLES -- 15.6 %

AIR TRANSPORT -- 1.0%
Spirit Airlines, Inc./(a)/.......................  5,570      221,965
                                                           ----------
BACK OFFICE SUPPORT, HR & CONSULTING -- 3.8%
CoStar Group, Inc./(a)/..........................  2,120      438,183
Robert Half International, Inc...................  9,630      453,958
                                                           ----------
                                                              892,141
                                                           ----------
DIVERSIFIED MANUFACTURING OPERATIONS -- 1.5%
Carlisle Cos., Inc...............................  3,930      348,552
                                                           ----------
MACHINERY: INDUSTRIAL -- 1.8%
Middleby Corp. (The)/(a)/........................  3,860      416,378
                                                           ----------
MACHINERY: TOOLS -- 1.6%
Snap-on, Inc.....................................  2,212      379,203
                                                           ----------
RAILROAD EQUIPMENT -- 0.8%
Wabtec Corp./DE..................................  2,570      182,778
                                                           ----------
SCIENTIFIC INSTRUMENTS: CONTROL & FILTER -- 1.5%
IDEX Corp........................................  4,430      339,382
                                                           ----------
SCIENTIFIC INSTRUMENTS: ELECTRICAL -- 1.4%
AMETEK, Inc......................................  6,290      337,081
                                                           ----------
SHIPPING -- 1.0%
Kirby Corp./(a)/.................................  4,470      235,212
                                                           ----------
TRUCKERS -- 1.2%
Old Dominion Freight Line, Inc./(a)/.............  4,740      279,992
                                                           ----------
Total Producer Durables..........................           3,632,684
                                                           ----------

                                    FSA-31

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO OF INVESTMENTS (CONCLUDED)

DECEMBER 31, 2015

COMPANY                                  SHARES U.S. $ VALUE
------------------------------------------------------------
FINANCIAL SERVICES -- 12.9%

ASSET MANAGEMENT & CUSTODIAN -- 2.7%
Affiliated Managers Group, Inc./(a)/....  2,165  $   345,880
SEI Investments Co......................  5,450      285,580
                                                 -----------
                                                     631,460
                                                 -----------
BANKS: DIVERSIFIED -- 1.8%
First Republic Bank/CA..................  3,080      203,465
SVB Financial Group/(a)/................  1,770      210,453
                                                 -----------
                                                     413,918
                                                 -----------
DIVERSIFIED FINANCIAL SERVICES -- 1.4%
Virtu Financial, Inc. -- Class A........ 14,415      326,356
                                                 -----------
FINANCIAL DATA & SYSTEMS -- 5.8%
Alliance Data Systems Corp./(a)/........  1,720      475,700
Moody's Corp............................  4,730      474,608
Vantiv, Inc. -- Class A/(a)/............  8,400      398,328
                                                 -----------
                                                   1,348,636
                                                 -----------
SECURITIES BROKERAGE & SERVICES -- 1.2%
Intercontinental Exchange, Inc..........  1,076      275,736
                                                 -----------
Total Financial Services................           2,996,106
                                                 -----------
CONSUMER STAPLES -- 3.0%

BEVERAGE: SOFT DRINKS -- 2.4%
Monster Beverage Corp./(a)/.............  3,800      566,048
                                                 -----------
FOODS -- 0.6%
Mead Johnson Nutrition Co. -- Class A...  1,600      126,320
                                                 -----------
Total Consumer Staples..................             692,368
                                                 -----------
MATERIALS & PROCESSING -- 2.2%

CHEMICALS: DIVERSIFIED -- 0.9%
PolyOne Corp............................  6,730      213,745
                                                 -----------
DIVERSIFIED MATERIALS & PROCESSING -- 1.3%
Hexcel Corp.............................  6,370      295,886
                                                 -----------
Total Materials & Processing............             509,631
                                                 -----------
UTILITIES -- 1.6%

UTILITIES: TELECOMMUNICATIONS -- 1.6%
Level 3 Communications, Inc./(a)/.......  6,651      361,548
                                                 -----------
ENERGY -- 1.1%

OIL WELL EQUIPMENT & SERVICES -- 1.1%
Oceaneering International, Inc..........  6,560      246,131
                                                 -----------
Total Common Stocks
 (cost $21,613,489).....................          22,192,841
                                                 -----------

TOTAL INVESTMENTS -- 95.6%
  (cost/amortized cost $21,613,489).....          22,192,841
Other assets less liabilities -- 4.4%...           1,017,953
                                                 -----------

NET ASSETS -- 100.0%                             $23,210,794
                                                 ===========

-----------
(a)Non-income producing security.
The accompanying notes are an integral part of these financial statements.


                                    FSA-32

SEPARATE ACCOUNT NO. 3 (POOLED)
OF AXA EQUITABLE LIFE INSURANCE COMPANY

PORTFOLIO SUMMARY

DECEMBER 31, 2015

                % OF TOTAL INVESTMENTS* COUNTRY DIVERSIFICATION
                ----------------------- -----------------------
                        100.0 %         United States
-----------
* All data are as of December 31, 2015. The Fund's country breakdown is expressed as a percentage of each Portfolio's long-term investments and may vary over time.

The accompanying notes are an integral part of these financial statements.

                                    FSA-33

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2015

                                                                                                ALL ASSET
                                                            ALL ASSET      ALL ASSET GROWTH- MODERATE GROWTH- AXA AGGRESSIVE
                                                        AGGRESSIVE-ALT 25*      ALT 20*          ALT 15*       ALLOCATION*
                                                        ------------------ ----------------- ---------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.      $75,229            $74,722           $7,328        $2,569,826
Receivable for policy-related transactions.............          356                 --               --             1,290
                                                             -------            -------           ------        ----------
   Total assets........................................       75,585             74,722            7,328         2,571,116
                                                             -------            -------           ------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          355                 --               --             1,290
Payable for direct operating expenses..................            5                 13               --               387
                                                             -------            -------           ------        ----------
   Total liabilities...................................          360                 13               --             1,677
                                                             -------            -------           ------        ----------
NET ASSETS.............................................      $75,225            $74,709           $7,328        $2,569,439
                                                             =======            =======           ======        ==========

NET ASSETS:
Accumulation unit values...............................      $75,225            $74,709           $7,325        $2,569,303
Retained by AXA Equitable in Separate Account No. 66...           --                 --                3               136
                                                             -------            -------           ------        ----------
TOTAL NET ASSETS.......................................      $75,225            $74,709           $7,328        $2,569,439
                                                             =======            =======           ======        ==========

Investments in shares of the Portfolios, at cost.......      $78,487            $81,317           $7,808        $2,673,074
The Portfolios shares held
   Class B.............................................        6,776              4,179              701           250,815

                                                        AXA CONSERVATIVE AXA CONSERVATIVE-
                                                          ALLOCATION*    PLUS ALLOCATION*
                                                        ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,273,348       $1,076,876
Receivable for policy-related transactions.............         8,457            2,506
                                                           ----------       ----------
   Total assets........................................     1,281,805        1,079,382
                                                           ----------       ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         8,457            2,506
Payable for direct operating expenses..................           220              166
                                                           ----------       ----------
   Total liabilities...................................         8,677            2,672
                                                           ----------       ----------
NET ASSETS.............................................    $1,273,128       $1,076,710
                                                           ==========       ==========

NET ASSETS:
Accumulation unit values...............................    $1,273,106       $1,076,534
Retained by AXA Equitable in Separate Account No. 66...            22              176
                                                           ----------       ----------
TOTAL NET ASSETS.......................................    $1,273,128       $1,076,710
                                                           ==========       ==========

Investments in shares of the Portfolios, at cost.......    $1,326,713       $1,148,167
The Portfolios shares held
   Class B.............................................       137,054          113,776

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-34

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        AXA GLOBAL EQUITY AXA INTERNATIONAL AXA INTERNATIONAL AXA LARGE CAP
                                                             MANAGED        CORE MANAGED      VALUE MANAGED   GROWTH MANAGED
                                                           VOLATILITY*       VOLATILITY*       VOLATILITY*     VOLATILITY*
                                                        ----------------- ----------------- ----------------- --------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $1,606,836        $1,856,005          $50,663        $3,328,685
Receivable for shares of the Portfolios sold...........         4,067                --               42            10,734
Receivable for policy-related transactions.............            --             3,320               --                --
                                                           ----------        ----------          -------        ----------
   Total assets........................................     1,610,903         1,859,325           50,705         3,339,419
                                                           ----------        ----------          -------        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --             3,320               --                --
Payable for policy-related transactions................         4,067                --               40             9,575
Payable for direct operating expenses..................           269               359               --               564
                                                           ----------        ----------          -------        ----------
   Total liabilities...................................         4,336             3,679               40            10,139
                                                           ----------        ----------          -------        ----------
NET ASSETS.............................................    $1,606,567        $1,855,646          $50,665        $3,329,280
                                                           ==========        ==========          =======        ==========

NET ASSETS:
Accumulation unit values...............................    $1,605,873        $1,855,333          $50,665        $3,325,450
Retained by AXA Equitable in Separate Account No. 66...           694               313               --             3,830
                                                           ----------        ----------          -------        ----------
TOTAL NET ASSETS.......................................    $1,606,567        $1,855,646          $50,665        $3,329,280
                                                           ==========        ==========          =======        ==========

Investments in shares of the Portfolios, at cost.......    $1,476,897        $1,865,001          $52,397        $2,565,602
The Portfolios shares held
   Class A.............................................            --                --               --                --
   Class B.............................................       111,124           203,403            4,401           124,248

                                                        AXA LARGE CAP
                                                        VALUE MANAGED
                                                         VOLATILITY*
                                                        -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $8,839,193
Receivable for shares of the Portfolios sold...........      82,293
Receivable for policy-related transactions.............          --
                                                         ----------
   Total assets........................................   8,921,486
                                                         ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --
Payable for policy-related transactions................      82,280
Payable for direct operating expenses..................       1,357
                                                         ----------
   Total liabilities...................................      83,637
                                                         ----------
NET ASSETS.............................................  $8,837,849
                                                         ==========

NET ASSETS:
Accumulation unit values...............................  $8,835,296
Retained by AXA Equitable in Separate Account No. 66...       2,553
                                                         ----------
TOTAL NET ASSETS.......................................  $8,837,849
                                                         ==========

Investments in shares of the Portfolios, at cost.......  $6,348,563
The Portfolios shares held
   Class A.............................................      48,001
   Class B.............................................     545,363

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-35

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                         AXA MID CAP
                                                        VALUE MANAGED AXA MODERATE AXA MODERATE-PLUS AXA/AB SMALL CAP
                                                         VOLATILITY*  ALLOCATION*     ALLOCATION*        GROWTH*
                                                        ------------- ------------ ----------------- ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $7,702,296   $18,965,219     $1,553,724         $556,843
Receivable for shares of the Portfolios sold...........      88,242            --             --               --
Receivable for policy-related transactions.............          --        32,768          6,851              230
                                                         ----------   -----------     ----------         --------
   Total assets........................................   7,790,538    18,997,987      1,560,575          557,073
                                                         ----------   -----------     ----------         --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          --        32,730          6,851              230
Payable for policy-related transactions................      88,233            --             --               --
Payable for direct operating expenses..................       1,310         2,880            208               55
                                                         ----------   -----------     ----------         --------
   Total liabilities...................................      89,543        35,610          7,059              285
                                                         ----------   -----------     ----------         --------
NET ASSETS.............................................  $7,700,995   $18,962,377     $1,553,516         $556,788
                                                         ==========   ===========     ==========         ========

NET ASSETS:
Accumulation unit values...............................  $7,699,781   $18,961,325     $1,553,409         $556,685
Retained by AXA Equitable in Separate Account No. 66...       1,214         1,052            107              103
                                                         ----------   -----------     ----------         --------
TOTAL NET ASSETS.......................................  $7,700,995   $18,962,377     $1,553,516         $556,788
                                                         ==========   ===========     ==========         ========

Investments in shares of the Portfolios, at cost.......  $6,034,535   $19,615,673     $1,632,846         $648,606
The Portfolios shares held
   Class A.............................................          --            --             --           10,688
   Class B.............................................     526,924     1,422,650        149,638           23,087

                                                        CHARTER/SM/  CHARTER/SM/
                                                        MULTI-SECTOR SMALL CAP
                                                           BOND*       VALUE*
                                                        ------------ ----------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $929,108    $59,405
Receivable for shares of the Portfolios sold...........         --         58
Receivable for policy-related transactions.............      6,526         --
                                                          --------    -------
   Total assets........................................    935,634     59,463
                                                          --------    -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........      6,526         --
Payable for policy-related transactions................         --         55
Payable for direct operating expenses..................        137         --
                                                          --------    -------
   Total liabilities...................................      6,663         55
                                                          --------    -------
NET ASSETS.............................................   $928,971    $59,408
                                                          ========    =======

NET ASSETS:
Accumulation unit values...............................   $928,933    $59,408
Retained by AXA Equitable in Separate Account No. 66...         38         --
                                                          --------    -------
TOTAL NET ASSETS.......................................   $928,971    $59,408
                                                          ========    =======

Investments in shares of the Portfolios, at cost.......   $975,505    $45,183
The Portfolios shares held
   Class A.............................................         11         --
   Class B.............................................    248,062      4,488

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-36

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                                               EQ/BOSTON     EQ/CALVERT  EQ/CAPITAL
                                                           EQ/BLACKROCK     ADVISORS EQUITY   SOCIALLY    GUARDIAN  EQ/EQUITY
                                                        BASIC VALUE EQUITY*     INCOME*     RESPONSIBLE* RESEARCH*  500 INDEX*
                                                        ------------------- --------------- ------------ ---------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.       $77,640          $333,411      $2,257,871  $7,183,769 $23,295,700
Receivable for shares of the Portfolios sold...........            73                --           3,598      42,348     185,810
Receivable for policy-related transactions.............            --               543              --          --          --
                                                              -------          --------      ----------  ---------- -----------
   Total assets........................................        77,713           333,954       2,261,469   7,226,117  23,481,510
                                                              -------          --------      ----------  ---------- -----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........            --               543              --          --          --
Payable for policy-related transactions................            73                --           3,598      42,348     185,800
Payable for direct operating expenses..................            --                44             386       1,158       3,645
                                                              -------          --------      ----------  ---------- -----------
   Total liabilities...................................            73               587           3,984      43,506     189,445
                                                              -------          --------      ----------  ---------- -----------
NET ASSETS.............................................       $77,640          $333,367      $2,257,485  $7,182,611 $23,292,065
                                                              =======          ========      ==========  ========== ===========

NET ASSETS:
Accumulation unit values...............................       $77,635          $333,353      $2,257,366  $7,181,136 $23,287,907
Retained by AXA Equitable in Separate Account No. 66...             5                14             119       1,475       4,158
                                                              -------          --------      ----------  ---------- -----------
TOTAL NET ASSETS.......................................       $77,640          $333,367      $2,257,485  $7,182,611 $23,292,065
                                                              =======          ========      ==========  ========== ===========

Investments in shares of the Portfolios, at cost.......       $67,437          $368,375      $1,988,852  $4,584,714 $16,752,943
The Portfolios shares held
   Class A.............................................            --                --              --          --      27,078
   Class B.............................................         3,891            57,370         206,375     340,516     651,648

                                                        EQ/GAMCO MERGERS
                                                        AND ACQUISITIONS*
                                                        -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $129,020
Receivable for shares of the Portfolios sold...........           --
Receivable for policy-related transactions.............           80
                                                            --------
   Total assets........................................      129,100
                                                            --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........           80
Payable for policy-related transactions................           --
Payable for direct operating expenses..................           18
                                                            --------
   Total liabilities...................................           98
                                                            --------
NET ASSETS.............................................     $129,002
                                                            ========

NET ASSETS:
Accumulation unit values...............................     $128,995
Retained by AXA Equitable in Separate Account No. 66...            7
                                                            --------
TOTAL NET ASSETS.......................................     $129,002
                                                            ========

Investments in shares of the Portfolios, at cost.......     $135,715
The Portfolios shares held
   Class A.............................................           --
   Class B.............................................       10,249

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-37

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015


                                                        EQ/GAMCO SMALL EQ/INTERMEDIATE  EQ/INTERNATIONAL EQ/JPMORGAN VALUE
                                                        COMPANY VALUE* GOVERNMENT BOND*  EQUITY INDEX*    OPPORTUNITIES*
                                                        -------------- ---------------- ---------------- -----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $2,785,708      $3,935,795       $9,900,962        $152,642
Receivable for shares of the Portfolios sold...........           --              --           23,748             157
Receivable for policy-related transactions.............        8,155           7,399               --              --
                                                          ----------      ----------       ----------        --------
   Total assets........................................    2,793,863       3,943,194        9,924,710         152,799
                                                          ----------      ----------       ----------        --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        8,155           7,310               --              --
Payable for policy-related transactions................           --              --           23,749             157
Payable for direct operating expenses..................          464             614            1,644              --
                                                          ----------      ----------       ----------        --------
   Total liabilities...................................        8,619           7,924           25,393             157
                                                          ----------      ----------       ----------        --------
NET ASSETS.............................................   $2,785,244      $3,935,270       $9,899,317        $152,642
                                                          ==========      ==========       ==========        ========

NET ASSETS:
Accumulation unit values...............................   $2,785,019      $3,935,270       $9,898,935        $152,585
Retained by AXA Equitable in Separate Account No. 66...          225              --              382              57
                                                          ----------      ----------       ----------        --------
TOTAL NET ASSETS.......................................   $2,785,244      $3,935,270       $9,899,317        $152,642
                                                          ==========      ==========       ==========        ========

Investments in shares of the Portfolios, at cost.......   $2,784,200      $3,969,114       $9,627,105        $ 93,874
The Portfolios shares held
   Class A.............................................           --               1        1,176,505              --
   Class B.............................................       56,458         385,200               --           9,884

                                                                         EQ/MFS
                                                        EQ/LARGE CAP  INTERNATIONAL
                                                        GROWTH INDEX*    GROWTH*
                                                        ------------- -------------
ASSETS:
Investments in shares of the Portfolios, at fair value.   $523,030      $377,728
Receivable for shares of the Portfolios sold...........      1,620            --
Receivable for policy-related transactions.............         --         1,841
                                                          --------      --------
   Total assets........................................    524,650       379,569
                                                          --------      --------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         --         1,840
Payable for policy-related transactions................      1,620            --
Payable for direct operating expenses..................         53            60
                                                          --------      --------
   Total liabilities...................................      1,673         1,900
                                                          --------      --------
NET ASSETS.............................................   $522,977      $377,669
                                                          ========      ========

NET ASSETS:
Accumulation unit values...............................   $522,967      $377,669
Retained by AXA Equitable in Separate Account No. 66...         10            --
                                                          --------      --------
TOTAL NET ASSETS.......................................   $522,977      $377,669
                                                          ========      ========

Investments in shares of the Portfolios, at cost.......   $572,814      $412,604
The Portfolios shares held
   Class A.............................................         --            --
   Class B.............................................     45,486        57,823

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-38

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        EQ/MID CAP  EQ/MONEY   EQ/MORGAN STANLEY EQ/PIMCO ULTRA EQ/QUALITY
                                                          INDEX*    MARKET*     MID CAP GROWTH*   SHORT BOND*   BOND PLUS*
                                                        ---------- ----------- ----------------- -------------- ----------
ASSETS:
Investments in shares of the Portfolios, at fair value.  $649,150  $13,821,483     $133,090        $2,079,526     $7,069
Receivable for shares of the Portfolios sold...........        --       12,188           --                --          8
Receivable for policy-related transactions.............       557           --          180             8,201         --
                                                         --------  -----------     --------        ----------     ------
   Total assets........................................   649,707   13,833,671      133,270         2,087,727      7,077
                                                         --------  -----------     --------        ----------     ------

LIABILITIES:
Payable for shares of the Portfolios purchased.........       557           --          180             8,195         --
Payable for policy-related transactions................        --       12,861           --                --          8
Payable for direct operating expenses..................        66        2,238           19               362         --
                                                         --------  -----------     --------        ----------     ------
   Total liabilities...................................       623       15,099          199             8,557          8
                                                         --------  -----------     --------        ----------     ------
NET ASSETS.............................................  $649,084  $13,818,572     $133,071        $2,079,170     $7,069
                                                         ========  ===========     ========        ==========     ======

NET ASSETS:
Accumulation unit values...............................  $647,989  $13,818,572     $133,071        $2,079,170     $7,022
Retained by AXA Equitable in Separate Account No. 66...     1,095           --           --                --         47
                                                         --------  -----------     --------        ----------     ------
TOTAL NET ASSETS.......................................  $649,084  $13,818,572     $133,071        $2,079,170     $7,069
                                                         ========  ===========     ========        ==========     ======

Investments in shares of the Portfolios, at cost.......  $651,397  $13,821,732     $145,612        $2,110,918     $7,101
The Portfolios shares held
   Class A.............................................        --          539           --                --        835
   Class B.............................................    50,756   13,821,124        8,195           212,427         --

                                                        EQ/SMALL COMPANY
                                                             INDEX*
                                                        ----------------
ASSETS:
Investments in shares of the Portfolios, at fair value.    $4,399,826
Receivable for shares of the Portfolios sold...........            --
Receivable for policy-related transactions.............         2,008
                                                           ----------
   Total assets........................................     4,401,834
                                                           ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........         2,008
Payable for policy-related transactions................            --
Payable for direct operating expenses..................           785
                                                           ----------
   Total liabilities...................................         2,793
                                                           ----------
NET ASSETS.............................................    $4,399,041
                                                           ==========

NET ASSETS:
Accumulation unit values...............................    $4,398,651
Retained by AXA Equitable in Separate Account No. 66...           390
                                                           ----------
TOTAL NET ASSETS.......................................    $4,399,041
                                                           ==========

Investments in shares of the Portfolios, at cost.......    $4,680,948
The Portfolios shares held
   Class A.............................................            --
   Class B.............................................       435,142

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-39

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

                                                        EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER MULTIMANAGER TARGET 2015
                                                         GROWTH STOCK*   OMEGA GROWTH*   CORE BOND*  TECHNOLOGY*  ALLOCATION*
                                                        ---------------- -------------- ------------ ------------ -----------
ASSETS:
Investments in shares of the Portfolios, at fair value.     $421,956        $456,276     $1,629,224   $4,564,723  $2,063,326
Receivable for shares of the Portfolios sold...........           --              --             --        5,861          --
Receivable for policy-related transactions.............          210             206            540           --         250
                                                            --------        --------     ----------   ----------  ----------
   Total assets........................................      422,166         456,482      1,629,764    4,570,584   2,063,576
                                                            --------        --------     ----------   ----------  ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........          210             206            540           --         250
Payable for policy-related transactions................           --              --             --        5,861          --
Payable for direct operating expenses..................           53              34            177          685         371
                                                            --------        --------     ----------   ----------  ----------
   Total liabilities...................................          263             240            717        6,546         621
                                                            --------        --------     ----------   ----------  ----------
NET ASSETS.............................................     $421,903        $456,242     $1,629,047   $4,564,038  $2,062,955
                                                            ========        ========     ==========   ==========  ==========

NET ASSETS:
Accumulation unit values...............................     $421,499        $456,188     $1,628,845   $4,563,064  $2,062,927
Retained by AXA Equitable in Separate Account No. 66...          404              54            202          974          28
                                                            --------        --------     ----------   ----------  ----------
TOTAL NET ASSETS.......................................     $421,903        $456,242     $1,629,047   $4,564,038  $2,062,955
                                                            ========        ========     ==========   ==========  ==========

Investments in shares of the Portfolios, at cost.......     $420,096        $496,923     $1,665,020   $3,948,468  $2,300,551
The Portfolios shares held
   Class B.............................................       11,055          43,760        166,951      233,958     243,587

                                                        TARGET 2025
                                                        ALLOCATION*
                                                        -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $2,578,717
Receivable for shares of the Portfolios sold...........         --
Receivable for policy-related transactions.............        648
                                                        ----------
   Total assets........................................  2,579,365
                                                        ----------

LIABILITIES:
Payable for shares of the Portfolios purchased.........        648
Payable for policy-related transactions................         --
Payable for direct operating expenses..................        410
                                                        ----------
   Total liabilities...................................      1,058
                                                        ----------
NET ASSETS............................................. $2,578,307
                                                        ==========

NET ASSETS:
Accumulation unit values............................... $2,578,127
Retained by AXA Equitable in Separate Account No. 66...        180
                                                        ----------
TOTAL NET ASSETS....................................... $2,578,307
                                                        ==========

Investments in shares of the Portfolios, at cost....... $2,812,435
The Portfolios shares held
   Class B.............................................    273,840

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-40

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2015

                                                        TARGET 2035 TARGET 2045 TARGET 2055
                                                        ALLOCATION* ALLOCATION* ALLOCATION*
                                                        ----------- ----------- -----------
ASSETS:
Investments in shares of the Portfolios, at fair value. $1,645,813  $1,333,295    $32,530
Receivable for shares of the Portfolios sold...........         --      26,497         --
Receivable for policy-related transactions.............     17,502          --        140
                                                        ----------  ----------    -------
   Total assets........................................  1,663,315   1,359,792     32,670
                                                        ----------  ----------    -------

LIABILITIES:
Payable for shares of the Portfolios purchased.........     17,502          --        138
Payable for policy-related transactions................         --      26,497         --
Payable for direct operating expenses..................        241         190          3
                                                        ----------  ----------    -------
   Total liabilities...................................     17,743      26,687        141
                                                        ----------  ----------    -------
NET ASSETS............................................. $1,645,572  $1,333,105    $32,529
                                                        ==========  ==========    =======

NET ASSETS:
Accumulation unit values............................... $1,645,532  $1,333,056    $32,529
Retained by AXA Equitable in Separate Account No. 66...         40          49         --
                                                        ----------  ----------    -------
TOTAL NET ASSETS....................................... $1,645,572  $1,333,105    $32,529
                                                        ==========  ==========    =======

Investments in shares of the Portfolios, at cost....... $1,764,009  $1,422,066    $34,795
The Portfolios shares held
   Class B.............................................    172,219     141,592      3,521

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-41

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2015

The following table provides units outstanding and unit values associated with the Variable Investment Options of the Account and is further categorized by share class and contract charges

                                                                                   UNITS
                                            CONTRACT                            OUTSTANDING
                                            CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                            -------- --------------- ---------- -----------
ALL ASSET AGGRESSIVE-ALT 25................   0.02%         B         $ 11.58          6

ALL ASSET GROWTH-ALT 20....................   0.02%         B         $ 11.27          7

ALL ASSET MODERATE GROWTH-ALT 15...........   0.02%         B         $ 10.97          1

AXA AGGRESSIVE ALLOCATION..................   0.02%         B         $ 11.91        216

AXA CONSERVATIVE ALLOCATION................   0.02%         B         $ 12.12        105

AXA CONSERVATIVE-PLUS ALLOCATION...........   0.02%         B         $ 12.22         88

AXA GLOBAL EQUITY MANAGED VOLATILITY.......   0.00%         B         $510.99         --
AXA GLOBAL EQUITY MANAGED VOLATILITY.......   0.02%         B         $ 14.36        105

AXA INTERNATIONAL CORE MANAGED VOLATILITY..   0.00%         B         $140.77         --
AXA INTERNATIONAL CORE MANAGED VOLATILITY..   0.02%         B         $ 12.65        146

AXA INTERNATIONAL VALUE MANAGED VOLATILITY.   0.00%         B         $155.32         --

AXA LARGE CAP GROWTH MANAGED VOLATILITY....   0.00%         B         $243.24         --
AXA LARGE CAP GROWTH MANAGED VOLATILITY....   0.02%         B         $ 10.14        325

AXA LARGE CAP VALUE MANAGED VOLATILITY.....   0.00%         A         $185.40          4
AXA LARGE CAP VALUE MANAGED VOLATILITY.....   0.02%         B         $ 17.21        472

AXA MID CAP VALUE MANAGED VOLATILITY.......   0.00%         B         $296.77         --
AXA MID CAP VALUE MANAGED VOLATILITY.......   0.02%         B         $ 23.39        324

AXA MODERATE ALLOCATION....................   0.02%         B         $ 11.98      1,583

AXA MODERATE-PLUS ALLOCATION...............   0.02%         B         $ 12.04        129

AXA/AB SMALL CAP GROWTH....................   0.05%         A         $357.31          1
AXA/AB SMALL CAP GROWTH....................   0.02%         B         $ 13.94         27

CHARTER/SM/ MULTI-SECTOR BOND..............   0.05%         A         $223.13         --
CHARTER/SM/ MULTI-SECTOR BOND..............   0.02%         B         $ 10.07         92

CHARTER/SM/ SMALL CAP VALUE................   0.00%         B         $252.31         --

EQ/BLACKROCK BASIC VALUE EQUITY............   0.00%         B         $332.63         --

EQ/BOSTON ADVISORS EQUITY INCOME...........   0.02%         B         $ 14.04         24

EQ/CALVERT SOCIALLY RESPONSIBLE............   0.00%         B         $159.88         --
EQ/CALVERT SOCIALLY RESPONSIBLE............   0.02%         B         $ 13.46        168

EQ/CAPITAL GUARDIAN RESEARCH...............   0.00%         B         $241.50         --
EQ/CAPITAL GUARDIAN RESEARCH...............   0.02%         B         $ 29.72        240

EQ/EQUITY 500 INDEX........................   0.05%         A         $611.49          2
EQ/EQUITY 500 INDEX........................   0.02%         B         $ 15.21      1,470

EQ/GAMCO MERGERS AND ACQUISITIONS..........   0.02%         B         $ 11.73         11

EQ/GAMCO SMALL COMPANY VALUE...............   0.02%         B         $ 23.29        120

EQ/INTERMEDIATE GOVERNMENT BOND............   0.05%         A         $229.02         --
EQ/INTERMEDIATE GOVERNMENT BOND............   0.02%         B         $ 12.28        320

-----------
The accompanying notes are an integral part of these financial statements.


                                    FSA-42

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF ASSETS AND LIABILITIES (CONCLUDED)

DECEMBER 31, 2015

                                                                         UNITS
                                  CONTRACT                            OUTSTANDING
                                  CHARGES*   SHARE CLASS** UNIT VALUE (000'S)***
                                  -------- --------------- ---------- -----------
EQ/INTERNATIONAL EQUITY INDEX....   0.02%         A         $ 19.55        485
EQ/INTERNATIONAL EQUITY INDEX....   0.05%         A         $173.74          2

EQ/JPMORGAN VALUE OPPORTUNITIES..   0.00%         B         $234.67          1

EQ/LARGE CAP GROWTH INDEX........   0.00%         B         $155.74         --
EQ/LARGE CAP GROWTH INDEX........   0.02%         B         $ 15.15         34

EQ/MFS INTERNATIONAL GROWTH......   0.02%         B         $ 11.25         34

EQ/MID CAP INDEX.................   0.00%         B         $211.01         --
EQ/MID CAP INDEX.................   0.02%         B         $ 14.40         39

EQ/MONEY MARKET..................   0.05%         A         $174.88         --
EQ/MONEY MARKET..................   0.02%         B         $  9.99      1,383

EQ/MORGAN STANLEY MID CAP GROWTH.   0.02%         B         $ 13.16         10

EQ/PIMCO ULTRA SHORT BOND........   0.02%         B         $ 11.77        177

EQ/QUALITY BOND PLUS.............   0.05%         A         $247.26         --

EQ/SMALL COMPANY INDEX...........   0.02%         B         $ 23.87        184

EQ/T. ROWE PRICE GROWTH STOCK....   0.00%         B         $ 18.56         --
EQ/T. ROWE PRICE GROWTH STOCK....   0.02%         B         $ 16.11         26

EQ/WELLS FARGO OMEGA GROWTH......   0.00%         B         $210.69          1
EQ/WELLS FARGO OMEGA GROWTH......   0.02%         B         $ 14.39         15

MULTIMANAGER CORE BOND...........   0.02%         B         $ 10.16        160

MULTIMANAGER TECHNOLOGY..........   0.00%         B         $269.46         --
MULTIMANAGER TECHNOLOGY..........   0.02%         B         $ 25.55        179

TARGET 2015 ALLOCATION...........   0.02%         B         $ 11.54        179

TARGET 2025 ALLOCATION...........   0.02%         B         $ 11.82        218

TARGET 2035 ALLOCATION...........   0.02%         B         $ 11.95        138

TARGET 2045 ALLOCATION...........   0.02%         B         $ 11.87        112

TARGET 2055 ALLOCATION...........   0.02%         B         $  9.22          4

-----------
The accompanying notes are an integral part of these financial statements.
* Contract charges reflect the annual program expense, financial accounting and other expenses related to the Variable Investment Options.
**Share class reflects the share class of the Portfolio in which the units of the Variable Investment Option are invested, as further described in note 5 of these financial statements.
***Variable Investment Options where units outstanding are less than 500 are denoted by a --.


                                    FSA-43

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                                                               ALL ASSET
                                                                           ALL ASSET      ALL ASSET GROWTH- MODERATE GROWTH-
                                                                       AGGRESSIVE-ALT 25*      ALT 20*          ALT 15*
                                                                       ------------------ ----------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................      $   577            $   629           $  63
  Expenses:
   Asset-based charges and direct operating expenses..................            8                 24              --
                                                                            -------            -------           -----

NET INVESTMENT INCOME (LOSS)..........................................          569                605              63
                                                                            -------            -------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................          230             (2,592)             11
   Net realized gain (loss) distribution from the Portfolios..........          708              2,621              70
                                                                            -------            -------           -----
  Net realized gain (loss) on investments.............................          938                 29              81
                                                                            -------            -------           -----

  Net change in unrealized appreciation (depreciation) of investments.       (3,209)            (4,310)           (428)
                                                                            -------            -------           -----

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (2,271)            (4,281)           (347)
                                                                            -------            -------           -----

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $(1,702)           $(3,676)          $(284)
                                                                            =======            =======           =====

                                                                       AXA AGGRESSIVE AXA CONSERVATIVE AXA CONSERVATIVE-
                                                                        ALLOCATION*     ALLOCATION*    PLUS ALLOCATION*
                                                                       -------------- ---------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $  25,339        $ 10,554         $  9,181
  Expenses:
   Asset-based charges and direct operating expenses..................         603             320              243
                                                                         ---------        --------         --------

NET INVESTMENT INCOME (LOSS)..........................................      24,736          10,234            8,938
                                                                         ---------        --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      29,789          (3,286)           1,735
   Net realized gain (loss) distribution from the Portfolios..........     158,974          23,727           37,567
                                                                         ---------        --------         --------
  Net realized gain (loss) on investments.............................     188,763          20,441           39,302
                                                                         ---------        --------         --------

  Net change in unrealized appreciation (depreciation) of investments.    (252,841)        (35,207)         (57,421)
                                                                         ---------        --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (64,078)        (14,766)         (18,119)
                                                                         ---------        --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ (39,342)       $ (4,532)        $ (9,181)
                                                                         =========        ========         ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-44

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       AXA GLOBAL EQUITY AXA INTERNATIONAL AXA INTERNATIONAL
                                                                            MANAGED        CORE MANAGED      VALUE MANAGED
                                                                          VOLATILITY*       VOLATILITY*       VOLATILITY*
                                                                       ----------------- ----------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $  15,283         $   1,189          $    54
  Expenses:
   Asset-based charges and direct operating expenses..................           391               494               --
                                                                           ---------         ---------          -------

NET INVESTMENT INCOME (LOSS)..........................................        14,892               695               54
                                                                           ---------         ---------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................        88,799            23,376              426
   Net realized gain (loss) distribution from the Portfolios..........            --                --               --
                                                                           ---------         ---------          -------
  Net realized gain (loss) on investments.............................        88,799            23,376              426
                                                                           ---------         ---------          -------

  Net change in unrealized appreciation (depreciation) of investments.      (129,412)         (105,206)          (2,105)
                                                                           ---------         ---------          -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (40,613)          (81,830)          (1,679)
                                                                           ---------         ---------          -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ (25,721)        $ (81,135)         $(1,625)
                                                                           =========         =========          =======

                                                                       AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP
                                                                       CORE MANAGED  GROWTH MANAGED VALUE MANAGED
                                                                        VOLATILITY*   VOLATILITY*    VOLATILITY*
                                                                       ------------- -------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $     --      $   9,788     $   150,502
  Expenses:
   Asset-based charges and direct operating expenses..................         --            838           2,053
                                                                         --------      ---------     -----------

NET INVESTMENT INCOME (LOSS)..........................................         --          8,950         148,449
                                                                         --------      ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     32,112        439,407         623,462
   Net realized gain (loss) distribution from the Portfolios..........         --        149,374              --
                                                                         --------      ---------     -----------
  Net realized gain (loss) on investments.............................     32,112        588,781         623,462
                                                                         --------      ---------     -----------

  Net change in unrealized appreciation (depreciation) of investments.    (30,624)      (447,410)     (1,154,100)
                                                                         --------      ---------     -----------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      1,488        141,371        (530,638)
                                                                         --------      ---------     -----------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $  1,488      $ 150,321     $  (382,189)
                                                                         ========      =========     ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-45

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       AXA MID CAP VALUE
                                                                            MANAGED      AXA MODERATE  AXA MODERATE-
                                                                          VOLATILITY*    ALLOCATION*  PLUS ALLOCATION*
                                                                       ----------------- ------------ ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $  63,253     $   161,412     $  14,373
  Expenses:
   Asset-based charges and direct operating expenses..................         1,986           4,487           329
                                                                           ---------     -----------     ---------

NET INVESTMENT INCOME (LOSS)..........................................        61,267         156,925        14,044
                                                                           ---------     -----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       411,919         178,363         7,025
   Net realized gain (loss) distribution from the Portfolios..........            --         693,865        68,880
                                                                           ---------     -----------     ---------
  Net realized gain (loss) on investments.............................       411,919         872,228        75,905
                                                                           ---------     -----------     ---------

  Net change in unrealized appreciation (depreciation) of investments.      (747,242)     (1,196,178)     (112,842)
                                                                           ---------     -----------     ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................      (335,323)       (323,950)      (36,937)
                                                                           ---------     -----------     ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $(274,056)    $  (167,025)    $ (22,893)
                                                                           =========     ===========     =========

                                                                       AXA/AB SMALL CHARTER/SM/ MULTI- CHARTER/SM/ SMALL
                                                                       CAP GROWTH*    SECTOR BOND*       CAP VALUE*
                                                                       ------------ ----------------   ---------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $    277       $ 14,798          $    350
  Expenses:
   Asset-based charges and direct operating expenses..................        223            198                --
                                                                         --------       --------          --------

NET INVESTMENT INCOME (LOSS)..........................................         54         14,600               350
                                                                         --------       --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      7,638         (5,202)           18,978
   Net realized gain (loss) distribution from the Portfolios..........     66,006             --                --
                                                                         --------       --------          --------
  Net realized gain (loss) on investments.............................     73,644         (5,202)           18,978
                                                                         --------       --------          --------

  Net change in unrealized appreciation (depreciation) of investments.    (88,857)       (16,249)          (28,140)
                                                                         --------       --------          --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (15,213)       (21,451)           (9,162)
                                                                         --------       --------          --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(15,159)      $ (6,851)         $ (8,812)
                                                                         ========       ========          ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-46

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       EQ/BLACKROCK    EQ/BOSTON     EQ/CALVERT  EQ/CAPITAL
                                                                       BASIC VALUE  ADVISORS EQUITY   SOCIALLY    GUARDIAN
                                                                         EQUITY*        INCOME*     RESPONSIBLE* RESEARCH*
                                                                       ------------ --------------- ------------ ----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $  1,086      $  5,380      $  23,760   $  43,510
  Expenses:
   Asset-based charges and direct operating expenses..................         --            72            563       1,782
                                                                         --------      --------      ---------   ---------

NET INVESTMENT INCOME (LOSS)..........................................      1,086         5,308         23,197      41,728
                                                                         --------      --------      ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      5,024       (13,640)       316,318     559,201
   Net realized gain (loss) distribution from the Portfolios..........         --        28,867        245,584          --
                                                                         --------      --------      ---------   ---------
  Net realized gain (loss) on investments.............................      5,024        15,227        561,902     559,201
                                                                         --------      --------      ---------   ---------

  Net change in unrealized appreciation (depreciation) of investments.    (10,722)      (24,471)      (571,837)   (433,987)
                                                                         --------      --------      ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (5,698)       (9,244)        (9,935)    125,214
                                                                         --------      --------      ---------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $ (4,612)     $ (3,936)     $  13,262   $ 166,942
                                                                         ========      ========      =========   =========

                                                                       EQ/EQUITY 500 EQ/GAMCO MERGERS
                                                                          INDEX*     AND ACQUISITIONS*
                                                                       ------------- -----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $   384,047       $    --
  Expenses:
   Asset-based charges and direct operating expenses..................        6,113            29
                                                                        -----------       -------

NET INVESTMENT INCOME (LOSS)..........................................      377,934           (29)
                                                                        -----------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    1,816,257           (16)
   Net realized gain (loss) distribution from the Portfolios..........      428,857         5,903
                                                                        -----------       -------
  Net realized gain (loss) on investments.............................    2,245,114         5,887
                                                                        -----------       -------

  Net change in unrealized appreciation (depreciation) of investments.   (2,436,673)       (2,689)
                                                                        -----------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (191,559)        3,198
                                                                        -----------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $   186,375       $ 3,169
                                                                        ===========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-47

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015


                                                                       EQ/GAMCO SMALL EQ/INTERMEDIATE  EQ/INTERNATIONAL
                                                                       COMPANY VALUE* GOVERNMENT BOND*  EQUITY INDEX*
                                                                       -------------- ---------------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................   $  15,397        $ 23,957        $ 249,089
  Expenses:
   Asset-based charges and direct operating expenses..................         673             904            2,654
                                                                         ---------        --------        ---------

NET INVESTMENT INCOME (LOSS)..........................................      14,724          23,053          246,435
                                                                         ---------        --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     141,034          16,165         (438,828)
   Net realized gain (loss) distribution from the Portfolios..........     148,606           4,470               --
                                                                         ---------        --------        ---------
  Net realized gain (loss) on investments.............................     289,640          20,635         (438,828)
                                                                         ---------        --------        ---------

  Net change in unrealized appreciation (depreciation) of investments.    (470,211)        (30,649)           6,747
                                                                         ---------        --------        ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (180,571)        (10,014)        (432,081)
                                                                         ---------        --------        ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......   $(165,847)       $ 13,039        $(185,646)
                                                                         =========        ========        =========

                                                                                                          EQ/MFS
                                                                       EQ/JPMORGAN VALUE EQ/LARGE CAP  INTERNATIONAL
                                                                        OPPORTUNITIES*   GROWTH INDEX*    GROWTH*
                                                                       ----------------- ------------- -------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................      $ 1,076        $  5,009       $ 2,412
  Expenses:
   Asset-based charges and direct operating expenses..................           --             100           103
                                                                            -------        --------       -------

NET INVESTMENT INCOME (LOSS)..........................................        1,076           4,909         2,309
                                                                            -------        --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................          875          (3,069)       (4,936)
   Net realized gain (loss) distribution from the Portfolios..........           --          50,318         5,640
                                                                            -------        --------       -------
  Net realized gain (loss) on investments.............................          875          47,249           704
                                                                            -------        --------       -------

  Net change in unrealized appreciation (depreciation) of investments.       (2,816)        (40,710)          (81)
                                                                            -------        --------       -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       (1,941)          6,539           623
                                                                            -------        --------       -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......      $  (865)       $ 11,448       $ 2,932
                                                                            =======        ========       =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-48

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       EQ/MID CAP EQ/MONEY EQ/MORGAN STANLEY EQ/PIMCO ULTRA
                                                                         INDEX*   MARKET*   MID CAP GROWTH*   SHORT BOND*
                                                                       ---------- -------- ----------------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $  5,862  $    --      $     --         $ 10,039
  Expenses:
   Asset-based charges and direct operating expenses..................       118    3,383            34              507
                                                                        --------  -------      --------         --------

NET INVESTMENT INCOME (LOSS)..........................................     5,744   (3,383)          (34)           9,532
                                                                        --------  -------      --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................    16,504      (30)      (14,107)         (10,336)
   Net realized gain (loss) distribution from the Portfolios..........        --       75         3,257               --
                                                                        --------  -------      --------         --------
  Net realized gain (loss) on investments.............................    16,504       45       (10,850)         (10,336)
                                                                        --------  -------      --------         --------

  Net change in unrealized appreciation (depreciation) of investments.   (38,272)    (230)          603           (5,432)
                                                                        --------  -------      --------         --------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................   (21,768)    (185)      (10,247)         (15,768)
                                                                        --------  -------      --------         --------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $(16,024) $(3,568)     $(10,281)        $ (6,236)
                                                                        ========  =======      ========         ========

                                                                       EQ/QUALITY EQ/SMALL COMPANY
                                                                       BOND PLUS*      INDEX*
                                                                       ---------- ----------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................    $ 78       $  42,367
  Expenses:
   Asset-based charges and direct operating expenses..................       4           1,172
                                                                          ----       ---------

NET INVESTMENT INCOME (LOSS)..........................................      74          41,195
                                                                          ----       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      12         237,733
   Net realized gain (loss) distribution from the Portfolios..........      --         369,294
                                                                          ----       ---------
  Net realized gain (loss) on investments.............................      12         607,027
                                                                          ----       ---------

  Net change in unrealized appreciation (depreciation) of investments.     (67)       (842,157)
                                                                          ----       ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................     (55)       (235,130)
                                                                          ----       ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......    $ 19       $(193,935)
                                                                          ====       =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-49

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER MULTIMANAGER
                                                                        GROWTH STOCK*   OMEGA GROWTH*   CORE BOND*  TECHNOLOGY*
                                                                       ---------------- -------------- ------------ ------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................     $     --        $     --      $ 26,678    $      --
  Expenses:
   Asset-based charges and direct operating expenses..................           97              59           302        1,081
                                                                           --------        --------      --------    ---------

NET INVESTMENT INCOME (LOSS)..........................................          (97)            (59)       26,376       (1,081)
                                                                           --------        --------      --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................       45,742          (6,596)      (13,766)     362,010
   Net realized gain (loss) distribution from the Portfolios..........       16,778          33,792            --      329,572
                                                                           --------        --------      --------    ---------
  Net realized gain (loss) on investments.............................       62,520          27,196       (13,766)     691,582
                                                                           --------        --------      --------    ---------

  Net change in unrealized appreciation (depreciation) of investments.      (26,733)        (21,311)      (14,469)    (396,663)
                                                                           --------        --------      --------    ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................       35,787           5,885       (28,235)     294,919
                                                                           --------        --------      --------    ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......     $ 35,690        $  5,826      $ (1,859)   $ 293,838
                                                                           ========        ========      ========    =========

                                                                       TARGET 2015 TARGET 2025
                                                                       ALLOCATION* ALLOCATION*
                                                                       ----------- -----------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $  25,158   $  33,040
  Expenses:
   Asset-based charges and direct operating expenses..................        573         603
                                                                        ---------   ---------

NET INVESTMENT INCOME (LOSS)..........................................     24,585      32,437
                                                                        ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................      2,321      42,661
   Net realized gain (loss) distribution from the Portfolios..........     32,040      34,245
                                                                        ---------   ---------
  Net realized gain (loss) on investments.............................     34,361      76,906
                                                                        ---------   ---------

  Net change in unrealized appreciation (depreciation) of investments.   (101,199)   (163,640)
                                                                        ---------   ---------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (66,838)    (86,734)
                                                                        ---------   ---------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ (42,253)  $ (54,297)
                                                                        =========   =========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-50

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF OPERATIONS (CONCLUDED)

FOR THE YEAR ENDED DECEMBER 31, 2015

                                                                       TARGET 2035 TARGET 2045  TARGET 2055
                                                                       ALLOCATION* ALLOCATION* ALLOCATION*(A)
                                                                       ----------- ----------- --------------
INCOME AND EXPENSES:
  Investment Income:
   Dividends from the Portfolios......................................  $  21,230   $  17,938     $   460
  Expenses:
   Asset-based charges and direct operating expenses..................        386         307           3
                                                                        ---------   ---------     -------

NET INVESTMENT INCOME (LOSS)..........................................     20,844      17,631         457
                                                                        ---------   ---------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
   Net realized gain (loss) on investments............................     65,255      44,187          (8)
   Net realized gain (loss) distribution from the Portfolios..........     24,937      21,887          33
                                                                        ---------   ---------     -------
  Net realized gain (loss) on investments.............................     90,192      66,074          25
                                                                        ---------   ---------     -------

  Net change in unrealized appreciation (depreciation) of investments.   (140,669)   (111,882)     (2,265)
                                                                        ---------   ---------     -------

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS................    (50,477)    (45,808)     (2,240)
                                                                        ---------   ---------     -------

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS.......  $ (29,633)  $ (28,177)    $(1,783)
                                                                        =========   =========     =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)Units were made available on May 26, 2015.

                                    FSA-51

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                ALL ASSET          ALL ASSET
                                                                                            AGGRESSIVE-ALT 25*   GROWTH-ALT 20*
                                                                                            ----------------   -----------------
                                                                                              2015      2014     2015      2014
                                                                                            -------   -------  --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   569   $   280  $    605  $ 1,385
  Net realized gain (loss) on investments..................................................     938       556        29      665
  Net change in unrealized appreciation (depreciation) of investments......................  (3,209)     (566)   (4,310)  (2,271)
                                                                                            -------   -------  --------  -------

  Net increase (decrease) in net assets resulting from operations..........................  (1,702)      270    (3,676)    (221)
                                                                                            -------   -------  --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  27,566    12,595    21,783   23,598
  Transfers between Variable Investment Options including guaranteed interest account, net.  28,249     3,356     1,381   73,275
  Redemptions for contract benefits and terminations.......................................    (893)   (2,609)  (38,178)  (3,385)
  Contract maintenance charges.............................................................    (314)     (211)     (772)    (320)
                                                                                            -------   -------  --------  -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  54,608    13,131   (15,786)  93,168
                                                                                            -------   -------  --------  -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  52,906    13,401   (19,462)  92,947
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  22,319     8,918    94,171    1,224
                                                                                            -------   -------  --------  -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $75,225   $22,319  $ 74,709  $94,171
                                                                                            =======   =======  ========  =======

                                                                                            ALL ASSET MODERATE
                                                                                              GROWTH-ALT 15*
                                                                                            -----------------
                                                                                              2015     2014
                                                                                            -------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    63  $     71
  Net realized gain (loss) on investments..................................................      81       467
  Net change in unrealized appreciation (depreciation) of investments......................    (428)      (66)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from operations..........................    (284)      472
                                                                                            -------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,325     3,262
  Transfers between Variable Investment Options including guaranteed interest account, net.      --    25,632
  Redemptions for contract benefits and terminations.......................................  (1,092)  (26,416)
  Contract maintenance charges.............................................................     (62)     (131)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   3,171     2,347
                                                                                            -------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   2,887     2,819
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   4,441     1,622
                                                                                            -------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 7,328  $  4,441
                                                                                            =======  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-52

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                AXA AGGRESSIVE
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   24,736  $   39,076
  Net realized gain (loss) on investments..................................................    188,763     280,545
  Net change in unrealized appreciation (depreciation) of investments......................   (252,841)   (204,203)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (39,342)    115,418
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    345,553     368,513
  Transfers between Variable Investment Options including guaranteed interest account, net.   (138,794)        542
  Redemptions for contract benefits and terminations.......................................   (112,064)   (283,457)
  Contract maintenance charges.............................................................    (20,723)    (21,630)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     73,972      63,968
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     34,630     179,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,534,809   2,355,423
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,569,439  $2,534,809
                                                                                            ==========  ==========

                                                                                               AXA CONSERVATIVE
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   10,234  $   10,902
  Net realized gain (loss) on investments..................................................     20,441      55,372
  Net change in unrealized appreciation (depreciation) of investments......................    (35,207)    (28,387)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (4,532)     37,887
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    175,891     203,614
  Transfers between Variable Investment Options including guaranteed interest account, net.   (123,758)    (20,101)
  Redemptions for contract benefits and terminations.......................................    (67,950)   (446,274)
  Contract maintenance charges.............................................................    (13,259)    (14,860)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (29,076)   (277,621)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (33,608)   (239,734)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,306,736   1,546,470
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,273,128  $1,306,736
                                                                                            ==========  ==========

                                                                                             AXA CONSERVATIVE-PLUS
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    8,938  $    9,756
  Net realized gain (loss) on investments..................................................     39,302      74,613
  Net change in unrealized appreciation (depreciation) of investments......................    (57,421)    (55,412)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (9,181)     28,957
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    155,838     348,998
  Transfers between Variable Investment Options including guaranteed interest account, net.     13,131    (258,921)
  Redemptions for contract benefits and terminations.......................................    (70,271)   (347,235)
  Contract maintenance charges.............................................................    (10,907)    (12,113)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     87,791    (269,271)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     78,610    (240,314)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................    998,100   1,238,414
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,076,710  $  998,100
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-53

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                               AXA GLOBAL EQUITY
                                                                                              MANAGED VOLATILITY*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   14,892  $   18,611
  Net realized gain (loss) on investments..................................................     88,799     138,800
  Net change in unrealized appreciation (depreciation) of investments......................   (129,412)   (118,223)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (25,721)     39,188
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    170,698     218,865
  Transfers between Variable Investment Options including guaranteed interest account, net.   (129,733)    (86,882)
  Redemptions for contract benefits and terminations.......................................   (237,741)   (434,573)
  Contract maintenance charges.............................................................    (15,211)    (18,622)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (211,987)   (321,212)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (237,708)   (282,024)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,844,275   2,126,299
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,606,567  $1,844,275
                                                                                            ==========  ==========

                                                                                               AXA INTERNATIONAL
                                                                                                 CORE MANAGED
                                                                                                  VOLATILITY*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $      695  $   33,560
  Net realized gain (loss) on investments..................................................     23,376      79,394
  Net change in unrealized appreciation (depreciation) of investments......................   (105,206)   (273,537)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (81,135)   (160,583)
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    174,039     256,735
  Transfers between Variable Investment Options including guaranteed interest account, net.   (219,840)   (226,664)
  Redemptions for contract benefits and terminations.......................................   (399,041)   (485,947)
  Contract maintenance charges.............................................................    (16,800)    (24,023)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (461,642)   (479,899)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (542,777)   (640,482)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,398,423   3,038,905
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,855,646  $2,398,423
                                                                                            ==========  ==========

                                                                                            AXA INTERNATIONAL
                                                                                              VALUE MANAGED
                                                                                               VOLATILITY*
                                                                                            -----------------
                                                                                              2015     2014
                                                                                            -------  --------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    54  $    919
  Net realized gain (loss) on investments..................................................     426    19,670
  Net change in unrealized appreciation (depreciation) of investments......................  (2,105)  (22,736)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from operations..........................  (1,625)   (2,147)
                                                                                            -------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   2,399     2,492
  Transfers between Variable Investment Options including guaranteed interest account, net.    (673)       --
  Redemptions for contract benefits and terminations.......................................  (1,149)  (87,082)
  Contract maintenance charges.............................................................    (523)     (765)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........      54   (85,355)
                                                                                            -------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............     (23)       21
                                                                                            -------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (1,594)  (87,481)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  52,259   139,740
                                                                                            -------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $50,665  $ 52,259
                                                                                            =======  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-54

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                              AXA LARGE CAP
                                                                                               CORE MANAGED
                                                                                              VOLATILITY*(C)
                                                                                            -----------------
                                                                                              2015      2014
                                                                                            --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $     --  $   803
  Net realized gain (loss) on investments..................................................   32,112    3,955
  Net change in unrealized appreciation (depreciation) of investments......................  (30,624)   4,567
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from operations..........................    1,488    9,325
                                                                                            --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,919       --
  Transfers between Variable Investment Options including guaranteed interest account, net.  (92,053)      --
  Redemptions for contract benefits and terminations.......................................       --       --
  Contract maintenance charges.............................................................     (507)    (939)
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (90,641)    (939)
                                                                                            --------  -------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       (1)      --
                                                                                            --------  -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (89,154)   8,386
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   89,154   80,768
                                                                                            --------  -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $     --  $89,154
                                                                                            ========  =======

                                                                                                 AXA LARGE CAP
                                                                                                GROWTH MANAGED
                                                                                                VOLATILITY*(A)
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    8,950  $    6,345
  Net realized gain (loss) on investments..................................................    588,781     498,563
  Net change in unrealized appreciation (depreciation) of investments......................   (447,410)   (104,554)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    150,321     400,354
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    231,156     376,432
  Transfers between Variable Investment Options including guaranteed interest account, net.   (266,671)   (117,013)
  Redemptions for contract benefits and terminations.......................................   (621,153)   (800,384)
  Contract maintenance charges.............................................................    (27,950)    (32,395)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (684,618)   (573,360)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       (143)         --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (534,440)   (173,006)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  3,863,720   4,036,726
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $3,329,280  $3,863,720
                                                                                            ==========  ==========

                                                                                                  AXA LARGE CAP
                                                                                                  VALUE MANAGED
                                                                                                   VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   148,449  $   132,467
  Net realized gain (loss) on investments..................................................     623,462      362,737
  Net change in unrealized appreciation (depreciation) of investments......................  (1,154,100)     671,363
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (382,189)   1,166,567
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     576,243      730,601
  Transfers between Variable Investment Options including guaranteed interest account, net.    (526,514)    (136,113)
  Redemptions for contract benefits and terminations.......................................    (972,935)  (1,708,891)
  Contract maintenance charges.............................................................     (72,369)     (84,858)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (995,575)  (1,199,261)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (1,377,764)     (32,694)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  10,215,613   10,248,307
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 8,837,849  $10,215,613
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(a)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.
(c)AXA Large Cap Core Managed Volatility had no units at December 31, 2015, thus is not included in the Statement of Assets and Liabilities.

                                    FSA-55

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   AXA MID CAP
                                                                                                  VALUE MANAGED
                                                                                                   VOLATILITY*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    61,267  $    50,532
  Net realized gain (loss) on investments..................................................     411,919      307,578
  Net change in unrealized appreciation (depreciation) of investments......................    (747,242)     580,746
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (274,056)     938,856
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     443,981      620,004
  Transfers between Variable Investment Options including guaranteed interest account, net.    (265,300)    (140,330)
  Redemptions for contract benefits and terminations.......................................  (1,295,296)  (1,052,417)
  Contract maintenance charges.............................................................     (67,440)     (79,343)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (1,184,055)    (652,086)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (1,458,111)     286,770
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   9,159,106    8,872,336
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 7,700,995  $ 9,159,106
                                                                                            ===========  ===========

                                                                                                  AXA MODERATE
                                                                                                   ALLOCATION*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   156,925  $   199,609
  Net realized gain (loss) on investments..................................................     872,228    1,115,416
  Net change in unrealized appreciation (depreciation) of investments......................  (1,196,178)    (764,280)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (167,025)     550,745
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   4,473,215    4,045,268
  Transfers between Variable Investment Options including guaranteed interest account, net.    (737,608)    (413,412)
  Redemptions for contract benefits and terminations.......................................  (2,926,052)  (2,887,845)
  Contract maintenance charges.............................................................    (196,864)    (217,500)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     612,691      526,511
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     445,666    1,077,256
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  18,516,711   17,439,455
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $18,962,377  $18,516,711
                                                                                            ===========  ===========

                                                                                               AXA MODERATE-PLUS
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   14,044  $   16,205
  Net realized gain (loss) on investments..................................................     75,905      97,328
  Net change in unrealized appreciation (depreciation) of investments......................   (112,842)    (71,978)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (22,893)     41,555
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    354,437     306,057
  Transfers between Variable Investment Options including guaranteed interest account, net.     49,640      28,696
  Redemptions for contract benefits and terminations.......................................    (70,885)   (139,588)
  Contract maintenance charges.............................................................    (12,374)    (11,052)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    320,818     184,113
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          (3)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    297,925     225,665
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,255,591   1,029,926
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,553,516  $1,255,591
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-56

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                              AXA/AB SMALL CAP
                                                                                                   GROWTH*
                                                                                            --------------------
                                                                                               2015       2014
                                                                                            ---------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $      54  $     154
  Net realized gain (loss) on investments..................................................    73,644    149,614
  Net change in unrealized appreciation (depreciation) of investments......................   (88,857)  (128,566)
                                                                                            ---------  ---------

  Net increase (decrease) in net assets resulting from operations..........................   (15,159)    21,202
                                                                                            ---------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   117,950     87,099
  Transfers between Variable Investment Options including guaranteed interest account, net.    (5,020)   142,374
  Redemptions for contract benefits and terminations.......................................  (189,664)  (174,302)
  Contract maintenance charges.............................................................    (6,025)    (6,595)
                                                                                            ---------  ---------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (82,759)    48,576
                                                                                            ---------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        --          6
                                                                                            ---------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (97,918)    69,784
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   654,706    584,922
                                                                                            ---------  ---------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 556,788  $ 654,706
                                                                                            =========  =========

                                                                                                CHARTER/SM/
                                                                                             MULTI-SECTOR BOND*
                                                                                            -------------------
                                                                                              2015       2014
                                                                                            --------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $ 14,600  $  20,815
  Net realized gain (loss) on investments..................................................   (5,202)    (8,116)
  Net change in unrealized appreciation (depreciation) of investments......................  (16,249)     7,517
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from operations..........................   (6,851)    20,216
                                                                                            --------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  143,832    138,755
  Transfers between Variable Investment Options including guaranteed interest account, net.   76,316      4,355
  Redemptions for contract benefits and terminations.......................................  (93,231)  (170,729)
  Contract maintenance charges.............................................................   (7,094)    (7,812)
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  119,823    (35,431)
                                                                                            --------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --         --
                                                                                            --------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  112,972    (15,215)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  815,999    831,214
                                                                                            --------  ---------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $928,971  $ 815,999
                                                                                            ========  =========

                                                                                                CHARTER/SM/
                                                                                             SMALL CAP VALUE*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    350  $    207
  Net realized gain (loss) on investments..................................................   18,978    29,809
  Net change in unrealized appreciation (depreciation) of investments......................  (28,140)  (37,054)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................   (8,812)   (7,038)
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    1,610     1,178
  Transfers between Variable Investment Options including guaranteed interest account, net.  (46,902)       --
  Redemptions for contract benefits and terminations.......................................   (1,230)  (86,336)
  Contract maintenance charges.............................................................     (929)   (1,466)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (47,451)  (86,624)
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............      (22)       18
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (56,285)  (93,644)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  115,693   209,337
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 59,408  $115,693
                                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-57

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                               EQ/BLACKROCK
                                                                                               BASIC VALUE
                                                                                                 EQUITY*
                                                                                            -----------------
                                                                                              2015      2014
                                                                                            --------  -------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  1,086  $   949
  Net realized gain (loss) on investments..................................................    5,024    2,717
  Net change in unrealized appreciation (depreciation) of investments......................  (10,722)   4,417
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from operations..........................   (4,612)   8,083
                                                                                            --------  -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    3,206    3,646
  Transfers between Variable Investment Options including guaranteed interest account, net.  (11,064)      --
  Redemptions for contract benefits and terminations.......................................       --   (6,444)
  Contract maintenance charges.............................................................     (971)  (1,025)
                                                                                            --------  -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (8,829)  (3,823)
                                                                                            --------  -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (13,441)   4,260
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   91,081   86,821
                                                                                            --------  -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 77,640  $91,081
                                                                                            ========  =======

                                                                                                 EQ/BOSTON
                                                                                              ADVISORS EQUITY
                                                                                                  INCOME*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  5,308  $  4,366
  Net realized gain (loss) on investments..................................................   15,227    35,787
  Net change in unrealized appreciation (depreciation) of investments......................  (24,471)  (19,370)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................   (3,936)   20,783
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   46,005    38,060
  Transfers between Variable Investment Options including guaranteed interest account, net.   16,294    30,221
  Redemptions for contract benefits and terminations.......................................  (13,990)  (32,390)
  Contract maintenance charges.............................................................   (2,586)   (2,308)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   45,723    33,583
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   41,787    54,366
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  291,580   237,214
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $333,367  $291,580
                                                                                            ========  ========

                                                                                                  EQ/CALVERT
                                                                                                   SOCIALLY
                                                                                                 RESPONSIBLE*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   23,197  $   20,346
  Net realized gain (loss) on investments..................................................    561,902     425,331
  Net change in unrealized appreciation (depreciation) of investments......................   (571,837)   (100,554)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     13,262     345,123
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    185,722     254,552
  Transfers between Variable Investment Options including guaranteed interest account, net.   (109,030)   (244,959)
  Redemptions for contract benefits and terminations.......................................   (548,186)   (457,084)
  Contract maintenance charges.............................................................    (18,634)    (22,575)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (490,128)   (470,066)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (476,866)   (124,943)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,734,351   2,859,294
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,257,485  $2,734,351
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-58

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                                  EQ/CAPITAL
                                                                                              GUARDIAN RESEARCH*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   41,728  $   50,410
  Net realized gain (loss) on investments..................................................    559,201     294,608
  Net change in unrealized appreciation (depreciation) of investments......................   (433,987)    379,857
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    166,942     724,875
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    511,376     466,349
  Transfers between Variable Investment Options including guaranteed interest account, net.   (217,874)   (253,972)
  Redemptions for contract benefits and terminations.......................................   (849,190)   (663,856)
  Contract maintenance charges.............................................................    (62,256)    (65,431)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (617,944)   (516,910)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        201        (201)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (450,801)    207,764
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  7,633,412   7,425,648
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $7,182,611  $7,633,412
                                                                                            ==========  ==========

                                                                                                    EQ/EQUITY
                                                                                                   500 INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   377,934  $   332,495
  Net realized gain (loss) on investments..................................................   2,245,114    1,212,435
  Net change in unrealized appreciation (depreciation) of investments......................  (2,436,673)   1,458,599
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................     186,375    3,003,529
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   1,740,670    2,539,620
  Transfers between Variable Investment Options including guaranteed interest account, net.    (127,199)     (73,515)
  Redemptions for contract benefits and terminations.......................................  (3,902,564)  (3,144,599)
  Contract maintenance charges.............................................................    (192,676)    (211,856)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (2,481,769)    (890,350)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           15
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,295,394)   2,113,194
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  25,587,459   23,474,265
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $23,292,065  $25,587,459
                                                                                            ===========  ===========

                                                                                                 EQ/GAMCO
                                                                                                MERGERS AND
                                                                                               ACQUISITIONS*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (29) $    (28)
  Net realized gain (loss) on investments..................................................    5,887     3,163
  Net change in unrealized appreciation (depreciation) of investments......................   (2,689)   (2,303)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................    3,169       832
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   15,743    10,837
  Transfers between Variable Investment Options including guaranteed interest account, net.   (2,068)  (73,560)
  Redemptions for contract benefits and terminations.......................................   (2,329)     (498)
  Contract maintenance charges.............................................................     (960)   (1,010)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   10,386   (64,231)
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   13,555   (63,399)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  115,447   178,846
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $129,002  $115,447
                                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-59

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                EQ/GAMCO SMALL
                                                                                                COMPANY VALUE*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   14,724  $    7,624
  Net realized gain (loss) on investments..................................................    289,640     454,155
  Net change in unrealized appreciation (depreciation) of investments......................   (470,211)   (363,990)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................   (165,847)     97,789
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    364,615     444,005
  Transfers between Variable Investment Options including guaranteed interest account, net.   (145,691)   (635,859)
  Redemptions for contract benefits and terminations.......................................   (306,679)   (356,069)
  Contract maintenance charges.............................................................    (23,312)    (29,634)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (111,067)   (577,557)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............     (2,400)         --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (279,314)   (479,768)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  3,064,558   3,544,326
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,785,244  $3,064,558
                                                                                            ==========  ==========

                                                                                                EQ/INTERMEDIATE
                                                                                               GOVERNMENT BOND*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   23,053  $   15,300
  Net realized gain (loss) on investments..................................................     20,635      25,269
  Net change in unrealized appreciation (depreciation) of investments......................    (30,649)     17,820
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     13,039      58,389
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    593,856     459,408
  Transfers between Variable Investment Options including guaranteed interest account, net.     25,398     212,482
  Redemptions for contract benefits and terminations.......................................   (620,515)   (606,207)
  Contract maintenance charges.............................................................    (34,227)    (37,974)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (35,488)     27,709
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         (8)         79
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (22,457)     86,177
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  3,957,727   3,871,550
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $3,935,270  $3,957,727
                                                                                            ==========  ==========

                                                                                                EQ/INTERNATIONAL
                                                                                                  EQUITY INDEX*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   246,435  $   349,049
  Net realized gain (loss) on investments..................................................    (438,828)  (1,018,986)
  Net change in unrealized appreciation (depreciation) of investments......................       6,747     (138,525)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................    (185,646)    (808,462)
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     946,190      908,165
  Transfers between Variable Investment Options including guaranteed interest account, net.    (366,044)    (181,894)
  Redemptions for contract benefits and terminations.......................................  (1,162,966)  (1,846,779)
  Contract maintenance charges.............................................................     (86,387)    (104,467)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (669,207)  (1,224,975)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          --           18
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (854,853)  (2,033,419)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  10,754,170   12,787,589
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 9,899,317  $10,754,170
                                                                                            ===========  ===========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-60

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014


                                                                                             EQ/JPMORGAN VALUE
                                                                                              OPPORTUNITIES*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  1,076  $  1,090
  Net realized gain (loss) on investments..................................................      875       702
  Net change in unrealized appreciation (depreciation) of investments......................   (2,816)   12,154
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................     (865)   13,946
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................        2        --
  Transfers between Variable Investment Options including guaranteed interest account, net.   44,493        --
  Redemptions for contract benefits and terminations.......................................       --        --
  Contract maintenance charges.............................................................   (1,433)   (1,096)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   43,062    (1,096)
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   42,197    12,850
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  110,445    97,595
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $152,642  $110,445
                                                                                            ========  ========

                                                                                               EQ/LARGE CAP
                                                                                               GROWTH INDEX*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  4,909  $  2,038
  Net realized gain (loss) on investments..................................................   47,249    27,824
  Net change in unrealized appreciation (depreciation) of investments......................  (40,710)  (10,347)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................   11,448    19,515
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................  110,482   123,370
  Transfers between Variable Investment Options including guaranteed interest account, net.  197,001   111,864
  Redemptions for contract benefits and terminations.......................................  (74,737)  (93,175)
  Contract maintenance charges.............................................................   (3,428)   (1,673)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  229,318   140,386
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  240,766   159,901
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  282,211   122,310
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $522,977  $282,211
                                                                                            ========  ========

                                                                                                   EQ/MFS
                                                                                               INTERNATIONAL
                                                                                                  GROWTH*
                                                                                            -------------------
                                                                                               2015      2014
                                                                                            ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   2,309  $  4,278
  Net realized gain (loss) on investments..................................................       704    21,769
  Net change in unrealized appreciation (depreciation) of investments......................       (81)  (48,462)
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from operations..........................     2,932   (22,415)
                                                                                            ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    75,297    52,736
  Transfers between Variable Investment Options including guaranteed interest account, net.    34,696    79,269
  Redemptions for contract benefits and terminations.......................................  (182,040)  (31,874)
  Contract maintenance charges.............................................................    (3,060)   (3,314)
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (75,107)   96,817
                                                                                            ---------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       (24)       25
                                                                                            ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (72,199)   74,427
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   449,868   375,441
                                                                                            ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 377,669  $449,868
                                                                                            =========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-61

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014



                                                                                             EQ/MID CAP INDEX*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $  5,744  $  3,303
  Net realized gain (loss) on investments..................................................   16,504    26,688
  Net change in unrealized appreciation (depreciation) of investments......................  (38,272)    3,514
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................  (16,024)   33,505
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   94,644   142,182
  Transfers between Variable Investment Options including guaranteed interest account, net.  165,512   165,647
  Redemptions for contract benefits and terminations.......................................  (80,559)  (63,967)
  Contract maintenance charges.............................................................   (4,376)   (3,073)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  175,221   240,789
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  159,197   274,294
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  489,887   215,593
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $649,084  $489,887
                                                                                            ========  ========


                                                                                                EQ/MONEY MARKET*
                                                                                            ------------------------
                                                                                                2015         2014
                                                                                            -----------  -----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (3,383) $    (3,068)
  Net realized gain (loss) on investments..................................................          45           88
  Net change in unrealized appreciation (depreciation) of investments......................        (230)         (12)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from operations..........................      (3,568)      (2,992)
                                                                                            -----------  -----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   6,229,062    5,949,155
  Transfers between Variable Investment Options including guaranteed interest account, net.     924,003     (955,761)
  Redemptions for contract benefits and terminations.......................................  (7,134,770)  (5,052,241)
  Contract maintenance charges.............................................................    (146,400)    (168,128)
                                                                                            -----------  -----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    (128,105)    (226,975)
                                                                                            -----------  -----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............          37           --
                                                                                            -----------  -----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (131,636)    (229,967)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  13,950,208   14,180,175
                                                                                            -----------  -----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $13,818,572  $13,950,208
                                                                                            ===========  ===========

                                                                                                 EQ/MORGAN
                                                                                              STANLEY MID CAP
                                                                                                  GROWTH*
                                                                                            ------------------
                                                                                              2015      2014
                                                                                            --------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (34) $    (20)
  Net realized gain (loss) on investments..................................................  (10,850)   18,460
  Net change in unrealized appreciation (depreciation) of investments......................      603   (15,027)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from operations..........................  (10,281)    3,413
                                                                                            --------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   32,408    27,622
  Transfers between Variable Investment Options including guaranteed interest account, net.   17,648    93,465
  Redemptions for contract benefits and terminations.......................................  (55,657)   (6,262)
  Contract maintenance charges.............................................................   (1,063)     (867)
                                                                                            --------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (6,664)  113,958
                                                                                            --------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --        --
                                                                                            --------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (16,945)  117,371
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  150,016    32,645
                                                                                            --------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $133,071  $150,016
                                                                                            ========  ========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-62

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                   EQ/PIMCO
                                                                                               ULTRA SHORT BOND*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    9,532  $    9,330
  Net realized gain (loss) on investments..................................................    (10,336)     (4,744)
  Net change in unrealized appreciation (depreciation) of investments......................     (5,432)     (7,078)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (6,236)     (2,492)
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    264,870     411,224
  Transfers between Variable Investment Options including guaranteed interest account, net.   (164,102)   (264,823)
  Redemptions for contract benefits and terminations.......................................   (467,732)   (403,727)
  Contract maintenance charges.............................................................    (16,291)    (24,064)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (383,255)   (281,390)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        (20)         25
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (389,511)   (283,857)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,468,681   2,752,538
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,079,170  $2,468,681
                                                                                            ==========  ==========

                                                                                                EQ/QUALITY
                                                                                                BOND PLUS*
                                                                                            -----------------
                                                                                              2015     2014
                                                                                            -------  --------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    74  $    139
  Net realized gain (loss) on investments..................................................      12    (2,196)
  Net change in unrealized appreciation (depreciation) of investments......................     (67)    2,909
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from operations..........................      19       852
                                                                                            -------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      --        --
  Transfers between Variable Investment Options including guaranteed interest account, net.  (2,252)       --
  Redemptions for contract benefits and terminations.......................................      --   (36,878)
  Contract maintenance charges.............................................................    (104)     (321)
                                                                                            -------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........  (2,356)  (37,199)
                                                                                            -------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............      --        --
                                                                                            -------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................  (2,337)  (36,347)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   9,406    45,753
                                                                                            -------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 7,069  $  9,406
                                                                                            =======  ========

                                                                                                   EQ/SMALL
                                                                                                COMPANY INDEX*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
DECREASE IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   41,195  $   38,764
  Net realized gain (loss) on investments..................................................    607,027   1,090,363
  Net change in unrealized appreciation (depreciation) of investments......................   (842,157)   (879,803)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................   (193,935)    249,324
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    486,363     526,792
  Transfers between Variable Investment Options including guaranteed interest account, net.   (253,712)   (621,356)
  Redemptions for contract benefits and terminations.......................................   (893,039)   (684,775)
  Contract maintenance charges.............................................................    (39,826)    (47,795)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (700,214)   (827,134)
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (894,149)   (577,810)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  5,293,190   5,871,000
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $4,399,041  $5,293,190
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-63

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 EQ/T. ROWE
                                                                                            PRICE GROWTH STOCK*
                                                                                            -------------------
                                                                                               2015      2014
                                                                                            ---------  --------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $     (97) $    (59)
  Net realized gain (loss) on investments..................................................    62,520    13,901
  Net change in unrealized appreciation (depreciation) of investments......................   (26,733)   11,694
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from operations..........................    35,690    25,536
                                                                                            ---------  --------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    77,527    92,646
  Transfers between Variable Investment Options including guaranteed interest account, net.    47,693   168,907
  Redemptions for contract benefits and terminations.......................................  (150,884)  (38,028)
  Contract maintenance charges.............................................................    (3,208)   (2,764)
                                                                                            ---------  --------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (28,872)  220,761
                                                                                            ---------  --------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............        --        --
                                                                                            ---------  --------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     6,818   246,297
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................   415,085   168,788
                                                                                            ---------  --------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $ 421,903  $415,085
                                                                                            =========  ========

                                                                                               EQ/WELLS FARGO
                                                                                               OMEGA GROWTH*
                                                                                            -------------------
                                                                                              2015       2014
                                                                                            --------  ---------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $    (59) $     (38)
  Net realized gain (loss) on investments..................................................   27,196     63,014
  Net change in unrealized appreciation (depreciation) of investments......................  (21,311)   (53,460)
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from operations..........................    5,826      9,516
                                                                                            --------  ---------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................   83,351     61,810
  Transfers between Variable Investment Options including guaranteed interest account, net.   23,461    (26,803)
  Redemptions for contract benefits and terminations.......................................  (71,247)  (252,591)
  Contract maintenance charges.............................................................   (3,005)    (3,692)
                                                                                            --------  ---------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   32,560   (221,276)
                                                                                            --------  ---------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............       --          4
                                                                                            --------  ---------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   38,386   (211,756)
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  417,856    629,612
                                                                                            --------  ---------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $456,242  $ 417,856
                                                                                            ========  =========

                                                                                                 MULTIMANAGER
                                                                                                  CORE BOND*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   26,376  $   17,434
  Net realized gain (loss) on investments..................................................    (13,766)     (8,275)
  Net change in unrealized appreciation (depreciation) of investments......................    (14,469)     16,626
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................     (1,859)     25,785
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    400,036     210,996
  Transfers between Variable Investment Options including guaranteed interest account, net.    487,342     175,573
  Redemptions for contract benefits and terminations.......................................   (304,780)   (125,608)
  Contract maintenance charges.............................................................    (10,317)     (7,285)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    572,281     253,676
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    570,422     279,461
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,058,625     779,164
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,629,047  $1,058,625
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-64

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                 MULTIMANAGER
                                                                                                  TECHNOLOGY*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   (1,081) $     (914)
  Net realized gain (loss) on investments..................................................    691,582     791,704
  Net change in unrealized appreciation (depreciation) of investments......................   (396,663)   (244,342)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    293,838     546,448
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    358,375     888,183
  Transfers between Variable Investment Options including guaranteed interest account, net.   (375,154)     72,040
  Redemptions for contract benefits and terminations.......................................   (475,386)   (617,477)
  Contract maintenance charges.............................................................    (35,888)    (38,773)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (528,053)    303,973
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (234,215)    850,421
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  4,798,253   3,947,832
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $4,564,038  $4,798,253
                                                                                            ==========  ==========

                                                                                                  TARGET 2015
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   24,585  $   29,889
  Net realized gain (loss) on investments..................................................     34,361     435,600
  Net change in unrealized appreciation (depreciation) of investments......................   (101,199)   (395,052)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (42,253)     70,437
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................     86,372     545,158
  Transfers between Variable Investment Options including guaranteed interest account, net.    300,394     207,279
  Redemptions for contract benefits and terminations.......................................   (790,489)   (598,559)
  Contract maintenance charges.............................................................    (20,597)    (22,809)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........   (424,320)    131,069
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          (4)
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................   (466,573)    201,502
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,529,528   2,328,026
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,062,955  $2,529,528
                                                                                            ==========  ==========

                                                                                                  TARGET 2025
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   32,437  $   31,743
  Net realized gain (loss) on investments..................................................     76,906     495,467
  Net change in unrealized appreciation (depreciation) of investments......................   (163,640)   (404,840)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (54,297)    122,370
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    426,659     973,126
  Transfers between Variable Investment Options including guaranteed interest account, net.     (4,760)     66,457
  Redemptions for contract benefits and terminations.......................................   (385,252)   (993,371)
  Contract maintenance charges.............................................................    (21,812)    (26,727)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     14,835      19,485
                                                                                            ----------  ----------

  Net increase (decrease) in amount retained by AXA in Separate Account No. 66.............         --          --
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................    (39,462)    141,855
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  2,617,769   2,475,914
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $2,578,307  $2,617,769
                                                                                            ==========  ==========

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.

                                    FSA-65

AXA EQUITABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT NO. 66

STATEMENTS OF CHANGES IN NET ASSETS (CONCLUDED)

FOR THE YEARS OR PERIODS ENDED DECEMBER 31, 2015 AND 2014

                                                                                                  TARGET 2035
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   20,844  $   20,594
  Net realized gain (loss) on investments..................................................     90,192     235,306
  Net change in unrealized appreciation (depreciation) of investments......................   (140,669)   (189,521)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (29,633)     66,379
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    473,611     430,429
  Transfers between Variable Investment Options including guaranteed interest account, net.   (200,836)     19,447
  Redemptions for contract benefits and terminations.......................................   (238,123)   (204,392)
  Contract maintenance charges.............................................................    (13,992)    (14,856)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     20,660     230,628
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     (8,973)    297,007
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,654,545   1,357,538
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,645,572  $1,654,545
                                                                                            ==========  ==========

                                                                                                  TARGET 2045
                                                                                                  ALLOCATION*
                                                                                            ----------------------
                                                                                               2015        2014
                                                                                            ----------  ----------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss)............................................................. $   17,631  $   16,036
  Net realized gain (loss) on investments..................................................     66,074     179,956
  Net change in unrealized appreciation (depreciation) of investments......................   (111,882)   (142,572)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from operations..........................    (28,177)     53,420
                                                                                            ----------  ----------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................    378,976     255,962
  Transfers between Variable Investment Options including guaranteed interest account, net.     22,072      34,274
  Redemptions for contract benefits and terminations.......................................   (265,337)   (156,900)
  Contract maintenance charges.............................................................    (11,727)    (11,465)
                                                                                            ----------  ----------

  Net increase (decrease) in net assets resulting from contractowner transactions..........    123,984     121,871
                                                                                            ----------  ----------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     95,807     175,291
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................  1,237,298   1,062,007
                                                                                            ----------  ----------

NET ASSETS -- END OF YEAR OR PERIOD........................................................ $1,333,105  $1,237,298
                                                                                            ==========  ==========

                                                                                             TARGET 2055
                                                                                            ALLOCATION*(B)
                                                                                            --------------
                                                                                                 2015
                                                                                            --------------
INCREASE (DECREASE) IN NET ASSETS
FROM OPERATIONS:
  Net investment income (loss).............................................................    $   457
  Net realized gain (loss) on investments..................................................         25
  Net change in unrealized appreciation (depreciation) of investments......................     (2,265)
                                                                                               -------

  Net increase (decrease) in net assets resulting from operations..........................     (1,783)
                                                                                               -------

FROM CONTRACTOWNERS TRANSACTIONS:
  Payments received from contractowners....................................................      3,170
  Transfers between Variable Investment Options including guaranteed interest account, net.     31,248
  Redemptions for contract benefits and terminations.......................................         --
  Contract maintenance charges.............................................................       (106)
                                                                                               -------

  Net increase (decrease) in net assets resulting from contractowner transactions..........     34,312
                                                                                               -------

NET INCREASE (DECREASE) IN NET ASSETS......................................................     32,529
NET ASSETS -- BEGINNING OF YEAR OR PERIOD..................................................         --
                                                                                               -------

NET ASSETS -- END OF YEAR OR PERIOD........................................................    $32,529
                                                                                               =======

-----------
The accompanying notes are an integral part of these financial statements.
* Denotes Variable Investment Options that invest in shares of a Portfolio of EQ Advisors Trust or AXA Premier VIP Trust, affiliates of AXA Equitable.
(b)Units were made available on May 26, 2015.

                                    FSA-66

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2015

1. Organization

   Separate Accounts No. 10 (Pooled), 4 (Pooled), 3 (Pooled), and 66 (collectively, the "Funds" or "Accounts") of AXA Equitable Life Insurance Company ("AXA Equitable"), were established under New York State Insurance Law. Pursuant to such law, to the extent provided in the applicable contracts, the net assets in the Funds are not chargeable with liabilities arising out of any other business of AXA Equitable. The Funds are investment companies and, accordingly, follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 - Investment Companies, which is part of accounting principles generally accepted in the United States of America ("GAAP"). These financial statements reflect the financial position and results of operations for each of the Separate Accounts No. 10, 4, 3 and each of the Variable Investment Options of Separate Account No. 66. Annuity contracts issued by AXA Equitable for which the Accounts are the funding vehicles are Equi-Pen-Plus ("EPP"), Members Retirement Program ("MRP"), and Retirement Investment Account ("RIA") (collectively, "the Plans"). Institutional Contracts reflects investments in Funds by Contractowners of group annuity contracts issued by AXA Equitable. Assets of the Plans and Institutional are invested in a number of investment Funds (available Funds vary by Plan).

   Separate Account No. 66 consists of 45 Variable Investment Options. The Account invests in shares of mutual funds of AXA Premier VIP Trust ("VIP") and EQ Advisors Trust ("EQAT") (collectively "the Trusts"). The Trusts are open-end investment management companies that sell shares of a portfolio ("Portfolio") of a mutual fund to separate accounts of insurance companies. Each Portfolio of the Trusts has separate investment objectives. As used herein, "the Trusts" refers to both the Trusts and the Portfolios. These financial statements and notes are those of the Accounts.

   The Contractowners invest in Separate Accounts No. 10, 4, 3 and 66 under the following respective names:

                                       POOLED SEPARATE ACCOUNT FUNDS**
                 RIA                   -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

                                       EQ ADVISORS TRUST*
Separate Account No. 66:               ------------------

                                       AXA Global Equity Managed Volatility   EQ/Large Cap Growth Index
                                       AXA International Core Managed         EQ/Mid Cap Index
                                       Volatility                             EQ/Money Market
                                       AXA International Value Managed        EQ/Quality Bond PLUS
                                       Volatility                             EQ/T. Rowe Price Growth Stock
                                       AXA Large Cap Core Managed Volatility  EQ/Wells Fargo Omega Growth
                                       AXA Large Cap Growth Managed           Multimanager Technology
                                       Volatility                             AXA PREMIER VIP TRUST*
                                       AXA Large Cap Value Managed Volatility Charter/SM/ Multi-Sector Bond
                                       AXA Mid Cap Value Managed Volatility   Charter/SM/ Small Cap Value
                                       AXA/AB Small Cap Growth/(1)/
                                       EQ/BlackRock Basic Value Equity
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/JPMorgan Value Opportunities

                 MRP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Growth Equity
                                       Fund
Separate Account No. 3                 The AllianceBernstein Mid Cap Growth
                                       Fund

Separate Account No. 66:               EQ ADVISORS TRUST*                     AXA PREMIER VIP TRUST*
                                       ------------------                     ----------------------
                                       All Asset Aggressive - Alt 25          AXA Aggressive Allocation
                                       All Asset Growth - Alt 20              AXA Conservative Allocation
                                       All Asset Moderate Growth - Alt 15     AXA Conservative-Plus Allocation
                                       AXA Global Equity Managed Volatility   AXA Moderate Allocation
                                       AXA International Core Managed         AXA Moderate-Plus Allocation
                                       Volatility                             Charter/SM/ Multi-Sector Bond
                                       AXA Large Cap Growth Managed           Target 2015 Allocation
                                       Volatility                             Target 2025 Allocation
                                       AXA Large Cap Value Managed Volatility Target 2035 Allocation
                                       AXA Mid Cap Value Managed Volatility   Target 2045 Allocation
                                       AXA/AB Small Cap Growth/(1)/           Target 2055 Allocation
                                       EQ/Boston Advisors Equity Income
                                       EQ/Calvert Socially Responsible
                                       EQ/Capital Guardian Research
                                       EQ/Equity 500 Index
                                       EQ/GAMCO Mergers and Acquisitions
                                       EQ/GAMCO Small Company Value
                                       EQ/Intermediate Government Bond
                                       EQ/International Equity Index
                                       EQ/Large Cap Growth Index
                                       EQ/MFS International Growth
                                       EQ/Mid Cap Index
                                       EQ/Money Market
                                       EQ/Morgan Stanley Mid Cap Growth
                                       EQ/PIMCO Ultra Short Bond
                                       EQ/Small Company Index
                                       EQ/T. Rowe Price Growth Stock
                                       EQ/Wells Fargo Omega Growth
                                       Multimanager Core Bond
                                       Multimanager Technology

                                    FSA-67

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

1. Organization (Concluded)

                 EPP                   POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                The AllianceBernstein Balanced Fund
Separate Account No. 4                 The AllianceBernstein Common Stock
                                       Fund

            INSTITUTIONAL              POOLED SEPARATE ACCOUNT FUNDS**
                                       -------------------------------
Separate Account No. 10                Balanced Account
Separate Account No. 4                 Growth Stock Account
Separate Account No. 3                 Mid Cap Growth Stock Account
   ----------
   * An affiliate of AXA Equitable providing advisory and other services to one or more Portfolios of this Trust, as further described in Note 5 of these financial statements.
   **As defined in the respective Prospectus of the Plans.
  (1)Formerly known as EQ/AllianceBernstein Small Cap Growth

   Under applicable insurance law, the assets and liabilities of the Accounts are clearly identified and distinguished from AXA Equitable's other assets and liabilities. All Contracts are issued by AXA Equitable. The assets of the Accounts are the property of AXA Equitable. However, the portion of the Accounts' assets attributable to the Contracts will not be chargeable with liabilities arising out of any other business AXA Equitable may conduct. Separate Account No. 66 is used to fund benefits under group annuity Contract ("Contracts") in connection with retirement savings on a tax-deferred basis.

   The amount retained by AXA Equitable in Separate Accounts No. 4 and 66 arises primarily from (1) contributions from AXA Equitable, (2) expense risk charges accumulated in the account, and (3) that portion, determined ratably, of the Account's investment results applicable to those assets in the account in excess of the net assets attributable to contractowners. Amounts retained by AXA Equitable are not subject to charges for expense risks, assets-based administration charges are distribution charges. Amount retained by AXA Equitable in the Account may be transferred at any time by AXA Equitable to its General Account ("General Account"). AXA Equitable's General Account is subject to creditor rights.

2. Significant Accounting Policies

   The accompanying financial statements are prepared in conformity with GAAP. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNTS NO. 10, 4 AND 3:

   Investment securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by AXA Equitable's investment officers.

   In general, the market value of securities which are readily available and deemed reliable are determined as follows: Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price.

   Futures and forward contracts are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used.

   U.S. government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days.

   Fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, the investment advisor may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security.

                                    FSA-68

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Continued)


   Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities.

   Other assets that do not have a readily available market price are valued at fair value as determined in good faith by AXA Equitable's investment officers.

   INVESTMENT TRANSACTIONS:

   Security transactions are recorded on the trade date. Amortized cost of debt securities where applicable is adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date; interest income (including amortization of premium and discount on securities using the effective yield method) is accrued daily. Realized gains and losses on the sale of investments are computed on the basis of the identified cost of the related investments sold.

   The books and records of the Accounts are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Transaction gains or losses resulting from changes in the exchange rate during the reporting period or upon settlement of the foreign currency transactions are reflected under "Realized and Unrealized Gain (Loss) on Investments" in the Statement of Operations. Although the net assets of the Funds are presented at the foreign exchange rates and market values at the close of the period, the Funds do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held or sold during the year.

   FUTURES AND FORWARD CONTRACTS:

   Futures and forward contracts are agreements to buy or sell a security, foreign currency, or stock index for a set price in the future. Initial margin deposits are made upon entering into futures contracts and can be either in cash or securities.

   Separate Accounts No. 10 and 4 may buy or sell futures contracts solely for the purpose of protecting their Account's securities against anticipated future changes in interest rates that might adversely affect the value of an Account's securities or the price of the securities that an Account intends to purchase at a later date. During the period the futures and forward contracts are open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each trading day. Variation margin payments for futures contracts are received or made, depending upon whether unrealized gains or losses are incurred. For the year ended December 31, 2015, the average monthly notional value of futures contracts held in Separate Account No. 4 was $578,119. All futures contracts were related to equity contracts. For the year ended December 31, 2015, Separate Account No. 10 did not enter into any futures contracts. Separate Account No. 3 does not enter into futures contracts.

   When the futures or forward contract is closed, the Accounts record a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Accounts' basis in the contract. Should interest rates or the price of securities move unexpectedly, the Accounts may not achieve the anticipated benefits of the financial futures or forward contracts and may incur a loss. The use of futures and forward transactions involves the risk of imperfect correlation in movements in the prices of futures and forward contracts, interest rates and the underlying hedged assets.

   Separate Account No. 10 may enter into forward currency contracts in order to hedge its exposure to changes in foreign security holdings, but did not enter into any forward currency contracts during the year ended December 31, 2015. Separate Accounts No. 3, and 4 do not enter into forward currency contracts. A forward contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The realized gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains and losses from foreign currency transactions.

                                    FSA-69

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Continued)


   MARKET AND CREDIT RISK:

   Futures and forward contracts involve elements of both market and credit risk in excess of the amounts reflected in the Statement of Assets and Liabilities. The contract amounts of these futures and forward contracts reflect the extent of the Accounts' exposure to off-balance sheet risk. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Accounts bear the market risk that arises from any changes in security values. The credit risk for futures contracts is limited to failure of the exchange or board of trade that acts as the counterparty of the Accounts' futures transactions. Forward contracts are entered into directly with a counterparty and not through an exchange and can be terminated only by agreement of both parties to the contract. There is no daily margin settlement and the Accounts are exposed to the risk of default by the counterparty.

   CONTRACTS IN PAYOUT:

   Net assets allocated to Contracts in the payout period are computed according to various mortality tables, depending on the year the benefits were purchased. The tables used are the 1951 GA, the 1971 GAM, the 1983 GAM, and the 1994 GAR. The assumed investment returns vary by Contract and range from 4 percent to 8.75 percent. The Contracts are participating group annuities, and thus, the mortality risk is borne by the Contractowner, as long as the Contract has not been discontinued. AXA Equitable retains the ultimate obligation to pay the benefits if the Contract funds become insufficient and the Contractowner elects to discontinue the contract.

   OTHER ASSETS AND LIABILITIES:

   Amounts due to/from the General Account represent receivables/payables for policy related transactions predominantly related to premiums, surrenders and death benefits.

   CONTRACT PAYMENTS AND WITHDRAWALS:

   Payments received from Contractowners represent contributions under the Contracts (excluding amounts allocated to the guaranteed interest option, reflected in the General Account) after the deduction of any applicable withdrawal changes. The amount allocated to the guaranteed interest option earns interest at the current guaranteed interest rate which is an annual effective rate.

   Withdrawals are payments to participants and beneficiaries made under the terms of the Plans and include amounts that participants have requested to be withdrawn and paid to them.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

   FOREIGN TAXES:

   The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds will accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

   ACCOUNTING POLICIES SPECIFIC TO SEPARATE ACCOUNT NO. 66:

   INVESTMENTS:

   Investments are made in shares of the Portfolios and the fair values of investments are valued at the reported net asset values per share of the respective Portfolios. The net asset value is determined by the Trusts using the fair value of the underlying assets of the Portfolio less liabilities.

   INVESTMENT TRANSACTIONS AND INVESTMENT INCOME:

   Investment transactions are recorded on the trade date. Dividend income and distributions of net realized gains from the Portfolios are recorded and automatically reinvested on the ex-dividend date. Realized gains and losses include (1) gains and losses on the redemptions of investments in the Portfolios (determined on the identified cost basis) and (2) distributions of net realized gains on investment transactions of the Portfolios.

                                    FSA-70

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

2. Significant Accounting Policies (Concluded)


   DUE TO AND DUE FROM:

   Receivable/payable for policy-related transactions represent amounts due to/from AXA Equitable's General Account primarily related to premiums, surrenders, death benefits and amounts transferred among the various Portfolios by Contractowners. Receivable/payable for shares of the Portfolios sold/purchased represent unsettled trades.

   CONTRACT PAYMENTS AND TRANSFERS:

   Payments received from Contractowners represent participant contributions under the Contracts (but exclude amounts allocated to the guaranteed interest account, reflected in the General Account) reduced by deductions and charges, including premium charges, as applicable, and state premium taxes. Contractowners may allocate amounts in their individual accounts to Variable Investment Options of the Account and/or to the guaranteed interest account of AXA Equitable's General Account.

   Transfers between Variable Investment Options including the guaranteed interest account, net, are amounts that participants have directed to be moved among Portfolios, including permitted transfers to and from the guaranteed interest account. The net assets of any Variable Investment Option may not be less than the aggregate value of the Contractowner accounts allocated to that Variable Investment Option. AXA Equitable is required by state insurance laws to set aside additional assets in AXA Equitable's General Account to provide for other policy benefits. AXA Equitable's General Account is subject to creditor rights.

   Redemptions for contract benefits and terminations are payments to participants and beneficiaries made under the terms of the Contracts and amounts that participants have requested to be withdrawn and paid to them or applied to the purchase of annuities. Withdrawal charges, if any, are included in redemptions for contract benefits and terminations to the extent that such charges apply to the contracts. Administrative charges, if any, are included in Contract maintenance charges to the extent that such charges apply to the Contracts.

   TAXES:

   The operations of the Account are included in the federal income tax return of AXA Equitable, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. No federal income tax based on net income or realized and unrealized capital gains is currently applicable to contracts participating in the Funds by reason of applicable provisions of the Internal Revenue Code and no federal income tax payable by AXA Equitable is expected to affect the unit value of the Contracts participating in the Account. Accordingly, no provision for federal income taxes is required. However, AXA Equitable retains the right to charge for any federal income tax incurred which is applicable to the Account if the law is changed.

3. Fair Value Disclosures

   Under GAAP, fair value is the price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. GAAP also establishes a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

   Level 1 - Quoted prices that are publicly available for identical assets in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

   Level 2 - Observable inputs other than Level 1 prices, such as quoted prices for similar assets, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

   Level 3 - Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

                                    FSA-71

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

3. Fair Value Disclosures (Continued)


   Assets measured at fair value on a recurring basis are summarized below as of the dates indicated:

                                                     FAIR VALUE MEASUREMENTS
                                                      AT DECEMBER 31, 2015
                                               -----------------------------------
                                                             LEVEL 1
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT      ACCOUNT     ACCOUNT
                                               NO. 10/(1)/ NO. 4/(1)/  NO. 3/(1)/
                                               ----------- ----------- -----------
ASSETS
Investments:
Common stocks
  Consumer discretionary...................... $ 1,721,365 $17,517,503 $ 6,255,483
  Consumer staples............................     878,745   9,202,128     692,368
  Energy......................................     505,166     419,992     246,131
  Financials..................................   1,849,254   4,543,604   2,996,106
  Health Care.................................   1,371,484  14,052,418   3,694,953
  Industrials.................................     808,920   8,791,703          --
  Materials & processing......................     328,644   2,840,301     509,631
  Producer durables...........................          --          --   3,632,684
  Technology..................................   2,173,968  22,948,921   3,803,937
  Telecommunication services..................     176,521   1,673,187          --
  Utilities...................................     334,035      28,130     361,548
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................  10,148,102  82,017,887  22,192,841
  Futures Contracts...........................          --     305,310          --
  Rights......................................         883          --          --
                                               ----------- ----------- -----------
  TOTAL LEVEL 1............................... $10,148,985 $82,323,197 $22,192,841
                                               =========== =========== ===========

                                                             LEVEL 2
                                               -----------------------------------
                                                SEPARATE    SEPARATE    SEPARATE
                                                ACCOUNT      ACCOUNT     ACCOUNT
                                               NO. 10/(1)/ NO. 4/(1)/  NO. 3/(1)/
                                               ----------- ----------- -----------
ASSETS
Investments:
Fixed Maturities, available for sale
  Corporate................................... $ 2,971,354 $        -- $        --
  U.S. Treasury, government and agency........   4,891,108          --          --
  States and political subdivision............      36,407          --          --
  Foreign governments.........................      90,798          --          --
  Commercial mortgage-backed..................     367,131          --          --
  Residential mortgage-backed.................   2,363,345          --          --
  Asset-backed................................     132,272          --          --
                                               ----------- ----------- -----------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.  10,852,415          --          --
                                               ----------- ----------- -----------
Common stocks
  Consumer discretionary......................     747,570          --          --
  Consumer staples............................     861,487          --          --
  Energy......................................     361,542          --          --
  Financials..................................   1,296,875          --          --
  Health care.................................     784,599          --          --
  Industrials.................................     711,638          --          --
  Materials & processing......................     420,924          --          --
  Technology..................................     174,430          --          --
  Telecommunication services..................     341,177          --          --
  Utilities...................................     212,291          --          --
                                               ----------- ----------- -----------
   TOTAL COMMON STOCKS........................   5,912,533          --          --
                                               =========== =========== ===========
   TOTAL LEVEL 2.............................. $16,764,948 $        -- $        --
                                               =========== =========== ===========

                                    FSA-72

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

3. Fair Value Disclosures (Concluded)

                                                         LEVEL 3
                                              ------------------------------
                                               SEPARATE   SEPARATE   SEPARATE
                                               ACCOUNT     ACCOUNT    ACCOUNT
                                              NO. 10/(1)/ NO. 4/(1)/ NO. 3/(1)/
                                              ----------  ---------  ---------
ASSETS
Investments:
Fixed Maturities, available for sale
  Commercial mortgage-backed.................    $35,860        $--        $--
  Asset-backed...............................     25,148         --         --
                                                 -------        ---        ---
TOTAL LEVEL 3................................    $61,008        $--        $--
                                                 =======        ===        ===

   The table below presents a reconciliation for all Level 3 Assets at December 31, 2015:

                                                            LEVEL 3 INSTRUMENTS
                                                          FAIR VALUE MEASUREMENTS
                                                          SEPARATE ACCOUNT NO. 10
                                              -----------------------------------------------
                                                FIXED MATURITIES    COMMON STOCK
                                              --------------------  ------------
                                              COMMERCIAL
                                              MORTGAGE-    ASSET-                    TOTAL
                                                BACKED     BACKED   INDUSTRIALS   INVESTMENTS
                                              ----------  --------  ------------  -----------
BALANCE, DECEMBER 31, 2014...................    $37,567  $ 63,646         $ 224     $101,437
Total gains (losses) realized and
  unrealized, included in:
Earnings as:
  Net amortization/accretion.................        (42)       39            --           (3)
                                                 -------  --------         -----     --------
   SUBTOTAL..................................     37,525    63,685           224      101,434
                                                 -------  --------         -----     --------
  Change in unrealized gain..................      3,798        67             2        3,867
  Purchases..................................         --        --            --           --
  Sales......................................         --        --          (226)        (226)
  Settlements................................     (5,463)   (6,635)           --      (12,098)
  Transfers out/(2)/.........................         --   (31,969)           --      (31,969)
                                                 -------  --------         -----     --------
BALANCE, DECEMBER 31, 2015...................    $35,860  $ 25,148         $  --     $ 61,008
                                                 =======  ========         =====     ========

   ----------
  (1)For Separate Account No. 66, all investments of each Variable Investment Option of the Account have been classified as Level 1. There were no transfers between Level 1, Level 2 and Level 3 during the year for Separate Account No. 66.
  (2)For the year ended December 31, 2015, an asset-backed security transferred from level 3 to level 2 due to changes in observability of market data at the measurement date.

   The table below details the changes in unrealized gains for 2015 by category for Level 3 assets still held at December 31, 2015:

                                               SEPARATE ACCOUNT
                                                    NO. 10
                                               ----------------
LEVEL 3 INSTRUMENTS STILL HELD AT
  DECEMBER 31, 2015
Change in unrealized gains or losses
Fixed maturities, available for sale:
  Commercial mortgage-backed..................           $3,798
  Asset-backed................................               67
                                                         ------
   TOTAL FIXED MATURITIES, AVAILABLE FOR SALE.            3,865
                                                         ------
Common Stocks:
  Financials..................................                2
                                                         ------
TOTAL.........................................           $3,867
                                                         ======

                                    FSA-73

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

4. Purchases and Sales of Portfolios

   Investment Security Transactions:

   For the year ended December 31, 2015, investment security transactions, excluding short-term debt securities, were as follows for Separate Accounts No. 10, 4, and 3:

                                                       PURCHASES                      SALES
                                              ---------------------------- ----------------------------
                                                                  U.S.                         U.S.
                                                STOCKS AND     GOVERNMENT    STOCKS AND     GOVERNMENT
FUND                                          DEBT SECURITIES AND AGENCIES DEBT SECURITIES AND AGENCIES
----                                          --------------- ------------ --------------- ------------
Separate Account No. 10......................     $35,103,311   $6,032,192     $36,692,380   $7,427,445
Separate Account No. 4.......................      17,214,855           --      30,118,005           --
Separate Account No. 3.......................      19,107,087           --      22,173,937           --

   The cost of purchases and proceeds from sales of Portfolios for the year ended December 31, 2015 were as follows for Separate Account No. 66:

                                              PURCHASES    SALES
                                              ---------- ----------
ALL ASSET AGGRESSIVE-ALT 25.................. $   59,106 $    3,219
ALL ASSET GROWTH-ALT 20......................     25,637     38,193
ALL ASSET MODERATE GROWTH-ALT 15.............      4,438      1,135
AXA AGGRESSIVE ALLOCATION....................    529,311    271,625
AXA CONSERVATIVE ALLOCATION..................    266,955    262,101
AXA CONSERVATIVE-PLUS ALLOCATION.............    290,022    155,742
AXA GLOBAL EQUITY MANAGED VOLATILITY.........    167,446    364,586
AXA INTERNATIONAL CORE MANAGED VOLATILITY....    158,518    619,567
AXA INTERNATIONAL VALUE MANAGED VOLATILITY...      2,338      2,230
AXA LARGE CAP CORE MANAGED VOLATILITY........         --     90,641
AXA LARGE CAP GROWTH MANAGED VOLATILITY......    481,018  1,007,376
AXA LARGE CAP VALUE MANAGED VOLATILITY.......    586,045  1,433,283
AXA MID CAP VALUE MANAGED VOLATILITY.........    456,942  1,579,840
AXA MODERATE ALLOCATION......................  4,310,816  2,847,303
AXA MODERATE-PLUS ALLOCATION.................    540,784    137,021
AXA/AB SMALL CAP GROWTH......................    240,851    257,530
CHARTER/SM/ MULTI-SECTOR BOND................    240,367    105,960
CHARTER/SM/ SMALL CAP VALUE..................      1,017     48,118
EQ/BLACKROCK BASIC VALUE EQUITY..............      4,302     12,045
EQ/BOSTON ADVISORS EQUITY INCOME.............    279,736    199,832
EQ/CALVERT SOCIALLY RESPONSIBLE..............    485,740    707,143
EQ/CAPITAL GUARDIAN RESEARCH.................    518,922  1,095,169
EQ/EQUITY 500 INDEX..........................  2,346,967  4,022,016
EQ/GAMCO MERGERS AND ACQUISITIONS............     21,489      5,229
EQ/GAMCO SMALL COMPANY VALUE.................    510,445    460,653
EQ/INTERMEDIATE GOVERNMENT BOND..............    995,091  1,003,119
EQ/INTERNATIONAL EQUITY INDEX................  1,082,474  1,505,463
EQ/JPMORGAN VALUE OPPORTUNITIES..............     45,464      1,326
EQ/LARGE CAP GROWTH INDEX....................    555,907    271,328
EQ/MFS INTERNATIONAL GROWTH..................    123,600    190,749
EQ/MID CAP INDEX.............................    277,901     96,912
EQ/MONEY MARKET..............................  8,395,347  8,526,931
EQ/MORGAN STANLEY MID CAP GROWTH.............     71,930     75,365
EQ/PIMCO ULTRA SHORT BOND....................    326,797    700,605
EQ/QUALITY BOND PLUS.........................         79      2,361
EQ/SMALL COMPANY INDEX.......................    798,992  1,088,810
EQ/T. ROWE PRICE GROWTH STOCK................    292,785    304,955
EQ/WELLS FARGO OMEGA GROWTH..................    182,342    116,042
MULTIMANAGER CORE BOND.......................  1,021,444    422,729
MULTIMANAGER TECHNOLOGY......................    706,969    906,502

                                    FSA-74

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

4. Purchases and Sales of Portfolios (Concluded)

                                                   PURCHASES  SALES
                                                   --------- --------
TARGET 2015 ALLOCATION............................ $508,721  $876,431
TARGET 2025 ALLOCATION............................  538,194   456,719
TARGET 2035 ALLOCATION............................  492,584   426,124
TARGET 2045 ALLOCATION............................  401,348   237,823
TARGET 2055 ALLOCATION............................   34,909       106

5. Related Party Transactions

   In Separate Account No. 66, the assets in each Variable Investment Option are invested in shares of a corresponding Portfolio of the Trusts. Shares are offered by the Portfolios at net asset value. Shares in which the Variable Investment Options invest in are categorized by the share class of the Portfolio. All share classes issued by the Trusts are subject to fees for investment management and advisory services and other Portfolio expenses and are subject to distribution fees imposed under a distribution plan (herein the "Rule 12b-1 Plans") approved by EQAT and VIP Trusts' Board of Trustees and adopted by the applicable Trust. The Rule 12b-1 Plans provide that the Trusts, on behalf of each related Variable Portfolio, may charge a maximum annual distribution and/or service (12b-1) fee of 0.25% of the average daily net assets of a Portfolio attributable to its Class A or Class B shares in respect of activities primarily intended to result in the sale of the respective shares. The class-specific expenses attributable to the investment in each share class of the Portfolios in which the Variable Investment Option invest are borne by the specific unit classes of the Variable Investment Options to which the investments are attributable. These fees are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AXA Equitable Funds Management Group, LLC ("FMG LLC"), a wholly-owned subsidiary of AXA Equitable serves as investment manager of the Portfolios of the Trusts. FMG LLC receives management fees for services performed in its capacity as investment manager of the Portfolios. FMG LLC either oversees the activities of the investment advisors with respect to the Portfolios, and is responsible for retaining or discontinuing the services of those advisors, or are directly managing the Portfolios. Expenses of the Portfolios of the Trusts generally vary, depending on net asset levels for individual Portfolios, and range from a low annual rate of 0.14% to a high of 1.31% of the average daily net assets of the Portfolios of the Trusts. AXA Equitable, as investment manager of the Trusts, pays expenses for providing investment advisory services to the respective Portfolios, including the fees to the Advisors of each Portfolio. In addition, AXA Advisors, LLC ("AXA Advisors") and AXA Distributors, LLC, affiliates of AXA Equitable, may also receive distribution fees under Rule 12b-1 Plans as described above. These fees and expenses are reflected in the net asset value of the shares of the Portfolios and the total returns of the Variable Investment Options, but are not included in the expenses or expense ratios of the Variable Investment Options.

   AllianceBernstein L.P. ("AllianceBernstein") serves as an investment advisor for the AXA/AB Small Cap Growth; EQ/Equity 500 Index; EQ/International Equity Index; EQ/Large Cap Growth Index; EQ/Small Company Index and Separate Accounts No. 10, 4 and 3; as well as a portion of AXA Large Cap Value Managed Volatility and EQ/Quality Bond PLUS. AllianceBernstein is a publicly traded limited partnership which is indirectly majority-owned by AXA Equitable and AXA Financial, Inc. (parent of AXA Equitable).

   AXA Advisors, LLC is an affiliate of AXA Equitable, and a distributor and principal underwriter of the policies ("Contracts"). AXA Advisors is registered with the Securities and Exchange Commission ("SEC") as a broker-dealer and is a member of the Financial Industry Regulatory Authority ("FINRA").

   The Contracts are sold by financial professionals who are registered representatives of AXA Advisors and licensed insurance agents of AXA Network, LLC ("AXA Network") or its subsidiaries (affiliates of AXA Equitable). AXA Advisors receives commissions and other service-related payments under its distribution agreement with AXA Equitable and its networking agreement with AXA Network.

   In addition to using brokers and dealers to execute portfolio security transactions for accounts under their management, AXA Equitable, AllianceBernstein, and AXA Advisors may also enter into other types of business and securities transactions with brokers and dealers, which will be unrelated to allocation of the AXA Equitable Funds' portfolio transactions.

   AXA Equitable serves as the transfer agent for EQAT and VIP.

6. Reorganizations

   In 2014, several fund reorganizations occurred within EQAT and VIP. The corresponding reorganizations occurred within the Variable Investment Options of the Account. The purpose of the reorganizations was to combine or substitute, via tax free exchanges, two Variable Investment Options managed by AXA Equitable with comparable investment objectives.

                                    FSA-75

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

6. Reorganizations (Concluded)

   In June 2014, pursuant to a Plan of Reorganization and Termination, mergers were approved by shareholders, whereby certain Portfolios of EQAT and VIP (the "Removed Portfolios") exchanged substantially all of their assets and liabilities for interests in certain other Portfolios of EQAT and VIP (the "Surviving Portfolios"). Correspondingly, the Variable Investment Options that invested in the Removed Portfolios (the "Removed Investment Options") were replaced with the Variable Investment Options that invest in the Surviving Portfolios (the "Surviving Investment Options"). For accounting purposes, reorganizations which occurred in 2014 were treated as mergers.

----------------------------------------------------------------------------
                          REMOVED PORTFOLIO     SURVIVING PORTFOLIO
----------------------------------------------------------------------------
 JUNE 20, 2014            EQ/EQUITY GROWTH PLUS AXA LARGE CAP GROWTH MANAGED
                                                VOLATILITY
----------------------------------------------------------------------------
Shares -- Class B              4                  1,226
Value -- Class B          $21.71                $ 25.54
Net Assets Before Merger  $   80                $31,236
Net Assets After Merger   $   --                $31,316
Unrealized Gain           $    2
----------------------------------------------------------------------------

7. Contractowner Charges

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value.

   RIA

   Charges and fees relating to the Portfolios are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts which participate in the Portfolios. Depending upon the terms of a contract, sales-related fees and operating expenses are paid by the contract holders
   (i) by a reduction of an appropriate number of Portfolio units or
   (ii) reduction in unit value from contractowners. Fees with respect to the Retirement Investment Account (RIA) contracts are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.50% of the net assets attributable to RIA units is assessed for the AllianceBernstein Balanced Fund, and AllianceBernstein Mid Cap Growth Fund and an effective annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as a reduction in RIA unit value.

   ADMINISTRATIVE FEES:

   Contracts investing in the Portfolios are subject to certain administrative expenses according to contract terms. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Portfolio units or (ii) reduction in unit value. These fees may include:

   Ongoing Operations Fee -- An expense charge is made based on the combined net balances of each fund. Depending upon when the employer adopted RIA, the monthly rate ranges from 1/12 of 1.25% to 1/12 of 0.50% or from 1/12 of 1.25% to 1/12 of 0.25%. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or
   (ii) reduction in unit value.

   Participant Recordkeeping Services Charge -- Employers electing RIA's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. Depending upon the terms of a contract, fees are paid (i) by a reduction of an appropriate number of Fund units or (ii) reduction in unit value.

   Contingent Withdrawal Charge -- Certain withdrawals are subject to defined contingent withdrawal charges. The maximum charge is 6.00% of the total plan assets withdrawn and is deducted as a liquidation of Portfolio units.

   Loan Fee -- A loan fee equal to 1.00% of the amount withdrawn as loan principal is deducted on the date the plan loan is made.

   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. These charges and fees are reflected as reductions of unit value.

                                    FSA-76

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Contractowner Charges (Continued)


   MRP

   Charges and fees relating to the Portfolios paid to AXA Equitable are deducted in accordance with the terms of the various contracts which participate in the Portfolios. With respect to the Members Retirement Program these expenses consist of investment management, program expense charge, direct expenses, and record maintenance. These charges and fees are paid to AXA Equitable. Fees with respect to the Members Retirement Program contracts are as follows:

 . Program Expense Charge -- AXA Equitable assesses a Program expense charge on a monthly basis, which is charged against accounts in the plans that invest in the Separate Accounts. AXA Equitable determines the Program expense charge for each plan on the last day of each month, based on two factors: (1) the average account value of the accounts in the plan, and
     (2) the value of the total plan assets invested in the Members Retirement Program by the plan, on that date. The Program expense charge is applied to all assets in the plan. All participants in a plan pay the Program expense charge at the same percentage rate, regardless of individual account value. If the Average account value under the Plan is $75,000 or less, then the Program expense charge will be (i) 1% of the first $250,000, (ii) 0.80% of the next $250,000 and (iii) 0.65% of the excess over $500,000. If the Average account value under the Plan is more than $75,000, then the Program expense charge will be (i) 1% of the first $250,000, (ii) 0.70% of the next $250,000 and (iii) 0.55% of the excess over $500,000.

 . Investment Management Fees -- An expense charge is made daily at an effective annual rate of 0.50% of the net assets of the AllianceBernstein Balanced Fund and an effective annual rate of 0.30% for the AllianceBernstein Growth Equity Fund and an effective annual rate of 0.65% for the AllianceBernstein Mid Cap Growth Fund. This fee is reflected as a reduction in MRP unit value.

 . Direct Operating and Other Expenses -- In addition to the charges and fees mentioned above, the Funds are charged for certain costs and expenses directly related to their operations. These may include transfer taxes, SEC filing fees and certain related expenses including printing of SEC filings, prospectuses and reports. This fee is reflected as a reduction in MRP unit value.

 . A record maintenance and report fee of $3.75 per participant is deducted quarterly as a liquidation of fund units.

   EPP

   Charges and fees relating to the Funds are paid to AXA Equitable and are deducted in accordance with the terms of the various contracts, which participate in the Funds. Depending upon the terms of a contract, sales-related fees and operating expenses are paid (i) by a reduction of an appropriate number of Fund Units or (ii) reduction in unit value. Fees with respect to the Equi-Pen-Plus Master Plan and Retirement Trust are as follows:

   INVESTMENT MANAGEMENT FEE:

   An annual rate of 0.25% of the total plan and trust net assets is deducted daily for the AllianceBernstein Balanced Fund and an annual rate of 0.08% for the AllianceBernstein Common Stock Fund. This fee is reflected as reduction in EPP unit value.

   ADMINISTRATIVE FEES:

   Ongoing Operations Fee -- An expense charge is made based on each client's combined balance of Master Plan and Trust net assets in the Funds and AXA Equitable's Fixed Income Accounts at a monthly rate of 1/12 of (i) 1% of the first $500,000, (ii) 0.75% of the next $500,000 and (iii) 0.50% of the excess over $1,000,000. The ongoing operations fee is generally paid via a liquidation of units held in the fund.

   Participant Recordkeeping Services Charge -- Employers electing Equi-Pen-Plus's optional Participant Recordkeeping Services are subject to an annual charge of $25 per employee-participant under the employer plan. The participant recordkeeping service charge is generally paid via a liquidation of units held in the fund.

   Withdrawal Charge -- A charge is applied if the client terminates plan participation in the Master Retirement Trust ("Master Trust") and if the client transfers assets to another funding agency before the fifth anniversary of the date AXA Equitable accepts the participation agreement. The redemption charge is generally paid via a liquidation of units held in the fund and will be based on the following schedule:

FOR TERMINATION OCCURRING IN:       WITHDRAWAL CHARGE:
-----------------------------  ------------------------------
       Years 1 and 2.......... 3% of all Master Trust assets
       Years 3 and 4.......... 2% of all Master Trust assets
       Year 5................. 1% of all Master Trust assets
       After Year 5...........     No Withdrawal Charge

                                    FSA-77

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

7. Contractowner Charges (Concluded)


   OPERATING AND EXPENSE CHARGES:

   In addition to the charges and fees mentioned above, Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These may include custody, audit and printing of reports. These charges and fees are reflected as reduction of unit value.

   INSTITUTIONAL

   ASSET MANAGEMENT FEES

   Asset management fees are charged to clients investing in the Separate Accounts. The fees are based on the prior month-end net asset value (as defined) of each client's aggregate interest in AXA Equitable's Separate Accounts, and are determined monthly. The fees are calculated for each client in accordance with the schedule set forth below for the Balanced Account and the Mid Cap Growth Stock Account:

   EACH CLIENT'S AGGREGATE INTEREST                  ANNUAL RATE
   --------------------------------     -------------------------------------
 Minimum Fee...........................                $5,000
 First $2 million......................              0.85 of 1%
 Next $3 million.......................              0.60 of 1%
 Next $5 million.......................              0.40 of 1%
 Next $15 million......................              0.30 of 1%
 Next $75 million......................              0.25 of 1%
 Excess over $100 million..............              0.20 of 1%

   Asset management fees for the Growth Stock Account is an expense charge determined monthly with an effective annual rate of 0.08%.

   Asset management fees are paid to AXA Equitable. Clients can either pay the fee directly by remittance to the Separate Account or via liquidation of units held in the Separate Accounts.

   ADMINISTRATIVE FEES

   Certain client contracts provide for a fee for administrative services to be paid directly to AXA Equitable. This administrative fee is calculated according to the terms of the specific contract and is generally paid via a liquidation of units held in the funds in which the contract invests. The payment of the fee for administrative services has no effect on other Separate Account clients or the unit values of the separate accounts.

   OPERATING AND EXPENSE CHARGES

   In addition to the charges and fees mentioned above, the Separate Accounts No. 10, 4, and 3 are charged for certain costs and expenses directly related to their operations. These charges may include custody and audit fees, and result in reduction of Separate Account unit values.

   Administrative fees paid through a liquidation of units in Separate Account No. 66 are shown in the Statements of Changes in Net Assets as Contract maintenance charges. The aggregate of all other fees are included in Asset-based charges in the Statements of Operations. Asset-based charges including accounting and administration fees.

8. Changes in Units Outstanding

   Accumulation units issued and redeemed as of December 31, 2015 and December 31, 2014, were (in thousands):

   SEPARATE ACCOUNTS NO. 10, 4 AND 3:

                  ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                    BALANCED FUND           COMMON STOCK FUND        MID CAP GROWTH FUND
              ------------------------  ------------------------- ------------------------
              DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                  2015         2014         2015         2014         2015         2014
              ------------ ------------ ------------ ------------ ------------ ------------
RIA
Issued.......      --           --           --           --           --           --
Redeemed.....      (2)          (3)          --           --           --           (1)
                   --           --           --           --           --           --
Net Decrease.      (2)          (3)          --           --           --           (1)
                   ==           ==           ==           ==           ==           ==

                                    FSA-78

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Changes in Units Outstanding (Continued)


                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND          GROWTH EQUITY FUND        MID CAP GROWTH FUND
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2015         2014         2015         2014         2015         2014
               ------------ ------------ ------------ ------------ ------------ ------------
MRP
Issued........      23           30            4            8           12           16
Redeemed......     (70)         (63)         (12)         (12)         (36)         (41)
                   ---          ---          ---          ---          ---          ---
Net Decrease..     (47)         (33)          (8)          (4)         (24)         (25)
                   ===          ===          ===          ===          ===          ===

                   ALLIANCEBERNSTEIN         ALLIANCEBERNSTEIN
                     BALANCED FUND           COMMON STOCK FUND
               ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2015         2014         2015         2014
               ------------ ------------ ------------ ------------
EPP
Issued........      --           --           --           --
Redeemed......      --           --           --           --
                   ---          ---          ---          ---
Net Decrease..      --           --           --           --
                   ===          ===          ===          ===

                                                                     MID CAP GROWTH STOCK
                   BALANCED ACCOUNT        GROWTH STOCK ACCOUNT             ACCOUNT
               ------------------------  ------------------------  ------------------------
               DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31, DECEMBER 31,
                   2015         2014         2015         2014         2015         2014
               ------------ ------------ ------------ ------------ ------------ ------------
INSTITUTIONAL
Issued........      --           --           --           --           --           --
Redeemed......      --           --           --           --           --           --
                   ---          ---          ---          ---          ---          ---
Net Decrease..      --           --           --           --           --           --
                   ===          ===          ===          ===          ===          ===

   Accumulation units issued and redeemed as of December 31, were (in thousands):

   SEPARATE ACCOUNT NO. 66:

                                             AXA              AXA
                            AXA GLOBAL    INTERNATIONAL    INTERNATIONAL
                             EQUITY         CORE             VALUE       AXA LARGE CAP AXA LARGE CAP  AXA LARGE CAP
                             MANAGED       MANAGED          MANAGED      CORE MANAGED  GROWTH MANAGED VALUE MANAGED
                            VOLATILITY    VOLATILITY       VOLATILITY    VOLATILITY    VOLATILITY     VOLATILITY
                            ------------  ------------     ------------  ------------  -------------- ------------
                            2015   2014   2015      2014   2015   2014   2015   2014   2015    2014   2015   2014
                            ----   ----   ----      ----   ----   ----   ----   ----   ----    ----   ----   ----
RIA
Net Issued.................  --     --     --        --     --     --     --     --     --      --     --      1
Net Redeemed...............  --     --     --        (1)    --     (1)    (1)    --     --      --     --     (4)
                             --     --     --        --     --     --     --     --     --      --     --     --
Net Increase /(Decreased)..  --     --     --        (1)    --     (1)    (1)    --     --      --     --     (3)
                             ==     ==     ==        ==     ==     ==     ==     ==     ==      ==     ==     ==

                            AXA MID CAP                    CHARTER/SM    CHARTER/SM/   EQ/BLACKROCK   EQ/CALVERT
                            VALUE MANAGED AXA/AB SMALL CAP /MULTI-SECTOR SMALL CAP     BASIC VALUE    SOCIALLY
                            VOLATILITY     GROWTH            BOND          VALUE        EQUITY        RESPONSIBLE
                            ------------  ------------     ------------  ------------  -------------- ------------
                            2015   2014   2015      2014   2015   2014   2015   2014   2015    2014   2015   2014
                            ----   ----   ----      ----   ----   ----   ----   ----   ----    ----   ----   ----
RIA
Net Issued.................  --     --     --        --     --     --     --     --     --      --     --     --
Net Redeemed...............  --     (1)    --        --     --     --     --     (1)    --      --     --     --
                             --     --     --        --     --     --     --     --     --      --     --     --
Net Increase /(Decreased)..  --     (1)    --        --     --     --     --     (1)    --      --     --     --
                             ==     ==     ==        ==     ==     ==     ==     ==     ==      ==     ==     ==

                                    FSA-79

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Changes in Units Outstanding (Continued)

                            EQ/CAPITAL                      EQ/INTERMEDIATE                   EQ/JPMORGAN     EQ/LARGE CAP
                             GUARDIAN         EQ/EQUITY 500 GOVERNMENT       EQ/INTERNATIONAL   VALUE          GROWTH
                             RESEARCH            INDEX        BOND           EQUITY INDEX     OPPORTUNITIES     INDEX
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
RIA
Net Issued.................   --       --        1     --    --       --       --       --      1       --     --       --
Net Redeemed...............   --       --       --     --    --       --       (1)      (1)    --       --     --       --
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..   --       --        1     --    --       --       (1)      (1)     1       --     --       --
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                            EQ/MID CAP         EQ/MONEY     EQ/QUALITY       EQ/T. ROWE PRICE EQ/WELLS FARGO  MULTIMANAGER
                               INDEX            MARKET      BOND PLUS        GROWTH STOCK     OMEGA GROWTH    TECHNOLOGY
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
RIA
Net Issued.................   --       --        2     --    --       --       --       --     --       --     --       --
Net Redeemed...............   --       --       (2)    --    --       --       --       --     --       (1)    --       --
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..   --       --       --     --    --       --       --       --     --       (1)    --       --
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                                                            ALL ASSET                                            AXA
                             ALL ASSET         ALL ASSET    MODERATE         AXA AGGRESSIVE   AXA CONSERVATIVE CONSERVATIVE-
                            AGGRESSIVE-ALT 25 GROWTH-ALT 20 GROWTH-ALT 15    ALLOCATION       ALLOCATION      PLUS ALLOCATION
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................    4        1        2      8     1        2       29       34     19       26     20       30
Net Redeemed...............   --       --       (3)    --    --       (2)     (22)     (28)   (22)     (49)   (13)     (53)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..    4        1       (1)     8     1       --        7        6     (3)     (23)     7      (23)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===
                                                  AXA                        AXA LARGE CAP
                            AXA GLOBAL        INTERNATIONAL AXA LARGE CAP      GROWTH         AXA LARGE CAP   AXA MID CAP
                            EQUITY MANAGED    CORE MANAGED  CORE MANAGED       MANAGED        VALUE MANAGED   VALUE MANAGED
                            VOLATILITY        VOLATILITY    VOLATILITY       VOLATILITY       VOLATILITY      VOLATILITY
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................   10       24       12     20    --       --       32       59     23       48     16       27
Net Redeemed ..............  (24)     (38)     (47)   (48)   --       --     (100)    (122)   (74)     (86)   (64)     (50)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..  (14)     (14)     (35)   (28)   --       --      (68)     (63)   (51)     (38)   (48)     (23)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                                                  AXA                                         EQ/BOSTON       EQ/CALVERT
                            AXA MODERATE      MODERATE-PLUS AXA/AB SMALL CAP CHARTERSM MULTI- ADVISORS EQUITY SOCIALLY
                            ALLOCATION        ALLOCATION     GROWTH          SECTOR BOND       INCOME         RESPONSIBLE
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................  284      251       37     28    11       20       22       19     17       17     16       27
Net Redeemed .............. (233)    (205)     (11)   (13)  (10)      (6)     (10)     (23)   (13)     (15)   (52)     (65)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..   51       46       26     15     1       14       12       (4)     4        2    (36)     (38)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                            EQ/CAPITAL                      EQ/GAMCO                          EQ/INTERMEDIATE
                             GUARDIAN         EQ/EQUITY 500 MERGERS AND      EQ/GAMCO SMALL   GOVERNMENT      EQ/INTERNATIONA
                             RESEARCH            INDEX      ACQUISITIONS     COMPANY VALUE      BOND          EQUITY INDEX
                            ----------------  ------------  --------------   ---------------  ------------    ------------
                            2015     2014     2015   2014   2015     2014    2015     2014    2015     2014   2015     2014
                            ----     ----     ----   ----   ----     ----    ----     ----    ----     ----   ----     ----
MRP
Net Issued.................   16       19       94    204     1        8       15       26     77       63     39       40
Net Redeemed ..............  (35)     (39)    (260)  (268)   --      (14)     (19)     (50)   (81)     (60)   (69)     (88)
                             ----     ----    ----   ----   ---      ---      ----     ----   ---      ---    ---      ---
Net Increase /(Decreased)..  (19)     (20)    (166)   (64)    1       (6)      (4)     (24)    (4)       3    (30)     (48)
                             ====     ====    ====   ====   ===      ===      ====     ====   ===      ===    ===      ===

                                    FSA-80

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

8. Changes in Units Outstanding (Concluded)

                                            EQ/MFS                                      EQ/MORGAN
                           EQ/LARGE CAP   INTERNATIONAL EQ/MID CAP        EQ/MONEY       STANLEY
                           GROWTH INDEX     GROWTH        INDEX            MARKET       MID CAP GROWTH
                           -----------    ------------  ---------------  -------------  -------------
                           2015     2014  2015   2014   2015     2014    2015    2014   2015    2014
                           ----     ----  ----   ----   ----     ----    ----    ----   ----    ----
MRP
Net Issued................  33       26    10      11    14       28      813     730     5       9
Net Redeemed.............. (18)     (16)  (16)     (3)   (5)     (11)    (825)   (751)   (6)     --
                           ---      ---   ---    ----   ---      ---      ----   ----   ---     ---
Net Increase /(Decreased).  15       10    (6)      8     9       17      (12)    (21)   (1)      9
                           ===      ===   ===    ====   ===      ===      ====   ====   ===     ===

                           EQ/PIMCO ULTRA  EQ/SMALL     EQ/T. ROWE PRICE EQ/WELLS FARGO MULTIMANAGER   MULTIMANAGER
                           SHORT BOND     COMPANY INDEX GROWTH STOCK     OMEGA GROWTH   CORE BOND      TECHNOLOGY
                           -----------    ------------  ---------------  -------------  -------------  -----------
                           2015     2014  2015   2014   2015     2014    2015    2014   2015    2014   2015   2014
                           ----     ----  ----   ----   ----     ----    ----    ----   ----    ----   ----   ----
MRP
Net Issued................  27       64    15      25    17       22        7      18    97      49     15     55
Net Redeemed.............. (59)     (88)  (43)    (59)  (19)      (6)      (8)    (21)  (41)    (25)   (31)   (42)
                           ---      ---   ---    ----   ---      ---      ----   ----   ---     ---    ---    ---
Net Increase /(Decreased). (32)     (24)  (28)    (34)   (2)      16       (1)     (3)   56      24    (16)    13
                           ===      ===   ===    ====   ===      ===      ====   ====   ===     ===    ===    ===

                           TARGET 2015    TARGET 2025   TARGET 2035      TARGET 2045    TARGET 2055
                           ALLOCATION     ALLOCATION    ALLOCATION       ALLOCATION     ALLOCATION
                           -----------    ------------  ---------------  -------------  -------------
                           2015     2014  2015   2014   2015     2014    2015    2014   2015    2014
                           ----     ----  ----   ----   ----     ----    ----    ----   ----    ----
MRP
Net Issued................  38       63    39     104    36       42       29      26     4      --
Net Redeemed.............. (74)     (52)  (38)   (100)  (34)     (22)     (19)    (16)   --      --
                           ---      ---   ---    ----   ---      ---      ----   ----   ---     ---
Net Increase /(Decreased). (36)      11     1       4     2       20       10      10     4      --
                           ===      ===   ===    ====   ===      ===      ====   ====   ===     ===

   The -- on the Changes in Units section may represent no units issued and units redeemed or units issued and units redeemed of less than 500.

9. Financial Highlights

   AXA Equitable issues a number of registered group annuity contracts that allow employer plan assets to accumulate on a tax-deferred basis. The contracts are typically designed for employers wishing to fund defined benefit, defined contribution and/or 401(k) plans. Annuity contracts available through AXA Equitable are the Retirement Investment Account ("RIA"), Members Retirement Program ("MRP"), and Equi-Pen-Plus ("EPP") (collectively, the Plans). Assets of the Plans are invested in a number of investment Funds (available Funds vary by Plan).

   Institutional units presented on the Statement of Assets and Liabilities reflect investments in the Funds by clients other than contractowners of group annuity contracts issued by AXA Equitable. Institutional unit values are determined at the end of each business day. Institutional unit values reflect the investment performance of the Funds for the day and charges and expenses deducted by the Funds. Contract unit values (RIA, MRP, and EPP) reflect the same investment results, prior to deduction for contract specific charges, earned by the Institutional units. Contract unit values reflect certain investment management and accounting fees, which vary by contract. These fees are charged as a percentage of net assets and are disclosed below for the Plans contracts as percentage of net assets attributable of such units.

   Shown below is accumulation unit value information for units outstanding of Separate Accounts No. 10, 4, 3 and 66 for the periods indicated.

                                                                 YEARS ENDED DECEMBER 31,
                                                    -------------------------------------------------
                                                               UNITS    ACCUMULATION
                                                     UNIT   OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                     VALUE    (000'S)     (000'S)    RETURN** RATIO***
                                                    ------- ----------- ------------ -------- --------
SEPARATE ACCOUNT NO. 10
ALLIANCEBERNSTEIN BALANCED FUND
December 31, 2015  RIA*- contract charge 0.50% (a)  $293.64      7         $2,013      0.06%    0.63%
December 31, 2014  RIA*- contract charge 0.50% (a)  $293.46      9         $2,606      4.40%    0.61%
December 31, 2013  RIA*- contract charge 0.50% (a)  $281.10     12         $3,355     15.97%    0.71%
December 31, 2012  RIA*- contract charge 0.50% (a)  $242.40     13         $3,210     13.06%    0.71%
December 31, 2011  RIA*- contract charge 0.50% (a)  $214.40     15         $3,310     (0.49)%   0.63%

                                    FSA-81

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                                  YEARS ENDED DECEMBER 31,
                                                    ----------------------------------------------------
                                                                  UNITS    ACCUMULATION
                                                      UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                                      VALUE      (000'S)     (000'S)    RETURN** RATIO***
                                                    ---------- ----------- ------------ -------- --------
December 31, 2015  MRP*- contract charge 0.50% (a)  $    70.27     351       $24,698      0.06%    0.64%
December 31, 2014  MRP*- contract charge 0.50% (a)  $    70.23     398       $27,987      4.38%    0.61%
December 31, 2013  MRP*- contract charge 0.50% (a)  $    67.28     431       $28,986     15.96%    0.71%
December 31, 2012  MRP*- contract charge 0.50% (a)  $    58.02     481       $27,916     13.06%    0.71%
December 31, 2011  MRP*- contract charge 0.50% (a)  $    51.32     479       $24,589     (0.50)%   0.63%

December 31, 2015  EPP*- contract charge 0.25% (a)  $   309.98       1       $   190      0.31%    0.39%
December 31, 2014  EPP*- contract charge 0.25% (a)  $   309.01       1       $   197      4.66%    0.36%
December 31, 2013  EPP*- contract charge 0.25% (a)  $   295.26       1       $   233     16.25%    0.46%
December 31, 2012  EPP*- contract charge 0.25% (a)  $   253.98       1       $   185     13.35%    0.46%
December 31, 2011  EPP*- contract charge 0.25% (a)  $   224.07       2       $   408     (0.24)%   0.38%
BALANCED ACCOUNT
December 31, 2015  Institutional                    $32,725.90      --(c)    $    24      0.57%    0.14%
December 31, 2014  Institutional                    $32,541.85      --(c)    $    24      4.92%    0.21%
December 31, 2013  Institutional                    $31,015.57      --(c)    $    24     16.55%    0.21%
December 31, 2012  Institutional                    $26,612.24      --(c)    $ 2,800     13.66%    0.21%
December 31, 2011  Institutional                    $23,414.58      --(c)    $ 2,524     (0.02)%   0.13%

SEPARATE ACCOUNT NO. 4
ALLIANCEBERNSTEIN COMMON STOCK FUND
December 31, 2015  RIA*- contract charge 0.08% (a)  $ 1,586.06       2       $ 2,999      5.65%    0.16%
December 31, 2014  RIA*- contract charge 0.08% (a)  $ 1,501.17       2       $ 3,544     12.86%    0.14%
December 31, 2013  RIA*- contract charge 0.08% (a)  $ 1,330.14       2       $ 3,290     33.23%    0.20%
December 31, 2012  RIA*- contract charge 0.08% (a)  $   998.36       3       $ 3,083     15.86%    0.11%
December 31, 2011  RIA*- contract charge 0.08% (a)  $   861.69       4       $ 3,275      3.57%    0.16%

December 31, 2015  EPP*- contract charge 0.08% (a)  $ 1,645.69       1       $ 1,391      5.65%    0.16%
December 31, 2014  EPP*- contract charge 0.08% (a)  $ 1,557.61       1       $ 1,570     12.86%    0.14%
December 31, 2013  EPP*- contract charge 0.08% (a)  $ 1,380.15       1       $ 1,468     33.23%    0.20%
December 31, 2012  EPP*- contract charge 0.08% (a)  $ 1,035.90       1       $ 1,102     15.86%    0.11%
December 31, 2011  EPP*- contract charge 0.08% (a)  $   894.10       3       $ 2,616      3.57%    0.16%
ALLIANCEBERNSTEIN GROWTH EQUITY FUND
December 31, 2015  MRP*- contract charge 0.30% (a)  $   615.04      57       $34,827      5.16%    0.39%
December 31, 2014  MRP*- contract charge 0.30% (a)  $   584.84      65       $37,929     12.60%    0.36%
December 31, 2013  MRP*- contract charge 0.30% (a)  $   519.39      69       $35,727     32.93%    0.42%
December 31, 2012  MRP*- contract charge 0.30% (a)  $   390.71      77       $30,232     15.60%    0.33%
December 31, 2011  MRP*- contract charge 0.30% (a)  $   337.99      80       $27,159      3.34%    0.38%
GROWTH STOCK ACCOUNT
December 31, 2015  Institutional                    $17,164.79       3       $43,187      5.74%    0.08%
December 31, 2014  Institutional                    $16,233.13       3       $48,535     12.95%    0.12%
December 31, 2013  Institutional                    $14,372.16       3       $46,675     33.34%    0.12%
December 31, 2012  Institutional                    $10,778.36       4       $40,660     15.95%    0.03%
December 31, 2011  Institutional                    $ 9,295.69       4       $36,625      3.65%    0.08%

SEPARATE ACCOUNT NO. 3
ALLIANCEBERNSTEIN MID CAP GROWTH FUND
December 31, 2015  RIA*- contract charge 0.50% (a)  $   524.03       3       $ 1,324      1.14%    0.53%
December 31, 2014  RIA*- contract charge 0.50% (a)  $   518.14       3       $ 1,771      2.12%    0.53%
December 31, 2013  RIA*- contract charge 0.50% (a)  $   507.36       4       $ 1,901     33.41%    0.55%
December 31, 2012  RIA*- contract charge 0.50% (a)  $   380.29       4       $ 1,662     13.33%    0.54%
December 31, 2011  RIA*- contract charge 0.50% (a)  $   335.56       7       $ 2,278      2.63%    0.58%

December 31, 2015  MRP*- contract charge 0.65% (a)  $   106.93     197       $21,078      0.97%    0.69%
December 31, 2014  MRP*- contract charge 0.65% (a)  $   105.90     221       $23,410      1.96%    0.68%
December 31, 2013  MRP*- contract charge 0.65% (a)  $   103.86     246       $25,600     33.22%    0.70%
December 31, 2012  MRP*- contract charge 0.65% (a)  $    77.96     274       $21,387     13.17%    0.69%
December 31, 2011  MRP*- contract charge 0.65% (a)  $    68.89     288       $19,852      2.48%    0.73%

                                    FSA-82

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                YEARS ENDED DECEMBER 31,
                                  ----------------------------------------------------
                                                UNITS    ACCUMULATION
                                    UNIT     OUTSTANDING  UNIT VALUE   TOTAL   EXPENSE
                                    VALUE      (000'S)     (000'S)    RETURN** RATIO***
                                  ---------- ----------- ------------ -------- --------
MID CAP GROWTH STOCK ACCOUNT
December 31, 2015  Institutional  $58,395.05     --(c)       $806       1.65%    0.04%
December 31, 2014  Institutional  $57,449.35     --(c)       $827       2.64%    0.05%
December 31, 2013  Institutional  $55,973.12     --(c)       $778      34.08%    0.05%
December 31, 2012  Institutional  $41,745.15     --(c)       $634      13.90%    0.04%
December 31, 2011  Institutional  $36,649.94     --(c)       $550       3.14%    0.08%

                                                        YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------
                                                UNITS    ACCUMULATION INVESTMENT
                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                     ------- ----------- ------------ ---------- --------  --------

SEPARATE ACCOUNT NO. 66+
ALL ASSET AGGRESSIVE-ALT 25
2015........ MRP*, 0.02% (a)         $ 11.58       6        $   75       1.64%     (4.38)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.11       2        $   22       1.99%      2.28%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84       1        $    9       2.89%     18.05%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.03      --(c)     $    2         --       6.03%    0.01%

ALL ASSET GROWTH-ALT 20
2015........ MRP*, 0.02% (a)         $ 11.27       7        $   75       0.62%     (3.92)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.73       8        $   94       4.25%      2.36%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.46      --(c)     $    1       0.02%     14.03%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.05       6        $   63       4.76%      5.13%    0.01%

ALL ASSET MODERATE GROWTH-ALT 15 (B)
2015........ MRP*, 0.02% (a)         $ 10.97       1        $    7       1.06%     (3.77)%   0.02%
2014........ MRP*, 0.02% (a)         $ 11.40      --(c)     $    4       0.62%      2.43%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.13      --(c)     $    2       5.56%     11.08%    0.03%
AXA AGGRESSIVE ALLOCATION
2015........ MRP*, 0.02% (a)         $ 11.91     216        $2,569       0.98%     (1.81)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.13     209        $2,535       1.61%      4.75%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.58     203        $2,355       2.62%     26.42%    0.03%
2012........ MRP*, 0.01% (a)         $  9.16     192        $1,757       0.80%     14.07%    0.01%
2011........ MRP*, 0.01% (a)         $  8.03     243        $1,947       1.37%     (7.49)%   0.01%

AXA CONSERVATIVE ALLOCATION
2015........ MRP*, 0.02% (a)         $ 12.12     105        $1,273       0.77%     (0.25)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.15     108        $1,307       0.77%      2.62%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.84     131        $1,546       0.91%      4.32%    0.03%
2012........ MRP*, 0.01% (a)         $ 11.35     157        $1,778       0.77%      4.51%    0.01%
2011........ MRP*, 0.01% (a)         $ 10.86     147        $1,595       2.19%      1.88%    0.01%

AXA CONSERVATIVE-PLUS ALLOCATION
2015........ MRP*, 0.02% (a)         $ 12.22      88        $1,077       0.88%     (0.73)%   0.02%
2014........ MRP*, 0.02% (a)         $ 12.31      81        $  998       0.94%      3.19%    0.02%
2013........ MRP*, 0.03% (a)         $ 11.93     104        $1,238       1.32%     10.16%    0.03%
2012........ MRP*, 0.01% (a)         $ 10.83      81        $  876       0.95%      7.44%    0.01%
2011........ MRP*, 0.01% (a)         $ 10.08      66        $  665       1.44%     (0.79)%   0.01%

AXA GLOBAL EQUITY MANAGED VOLATILITY
2015........ RIA*, 0.00% (a)         $510.99      --(c)     $  100       0.85%     (1.73)%   0.00%
             MRP*, 0.02% (a)         $ 14.36     105        $1,506       0.85%     (1.71)%   0.02%
2014........ RIA*, 0.00% (a)         $519.96      --(c)     $  112       0.94%      1.69%    0.00%
             MRP*, 0.02% (a)         $ 14.61     119        $1,732       0.94%      1.67%    0.02%
2013........ RIA*, 0.00% (a)         $511.33      --(c)     $  213       0.75%     20.36%    0.00%
             MRP*, 0.03% (a)         $ 14.37     133        $1,913       0.75%     20.25%    0.03%
2012........ RIA*, 0.00% (a)         $424.84      --(c)     $  210       1.45%     16.98%    0.00%
             MRP*, 0.01% (a)         $ 11.95     161        $1,923       1.45%     17.04%    0.01%
2011........ RIA*, 0.00% (a)         $363.17       1        $  241       1.71%    (12.31)%   0.00%
             MRP*, 0.01% (a)         $ 10.21     158        $1,612       1.71%    (12.36)%   0.01%

                                    FSA-83

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                               YEARS ENDED DECEMBER 31,
                                            -------------------------------------------------------------
                                                       UNITS    ACCUMULATION INVESTMENT
                                             UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                             VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                            ------- ----------- ------------ ---------- --------  --------
AXA INTERNATIONAL CORE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $140.77      --(c)     $    8       0.06%     (4.34)%   0.00%
                 MRP*, 0.02% (a)            $ 12.65     146        $1,847       0.06%     (4.31)%   0.02%
2014............ RIA*, 0.00% (a)            $147.16      --(c)     $    8       1.23%     (6.24)%   0.00%
                 MRP*, 0.02% (a)            $ 13.22     181        $2,390       1.23%     (6.24)%   0.02%
2013............ RIA*, 0.00% (a)            $156.95       1        $   90       0.83%     17.52%    0.00%
                 MRP*, 0.03% (a)            $ 14.10     209        $2,949       0.83%     17.40%    0.03%
2012............ RIA*, 0.00% (a)            $133.55       1        $   93       1.47%     16.31%    0.00%
                 MRP*, 0.01% (a)            $ 12.01     230        $2,763       1.47%     16.38%    0.01%
2011............ RIA*, 0.00% (a)            $114.82       1        $  100       2.64%    (16.93)%   0.00%
                 MRP*, 0.01% (a)            $ 10.32     239        $2,469       2.64%    (16.98)%   0.01%

AXA INTERNATIONAL VALUE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $155.32      --(c)     $   51       0.10%     (3.16)%   0.00%
2014............ RIA*, 0.00% (a)            $160.39      --(c)     $   52       1.11%     (7.18)%   0.00%
2013............ RIA*, 0.00% (a)            $172.79       1        $  140       1.44%     19.33%    0.00%
2012............ RIA*, 0.00% (a)            $144.80       1        $   80       1.83%     17.47%    0.00%
2011............ RIA*, 0.00% (a)            $123.27       1        $   76       2.18%    (16.17)%   0.00%

AXA LARGE CAP CORE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $172.57      --(c)     $   --       0.00%      0.37%    0.00%
2014............ RIA*, 0.00% (a)            $171.93       1        $   89       0.96%     11.62%    0.00%
2013............ RIA*, 0.00% (a)            $154.03       1        $   81       0.52%     31.56%    0.00%
2012............ RIA*, 0.00% (a)            $117.08       1        $   61       1.19%     14.99%    0.00%
2011............ RIA*, 0.00% (a)            $101.82      --(c)     $   50       0.59%     (4.24)%   0.00%
AXA LARGE CAP GROWTH MANAGED VOLATILITY (D)
2015............ RIA*, 0.00% (a)            $243.24      --(c)     $   30       0.27%      4.04%    0.00%
                 MRP*, 0.02% (a)            $ 10.14     325        $3,295       0.27%      4.00%    0.02%
2014............ RIA*, 0.00% (a)            $233.80      --(c)     $   31       0.19%     11.08%    0.00%
                 MRP*, 0.02% (a)            $  9.75     393        $3,829       0.19%     11.05%    0.02%
2013............ RIA*, 0.00% (a)            $210.47      --(c)     $   31       0.16%     35.39%    0.00%
                 MRP*, 0.03% (a)            $  8.78     456        $4,002       0.16%     35.29%    0.03%
2012............ RIA*, 0.00% (a)            $155.46      --(c)     $   24       0.56%     13.74%    0.00%
                 MRP*, 0.01% (a)            $  6.49     593        $3,845       0.56%     13.86%    0.01%
2011............ RIA*, 0.00% (a)            $136.68      --(c)     $   28       0.40%     (3.66)%   0.00%
                 MRP*, 0.01% (a)            $  5.70     639        $3,642       0.40%     (3.72)%   0.01%

AXA LARGE CAP VALUE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $185.40       4        $  715       1.57%     (4.01)%   0.00%
                 MRP*, 0.02% (a)            $ 17.21     472        $8,120       1.57%     (4.07)%   0.02%
2014............ RIA*, 0.00% (a)            $193.15       4        $  836       1.33%     12.23%    0.00%
                 MRP*, 0.02% (a)            $ 17.94     523        $9,377       1.33%     12.20%    0.02%
2013............ RIA*, 0.00% (a)            $172.10       7        $1,272       1.04%     32.47%    0.00%
                 MRP*, 0.03% (a)            $ 15.99     561        $8,974       1.04%     32.48%    0.03%
2012............ RIA*, 0.00% (a)            $129.92       8        $1,047       1.64%     15.87%    0.00%
                 MRP*, 0.01% (a)            $ 12.07     615        $7,423       1.64%     15.83%    0.01%
2011............ RIA*, 0.00% (a)            $112.13       8        $  881       1.17%     (4.81)%   0.00%
                 MRP*, 0.01% (a)            $ 10.42     605        $6,304       1.17%     (5.10)%   0.01%

AXA MID CAP VALUE MANAGED VOLATILITY
2015............ RIA*, 0.00% (a)            $296.77      --(c)     $  133       0.73%     (3.54)%   0.00%
                 MRP*, 0.02% (a)            $ 23.39     324        $7,567       0.73%     (3.55)%   0.02%
2014............ RIA*, 0.00% (a)            $307.66      --(c)     $  140       0.58%     10.87%    0.00%
                 MRP*, 0.02% (a)            $ 24.25     372        $9,018       0.58%     10.83%    0.02%
2013............ RIA*, 0.00% (a)            $277.49       1        $  224       0.51%     33.08%    0.00%
                 MRP*, 0.03% (a)            $ 21.88     395        $8,647       0.51%     33.09%    0.03%
2012............ RIA*, 0.00% (a)            $208.52       1        $  167       1.25%     18.63%    0.00%
                 MRP*, 0.01% (a)            $ 16.44     439        $7,214       1.25%     18.61%    0.01%
2011............ RIA*, 0.00% (a)            $175.78       1        $  182       0.85%     (9.43)%   0.00%
                 MRP*, 0.01% (a)            $ 13.86     454        $6,286       0.85%     (9.47)%   0.01%

                                    FSA-84

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                   YEARS ENDED DECEMBER 31,
                                -------------------------------------------------------------
                                           UNITS    ACCUMULATION INVESTMENT
                                 UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                 VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                ------- ----------- ------------ ---------- --------  --------
AXA MODERATE ALLOCATION
2015..... MRP*, 0.02% (a)       $ 11.98    1,583      $18,961       0.84%     (0.91)%   0.02%
2014..... MRP*, 0.02% (a)       $ 12.09    1,532      $18,515       1.12%      3.07%    0.02%
2013..... MRP*, 0.03% (a)       $ 11.73    1,486      $17,439       1.69%     13.01%    0.03%
2012..... MRP*, 0.01% (a)       $ 10.38    1,377      $14,285       0.85%      8.81%    0.01%
2011..... MRP*, 0.01% (a)       $  9.54    1,229      $11,720       1.62%     (2.35)%   0.01%

AXA MODERATE-PLUS ALLOCATION
2015..... MRP*, 0.02% (a)       $ 12.04      129      $ 1,553       1.02%     (1.31)%   0.02%
2014..... MRP*, 0.02% (a)       $ 12.20      103      $ 1,255       1.45%      3.74%    0.02%
2013..... MRP*, 0.03% (a)       $ 11.76       88      $ 1,030       2.15%     19.76%    0.03%
2012..... MRP*, 0.01% (a)       $  9.82       78      $   765       0.86%     11.59%    0.01%
2011..... MRP*, 0.01% (a)       $  8.80      160      $ 1,405       1.38%     (4.97)%   0.01%

AXA/AB SMALL CAP GROWTH
2015..... RIA*, 0.05% (a)       $357.31        1      $   184       0.04%     (2.96)%   0.05%
          MRP*, 0.02% (a)       $ 13.94       27      $   373       0.04%     (2.92)%   0.02%
2014..... RIA*, 0.05% (a)       $368.20        1      $   274       0.06%      3.52%    0.05%
          MRP*, 0.02% (a)       $ 14.36       26      $   381       0.06%      3.53%    0.02%
2013..... RIA*, 0.05% (a)       $355.67        1      $   415       0.06%     38.10%    0.05%
          MRP*, 0.03% (a)       $ 13.87       12      $   170       0.06%     38.15%    0.03%
2012..... RIA*, 0.05% (a)       $257.54        1      $   316       0.20%     15.53%    0.05%
          MRP*, 0.01% (a)(b)    $ 10.04       --(c)   $    --       0.20%      8.89%    0.01%
2011..... RIA*, 0.05% (a)       $222.92        1      $   311         --      (0.45)%   0.05%

CHARTER/SM/ MULTI-SECTOR BOND
2015..... RIA*, 0.05% (a)       $223.13       --(c)   $    --       1.74%     (0.69)%   0.05%
          MRP*, 0.02% (a)       $ 10.07       92      $   929       1.74%     (0.59)%   0.02%
2014..... RIA*, 0.05% (a)       $224.68       --(c)   $     1       2.53%      2.34%    0.05%
          MRP*, 0.02% (a)       $ 10.13       80      $   815       2.53%      2.32%    0.02%
2013..... RIA*, 0.05% (a)       $219.55       --(c)   $     2       2.90%     (1.06)%   0.05%
          MRP*, 0.03% (a)       $  9.90       84      $   829       2.90%     (0.90)%   0.03%
2012..... RIA*, 0.05% (a)       $221.90       --(c)   $     2       2.15%      5.28%    0.05%
          MRP*, 0.01% (a)       $  9.99      127      $ 1,265       2.15%      5.27%    0.01%
2011..... RIA*, 0.05% (a)       $210.78       --(c)   $     4       4.59%      5.28%    0.05%
          MRP*, 0.01% (a)       $  9.49      115      $ 1,090       4.59%      5.09%    0.01%

CHARTER/SM/ SMALL CAP VALUE
2015..... RIA*, 0.00% (a)       $252.31       --(c)   $    59       0.40%    (13.13)%   0.00%
2014..... RIA*, 0.00% (a)       $290.46       --(c)   $   116       0.12%     (5.11)%   0.00%
2013..... RIA*, 0.00% (a)       $306.09        1      $   209       0.56%     42.72%    0.00%
2012..... RIA*, 0.00% (a)       $214.47        1      $   147       0.56%     16.77%    0.00%
2011..... RIA*, 0.00% (a)       $183.67        1      $   138       0.10%     (9.02)%   0.00%

EQ/BLACKROCK BASIC VALUE EQUITY
2015..... RIA*, 0.00% (a)       $332.63       --(c)   $    78       1.26%     (6.15)%   0.00%
2014..... RIA*, 0.00% (a)       $354.42       --(c)   $    91       1.08%      9.70%    0.00%
2013..... RIA*, 0.00% (a)       $323.07       --(c)   $    87       2.43%     33.73%    0.00%
2012..... RIA*, 0.00% (a)       $234.57       --(c)   $    27       0.89%     13.64%    0.00%
2011..... RIA*, 0.00% (a)       $206.42        1      $   112       1.42%     (3.11)%   0.00%

EQ/BOSTON ADVISORS EQUITY INCOME
2015..... MRP*, 0.02% (a)       $ 14.04       24      $   333       1.74%     (1.75)%   0.02%
2014..... MRP*, 0.02% (a)       $ 14.29       20      $   292       1.78%      8.67%    0.02%
2013..... MRP*, 0.03% (a)       $ 13.15       18      $   237       1.90%     31.76%    0.03%
2012..... MRP*, 0.01% (a)(b)    $  9.98        8      $    84       4.90%      6.74%    0.01%

                                    FSA-85

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                    YEARS ENDED DECEMBER 31,
                                  ------------------------------------------------------------
                                             UNITS    ACCUMULATION INVESTMENT
                                   UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                   VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                                  ------- ----------- ------------ ---------- -------- --------
EQ/CALVERT SOCIALLY RESPONSIBLE
2015...... RIA*, 0.00% (a)        $159.88       --(c)   $    --       0.98%     0.48%    0.00%
           MRP*, 0.02% (a)        $ 13.46      168      $ 2,257       0.98%     0.45%    0.02%
2014...... RIA*, 0.00% (a)        $159.12       --(c)   $    --       0.77%    13.61%    0.00%
           MRP*, 0.02% (a)        $ 13.40      204      $ 2,734       0.77%    13.56%    0.02%
2013...... RIA*, 0.00% (a)        $140.06       --(c)        --       0.73%    34.34%    0.00%
           MRP*, 0.03% (a)        $ 11.80      242      $ 2,859       0.73%    34.24%    0.03%
2012...... RIA*, 0.00% (a)        $104.26       --(c)        --       1.03%    16.74%    0.00%
           MRP*, 0.01% (a)        $  8.79      275      $ 2,417       1.03%    16.73%    0.01%
2011...... RIA*, 0.00% (a)        $ 89.31       --(c)        --       0.38%     0.27%    0.00%
           MRP*, 0.01% (a)        $  7.53      251      $ 1,889       0.38%     0.27%    0.01%

EQ/CAPITAL GUARDIAN RESEARCH
2015...... RIA*, 0.00% (a)        $241.50       --(c)   $    61       0.56%     1.91%    0.00%
           MRP*, 0.02% (a)        $ 29.72      240      $ 7,120       0.56%     1.89%    0.02%
2014...... RIA*, 0.00% (a)        $236.97       --(c)   $    63       0.71%    10.51%    0.00%
           MRP*, 0.02% (a)        $ 29.17      259      $ 7,569       0.71%    10.49%    0.02%
2013...... RIA*, 0.00% (a)        $214.43       --(c)   $    55       1.33%    31.77%    0.00%
           MRP*, 0.03% (a)        $ 26.40      279      $ 7,370       1.33%    31.74%    0.03%
2012...... RIA*, 0.00% (a)        $162.73       --(c)   $    39       0.92%    17.40%    0.00%
           MRP*, 0.01% (a)        $ 20.04      329      $ 6,600       0.92%    17.40%    0.01%
2011...... RIA*, 0.00% (a)        $138.61       --(c)   $    44       0.73%     4.01%    0.00%
           MRP*, 0.01% (a)        $ 17.07      341      $ 5,826       0.73%     3.96%    0.01%

EQ/EQUITY 500 INDEX
2015...... RIA*, 0.05% (a)        $611.49        2      $   933       1.53%     0.75%    0.05%
           MRP*, 0.02% (a)        $ 15.21    1,470      $22,355       1.53%     0.80%    0.02%
2014...... RIA*, 0.05% (a)        $606.95        1      $   892       1.38%    12.92%    0.05%
           MRP*, 0.02% (a)        $ 15.09    1,636      $24,692       1.38%    12.95%    0.02%
2013...... RIA*, 0.05% (a)        $537.51        1      $   756       1.47%    31.45%    0.05%
           MRP*, 0.03% (a)        $ 13.36    1,700      $22,716       1.47%    31.50%    0.03%
2012...... RIA*, 0.05% (a)        $408.92        2      $   679       1.69%    15.18%    0.05%
           MRP*, 0.01% (a)        $ 10.16    1,759      $17,876       1.69%    15.19%    0.01%
2011...... RIA*, 0.05% (a)        $355.04        2      $   881       1.47%     1.71%    0.05%
           MRP*, 0.01% (a)        $  8.82    1,828      $16,126       1.47%     1.50%    0.01%

EQ/GAMCO MERGERS AND ACQUISITIONS
2015...... MRP*, 0.02% (a)        $ 11.73       11      $   129         --      2.62%    0.02%
2014...... MRP*, 0.02% (a)        $ 11.43       10      $   115         --      1.60%    0.02%
2013...... MRP*, 0.03% (a)        $ 11.25       16      $   179       0.95%    10.95%    0.03%
2012...... MRP*, 0.01% (a)(b)     $ 10.14       --(c)   $    --         --      3.26%    0.01%

EQ/GAMCO SMALL COMPANY VALUE
2015...... MRP*, 0.02% (a)        $ 23.29      120      $ 2,785       0.53%    (5.71)%   0.02%
2014...... MRP*, 0.02% (a)        $ 24.70      124      $ 3,062       0.25%     3.05%    0.02%
2013...... MRP*, 0.03% (a)        $ 23.97      148      $ 3,544       0.27%    39.04%    0.03%
2012...... MRP*, 0.01% (a)        $ 17.24      182      $ 3,145       1.29%    17.84%    0.01%
2011...... MRP*, 0.01% (a)        $ 14.63      181      $ 2,646       0.07%    (3.50)%   0.01%

EQ/INTERMEDIATE GOVERNMENT BOND
2015...... RIA*, 0.05% (a)        $229.02       --(c)   $    --       0.62%     0.38%    0.05%
           MRP*, 0.02% (a)        $ 12.28      320      $ 3,935       0.62%     0.41%    0.02%
2014...... RIA*, 0.05% (a)        $228.15       --(c)   $    --       0.41%     1.48%    0.05%
           MRP*, 0.02% (a)        $ 12.23      324      $ 3,958       0.41%     1.49%    0.02%
2013...... RIA*, 0.05% (a)        $224.82       --(c)   $     5       0.20%    (1.69)%   0.05%
           MRP*, 0.03% (a)        $ 12.05      321      $ 3,867       0.20%    (1.71)%   0.03%
2012...... RIA*, 0.05% (a)        $228.69       --(c)   $     5       0.26%     0.93%    0.05%
           MRP*, 0.01% (a)        $ 12.26      396      $ 4,856       0.26%     0.99%    0.01%
2011...... RIA*, 0.05% (a)        $226.59       --(c)   $    18       0.48%     5.50%    0.05%
           MRP*, 0.01% (a)        $ 12.14      349      $ 4,236       0.48%     5.29%    0.01%

                                    FSA-86

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                        YEARS ENDED DECEMBER 31,
                                     -------------------------------------------------------------
                                                UNITS    ACCUMULATION INVESTMENT
                                      UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL    EXPENSE
                                      VALUE    (000'S)     (000'S)      RATIO#   RETURN**  RATIO***
                                     ------- ----------- ------------ ---------- --------  --------
EQ/INTERNATIONAL EQUITY INDEX
2015........ RIA*, 0.05% (a)         $173.74        2      $   427       2.30%     (2.18)%   0.05%
             MRP*, 0.02% (a)         $ 19.55      485      $ 9,472       2.30%     (2.15)%   0.02%
2014........ RIA*, 0.05% (a)         $177.62        3      $   468       2.95%     (6.95)%   0.05%
             MRP*, 0.02% (a)         $ 19.98      515      $10,286       2.95%     (6.90)%   0.02%
2013........ RIA*, 0.05% (a)         $190.88        4      $   698       2.22%     21.41%    0.05%
             MRP*, 0.03% (a)         $ 21.46      563      $12,089       2.22%     21.45%    0.03%
2012........ RIA*, 0.05% (a)         $157.22        4      $   612       3.05%     16.21%    0.05%
             MRP*, 0.01% (a)         $ 17.67      613      $10,826       3.05%     16.25%    0.01%
2011........ RIA*, 0.05% (a)         $135.29        4      $   541       2.99%    (12.02)%   0.05%
             MRP*, 0.01% (a)         $ 15.20      656      $ 9,977       2.99%    (11.99)%   0.01%

EQ/JPMORGAN VALUE OPPORTUNITIES
2015........ RIA*, 0.00% (a)         $234.67        1      $   153       0.86%     (2.28)%   0.00%
2014........ RIA*, 0.00% (a)         $240.15       --(c)   $   110       1.07%     14.37%    0.00%
2013........ RIA*, 0.00% (a)         $209.97       --(c)   $    98       2.04%     35.79%    0.00%
2012........ RIA*, 0.00% (a)         $154.63       --(c)   $    73       0.92%     16.05%    0.00%
2011........ RIA*, 0.00% (a)         $133.25        1      $    69       1.45%     (5.23)%   0.00%

EQ/LARGE CAP GROWTH INDEX
2015........ RIA*, 0.00% (a)         $155.74       --(c)   $    --       1.17%      4.86%    0.00%
             MRP*, 0.02% (a)         $ 15.15       34      $   523       1.17%      4.84%    0.02%
2014........ RIA*, 0.00% (a)         $148.52       --(c)   $    --       1.23%     12.24%    0.00%
             MRP*, 0.02% (a)         $ 14.45       19      $   282       1.23%     12.19%    0.02%
2013........ RIA*, 0.00% (a)         $132.32       --(c)   $    --       4.42%     32.48%    0.00%
             MRP*, 0.03% (a)         $ 12.88        9      $   122       4.42%     32.51%    0.03%
2012........ RIA*, 0.00% (a)         $ 99.88       --(c)   $    --       0.51%     14.73%    0.00%
             MRP*, 0.01% (a)(b)      $  9.72       --(c)   $    --       0.51%      5.19%    0.01%
2011........ RIA*, 0.00% (a)         $ 87.06       --(c)   $     3       0.88%      2.36%    0.00%

EQ/MFS INTERNATIONAL GROWTH
2015........ MRP*, 0.02% (a)         $ 11.25       34      $   378       0.55%      0.18%    0.02%
2014........ MRP*, 0.02% (a)         $ 11.23       40      $   450       1.01%     (5.07)%   0.02%
2013........ MRP*, 0.03% (a)         $ 11.83       32      $   375       1.87%     13.64%    0.03%
2012........ MRP*, 0.01% (a)(b)      $ 10.41        3      $    29       1.75%      7.99%    0.01%

EQ/MID CAP INDEX
2015........ RIA*, 0.00% (a)         $211.01       --(c)   $    90       1.04%     (2.86)%   0.00%
             MRP*, 0.02% (a)         $ 14.40       39      $   558       1.04%     (2.90)%   0.02%
2014........ RIA*, 0.00% (a)         $217.22       --(c)   $    38       0.93%      8.99%    0.00%
             MRP*, 0.02% (a)         $ 14.83       30      $   451       0.93%      8.96%    0.02%
2013........ RIA*, 0.00% (a)         $199.30       --(c)   $    32       0.95%     32.58%    0.00%
             MRP*, 0.03% (a)         $ 13.61       13      $   183       0.95%    (32.52)%   0.03%
2012........ RIA*, 0.00% (a)         $150.33       --(c)   $    22       1.86%     17.80%    0.00%
             MRP*, 0.01% (a)(b)      $ 16.44        2      $    24       1.86%      8.11%    0.01%
2011........ RIA*, 0.00% (a)         $128.40       --(c)   $    25       0.59%     (2.41)%   0.00%

EQ/MONEY MARKET
2015........ RIA*, 0.05% (a)         $174.88       --(c)   $    --         --      (0.05)%   0.05%
             MRP*, 0.02% (a)         $  9.99    1,383      $13,819         --       0.00%    0.02%
2014........ RIA*, 0.05% (a)         $174.97       --(c)   $    11         --      (0.05)%   0.05%
             MRP*, 0.02% (a)         $  9.99     1395      $13,939         --      (0.10)%   0.02%
2013........ RIA*, 0.05% (a)         $175.05       --(c)   $    31         --      (0.05)%   0.05%
             MRP*, 0.03% (a)         $ 10.00    1,416      $14,149         --       0.00%    0.03%
2012........ RIA*, 0.05% (a)         $175.14       --(c)   $    31         --      (0.05)%   0.05%
             MRP*, 0.01% (a)         $ 10.00    1,584      $15,837         --       0.00%    0.01%
2011........ RIA*, 0.05% (a)         $175.23       --(c)   $    38       0.01%     (0.05)%   0.05%
             MRP*, 0.01% (a)         $ 10.00     1447      $14,470       0.01%      0.00%    0.01%

EQ/MORGAN STANLEY MID CAP GROWTH (B)
2015........ MRP*, 0.02% (a)         $ 13.16       10      $   133         --      (5.46)%   0.02%
2014........ MRP*, 0.02% (a)         $ 13.92       11      $   150         --      (0.78)%   0.02%
2013........ MRP*, 0.03% (a)         $ 14.03        2      $    33         --      38.50%    0.03%

                                    FSA-87

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Continued)

                                                 YEARS ENDED DECEMBER 31,
                               ------------------------------------------------------------
                                          UNITS    ACCUMULATION INVESTMENT
                                UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                                VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                               ------- ----------- ------------ ---------- -------- --------
EQ/PIMCO ULTRA SHORT BOND
2015.... MRP*, 0.02% (a)       $ 11.77     177        $2,079       0.46%    (0.25)%   0.02%
2014.... MRP*, 0.02% (a)       $ 11.80     209        $2,469       0.35%    (0.17)%   0.02%
2013.... MRP*, 0.03% (a)       $ 11.82     233        $2,753       0.79%     0.08%    0.03%
2012.... MRP*, 0.01% (a)       $ 11.81     207        $2,447       0.56%     1.46%    0.01%
2011.... MRP*, 0.01% (a)       $ 11.64     189        $2,203       0.51%    (0.17)%   0.01%

EQ/QUALITY BOND PLUS
2015.... RIA*, 0.05% (a)       $247.26      --(c)     $    7       0.94%     0.17%    0.05%
2014.... RIA*, 0.05% (a)       $246.83      --(c)     $    9       0.60%     2.85%    0.05%
2013.... RIA*, 0.05% (a)       $239.98      --(c)     $   46       0.37%    (2.33)%   0.05%
2012.... RIA*, 0.05% (a)       $245.70      --(c)     $   46       0.43%     2.61%    0.05%
2011.... RIA*, 0.05% (a)       $239.46      --(c)     $   72       2.09%     1.41%    0.05%

EQ/SMALL COMPANY INDEX
2015.... MRP*, 0.02% (a)       $ 23.87     184        $4,399       0.84%    (4.60)%   0.02%
2014.... MRP*, 0.02% (a)       $ 25.02     212        $5,293       0.73%     4.86%    0.02%
2013.... MRP*, 0.03% (a)       $ 23.86     246        $5,871       0.96%    37.36%    0.03%
2012.... MRP*, 0.01% (a)       $ 17.37     256        $4,452       1.54%    15.57%    0.01%
2011.... MRP*, 0.01% (a)       $ 15.03     255        $3,828       0.66%    (4.02)%   0.01%

EQ/T. ROWE PRICE GROWTH STOCK
2015.... RIA*, 0.00% (a)       $ 18.56      --(c)     $   --         --     10.21%    0.00%
         MRP*, 0.02% (a)       $ 16.11      26        $  421         --     10.27%    0.02%
2014.... RIA*, 0.00% (a)       $ 16.84      --(c)     $    2         --      8.65%    0.00%
         MRP*, 0.02% (a)       $ 14.61      28        $  413         --      8.54%    0.02%
2013.... RIA*, 0.00% (a)       $ 15.50      --(c)     $    2         --     37.90%    0.00%
         MRP*, 0.03% (a)       $ 13.46      12        $  166         --     37.91%    0.03%
2012.... RIA*, 0.00% (a)       $ 11.24      --(c)     $    1         --     18.94%    0.00%
         MRP*, 0.01% (a)(b)    $  9.76       2        $   21         --      6.43%    0.01%
2011.... RIA*, 0.00% (a)       $  9.45       3        $   29         --     (1.97)%   0.00%

EQ/WELLS FARGO OMEGA GROWTH
2015.... RIA*, 0.00% (a)       $210.69       1        $  240         --      1.27%    0.00%
         MRP*, 0.02% (a)       $ 14.39      15        $  216         --      1.20%    0.02%
2014.... RIA*, 0.00% (a)       $208.05       1        $  194         --      3.80%    0.00%
         MRP*, 0.02% (a)       $ 14.22      16        $  224         --      3.80%    0.02%
2013.... RIA*, 0.00% (a)       $200.43       2        $  375         --     39.07%    0.00%
         MRP*, 0.03% (a)       $ 13.70      19        $  255         --     39.09%    0.03%
2012.... RIA*, 0.00% (a)       $144.12       2        $  236       0.01%    20.43%    0.00%
         MRP*, 0.01% (a)(b)    $  9.85       4        $   39       0.01%     7.42%    0.01%
2011.... RIA*, 0.00% (a)       $119.67       2        $  277         --     (5.87)%   0.00%

MULTIMANAGER CORE BOND
2015.... MRP*, 0.02% (a)       $ 10.16     160        $1,629       2.06%     0.10%    0.02%
2014.... MRP*, 0.02% (a)       $ 10.15     104        $1,058       2.15%     3.68%    0.02%
2013.... MRP*, 0.03% (a)       $  9.79      80        $  778       1.60%    (2.39)%   0.03%
2012.... MRP*, 0.01% (a)(b)    $ 10.03      50        $  503       0.72%     0.00%    0.01%

MULTIMANAGER TECHNOLOGY
2015.... RIA*, 0.00% (a)       $269.46      --(c)     $   --         --      6.29%    0.00%
         MRP*, 0.02% (a)       $ 25.55     179        $4,563         --      6.24%    0.02%
2014.... RIA*, 0.00% (a)       $253.51      --(c)     $  103         --     13.55%    0.00%
         MRP*, 0.02% (a)       $ 24.05     195        $4,694         --     13.55%    0.02%
2013.... RIA*, 0.00% (a)       $223.26      --(c)     $   92         --     35.59%    0.00%
         MRP*, 0.03% (a)       $ 21.18     182        $3,856         --     35.51%    0.03%
2012.... RIA*, 0.00% (a)       $164.66       1        $  124         --     13.43%    0.00%
         MRP*, 0.01% (a)       $ 15.63     219        $3,419         --     13.43%    0.01%
2011.... RIA*, 0.00% (a)       $145.17       1        $  159         --     (4.81)%   0.00%
         MRP*, 0.01% (a)       $ 13.78     214        $2,945         --     (4.83)%   0.01%

                                    FSA-88

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

DECEMBER 31, 2015

9. Financial Highlights (Concluded)

                                            YEARS ENDED DECEMBER 31,
                          -----------------------------------------------------------
                                    UNITS    ACCUMULATION INVESTMENT
                          UNIT   OUTSTANDING  UNIT VALUE    INCOME    TOTAL   EXPENSE
                          VALUE    (000'S)     (000'S)      RATIO#   RETURN** RATIO***
                          ------ ----------- ------------ ---------- -------- --------
TARGET 2015 ALLOCATION
2015. MRP*, 0.02% (a)     $11.54     179        $2,063       1.02%    (1.95)%   0.02%
2014. MRP*, 0.02% (a)     $11.77     215        $2,529       1.24%     2.97%    0.02%
2013. MRP*, 0.03% (a)     $11.43     204        $2,328       1.40%    14.07%    0.03%
2012. MRP*, 0.01% (a)     $10.02     183        $1,830       1.40%    10.84%    0.01%
2011. MRP*, 0.01% (a)     $ 9.04     178        $1,609       1.44%    (2.80)%   0.01%

TARGET 2025 ALLOCATION
2015. MRP*, 0.02% (a)     $11.82     218        $2,578       1.28%    (2.07)%   0.02%
2014. MRP*, 0.02% (a)     $12.07     217        $2,618       1.06%     4.05%    0.02%
2013. MRP*, 0.03% (a)     $11.60     213        $2,476       1.28%    18.97%    0.03%
2012. MRP*, 0.01% (a)     $ 9.75     206        $2,007       1.27%    12.85%    0.01%
2011. MRP*, 0.01% (a)     $ 8.64     230        $1,988       1.28%    (3.89)%   0.01%

TARGET 2035 ALLOCATION
2015. MRP*, 0.02% (a)     $11.95     138        $1,646       1.28%    (2.05)%   0.02%
2014. MRP*, 0.02% (a)     $12.20     136        $1,654       1.36%     4.45%    0.02%
2013. MRP*, 0.03% (a)     $11.68     116        $1,357       1.45%    22.30%    0.03%
2012. MRP*, 0.01% (a)     $ 9.55      90        $  858       1.61%    14.10%    0.01%
2011. MRP*, 0.01% (a)     $ 8.37      57        $  478       1.46%    (4.67)%   0.01%

TARGET 2045 ALLOCATION
2015. MRP*, 0.02% (a)     $11.87     112        $1,333       1.36%    (2.22)%   0.02%
2014. MRP*, 0.02% (a)     $12.14     102        $1,237       1.40%     4.75%    0.02%
2013. MRP*, 0.03% (a)     $11.59      92        $1,062       1.59%    25.16%    0.03%
2012. MRP*, 0.01% (a)     $ 9.26      60        $  553       1.63%    15.46%    0.01%
2011. MRP*, 0.01% (a)     $ 8.02      47        $  373       1.45%    (5.54)%   0.01%

TARGET 2055 ALLOCATION
2015. MRP*, 0.02% (a)(e)  $ 9.22       4        $   33       2.18%    (6.77)%   0.02%

   ----------
  (a)Contract charge as described in footnote 7 included in these financial statements.
  (b)Units were made available on November 15, 2012. For investments with no units outstanding as of December 31, 2012, no 2012 activity is presented.
  (c)Amount rounds to less than 500 units.
  (d)AXA Large Cap Growth Managed Volatility replaced EQ/Equity Growth PLUS due to a fund merger on June 20, 2014.
  (e)Units were made available on May 26, 2015.
  * For Separate Account No. 66, expenses as a percentage of Average Net Assets (at the rates indicated) for each period presented. Charges made directly to contract owner account through the redemption of units and expenses of the underlying fund have been excluded. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.
  ** This ratio represents the total return for the periods indicated, including changes in the value of the Portfolio, and expenses assessed through the reduction of unit value. This ratio does not include any expenses, such as premium and withdrawal charges, as applicable, or expenses assessed through the redemption of units. The total return would have been lower had such expenses been included in the calculation. Variable Investment Options with a date notation indicate the effective date of that Variable Investment Option, without consideration if there were units outstanding as of such date. The total return is calculated for each period indicated from the effective date through the end of the reporting period. Where there are no units outstanding at period-end, the total return is calculated using the current offering price of the unit. For those Variable Investment Options with less than a year of operations, the total return is not annualized but calculated from the effective date through the end of the reporting period.
  ***For Separate Accounts No. 3, 4, and 10, expenses as a percentage of average net assets (at the rates indicated) consisting of mortality and expense charges and other expenses for each period presented. The ratios included only those expenses that result in a direct reduction to unit values.
  (+)Rates charged for the year ended December 31, 2015 are reflected under "Contract Charges" shown for each unit value class in the Statement of Assets and Liabilities.
  # This ratio represents the amount of dividend income, excluding distribution from net realized gains, received by the Variable Investment Options from the Portfolio, divided by the average daily net assets. This ratio excludes those expenses, such as asset-based charges, that result in direct reductions in the unit value. The recognition of dividend income by the Variable Investment Option is affected by the timing of the declaration of dividends by the Portfolio in which the Variable Investment Options invest. For those Variable Investment Options with less than a year of operations, this ratio is not annualized but calculated from the effective date through the end of the reporting period.

                                    FSA-89

SEPARATE ACCOUNTS NO. 10 (POOLED), 4 (POOLED), 3 (POOLED) AND 66
OF AXA EQUITABLE LIFE INSURANCE COMPANY

NOTES TO FINANCIAL STATEMENTS (CONCLUDED)

DECEMBER 31, 2015

11.Subsequent Events

   All material subsequent transactions and events have been evaluated for the period from December 31, 2015 through the date on which the financial statements were issued. It has been determined that there are no transactions or events that require adjustment or disclosure in the financial statements.

                                    FSA-90

                  FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

           INDEX TO CONSOLIDATED FINANCIAL STATEMENTS AND SCHEDULES

                     AXA EQUITABLE LIFE INSURANCE COMPANY

Report of Independent Registered Public Accounting Firm......................................... F-1

Consolidated Financial Statements:
  Consolidated Balance Sheets, December 31, 2015 and 2014....................................... F-2
  Consolidated Statements of Earnings (Loss), Years Ended December 31, 2015, 2014 and 2013...... F-3
  Consolidated Statements of Comprehensive Income (Loss), Years Ended December 31, 2015, 2014
   and 2013..................................................................................... F-4
  Consolidated Statements of Equity, Years Ended December 31, 2015, 2014 and 2013............... F-5
  Consolidated Statements of Cash Flows, Years Ended December 31, 2015, 2014 and 2013........... F-6
  Notes to Consolidated Financial Statements
   Note 1 -- Organization....................................................................... F-8
   Note 2 -- Significant Accounting Policies.................................................... F-8
   Note 3 -- Investments........................................................................ F-21
   Note 4 -- Goodwill and Other Intangible Assets............................................... F-38
   Note 5 -- Closed Block....................................................................... F-39
   Note 6 -- Contractholder Bonus Interest Credits.............................................. F-40
   Note 7 -- Fair Value Disclosures............................................................. F-41
   Note 8 -- GMDB, GMIB, GIB, GWBL and Other Features and No Lapse Guarantee Features........... F-52
   Note 9 -- Reinsurance Agreements............................................................. F-56
   Note 10 -- Short-Term and Long-Term Debt..................................................... F-57
   Note 11 -- Related Party Transactions........................................................ F-58
   Note 12 -- Employee Benefit Plans............................................................ F-60
   Note 13 -- Share-Based and Other Compensation Programs....................................... F-64
   Note 14 -- Income Taxes...................................................................... F-70
   Note 15 -- Accumulated Other Comprehensive Income (Loss)..................................... F-72
   Note 16 -- Commitments and Contingent Liabilities............................................ F-73
   Note 17 -- Litigation........................................................................ F-74
   Note 18 -- Insurance Group Statutory Financial Information................................... F-76
   Note 19 -- Business Segment Information...................................................... F-77
   Note 20 -- Quarterly Results of Operations (Unaudited)....................................... F-77

            REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholder of AXA Equitable Life Insurance Company:

In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of earnings (loss), of comprehensive income (loss), of equity and of cash flows present fairly, in all material respects, the financial position of AXA Equitable Life Insurance Company and its subsidiaries (the "Company") at December 31, 2015 and December 31, 2014, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 2015 in conformity with accounting principles generally accepted in the United States of America. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP
New York, New York

March 18, 2016

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS
                          DECEMBER 31, 2015 AND 2014

                                                      2015       2014
                                                   ---------- ----------
                                                       (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities available for sale, at fair
   value (amortized cost of $31,201 and 30,795)... $   31,893 $   33,034
  Mortgage loans on real estate (net of valuation
   allowances of $6 and $37)......................      7,171      6,463
  Policy loans....................................      3,393      3,408
  Other equity investments........................      1,477      1,757
  Trading securities, at fair value...............      6,805      5,143
  Other invested assets...........................      1,788      1,978
                                                   ---------- ----------
   Total investments..............................     52,527     51,783
Cash and cash equivalents.........................      3,028      2,716
Cash and securities segregated, at fair value.....        565        476
Broker-dealer related receivables.................      1,971      1,899
Securities purchased under agreements to resell...         79         --
Deferred policy acquisition costs.................      4,469      4,271
Goodwill and other intangible assets, net.........      3,733      3,762
Amounts due from reinsurers.......................      4,466      4,051
Loans to affiliates...............................      1,087      1,087
Guaranteed minimum income benefit reinsurance
  asset, at fair value............................     10,570     10,711
Other assets......................................      4,634      4,190
Separate Accounts' assets.........................    107,497    111,059
                                                   ---------- ----------

TOTAL ASSETS...................................... $  194,626 $  196,005
                                                   ========== ==========

LIABILITIES
Policyholders' account balances................... $   33,033 $   31,848
Future policy benefits and other policyholders
  liabilities.....................................     24,531     23,484
Broker-dealer related payables....................        404        551
Securities sold under agreements to repurchase....      1,890        950
Customers related payables........................      1,715      1,501
Amounts due to reinsurers.........................        131         74
Short-term debt...................................        584        689
Current and deferred income taxes.................      4,647      4,785
Other liabilities.................................      2,586      2,939
Separate Accounts' liabilities....................    107,497    111,059
                                                   ---------- ----------
   Total liabilities..............................    177,018    177,880
                                                   ---------- ----------
Redeemable Noncontrolling Interest................ $       13 $       17
                                                   ---------- ----------

EQUITY
AXA Equitable's equity:
  Common stock, $1.25 par value, 2 million shares
   authorized, issued and outstanding............. $        2 $        2
  Capital in excess of par value..................      5,321      5,957
  Retained earnings...............................      8,958      8,809
  Accumulated other comprehensive income (loss)...        228        351
                                                   ---------- ----------
   Total AXA Equitable's equity...................     14,509     15,119
                                                   ---------- ----------
Noncontrolling interest...........................      3,086      2,989
                                                   ---------- ----------
   Total equity...................................     17,595     18,108
                                                   ---------- ----------

TOTAL LIABILITIES, REDEEMABLE NONCONTROLLING
  INTEREST AND EQUITY............................. $  194,626 $  196,005
                                                   ========== ==========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                  CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                           2015      2014      2013
                                                         --------  --------  --------
                                                                 (IN MILLIONS)
REVENUES
Universal life and investment-type product policy fee
  income................................................ $  3,574  $  3,475  $  3,546
Premiums................................................      488       514       496
Net investment income (loss):
  Investment income (loss) from derivative instruments..      (81)    1,605    (2,866)
  Other investment income (loss)........................    2,057     2,210     2,237
                                                         --------  --------  --------
   Total net investment income (loss)...................    1,976     3,815      (629)
                                                         --------  --------  --------
Investment gains (losses), net:
  Total other-than-temporary impairment losses..........      (41)      (72)      (81)
  Portion of loss recognized in other comprehensive
   income (loss)........................................       --        --        15
                                                         --------  --------  --------
   Net impairment losses recognized.....................      (41)      (72)      (66)
  Other investment gains (losses), net..................       21        14       (33)
                                                         --------  --------  --------
     Total investment gains (losses), net...............      (20)      (58)      (99)
                                                         --------  --------  --------
Commissions, fees and other income......................    3,942     3,930     3,823
Increase (decrease) in the fair value of the
  reinsurance contract asset............................     (141)    3,964    (4,297)
                                                         --------  --------  --------
     Total revenues.....................................    9,819    15,640     2,840
                                                         --------  --------  --------

BENEFITS AND OTHER DEDUCTIONS
Policyholders' benefits.................................    2,799     3,708     1,691
Interest credited to policyholders' account balances....      978     1,186     1,373
Compensation and benefits...............................    1,783     1,739     1,743
Commissions.............................................    1,111     1,147     1,160
Distribution related payments...........................      394       413       423
Amortization of deferred sales commissions..............       49        42        41
Interest expense........................................       20        53        88
Amortization of deferred policy acquisition costs.......      284       215       580
Capitalization of deferred policy acquisition costs.....     (615)     (628)     (655)
Rent expense............................................      165       163       169
Amortization of other intangible assets.................       28        27        24
Other operating costs and expenses......................    1,173     1,460     1,512
                                                         --------  --------  --------
     Total benefits and other deductions................    8,169     9,525     8,149
                                                         --------  --------  --------
Earnings (loss) from operations, before income taxes....    1,650     6,115  $ (5,309)
Income tax (expense) benefit............................     (186)   (1,695)    2,073
                                                         --------  --------  --------

Net earnings (loss).....................................    1,464     4,420    (3,236)
  Less: net (earnings) loss attributable to the
   noncontrolling interest..............................     (403)     (387)     (337)
                                                         --------  --------  --------

Net Earnings (Loss) Attributable to AXA Equitable....... $  1,061  $  4,033  $ (3,573)
                                                         ========  ========  ========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
COMPREHENSIVE INCOME (LOSS)
Net earnings (loss)............................... $   1,464  $   4,420  $  (3,236)
                                                   ---------  ---------  ---------

Other comprehensive income (loss) net of income
taxes:
   Foreign currency translation adjustment........       (25)       (21)       (12)
   Change in unrealized gains (losses), net of
     reclassification adjustment..................      (881)       969     (1,199)
   Changes in defined benefit plan related items
     not yet recognized in periodic benefit cost,
     net of reclassification adjustment...........        (4)       (23)       299
                                                   ---------  ---------  ---------
Total other comprehensive income (loss), net of
  income taxes....................................      (910)       925       (912)
                                                   ---------  ---------  ---------

Comprehensive income (loss).......................       554      5,345     (4,148)

  Less: Comprehensive (income) loss attributable
   to noncontrolling interest.....................      (388)      (358)      (345)
                                                   ---------  ---------  ---------

Comprehensive Income (Loss) Attributable to AXA
  Equitable....................................... $     166  $   4,987  $  (4,493)
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                       CONSOLIDATED STATEMENTS OF EQUITY
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                      2015       2014       2013
                                                   ---------  ---------  ---------
                                                            (IN MILLIONS)
EQUITY
AXA Equitable's Equity:
  Common stock, at par value, beginning and end
   of year........................................ $       2  $       2  $       2
                                                   ---------  ---------  ---------

  Capital in excess of par value, beginning of
   year...........................................     5,957      5,934      5,992
  Deferred tax on dividend of AB Units............       (35)       (26)        --
  Non cash capital contribution from AXA
   Financial (See Note 12)........................       137         --         --
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................      (772)        --         --
  Changes in capital in excess of par value.......        34         49        (58)
                                                   ---------  ---------  ---------
  Capital in excess of par value, end of year.....     5,321      5,957      5,934
                                                   ---------  ---------  ---------

  Retained earnings, beginning of year............     8,809      5,205      9,125
  Net earnings (loss).............................     1,061      4,033     (3,573)
  Stockholder dividends...........................      (912)      (429)      (347)
                                                   ---------  ---------  ---------
  Retained earnings, end of year..................     8,958      8,809      5,205
                                                   ---------  ---------  ---------

  Accumulated other comprehensive income (loss),
   beginning of year..............................       351       (603)       317
  Transfer of unrecognized net actuarial loss of
   the AXA Equitable Qualified Pension Plan to
   AXA Financial (see Note 15)....................       772         --         --
  Other comprehensive income (loss)...............      (895)       954       (920)
                                                   ---------  ---------  ---------
  Accumulated other comprehensive income (loss),
   end of year....................................       228        351       (603)
                                                   ---------  ---------  ---------

   TOTAL AXA EQUITABLE'S EQUITY, END OF YEAR......    14,509     15,119     10,538
                                                   ---------  ---------  ---------

  Noncontrolling interest, beginning of year......     2,989      2,903      2,494
  Repurchase of AB Holding units..................      (154)       (62)       (76)
  Net earnings (loss) attributable to
   noncontrolling interest........................       403        387        337
  Dividends paid to noncontrolling interest.......      (414)      (401)      (306)
  Dividend of AB Units by AXA Equitable to AXA
   Financial......................................       145         48        113
  Other comprehensive income (loss) attributable
   to noncontrolling interest.....................       (15)       (29)         8
  Other changes in noncontrolling interest........       132        143        333
                                                   ---------  ---------  ---------

     Noncontrolling interest, end of year.........     3,086      2,989      2,903
                                                   ---------  ---------  ---------

TOTAL EQUITY, END OF YEAR......................... $  17,595  $  18,108  $  13,441
                                                   =========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013

                                                            2015       2014       2013
                                                         ---------  ---------  ---------
                                                                  (IN MILLIONS)
Net earnings (loss)..................................... $   1,464  $   4,420  $  (3,236)
  Adjustments to reconcile net earnings (loss) to net
  cash provided by operating activities:
   Interest credited to policyholders' account
     balances...........................................       978      1,186      1,373
   Universal life and investment-type product policy
     fee income.........................................    (3,574)    (3,475)    (3,546)
   Net change in broker-dealer and customer related
     receivables/payables...............................       (38)      (525)      (740)
   (Income) loss related to derivative instruments......        81     (1,605)     2,866
   Change in reinsurance recoverable with affiliate.....      (581)      (128)      (176)
   Investment (gains) losses, net.......................        20         58         99
   Change in segregated cash and securities, net........       (89)       505        571
   Change in deferred policy acquisition costs..........      (331)      (413)       (74)
   Change in future policy benefits.....................       961      1,647       (384)
   Change in current and deferred income taxes..........       258      1,448     (1,754)
   Real estate related write-off charges................        --         25         56
   Change in accounts payable and accrued expenses......        38       (259)        33
   Change in the fair value of the reinsurance
     contract asset.....................................       141     (3,964)     4,297
   Contribution to pension plans........................        --         (6)        --
   Amortization of deferred compensation................       172        171        159
   Amortization of deferred sales commission............        49         42         41
   Amortization of reinsurance cost.....................        39        302        302
   Other depreciation and amortization..................       (18)        44        122
   Amortization of other intangibles....................        28         27         24
   Other, net...........................................       116       (117)       128
                                                         ---------  ---------  ---------

  Net cash provided by (used in) operating activities...      (286)      (617)       161
                                                         ---------  ---------  ---------

  Cash flows from investing activities:
   Maturities and repayments of fixed maturities and
     mortgage loans on real estate......................     3,996      2,975      3,691
   Sales of investments.................................     1,284      1,099      3,444
   Purchases of investments.............................    (6,145)    (6,751)    (6,057)
   Purchases of trading account securities..............   (12,501)    (7,014)    (3,794)
   Sales maturities and repayment of trading account
     securities.........................................    10,810      6,077      1,893
   Cash settlements related to derivative instruments...       529        999     (2,500)
   Purchase of business, net of cash acquired...........        --        (61)        --
   Change in short-term investments.....................      (363)        (5)        --
   Decrease in loans to affiliates......................        --         --          5
   Increase in loans to affiliates......................        --         --        (56)
   Investment in capitalized software, leasehold
     improvements and EDP equipment.....................       (71)       (83)       (67)
   Other, net...........................................        35         (9)        12
                                                         ---------  ---------  ---------

  Net cash provided by (used in) investing activities... $  (2,426) $  (2,773) $  (3,429)
                                                         ---------  ---------  ---------

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                 YEARS ENDED DECEMBER 31, 2015, 2014 AND 2013
                                  (CONTINUED)

                                                      2015       2014       2013
                                                    --------  ---------  ---------
                                                             (IN MILLIONS)
Cash flows from financing activities:
  Policyholders' account balances:
   Deposits........................................ $  4,821  $   5,034  $   5,469
   Withdrawals and transfers to Separate Accounts..     (880)    (1,075)    (1,188)
  Change in short-term financings..................       95        221        (55)
  Change in collateralized pledged liabilities.....     (270)       430       (663)
  Change in collateralized pledged assets..........       (2)       (12)       (18)
  Repayment of Loans from Affiliates...............       --       (825)      (500)
  Repayment of long term debt......................     (200)        --         --
  Shareholder dividends paid.......................     (767)      (382)      (234)
  Repurchase of AB Holding units...................     (214)       (90)      (113)
  Distribution to noncontrolling interest in
   consolidated subsidiaries.......................     (414)      (401)      (306)
  Increase (decrease) in Securities sold under
   agreement to repurchase.........................      939        950         --
  Change in securities sold under agreements to
   resale..........................................      (79)        --         --
  Other, net.......................................        5         (7)        --
                                                    --------  ---------  ---------

Net cash provided by (used in) financing
  activities.......................................    3,034      3,843      2,392
                                                    --------  ---------  ---------

Effect of exchange rate changes on cash and cash
  equivalents......................................      (10)       (20)        (3)
Change in cash and cash equivalents................      312        433       (879)
Cash and cash equivalents, beginning of year.......    2,716      2,283      3,162
                                                    --------  ---------  ---------

Cash and Cash Equivalents, End of Year............. $  3,028  $   2,716  $   2,283
                                                    ========  =========  =========

Supplemental cash flow information:
  Interest Paid.................................... $     19  $      72  $      91
                                                    ========  =========  =========
  Income Taxes (Refunded) Paid..................... $    (80) $     272  $    (214)
                                                    ========  =========  =========

                See Notes to Consolidated Financial Statements.

                     AXA EQUITABLE LIFE INSURANCE COMPANY

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1) ORGANIZATION

   AXA Equitable Life Insurance Company ("AXA Equitable," and collectively with its consolidated subsidiaries the "Company") is a direct, wholly-owned subsidiary of AXA Equitable Financial Services, LLC ("AEFS"). AEFS is a direct, wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial," and collectively with its consolidated subsidiaries, "AXA Financial Group"). AXA Financial is an indirect wholly-owned subsidiary of AXA S.A. ("AXA"), a French holding company for the AXA Group, a worldwide leader in financial protection.

   The Company conducts operations in two business segments: the Insurance and Investment Management segments. The Company's management evaluates the performance of each of these segments independently.

   Insurance

   The Insurance segment offers a variety of term, variable and universal life insurance products, variable and fixed-interest annuity products and investment products including mutual funds principally to individuals and small and medium size businesses and professional and trade associations. This segment also includes Separate Accounts for individual insurance and annuity products.

   The Company's insurance business is conducted principally by AXA Equitable and its indirect, wholly-owned insurance subsidiaries and AXA Equitable Funds Management Group ("AXA Equitable FMG").

   Investment Management

   The Investment Management segment is principally comprised of the investment management business of AllianceBernstein L.P., a Delaware limited partnership (together with its consolidated subsidiaries "AB"). AB provides research, diversified investment management and related services globally to a broad range of clients. This segment also includes institutional Separate Accounts principally managed by AB that provide various investment options for large group pension clients, primarily defined benefit and contribution plans, through pooled or single group accounts.

   AB is a private partnership for Federal income tax purposes and, accordingly, is not subject to Federal and state corporate income taxes. However, AB is subject to a 4.0% New York City unincorporated business tax ("UBT"). Domestic corporate subsidiaries of AB are subject to Federal, state and local income taxes. Foreign corporate subsidiaries are generally subject to taxes in the foreign jurisdictions where they are located. The Company provides Federal and state income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are permanently invested outside the United States.

   At December 31, 2015 and 2014, the Company's economic interest in AB was 28.6% and 32.2%, respectively. At December 31, 2015 and 2014, respectively, AXA and its subsidiaries' economic interest in AB (including AXA Financial Group) was approximately 62.8% and 62.7%. AXA Equitable is the parent of AllianceBernstein Corporation, the general partner ("General Partner") of the limited partnership, as a result it consolidates AB in the Company's consolidated financial statements.

2) SIGNIFICANT ACCOUNTING POLICIES

   Basis of Presentation and Principles of Consolidation

   The preparation of the accompanying consolidated financial statements in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions (including normal, recurring accruals) that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the consolidated financial statements and the reported amounts of revenues and expenses during the reporting periods. Actual results could differ from these estimates. The accompanying consolidated financial statements reflect all adjustments necessary in the opinion of management for a fair presentation of the consolidated financial position of the Company and its consolidated results of operations and cash flows for the periods presented.

   The accompanying consolidated financial statements include the accounts of AXA Equitable and its subsidiaries engaged in insurance related businesses (collectively, the "Insurance Group"); other subsidiaries, principally AB; and those investment companies, partnerships and joint ventures in which AXA Equitable or its subsidiaries has control and a majority economic interest as well as those variable interest entities ("VIEs") that meet the requirements for consolidation.

   All significant intercompany transactions and balances have been eliminated in consolidation. The years "2015", "2014" and "2013" refer to the years ended December 31, 2015, 2014 and 2013, respectively. Certain reclassifications have been made in the amounts presented for prior periods to conform those periods to the current presentation.

   Accounting and Consolidation of VIE's

   For all new investment products and entities developed by the Company (other than Collateralized Debt Obligations ("CDOs")), the Company first determines whether the entity is a VIE, which involves determining an entity's variability and variable interests, identifying the holders of the equity investment at risk and assessing the five characteristics of a VIE. Once an entity has been determined to be a VIE, the Company then identifies the primary beneficiary of the VIE. If the Company is deemed to be the primary beneficiary of the VIE, then the Company consolidates the entity.

   The Company provides seed capital to its investment teams to develop new products and services for their clients. The Company's original seed investment typically represents all or a majority of the equity investment in the new product is temporary in nature. The Company evaluates its seed investments on a quarterly basis and consolidates such investments as required pursuant to U.S. GAAP.

   Management of the Company reviews quarterly its investment management agreements and its investments in, and other financial arrangements with, certain entities that hold client assets under management ("AUM") to determine the entities that the Company is required to consolidate under this guidance. These entities include certain mutual fund products, hedge funds, structured products, group trusts, collective investment trusts and limited partnerships.

   AB earned investment management fees on client AUM of these entities but derived no other benefit from those assets and cannot utilize those assets in its operations.

   At December 31, 2015, AB had significant variable interests in certain other structured products and hedge funds with approximately $28 million in client AUM. However, these VIEs do not require consolidation because management has determined that AB is not the primary beneficiary of the expected losses or expected residual returns of these entities. AB's maximum exposure to loss in these entities is limited to its investments of $200,000 in and prospective investment management fees earned from these entities.

   Adoption of New Accounting Pronouncements

   In June 2014, the Financial Accounting Standards Board ("FASB") issued new guidance for repurchase-to-maturity transactions, repurchase financings and added disclosure requirements, which aligns the accounting for repurchase-to-maturity transactions and repurchase financing arrangements with the accounting for other typical repurchase agreements. The new guidance also requires additional disclosures about repurchase agreements and similar transactions. The accounting changes and disclosure requirements were effective for interim or annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   The FASB issued new guidance that allows investors to elect to use the proportional amortization method to account for investments in qualified affordable housing projects if certain conditions are met. Under this method, which replaces the effective yield method, an investor amortizes the cost of its investment, in proportion to the tax credits and other tax benefits it receives, to income tax expense. The guidance also introduces disclosure requirements for all investments in qualified affordable housing projects, regardless of the accounting method used for those investments. The guidance was effective for annual periods beginning after December 15, 2014. Implementation of this guidance did not have a material impact on the Company's consolidated financial statements.

   Future Adoption of New Accounting Pronouncements

   In February 2016, the FASB issued revised guidance to lease accounting. The revised guidance will require lessees to recognize a right-of-use asset and a lease liability for virtually all of their leases. Lessor accounting will continue to be similar to the current model, but updated to align with certain changes to the lessee model. Extensive quantitative and qualitative disclosures, including significant judgments made by management, will be required to provide greater insight into the extent of revenue and expense recognized and expected to be recognized from existing contracts. The revised guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018, with early adoption permitted. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In January 2016, the FASB issued new guidance related to recognition and measurement of financial assets and financial liabilities. The new guidance primarily affects the accounting for equity investments, financial liabilities under the fair value option, and the presentation and disclosure requirements for financial instruments. In addition, the FASB clarified guidance related to the valuation allowance assessment when recognizing deferred tax assets resulting from unrealized losses on available-for-sale debt securities. New guidance is effective prospectively for fiscal years (and interim periods within those years) beginning after December 15, 2017. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   In May 2015, the FASB issued new guidance related to disclosures for investments in certain entities that calculate net asset value ("NAV") per share (or its equivalent). Under the new guidance, investments measured at NAV, as a practical expedient for fair value, are excluded from the fair value hierarchy. Removing investments measured using the practical expedient from the fair value hierarchy is intended to eliminate the diversity in practice that currently exists with respect to the categorization of these investments. The only criterion for categorizing investments in the fair value hierarchy will be the observability of the inputs. The amendment is effective retrospectively for fiscal years (and interim periods within those years) beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In April 2015, the FASB issued new guidance, simplifying the presentation of debt issuance costs, which requires debt issuance costs to be presented in the balance sheet as a direct deduction from the carrying value of the associated debt liability, consistent with the presentation of a debt discount. The new guidance is effective retrospectively for interim or annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In February 2015, the FASB issued a new consolidation standard that makes targeted amendments to the VIE assessment, including guidance specific to limited partnerships and similar entities, and ends the deferral granted to investment companies for applying the VIE guidance. The new standard is effective for annual periods, beginning after December 15, 2015, but may be early-adopted in any interim period. Management currently is evaluating the impacts this guidance may have on the Company's consolidated financial statements.

   In August 2014, the FASB issued new guidance which requires management to evaluate whether there is "substantial doubt" about the reporting entity's ability to continue as a going concern and provide related footnote disclosures about those uncertainties, if they exist. The new guidance is effective for annual periods, ending after December 15, 2016 and interim periods thereafter. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In June 2014, the FASB issued new guidance for accounting for share-based payments when the terms of an award provide that a performance target could be achieved after the requisite service period. The new guidance is effective for interim and annual periods beginning after December 15, 2015. Management does not expect implementation of this guidance will have a material impact on the Company's consolidated financial statements.

   In May 2014, the FASB issued new revenue recognition guidance that is intended to improve and converge the financial reporting requirements for revenue from contracts with customers with International Financial Reporting Standards ("IFRS"). The new guidance applies to contracts that deliver goods or services to a customer, except when those contracts are for: insurance, leases, rights and obligations that are in the scope of certain financial instruments (i.e., derivative contracts) and guarantees other than product or service warranties. The new guidance is effective for interim and annual periods, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. Management is currently evaluating the impact that adoption of this guidance will have on the Company's consolidated financial statements.

   Closed Block

   As a result of demutualization, the Closed Block was established in 1992 for the benefit of certain individual participating policies that were in force on that date. Assets, liabilities and earnings of the Closed Block are specifically identified to support its participating policyholders.

   Assets allocated to the Closed Block inure solely to the benefit of the Closed Block policyholders and will not revert to the benefit of AXA Equitable. No reallocation, transfer, borrowing or lending of assets can be made between the Closed Block and other portions of AXA Equitable's General Account, any of its Separate Accounts or any affiliate of AXA Equitable without the approval of the New York State Department of Financial Services, (the "NYDFS"). Closed Block assets and liabilities are carried on the same basis as similar assets and liabilities held in the General Account.

   The excess of Closed Block liabilities over Closed Block assets (adjusted to exclude the impact of related amounts in AOCI) represents the expected maximum future post-tax earnings from the Closed Block that would be recognized in income from continuing operations over the period the policies and contracts in the Closed Block remain in force. As of January 1, 2001, the Company has developed an actuarial calculation of the expected timing of the Closed Block's earnings.

   If the actual cumulative earnings from the Closed Block are greater than the expected cumulative earnings, only the expected earnings will be recognized in net income. Actual cumulative earnings in excess of expected cumulative earnings at any point in time are recorded as a policyholder dividend obligation because they will ultimately be paid to Closed Block policyholders as an additional policyholder dividend unless offset by future performance that is less favorable than originally expected. If a policyholder dividend obligation has been previously established and the actual Closed Block earnings in a subsequent period are less than the expected earnings for that period, the policyholder dividend obligation would be reduced (but not below zero). If, over the period the policies and contracts in the Closed Block remain in force, the actual cumulative earnings of the Closed Block are less than the expected cumulative earnings, only actual earnings would be recognized in income from continuing operations. If the Closed Block has insufficient funds to make guaranteed policy benefit payments, such payments will be made from assets outside the Closed Block.

   Many expenses related to Closed Block operations, including amortization of DAC, are charged to operations outside of the Closed Block; accordingly, net revenues of the Closed Block do not represent the actual profitability of the Closed Block operations. Operating costs and expenses outside of the Closed Block are, therefore, disproportionate to the business outside of the Closed Block.

   Investments

   The carrying values of fixed maturities classified as available-for-sale ("AFS") are reported at fair value. Changes in fair value are reported in OCI. The amortized cost of fixed maturities is adjusted for impairments in value deemed to be other than temporary which are recognized in Investment gains (losses), net. The redeemable preferred stock investments that are reported in fixed maturities include real estate investment trusts ("REIT"), perpetual preferred stock, and redeemable preferred stock. These securities may not have a stated maturity, may not be cumulative and do not provide for mandatory redemption by the issuer.

   The Company determines the fair values of fixed maturities and equity securities based upon quoted prices in active markets, when available, or through the use of alternative approaches when market quotes are not readily accessible or available. These alternative approaches include matrix or model pricing and use of independent pricing services, each supported by reference to principal market trades or other observable market assumptions for similar securities. More specifically, the matrix pricing approach to fair value is a discounted cash flow methodology that incorporates market interest rates commensurate with the credit quality and duration of the investment.

   The Company's management, with the assistance of its investment advisors, monitors the investment performance of its portfolio and reviews AFS securities with unrealized losses for other-than-temporary impairments ("OTTI"). Integral to this review is an assessment made each quarter, on a security-by-security basis, by the Company's Investments Under Surveillance ("IUS") Committee, of various indicators of credit deterioration to determine whether the investment security is expected to recover. This assessment includes, but is not limited to, consideration of the duration and severity of the unrealized loss, failure, if any, of the issuer of the security to make scheduled payments, actions taken by rating agencies, adverse conditions specifically related to the security or sector, the financial strength, liquidity, and continued viability of the issuer and, for equity securities only, the intent and ability to hold the investment until recovery, and results in identification of specific securities for which OTTI is recognized.

   If there is no intent to sell or likely requirement to dispose of the fixed maturity security before its recovery, only the credit loss component of any resulting OTTI is recognized in earnings (loss) and the remainder of the fair value loss is recognized in OCI. The amount of credit loss is the shortfall of the present value of the cash flows expected to be collected as compared to the amortized cost basis of the security. The present value is calculated by discounting management's best estimate of projected future cash flows at the effective interest rate implicit in the debt security prior to impairment. Projections of future cash flows are based on assumptions regarding probability of default and estimates regarding the amount and timing of recoveries. These assumptions and estimates require use of management judgment and consider internal credit analyses as well as market observable data relevant to the collectability of the security. For mortgage- and asset-backed securities, projected future cash flows also include assumptions regarding prepayments and underlying collateral value.

   Policy loans are stated at unpaid principal balances.

   Partnerships, investment companies and joint venture interests that the Company has control of and has a majority economic interest in or those that meet the requirements for consolidation under accounting guidance for consolidation of VIEs are consolidated. Those that the Company does not have control of and does not have a majority economic interest in and those that do not meet the VIE requirements for consolidation are reported on the equity basis of accounting and are reported either with equity real estate or other equity investments, as appropriate. The Company records its interests in certain of these partnerships on a month or one quarter lag.

   Equity securities, which include common stock, and non-redeemable preferred stock classified as AFS securities, are carried at fair value and are included in other equity investments with changes in fair value reported in OCI.

   Trading securities, which include equity securities and fixed maturities, are carried at fair value based on quoted market prices, with unrealized gains (losses) reported in other investment income (loss) in the statements of Net earnings (loss).

   Corporate owned life insurance ("COLI") has been purchased by AXA Equitable and certain subsidiaries on the lives of certain key employees and AXA Equitable and these subsidiaries are named as beneficiaries under these policies. COLI is carried at the cash surrender value of the policies. At December 31, 2015 and 2014, the carrying value of COLI was $864 million and $803 million, respectively, and is reported in Other invested assets in the consolidated balance sheets.

   Short-term investments are reported at amortized cost that approximates fair value and are included in Other invested assets.

   Cash and cash equivalents includes cash on hand, demand deposits, money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less. Due to the short-term nature of these investments, the recorded value is deemed to approximate fair value.

   All securities owned, including United States government and agency securities, mortgage-backed securities and futures and forwards transactions, are reported in the consolidated financial statements on a trade date basis.

   Derivatives

   Derivatives are financial instruments whose values are derived from interest rates, foreign exchange rates, financial indices, values of securities or commodities, credit spreads, market volatility, expected returns, and liquidity. Values can also be affected by changes in estimates and assumptions, including those related to counterparty behavior and non-performance risk used in valuation models. Derivative financial instruments generally used by the Company include exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options and may be exchange-traded or contracted in the over-the-counter market. All derivative positions are carried in the consolidated balance sheets at fair value, generally by obtaining quoted market prices or through the use of valuation models.

   Freestanding derivative contracts are reported in the consolidated balance sheets either as assets within "Other invested assets" or as liabilities within "Other liabilities." The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related Credit Support Annex ("CSA") have been executed. The Company uses derivatives to manage asset/liability risk and has designated some of those economic relationships under the criteria to qualify for hedge accounting treatment. All changes in the fair value of the Company's freestanding derivative positions not designated to hedge accounting relationships, including net receipts and payments, are included in "Investment income (loss) from derivative instruments" without considering changes in the fair value of the economically associated assets or liabilities.

   The Company is a party to financial instruments and other contracts that contain "embedded" derivative instruments. At inception, the Company assesses whether the economic characteristics of the embedded instrument are "clearly and closely related" to the economic characteristics of the remaining component of the "host contract" and whether a separate instrument with the same terms as the embedded instrument would meet the definition of a derivative instrument. When those criteria are satisfied, the resulting embedded derivative is bifurcated from the host contract, carried in the consolidated balance sheets at fair value, and changes in its fair value are recognized immediately and captioned in the consolidated statements of earnings (loss) according to the nature of the related host contract. For certain financial instruments that contain an embedded derivative that otherwise would need to be bifurcated and reported at fair value, the Company instead may elect to carry the entire instrument at fair value.

   Mortgage Loans on Real Estate ("mortgage loans"):

   Mortgage loans are stated at unpaid principal balances, net of unamortized discounts and valuation allowances. Valuation allowances are based on the present value of expected future cash flows discounted at the loan's original effective interest rate or on its collateral value if the loan is collateral dependent. However, if foreclosure is or becomes probable, the collateral value measurement method is used.

   For commercial and agricultural mortgage loans, an allowance for credit loss is typically recommended when management believes it is probable that principal and interest will not be collected according to the contractual terms. Factors that influence management's judgment in determining allowance for credit losses include the following:

      . Loan-to-value ratio -- Derived from current loan balance divided by the fair market value of the property. An allowance for credit loss is typically recommended when the loan-to-value ratio is in excess of 100%. In the case where the loan-to-value is in excess of 100%, the allowance for credit loss is derived by taking the difference between the fair market value (less cost of sale) and the current loan balance.

      . Debt service coverage ratio -- Derived from actual net operating income divided by annual debt service. If the ratio is below 1.0x, then the income from the property does not support the debt.

      . Occupancy -- Criteria varies by property type but low or below market occupancy is an indicator of sub-par property performance.

      . Lease expirations -- The percentage of leases expiring in the upcoming 12 to 36 months are monitored as a decline in rent and/or occupancy may negatively impact the debt service coverage ratio. In the case of single-tenant properties or properties with large tenant exposure, the lease expiration is a material risk factor.

      . Maturity -- Mortgage loans that are not fully amortizing and have upcoming maturities within the next 12 to 24 months are monitored in conjunction with the capital markets to determine the borrower's ability to refinance the debt and/or pay off the balloon balance.

      . Borrower/tenant related issues -- Financial concerns, potential bankruptcy, or words or actions that indicate imminent default or abandonment of property.

      . Payment status -- current vs. delinquent -- A history of delinquent payments may be a cause for concern.

      . Property condition -- Significant deferred maintenance observed during the lenders annual site inspections.

      . Other -- Any other factors such as current economic conditions may call into question the performance of the loan.

   Mortgage loans also are individually evaluated quarterly by the Company's Investments Under Surveillance ("IUS") Committee for impairment, including an assessment of related collateral value. Commercial mortgages 60 days or more past due and agricultural mortgages 90 days or more past due, as well as all mortgages in the process of foreclosure, are identified as problem mortgages. Based on its monthly monitoring of mortgages, a class of potential problem mortgages are also identified, consisting of mortgage loans not currently classified as problems but for which management has doubts as to the ability of the borrower to comply with the present loan payment terms and which may result in the loan becoming a problem or being restructured. The decision whether to classify a performing mortgage loan as a potential problem involves significant subjective judgments by management as to likely future industry conditions and developments with respect to the borrower or the individual mortgaged property.

   For problem mortgage loans a valuation allowance is established to provide for the risk of credit losses inherent in the lending process. The allowance includes loan specific reserves for mortgage loans determined to be non-performing as a result of the loan review process. A non-performing loan is defined as a loan for which it is probable that amounts due according to the contractual terms of the loan agreement will not be collected. The loan specific portion of the loss allowance is based on the Company's assessment as to ultimate collectability of loan principal and interest. Valuation allowances for a non-performing loan are recorded based on the present value of expected future cash flows discounted at the loan's effective interest rate or based on the fair value of the collateral if the loan is collateral dependent. The valuation allowance for mortgage loans can increase or decrease from period to period based on such factors.

   Impaired mortgage loans without provision for losses are mortgage loans where the fair value of the collateral or the net present value of the expected future cash flows related to the loan equals or exceeds the recorded investment. Interest income earned on mortgage loans where the collateral value is used to measure impairment is recorded on a cash basis. Interest income on mortgage loans where the present value method is used to measure impairment is accrued on the net carrying value amount of the loan at the interest rate used to discount the cash flows. Changes in the present value attributable to changes in the amount or timing of expected cash flows are reported as investment gains or losses.

   Mortgage loans are placed on nonaccrual status once management believes the collection of accrued interest is doubtful. Once mortgage loans are classified as nonaccrual mortgage loans, interest income is recognized under the cash basis of accounting and the resumption of the interest accrual would commence only after all past due interest has been collected or the mortgage loan on real estate has been restructured to where the collection of interest is considered likely. At December 31, 2015 and 2014, the carrying values of commercial mortgage loans that had been classified as nonaccrual mortgage loans were $72 million and $89 million, respectively.

   Troubled Debt Restructuring

   When a loan modification is determined to be a troubled debt restructuring ("TDR"), the impairment of the loan is re-measured by discounting the expected cash flows to be received based on the modified terms using the loan's original effective yield, and the allowance for loss is adjusted accordingly. Subsequent to the modification, income is recognized prospectively based on the modified terms of the mortgage loans. Additionally, the loan continues to be subject to the credit review process noted above.

   Net Investment Income (Loss), Investment Gains (Losses), Net and Unrealized Investment Gains (Losses)

   Realized investment gains (losses) are determined by identification with the specific asset and are presented as a component of revenue. Changes in the valuation allowances are included in Investment gains (losses), net.

   Realized and unrealized holding gains (losses) on trading securities are reflected in Net investment income (loss).

   Unrealized investment gains (losses) on fixed maturities and equity securities designated as AFS held by the Company are accounted for as a separate component of Accumulated Other Comprehensive Income ("AOCI"), net of related deferred income taxes, amounts attributable to certain pension operations, Closed Blocks' policyholders dividend obligation, insurance liability loss recognition and DAC related to universal life ("UL") policies, investment-type products and participating traditional life policies.

   Changes in unrealized gains (losses) reflect changes in fair value of only those fixed maturities and equity securities classified as AFS and do not reflect any change in fair value of policyholders' account balances and future policy benefits.

   Fair Value of Financial Instruments

   Fair value is defined as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. The accounting guidance established a fair value hierarchy that requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value, and identifies three levels of inputs that may be used to measure fair value:

Level 1 Unadjusted quoted prices for identical instruments in active markets. Level 1 fair values generally are supported by market transactions that occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

Level 2 Observable inputs other than Level 1 prices, such as quoted prices for similar instruments, quoted prices in markets that are not active, and inputs to model-derived valuations that are directly observable or can be corroborated by observable market data.

Level 3 Unobservable inputs supported by little or no market activity and often requiring significant management judgment or estimation, such as an entity's own assumptions about the cash flows or other significant components of value that market participants would use in pricing the asset or liability.

   The Company uses unadjusted quoted market prices to measure fair value for those instruments that are actively traded in financial markets. In cases where quoted market prices are not available, fair values are measured using present value or other valuation techniques. The fair value determinations are made at a specific point in time, based on available market information and judgments about the financial instrument, including estimates of the timing and amount of expected future cash flows and the credit standing of counterparties. Such adjustments do not reflect any premium or discount that could result from offering for sale at one time the Company's entire holdings of a particular financial instrument, nor do they consider the tax impact of the realization of unrealized gains or losses. In many cases, the fair value cannot be substantiated by direct comparison to independent markets, nor can the disclosed value be realized in immediate settlement of the instrument.

   Management is responsible for the determination of the value of investments carried at fair value and the supporting methodologies and assumptions. Under the terms of various service agreements, the Company often utilizes independent valuation service providers to gather, analyze, and interpret market information and derive fair values based upon relevant methodologies and assumptions for individual securities. These independent valuation service providers typically obtain data about market transactions and other key valuation model inputs from multiple sources and, through the use of widely accepted valuation models, provide a single fair value measurement for individual securities for which a fair value has been requested. As further described below with respect to specific asset classes, these inputs include, but are not limited to, market prices for recent trades and transactions in comparable securities, benchmark yields, interest rate yield curves, credit spreads, quoted prices for similar securities, and other market-observable information, as applicable. Specific attributes of the security being valued also are considered, including its term, interest rate, credit rating, industry sector, and when applicable, collateral quality and other security- or issuer-specific information. When insufficient market observable information is available upon which to measure fair value, the Company either will request brokers knowledgeable about these securities to provide a non-binding quote or will employ internal valuation models. Fair values received from independent valuation service providers and brokers and those internally modeled or otherwise estimated are assessed for reasonableness. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades.

   Recognition of Insurance Income and Related Expenses

   Deposits related to UL and investment-type contracts are reported as deposits to policyholders' account balances. Revenues from these contracts consist of fees assessed during the period against policyholders' account balances for mortality charges, policy administration charges and surrender charges. Policy benefits and claims that are charged to expense include benefit claims incurred in the period in excess of related policyholders' account balances.

   Premiums from participating and non-participating traditional life and annuity policies with life contingencies generally are recognized in income when due. Benefits and expenses are matched with such income so as to result in the recognition of profits over the life of the contracts. This match is accomplished by means of the provision for liabilities for future policy benefits and the deferral and subsequent amortization of DAC.

   For contracts with a single premium or a limited number of premium payments due over a significantly shorter period than the total period over which benefits are provided, premiums are recorded as revenue when due with any excess profit deferred and recognized in income in a constant relationship to insurance in-force or, for annuities, the amount of expected future benefit payments.

   Premiums from individual health contracts are recognized as income over the period to which the premiums relate in proportion to the amount of insurance protection provided.

   AXA Equitable FMG performs investment advisory and administrative services to investment companies, currently AXA Premier VIP Trust ("VIP Trust"), EQ Advisors Trust ("EQAT"), 1290 Funds, AXA Allocation Funds Trusts and AXA Offshore Multimanager Funds Trust ("Other AXA Trusts"). AXA Equitable FMG has entered into sub-advisory agreements with affiliated and unaffiliated registered investment advisers to provide sub-advisory services to AXA Equitable FMG with respect to certain portfolios of EQAT and the Other AXA Trusts. AXA Equitable FMG's administrative services include, among others, fund accounting and compliance services. AXA Equitable FMG has entered into a sub-administration agreement with JPMorgan Chase Bank, N.A. to provide certain sub-administration services to AXA Equitable FMG as instructed by AXA Equitable FMG. AXA Equitable FMG earns fees related to these services; the fees are calculated as a percentage of assets under management and are recorded in Commissions, fees and other income in the Consolidated statements of earnings (loss) as the related services are performed. Sub-advisory and sub-administrative expenses associated with the services are calculated and recorded as the related services are performed in Other operating costs and expenses in the Consolidated statements of earnings (loss).

   DAC

   Acquisition costs that vary with and are primarily related to the acquisition of new and renewal insurance business, reflecting incremental direct costs of contract acquisition with independent third parties or employees that are essential to the contract transaction, as well as the portion of employee compensation, including payroll fringe benefits and other costs directly related to underwriting, policy issuance and processing, medical inspection, and contract selling for successfully negotiated contracts including commissions, underwriting, agency and policy issue expenses, are deferred. DAC is subject to recoverability testing at the time of policy issue and loss recognition testing at the end of each accounting period.

   After the initial establishment of reserves, premium deficiency and loss recognition tests are performed each period end using best estimate assumptions as of the testing date without provisions for adverse deviation. When the liabilities for future policy benefits plus the present value of expected future gross premiums for the aggregate product group are insufficient to provide for expected future policy benefits and expenses for that line of business (i.e., reserves net of any DAC asset), DAC would first be written off and thereafter, if required, a premium deficiency reserve would be established by a charge to earnings.

   In accordance with the guidance for the accounting and reporting by insurance enterprises for certain long-duration contracts and participating contracts and for realized gains and losses from the sale of investments, current and expected future profit margins for products covered by this guidance are examined regularly in determining the amortization of DAC.

   DAC associated with certain variable annuity products is amortized based on estimated assessments, with DAC on the remainder of variable annuities, UL and investment-type products amortized over the expected total life of the contract group as a constant percentage of estimated gross profits arising principally from investment results, Separate Account fees, mortality and expense margins and surrender charges based on historical and anticipated future experience, updated at the end of each accounting period. When estimated gross profits are expected to be negative for multiple years of a contract life, DAC is amortized using the present value of estimated assessments. The effect on the amortization of DAC of revisions to estimated gross profits or assessments is reflected in earnings (loss) in the period such estimated gross profits or assessments are revised. A decrease in expected gross profits or assessments would accelerate DAC amortization. Conversely, an increase in expected gross profits or assessments would slow DAC amortization. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date.

   A significant assumption in the amortization of DAC on variable annuities and, to a lesser extent, on variable and interest-sensitive life insurance relates to projected future Separate Account performance. Management sets estimated future gross profit or assessment assumptions related to Separate Account performance using a long-term view of expected average market returns by applying a reversion to the mean approach, a commonly used industry practice. This future return approach influences the projection of fees earned, as well as other sources of estimated gross profits. Returns that are higher than expectations for a given period produce higher than expected account balances, increase the fees earned resulting in higher expected future gross profits and lower DAC amortization for the period. The opposite occurs when returns are lower than expected.

   In applying this approach to develop estimates of future returns, it is assumed that the market will return to an average gross long-term return estimate, developed with reference to historical long-term equity market performance. In second quarter 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its Reversion to the Mean ("RTM") assumption from 9.0% to 7.0%. The average gross long-term return measurement start date was also updated to December 31, 2014. Management has set limitations as to maximum and minimum future rate of return assumptions, as well as a limitation on the duration of use of these maximum or minimum rates of return. At December 31, 2015, the average gross short-term and long-term annual return estimate on variable and interest-sensitive life insurance and variable annuities was 7.0% (4.65% net of product weighted average Separate Account fees), and the gross maximum and minimum short-term annual rate of return limitations were 15.0% (12.65% net of product weighted average Separate Account fees) and 0.0% (-2.35% net of product weighted average Separate Account fees), respectively. The maximum duration over which these rate limitations may be applied is 5 years. This approach will continue to be applied in future periods. These assumptions of long-term growth are subject to assessment of the reasonableness of resulting estimates of future return assumptions.

   If actual market returns continue at levels that would result in assuming future market returns of 15.0% for more than 5 years in order to reach the average gross long-term return estimate, the application of the 5 year maximum duration limitation would result in an acceleration of DAC amortization. Conversely, actual market returns resulting in assumed future market returns of 0.0% for more than 5 years would result in a required deceleration of DAC amortization.

   In addition, projections of future mortality assumptions related to variable and interest-sensitive life products are based on a long-term average of actual experience. This assumption is updated quarterly to reflect recent experience as it emerges. Improvement of life mortality in future periods from that currently projected would result in future deceleration of DAC amortization. Conversely, deterioration of life mortality in future periods from that currently projected would result in future acceleration of DAC amortization.

   Other significant assumptions underlying gross profit estimates for UL and investment type products relate to contract persistency and General Account investment spread.

   For participating traditional life policies (substantially all of which are in the Closed Block), DAC is amortized over the expected total life of the contract group as a constant percentage based on the present value of the estimated gross margin amounts expected to be realized over the life of the contracts using the expected investment yield. At December 31, 2015, the average rate of assumed investment yields, excluding policy loans, was 5.1% grading to 4.5% over 10 years. Estimated gross margins include anticipated premiums and investment results less claims and administrative expenses, changes in the net level premium reserve and expected annual policyholder dividends. The effect on the accumulated amortization of DAC of revisions to estimated gross margins is reflected in earnings in the period such estimated gross margins are revised. The effect on the DAC assets that would result from realization of unrealized gains (losses) is recognized with an offset to AOCI in consolidated equity as of the balance sheet date. Many of the factors that affect gross margins are included in the determination of the Company's dividends to these policyholders. DAC adjustments related to participating traditional life policies do not create significant volatility in results of operations as the Closed Block recognizes a cumulative policyholder dividend obligation expense in "Policyholders' dividends," for the excess of actual cumulative earnings over expected cumulative earnings as determined at the time of demutualization.

   DAC associated with non-participating traditional life policies is amortized in proportion to anticipated premiums. Assumptions as to anticipated premiums are estimated at the date of policy issue and are consistently applied during the life of the contracts. Deviations from estimated experience are reflected in earnings (loss) in the period such deviations occur. For these contracts, the amortization periods generally are for the total life of the policy. DAC related to these policies is subject to recoverability testing as part of the Company's premium deficiency testing. If a premium deficiency exists, DAC is reduced by the amount of the deficiency or to zero through a charge to current period earnings (loss). If the deficiency exceeds the DAC balance, the reserve for future policy benefits is increased by the excess, reflected in earnings (loss) in the period such deficiency occurs.

   Contractholder Bonus Interest Credits

   Contractholder bonus interest credits are offered on certain deferred annuity products in the form of either immediate bonus interest credited or enhanced interest crediting rates for a period of time. The interest crediting expense associated with these contractholder bonus interest credits is deferred and amortized over the lives of the underlying contracts in a manner consistent with the amortization of DAC. Unamortized balances are included in Other assets.

   Policyholders' Account Balances and Future Policy Benefits

   Policyholders' account balances for UL and investment-type contracts are equal to the policy account values. The policy account values represent an accumulation of gross premium payments plus credited interest less expense and mortality charges and withdrawals.

   The Company has issued and continues to offer certain variable annuity products with GMDB and Guaranteed income benefit ("GIB") features. The Company previously issued certain variable annuity products with Guaranteed withdrawal benefit for life ("GWBL") and other features. The Company also issues certain variable annuity products that contain a GMIB feature which, if elected by the policyholder after a stipulated waiting period from contract issuance, guarantees a minimum lifetime annuity based on predetermined annuity purchase rates that may be in excess of what the contract account value can purchase at then-current annuity purchase rates. This minimum lifetime annuity is based on predetermined annuity purchase rates applied to a GMIB base. Reserves for GMDB and GMIB obligations are calculated on the basis of actuarial assumptions related to projected benefits and related contract charges generally over the lives of the contracts. The determination of this estimated liability is based on models that involve numerous estimates and subjective judgments, including those regarding expected market rates of return and volatility, contract surrender and withdrawal rates, mortality experience, and, for contracts with the GMIB feature, GMIB election rates. Assumptions regarding Separate Account performance used for purposes of this calculation are set using a long-term view of expected average market returns by applying a reversion to the mean approach, consistent with that used for DAC amortization. There can be no assurance that actual experience will be consistent with management's estimates.

   For reinsurance contracts other than those covering GMIB exposure, reinsurance recoverable balances are calculated using methodologies and assumptions that are consistent with those used to calculate the direct liabilities.

   For participating traditional life policies, future policy benefit liabilities are calculated using a net level premium method on the basis of actuarial assumptions equal to guaranteed mortality and dividend fund interest rates. The liability for annual dividends represents the accrual of annual dividends earned. Terminal dividends are accrued in proportion to gross margins over the life of the contract.

   For non-participating traditional life insurance policies, future policy benefit liabilities are estimated using a net level premium method on the basis of actuarial assumptions as to mortality, persistency and interest established at policy issue. Assumptions established at policy issue as to mortality and persistency are based on the Company's experience that, together with interest and expense assumptions, includes a margin for adverse deviation. Benefit liabilities for traditional annuities during the accumulation period are equal to accumulated contractholders' fund balances and, after annuitization, are equal to the present value of expected future payments. Interest rates used in establishing such liabilities range from 5.0% to 6.3% (weighted average of 5.1%) for approximately 99.0% of life insurance liabilities and from 1.6% to 6.5% (weighted average of 5.1%) for annuity liabilities.

   Individual health benefit liabilities for active lives are estimated using the net level premium method and assumptions as to future morbidity, withdrawals and interest. Benefit liabilities for disabled lives are estimated using the present value of benefits method and experience assumptions as to claim terminations, expenses and interest. While management believes its disability income ("DI") reserves have been calculated on a reasonable basis and are adequate, there can be no assurance reserves will be sufficient to provide for future liabilities.

   When the liabilities for future policy benefits plus the present value of expected future gross premiums for a product are insufficient to provide for expected future policy benefits and expenses for that product, DAC is written off and thereafter, if required, a premium deficiency reserve is established by a charge to earnings.

   Funding agreements are reported in Policyholders' account balances in the consolidated balance sheets. As a member of the Federal Home Loan Bank of New York ("FHLBNY"), AXA Equitable has access to collateralized borrowings. AXA Equitable may also issue funding agreements to the FHLBNY. Both the collateralized borrowings and funding agreements would require AXA Equitable to pledge qualified mortgage-backed assets and/or government securities as collateral. As entering into FHLBNY membership, borrowings and funding agreements requires the ownership of FHLB stock, AXA Equitable has purchased FHLBNY stock of $31 million, as of December 31, 2015. At December 31, 2015, AXA Equitable had $500 million of outstanding funding agreements with the FHLBNY. These funding agreements were used for asset liability management purposes. For other instruments used for asset liability management purposes, see "Derivative and offsetting assets and liabilities" included in
   Note 3.

   Accounting for Variable Annuities with GMDB and GMIB Features

   Future claims exposure on products with guaranteed minimum death benefit ("GMDB") and guaranteed minimum income benefit ("GMIB") features are sensitive to movements in the equity markets and interest rates. The Company has in place various hedging programs utilizing derivatives that are designed to mitigate the impact of movements in equity markets and interest rates. These various hedging programs do not qualify for hedge accounting treatment. As a result, changes in the value of the derivatives will be recognized in the period in which they occur while offsetting changes in reserves and deferred policy acquisition costs ("DAC") will be recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   GMIB reinsurance contracts are used to cede to affiliated and non-affiliated reinsurers a portion of the exposure on variable annuity products that offer the GMIB feature. The GMIB reinsurance contracts are accounted for as derivatives and are reported at fair value. Gross reserves for GMIB are calculated on the basis of assumptions related to projected benefits and related contract charges over the lives of the contracts and therefore will not immediately reflect the offsetting impact on future claims exposure resulting from the same capital market and/or interest rate fluctuations that cause gains or losses on the fair value of the GMIB reinsurance contracts. The changes in the fair value of the

   GMIB reinsurance contracts are recorded in the period in which they occur while offsetting changes in gross reserves and DAC for GMIB are recognized over time in accordance with policies described below under "Policyholders' Account Balances and Future Policy Benefits" and "DAC". These differences in recognition contribute to earnings volatility.

   Policyholders' Dividends

   The amount of policyholders' dividends to be paid (including dividends on policies included in the Closed Block) is determined annually by AXA Equitable's board of directors. The aggregate amount of policyholders' dividends is related to actual interest, mortality, morbidity and expense experience for the year and judgment as to the appropriate level of statutory surplus to be retained by AXA Equitable.

   At December 31, 2015, participating policies, including those in the Closed Block, represent approximately 5.2% ($18,599 million) of directly written life insurance in-force, net of amounts ceded.

   Separate Accounts

   Generally, Separate Accounts established under New York State Insurance Law are not chargeable with liabilities that arise from any other business of AXA Equitable. Separate Accounts assets are subject to General Account claims only to the extent Separate Accounts assets exceed Separate Accounts liabilities. Assets and liabilities of the Separate Accounts represent the net deposits and accumulated net investment earnings (loss) less fees, held primarily for the benefit of contractholders, and for which the Company does not bear the investment risk. Separate Accounts' assets and liabilities are shown on separate lines in the consolidated balance sheets. Assets held in Separate Accounts are reported at quoted market values or, where quoted values are not readily available or accessible for these securities, their fair value measures most often are determined through the use of model pricing that effectively discounts prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. The assets and liabilities of seven Separate Accounts are presented and accounted for as General Account assets and liabilities due to the fact that not all of the investment performance in those Separate Accounts is passed through to policyholders. Investment assets in these Separate Accounts principally consist of fixed maturities that are classified as AFS in the accompanying consolidated financial statements. These Separate Accounts are combined on a line-by-line basis with the Company's General Account assets, liabilities, revenues and expenses and the accounting for these investments is consistent with the methodologies described herein for similar financial instruments held within the General Account.

   The investment results of Separate Accounts, including unrealized gains (losses), on which the Company does not bear the investment risk are reflected directly in Separate Accounts liabilities. Investment performance (including investment income, net investment gains (losses) and changes in unrealized gains (losses)) and the corresponding amounts credited to contractholders of such Separate Accounts are offset within the same line in the consolidated statements of earnings (loss). For 2015, 2014 and 2013, investment results of such Separate Accounts were gains (losses) of $1,148 million, $5,959 million and $19,022 million, respectively.

   Deposits to Separate Accounts are reported as increases in Separate Accounts liabilities and are not reported in revenues. Mortality, policy administration and surrender charges on all policies including those funded by Separate Accounts are included in revenues.

   The Company reports the General Account's interests in Separate Accounts as Other equity investments in the consolidated balance sheets.

   Recognition of Investment Management Revenues and Related Expenses

   Commissions, fees and other income principally include the Investment Management segment's investment advisory and service fees, distribution revenues and institutional research services revenue. Investment advisory and service base fees, generally calculated as a percentage, referred to as basis points ("BPs"), of assets under management, are recorded as revenue as the related services are performed; they include brokerage transactions charges received by Sanford C. Bernstein & Co. LLC ("SCB LLC") for certain retail, private client and institutional investment client transactions. Certain investment advisory contracts, including those associated with hedge funds, provide for a performance-based fee, in addition to or in lieu of a base fee which is calculated as either a percentage of absolute investment results or a percentage of the investment results in excess of a stated benchmark over a specified period of time. Performance-based fees are recorded as a component of revenue at the end of each contract's measurement period. Institutional research services revenue consists of brokerage transaction charges received by SCB LLC and Sanford C. Bernstein Limited ("SCBL") for independent research and brokerage-related services provided to institutional investors. Brokerage transaction charges earned and related expenses are recorded on a trade date basis. Distribution revenues and shareholder servicing fees are accrued as earned.

   Commissions paid to financial intermediaries in connection with the sale of shares of open-end AB sponsored mutual funds sold without a front-end sales charge ("back-end load shares") are capitalized as deferred sales commissions and amortized over periods not exceeding five and one-half years for U.S. fund shares and four years for non-U.S. fund shares, the periods of time during which the deferred sales commissions are generally recovered. These commissions are recovered from distribution services fees received from those funds and from contingent deferred sales commissions ("CDSC") received from shareholders of those funds upon the redemption of their shares. CDSC cash recoveries are recorded as reductions of unamortized deferred sales commissions when received. Effective January 31, 2009, back-end load shares are no longer offered to new investors by AB's U.S. funds. Management tests the deferred sales commission asset for recoverability quarterly and determined that the balance as of December 31, 2015 was not impaired.

   AB's management determines recoverability by estimating undiscounted future cash flows to be realized from this asset, as compared to its recorded amount, as well as the estimated remaining life of the deferred sales commission asset over which undiscounted future cash flows are expected to be received. Undiscounted future cash flows consist of ongoing distribution services fees and CDSC. Distribution services fees are calculated as a percentage of average assets under management related to back-end load shares. CDSC are based on the lower of cost or current value, at the time of redemption, of back-end load shares redeemed and the point at which redeemed during the applicable minimum holding period under the mutual fund distribution system.

   Significant assumptions utilized to estimate future average assets under management and undiscounted future cash flows from back-end load shares include expected future market levels and redemption rates. Market assumptions are selected using a long-term view of expected average market returns based on historical returns of broad market indices. Future redemption rate assumptions are determined by reference to actual redemption experience over the five-year, three-year and one-year periods and current quarterly periods ended December 31, 2015. These assumptions are updated periodically. Estimates of undiscounted future cash flows and the remaining life of the deferred sales commission asset are made from these assumptions and the aggregate undiscounted cash flows are compared to the recorded value of the deferred sales commission asset. If AB's management determines in the future that the deferred sales commission asset is not recoverable, an impairment condition would exist and a loss would be measured as the amount by which the recorded amount of the asset exceeds its estimated fair value. Estimated fair value is determined using AB's management's best estimate of future cash flows discounted to a present value amount.

   Goodwill and Other Intangible Assets

   Goodwill represents the excess of the purchase price over the fair value of identifiable net assets of acquired companies, and relates principally to the acquisition of SCB Inc., an investment research and management company formerly known as Sanford C. Bernstein Inc. ("Bernstein Acquisition") and the purchase of units of the limited partnership interest in AB ("AB Units"). In accordance with the guidance for Goodwill and Other Intangible Assets, goodwill is tested annually for impairment and at interim periods if events or circumstances indicate an impairment could have occurred.

   Intangible assets related to the Bernstein Acquisition and purchases of AB Units include values assigned to contracts of businesses acquired based on their estimated fair value at the time of acquisition, less accumulated amortization. These intangible assets are generally amortized on a straight-line basis over their estimated useful life of approximately 20 years. All intangible assets are periodically reviewed for impairment as events or changes in circumstances indicate that the carrying value may not be recoverable. If the carrying value exceeds fair value, additional impairment tests are performed to measure the amount of the impairment loss, if any.

   Other Accounting Policies

   Capitalized internal-use software, included in Other assets in the consolidated balance sheets, is amortized on a straight-line basis over the estimated useful life of the software that ranges between three and five years. If an impairment is determined to have occurred, software capitalization is accelerated for the remaining balance deemed to be impaired.

   AXA Financial and certain of its consolidated subsidiaries and affiliates, including the Company, file a consolidated Federal income tax return. The Company provides for Federal and state income taxes currently payable, as well as those deferred due to temporary differences between the financial reporting and tax bases of assets and liabilities. Current Federal income taxes are charged or credited to operations based upon amounts estimated to be payable or recoverable as a result of taxable operations for the current year. Deferred income tax assets and liabilities are recognized based on the difference between financial statement carrying amounts and income tax bases of assets and liabilities using enacted income tax rates and laws. Valuation allowances are established when management determines, based on available information, that it is more likely than not that deferred tax assets will not be realized.

   Under accounting for uncertainty in income taxes guidance, the Company determines whether it is more likely than not that a tax position will be sustained upon examination by the appropriate taxing authorities before any part of the benefit can be recorded in the consolidated financial statements. Tax positions are then measured at the largest amount of benefit that is greater than 50% likely of being realized upon settlement.

   Out of Period Adjustments

   In 2015, the Company recorded several out-of-period adjustments ("OOPA") in its financial statements These OOPAs resulted in understating the 2015 total revenues by $112 million, and understated total benefits and other deductions by $51 million. These OOPAs primarily related to errors in the models used to calculate the initial fee liability amortization, affiliated ceded reserves and deferred cost of reinsurance for certain of its variable and interest sensitive life ("VISL") products. In addition, the Company recorded an OOPA in 2015 related an error in the model used to calculate the deferred cost of reinsurance with an un-affiliated reinsurer related to the reinsurance of the Company's Disability Insurance ("DI") business. As a result of these OOPAs, the 2015 earnings (loss) from operations, before income tax was understated by $61 million, and the net earnings were understated by $40 million.

   In 2014, the Company recorded several OOPAs in its financial statements. The Company refined the models used to calculate the fair value of the GMIB reinsurance asset and the GMIB and GMDB liabilities. In addition, the Company recorded an OOPA related to an understatement of the dividend of AB Units by AXA Equitable to AXA Financial during the year ended December 31, 2013 and the related deferred tax liability for the excess of the fair value of the AB Unit dividend over the recorded value. The net impact of the corrections to AXA Equitable's shareholders' equity and Net earnings was a decrease of $1 million and an increase of $73 million, respectively.

   Management has evaluated the impact of all OOPAs both individually and in the aggregate and concluded they are not material to any previously reported quarterly or annual financial statements, or to the periods in which they were corrected.

   Assumption Updates and Refinements

   In 2015, expectations of long-term lapse and partial withdrawal rates for variable annuities with GMDB and GMIB guarantees were updated based on emerging experience. This update increases expected future claim costs and the fair value of the GMIB reinsurance contract asset. Also in 2015, expectations of GMIB election rates were lowered for certain ages based on emerging experience. This decreases the expected future GMIB claim cost and the fair value of the GMIB reinsurance contract asset, while increasing the expected future GMDB claim cost. The impact of these assumption updates in 2015 were a net decrease in the fair value of the GMIB reinsurance contract asset of $746 million, a decrease in the GMDB/GMIB reserves of $637 million and a decrease in the amortization of DAC of $17 million. In 2015, the after tax impacts of these assumption updates decreased Net earnings by approximately $60 million.

   Effective March 2016, the Company will raise cost of insurance ("COI") rates for certain UL policies issued between 2004 and 2007 which have both issue ages 70 and above and a current face value amount of $1 million and above. The Company is raising the COI rates for these policies as management expects future mortality and investment experience to be less favorable than what was anticipated when the current schedule of COI rates was established. This COI rate increase is larger than the increase that previously had been anticipated in management's reserve assumptions. As a result management updated the assumption to reflect the actual COI rate increase, resulting in a $46 million increase to net earnings for the year ended December 31, 2015.

   Additionally in 2015, based upon management's current expectations of interest rates and future fund growth, the Company updated its RTM assumption used to calculate GMDB/GMIB and VISL reserves and amortization of DAC from 9.0% to 7.0%. The impact of this assumption update in 2015 was an increase in GMIB/GMDB reserves of $723 million, an increase in VISL reserves of $29 million and decrease in amortization of DAC of $67 million. In 2015, the after tax impact of this assumption update decreased Net earnings by approximately $445 million.

   In 2014, the Company updated its assumptions of future GMIB costs as a result of lower expected short term lapses for those policyholders who did not accept the GMIB buyout offer that expired in third quarter 2014. The impacts of this refinement in 2014 resulted in an increase in the fair value of the GMIB reinsurance asset of $62 million and an increase in the GMIB reserves of $16 million. In 2014, the after DAC and after tax impact of this assumption update increased Net earnings by approximately $30 million.

   In addition, in 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and guaranteed minimum accumulation benefit ("GMAB") liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements in 2014 were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively. In 2014, the after DAC and after tax impact of this refinements increased Net earnings by approximately $307 million.

3) INVESTMENTS

   Fixed Maturities and Equity Securities

   The following table provides information relating to fixed maturities and equity securities classified as AFS:

                AVAILABLE-FOR-SALE SECURITIES BY CLASSIFICATION

                                                          GROSS      GROSS
                                              AMORTIZED UNREALIZED UNREALIZED                OTTI
                                                COST      GAINS      LOSSES   FAIR VALUE  IN AOCI/(3)/
                                              --------- ---------- ---------- ----------- -----------
                                                                   (IN MILLIONS)
DECEMBER 31, 2015
-----------------
Fixed Maturity Securities:
  Public corporate........................... $  12,890  $     688 $      202 $    13,376 $        --
  Private corporate..........................     6,818        232        124       6,926          --
  U.S. Treasury, government and agency.......     8,800        280        305       8,775          --
  States and political subdivisions..........       437         68          1         504          --
  Foreign governments........................       397         36         18         415          --
  Commercial mortgage-backed.................       591         29         87         533           9
  Residential mortgage-backed/(1)/...........       608         32         --         640          --
  Asset-backed/(2)/..........................        68         10          1          77           3
  Redeemable preferred stock.................       592         57          2         647          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    31,201      1,432        740      31,893          12

Equity securities............................        34         --          2          32          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2015................... $  31,235  $   1,432 $      742 $    31,925 $        12
                                              =========  ========= ========== =========== ===========

December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $  13,808  $   1,140 $       51 $    14,897 $        --
  Private corporate..........................     6,934        409         20       7,323          --
  U.S. Treasury, government and agency.......     6,685        672         26       7,331          --
  States and political subdivisions..........       441         78         --         519          --
  Foreign governments........................       405         48          7         446          --
  Commercial mortgage-backed.................       855         22        142         735          10
  Residential mortgage-backed/(1)/...........       752         43         --         795          --
  Asset-backed/(2)/..........................        86         14          1          99           3
  Redeemable preferred stock.................       829         70         10         889          --
                                              ---------  --------- ---------- ----------- -----------
   Total Fixed Maturities....................    30,795      2,496        257      33,034          13

Equity securities............................        36          2         --          38          --
                                              ---------  --------- ---------- ----------- -----------

Total at December 31, 2014................... $  30,831  $   2,498 $      257 $    33,072 $        13
                                              =========  ========= ========== =========== ===========

  /(1)/Includes publicly traded agency pass-through securities and collateralized mortgage obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans. /(3)/Amounts represent OTTI losses in AOCI, which were not included in earnings (loss) in accordance with current accounting guidance.

   The contractual maturities of AFS fixed maturities (excluding redeemable preferred stock) at December 31, 2015 are shown in the table below. Bonds not due at a single maturity date have been included in the table in the final year of maturity. Actual maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                      AVAILABLE-FOR-SALE FIXED MATURITIES
                  CONTRACTUAL MATURITIES AT DECEMBER 31, 2015

                                              AMORTIZED
                                                COST     FAIR VALUE
                                              ---------- ----------
                                                  (IN MILLIONS)
Due in one year or less...................... $    1,469 $    1,486
Due in years two through five................      7,012      7,395
Due in years six through ten.................     10,429     10,406
Due after ten years..........................     10,432     10,709
                                              ---------- ----------
   Subtotal..................................     29,342     29,996
Commercial mortgage-backed securities........        591        533
Residential mortgage-backed securities.......        608        640
Asset-backed securities......................         68         77
                                              ---------- ----------
Total........................................ $   30,609 $   31,246
                                              ========== ==========

   The following table shows proceeds from sales, gross gains (losses) from sales and OTTI for AFS fixed maturities during 2015, 2014 and 2013:

                                                      December 31,
                                              ---------------------------
                                                2015     2014      2013
                                              -------  -------  ---------
                                                     (IN MILLIONS)
Proceeds from sales.......................... $   979  $   716  $   3,220
                                              =======  =======  =========
Gross gains on sales......................... $    33  $    21  $      71
                                              =======  =======  =========
Gross losses on sales........................ $    (8) $    (9) $     (88)
                                              =======  =======  =========
Total OTTI................................... $   (41) $   (72) $     (81)
Non-credit losses recognized in OCI..........      --       --         15
                                              -------  -------  ---------
Credit losses recognized in earnings (loss).. $   (41) $   (72) $     (66)
                                              =======  =======  =========

   The following table sets forth the amount of credit loss impairments on fixed maturity securities held by the Company at the dates indicated and the corresponding changes in such amounts.

                  FIXED MATURITIES -- CREDIT LOSS IMPAIRMENTS

                                                               2015      2014
                                                             --------  --------
                                                                (IN MILLIONS)
Balances at January 1,...................................... $   (254) $   (370)
Previously recognized impairments on securities that
  matured, paid, prepaid or sold............................       97       188
Recognized impairments on securities impaired to fair value
  this period/(1)/..........................................      (11)       --
Impairments recognized this period on securities not
  previously impaired.......................................      (22)      (41)
Additional impairments this period on securities previously
  impaired..................................................       (8)      (31)
Increases due to passage of time on previously recorded
  credit losses.............................................       --        --
Accretion of previously recognized impairments due to
  increases in expected cash flows..........................       --        --
                                                             --------  --------
Balances at December 31,.................................... $   (198) $   (254)
                                                             ========  ========

  /(1)/Represents circumstances where the Company determined in the current period that it intends to sell the security or it is more likely than not that it will be required to sell the security before recovery of the security's amortized cost.

   Net unrealized investment gains (losses) on fixed maturities and equity securities classified as AFS are included in the consolidated balance sheets as a component of AOCI. The table below presents these amounts as of the dates indicated:

                                                  DECEMBER 31,
                                               ------------------
                                                 2015     2014
                                               -------  ---------
                                                 (IN MILLIONS)
AFS Securities:
  Fixed maturities:
   With OTTI loss............................. $    16  $      10
   All other..................................     676      2,229
  Equity securities...........................      (2)         2
                                               -------  ---------
Net Unrealized Gains (Losses)................. $   690  $   2,241
                                               =======  =========

   Changes in net unrealized investment gains (losses) recognized in AOCI include reclassification adjustments to reflect amounts realized in Net earnings (loss) for the current period that had been part of OCI in earlier periods. The tables that follow below present a rollforward of net unrealized investment gains (losses) recognized in AOCI, split between amounts related to fixed maturity securities on which an OTTI loss has been recognized, and all other:

      NET UNREALIZED GAINS (LOSSES) ON FIXED MATURITIES WITH OTTI LOSSES

                                                                                                    AOCI GAIN
                                                   NET                                                (LOSS)
                                               UNREALIZED                             DEFERRED      RELATED TO
                                                  GAIN                                 INCOME     NET UNREALIZED
                                               (LOSSES) ON            POLICYHOLDERS   TAX ASSET     INVESTMENT
                                               INVESTMENTS     DAC     LIABILITIES   (LIABILITY)  GAINS (LOSSES)
                                              -------------  -------  -------------  -----------  --------------
                                                                         (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $          10  $    --  $          --  $        (4) $            6
Net investment gains (losses) arising during
  the period.................................            (7)      --             --           --              (7)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            13       --             --           --              13
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       --             --           --              --
   Deferred income taxes.....................            --       --             --           (1)             (1)
   Policyholders liabilities.................            --       --             (4)          --              (4)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2015................... $          16  $    --  $          (4) $        (5) $            7
                                              =============  =======  =============  ===========  ==============

BALANCE, JANUARY 1, 2014..................... $         (28) $     2  $          10  $         5  $          (11)
Net investment gains (losses) arising during
  the period.................................            (1)      --             --           --              (1)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            39       --             --           --              39
   Excluded from Net earnings (loss)/(1)/....            --       --             --           --              --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --       (2)            --           --              (2)
   Deferred income taxes.....................            --       --             --           (9)             (9)
   Policyholders liabilities.................            --       --            (10)          --             (10)
                                              -------------  -------  -------------  -----------  --------------
BALANCE, DECEMBER 31, 2014................... $          10  $    --  $          --  $        (4) $            6
                                              =============  =======  =============  ===========  ==============

  /(1)/Represents "transfers in" related to the portion of OTTI losses recognized during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

          ALL OTHER NET UNREALIZED INVESTMENT GAINS (LOSSES) IN AOCI

                                                   NET                                                  AOCI GAIN (LOSS)
                                               UNREALIZED                                 DEFERRED         RELATED TO
                                                  GAINS                                    INCOME        NET UNREALIZED
                                               (LOSSES) ON              POLICYHOLDERS     TAX ASSET        INVESTMENT
                                               INVESTMENTS      DAC      LIABILITIES     (LIABILITY)     GAINS (LOSSES)
                                              -------------  ---------  -------------  ---------------  ----------------
                                                                             (IN MILLIONS)
BALANCE, JANUARY 1, 2015..................... $       2,231  $    (122) $        (368) $          (610) $          1,131
Net investment gains (losses) arising during
  the period.................................        (1,562)        --             --               --            (1,562)
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........             5         --             --               --                 5
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --         40             --               --                40
   Deferred income taxes.....................            --         --             --              477               477
   Policyholders liabilities.................            --         --            155               --               155
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2015................... $         674  $     (82) $        (213) $          (133) $            246
                                              =============  =========  =============  ===============  ================

BALANCE, JANUARY 1, 2014..................... $         607  $    (107) $        (245) $           (90) $            165
Net investment gains (losses) arising during
  the period.................................         1,606         --             --               --             1,606
Reclassification adjustment for OTTI losses:
   Included in Net earnings (loss)...........            18         --             --               --                18
   Excluded from Net earnings (loss)/(1)/....            --         --             --               --                --
Impact of net unrealized investment gains
  (losses) on:
   DAC.......................................            --        (15)            --               --               (15)
   Deferred income taxes.....................            --         --             --             (520)             (520)
   Policyholders liabilities.................            --         --           (123)              --              (123)
                                              -------------  ---------  -------------  ---------------  ----------------
BALANCE, DECEMBER 31, 2014................... $       2,231  $    (122) $        (368) $          (610) $          1,131
                                              =============  =========  =============  ===============  ================

  /(1)/Represents "transfers out" related to the portion of OTTI losses during the period that were not recognized in earnings (loss) for securities with no prior OTTI loss.

   The following tables disclose the fair values and gross unrealized losses of the 810 issues at December 31, 2015 and the 601 issues at December 31, 2014 of fixed maturities that are not deemed to be other-than-temporarily impaired, aggregated by investment category and length of time that individual securities have been in a continuous unrealized loss position for the specified periods at the dates indicated:

                                                LESS THAN 12 MONTHS    12 MONTHS OR LONGER          TOTAL
                                              ----------------------- --------------------- ---------------------
                                                            GROSS                  GROSS                 GROSS
                                                          UNREALIZED             UNREALIZED            UNREALIZED
                                              FAIR VALUE    LOSSES    FAIR VALUE   LOSSES   FAIR VALUE   LOSSES
                                              ---------- ------------ ---------- ---------- ---------- ----------
                                                                         (IN MILLIONS)
DECEMBER 31, 2015:
------------------
Fixed Maturity Securities:
  Public corporate........................... $    3,091 $        129 $      359 $       73 $    3,450 $      202
  Private corporate..........................      1,926          102        184         22      2,110        124
  U.S. Treasury, government and agency.......      3,538          305         --         --      3,538        305
  States and political subdivisions..........         19            1         --         --         19          1
  Foreign governments........................         73            7         39         11        112         18
  Commercial mortgage-backed.................         67            2        261         85        328         87
  Residential mortgage-backed................         11           --         29         --         40         --
  Asset-backed...............................         11           --         17          1         28          1
  Redeemable preferred stock.................         43           --         40          2         83          2
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    8,779 $        546 $      929 $      194 $    9,708 $      740
                                              ========== ============ ========== ========== ========== ==========
December 31, 2014:
------------------
Fixed Maturity Securities:
  Public corporate........................... $      687 $         18 $      794 $       33 $    1,481 $       51
  Private corporate..........................        627           11        254          9        881         20
  U.S. Treasury, government and agency.......        280            6        373         20        653         26
  States and political subdivisions..........         21           --         --         --         21         --
  Foreign governments........................         27            1         65          6         92          7
  Commercial mortgage-backed.................         37            2        355        140        392        142
  Residential mortgage-backed................         --           --         35         --         35         --
  Asset-backed...............................         --           --         20          1         20          1
  Redeemable preferred stock.................         42           --        169         10        211         10
                                              ---------- ------------ ---------- ---------- ---------- ----------

Total........................................ $    1,721 $         38 $    2,065 $      219 $    3,786 $      257
                                              ========== ============ ========== ========== ========== ==========

   The Company's investments in fixed maturity securities do not include concentrations of credit risk of any single issuer greater than 10% of the consolidated equity of AXA Equitable, other than securities of the U.S. government, U.S. government agencies, and certain securities guaranteed by the U.S. government. The Company maintains a diversified portfolio of corporate securities across industries and issuers and does not have exposure to any single issuer in excess of 0.3% of total investments. The largest exposures to a single issuer of corporate securities held at December 31, 2015 and 2014 were $157 million and $146 million, respectively. Corporate high yield securities, consisting primarily of public high yield bonds, are classified as other than investment grade by the various rating agencies, i.e., a rating below Baa3/BBB- or the National Association of Insurance Commissioners ("NAIC") designation of 3 (medium grade), 4 or 5 (below investment grade) or 6 (in or near default). At December 31, 2015 and 2014, respectively, approximately $1,310 million and $1,788 million, or 4.2% and 5.8%, of the $31,201 million and $30,795 million aggregate amortized cost of fixed maturities held by the Company were considered to be other than investment grade. These securities had net unrealized losses of $97 million and $85 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, the $194 million and $219 million of gross unrealized losses of twelve months or more were concentrated in corporate and commercial mortgage-backed securities. In accordance with the policy described in Note 2, the Company concluded that an adjustment to earnings for OTTI for these securities was not warranted at either
   December 31, 2015 or 2014. As of December 31, 2015, the Company did not intend to sell the securities nor will it likely be required to dispose of the securities before the anticipated recovery of their remaining amortized cost basis.

   The Company does not originate, purchase or warehouse residential mortgages and is not in the mortgage servicing business. The Company's fixed maturity investment portfolio includes residential mortgage backed securities ("RMBS") backed by subprime and Alt-A residential mortgages, comprised of loans made by banks or mortgage lenders to residential borrowers with lower credit ratings. The criteria used to categorize such subprime borrowers include Fair Isaac Credit Organization ("FICO") scores, interest rates charged, debt-to-income ratios and loan-to-value ratios. Alt-A residential mortgages are mortgage loans where the risk profile falls between prime and subprime;

   borrowers typically have clean credit histories but the mortgage loan has an increased risk profile due to higher loan-to-value and debt-to-income ratios and/or inadequate documentation of the borrowers' income. At December 31, 2015 and 2014, respectively, the Company owned $7 million and $8 million in RMBS backed by subprime residential mortgage loans, and $6 million and $7 million in RMBS backed by Alt-A residential mortgage loans. RMBS backed by subprime and Alt-A residential mortgages are fixed income investments supporting General Account liabilities.

   At December 31, 2015, the carrying value of fixed maturities that were non-income producing for the twelve months preceding that date was $8 million.

   At December 31, 2015 and 2014, respectively, the amortized cost of the Company's trading account securities was $6,866 million and $5,160 million with respective fair values of $6,805 million and $5,143 million. Also at December 31, 2015 and 2014, respectively, Other equity investments included the General Account's investment in Separate Accounts which had carrying values of $82 million and $197 million and costs of $72 million and $185 million as well as other equity securities with carrying values of $32 million and $38 million and costs of $34 million and $36 million.

   Net unrealized and realized gains (losses) on trading account equity securities are included in Net investment income (loss) in the consolidated statements of earnings (loss). The table below shows a breakdown of Net investment income from trading account securities during the year ended 2015 and 2014:

             NET INVESTMENT INCOME (LOSS) FROM TRADING SECURITIES

                                                 TWELVE MONTHS ENDED
                                              --------------------------
                                              DECEMBER 31,  December 31,
                                                  2015          2014
                                              ------------  ------------
                                                    (IN MILLIONS)
Net investment gains (losses) recognized
  during the period on securities held at
  the end of the period...................... $        (63) $         --
Net investment gains (losses) recognized on
  securities sold during the period..........           20            22
                                              ------------  ------------
Unrealized and realized gains (losses) on
  trading securities.........................          (43)           22
Interest and dividend income from trading
  securities.................................           60            41
                                              ------------  ------------
Net investment income (loss) from trading
  securities................................. $         17  $         63
                                              ============  ============

   MORTGAGE LOANS

   The payment terms of mortgage loans may from time to time be restructured or modified.

   Troubled Debt Restructurings

   The investment in troubled debt restructured mortgage loans, based on amortized cost, amounted to $16 million and $93 million at December 31, 2015 and 2014, respectively. Gross interest income on these loans included in net investment income (loss) totaled $1 million, $1 million and $2 million in 2015, 2014 and 2013, respectively. Gross interest income on restructured mortgage loans that would have been recorded in accordance with the original terms of such loans amounted to $0 million, $4 million and $7 million in 2015, 2014 and 2013, respectively. The TDR mortgage loan shown in the table below has been modified four times since 2011. The modifications were to extend the maturity from its original maturity of November 5, 2014 to December 5, 2016 and to extend interest only payments through maturity. In November 2015, the recorded investment was reduced by $45 million in conjunction with the sale of majority of the underlying collateral and $32 million from a charge-off. The remaining $16 million mortgage loan balance reflects the value of the remaining underlying collateral and cash held in escrow, supporting the mortgage loan. Since the fair market value of the underlying real estate and cash held in escrow collateral is the primary factor in determining the allowance for credit losses, modifications of loan terms typically have no direct impact on the allowance for credit losses, and therefore, no impact on the financial statements.

                 TROUBLED DEBT RESTRUCTURING -- MODIFICATIONS
                               DECEMBER 31, 2015

                                                        OUTSTANDING RECORDED INVESTMENT
                                               NUMBER  ----------------------------------
                                              OF LOANS PRE-MODIFICATION POST-MODIFICATION
                                              -------- ---------------- -----------------
                                                             (DOLLARS IN MILLIONS)
Commercial mortgage loans....................        1 $             16 $              16

   There were no default payments on the above loan during 2015. There were no agricultural troubled debt restructuring mortgage loans in 2015.

   Valuation Allowances for Mortgage Loans:

   Allowance for credit losses for mortgage loans for 2015, 2014 and 2013 are as follows:

                                              COMMERCIAL MORTGAGE LOANS
                                              -------------------------
                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
ALLOWANCE FOR CREDIT LOSSES:
Beginning Balance, January 1,................ $    37  $    42  $    34
   Charge-offs...............................     (32)     (14)      --
   Recoveries................................      (1)      --       (2)
   Provision.................................       2        9       10
                                              -------  -------  -------
Ending Balance, December 31,................. $     6  $    37  $    42
                                              =======  =======  =======

Ending Balance, December 31,:
   Individually Evaluated for Impairment..... $     6  $    37  $    42
                                              =======  =======  =======

   There were no allowances for credit losses for agricultural mortgage loans in 2015, 2014 and 2013.

   The following tables provide information relating to the loan-to-value and debt service coverage ratios for commercial and agricultural mortgage loans at December 31, 2015 and 2014, respectively. The values used in these ratio calculations were developed as part of the periodic review of the commercial and agricultural mortgage loan portfolio, which includes an evaluation of the underlying collateral value.

       MORTGAGE LOANS BY LOAN-TO-VALUE AND DEBT SERVICE COVERAGE RATIOS
                               DECEMBER 31, 2015

                                                          DEBT SERVICE COVERAGE RATIO
                                              ----------------------------------------------------
                                                                                            LESS    TOTAL
                                               GREATER   1.8X TO 1.5X TO  1.2X TO  1.0X TO  THAN   MORTGAGE
                                              THAN 2.0X   2.0X    1.8X     1.5X     1.2X    1.0X    LOANS
LOAN-TO-VALUE RATIO:/(2)/                     ---------- ------- -------- -------- ------- ------- ---------
                                                                      (IN MILLIONS)
COMMERCIAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      533 $    -- $    102 $     12 $    24 $    -- $     671
50% - 70%....................................      1,392     353      741      853      77      --     3,416
70% - 90%....................................        141      --      206      134     124      46       651
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Commercial Mortgage Loans.............. $    2,129 $   353 $  1,049 $  1,045 $   225 $    46 $   4,847
                                              ========== ======= ======== ======== ======= ======= =========

AGRICULTURAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      204 $   116 $    277 $    432 $   256 $    51 $   1,336
50% - 70%....................................        146      80      192      298     225      47       988
70% - 90%....................................         --      --        2        4      --      --         6
90% plus.....................................         --      --       --       --      --      --        --
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Agricultural Mortgage Loans............ $      350 $   196 $    471 $    734 $   481 $    98 $   2,330
                                              ========== ======= ======== ======== ======= ======= =========

TOTAL MORTGAGE LOANS/(1)/
0% - 50%..................................... $      737 $   116 $    379 $    444 $   280 $    51 $   2,007
50% - 70%....................................      1,538     433      933    1,151     302      47     4,404
70% - 90%....................................        141      --      208      138     124      46       657
90% plus.....................................         63      --       --       46      --      --       109
                                              ---------- ------- -------- -------- ------- ------- ---------

Total Mortgage Loans......................... $    2,479 $   549 $  1,520 $  1,779 $   706 $   144 $   7,177
                                              ========== ======= ======== ======== ======= ======= =========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

       Mortgage Loans by Loan-to-Value and Debt Service Coverage Ratios
                               December 31, 2014

                                                         Debt Service Coverage Ratio
                                              --------------------------------------------------
                                                                                           Less   Total
                                               Greater  1.8x to 1.5x to  1.2x to  1.0x to  than  Mortgage
                                              than 2.0x  2.0x    1.8x     1.5x     1.2x    1.0x   Loans
Loan-to-Value Ratio:/(2)/                     --------- ------- -------- -------- ------- ------ --------
Commercial Mortgage Loans/(1)/                                       (In Millions)
0% - 50%..................................... $     335 $    -- $     -- $     59 $    34 $   -- $    428
50% - 70%....................................       963     440      872      839      54     --    3,168
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Commercial Mortgage Loans.............. $   1,665 $   440 $    933 $  1,163 $   167 $   47 $  4,415
                                              ========= ======= ======== ======== ======= ====== ========

Agricultural Mortgage Loans/(1)/
0% - 50%..................................... $     184 $   100 $    232 $    408 $   206 $   50 $  1,180
50% - 70%....................................       143      87      201      223     204     47      905
70% - 90%....................................        --      --       --       --      --     --       --
90% plus.....................................        --      --       --       --      --     --       --
                                              --------- ------- -------- -------- ------- ------ --------

Total Agricultural Mortgage Loans............ $     327 $   187 $    433 $    631 $   410 $   97 $  2,085
                                              ========= ======= ======== ======== ======= ====== ========

Total Mortgage Loans/(1)/
0% - 50%..................................... $     519 $   100 $    232 $    467 $   240 $   50 $  1,608
50% - 70%....................................     1,106     527    1,073    1,062     258     47    4,073
70% - 90%....................................       211      --       61      265      79     --      616
90% plus.....................................       156      --       --       --      --     47      203
                                              --------- ------- -------- -------- ------- ------ --------

Total Mortgage Loans......................... $   1,992 $   627 $  1,366 $  1,794 $   577 $  144 $  6,500
                                              ========= ======= ======== ======== ======= ====== ========

  /(1)/The debt service coverage ratio is calculated using the most recently reported net operating income results from property operations divided by annual debt service.
  /(2)/The loan-to-value ratio is derived from current loan balance divided by the fair market value of the property. The fair market value of the underlying commercial properties is updated annually.

   The following table provides information relating to the aging analysis of past due mortgage loans at December 31, 2015 and 2014, respectively.

                    AGE ANALYSIS OF PAST DUE MORTGAGE LOAN

                                                                                                              RECORDED
                                                                                                             INVESTMENT
                                                                                              TOTAL    (GREATER THAN) 90 DAYS
                                              30-59 60-89      90 DAYS                      FINANCING           AND
                                              DAYS  DAYS  OR (GREATER THAN) TOTAL CURRENT  RECEIVABLES        ACCRUING
                                              ----- ----- ----------------- ----- -------- ----------- ----------------------
                                                                               (IN MILLIONS)
DECEMBER 31, 2015:
------------------

  Commercial................................. $  -- $  --           $    30 $  30 $  4,817  $    4,847             $       --
  Agricultural...............................    12     7                 4    23    2,307       2,330                      4
                                              ----- -----           ------- ----- --------  ----------             ----------
TOTAL MORTGAGE LOANS......................... $  12 $   7           $    34 $  53 $  7,124  $    7,177             $        4
                                              ===== =====           ======= ===== ========  ==========             ==========

December 31, 2014:
------------------

  Commercial................................. $  -- $  --           $    -- $  -- $  4,415  $    4,415             $       --
  Agricultural...............................     1     7                 3    11    2,074       2,085                      3
                                              ----- -----           ------- ----- --------  ----------             ----------
Total Mortgage Loans......................... $   1 $   7           $     3 $  11 $  6,489  $    6,500             $        3
                                              ===== =====           ======= ===== ========  ==========             ==========

   The following table provides information relating to impaired mortgage loans at December 31, 2015 and 2014, respectively.

                            IMPAIRED MORTGAGE LOANS

                                                UNPAID                   AVERAGE       INTEREST
                                     RECORDED  PRINCIPAL    RELATED      RECORDED       INCOME
                                    INVESTMENT  BALANCE    ALLOWANCE  INVESTMENT/(1)/ RECOGNIZED
                                    ---------- ---------- ----------  --------------- ----------
                                                           (IN MILLIONS)
DECEMBER 31, 2015:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       46 $       46 $       --  $            15 $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       46 $       46 $       --  $            15 $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $       63 $       63 $       (6) $           137 $        4
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
TOTAL.............................. $       63 $       63 $       (6) $           137 $        4
                                    ========== ========== ==========  =============== ==========

December 31, 2014:
------------------

With no related allowance recorded:
  Commercial mortgage loans --
   other........................... $       -- $       -- $       --  $            -- $       --
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $       -- $       -- $       --  $            -- $       --
                                    ========== ========== ==========  =============== ==========
With related allowance recorded:
  Commercial mortgage loans --
   other........................... $      156 $      156 $      (37) $           148 $        2
  Agricultural mortgage loans......         --         --         --               --         --
                                    ---------- ---------- ----------  --------------- ----------
Total.............................. $      156 $      156 $      (37) $           148 $        2
                                    ========== ========== ==========  =============== ==========

  /(1)/Represents a five-quarter average of recorded amortized cost.

   EQUITY METHOD INVESTMENTS

   Included in other equity investments are limited partnership interests and investment companies accounted for under the equity method with a total carrying value of $1,363 million and $1,490 million, respectively, at December 31, 2015 and 2014. The Company's total equity in net earnings (losses) for these limited partnership interests was $71 million, $206 million and $206 million, respectively, for 2015, 2014 and 2013.

   DERIVATIVES AND OFFSETTING ASSETS AND LIABILITIES

   The Company uses derivatives as part of its overall asset/liability risk management primarily to reduce exposures to equity market and interest rate risks. Derivative hedging strategies are designed to reduce these risks from an economic perspective and are all executed within the framework of a "Derivative Use Plan" approved by the NYDFS. Operation of these hedging programs is based on models involving numerous estimates and assumptions, including, among others, mortality, lapse, surrender and withdrawal rates, election rates, fund performance, market volatility and interest rates. A wide range of derivative contracts are used in these hedging programs, including exchange traded equity, currency and interest rate futures contracts, total return and/or other equity swaps, interest rate swap and floor contracts, swaptions, variance swaps, equity options as well as repo transactions, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in capital markets.

   Derivatives utilized to hedge exposure to Variable Annuities with Guarantee Features

   The Company has issued and continues to offer certain variable annuity products with GMDB, GMIB and GIB features. The Company had previously issued certain variable annuity products with GWBL, guaranteed minimum withdrawal benefit ("GMWB") and GMAB features (collectively, "GWBL and Other Features"). The risk associated with the GMDB feature is that under-performance of the financial markets could result in GMDB benefits, in the event of death, being higher than what accumulated policyholders' account balances would support. The risk associated with the GMIB feature is that under-performance of the financial markets could result in the present value of GMIB benefits, in the event of annuitization, being higher than what accumulated policyholders' account balances would support, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. The risk associated with the GIB and GWBL and Other Features is that under-performance of the financial markets could result in the GIB and GWBL and Other Features' benefits being higher than what accumulated policyholders' account balances would support.

   For GMDB, GMIB, GIB and GWBL and Other Features, the Company retains certain risks including basis, credit spread and some volatility risk and risk associated with actual versus expected assumptions for mortality, lapse and surrender, withdrawal and contractholder election rates, among other things. The derivative contracts are managed to correlate with changes in the value of the GMDB, GMIB, GIB and GWBL and Other Features that result from financial markets movements. A portion of exposure to realized equity volatility is hedged using equity options and variance swaps and a portion of exposure to credit risk is hedged using total return swaps on fixed income indices. Additionally, the Company is party to total return swaps for which the reference U.S. Treasury securities are contemporaneously purchased from the market and sold to the swap counterparty. As these transactions result in a transfer of control of the U.S. Treasury securities to the swap counterparty, the Company derecognizes these securities with consequent gain or loss from the sale. The Company has also purchased reinsurance contracts to mitigate the risks associated with GMDB features and the impact of potential market fluctuations on future policyholder elections of GMIB features contained in certain annuity contracts issued by the Company.

   The Company has in place a hedge program utilizing interest rate swaps to partially protect the overall profitability of future variable annuity sales against declining interest rates.

   Derivatives utilized to hedge crediting rate exposure on SCS, SIO, MSO and IUL products/investment options

   The Company hedges crediting rates in the Structured Capital Strategies(R) ("SCS") variable annuity, Structured Investment Option in the EQUI-VEST(R) variable annuity series ("SIO"), Market Stabilizer Option(R) ("MSO") in the variable life insurance products and Indexed Universal Life ("IUL") insurance products. These products permit the contract owner to participate in the performance of an index, ETF or commodity price movement up to a cap for a set period of time. They also contain a protection feature, in which the Company will absorb, up to a certain percentage, the loss of value in an index, ETF or commodity price, which varies by product segment.

   In order to support the returns associated with these features, the Company enters into derivative contracts whose payouts, in combination with fixed income investments, emulate those of the index, ETF or commodity price, subject to caps and buffers.

   Derivatives utilized to hedge risks associated with interest margins on Interest Sensitive Life and Annuity Contracts

   Margins or "spreads" on interest-sensitive life insurance and annuity contracts are affected by interest rate fluctuations as the yield on portfolio investments, primarily fixed maturities, is intended to support required payments under these contracts, including interest rates credited to their policy and contract holders. From time to time, the Company uses interest rate swaptions and other instruments to reduce the risk associated with minimum guarantees on these interest-sensitive contracts. At
   December 31, 2015 and 2014, there were no positions outstanding for these programs.

   Derivatives utilized to hedge equity market risks associated with the General Account's seed money investments in Separate Accounts, retail mutual funds and Separate Account fee revenue fluctuations

   The Company's General Account seed money investments in Separate Account equity funds and retail mutual funds exposes the Company to market risk, including equity market risk, which is partially hedged through equity-index futures contracts to minimize such risk.

   In second quarter 2015, the Company entered into futures on equity indices to mitigate the impact on net earnings from Separate Account fee revenue fluctuations due to movements in the equity markets. These positions partially cover fees expected to be earned through the current year from the Company's Separate Account products.

   Derivatives utilized for General Account Investment Portfolio

   Beginning in the second quarter of 2013, the Company implemented a strategy in its General Account investment portfolio to replicate the credit exposure of fixed maturity securities otherwise permissible under its investment guidelines through the sale of credit default swaps ("CDSs"). Under the terms of these swaps, the Company receives quarterly fixed premiums that, together with any initial amount paid or received at trade inception, replicate the credit spread otherwise currently obtainable by purchasing the referenced entity's bonds of similar maturity. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss). The Company manages its credit exposure taking into consideration both cash and derivatives based positions and selects the reference entities in its replicated credit exposures in a manner consistent with its selection of fixed maturities. In addition, the Company has transacted the sale of CDSs exclusively in single name reference entities of investment grade credit quality and with counterparties subject to collateral posting requirements. If there is an event of default by the reference entity or other such credit event as defined under the terms of the swap contract, the Company is obligated to perform under the credit derivative and, at the counterparty's option, either pay the referenced amount of the contract less an auction-determined recovery amount or pay the referenced amount of the contract and receive in return the defaulted or similar security of the reference entity for recovery by sale at the contract settlement auction. To date, there have been no events of default or circumstances indicative of a deterioration in the credit quality of the named referenced entities to require or suggest that the Company will have to perform under these CDSs. The maximum potential amount of future payments the Company could be required to make under these credit derivatives is limited to the par value of the referenced securities which is the dollar-equivalent of the derivative notional amount. The Standard North American CDS Contract ("SNAC") under which the Company executes these CDS sales transactions does not contain recourse provisions for recovery of amounts paid under the credit derivative.

   Periodically, the Company purchases 30-year, Treasury Inflation Protected Securities ("TIPS") and other sovereign inflation bonds as General Account investments and enters into asset swaps, to result in payment of the variable principal at maturity and semi-annual coupons of the bonds to the swap counterparty (pay variable) in return for fixed amounts (receive fixed). These asset swaps, when considered in combination with the bonds, together result in a net position that is intended to replicate a dollar-denominated fixed-coupon cash bond with a yield higher than a term-equivalent U.S. Treasury bond.

   In third quarter of 2014, the Company implemented a strategy to hedge a portion of the credit exposure in its General Account investment portfolio by buying protection through a swap. These are swaps on the "super senior tranche" of the investment grade credit default swap index ("CDX index"). Under the terms of these swaps, the Company pays quarterly fixed premiums that, together with any initial amount paid or received at trade inception, serve as premiums paid to hedge the risk arising from multiple defaults of bonds referenced in the CDX index. These credit derivatives have remaining terms of five years or less and are recorded at fair value with changes in fair value, including the yield component that emerges from initial amounts paid or received, reported in Net investment income (loss) from derivative instruments.

   The tables below present quantitative disclosures about the Company's derivative instruments, including those embedded in other contracts required to be accounted for as derivative instruments.

                      DERIVATIVE INSTRUMENTS BY CATEGORY
                  AT OR FOR THE YEAR ENDED DECEMBER 31, 2015

                                                               FAIR VALUE
                                                        ------------------------
                                                                                 GAINS (LOSSES)
                                              NOTIONAL     ASSET     LIABILITY     REPORTED IN
                                               AMOUNT   DERIVATIVES DERIVATIVES  EARNINGS (LOSS)
                                              --------- ----------- ------------ ---------------
                                                                 (IN MILLIONS)
FREESTANDING DERIVATIVES:
Equity contracts:/(1)/
  Futures.................................... $   7,089 $         2 $          3 $           (84)
  Swaps......................................     1,359           8           21             (45)
  Options....................................     7,358       1,042          652              14
Interest rate contracts:/(1)/
  Floors.....................................     1,800          61           --              12
  Swaps......................................    13,718         351          108              (8)
  Futures....................................     8,685          --           --             (81)
  Swaptions..................................        --          --           --             118
Credit contracts:/(1)/
  Credit default swaps.......................     2,442          16           38             (14)
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       263           5            4               7
                                                                                 ---------------
NET INVESTMENT INCOME (LOSS).................                                                (81)
                                                                                 ---------------

EMBEDDED DERIVATIVES:
GMIB reinsurance contracts...................        --      10,570           --            (141)
GIB and GWBL and other features/(2)/.........        --          --          184             (56)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          310             (38)
                                              --------- ----------- ------------ ---------------

Balances, December 31, 2015.................. $  42,714 $    12,055 $      1,320 $          (260)
                                              ========= =========== ============ ===============

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

                      Derivative Instruments by Category
                  At or For the Year Ended December 31, 2014

                                                               Fair Value
                                                        ------------------------
                                                                                   Gains (Losses)
                                              Notional     Asset     Liability       Reported In
                                               Amount   Derivatives Derivatives    Earnings (Loss)
                                              --------- ----------- ------------ ------------------
                                                                  (In Millions)
Freestanding derivatives:
Equity contracts:/(1)/
  Futures.................................... $   5,933 $         1 $          2 $             (522)
  Swaps......................................     1,169          22           15                (88)
  Options....................................     6,896       1,215          742                196
Interest rate contracts:/(1)/
  Floors.....................................     2,100         120           --                  9
  Swaps......................................    11,608         605           15              1,507
  Futures....................................    10,647          --           --                459
  Swaptions..................................     4,800          72           --                 37
Credit contracts:/(1)/
  Credit default swaps.......................     1,942           9           27                  4
Other freestanding contracts:/(1)/
  Foreign currency Contracts.................       149           2           --                  3
                                                                                 ------------------
Net investment income (loss).................                                                 1,605
                                                                                 ------------------

Embedded derivatives:
GMIB reinsurance contracts...................        --      10,711           --              3,964
GIB and GWBL and other features/(2)/.........        --          --          128               (128)
SCS, SIO, MSO and IUL indexed features/(3)/..        --          --          380               (199)
                                              --------- ----------- ------------ ------------------
Balances, December 31, 2014.................. $  45,244 $    12,757 $      1,309 $            5,242
                                              ========= =========== ============ ==================

  /(1)/Reported in Other invested assets in the consolidated balance sheets. /(2)/Reported in Future policy benefits and other policyholders' liabilities in the consolidated balance sheets.
  /(3)/SCS and SIO indexed features are reported in Policyholders' account balances; MSO and IUL indexed features are reported in Future policyholders' benefits and other policyholders' liabilities in the consolidated balance sheets.

   EQUITY-BASED AND TREASURY FUTURES CONTRACTS

   All outstanding equity-based and treasury futures contracts at December 31, 2015 are exchange-traded and net settled daily in cash. At December 31, 2015, the Company had open exchange-traded futures positions on: (i) the S&P 500, Russell 2000, NASDAQ 100 and Emerging Market indices, having initial margin requirements of $276 million, (ii) the 2-year, 5-year and 10-year U.S. Treasury Notes on U.S. Treasury bonds and ultra-long bonds, having initial margin requirements of $33 million and (iii) the Euro Stoxx, FTSE 100, Topix, ASX 200, and European, Australasia, and Far East ("EAFE") indices as well as corresponding currency futures on the Euro/U.S. dollar, Pound/U.S. dollar, Australian dollar/U.S. dollar, and Yen/U.S. dollar, having initial margin requirements of $49 million.

   CREDIT RISK

   Although notional amount is the most commonly used measure of volume in the derivatives market, it is not used as a measure of credit risk. A derivative with positive fair value (a derivative asset) indicates existence of credit risk because the counterparty would owe money to the Company if the contract were closed at the reporting date. Alternatively, a derivative contract with negative fair value (a derivative liability) indicates the Company would owe money to the counterparty if the contract were closed at the reporting date. To reduce credit exposures in OTC derivative transactions the Company generally enters into master agreements that provide for a netting of financial exposures with the counterparty and allow for collateral arrangements as further described below under "ISDA Master Agreements." The Company further controls and minimizes its counterparty exposure through a credit appraisal and approval process.

   ISDA MASTER AGREEMENTS

   NETTING PROVISIONS. The standardized "ISDA Master Agreement" under which the Company conducts its OTC derivative transactions includes provisions for payment netting. In the normal course of business activities, if there is more than one derivative transaction with a single counterparty, the Company will set-off the cash flows of those derivatives into a single amount to be exchanged in settlement of the resulting net payable or receivable with that counterparty. In the event of default, insolvency, or other similar event pre-defined under the ISDA Master Agreement that would result in termination of OTC derivatives transactions before their maturity, netting procedures would be applied to calculate a single net payable or receivable with the counterparty.

   COLLATERAL ARRANGEMENTS. The Company generally has executed a CSA under the ISDA Master Agreement it maintains with each of its OTC derivative counterparties that requires both posting and accepting collateral either in the form of cash or high-quality securities, such as U.S. Treasury securities, U.S. government and government agency securities and investment grade corporate bonds. These CSAs are bilateral agreements that require collateral postings by the party "out-of-the-money" or in a net derivative liability position. Various thresholds for the amount and timing of collateralization of net liability positions are applicable. Consequently, the credit exposure of the Company's OTC derivative contracts is limited to the net positive estimated fair value of those contracts at the reporting date after taking into consideration the existence of netting agreements and any collateral received pursuant to CSAs. Derivatives are recognized at fair value in the consolidated balance sheets and are reported either as assets in Other invested assets or as liabilities in Other liabilities, except for embedded insurance-related derivatives as described above and derivatives transacted with a related counterparty. The Company nets the fair value of all derivative financial instruments with counterparties for which an ISDA Master Agreement and related CSA have been executed.

   At December 31, 2015 and 2014, respectively, the Company held $655 million and $1,225 million in cash and securities collateral delivered by trade counterparties, representing the fair value of the related derivative agreements. This unrestricted cash collateral is reported in Cash and cash equivalents, and the obligation to return it is reported in Other liabilities in the consolidated balance sheets. The aggregate fair value of all collateralized derivative transactions that were in a liability position with trade counterparties December 31, 2015 and 2014, respectively, were $5 million and $28 million, for which the Company posted collateral of $5 million and $36 million at December 31, 2015 and 2014, respectively, in the normal operation of its collateral arrangements. Certain of the Company's ISDA Master Agreements contain contingent provisions that permit the counterparty to terminate the ISDA Master Agreement if the Company's credit rating falls below a specified threshold, however, the occurrence of such credit event would not impose additional collateral requirements.

   Securities Repurchase and Reverse Repurchase Transactions

   Securities repurchase and reverse repurchase transactions are conducted by the Company under a standardized securities industry master agreement, amended to suit the specificities of each respective counterparty. These agreements generally provide detail as to the nature of the transaction, including provisions for payment netting, establish parameters concerning the ownership and custody of the collateral securities, including the right to substitute collateral during the term of the agreement, and provide for remedies in the event of default by either party. Amounts due to/from the same counterparty under these arrangements generally would be netted in the event of default and subject to rights of set-off in bankruptcy. The Company's securities repurchase and reverse repurchase agreements are accounted for as secured borrowing or lending arrangements respectively, and are reported in the consolidated balance sheets on a gross basis. The Company obtains or posts collateral generally in the form of cash, U.S. Treasury, corporate and government agency securities. The fair value of the securities to be repurchased or resold are monitored on a daily basis with additional collateral posted or obtained as necessary. Securities to be repurchased or resold are the same, or substantially the same, as those initially transacted under the arrangement. At December 31, 2015 and 2014, the balance outstanding under reverse repurchase transactions was $79 million and $0 million, respectively. At December 31, 2015 and 2014, the balance outstanding under securities repurchase transactions was $1,890 million and $950 million, respectively. The Company utilized these repurchase agreements for asset liability management purposes. For other instruments used for asset liability management purposes, see "Policyholders' Account Balances and Future Policy Benefits" included in
   Note 2.

   The following table presents information about the Insurance Segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2015.

   OFFSETTING OF FINANCIAL ASSETS AND LIABILITIES AND DERIVATIVE INSTRUMENTS
                             AT DECEMBER 31, 2015

                                                GROSS    GROSS AMOUNTS      NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE    PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS    BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                              (IN MILLIONS)
ASSETS/(1)/
DESCRIPTION
Derivatives:
Equity contracts............................. $    1,049 $           673 $             376
Interest rate contracts......................        389             104               285
Credit contracts.............................         14              37               (23)
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,452             814               638
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         20              --                20
                                              ---------- --------------- -----------------
  Total Derivatives..........................      1,472             814               658
Other financial instruments/(2)(4)/..........      1,271              --             1,271
                                              ---------- --------------- -----------------
  Other invested assets/(2)/................. $    2,743 $           814 $           1,929
                                              ========== =============== =================
Securities purchased under agreement to
  resell..................................... $       79 $            -- $              79
                                              ========== =============== =================

                                                GROSS    GROSS AMOUNTS     NET AMOUNTS
                                               AMOUNTS   OFFSET IN THE   PRESENTED IN THE
                                              RECOGNIZED BALANCE SHEETS   BALANCE SHEETS
                                              ---------- --------------- -----------------
                                                             (IN MILLIONS)
LIABILITIES/(3)/
DESCRIPTION
Derivatives:
Equity contracts............................. $      673 $           673 $              --
Interest rate contracts......................        104             104                --
Credit contracts.............................         37              37                --
                                              ---------- --------------- -----------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        814             814                --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --              --                --
                                              ---------- --------------- -----------------
  Total Derivatives..........................        814             814                --
Other financial liabilities..................      2,586              --             2,586
                                              ---------- --------------- -----------------
  Other liabilities.......................... $    3,400 $           814 $           2,586
                                              ========== =============== =================
Securities sold under agreement to repurchase $    1,890 $            -- $           1,890
                                              ========== =============== =================

  /(1)/Excludes Investment Management segment's $13 million net derivative assets, $6 million long exchange traded options and $75 million of securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $12 million net derivative liabilities, $1 million short exchange traded options and $10 million of securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2015.

    GROSS COLLATERAL AMOUNTS NOT OFFSET IN THE CONSOLIDATED BALANCE SHEETS
                             AT DECEMBER 31, 2015

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
ASSETS/(1)/
Counterparty A............................... $                   52  $         --    $    (52)  $      --
Counterparty B...............................                      9            --          (7)          2
Counterparty C...............................                     61            --         (58)          3
Counterparty D...............................                    222            --        (218)          4
Counterparty E...............................                     53            --         (53)         --
Counterparty F...............................                     (2)           --           2          --
Counterparty G...............................                    129            --        (129)         --
Counterparty H...............................                     16           (11)         (5)         --
Counterparty I...............................                     44            --         (39)          5
Counterparty J...............................                     19            --         (13)          6
Counterparty K...............................                     17            --         (17)         --
Counterparty L...............................                      7            --          (7)         --
Counterparty M...............................                     11            --         (10)          1
Counterparty N...............................                     20            --          --          20
Counterparty Q...............................                     --            --          --          --
Counterparty T...............................                     (3)           --           3          --
Counterparty U...............................                     --            --           1           1
Counterparty V...............................                      3            --          (3)         --
                                              ----------------------    ------------   --------  ---------
  Total Derivatives.......................... $                  658  $        (11)   $   (605)  $      42
Other financial instruments/(2)(4)/..........                  1,271            --          --       1,271
                                              ----------------------    ------------   --------  ---------
  OTHER INVESTED ASSETS/(2)/................. $                1,929  $        (11)   $   (605)  $   1,313
                                              ======================    ============   ========  =========
Counterparty M............................... $                   28  $        (28)   $     --   $      --
Counterparty V...............................                     51           (51)         --          --
                                              ----------------------    ------------   --------  ---------
  Securities purchased under agreement to
   resell.................................... $                   79  $        (79)   $     --   $      --
                                              ======================    ============   ========  =========

                                                                      COLLATERAL (RECEIVED)/HELD
                                                   NET AMOUNTS        -------------------------
                                                 PRESENTED IN THE       FINANCIAL                   NET
                                                  BALANCE SHEETS       INSTRUMENTS      CASH      AMOUNTS
                                              ----------------------  ------------    --------   ---------
                                                                    (IN MILLIONS)
LIABILITIES/(3)/
Counterparty D............................... $                  234  $       (234)   $     --          --
Counterparty C...............................                  1,033        (1,016)        (17)         --
Counterparty M...............................                    623          (611)        (12)         --
                                              ----------------------    ------------   --------  ---------
  Securities sold under agreement to
   repurchase................................ $                1,890  $     (1,861)   $    (29)  $      --
                                              ======================    ============   ========  =========

  /(1)/Excludes Investment Management segment's cash collateral received of $2 million related to derivative assets and $75 million related to securities borrowed.
  /(2)/Includes $141 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of
       $12 million related to derivative liabilities and $10 million related to securities loaned.
  /(4)/Includes margin of $(2) million related to derivative instruments.

   The following table presents information about repurchase agreements accounted for as secured borrowings in the consolidated balance sheets at December 31, 2015.

         REPURCHASE AGREEMENT ACCOUNTED FOR AS SECURED BORROWINGS/(1)/

                                                               AT DECEMBER 31, 2015
                                              -------------------------------------------------------
                                                 REMAINING CONTRACTUAL MATURITY OF THE AGREEMENTS
                                              -------------------------------------------------------
                                              OVERNIGHT AND  UP TO 30   30-90   GREATER THAN
                                               CONTINUOUS      DAYS     DAYS      90 DAYS     TOTAL
                                              ------------- ---------- -------- ------------ --------
                                                                   (IN MILLIONS)
SECURITIES SOLD UNDER AGREEMENT TO REPURCHASE
   U.S. Treasury and agency securities....... $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $    1,865 $     25 $         -- $  1,890
                                              ------------- ---------- -------- ------------ --------
SECURITIES PURCHASED UNDER AGREEMENT TO
RESELL
   Corporate securities...................... $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------
Total........................................ $          -- $       79 $     -- $         -- $     79
                                              ------------- ---------- -------- ------------ --------

  /(1)/Excludes Investment Management segment's $75 million of securities borrowed.

   The following table presents information about the Insurance segment's offsetting of financial assets and liabilities and derivative instruments at December 31, 2014.

   Offsetting of Financial Assets and Liabilities and Derivative Instruments
                             At December 31, 2014

                                                Gross    Gross Amounts    Net Amounts
                                               Amounts   Offset in the  Presented in the
                                              Recognized Balance Sheets  Balance Sheets
                                              ---------- -------------- ----------------
                                                             (In Millions)
ASSETS/(1)/
Description
Derivatives:
Equity contracts............................. $    1,236  $         753   $          483
Interest rate contracts......................        755             12              743
Credit contracts.............................          7             27              (20)
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................      1,998            792            1,206
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         40             --               40
                                              ----------  -------------   --------------
  Total Derivatives..........................      2,038            792            1,246
Other financial instruments/(2)/.............        852             --              852
                                              ----------  -------------   --------------
  Other invested assets/(2)/................. $    2,890  $         792   $        2,098
                                              ==========  =============   ==============

LIABILITIES/(3)/
Description
Derivatives:
Equity contracts............................. $      753  $         753   $           --
Interest rate contracts......................         12             12               --
                                              ----------  -------------   --------------
  Total Derivatives, subject to an ISDA
   Master Agreement..........................        765            765               --
Total Derivatives, not subject to an ISDA
  Master Agreement...........................         --             --               --
                                              ----------  -------------   --------------
  Total Derivatives..........................        765            765               --
Other financial liabilities..................      2,939             --            2,939
                                              ----------  -------------   --------------
  Other liabilities.......................... $    3,704  $         765   $        2,939
                                              ----------  -------------   --------------
Securities sold under agreement to repurchase $      950  $          --   $          950
                                              ==========  =============   ==============

  /(1)/Excludes Investment Management segment's $8 million net derivative assets, $22 million long exchange traded options and $158 million of securities borrowed.
  /(2)/Includes $120 million related to accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's $9 million net derivative liabilities, $7 million short exchange traded options and $34 million of securities loaned.

   The following table presents information about the Insurance segment's gross collateral amounts that are not offset in the consolidated balance sheets at December 31, 2014.

    Gross Collateral Amounts Not Offset in the Consolidated Balance Sheets
                             At December 31, 2014

                                                               Collateral (Received)/Held
                                                Net Amounts    ------------------------
                                              Presented in the  Financial                    Net
                                               Balance Sheets  Instruments       Cash      Amounts
                                              ---------------- -----------   -----------  ----------
                                                                  (In Millions)
ASSETS/(1)/
Counterparty A...............................  $            62  $       --   $       (62) $       --
Counterparty B...............................              102          --           (95)          7
Counterparty C...............................              111          --          (110)          1
Counterparty D...............................              228          --          (224)          4
Counterparty E...............................               60          --           (59)          1
Counterparty F...............................               63          --           (60)          3
Counterparty G...............................              145        (145)           --          --
Counterparty H...............................               31         (31)           --          --
Counterparty I...............................              136          --          (134)          2
Counterparty J...............................               28          --           (22)          6
Counterparty K...............................               44          --           (44)         --
Counterparty L...............................              113        (113)           --          --
Counterparty M...............................               76          --           (68)          8
Counterparty N...............................               40          --            --          40
Counterparty Q...............................                4          --            (4)         --
Counterparty T...............................                3          --            (3)         --
                                               ---------------  ----------   -----------  ----------
  Total Derivatives..........................  $         1,246  $     (289)  $      (885) $       72
Other financial instruments/(2)/.............              852          --            --         852
                                               ---------------  ----------   -----------  ----------
  Other invested assets/(2)/.................  $         2,098  $     (289)  $      (885) $      924
                                               ===============  ==========   ===========  ==========

LIABILITIES/(3)/
Counterparty D...............................  $           450  $     (450)  $        --          --
Counterparty C...............................              500        (500)           --          --
                                               ---------------  ----------   -----------  ----------
  Securities sold under agreement to
   repurchase................................  $           950  $     (950)  $        --  $       --
                                               ===============  ==========   ===========  ==========

  /(1)/Excludes Investment Management segment's cash collateral received of $1 million related to derivative assets and $158 million related to securities borrowed.
  /(2)/Includes $120 million of accrued interest related to derivative instruments reported in other assets on the consolidated balance sheets. /(3)/Excludes Investment Management segment's cash collateral pledged of $10 million related to derivative liabilities and $34 million related to securities loaned.

   NET INVESTMENT INCOME (LOSS)

   The following table breaks out Net investment income (loss) by asset category:

                                                2015      2014      2013
                                              --------  --------  --------
                                                      (IN MILLIONS)
Fixed maturities............................. $  1,420  $  1,431  $  1,462
Mortgage loans on real estate................      338       306       284
Repurchase agreement.........................        1        --        --
Other equity investments.....................       84       200       228
Policy loans.................................      213       216       219
Derivative investments.......................      (81)    1,605    (2,866)
Trading securities...........................       17        63        54
Other investment income......................       40        49        50
                                              --------  --------  --------
  Gross investment income (loss).............    2,032     3,870      (569)
Investment expenses..........................      (53)      (53)      (57)
Interest expense.............................       (3)       (2)       (3)
                                              --------  --------  --------
Net Investment Income (Loss)................. $  1,976  $  3,815  $   (629)
                                              ========  ========  ========

   For 2015, 2014 and 2013, respectively, Net investment income (loss) from derivatives included $474 million, $899 million and $(2,829) million of realized gains (losses) on contracts closed during those periods and $(555) million, $706 million and $(37) million of unrealized gains (losses) on derivative positions at each respective year end.

   INVESTMENT GAINS (LOSSES), NET

   Investment gains (losses), net including changes in the valuation allowances and OTTI are as follows:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
Fixed maturities............................. $  (17) $  (54) $  (75)
Mortgage loans on real estate................     (1)     (3)     (7)
Other equity investments.....................     (5)     (2)    (17)
Other........................................      3       1      --
                                              ------  ------  ------
Investment Gains (Losses), Net............... $  (20) $  (58) $  (99)
                                              ======  ======  ======

   For 2015, 2014 and 2013, respectively, investment results passed through to certain participating group annuity contracts as interest credited to policyholders' account balances totaled $4 million, $5 million and $8 million.

4) GOODWILL AND OTHER INTANGIBLE ASSETS

   The carrying value of goodwill related to AB totaled $3,562 million and $3,562 million at December 31, 2015 and 2014, respectively. The Company annually tests this goodwill for recoverability at December 31. The first step of the goodwill impairment test is used to identify potential impairment by comparing the fair value of its investment in AB, the reporting unit, to its carrying value. If the fair value of the reporting unit exceeds its carrying value, goodwill is not considered to be impaired and the second step of the impairment test is not performed. However, if the carrying value of the reporting unit exceeds its fair value, the second step of the goodwill impairment test is performed by measuring the amount of impairment loss only if the result indicates a potential impairment. The second step compares the implied fair value of the reporting unit to the aggregated fair values of its individual assets and liabilities to determine the amount of impairment, if any. The Company also assesses this goodwill for recoverability at each interim reporting period in consideration of facts and circumstances that may indicate a shortfall of the fair value of its investment in AB as compared to its carrying value and thereby require re-performance of its annual impairment testing.

   The Company primarily uses a discounted cash flow valuation technique to measure the fair value of its investment in AB for purpose of goodwill impairment testing. The cash flows used in this technique are sourced from AB's current business plan and projected thereafter over the estimated life of the goodwill asset by applying an annual growth rate assumption. The present value amount that results from discounting these expected cash flows is then adjusted to reflect the noncontrolling interest in AB as well as taxes incurred at the Company level in order to determine the fair value of its investment in AB. At December 31, 2015 and 2014, the Company determined that goodwill was not impaired as the fair value of its investment in AB exceeded its carrying value at each respective date. Similarly, no impairments resulted from the Company's interim assessments of goodwill recoverability during the periods then ended.

   The gross carrying amount of AB related intangible assets was $610 million and $610 million at December 31, 2015 and 2014, respectively and the accumulated amortization of these intangible assets was $439 million and $411 million at December 31, 2015 and 2014, respectively. Amortization expense related to the AB intangible assets totaled $28 million, $27 million and $24 million for 2015, 2014 and 2013, respectively, and estimated amortization expense for each of the next five years is expected to be approximately $29 million.

   At December 31, 2015 and 2014, respectively, net deferred sales commissions totaled $99 million and $118 million and are included within Other assets. The estimated amortization expense of deferred sales commissions, based on the December 31, 2015 net asset balance for each of the next five years is $41 million, $32 million, $21 million, $5 million and $0 million. The
   Company tests the deferred sales commission asset for impairment quarterly by comparing undiscounted future cash flows to the recorded value, net of accumulated amortization. Each quarter, significant assumptions used to estimate the future cash flows are updated to reflect management's consideration of current market conditions on expectations made with respect to future market levels and redemption rates. As of December 31, 2015, the Company determined that the deferred sales commission asset was not impaired.

   On June 20, 2014, AB acquired an approximate 82.0% ownership interest in CPH Capital Fondsmaeglerselskab A/S ("CPH"), a Danish asset management firm that managed approximately $3,000 million in global core equity assets for institutional investors, for a cash payment of $64 million and a contingent consideration payable of $9 million. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $58 million of goodwill. AB recorded $24 million of finite-lived intangible assets relating to separately-managed account relationships and $4 million of indefinite-lived intangible assets relating to an acquired fund's investment contract. AB also recorded redeemable non-controlling interest of $17 million relating to the fair value of the portion of CPH AB does not own. During 2015, AB purchased additional shares of CPH, bringing AB's ownership interest to 85.0% as of December 31, 2015.

   On December 12, 2013, AB acquired W.P. Stewart & Co., Ltd. ("WPS"), an equity investment manager that, as of December 31, 2015, managed approximately $2,000 million in U.S., Global and EAFE concentrated growth equity strategies for clients, primarily in the U.S. and Europe. On the acquisition date, AB made a cash payment of $12 per share for the approximate 4.9 million WPS shares outstanding and issued to WPS shareholders transferable Contingent Value Rights ("CVRs") entitling the holders to an additional $4 per share if the assets under management in the acquired WPS investment services exceed $5,000 million on or before the third anniversary of the acquisition date. The excess of the purchase price over the fair value of identifiable assets acquired resulted in the recognition of $32 million of goodwill. AB also recorded $8 million of indefinite-lived intangible assets relating to the acquired fund's investment contracts and $14 million of definite-lived intangible assets relating to separately managed account relationships. As of the acquisition date, AB recorded a contingent consideration payable of $17 million in regard to the CVRs.

   Capitalized Software

   Capitalized software, net of accumulated amortization, amounted to $157 million and $163 million at December 31, 2015 and 2014, respectively. Amortization of capitalized software in 2015, 2014 and 2013 were $55 million, $50 million and $119 million (including $45 million of accelerated amortization), respectively.

5) CLOSED BLOCK

   Summarized financial information for the AXA Equitable Closed Block is as follows:

                                                DECEMBER 31,
                                              -----------------
                                                2015     2014
                                              -------- --------
                                                (IN MILLIONS)
CLOSED BLOCK LIABILITIES:
Future policy benefits, policyholders'
  account balances and other................. $  7,363 $  7,537
Policyholder dividend obligation.............       81      201
Other liabilities............................      100      117
                                              -------- --------
Total Closed Block liabilities...............    7,544    7,855
                                              -------- --------
ASSETS DESIGNATED TO THE CLOSED BLOCK:
Fixed maturities, available for sale, at
  fair value (amortized cost of $4,426 and
  $4,829)....................................    4,599    5,143
Mortgage loans on real estate................    1,575    1,407
Policy loans.................................      881      912
Cash and other invested assets...............       49       14
Other assets.................................      258      176
                                              -------- --------
Total assets designated to the Closed Block..    7,362    7,652
                                              -------- --------
Excess of Closed Block liabilities over
  assets designated to the Closed Block......      182      203
Amounts included in accumulated other
  comprehensive income (loss):
Net unrealized investment gains (losses),
  net of deferred income tax (expense)
  benefit of $(36) and $(43) and
  policyholder dividend obligation of $(81)
  and $(201).................................       67       80
                                              -------- --------
Maximum Future Earnings To Be Recognized
  From Closed Block Assets and Liabilities... $    249 $    283
                                              ======== ========

   AXA Equitable's Closed Block revenues and expenses follow:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)
REVENUES:
Premiums and other income.................... $  262  $  273  $  286
Investment income (loss).....................    368     378     402
Net investment gains (losses)................      2      (4)    (11)
                                              ------  ------  ------
Total revenues...............................    632     647     677
                                              ------  ------  ------
BENEFITS AND OTHER DEDUCTIONS:
Policyholders' benefits and dividends........    576     597     637
Other operating costs and expenses...........      4       4       1
                                              ------  ------  ------
Total benefits and other deductions..........    580     601     638
                                              ------  ------  ------
Net revenues, before income taxes............     52      46      39
Income tax (expense) benefit.................    (18)    (16)    (14)
                                              ------  ------  ------
Net Revenues (Losses)........................ $   34  $   30  $   25
                                              ======  ======  ======

   A reconciliation of AXA Equitable's policyholder dividend obligation follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                              (IN MILLIONS)
Balances, beginning of year.................. $  201  $  128
Unrealized investment gains (losses).........   (120)     73
                                              ------  ------
Balances, End of year........................ $   81  $  201
                                              ======  ======

6) CONTRACTHOLDER BONUS INTEREST CREDITS

   Changes in the deferred asset for contractholder bonus interest credits are as follows:

                                               DECEMBER 31,
                                              --------------
                                               2015    2014
                                              ------  ------
                                               (IN MILLIONS)
Balance, beginning of year................... $  383  $  518
Contractholder bonus interest credits
  deferred...................................     17      15
Balance true-up..............................    174      --
Amortization charged to income...............    (40)   (150)
                                              ------  ------
Balance, End of Year......................... $  534  $  383
                                              ======  ======

7) FAIR VALUE DISCLOSURES

   Assets and liabilities measured at fair value on a recurring basis are summarized below. At December 31, 2015 and 2014, no assets were required to be measured at fair value on a non-recurring basis. Fair value measurements are required on a non-recurring basis for certain assets, including goodwill and mortgage loans on real estate, only when an OTTI or other event occurs. When such fair value measurements are recorded, they must be classified and disclosed within the fair value hierarchy.

                 FAIR VALUE MEASUREMENTS AT DECEMBER 31, 2015

                                                 LEVEL 1    LEVEL 2    LEVEL 3     TOTAL
                                               ----------  ---------  --------- ----------
                                                              (IN MILLIONS)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  19,882  $     420 $   20,302
   U.S. Treasury, government and agency.......         --      8,775         --      8,775
   States and political subdivisions..........         --        459         45        504
   Foreign governments........................         --        414          1        415
   Commercial mortgage-backed.................         --         30        503        533
   Residential mortgage-backed/(1)/...........         --        640         --        640
   Asset-backed/(2)/..........................         --         37         40         77
   Redeemable preferred stock.................        258        389         --        647
                                               ----------  ---------  --------- ----------
     Subtotal.................................        258     30,626      1,009     31,893
                                               ----------  ---------  --------- ----------
  Other equity investments....................         97         --         49        146
  Trading securities..........................        654      6,151         --      6,805
  Other invested assets:
   Short-term investments.....................         --        369         --        369
   Swaps......................................         --        230         --        230
   Credit Default Swaps.......................         --        (22)        --        (22)
   Futures....................................         (1)        --         --         (1)
   Options....................................         --        390         --        390
   Floors.....................................         --         61         --         61
   Currency Contracts.........................         --          1         --          1
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (1)     1,029         --      1,028
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,150         --         --      2,150
Segregated securities.........................         --        565         --        565
GMIB reinsurance contracts....................         --         --     10,570     10,570
Separate Accounts' assets.....................    104,058      2,964        313    107,335
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  107,216  $  41,335  $  11,941 $  160,492
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     184 $      184
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        310         --        310
Contingent payment arrangements...............         --         --         31         31
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     310  $     215 $      525
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

                 Fair Value Measurements at December 31, 2014

                                                 Level 1    Level 2    Level 3     Total
                                               ----------  ---------  --------- ----------
                                                              (In Millions)
ASSETS
Investments:
  Fixed maturities, available-for-sale:
   Corporate.................................. $       --  $  21,840  $     380 $   22,220
   U.S. Treasury, government and agency.......         --      7,331         --      7,331
   States and political subdivisions..........         --        472         47        519
   Foreign governments........................         --        446         --        446
   Commercial mortgage-backed.................         --         20        715        735
   Residential mortgage-backed/(1)/...........         --        793          2        795
   Asset-backed/(2)/..........................         --         46         53         99
   Redeemable preferred stock.................        254        635         --        889
                                               ----------  ---------  --------- ----------
     Subtotal.................................        254     31,583      1,197     33,034
                                               ----------  ---------  --------- ----------
  Other equity investments....................        217         --         61        278
  Trading securities..........................        710      4,433         --      5,143
  Other invested assets:
   Short-term investments.....................         --        103         --        103
   Swaps......................................         --        597         --        597
   Credit Default Swaps.......................         --        (18)        --        (18)
   Futures....................................         (2)        --         --         (2)
   Options....................................         --        473         --        473
   Floors.....................................         --        120         --        120
   Currency Contracts.........................         --          1         --          1
   Swaptions..................................         --         72         --         72
                                               ----------  ---------  --------- ----------
     Subtotal.................................         (2)     1,348         --      1,346
                                               ----------  ---------  --------- ----------
Cash equivalents..............................      2,725         --         --      2,725
Segregated securities.........................         --        476         --        476
GMIB reinsurance contracts....................         --         --     10,711     10,711
Separate Accounts' assets.....................    107,539      3,072        260    110,871
                                               ----------  ---------  --------- ----------
   Total Assets............................... $  111,443  $  40,912  $  12,229 $  164,584
                                               ==========  =========  ========= ==========
LIABILITIES
GWBL and other features' liability............ $       --  $      --  $     128 $      128
SCS, SIO, MSO and IUL indexed features'
  liability...................................         --        380         --        380
Contingent payment arrangements...............         --         --         42         42
                                               ----------  ---------  --------- ----------
   Total Liabilities.......................... $       --  $     380  $     170 $      550
                                               ==========  =========  ========= ==========

  /(1)/Includes publicly traded agency pass-through securities and collateralized obligations.
  /(2)/Includes credit-tranched securities collateralized by sub-prime mortgages and other asset types and credit tenant loans.

   At December 31, 2015 and 2014, respectively, the fair value of public fixed maturities is approximately $24,216 million and $24,779 million or approximately 16.2% and 16.2% of the Company's total assets measured at fair value on a recurring basis (excluding GMIB reinsurance contracts and segregated securities measured at fair value on a recurring basis). The fair values of the Company's public fixed maturity securities are generally based on prices obtained from independent valuation service providers and for which the Company maintains a vendor hierarchy by asset type based on historical pricing experience and vendor expertise. Although each security generally is priced by multiple independent valuation service providers, the Company ultimately uses the price received from the independent valuation service provider highest in the vendor hierarchy based on the respective asset type, with limited exception. To validate reasonableness, prices also are internally reviewed by those with relevant expertise through comparison with directly observed recent market trades. Consistent with the fair value hierarchy, public fixed maturity securities validated in this manner generally are reflected within Level 2, as they are primarily based on observable pricing for similar assets and/or other market observable inputs. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If, as a result, it is determined that the independent valuation service provider is able to reprice the security in a manner agreed as more consistent with current market observations, the security remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, the fair value of private fixed maturities is approximately $7,677 million and $8,255 million or approximately 5.1% and 5.4% of the Company's total assets measured at fair value on a recurring basis. The fair values of some of the Company's private fixed maturities are determined from prices obtained from independent valuation service providers. Prices not obtained from an independent valuation service provider are determined by using a discounted cash flow model or a market comparable company valuation technique. In certain cases, these models use observable inputs with a discount rate based upon the average of spread surveys collected from private market intermediaries who are active in both primary and secondary transactions, taking into account, among other factors, the credit quality and industry sector of the issuer and the reduced liquidity associated with private placements. Generally, these securities have been reflected within Level 2. For certain private fixed maturities, the discounted cash flow model or a market comparable company valuation technique may also incorporate unobservable inputs, which reflect the Company's own assumptions about the inputs market participants would use in pricing the asset. To the extent management determines that such unobservable inputs are significant to the fair value measurement of a security, a Level 3 classification generally is made.

   As disclosed in Note 3, at December 31, 2015 and 2014, respectively, the net fair value of freestanding derivative positions is approximately $659 million and $1,243 million or approximately 64.1% and 92.3% of Other invested assets measured at fair value on a recurring basis. The fair values of the Company's derivative positions are generally based on prices obtained either from independent valuation service providers or derived by applying market inputs from recognized vendors into industry standard pricing models. The majority of these derivative contracts are traded in the Over-The-Counter ("OTC") derivative market and are classified in Level 2. The fair values of derivative assets and liabilities traded in the OTC market are determined using quantitative models that require use of the contractual terms of the derivative instruments and multiple market inputs, including interest rates, prices, and indices to generate continuous yield or pricing curves, including overnight index swap ("OIS") curves, and volatility factors, which then are applied to value the positions. The predominance of market inputs is actively quoted and can be validated through external sources or reliably interpolated if less observable. If the pricing information received from independent valuation service providers is not reflective of market activity or other inputs observable in the market, the Company may challenge the price through a formal process in accordance with the terms of the respective independent valuation service provider agreement. If as a result it is determined that the independent valuation service provider is able to reprice the derivative instrument in a manner agreed as more consistent with current market observations, the position remains within Level 2. Alternatively, a Level 3 classification may result if the pricing information then is sourced from another vendor, non-binding broker quotes, or internally-developed valuations for which the Company's own assumptions about market-participant inputs would be used in pricing the security.

   At December 31, 2015 and 2014, respectively, investments classified as Level 1 comprise approximately 71.8% and 72.7% of assets measured at fair value on a recurring basis and primarily include redeemable preferred stock, trading securities, cash equivalents and Separate Accounts assets. Fair value measurements classified as Level 1 include exchange-traded prices of fixed maturities, equity securities and derivative contracts, and net asset values for transacting subscriptions and redemptions of mutual fund shares held by Separate Accounts. Cash equivalents classified as Level 1 include money market accounts, overnight commercial paper and highly liquid debt instruments purchased with an original maturity of three months or less, and are carried at cost as a proxy for fair value measurement due to their short-term nature.

   At December 31, 2015 and 2014, respectively, investments classified as Level 2 comprise approximately 27.3% and 26.4% of assets measured at fair value on a recurring basis and primarily include U.S. government and agency securities and certain corporate debt securities, such as public and private fixed maturities. As market quotes generally are not readily available or accessible for these securities, their fair value measures are determined utilizing relevant information generated by market transactions involving comparable securities and often are based on model pricing techniques that effectively discount prospective cash flows to present value using appropriate sector-adjusted credit spreads commensurate with the security's duration, also taking into consideration issuer-specific credit quality and liquidity. Segregated securities classified as Level 2 are U.S. Treasury Bills segregated by AB in a special reserve bank custody account for the exclusive benefit of brokerage customers, as required by Rule 15c3-3 of the Exchange Act and for which fair values are based on quoted yields in secondary markets.

   Observable inputs generally used to measure the fair value of securities classified as Level 2 include benchmark yields, reported secondary trades, issuer spreads, benchmark securities and other reference data. Additional observable inputs are used when available, and as may be appropriate, for certain security types, such as prepayment, default, and collateral information for the purpose of measuring the fair value of mortgage- and asset-backed securities. At December 31, 2015 and 2014, respectively, approximately $673 million and $821 million of AAA-rated mortgage- and asset-backed securities are classified as Level 2 for which the observability of market inputs to their pricing models is supported by sufficient, albeit more recently contracted, market activity in these sectors.

   The Company's SCS and EQUI-VEST variable annuity products, the IUL product, and in the MSO fund available in some life contracts offer investment options which permit the contract owner to participate in the performance of an index, ETF or commodity price. These investment options, which depending on the product and on the index selected can currently have 1, 3, or 5 year terms, provide for participation in the performance of specified indices, ETF or commodity price movement up to a segment-specific declared maximum rate. Under certain conditions that vary by product, e.g. holding these segments for the full term, these segments also shield policyholders from some or all negative investment performance associated with these indices, ETF or commodity prices. These investment options have defined formulaic liability amounts, and the current values of the option component of these segment reserves are accounted for as Level 2 embedded derivatives. The fair values of these embedded derivatives are based on prices obtained from independent valuation service providers.

   At December 31, 2015 and 2014, respectively, investments classified as Level 3 comprise approximately 0.9% and 1.0% of assets measured at fair value on a recurring basis and primarily include commercial mortgage-backed securities ("CMBS") and corporate debt securities, such as private fixed maturities. Determinations to classify fair value measures within Level 3 of the valuation hierarchy generally are based upon the significance of the unobservable factors to the overall fair value measurement. Included in the Level 3 classification at December 31, 2015 and 2014, respectively, were approximately $119 million and $135 million of fixed maturities with indicative pricing obtained from brokers that otherwise could not be corroborated to market observable data. The Company applies various due-diligence procedures, as considered appropriate, to validate these non-binding broker quotes for reasonableness, based on its understanding of the markets, including use of internally-developed assumptions about inputs a market participant would use to price the security. In addition, approximately $543 million and $770 million of mortgage- and asset-backed securities, including CMBS, are classified as Level 3 at December 31, 2015 and 2014, respectively. The Company utilizes prices obtained from an independent valuation service vendor to measure fair value of CMBS securities.

   The Company also issues certain benefits on its variable annuity products that are accounted for as derivatives and are also considered Level 3. The GMWB feature allows the policyholder to withdraw at minimum, over the life of the contract, an amount based on the contract's benefit base. The GWBL feature allows the policyholder to withdraw, each year for the life of the contract, a specified annual percentage of an amount based on the contract's benefit base. The GMAB feature increases the contract account value at the end of a specified period to a GMAB base. The GIB feature provides a lifetime annuity based on predetermined annuity purchase rates if and when the contract account value is depleted. This lifetime annuity is based on predetermined annuity purchase rates applied to a GIB base.

   Level 3 also includes the GMIB reinsurance contract asset which is accounted for as derivative contracts. The GMIB reinsurance contract asset's fair value reflects the present value of reinsurance premiums and recoveries and risk margins over a range of market consistent economic scenarios while the GIB and GWBL and other features related liability reflects the present value of expected future payments (benefits) less fees, adjusted for risk margins, attributable to the GIB and GWBL and other features over a range of market-consistent economic scenarios. The valuations of both the GMIB reinsurance contract asset and GIB and GWBL and other features' liability incorporate significant non-observable assumptions related to policyholder behavior, risk margins and projections of equity Separate Account funds. The credit risks of the counterparty and of the Company are considered in determining the fair values of its GMIB reinsurance contract asset and GIB and GWBL and other features' liability positions, respectively, after taking into account the effects of collateral arrangements. Incremental adjustment to the swap curve, adjusted for non-performance risk, is made to the resulting fair values of the GMIB reinsurance contract asset to reflect change in the claims-paying ratings of counterparties to the reinsurance treaties. After giving consideration to collateral arrangements, the Company reduced the fair value of its GMIB reinsurance contract asset by $123 million and $147 million at December 31, 2015 and 2014, respectively, to recognize incremental counterparty non-performance risk. The unadjusted swap curve was determined to reflect a level of general swap market counterparty risk; therefore, no adjustment was made for purpose of determining the fair value of the GIB and GWBL and other features' liability embedded derivative at December 31, 2015. Equity and fixed income volatilities were modeled to reflect the current market volatility.

   In second quarter 2014, the Company refined the fair value calculation of the GMIB reinsurance contract asset and GWBL, GIB and GMAB liabilities, utilizing scenarios that explicitly reflect risk free bond and equity components separately (previously aggregated and including counterparty risk premium embedded in swap rates) and stochastic interest rates for projecting and discounting cash flows (previously a single yield curve). The net impacts of these refinements were a $510 million increase to the GMIB reinsurance contract asset and a $37 million increase in the GWBL, GIB and GMAB liability which are reported in the Company's consolidated statements of Earnings (Loss) as Increase (decrease) in the fair value of the reinsurance contract asset and Policyholders' benefits, respectively.

   The Company's Level 3 liabilities include contingent payment arrangements associated with acquisitions in 2010, 2013 and 2014 by AB. At each reporting date, AB estimates the fair values of the contingent consideration expected to be paid based upon probability-weighted AUM and revenue projections, using unobservable market data inputs, which are included in Level 3 of the valuation hierarchy.

   In 2015, AFS fixed maturities with fair values of $125 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $99 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 1.3% of total equity at December 31, 2015.

   In 2014, AFS fixed maturities with fair values of $82 million were transferred out of Level 3 and into Level 2 principally due to the availability of trading activity and/or market observable inputs to measure and validate their fair values. In addition, AFS fixed maturities with fair value of $15 million were transferred from Level 2 into the Level 3 classification. These transfers in the aggregate represent approximately 0.50% of total equity at December 31, 2014.

   The table below presents a reconciliation for all Level 3 assets and liabilities at December 31, 2015 and 2014, respectively.

                              LEVEL 3 INSTRUMENTS
                            FAIR VALUE MEASUREMENTS

                                                                STATE AND
                                                                POLITICAL               COMMERCIAL    RESIDENTIAL
                                                                  SUB-        FOREIGN   MORTGAGE-      MORTGAGE-       ASSET-
                                                  CORPORATE     DIVISIONS      GOVTS      BACKED        BACKED         BACKED
                                                ------------  -------------  ---------  ----------  ---------------  ---------
                                                                                 (IN MILLIONS)
BALANCE, JANUARY 1, 2015....................... $        380  $          47  $      --  $      715  $             2  $      53
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            3             --         --           1               --         --
     Investment gains (losses), net............            2             --         --         (38)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            5             --         --         (37)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............          (25)            (1)        --          64               --         (4)
Purchases/(3)/.................................           60             --          1          --               --         --
Sales/(4)/.....................................          (38)            (1)        --        (175)              (2)        (9)
Transfers into Level 3/(1)/....................           99             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (61)            --         --         (64)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2015..................... $        420  $          45  $       1  $      503  $            --  $      40
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2014....................... $        291  $          46  $      --  $      700  $             4  $      83
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --           2               --         --
     Investment gains (losses), net............            3             --         --         (89)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal..................................... $          5  $          --  $      --  $      (87) $            --  $      --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............            6              2         --         135               --          7
Purchases/(3)/.................................          162             --         --          --               --         --
Sales/(4)/.....................................          (30)            (1)        --         (20)              (2)       (37)
Transfers into Level 3/(1)/....................           15             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (69)            --         --         (13)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2014..................... $        380  $          47  $      --  $      715  $             2  $      53
                                                ============  =============  =========  ==========  ===============  =========

BALANCE, JANUARY 1, 2013....................... $        355  $          50  $      19  $      900  $             9  $     113
Total gains (losses), realized and
  unrealized, included in:
   Earnings (loss) as:
     Net investment income (loss)..............            2             --         --          --               --         --
     Investment gains (losses), net............            5             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
  Subtotal.....................................            7             --         --         (68)              --         --
                                                ------------  -------------  ---------  ----------  ---------------  ---------
Other comprehensive income (loss)..............           (1)            (3)        (2)         13               (1)         3
Purchases/(3)/.................................           70             --         --          31               --         --
Sales/(4)/.....................................         (150)            (1)       (17)       (160)              (4)       (22)
Transfers into Level 3/(1)/....................           20             --         --          --               --         --
Transfers out of Level 3/(1)/..................          (10)            --         --         (16)              --        (11)
                                                ------------  -------------  ---------  ----------  ---------------  ---------
BALANCE, DECEMBER 31, 2013..................... $        291  $          46  $      --  $      700  $             4  $      83
                                                ============  =============  =========  ==========  ===============  =========

                                                 REDEEM-                                              GWBL
                                                  ABLE                         GMIB      SEPARATE   AND OTHER  CONTINGENT
                                                PREFERRED    OTHER EQUITY   REINSURANCE  ACCOUNTS   FEATURES     PAYMENT
                                                  STOCK      INVESTMENTS       ASSET      ASSETS    LIABILITY  ARRANGEMENT
                                               ----------  ---------------  -----------  --------  ----------  -----------
                                                                              (IN MILLIONS)
BALANCE, JANUARY 1, 2015...................... $       --  $            61  $    10,711  $    260  $      128           42
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --               --           --        --          --           --
   Investment gains (losses), net.............         --                5           --        36          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --         (327)       --          --           --
   Policyholders' benefits....................         --               --           --        --        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal.................................         --                5         (327)       36        (130)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income (loss)...........         --                2           --        --          --           --
Purchases/(2)/................................         --                1          228        26         186           --
Sales/(3)/....................................         --              (20)         (42)       (2)         --          (11)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               --           --        (2)         --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2015.................... $       --  $            49  $    10,570  $    313  $      184           31
                                               ==========  ===============  ===========  ========  ==========   ==========

BALANCE, JANUARY 1, 2014...................... $       15  $            52  $     6,747  $    237  $       --           38
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net investment income (loss)...............         --                3           --        --          --           --
   Investment gains (losses), net.............         --                1           --        15          --           --
   Increase (decrease) in the fair value of
     reinsurance contracts....................         --               --        3,774        --          --           --
   Policyholders' benefits....................         --               --           --        --          (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
     Subtotal................................. $       --  $             4  $     3,774  $     15  $       (8)          --
                                               ----------  ---------------  -----------  --------  ----------   ----------
  Other comprehensive income(loss)............         --               --           --        --          --           --
Purchases/(2)/................................         --                8          225        16         136            9
Sales/(3)/....................................        (15)              (1)         (35)       (3)         --           (5)
Settlements/(4)/..............................         --               --           --        (5)         --           --
Transfers into Level 3/(1)/...................         --               --           --        --          --           --
Transfers out of Level 3/(1)/.................         --               (2)          --        --          --           --
                                               ----------  ---------------  -----------  --------  ----------   ----------
BALANCE, DECEMBER 31, 2014.................... $       --  $            61  $    10,711  $    260  $      128           42
                                               ==========  ===============  ===========  ========  ==========   ==========

                                                Redeem-                                                         GWBL
                                                 able                    Other        GMIB        Separate    and Other
                                               Preferred Other Equity   Invested   Reinsurance    Accounts    Features
                                                 Stock   Investments     Assets       Asset        Assets     Liability
                                               --------- ------------  ---------  -------------  ----------  ----------
                                                                             (In Millions)
BALANCE, JANUARY 1, 2013...................... $      15 $         77  $      (2) $      11,044  $      224  $      265
Total gains (losses), realized and
  unrealized, included in:
  Earnings (loss) as:
   Net Investment Income (loss)...............                     10
   Investment gains (losses), net.............        --           (7)        --             --          10          --
   Increase (decrease) in the fair value of
     reinsurance contracts....................        --           --         --         (4,496)         --          --
   Policyholders' benefits....................        --           --         --             --          --        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
     Subtotal.................................        --            3         --         (4,496)         10        (351)
                                               --------- ------------  ---------  -------------  ----------  ----------
  Other comprehensive income (loss)...........        --           --          2             --          (1)         --
Purchases/(2)/................................        --            4         --            237           6          86
Sales/(3)/....................................        --           (3)        --            (38)         (3)         --
Settlements/(4)/..............................        --           --         --             --          (2)         --
Transfers into Level 3/(1)/...................        --           --         --             --           3          --
Transfers out of Level 3/(1)/.................        --          (29)        --             --          --          --
                                               --------- ------------  ---------  -------------  ----------  ----------
BALANCE, DECEMBER 31, 2013.................... $      15 $         52  $      --  $       6,747  $      237  $       --
                                               ========= ============  =========  =============  ==========  ==========

  /(1)/Transfers into/out of Level 3 classification are reflected at beginning-of-period fair values.
  /(2)/For the GMIB reinsurance contract asset and GWBL and other features reserves, represents premiums.
  /(3)/For the GMIB reinsurance contract asset, represents recoveries from reinsurers and for GWBL and other features reserves represents benefits paid.
  /(4)/For contingent payment arrangements, it represents payments under the arrangement.

   The table below details changes in unrealized gains (losses) for 2015 and 2014 by category for Level 3 assets and liabilities still held at December 31, 2015 and 2014, respectively:

                                                                EARNINGS (LOSS)
                                                -----------------------------------------------
                                                                                 INCREASE
                                                   NET                       (DECREASE) IN THE
                                                INVESTMENT   INVESTMENT        FAIR VALUE OF                    POLICY-
                                                  INCOME        GAINS           REINSURANCE                     HOLDERS'
                                                  (LOSS)    (LOSSES), NET        CONTRACTS            OCI       BENEFITS
                                                ---------- --------------- --------------------  ------------  ----------
                                                                              (IN MILLIONS)
LEVEL 3 INSTRUMENTS
FULL YEAR 2015
STILL HELD AT DECEMBER 31, 2015
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $        (25) $       --
     State and political subdivisions..........         --              --                   --            (2)         --
     Commercial mortgage-backed................         --              --                   --            61          --
     Asset-backed..............................         --              --                   --            (4)         --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $         30  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                 (141)           --          --
   Separate Accounts' assets...................         --              36                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         184
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            36 $               (141) $         30  $      184
                                                ========== =============== ====================  ============  ==========

Level 3 Instruments
Full Year 2014
Still Held at December 31, 2014
  Change in unrealized gains (losses):
   Fixed maturities, available-for-sale:
     Corporate................................. $       -- $            -- $                 --  $          6  $       --
     State and political subdivisions..........         --              --                   --             2          --
     Commercial mortgage-backed................         --              --                   --           112          --
     Asset-backed..............................         --              --                   --             7          --
     Other fixed maturities, available-for-
       sale....................................         --              --                   --            --          --
                                                ---------- --------------- --------------------  ------------  ----------
       Subtotal................................ $       -- $            -- $                 --  $        127  $       --
                                                ---------- --------------- --------------------  ------------  ----------
   GMIB reinsurance contracts..................         --              --                3,964            --          --
   Separate Accounts' assets...................         --              15                   --            --          --
   GWBL and other features' liability..........         --              --                   --            --         128
                                                ---------- --------------- --------------------  ------------  ----------
       Total................................... $       -- $            15 $              3,964  $        127  $      128
                                                ========== =============== ====================  ============  ==========

   The following table discloses quantitative information about Level 3 fair value measurements by category for assets and liabilities as of December 31, 2015 and 2014, respectively.

        QUANTITATIVE INFORMATION ABOUT LEVEL 3 FAIR VALUE MEASUREMENTS
                               DECEMBER 31, 2015

                                 FAIR         VALUATION
                                 VALUE        TECHNIQUE        SIGNIFICANT UNOBSERVABLE INPUT       RANGE
                                ------- ---------------------- ------------------------------ -----------------
                                                              (IN MILLIONS)
ASSETS:
Investments:
  Fixed maturities,
  available-for-sale:

   Corporate................... $    61 Matrix pricing model                  Spread over the
                                                                            industry-specific
                                                                        benchmark yield curve 50 BPS - 565 BPS

                                    154 Market comparable                    EBITDA multiples   7.8X - 19.1X
                                          companies                             Discount rate   7.0% - 12.6%
                                                                          Cash flow Multiples   14.0X - 16.5X
---------------------------------------------------------------------------------------------------------------

   Asset-backed................       3 Matrix pricing model                 Spread over U.S.
                                                                               Treasury curve 30 BPS - 687 BPS
---------------------------------------------------------------------------------------------------------------

Other equity investments.......      10 Market comparable                    Revenue multiple    2.5X - 4.8X
                                          companies                    Marketability Discount       30.0%
---------------------------------------------------------------------------------------------------------------

Separate Accounts' assets......     271 Third party appraisal             Capitalization rate       4.9%
                                                                     Exit capitalization rate       5.9%
                                                                                Discount rate       6.7%

                                      7 Discounted cash flow                 Spread over U.S.
                                                                               Treasury curve
                                                                       Gross domestic product 280 BPS - 411 BPS
                                                                                         rate   0.0% - 1.09%
                                                                              Discount factor    2.3% - 5.9%
---------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts.....  10,570 Discounted cash flow                      Lapse Rates    0.6% - 5.7%
                                                                             Withdrawal rates    0.2% - 8.0%
                                                                       GMIB Utilization Rates    0.0% - 15%
                                                                         Non-performance risk  5 BPS - 18 BPS
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL/(1)/.................     120 Discounted cash flow                      Lapse Rates    1.0% - 5.7%
                                                                             Withdrawal rates    0.0% - 7.0%
                                                                    Volatility rates - Equity     9% - 35%
---------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

        Quantitative Information about Level 3 Fair Value Measurements
                               December 31, 2014

                                Fair         Valuation
                                Value        Technique         Significant Unobservable Input         Range
                               ------- ---------------------- --------------------------------- -----------------
                                                             (In Millions)
ASSETS:
Investments:
Fixed maturities,
  available-for-sale:

   Corporate.................. $    75 Matrix pricing model
                                                              Spread over the industry-specific
                                                                          benchmark yield curve  0 BPS - 590 BPS

                                   132 Market comparable
                                         companies                                Discount rate   11.2% - 15.2%
-----------------------------------------------------------------------------------------------------------------

   Asset-backed...............       5 Matrix pricing model                    Spread over U.S.
                                                                                 Treasury curve 30 BPS - 687 BPS
-----------------------------------------------------------------------------------------------------------------

Other equity investments......      20 Market comparable                       Revenue multiple    2.0X - 3.5X
                                         companies                                Discount rate       18.0%
                                                                                 Discount years         2
-----------------------------------------------------------------------------------------------------------------

Separate Accounts' assets.....     234 Third party appraisal                Capitalization rate       5.2%
                                                                       Exit capitalization rate       6.2%
                                                                                  Discount rate       7.1%

                                     7 Discounted cash flow                    Spread over U.S.
                                                                                 Treasury curve
                                                                         Gross domestic product 238 BPS - 395 BPS
                                                                                           rate    0.0% - 2.4%
                                                                                Discount factor    1.3% - 5.4%
-----------------------------------------------------------------------------------------------------------------

GMIB reinsurance contracts....  10,711 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.2% - 8.0%
                                                                         GMIB Utilization Rates   0.0% - 15.0%
                                                                           Non-performance risk  5 BPS - 16 BPS
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

LIABILITIES:
GMWB/GWBL /(1)/...............     107 Discounted cash flow                         Lapse Rates    1.0% - 8.0%
                                                                               Withdrawal Rates    0.0% - 7.0%
                                                                      Volatility rates - Equity   9.0% - 34.0%
-----------------------------------------------------------------------------------------------------------------

  /(1)/Excludes GMAB and GIB liabilities.

   Excluded from the tables above at December 31, 2015 and 2014, respectively, are approximately $865 million and $1,045 million Level 3 fair value measurements of investments for which the underlying quantitative inputs are not developed by the Company and are not readily available. The fair value measurements of these Level 3 investments comprise approximately 63.1% and 68.8% of total assets classified as Level 3 and represent only 0.6% and 0.7% of total assets measured at fair value on a recurring basis at December 31, 2015 and 2014 respectively. These investments primarily consist of certain privately placed debt securities with limited trading activity, including commercial mortgage-, residential mortgage- and asset-backed instruments, and their fair values generally reflect unadjusted prices obtained from independent valuation service providers and indicative, non-binding quotes obtained from third-party broker-dealers recognized as market participants. Significant increases or decreases in the fair value amounts received from these pricing sources may result in the Company's reporting significantly higher or lower fair value measurements for these Level 3 investments.

   Included in the tables above at December 31, 2015 and 2014, respectively, are approximately $215 million and $207 million fair value of privately placed, available-for-sale corporate debt securities classified as Level 3. The fair value of private placement securities is determined by application of a matrix pricing model or a market comparable company value technique, representing approximately 51.2% and 54.4% of the total fair value of Level 3 securities in the corporate fixed maturities asset class. The significant unobservable input to the matrix pricing model valuation technique is the spread over the industry-specific benchmark yield curve. Generally, an increase or decrease in spreads would lead to directionally inverse movement in the fair value measurements of these securities. The significant unobservable input to the market comparable company valuation technique is the discount rate. Generally, a significant increase (decrease) in the discount rate would result in significantly lower (higher) fair value measurements of these securities.

   Residential mortgage-backed securities classified as Level 3 primarily consist of non-agency paper with low trading activity. Included in the tables above at December 31, 2015 and 2014, there were no Level 3 securities that were determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Generally, a change in spreads would lead to directionally inverse movement in the fair value measurements of these securities.

   Asset-backed securities classified as Level 3 primarily consist of non-agency mortgage loan trust certificates, including subprime and Alt-A paper, credit tenant loans, and equipment financings. Included in the tables above at December 31, 2015 and 2014, are approximately 7.5% and 9.4%, respectively, of the total fair value of these Level 3 securities that is determined by application of a matrix pricing model and for which the spread over the U.S. Treasury curve is the most significant unobservable input to the pricing result. Significant increases (decreases) in spreads would result in significantly lower (higher) fair value measurements.

   Other equity investments classified as Level 3 primarily consist of private venture capital fund investments of AB for which fair values are adjusted to reflect expected exit values as evidenced by financing and sale transactions with third parties or when consideration of other factors, such as current company performance and market conditions, is determined by management to require valuation adjustment. Significant increase (decrease) in isolation in the underlying enterprise value to revenue multiple and enterprise value to R&D investment multiple, if applicable, would result in significantly higher (lower) fair value measurement. Significant increase (decrease) in the discount rate would result in a significantly lower (higher) fair value measurement. Significant increase (decrease) in isolation in the discount factor ascribed for lack of marketability and various risk factors would result in significantly lower (higher) fair value measurement. Changes in the discount factor generally are not correlated to changes in the value multiples. Also classified as Level 3 at December 31, 2015 and 2014, respectively, are approximately $32 million and $31 million private venture capital fund-of-fund investments of AB for which fair value is estimated using the capital account balances provided by the partnerships. The interests in these partnerships cannot be redeemed. As of December 31, 2015 and 2014, AB's aggregate unfunded commitments to these investments were approximately $3 million and $3 million, respectively.

   Separate Accounts' assets classified as Level 3 in the table at December 31, 2015 and 2014, primarily consist of a private real estate fund with a fair value of approximately $271 million and $234 million, a private equity investment with a fair value of approximately $2 million and $2 million and mortgage loans with fair value of approximately $5 million and $5 million, respectively. A third party appraisal valuation technique is used to measure the fair value of the private real estate investment fund, including consideration of observable replacement cost and sales comparisons for the underlying commercial properties, as well as the results from applying a discounted cash flow approach. Significant increase (decrease) in isolation in the capitalization rate and exit capitalization rate assumptions used in the discounted cash flow approach to the appraisal value would result in a higher (lower) measure of fair value. A discounted cash flow approach is applied to determine the private equity investment for which the significant unobservable assumptions are the gross domestic product rate formula and a discount factor that takes into account various risks, including the illiquid nature of the investment. A significant increase (decrease) in the gross domestic product rate would have a directionally inverse effect on the fair value of the security. With respect to the fair value measurement of mortgage loans a discounted cash flow approach is applied, a significant increase (decrease) in the assumed spread over U.S. Treasuries would produce a lower (higher) fair value measurement. Changes in the discount rate or factor used in the valuation techniques to determine the fair values of these private equity investments and mortgage loans generally are not correlated to changes in the other significant unobservable inputs. Significant increase (decrease) in isolation in the discount rate or factor would result in significantly lower (higher) fair value measurements. The remaining Separate Accounts' investments classified as Level 3 excluded from the table consist of mortgage- and asset-backed securities with fair values of approximately $28 million and $7 million at December 31, 2015 and $11 million and $8 million at December 31, 2014, respectively. These fair value measurements are determined using substantially the same valuation techniques as earlier described above for the Company's General Account investments in these securities.

   Significant unobservable inputs with respect to the fair value measurement of the Level 3 GMIB reinsurance contract asset and the Level 3 liabilities identified in the table above are developed using Company data. Validations of unobservable inputs are performed to the extent the Company has experience. When an input is changed the model is updated and the results of each step of the model are analyzed for reasonableness.

   The significant unobservable inputs used in the fair value measurement of the Company's GMIB reinsurance contract asset are lapse rates, withdrawal rates and GMIB utilization rates. Significant increases in GMIB utilization rates or decreases in lapse or withdrawal rates in isolation would tend to increase the GMIB reinsurance contract asset.

   Fair value measurement of the GMIB reinsurance contract asset includes dynamic lapse and GMIB utilization assumptions whereby projected contractual lapses and GMIB utilization reflect the projected net amount of risks of the contract. As the net amount of risk of a contract increases, the assumed lapse rate decreases and the GMIB utilization increases. Increases in volatility would increase the asset.

   The significant unobservable inputs used in the fair value measurement of the Company's GMWB and GWBL liability are lapse rates and withdrawal rates. Significant increases in withdrawal rates or decreases in lapse rates in isolation would tend to increase these liabilities. Increases in volatility would increase these liabilities.

   The three AB acquisition-related contingent consideration liabilities (with a combined fair value of $31 million and $42 million as of December 31, 2015 and 2014, respectively) are currently valued using projected AUM growth rates with a weighted average of 46.0%, revenue growth rates with a weighted average of 43.0%, and discount rates of 3.0% (using a cost of debt assumption). During the fourth quarters of 2015 and 2014, AB recorded changes in estimates of the contingent consideration payable relating to recent acquisitions of $7 million and $4 million, respectively.

   The carrying values and fair values at December 31, 2015 and 2014 for financial instruments not otherwise disclosed in Notes 3 and 12 are presented in the table below. Certain financial instruments are exempt from the requirements for fair value disclosure, such as insurance liabilities other than financial guarantees and investment contracts, limited partnerships accounted for under the equity method and pension and other postretirement obligations.

                                                                   FAIR VALUE
                                              CARRYING ----------------------------------
                                               VALUE   LEVEL 1 LEVEL 2  LEVEL 3   TOTAL
                                              -------- ------- -------- -------- --------
                                                             (IN MILLIONS)
December 31, 2015:
MORTGAGE LOANS ON REAL ESTATE................ $  7,171 $    -- $     -- $  7,257 $  7,257
LOANS TO AFFILIATES..........................    1,087      --      795      390    1,185
POLICYHOLDERS LIABILITIES: INVESTMENT
  CONTRACTS..................................    7,825      --       --    7,930    7,930
POLICY LOANS.................................    3,393      --       --    4,343    4,343
SHORT-TERM DEBT..............................      584      --      584       --      584
SEPARATE ACCOUNT LIABILITIES.................    5,124      --       --    5,124    5,124
December 31, 2014:
Mortgage loans on real estate................ $  6,463 $    -- $     -- $  6,617    6,617
Loans to affiliates..........................    1,087      --    1,203       --    1,203
Policyholders liabilities: Investment
  contracts..................................    2,799      --       --    2,941    2,941
Policy loans.................................    3,408      --       --    4,406    4,406
Short-term debt..............................      688      --      700       --      700
Separate Account Liabilities.................    5,019      --       --    5,019    5,019

   Fair values for commercial and agricultural mortgage loans on real estate are measured by discounting future contractual cash flows to be received on the mortgage loan using interest rates at which loans with similar characteristics and credit quality would be made. The discount rate is derived from taking the appropriate U.S. Treasury rate with a like term to the remaining term of the loan and adding a spread reflective of the risk premium associated with the specific loan. Fair values for mortgage loans anticipated to be foreclosed and problem mortgage loans are limited to the fair value of the underlying collateral, if lower.

   The Company's short-term debt primarily includes commercial paper issued by AB with short-term maturities and book value approximates fair value. The fair values of the Company's borrowing and lending arrangements with AXA affiliated entities are determined from quotations provided by brokers knowledgeable about these securities and internally assessed for reasonableness, including matrix pricing models for debt securities and discounted cash flow analysis for mortgage loans.

   The fair value of policy loans is calculated by discounting expected cash flows based upon the U.S. treasury yield curve and historical loan repayment patterns.

   The fair values for the Company's association plans contracts, supplementary contracts not involving life contingencies ("SCNILC"), deferred annuities and certain annuities, which are included in Policyholder's account balances and liabilities for investment contracts with fund investments in Separate Accounts are estimated using projected cash flows discounted at rates reflecting current market rates. Significant unobservable inputs reflected in the cash flows include lapse rates and withdrawal rates. Incremental adjustments may be made to the fair value to reflect non-performance risk. Certain other products such as Access Accounts and FHLBNY funding agreements and escrow shield plus product reserves are held at book value.

8) GMDB, GMIB, GIB, GWBL AND OTHER FEATURES AND NO LAPSE GUARANTEE FEATURES

    A) Variable Annuity Contracts -- GMDB, GMIB, GIB and GWBL and Other Features

   The Company has certain variable annuity contracts with GMDB, GMIB, GIB and GWBL and other features in-force that guarantee one of the following:

      . Return of Premium: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals);

      . Ratchet: the benefit is the greatest of current account value, premiums paid (adjusted for withdrawals), or the highest account value on any anniversary up to contractually specified ages (adjusted for withdrawals);

      . Roll-Up: the benefit is the greater of current account value or premiums paid (adjusted for withdrawals) accumulated at contractually specified interest rates up to specified ages;

      . Combo: the benefit is the greater of the ratchet benefit or the roll-up benefit, which may include either a five year or an annual reset; or

      . Withdrawal: the withdrawal is guaranteed up to a maximum amount per year for life.

   The following table summarizes the GMDB and GMIB liabilities, before reinsurance ceded, reflected in the General Account in future policy benefits and other policyholders' liabilities:

                                                GMDB      GMIB      TOTAL
                                              --------  --------  --------
                                                      (IN MILLIONS)
Balance at January 1, 2013................... $  1,772  $  4,561  $  6,333
  Paid guarantee benefits....................     (237)     (325)     (562)
  Other changes in reserve...................       91       (33)       58
                                              --------  --------  --------
Balance at December 31, 2013.................    1,626     4,203     5,829
  Paid guarantee benefits....................     (231)     (220)     (451)
  Other changes in reserve...................      334     1,661     1,995
                                              --------  --------  --------
Balance at December 31, 2014.................    1,729     5,644     7,373
  Paid guarantee benefits....................     (313)      (89)     (402)
  Other changes in reserve...................    1,570      (258)    1,312
                                              --------  --------  --------
Balance at December 31, 2015................. $  2,986  $  5,297  $  8,283
                                              ========  ========  ========

   Related GMDB reinsurance ceded amounts were:

                                                                     GMDB
                                                                 -------------
                                                                 (IN MILLIONS)
Balance at January 1, 2013...................................... $         844
  Paid guarantee benefits.......................................          (109)
  Other changes in reserve......................................            56
                                                                 -------------
Balance at December 31, 2013....................................           791
  Paid guarantee benefits.......................................          (114)
  Other changes in reserve......................................           155
                                                                 -------------
Balance at December 31, 2014....................................           832
  Paid guarantee benefits.......................................          (148)
  Other changes in reserve......................................           746
                                                                 -------------
Balance at December 31, 2015.................................... $       1,430
                                                                 =============

   The GMIB reinsurance contracts are considered derivatives and are reported at fair value.

   The December 31, 2015 values for variable annuity contracts in force on such date with GMDB and GMIB features are presented in the following table. For contracts with the GMDB feature, the net amount at risk in the event of death is the amount by which the GMDB benefits exceed related account values. For contracts with the GMIB feature, the net amount at risk in the event of annuitization is the amount by which the present value of the GMIB benefits exceeds related account values, taking into account the relationship between current annuity purchase rates and the GMIB guaranteed annuity purchase rates. Since variable annuity contracts with GMDB guarantees may also offer GMIB guarantees in the same contract, the GMDB and GMIB amounts listed are not mutually exclusive:

                                               RETURN OF
                                                PREMIUM    RATCHET   ROLL-UP     COMBO     TOTAL
                                               ---------  --------  ---------  ---------  -------
                                                              (DOLLARS IN MILLIONS)
GMDB:
-----
  Account values invested in:
   General Account............................ $  13,037  $    132  $      78  $     244  $13,491
   Separate Accounts.......................... $  38,438  $  8,570  $   3,472  $  34,160  $84,640
  Net amount at risk, gross................... $     397  $    422  $   2,389  $  15,872  $19,080
  Net amount at risk, net of amounts
   reinsured.................................. $     397  $    302  $   1,616  $   6,743  $ 9,058
  Average attained age of contractholders.....      51.1      65.4       71.7       66.4     55.0
  Percentage of contractholders over age 70...       9.0%     35.4%      58.1%      38.2%    16.6%
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

GMIB:
-----
  Account values invested in:
   General Account............................       N/A       N/A  $      41  $     351  $   392
   Separate Accounts..........................       N/A       N/A  $  15,467  $  41,092  $56,559
  Net amount at risk, gross...................       N/A       N/A  $   1,179  $   6,232  $ 7,411
  Net amount at risk, net of amounts
   reinsured..................................       N/A       N/A  $     351  $   1,561  $ 1,912
  Weighted average years remaining until
   annuitization..............................       N/A       N/A        1.4        1.9      1.9
  Range of contractually specified interest
   rates......................................       N/A       N/A       3%-6%    3%-6.5%  3%-6.5%

   The liability for SCS, SIO, MSO and IUL indexed features and the GIB and GWBL and other features, not included above, was $494 million and $508 million at December 31, 2015 and 2014, respectively, which are accounted for as embedded derivatives. The liability for GIB, GWBL and other features reflects the present value of expected future payments (benefits) less the fees attributable to these features over a range of market consistent economic scenarios. The liability for SCS, SIO, MSO and IUL reflects the present value of expected future payments assuming the segments are held to maturity.

   In-force management

   The Company continues to proactively manage its in-force business. For example:

      . GMIB/GWBL LUMP SUM OPTION. In 2015, the Company added a lump sum option to certain contracts with GMIB and GWBL benefits. Prior to the addition of this option, if an eligible contractholder's adjusted account value fell to zero, the contractholder would automatically receive a stream of payments over his or her lifetime. With this option, eligible contractholders now have the ability to receive a percentage of the present value of those lifetime payments in a one-time lump sum payment.

      . GMDB/GMIB BUYBACK. Beginning in 2012, the Company initiated several programs to purchase from certain contractholders the GMDB and GMIB riders contained in their Accumulator(R) contracts. Most recently in 2015, the Company initiated a program to give contractholders an option to elect a full buyout of their rider or a new partial
          (50%) buyout of their rider.

   The Company believes that the lump sum option and buyback programs are mutually beneficial to both the Company and contractholders who no longer need or want the GMDB, GMIB or GWBL rider. As a result of the 2015 buyback program, the Company is assuming a change in the short-term behavior of remaining contractholders, as those who do not accept are assumed to be less likely to surrender their contract over the short term. The Company is also incorporating the expectation that some contractholders will utilize the new lump sum option product feature.

   Due to the difference in accounting recognition between the GMDB/GMIB and GWBL reserves and the fair value of the GMIB reinsurance contract asset, the net impact of the addition of the lump sum option to certain contracts and the 2015 buyback offer is an after-tax loss of $247 million, which was recognized in 2015. The net impact of a 2013 buyback that completed in 2014 was an after-tax loss of $29 million and $20 million to Net earnings in 2014 and 2013, respectively. For additional information, see "Accounting for VA Guarantee Features" in Note 2.

    B) Separate Account Investments by Investment Category Underlying GMDB and GMIB Features

   The total account values of variable annuity contracts with GMDB and GMIB features include amounts allocated to the guaranteed interest option, which is part of the General Account and variable investment options that invest through Separate Accounts in variable insurance trusts. The following table presents the aggregate fair value of assets, by major investment category, held by Separate Accounts that support variable annuity contracts with GMDB and GMIB benefits and guarantees. The investment performance of the assets impacts the related account values and, consequently, the net amount of risk associated with the GMDB and GMIB benefits and guarantees. Since variable annuity contracts with GMDB benefits and guarantees may also offer GMIB benefits and guarantees in each contract, the GMDB and GMIB amounts listed are not mutually exclusive:

              INVESTMENT IN VARIABLE INSURANCE TRUST MUTUAL FUNDS

                                                 DECEMBER 31,
                                              ------------------
                                                2015     2014
                                              -------- ---------
                                                (IN MILLIONS)
GMDB:
-----
Equity....................................... $ 66,230 $  67,108
Fixed income.................................    2,686     3,031
Balanced.....................................   15,350    17,505
Other........................................      374       404
                                              -------- ---------
Total........................................ $ 84,640 $  88,048
                                              ======== =========

GMIB:
-----
Equity....................................... $ 43,874 $  43,850
Fixed income.................................    1,819     1,988
Balanced.....................................   10,696    12,060
Other........................................      170       186
                                              -------- ---------
Total........................................ $ 56,559 $  58,084
                                              ======== =========

    C) Hedging Programs for GMDB, GMIB, GIB and GWBL and Other Features

   Beginning in 2003, AXA Equitable established a program intended to hedge certain risks associated first with the GMDB feature and, beginning in 2004, with the GMIB feature of the Accumulator(R) series of variable annuity products. The program has also been extended to cover other guaranteed benefits as they have been made available. This program utilizes derivative contracts, such as exchange-traded equity, currency and interest rate futures contracts, total return and/or equity swaps, interest rate swap and floor contracts, swaptions, variance swaps as well as equity options, that collectively are managed in an effort to reduce the economic impact of unfavorable changes in guaranteed benefits' exposures attributable to movements in the capital markets. At the present time, this program hedges certain economic risks on products sold from 2001 forward, to the extent such risks are not reinsured. At December 31, 2015, the total account value and net amount at risk of the hedged variable annuity contracts were $50,333 million and $7,841 million, respectively, with the GMDB feature and $32,740 million and $1,560 million, respectively, with the GMIB and GIB feature.

   These programs do not qualify for hedge accounting treatment. Therefore, gains (losses) on the derivatives contracts used in these programs, including current period changes in fair value, are recognized in net investment income (loss) in the period in which they occur, and may contribute to earnings (loss) volatility.

    D) Variable and Interest-Sensitive Life Insurance Policies - No Lapse Guarantee

   The no lapse guarantee feature contained in variable and interest-sensitive life insurance policies keeps them in force in situations where the policy value is not sufficient to cover monthly charges then due. The no lapse guarantee remains in effect so long as the policy meets a contractually specified premium funding test and certain other requirements.

   The following table summarizes the no lapse guarantee liabilities, reflected in the General Account in Future policy benefits and other policyholders' liabilities, the related reinsurance reserve ceded, reflected in Amounts due from reinsurers and deferred cost of reinsurance, reflected in Other assets in the Consolidated balance sheets.

                                               DIRECT   REINSURANCE
                                              LIABILITY    CEDED       NET
                                              --------- -----------  --------
                                                       (IN MILLIONS)
Balance at January 1, 2013................... $     556 $      (310) $    246
  Other changes in reserves..................       273        (131)      142
                                              --------- -----------  --------
Balance at December 31, 2013.................       829        (441)      388
  Other changes in reserves..................       135        (114)       21
                                              --------- -----------  --------
Balance at December 31, 2014.................       964        (555)      409
  Other changes in reserves..................       120          16       136
                                              --------- -----------  --------
Balance at December 31, 2015................. $   1,084 $      (539) $    545
                                              ========= ===========  ========

9) REINSURANCE AGREEMENTS

   The Company assumes and cedes reinsurance with other insurance companies. The Company evaluates the financial condition of its reinsurers to minimize its exposure to significant losses from reinsurer insolvencies. Ceded reinsurance does not relieve the originating insurer of liability.

   The Company reinsures most of its new variable life, UL and term life policies on an excess of retention basis. The Company generally retains up to $25 million on each single-life policy and$30 million on each second-to-die policy, with the excess 100% reinsured. The Company also reinsures the entire risk on certain substandard underwriting risks and in certain other cases.

   At December 31, 2015, the Company had reinsured with non-affiliates and affiliates in the aggregate approximately 4.1% and 48.4%, respectively, of its current exposure to the GMDB obligation on annuity contracts in-force and, subject to certain maximum amounts or caps in any one period, approximately 19.6% and 54.6%, respectively, of its current liability exposure resulting from the GMIB feature. See Note 8.

   Based on management's estimates of future contract cash flows and experience, the fair values of the GMIB reinsurance contracts, considered derivatives at December 31, 2015 and 2014 were $10,570 million and $10,711 million, respectively. The increases (decreases) in fair value were $(141) million, $3,964 million and $(4,297) million for 2015, 2014 and 2013, respectively.

   At December 31, 2015 and 2014, respectively, third-party reinsurance recoverables related to insurance contracts amounted to $2,458 million and $2,367 million, of which $2,005 million and $2,069 million related to three specific reinsurers, which were Zurich Insurance Company Ltd. (AA -- rating), Paul Revere Life Insurance Company (A rating) and Connecticut General Life Insurance Company (AA- rating). At December 31, 2015 and 2014, affiliated reinsurance recoverables related to insurance contracts amounted to $2,009 million and $1,684 million, respectively. A contingent liability exists with respect to reinsurance should the reinsurers be unable to meet their obligations.

   Reinsurance payables related to insurance contracts were $131 million and $74 million, at December 31, 2015 and 2014, respectively.

   The Company cedes substantially all of its group life and health business to a third party insurer. Insurance liabilities ceded totaled $92 million and $110 million at December 31, 2015 and 2014, respectively.

   The Company also cedes a portion of its extended term insurance and paid-up life insurance and substantially all of its individual disability income business through various coinsurance agreements.

   The Company has also assumed accident, health, annuity, aviation and space risks by participating in or reinsuring various reinsurance pools and arrangements. In addition to the sale of insurance products, AXA Equitable currently acts as a professional retrocessionaire by assuming life reinsurance from professional reinsurers. Reinsurance assumed reserves at December 31, 2015 and 2014 were $744 million and $757 million, respectively.

   For affiliated reinsurance agreements see Note 11 "Related Party
   Transactions."

   The following table summarizes the effect of reinsurance:

                                               2015    2014    2013
                                              ------  ------  ------
                                                   (IN MILLIONS)

Direct premiums.............................. $  820  $  844  $  848
Reinsurance assumed..........................    207     211     213
Reinsurance ceded............................   (539)   (541)   (565)
                                              ------  ------  ------
Premiums..................................... $  488  $  514  $  496
                                              ======  ======  ======
Universal Life and Investment-type Product
  Policy Fee Income Ceded.................... $  279  $  270  $  247
                                              ======  ======  ======
Policyholders' Benefits Ceded................ $  527  $  726  $  703
                                              ======  ======  ======

   Individual Disability Income and Major Medical

   Claim reserves and associated liabilities net of reinsurance ceded for individual DI and major medical policies were $80 million and $78 million at December 31, 2015 and 2014, respectively. At December 31, 2015 and 2014, respectively, $1,652 million and $1,714 million of DI reserves and associated liabilities were ceded through indemnity reinsurance agreements with a singular reinsurance group, rated AA-. Net incurred benefits (benefits paid plus changes in claim reserves) and benefits paid for individual DI and major medical policies are summarized below:

                                              2015  2014  2013
                                              ----- ----- -----
                                                (IN MILLIONS)

Incurred benefits related to current year.... $  11 $  14 $  15
Incurred benefits related to prior years.....    22    16    10
                                              ----- ----- -----
Total Incurred Benefits...................... $  33 $  30 $  25
                                              ===== ===== =====
Benefits paid related to current year........ $  18 $  20 $  19
Benefits paid related to prior years.........    13    11    13
                                              ----- ----- -----
Total Benefits Paid.......................... $  31 $  31 $  32
                                              ===== ===== =====

10)SHORT-TERM DEBT

   Short-term debt consists of the following:

                                              DECEMBER 31,
                                              -------------
                                               2015   2014
                                              ------ ------
                                              (IN MILLIONS)
Short-term debt:
AB:
  Commercial paper (with interest rates of
   0.5% and 0.3%)............................ $  584 $  489
AXA Equitable:
  Surplus Notes, 7.7%, due 2015..............     --    200
                                              ------ ------
Total short-term debt........................ $  584 $  689
                                              ====== ======

   Short-term Debt

   AB has a $1,000 million committed, unsecured senior revolving credit facility ("AB Credit Facility") with a group of commercial banks and other lenders. The AB Credit Facility provides for possible increases in the principal amount by up to an aggregate incremental amount of $250 million, any such increase being subject to the consent of the affected lenders. The AB Credit Facility is available for AB's and SCB LLC's business purposes, including the support of AB's $1,000 million commercial paper program. Both AB and SCB LLC can draw directly under the AB Credit Facility and management may draw on the AB Credit Facility from time to time. AB has agreed to guarantee the obligations of SCB LLC under the AB Credit Facility.

   The AB Credit Facility contains affirmative, negative and financial covenants, which are customary for facilities of this type, including, among other things, restrictions on dispositions of assets, restrictions on liens, a minimum interest coverage ratio and a maximum leverage ratio. As of December 31, 2015, AB and SCB LLC were in compliance with these covenants. The AB Credit Facility also includes customary events of default (with customary grace periods, as applicable), including provisions under which, upon the occurrence of an event of default, all outstanding loans may be accelerated and/or lender's commitments may be terminated. Also, under such provisions, upon the occurrence of certain insolvency- or bankruptcy-related events of default, all amounts payable under the AB Credit Facility automatically would become immediately due and payable, and the lender's commitments automatically would terminate.

   On October 22, 2014, as part of an amendment and restatement, the maturity date of the AB Credit Facility was extended from January 17, 2017 to October 22, 2019. There were no other significant changes included in the amendment.

   As of December 31, 2015 and 2014, AB and SCB LLC had no amounts outstanding under the AB Credit Facility. During 2015 and 2014, AB and SCB LLC did not draw upon the AB Credit Facility.

   In addition, SCB LLC has three uncommitted lines of credit with three financial institutions. Two of these lines of credit permit SCB LLC to borrow up to an aggregate of approximately $200 million, with AB named as an additional borrower, while one has no stated limit. As of December 31, 2015 and 2014, SCB LLC had no bank loans outstanding.

11)RELATED PARTY TRANSACTIONS

   Loans to Affiliates

   In September 2007, AXA issued a $650 million 5.4% Senior Unsecured Note to AXA Equitable. The note pays interest semi-annually and was scheduled to mature on September 30, 2012. In March 2011, the maturity date of the note was extended to December 30, 2020 and the interest rate was increased to 5.7%.

   In June 2009, AXA Equitable sold real estate property valued at $1,100 million to a non-insurance subsidiary of AXA Financial in exchange for $700 million in cash and $400 million in 8.0% ten year term mortgage notes on the property reported in Loans to affiliates in the consolidated balance sheets. In November 2014, this loan was refinanced and a new $382 million, seven year term loan with an interest rate of 4.0% was issued.

   In third quarter 2013, AXA Equitable purchased, at fair value, AXA Arizona's $50 million note receivable from AXA for $56 million. This note pays interest semi-annually at an interest rate of 5.4% and matures on December 15, 2020.

   Loans from Affiliates

   In 2005, AXA Equitable issued a surplus note to AXA Financial in the amount of $325 million with an interest rate of 6.0% and was scheduled to mature on December 1, 2035. In December 2014, AXA Equitable repaid this note at par value plus interest accrued of $1 million to AXA Financial.

   In December 2008, AXA Equitable issued a $500 million callable 7.1% surplus note to AXA Financial. The note pays interest semi-annually and was scheduled to mature on December 1, 2018. In June 2014, AXA Equitable repaid this note at par value plus interest accrued of $3 million to AXA Financial.

   Other Transactions

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable Qualified Pension Plan ("AXA Equitable QP") was transferred from AXA Equitable to AXA Financial under terms of an Assumption Agreement. For additional information regarding this transaction see Note 12.

   In third quarter 2013, AXA Equitable purchased, at fair value, MONY Life Insurance Company's ("MONY Life"), equity interest in limited partnerships for $53 million and MONY Life's CMBS portfolio for $31 million. MONY Life was a subsidiary of AXA Financial through October 1, 2013.

   The Company reimburses AXA Financial for expenses related to certain employee compensation and benefits. Such reimbursement is based on the cost to AXA Financial of the benefits provided which totaled $20 million, $29 million and $40 million, respectively, for 2015, 2014 and 2013.

   In 2015, 2014 and 2013, respectively, the Company paid AXA Distribution Holding Corporation ("AXA Distribution") and its subsidiaries $603 million, $616 million and $621 million of commissions and fees for sales of insurance products. The Company charged AXA Distribution's subsidiaries $321 million, $325 million and $345 million, respectively, for their applicable share of operating expenses in 2015, 2014 and 2013, pursuant to Service agreement.

   AXA Distributors received $13 million, $2 million and $2 million in commissions and fees for the sale of MONY Life Insurance Company of America ("MONY America") insurance products in 2015, 2014 and 2013, respectively. AXA Distributors is an indirect wholly owned subsidiary of AXA Equitable.

   The Company has implemented capital management actions to mitigate statutory reserve strain for certain level term and UL policies with secondary guarantees and GMDB and GMIB riders on the Accumulator(R) products through reinsurance transactions with AXA RE Arizona Company ("AXA Arizona"), a wholly-owned subsidiary of AXA Financial.

   The Company currently reinsures to AXA Arizona, a 100% quota share of all liabilities for variable annuities with enhanced GMDB and GMIB riders issued on or after January 1, 2006 and in-force on September 30, 2008. AXA Arizona also reinsures a 90% quota share of level premium term insurance issued by AXA Equitable on or after March 1, 2003 through December 31, 2008 and lapse protection riders under UL insurance policies issued by AXA Equitable on or after June 1, 2003 through June 30, 2007. The reinsurance arrangements with AXA Arizona provide important capital management benefits to AXA Equitable. At December 31, 2015 and 2014, the Company's GMIB reinsurance asset with AXA Arizona had carrying values of $8,741 million and $8,560 million, respectively, and is reported in Guaranteed minimum income benefit reinsurance asset, at fair value in the consolidated balance sheets. Ceded premiums in 2015, 2014 and 2013 related to the UL and no lapse guarantee riders totaled approximately $453 million, $453 million and $474 million, respectively. Ceded claims paid in 2015, 2014 and 2013 were $54 million, $83 million and $70 million, respectively.

   AXA Equitable receives statutory reserve credits for reinsurance treaties with AXA Arizona to the extent that AXA Arizona holds assets in an irrevocable trust (the "Trust") ($9,099 million at December 31, 2015) and/or letters of credit ($3,205 million at December 31, 2015). These letters of credit are guaranteed by AXA. Under the reinsurance transactions, AXA Arizona is permitted to transfer assets from the Trust under certain circumstances. The level of statutory reserves held by AXA Arizona fluctuate based on market movements, mortality experience and policyholder behavior. Increasing reserve requirements may necessitate that additional assets be placed in trust and/or securing additional letters of credit, which could adversely impact AXA Arizona's liquidity.

   Various AXA affiliates, including AXA Equitable, cede a portion of their life, health and catastrophe insurance business through reinsurance agreements to AXA Global Life, an affiliate. AXA Global Life, in turn, retrocedes a quota share portion of these risks prior to 2008 to AXA Equitable on a one-year term basis.

   AXA Life Insurance Company Ltd (Japan), an AXA subsidiary, cedes a portion of their annuity business to AXA Equitable.

   Various AXA Financial affiliates cede a portion of their life business through excess of retention treaties to AXA Equitable on a yearly renewal term basis.

   Premiums earned from the above mentioned affiliated reinsurance transactions in 2015, 2014 and 2013 totaled approximately $21 million, $22 million and $21 million, respectively. Claims and expenses paid in 2015, 2014 and 2013 were $5 million, $10 million and $10 million, respectively.

   In April 2015, AXA entered into a mortality catastrophe bond based on general population mortality in each of France, Japan and the U.S. The purpose of the bond is to protect AXA against a severe worldwide pandemic. AXA Equitable entered into a stop loss reinsurance agreement with AXA Global Life to protect AXA Equitable with respect to a deterioration in its claim experience following the occurrence of an extreme mortality event. The reinsurance agreement was approved by the NYDFS with a retroactive effective date of January 1, 2015 and is due to expire on December 31, 2024. Premiums and expenses associated with the reinsurance agreement were $4 million in 2015.

   AXA Equitable provides personnel services, employee benefits, facilities, supplies and equipment under service agreements with certain AXA Financial subsidiaries and affiliates to conduct their business. The associated costs related to the service agreement are allocated based on methods that management believes are reasonable, including a review of the nature of such costs and activities performed to support each company. As a result of such allocations, AXA Equitable was reimbursed $94 million, $75 million and $148 million for 2015, 2014 and 2013, respectively.

   Both AXA Equitable and AB, along with other AXA affiliates, participate in certain intercompany cost sharing and service agreements including technology and professional development arrangements. AXA Equitable and AB incurred expenses under such agreements of approximately $164 million, $173 million and $165 million in 2015, 2014 and 2013, respectively. Expense reimbursements by AXA and AXA affiliates to AXA Equitable under such agreements totaled approximately $14 million, $15 million and $24 million in 2015, 2014 and 2013, respectively. The net receivable (payable) related to these contracts was approximately $1 million and $3 million at December 31, 2015 and 2014, respectively.

   During 2015, 2014 and 2013 AXA Equitable FMG earned $707 million,
   $711 million and $690 million, respectively of Investment management and administrative fees from EQAT, VIP Trust, 1290 Funds (since inception in
   2014) and Other AXA Trusts. Accounts receivable from these transactions were $47 million and $48 million at December 31, 2015 and 2014, respectively.

   Commissions, fees and other income includes certain revenues for services provided to mutual funds managed by AB. These revenues are described below:

                                                 2015     2014     2013
                                               -------- -------- --------
                                                     (IN MILLIONS)
Investment advisory and services fees......... $  1,056 $  1,062 $  1,010
Distribution revenues.........................      415      433      455
Other revenues -- shareholder servicing fees..       85       91       91
Other revenues -- other.......................        5        6        6

12)EMPLOYEE BENEFIT PLANS

   AXA Equitable Retirement Plans

   AXA Equitable sponsors the AXA Equitable 401(k) Plan, a qualified defined contribution plan for eligible employees and financial professionals. The plan provides for both a company contribution and a discretionary profit-sharing contribution. Expenses associated with this 401(k) Plan were $18 million, $18 million and $0 million in 2015, 2014 and 2013, respectively.

   AXA Equitable also sponsors the AXA Equitable Retirement Plan (the "AXA Equitable QP"), a qualified defined benefit pension plan covering its eligible employees (including certain qualified part-time employees) and financial professionals. This pension plan is non-contributory and its benefits are generally based on a cash balance formula and/or, for certain participants, years of service and average earnings over a specified period in the plan.

   Effective December 31, 2015, primary liability for the obligations of AXA Equitable under the AXA Equitable QP was transferred from AXA Equitable to AXA Financial under the terms of an Assumption Agreement (the "Assumption Transaction"). Immediately preceding the Assumption Transaction, the AXA Equitable QP had plan assets (held in a trust for the exclusive benefit of plan participants) with market value of approximately $2,236 million and liabilities of approximately $2,447 million. The assumption by AXA Financial and resulting extinguishment of AXA Equitable's primary liability for its obligations under the AXA Equitable QP was recognized by AXA Equitable as a capital contribution in the amount of $211 million ($137 million, net of tax), reflecting the non-cash settlement of its net unfunded liability for the AXA Equitable QP at December 31, 2015. In addition, approximately $1,193 million ($772 million, net of tax) unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI were also transferred to AXA Financial due to the Assumption Transaction. AXA Equitable remains secondarily liable for its obligations under the AXA Equitable QP and would recognize such liability in the event AXA Financial does not perform under the terms of the Assumption Agreement.

   AXA Equitable announced in the third quarter of 2013 that benefit accruals under the AXA Equitable QP would be discontinued after December 31, 2013. This plan curtailment resulted in a decrease in the Projected Benefit Obligation ("PBO") of approximately $29 million, which was offset against existing deferred losses in AOCI, and recognition of a $3 million curtailment loss from accelerated recognition of existing prior service costs accumulated in OCI.

   AB Retirement Plans

   AB maintains the Profit Sharing Plan for Employees of AB, a tax-qualified retirement plan for U.S. employees. Employer contributions under this plan are discretionary and generally are limited to the amount deductible for Federal income tax purposes.

   AB also maintains a qualified, non-contributory, defined benefit retirement plan covering current and former employees who were employed by AB in the United States prior to October 2, 2000. AB's benefits are based on years of credited service and average final base salary.

   Measurement Date

   The Company uses a December 31 measurement date for its pension plans.

   Contributions and Funding Policy

   For 2015, no cash contributions were made by AXA Equitable and AB to their respective qualified pension plans. The funding policy of the Company for its qualified pension plans is to satisfy its funding obligations each year in an amount not less than the minimum required by the Employee Retirement Income Security Act of 1974 ("ERISA"), as amended by the Pension Protection Act of 2006 (the "Pension Act"), and not greater than the maximum it can deduct for Federal income tax purposes. Based on the funded status of the plans at December 31, 2015, no minimum contribution is required to be made to either plan in 2016 under ERISA, as amended by the Pension Act, but management is currently evaluating if it will make contributions during 2016. Similarly, AB currently does not plan to make a contribution to its pension plan during 2016.

   Net Periodic Pension Expense

   Components of net periodic pension expense for the Company's qualified plans were as follows:

                                                2015     2014     2013
                                              -------  -------  -------
                                                    (IN MILLIONS)
Service cost................................. $     8  $     9  $    40
Interest cost................................      93      107       99
Expected return on assets....................    (159)    (155)    (155)
Actuarial (gain) loss........................       1        1        1
Net amortization.............................     110      111      155
Curtailment..................................      --       --        3
                                              -------  -------  -------
Net Periodic Pension Expense................. $    53  $    73  $   143
                                              =======  =======  =======

   Changes in PBO

   Changes in the PBO of the Company's qualified plans were comprised of:

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Projected benefit obligation, beginning of
  year....................................... $ 2,657  $ 2,463
Service cost.................................      --       --
Interest cost................................      93      107
Actuarial (gains) losses.....................      (6)     264
Benefits paid................................    (169)    (177)
Plan amendments and curtailments.............       1       --
                                              -------  -------
  Projected Benefit Obligation...............   2,576    2,657
Transfer to AXA Financial....................  (2,447)      --
                                              -------  -------
Projected Benefit Obligation, End of Year.... $   129  $ 2,657
                                              =======  =======

   Changes in Plan Assets/Funded Status

   The following table discloses the changes in plan assets and the funded status of the Company's qualified pension plans. The fair value of plan assets supporting the AXA Equitable QP liability was not impacted by the Assumption Transaction and the payment of plan benefits will continue to be made from the plan assets held in trust for the exclusive benefit of plan participants.

                                                DECEMBER 31,
                                              ----------------
                                                2015     2014
                                              -------  -------
                                                (IN MILLIONS)
Pension plan assets at fair value, beginning
  of year.................................... $ 2,473  $ 2,401
Actual return on plan assets.................      24      250
Contributions................................      --        6
Benefits paid and fees.......................    (175)    (184)
                                              -------  -------
Pension plan assets at fair value, end of
  year.......................................   2,322    2,473
PBO, immediately preceding the Transfer to
  AXA Financial..............................   2,576    2,657
                                              -------  -------
  Excess of PBO Over Pension Plan Assets,
   immediately preceding the Transfer to AXA
   Financial.................................    (254)    (184)
Transfer to AXA Financial.................... $   211  $    --
                                              -------  -------
Excess of PBO Over Pension Plan Assets, end
  of year.................................... $   (43) $  (184)
                                              =======  =======

   Amounts recognized in the accompanying consolidated balance sheets to reflect the funded status of these plans were accrued pension costs of $43 million and $184 million at December 31, 2015 and 2014, respectively. The aggregate PBO/accumulated benefit obligation ("ABO") and fair value of pension plan assets for plans with PBOs/ABOs in excess of those assets were $2,576 million and $2,322 million, respectively, at December 31, 2015 and $2,657 million and $2,473 million, respectively, at December 31, 2014.

   Unrecognized Net Actuarial (Gain) Loss

   The following table discloses the amounts included in AOCI at December 31, 2015 and 2014 that have not yet been recognized by AXA Equitable as components of net periodic pension cost. Not shown in the table at December 31, 2015 is approximately $1,193 million unrecognized net actuarial losses related to the AXA Equitable QP and accumulated in AOCI transferred to AXA Financial due to the Assumption Transaction.

                                              DECEMBER 31,
                                              -------------
                                              2015   2014
                                              ----- -------
                                              (IN MILLIONS)
Unrecognized net actuarial (gain) loss....... $  49 $ 1,144
Unrecognized prior service cost (credit).....     1      --
                                              ----- -------
  Total...................................... $  50 $ 1,144
                                              ===== =======

   The estimated net actuarial (gain) loss and prior service cost (credit) expected to be reclassified from AOCI and recognized as components of net periodic pension cost over the next year are approximately $340,000 and $0, respectively.

   Pension Plan Assets

   The fair values of qualified pension plan assets are measured and ascribed to levels within the fair value hierarchy in a manner consistent with the invested assets of the Company that are measured at fair value on a recurring basis. See Note 2 for a description of the fair value hierarchy.

   2015 -- Immediately following the Assumption Transaction, the total fair value of plan assets for the qualified pension plans of the Company at December 31, 2015 was approximately $86 million, all supporting the AB qualified retirement plan.

   2014 -- The tables below disclose the allocation of the approximately $2,473 million fair value of total plan assets for the qualified pension plans of the Company and their level of observability within the fair value hierarchy at December 31, 2014. At December 31, 2014, assets classified as Level 1, Level 2 and Level 3 comprised approximately 32.4%, 57.6% and 10.0%, respectively, of qualified pension plan assets. During 2014, there were no transfers in/out of the Level 3 plan asset classification; activity in Level 3 consisted only of actual returns of approximately $22 million on those assets. Except for an investment at December 31, 2014 of approximately $1 million in a private REIT through a pooled separate account, there were no significant concentrations of credit risk arising within or across categories of qualified pension plan assets.

                                              DECEMBER 31,
                                              ------------
                                               2015   2014
                                              -----  -----
Fixed Maturities.............................  24.0%  49.4%
Equity Securities............................  56.0   38.8
Equity real estate...........................    --    9.8
Cash and short-term investments..............    --    1.3
Other........................................  20.0    0.7
                                              -----  -----
  Total...................................... 100.0% 100.0%
                                              =====  =====

                                              LEVEL 1 LEVEL 2 LEVEL 3 TOTAL
                                              ------- ------- ------- ------
                                                      (IN MILLIONS)
DECEMBER 31, 2015:
ASSET CATEGORIES
Fixed Maturities:
  Other structured debt...................... $    -- $     9 $    -- $    9
Common and preferred equity..................      24      --      --     24
Mutual funds.................................      43      --      --     43
Private real estate investment trusts........      --      10      --     10
                                              ------- ------- ------- ------
   Total..................................... $    67 $    19 $    -- $   86
                                              ======= ======= ======= ======

                                              Level 1 Level 2  Level 3  Total
                                              ------- -------- ------- --------
                                                        (In Millions)
December 31, 2014:
Asset Categories
Fixed Maturities:
  Corporate.................................. $    -- $    833 $    -- $    833
  U.S. Treasury, government and agency.......      --      358      --      358
  States and political subdivisions..........      --       18      --       18
  Other structured debt......................      --        9       3       12
Common and preferred equity..................     743      177      --      920
Mutual funds.................................      46       --      --       46
Private real estate investment funds.........      --       --       1        1
Private real estate investment trusts........      --       10     242      252
Cash and cash equivalents....................      13       --      --       13
Short-term investments.......................      --       20      --       20
                                              ------- -------- ------- --------
   Total..................................... $   802 $  1,425 $   246 $  2,473
                                              ======= ======== ======= ========

   Plan asset guidelines for the AB qualified retirement plan specify an allocation weighting of 30% to 60% for return seeking investments (target of 40%), 10% to 30% for risk mitigating investments (target of 15%), 0% to 25% for diversifying investments (target of 17%) and 18% to 38% for dynamic asset allocation (target of 28%). Investments in mutual funds, hedge funds (and other alternative investments), and other commingled investment vehicles are permitted under the guidelines. Investments are permitted in overlay portfolios (regulated mutual funds) to complement the long-term strategic asset allocation. This portfolio overlay strategy is designed to manage short-term portfolio risk and mitigate the effect of extreme outcomes by varying the asset allocation of a portfolio through investment in the overlay portfolios.

   Discount Rate and Other Assumptions

   The discount rate assumptions used by AXA Equitable to measure the benefits obligations and related net periodic cost of the AXA Equitable QP reflect the rates at which those benefits could be effectively settled. Projected nominal cash outflows to fund expected annual benefits payments under the AXA Equitable QP were discounted using a published high-quality bond yield curve for which AXA Equitable replaced its reference to the Citigroup-AA curve with the Citigroup Above-Median-AA curve beginning in 2014, thereby reducing the PBO of AXA Equitable's qualified pension plan and the related charge to equity to adjust the funded status of the plan by $25 million in 2014. At December 31, 2015, AXA Equitable refined its calculation of the discount rate to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient. Use of the discrete approach at December 31, 2015 produced a discount rate for the AXA Equitable QP of 3.98% as compared to a 4.00% aggregate rate, thereby increasing the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $4 million in 2015.

   In fourth quarter 2015, the Society of Actuaries (SOA) released MP-2015, an update to the mortality projection scale issued last year by the SOA, indicating that while mortality data continued to show longer lives, longevity was increasing at a slower rate and lagging behind that previously suggested. For the year ended December 31, 2015 valuations of its defined benefits plans, AXA Equitable considered this new data as well as observations made from current practice regarding how best to estimate improved trends in life expectancies. As a result, AXA Equitable concluded to change the mortality projection scale used to measure and report its defined benefit obligations from 125% Scale AA to Scale BB, representing a reasonable "fit" to the results of the AXA Equitable QP mortality experience study and more aligned to current thinking in practice with respect to projections of mortality improvements. Adoption of that change increased the net unfunded PBO of the AXA Equitable QP immediately preceding the Assumption Transaction by approximately $83 million. At December 31, 2014, AXA Equitable modified its then-current use of Scale AA by adopting 125% Scale AA and introduced additional refinements to its projection of assumed mortality, including use of a full generational approach, thereby increasing the year-end 2014 valuation of the AXA Equitable QP PBO by approximately $54 million.

   The following table discloses assumptions used to measure the Company's pension benefit obligations and net periodic pension cost at and for the years ended December 31, 2015 and 2014. As described above, AXA Equitable refined its calculation of the discount rate for the year ended December 31, 2015 valuation of its defined benefits plans to use the discrete single equivalent discount rate for each plan as compared to its previous use of an aggregate, weighted average practical expedient.

                                                                    DECEMBER 31,
                                                                    -----------
                                                                    2015   2014
                                                                    -----  -----
Discount rates:
   AXA Equitable QP, immediately preceding Transfer to AXA
     Financial..................................................... 3.98%    N/A
   Other AXA Equitable defined benefit plans....................... 3.66%    N/A
   AB Qualified Retirement Plan....................................  4.3%    N/A
  Benefits obligations (aggregate methodology for 2014)............   N/A   3.6%
  Periodic cost....................................................  3.6%   3.6%

Rates of compensation increase:
  Benefit obligation............................................... 6.00%  6.00%
  Periodic cost.................................................... 6.46%  6.00%

Expected long-term rates of return on pension plan assets
  (periodic cost).................................................. 6.75%  6.75%

   The expected long-term rate of return assumption on plan assets is based upon the target asset allocation of the plan portfolio and is determined using forward-looking assumptions in the context of historical returns and volatilities for each asset class.

   Prior to 1987, participants' benefits under the AXA Equitable QP were funded through the purchase of non-participating annuity contracts from AXA Equitable. Benefit payments under these contracts were approximately $6 million, $10 million and $10 million for 2015, 2014 and 2013, respectively.

   Future Benefits

   The following table provides an estimate of future benefits expected to be paid in each of the next five years, beginning January 1, 2016, and in the aggregate for the five years thereafter, all of which are subsequent to the Assumption Transaction. These estimates are based on the same assumptions used to measure the respective benefit obligations at December 31, 2015 and include benefits attributable to estimated future employee service.

                                                                     PENSION
                                                                    BENEFITS
                                                                  --------------
                                                                  (IN MILLIONS)

2016............................................................. $            6
2017.............................................................              4
2018.............................................................              5
2019.............................................................              6
2020.............................................................              5
Years 2021 - 2025................................................             36

   AXA FINANCIAL ASSUMPTIONS

   In addition to the Assumption Transaction, since December 31, 1999, AXA Financial has legally assumed primary liability from AXA Equitable for all current and future liabilities of AXA Equitable under certain employee benefit plans that provide participants with medical, life insurance, and deferred compensation benefits; AXA Equitable remains secondarily liable. AXA Equitable reimburses AXA Financial, Inc. for costs associated with all of these plans, as described in Note 11.

13)SHARE-BASED AND OTHER COMPENSATION PROGRAMS

   AXA and AXA Financial sponsor various share-based compensation plans for eligible employees, financial professionals and non-officer directors of AXA Financial and its subsidiaries, including the Company. AB also sponsors its own unit option plans for certain of its employees.

   Compensations costs for 2015, 2014 and 2013 for share-based payment arrangements as further described herein are as follows:

                                              2015  2014  2013
                                              ----- ----- ----
                                                (IN MILLIONS)
Performance Units/Shares..................... $  18 $  10 $ 43
Stock Options................................     1     1    2
AXA Shareplan................................    16    10   13
AB Stock Options.............................    --    --   (4)
AB Restricted Units..........................   174   171  286
Other Compensation plans/(1)/................     2    --   --
                                              ----- ----- ----
Total Compensation Expenses.................. $ 211 $ 192 $340
                                              ===== ===== ====

  /(1)/Other compensation plans include Stock Appreciation Rights, Restricted
       Stock and AXA Miles.

   U.S. employees are granted AXA ordinary share options under the Stock Option Plan for AXA Financial Employees and Associates (the "Stock Option Plan") and are granted AXA performance shares under the AXA International Performance Share Plan (the "Performance Share Plan"). Prior to 2013, they were granted performance units under the AXA Performance Unit Plan.

   Non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) are granted restricted AXA ordinary shares (prior to 2011, AXA ADRs) and unrestricted AXA ordinary shares (prior to March 15, 2010, AXA
   ADRs) annually under The Equity Plan for Directors. They also were granted stock options in years prior to 2014.

   Performance Units and Performance Shares

   2015 GRANT. On June 19, 2015, under the terms of the 2015 Performance Share Plan, AXA awarded approximately 1.7 million unearned performance shares to employees of AXA Equitable. The extent to which 2015-2017 cumulative performance targets measuring the performance of AXA and the insurance related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The performance shares earned during this performance period will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015, the expense associated with the June 19, 2015 grant of performance shares were $8 million.

   SETTLEMENT OF 2012 GRANT IN 2015. On April 2, 2015, cash distributions of approximately $53 million were made to active and former AXA Equitable employees in settlement of 2,273,008 performance units earned under the terms of the AXA Performance Unit Plan 2012.

   2014 GRANT. On March 24, 2014, under the terms of the 2014 Performance Share Plan, AXA awarded approximately 2 million unearned performance shares to employees of AXA Equitable. The extent to which 2014-2016 cumulative performance targets measuring the performance of AXA and the insurance-related businesses of AXA Financial Group are achieved will determine the number of performance shares earned, which may vary in linear formula between 0% and 130% of the number of performance shares at stake. The first tranche of the performance shares will vest and be settled on the third anniversary of the award date; the second tranche of these performance shares will vest and be settled on the fourth anniversary of the award date. The plan will settle in shares to all participants. In 2015 and 2014, the expense associated with the March 24, 2014 grant of performance shares was approximately $4 million and $9 million, respectively.

   SETTLEMENT OF 2011 GRANT IN 2014. On April 3, 2014, cash distributions of approximately $26 million were made to active and former AXA Equitable employees in settlement of 986,580 performance units earned under the terms of the AXA Performance Unit Plan 2011.

   2013 GRANT. On March 22, 2013, under the terms of the 2013 Performance Share Plan, AXA awarded approximately 2.2 million unearned performance shares to employees of AXA Equitable. 119.58% of the unearned performance shares were earned based on the performance of AXA and the insurance-related business of AXA Financial Group. The earned performance shares will vest and be settled on the third anniversary of the award date. The plan will settle in shares to all participants. In 2015, 2014 and 2013, the expense associated with the March 22, 2013 grant of performance shares was approximately $7 million, $2 million and $11 million, respectively.

   50% SETTLEMENT OF 2010 GRANT IN 2013. On April 4, 2013, cash distributions of approximately $7 million and share distributions of approximately $49,000 were made to active and former AXA Equitable employees in settlement of 390,460 performance units, representing the remaining 50 percent of the number of performance units earned under the terms of the AXA Performance Unit Plan 2010. Cash distributions of approximately $9 million in settlement of approximately 539,000 performance units, representing the first 50 percent of the performance units earned under the terms of the AXA Performance Unit Plan 2010 were distributed in April 2012.

   For 2015, 2014 and 2013, the Company recognized compensation costs of $18 million, $10 million and $43 million, respectively, for performance shares and units earned to date. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the AXA ordinary share, and the result, as adjusted for achievement of performance targets and pre-vesting forfeitures, generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for performance unit awards as they are settled in cash. The fair value of performance units earned and reported in Other liabilities in the consolidated balance sheets at December 31, 2015 and 2014 was $0 and $58 million, respectively. Approximately 2 million outstanding performance shares are at risk to achievement of 2016 performance criteria, primarily representing all of the performance shares granted June 19, 2015 and the second tranche of performance shares granted March 24, 2014, for which cumulative average 2015-2017 and 2014-2016 performance targets will determine the number of performance shares earned under those awards, respectively.

   Stock Options

   2015 GRANT. On June 19, 2015, 442,885 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 22.90 euros. All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on June 19, 2015, 244,597 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on June 19, 2015 have a ten-year term. The weighted average grant date fair value per option award was estimated at 1.58 euros using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 23.68%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.29% and a risk-free interest rate of 0.92%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, the Company recognized expenses associated with the June 19, 2015 grant of options of approximately $333,000.

   2014 GRANT. On March 24, 2014, 395,720 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 18.68 euros All of those options have a five-year graded vesting schedule, with one-third vesting on each of the third, fourth, and fifth anniversaries of the grant date. Of the total options awarded on March 24, 2014, 214,174 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 24, 2014 have a ten-year term. The weighted average grant date fair value per option award was estimated at $2.89 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 29.24%, a weighted average expected term of
   8.2 years, an expected dividend yield of 6.38% and a risk-free interest rate of 1.54%. The total fair value of these options (net of expected forfeitures) of approximately $1 million is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015 and 2014, the Company recognized expenses associated with the March 24, 2014 grant of options of approximately $216,000 and $345,000, respectively.

   2013 GRANT On March 22, 2013, approximately 457,000 options to purchase AXA ordinary shares were granted to employees of AXA Equitable under the terms of the Stock Option Plan at an exercise price of 13.81 euros. All of those options have a four-year graded vesting schedule, with one-third vesting on each of the second, third, and fourth anniversaries of the grant date. Approximately 246,000 of the total options awarded on March 22, 2013 are further subject to conditional vesting terms that require the AXA ordinary share price to outperform the Euro Stoxx Insurance Index over a specified period. All of the options granted on March 22, 2013 have a ten-year term. The weighted average grant date fair value per option award was estimated at $1.79 using a Black-Scholes options pricing model with modification to measure the value of the conditional vesting feature. Key assumptions used in the valuation included expected volatility of 31.27%, a weighted average expected term of 7.7 years, an expected dividend yield of 7.52% and a risk-free interest rate of 1.34%. The total fair value of these options (net of expected forfeitures) of $818,597 is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible. In 2015, 2014 and 2013, the Company recognized expenses associated with the March 22, 2013 grant of options of approximately $71,000, $131,000 and $357,000, respectively.

   Shares Authorized

   There is no limitation in the Stock Option Plan or the Equity Plan for Directors on the number of shares that may be issued pursuant to option or other grants.

   A summary of the activity in the AXA, AXA Financial and AB option plans during 2015 follows:

                                                                             Options Outstanding
                                              ----------------------------------------------------------------------------------
                                                   AXA Ordinary Shares            AXA ADRs/(3)/            AB Holding Units
                                              ----------------------------   ------------------------ --------------------------
                                                               Weighted                    Weighted                    Weighted
                                                Number         Average         Number      Average        Number       Average
                                              Outstanding      Exercise      Outstanding   Exercise     Outstanding    Exercise
                                              (In 000's)        Price        (In 000's)     Price       (In 000's)      Price
                                              -----------  ---------------   -----------  ----------- --------------  ----------

Options Exercisable at January 1, 2015.......    16,837.9  (Euro)    21.39       1,105.2  $     25.53        5,942.4  $    45.03
Options granted..............................       444.0  (Euro)    22.90            --  $        --           29.1  $    31.74
Options exercised............................    (4,196.7) (Euro)    18.26        (510.7) $     25.33         (541.1) $    17.06
Options forfeited, net.......................      (483.1) (Euro)    22.75        (553.5) $     25.59          (23.1) $    89.95
Options expired/reinstated...................          --               --            --           --           (8.8) $    45.45
                                              -----------                    -----------              --------------
Options Outstanding at December 31, 2015.....    12,602.1  (Euro)    21.39          41.0  $     27.28        5,398.5  $    47.59
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)    --/(2)/              $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................         3.0                           2.36                        2.90
                                              ===========                    ===========              ==============
Options Exercisable at December 31, 2015.....    10,074.6  (Euro)    22.50          40.9  $     27.28        4,736.7       43.04
                                              ===========  ===============   ===========  =========== ==============  ==========
Aggregate Intrinsic Value/(1)/...............              (Euro)       --                $     245.3                 $       --
                                                           ===============                ===========                 ==========
Weighted Average Remaining Contractual Term
  (in years).................................        2.48                           2.36                        2.90
                                              ===========                    ===========              ==============

  /(1)/Aggregate intrinsic value, presented in millions, is calculated as the excess of the closing market price on December 31, 2015 of the respective underlying shares over the strike prices of the option awards.
  /(2)/The aggregate intrinsic value on options outstanding, exercisable and expected to vest is negative and is therefore presented as zero.
  /(3)/AXA ordinary shares will be delivered to participants in lieu of AXA
       ADRs at exercise or maturity.

   Cash proceeds received from exercises of stock options in 2015 was $13 million. The intrinsic value related to exercises of stock options during 2015, 2014 and 2013 were approximately $200,000, $3 million and $14 million respectively, resulting in amounts currently deductible for tax purposes of approximately $70,000, $1 million, and $5 million, respectively, for the periods then ended. In 2015, 2014 and 2013, windfall tax benefits of approximately $70,000, $1 million and $5 million, respectively, resulted from exercises of stock option awards.

   At December 31, 2015, AXA Financial held 2,262 AXA ordinary shares in treasury at a weighted average cost of $24.86 per share, which were designated to fund future exercises of outstanding stock options.

   For the purpose of estimating the fair value of stock option awards, the Company applies the Black-Scholes model and attributes the result over the requisite service period using the graded-vesting method. A Monte-Carlo simulation approach was used to model the fair value of the conditional vesting feature of the awards of options to purchase AXA ordinary shares. Shown below are the relevant input assumptions used to derive the fair values of options awarded in 2015, 2014 and 2013, respectively.

                                                   AXA Ordinary Shares             AB Holding Units
                                              ----------------------------  ------------------------------
                                                2015      2014      2013      2015     2014       2013
                                              --------  --------  --------  -------  -------  ------------

Dividend yield...............................     6.29%     6.38%     7.52%     7.1%     8.4%  8.0 - 8.3%
Expected volatility..........................    23.68%    29.24%    31.27%    32.1%    48.9% 49.7 - 49.8%
Risk-free interest rates.....................     0.92%     1.54%     1.34%     1.5%     1.5%  0.8 - 1.7%
Expected life in years.......................      8.2       8.2       7.7      6.0      6.0       6.0
Weighted average fair value per option at
  grant date................................. $   1.73  $   2.89  $   1.79  $  4.13  $  4.78  $       5.44

   For 2015, 2014 and 2013, the Company recognized compensation costs (credits) for stock options of $1 million, $1 million and $(2) million, respectively. As of December 31, 2015, approximately $1 million of unrecognized compensation cost related to unvested stock option awards, net of estimated pre-vesting forfeitures, is expected to be recognized by the Company over a weighted average period of 2.48 years.

   Restricted Awards

   Under The Equity Plan for Directors, AXA Financial grants non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable) restricted AXA ordinary shares Likewise, AB awards restricted AB Holding units to independent members of its General Partner. In addition, under its Century Club Plan, awards of restricted AB Holding units that vest ratably over three years are made to eligible AB employees whose primary responsibilities are to assist in the distribution of company-sponsored mutual funds.

   AXA Equitable has also granted restricted AXA ordinary share units ("RSUs") to certain executives. The RSUs are phantom AXA ordinary shares that, once vested, entitle the recipient to a cash payment based on the average closing price of the AXA ordinary share over the twenty trading days immediately preceding the vesting date.

   For 2015, 2014 and 2013, respectively, the Company recognized compensation costs of $174 million, $171 million and $286 million for outstanding restricted stock and RSUs. The fair values of awards made under these programs are measured at the grant date by reference to the closing price of the unrestricted shares, and the result generally is attributed over the shorter of the requisite service period, the performance period, if any, or to the date at which retirement eligibility is achieved and subsequent service no longer is required for continued vesting of the award. Remeasurements of fair value for subsequent price changes until settlement are made only for RSUs. At December 31, 2015, approximately 19.8 million restricted AXA ordinary shares and AB Holding unit awards remain unvested. At December 31, 2015, approximately $36 million of unrecognized compensation cost related to these unvested awards, net of estimated pre-vesting forfeitures, is expected to be recognized over a weighted average period of
   3.20 years.

   The following table summarizes restricted AXA ordinary share activity for 2015. In addition, approximately 44,333 RSUs were granted during 2015 with graded vesting over a 3-year service period.

                                                          WEIGHTED
                                              SHARES OF   AVERAGE
                                              RESTRICTED GRANT DATE
                                                STOCK    FAIR VALUE
                                              ---------- ----------
Unvested as of January 1, 2015...............     51,460 $    15.37
Granted......................................     10,578 $    23.25
Vested.......................................     28,028 $    14.63
                                              ---------- ----------
Unvested as of December 31, 2015.............     34,010 $    18.43
                                              ========== ==========

   Restricted AXA Ordinary shares vested in 2015, 2014 and 2013 had aggregate vesting date fair values of approximately $1 million, $1 million and $1 million, respectively.

   Unrestricted Awards

   Under the Equity Plan for Directors, AXA Financial provides a stock retainer to non-officer directors of AXA Financial and certain subsidiaries (including AXA Equitable). Pursuant to the terms of the retainer, the non-officer directors receive AXA ordinary shares valued at $55,000 each year, paid on a semi-annual basis. These shares are not subject to any vesting requirement or other restriction. For the years ended December 31, 2015, 2014 and 2013, the Company recognized compensation expense of approximately $327,800, $350,300, and $350,000 for these unrestricted share awards.

   AXA Shareplan

   2015 AXA SHAREPLAN. In 2015, eligible employees and financial professionals of participating AXA Financial subsidiaries were offered the opportunity to purchase newly-issued AXA stock, subject to plan limits, under the terms of AXA Shareplan 2015. Eligible employees and financial professionals could have reserved a share purchase during the reservation period from August 31, 2015 through September 14, 2015 and could have canceled their reservation or elected to make a purchase for the first time during the retraction/subscription period from October 22, 2015 through October 27, 2015. The U.S. dollar purchase price was determined by applying the U.S. dollar/Euro forward exchange rate on October 21, 2015 to the discounted formula subscription price in Euros. "Investment Option A" permitted participants to purchase AXA ordinary shares at a 20% formula discounted price of $20.17 per share. "Investment Option B" permitted participants to purchase AXA ordinary shares at a 8.57% formula discounted price of $23.05 per share on a leveraged basis with a guaranteed return of initial investment plus a portion of any appreciation in the undiscounted value of the total shares purchased. For purposes of determining the amount of any appreciation, the AXA ordinary share price will be measured over a fifty-two week period preceding the scheduled end date of AXA Shareplan 2015 which is July 1, 2020. All subscriptions became binding and irrevocable on October 27, 2015.

   The Company recognized compensation expense of $16 million, $10 million and $13 million in 2015, 2014 and 2013 in connection with each respective year's offering of AXA stock under the AXA Shareplan, representing the aggregate discount provided to AXA Equitable participants for their purchase of AXA stock under each of those plans, as adjusted for the post-vesting, five-year holding period. AXA Equitable participants in AXA Shareplan 2015, 2014 and 2013 primarily invested under Investment Option B for the purchase of approximately 5 million, 5 million and 5 million AXA ordinary shares, respectively.

   AXA Miles Program 2012

   On March 16, 2012, under the terms of the AXA Miles Program 2012, AXA granted 50 AXA Miles to every employee and eligible financial professional of AXA Group for the purpose of enhancing long-term employee-shareholder engagement. Each AXA Mile represents a phantom share of AXA stock that will convert to an actual AXA ordinary share at the end of a four-year vesting period provided the employee or financial professional remains in the employ of the company or has retired from service. Half of each AXA Miles grant, or 25 AXA Miles, were subject to an additional vesting condition that required improvement in at least one of two AXA performance metrics in 2012 as compared to 2011. This vesting condition has been satisfied. The total fair value of these AXA Miles awards of approximately $6 million, net of expected forfeitures, is charged to expense over the shorter of the vesting term or the period up to the date at which the participant becomes retirement eligible and is updated to reflect changes in respect of the expectation for meeting the predefined performance conditions. In 2015, 2014 and 2013, respectively, the expense associated with the March 16, 2012 grant of AXA Miles was approximately $281,000, $295,000 and $278,000.

   AB Long-term Incentive Compensation Plans

   AB maintains several unfunded long-term incentive compensation plans for the benefit of certain eligible employees and executives. The AB Capital Accumulation Plan was frozen on December 31, 1987 and no additional awards have been made, however, ACMC, LLC ("ACMC"), an indirect, wholly-owned subsidiary of AXA Equitable, is obligated to make capital contributions to AB in amounts equal to benefits paid under this plan as well as other assumed contractual unfunded deferred compensation arrangements covering certain executives. Prior to changes implemented by AB in fourth quarter 2011, as further described below, compensation expense for the remaining active plans was recognized on a straight-line basis over the applicable vesting period. Prior to 2009, participants in these plans designated the percentages of their awards to be allocated among notional investments in Holding units or certain investment products (primarily mutual funds) sponsored by AB. Beginning in 2009, annual awards granted under the Amended and Restated AB Incentive Compensation Award Program were in the form of restricted Holding units.

   In fourth quarter 2011, AB implemented changes to AB's employee long-term incentive compensation award. AB amended all outstanding year-end deferred incentive compensation awards of active employees (i.e., those employees employed as of December 31, 2011), so that employees who terminate their employment or are terminated without cause may continue to vest, so long as the employees do not violate the agreements and covenants set forth in the applicable award agreement, including restrictions on competition, employee and client solicitation, and a claw-back for failing to follow existing risk management policies. This amendment resulted in the immediate recognition in the fourth quarter of the cost of all unamortized deferred incentive compensation on outstanding awards from prior years that would otherwise have been expensed in future periods.

   In addition, awards granted in 2012 contain the same vesting provisions and, accordingly, the Company's annual incentive compensation expense reflect 100% of the expense associated with the deferred incentive compensation awarded in each year. This approach to expense recognition closely matches the economic cost of awarding deferred incentive compensation to the period in which the related service is performed.

   AB engages in open-market purchases of AB Holding L.P. ("AB Holding") units ("Holding units") to help fund anticipated obligations under its incentive compensation award program, for purchases of Holding units from employees and other corporate purposes. During 2015 and 2014, AB purchased 8.5 million and 3.6 million Holding units for $218 million and $93 million respectively. These amounts reflect open-market purchases of 5.8 million and 0.3 million Holding units for $151 million and $7 million, respectively, with the remainder relating to purchases of Holding units from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, offset by Holding units purchased by employees as part of a distribution reinvestment election.

   During 2015, AB granted to employees and eligible directors 7.4 million restricted AB Holding unit awards (including 7.0 million granted in December for 2015 year-end awards). During 2014, AB granted to employees and eligible directors 7.6 million restricted AB Holding awards (including 6.6 million granted in December 2013 for 2014 year-end awards). Prior to third quarter 2014, AB funded these awards by allocating previously repurchased Holding units that had been held in its consolidated rabbi trust.

   During 2015 and 2014, AB Holding issued 0.5 million and 1.1 million Holding units, respectively, upon exercise of options to buy AB Holding units. AB Holding used the proceeds of $9 million and $19 million, respectively, received from employees as payment in cash for the exercise price to purchase the equivalent number of newly-issued Holding units.

   Effective July 1, 2013, management of AB and AB Holding retired all unallocated Holding units in AB's consolidated rabbi trust. To retire such units, AB delivered the unallocated Holding units held in its consolidated rabbi trust to AB Holding in exchange for the same amount of AB units. Each entity then retired its respective units. As a result, on July 1, 2013, each of AB's and AB Holding's units outstanding decreased by approximately
   13.1 million units. AB and AB Holding intend to retire additional units as AB purchases Holding units on the open market or from employees to allow them to fulfill statutory tax withholding requirements at the time of distribution of long-term incentive compensation awards, if such units are not required to fund new employee awards in the near future. If a sufficient number of Holding units is not available in the rabbi trust to fund new awards, AB Holding will issue new Holding units in exchange for newly-issued AB units, as was done in December 2013.

   The Company recorded compensation and benefit expenses in connection with these long-term incentive compensation plans of AB totaling $173 million, $173 million and $156 million for 2015, 2014 and 2013, respectively. The cost of the 2015 awards made in the form of restricted Holding units was measured, recognized, and disclosed as a share-based compensation program.

   On July 1, 2010, the AB 2010 Long Term Incentive Plan ("2010 Plan"), as amended, was established, under which various types of Holding unit-based awards have been available for grant to its employees and eligible directors, including restricted or phantom restricted Holding unit awards, Holding unit appreciation rights and performance awards, and options to buy Holding units. The 2010 Plan will expire on June 30, 2020 and no awards under the 2010 Plan will be made after that date. Under the 2010 Plan, the aggregate number of Holding units with respect to which awards may be granted is 60 million, including no more than 30 million newly-issued Holding units. As of December 31, 2015, 302,443 options to buy Holding units had been granted and 47.2 million Holding units net of forfeitures, were subject to other Holding unit awards made under the 2010 Plan. Holding unit-based awards (including options) in respect of 12.5 million Holding units were available for grant as of December 31, 2015.

14)INCOME TAXES

   A summary of the income tax (expense) benefit in the consolidated statements of earnings (loss) follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)
Income tax (expense) benefit:
  Current (expense) benefit.................. $      (36) $    (552) $      197
  Deferred (expense) benefit.................       (150)    (1,143)      1,876
                                              ----------  ---------  ----------
Total........................................ $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   The Federal income taxes attributable to consolidated operations are different from the amounts determined by multiplying the earnings before income taxes and noncontrolling interest by the expected Federal income tax rate of 35.0%. The sources of the difference and their tax effects are as follows:

                                                 2015        2014       2013
                                              ----------  ---------  ----------
                                                        (IN MILLIONS)

Expected income tax (expense) benefit........ $     (578) $  (2,140) $    1,858
Noncontrolling interest......................        124        119         101
Separate Accounts investment activity........        181        116         122
Non-taxable investment income (loss).........          8         12          20
Tax audit interest...........................          1         (6)        (14)
State income taxes...........................          1         (4)         (6)
AB Federal and foreign taxes.................          2          4           2
Tax settlement...............................         77        212          --
Other........................................         (2)        (8)        (10)
                                              ----------  ---------  ----------
Income tax (expense) benefit................. $     (186) $  (1,695) $    2,073
                                              ==========  =========  ==========

   In second quarter 2015, the Company recognized a tax benefit of $77 million related to settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns.

   In second quarter 2014 the Company recognized a tax benefit of $212 million related to settlement of the IRS audit for tax years 2006 and 2007.

   In February 2014, the IRS released Revenue Ruling 2014-7, eliminating the IRS' previous guidance related to the methodology to be followed in calculating the Separate Account dividends received deduction ("DRD"). However, there remains the possibility that the IRS and the U.S. Treasury will address, through subsequent guidance, the issues previously raised related to the calculation of the DRD. The ultimate timing and substance of any such guidance is unknown. It is also possible that the calculation of the Separate Account DRD will be addressed in future legislation. Any such guidance or legislation could result in the elimination or reduction on either a retroactive or prospective basis of the Separate Account DRD tax benefit that the Company receives.

   The components of the net deferred income taxes are as follows:

                                                  DECEMBER 31, 2015         December 31, 2014
                                              ------------------------- -------------------------
                                               ASSETS     LIABILITIES    Assets     Liabilities
                                              --------- --------------- --------- ---------------
                                                                 (IN MILLIONS)

Compensation and related benefits............ $     110 $            -- $     150 $            --
Reserves and reinsurance.....................        --           1,740        --           1,785
DAC..........................................        --           1,253        --           1,162
Unrealized investment gains or losses........        --             134        --             614
Investments..................................        --           1,437        --           1,490
Net operating losses and credits.............       424              --       512              --
Other........................................        --              25       112              --
                                              --------- --------------- --------- ---------------
Total........................................ $     534 $         4,589 $     774 $         5,051
                                              ========= =============== ========= ===============

   As of December 31, 2015, the Company had $424 million of AMT credits which do not expire.

   The Company does not provide income taxes on the undistributed earnings of non-U.S. corporate subsidiaries except to the extent that such earnings are not permanently invested outside the United States. As of December 31, 2015, $255 million of accumulated undistributed earnings of non-U.S. corporate subsidiaries were permanently invested outside the United States. At existing applicable income tax rates, additional taxes of approximately $103 million would need to be provided if such earnings were remitted.

   At December 31, 2015 and 2014, of the total amount of unrecognized tax benefits $344 million and $397 million, respectively, would affect the effective rate.

   The Company recognizes accrued interest and penalties related to unrecognized tax benefits in tax expense. Interest and penalties included in the amounts of unrecognized tax benefits at December 31, 2015 and 2014 were $52 million and $77 million, respectively. For 2015, 2014 and 2013, respectively, there were $(25) million, $(43) million and $15 million in interest expense related to unrecognized tax benefits.

   A reconciliation of unrecognized tax benefits (excluding interest and penalties) follows:

                                                 2015       2014      2013
                                              ---------  ---------  --------
                                                       (IN MILLIONS)

Balance at January 1,........................ $     475  $     592  $    573
Additions for tax positions of prior years...        44         56        57
Reductions for tax positions of prior years..      (101)      (181)      (38)
Additions for tax positions of current year..        --          8        --
                                              ---------  ---------  --------
Balance at December 31,...................... $     418  $     475  $    592
                                              =========  =========  ========

   During the second quarter of 2015, the Company reached a settlement with the IRS on the appeal of proposed adjustments to the Company's 2004 and 2005 Federal corporate income tax returns. The IRS commenced their examination of the 2008 and 2009 tax years in 2015. It is reasonably possible that the total amounts of unrecognized tax benefit will change within the next 12 months due to the conclusion of IRS proceedings and the addition of new issues for open tax years. The possible change in the amount of unrecognized tax benefits cannot be estimated at this time.

15)ACCUMULATED OTHER COMPREHENSIVE INCOME (LOSS)

   AOCI represents cumulative gains (losses) on items that are not reflected in earnings (loss). The balances for the past three years follow:

                                                          DECEMBER 31,
                                              -----------------------------------
                                                 2015        2014         2013
                                              ----------  ----------  -----------
                                                         (IN MILLIONS)

Unrealized gains (losses) on investments..... $      241  $    1,122  $       153
Foreign currency translation adjustments.....        (58)        (33)         (12)
Defined benefit pension plans................        (12)       (780)        (757)
                                              ----------  ----------  -----------
Total accumulated other comprehensive income
  (loss).....................................        171         309         (616)
                                              ----------  ----------  -----------
Less: Accumulated other comprehensive
  (income) loss attributable to
  noncontrolling interest....................         57          42           13
                                              ----------  ----------  -----------
Accumulated Other Comprehensive Income
  (Loss) Attributable to AXA Equitable....... $      228  $      351  $      (603)
                                              ==========  ==========  ===========

   Immediately preceding the Assumption Transaction, the AXA Equitable QP had approximately $1,193 million unrecognized net actuarial losses in AOCI that were transferred to AXA Financial, resulting in an increase in AOCI and a decrease in additional paid in capital of $1,193 million ($772 million net of tax), the net impact to AXA Equitable's consolidated Shareholder's Equity was $0.

   The components of OCI for the past three years, net of tax, follow:

                                                  2015        2014       2013
                                               ----------  ---------  ----------
                                                         (IN MILLIONS)
Foreign currency translation adjustments:
  Foreign currency translation gains
   (losses) arising during the period......... $      (25) $     (21) $      (12)
  (Gains) losses reclassified into net
   earnings (loss) during the period..........         --         --          --
                                               ----------  ---------  ----------
  Foreign currency translation adjustment.....        (25)       (21)        (12)
                                               ----------  ---------  ----------
Change in net unrealized gains (losses) on
  investments:
  Net unrealized gains (losses) arising
   during the year............................     (1,020)     1,043      (1,550)
  (Gains) losses reclassified into net
   earnings (loss) during the year/(1)/.......         12         37          49
                                               ----------  ---------  ----------
Net unrealized gains (losses) on investments..     (1,008)     1,080      (1,501)
Adjustments for policyholders liabilities,
  DAC, insurance liability loss recognition
  and other...................................        127       (111)        302
                                               ----------  ---------  ----------
Change in unrealized gains (losses), net of
  adjustments and (net of deferred income
  tax expense (benefit) of $(480), $529 and
  $(654)).....................................       (881)       969      (1,199)
                                               ----------  ---------  ----------
Change in defined benefit plans:
  Net gain (loss) arising during the year.....         --        (95)        198
  Prior service cost arising during the year..         --         --          --
  Less: reclassification adjustments to net
  earnings (loss) for:/(2)/
   Amortization of net (gains) losses
     included in net periodic cost............         (4)        72         101
   Amortization of net prior service credit
     included in net periodic cost............         --         --          --
                                               ----------  ---------  ----------
Change in defined benefit plans (net of
  deferred income tax expense (benefit) of
  $(2), $(15) and $161).......................         (4)       (23)        299
                                               ----------  ---------  ----------
Total other comprehensive income (loss), net
  of income taxes.............................       (910)       925        (912)
Less: Other comprehensive (income) loss
  attributable to noncontrolling interest.....         15         29          (8)
                                               ----------  ---------  ----------
Other Comprehensive Income (Loss)
  Attributable to AXA Equitable............... $     (895) $     954  $     (920)
                                               ==========  =========  ==========

  /(1)/See "Reclassification adjustments" in Note 3. Reclassification amounts presented net of income tax expense (benefit) of $(6) million, $(19) million and $(26) million for 2015, 2014 and 2013, respectively.
  /(2)/These AOCI components are included in the computation of net periodic costs (see Note 12). Reclassification amounts presented net of income tax expense (benefit) of $2 million, $(39) million and $(54) million for 2015, 2014 and 2013, respectively.

   Investment gains and losses reclassified from AOCI to net earnings (loss) primarily consist of realized gains (losses) on sales and OTTI of AFS securities and are included in Total investment gains (losses), net on the consolidated statements of earnings (loss). Amounts reclassified from AOCI to net earnings (loss) as related to defined benefit plans primarily consist of amortizations of net (gains) losses and net prior service cost (credit) recognized as a component of net periodic cost and reported in Compensation and benefit expenses in the consolidated statements of earnings (loss). Amounts presented in the table above are net of tax.

16)COMMITMENTS AND CONTINGENT LIABILITIES

   Leases

   The Company has entered into operating leases for office space and certain other assets, principally information technology equipment and office furniture and equipment. Future minimum payments under non-cancelable operating leases for 2016 and the four successive years are $216 million, $215 million, $201 million, $189 million, $166 million and $946 million thereafter. Minimum future sublease rental income on these non-cancelable operating leases for 2016 and the four successive years is $32 million, $31 million, $30 million, $30 million, $13 million and $67 million thereafter.

   Restructuring

   As part of the Company's on-going efforts to reduce costs and operate more efficiently, from time to time, management has approved and initiated plans to reduce headcount and relocate certain operations. In 2015, 2014 and 2013, respectively, AXA Equitable recorded $3 million, $42 million and $85 million pre-tax charges related to severance and lease costs. The amounts recorded in 2014 and 2013 included pre-tax charges of $25 million and $52 million, respectively, related to the reduction in office space in the Company's 1290 Avenue of the Americas, New York, NY headquarters. The restructuring costs and liabilities associated with the Company's initiatives were as follows:

                                                       DECEMBER 31,
                                              -----------------------------
                                                2015       2014      2013
                                              --------  ---------  --------
                                                      (IN MILLIONS)
Balance, beginning of year................... $    113  $     122  $     52
Additions....................................       10         21       140
Cash payments................................      (32)       (24)      (66)
Other reductions.............................       (2)        (6)       (4)
                                              --------  ---------  --------
Balance, End of Year......................... $     89  $     113  $    122
                                              ========  =========  ========

   During 2013, AB recorded $28 million of pre-tax real estate charges related to a global office space consolidation plan. The charges reflected the net present value of the difference between the amount of AB's on-going contractual operating lease obligations for this space and their estimate of current market rental rates, as well as the write-off of leasehold improvements, furniture and equipment related to this space offset by changes in estimates relating to previously recorded real estate charges. Included in the 2013, real estate charge was a charge of $17 million related to additional sublease losses resulting from the extension of sublease marketing periods. AB will compare current sublease market conditions to those assumed in their initial write-offs and record any adjustments if necessary.

   Guarantees and Other Commitments

   The Company provides certain guarantees or commitments to affiliates and others. At December 31, 2015, these arrangements include commitments by the Company to provide equity financing of $568 million to certain limited partnerships under certain conditions. Management believes the Company will not incur material losses as a result of these commitments.

   AXA Equitable is the obligor under certain structured settlement agreements it had entered into with unaffiliated insurance companies and beneficiaries. To satisfy its obligations under these agreements, AXA Equitable owns single premium annuities issued by previously wholly owned life insurance subsidiaries. AXA Equitable has directed payment under these annuities to be made directly to the beneficiaries under the structured settlement agreements. A contingent liability exists with respect to these agreements should the previously wholly owned subsidiaries be unable to meet their obligations. Management believes the need for AXA Equitable to satisfy those obligations is remote.

   The Company had $18 million of undrawn letters of credit related to reinsurance at December 31, 2015. The Company had $866 million of commitments under existing mortgage loan agreements at December 31, 2015.

   AB maintains a guarantee in connection with the AB Credit Facility. If SCB LLC is unable to meet its obligations, AB will pay the obligations when due or on demand. In addition, AB maintains guarantees totaling $400 million for the three of SCB LLC's three uncommitted lines of credit.

   AB maintains a guarantee with a commercial bank, under which it guarantees the obligations in the ordinary course of business of SCB LLC, Sanford C. Bernstein Limited ("SCBL") and AllianceBernstein Holdings (Cayman) Ltd. ("AB Cayman"). AB also maintains three additional guarantees with other commercial banks under which it guarantees approximately $361 million of obligations for SCBL. In the event that SCB LLC, SCBL or AB Cayman is unable to meet its obligations, AB will pay the obligations when due or on demand.

   During 2009, AB entered into a subscription agreement under which it committed to invest up to $35 million, as amended in 2011, in a venture capital fund over a six-year period. As of December 31, 2015 AB had funded $32 million of this commitment.

   During 2010, as general partner of the AB U.S. Real Estate L.P. (the "Real Estate Fund"), AB committed to invest $25 million in the Real Estate
   Fund. As of December 31, 2015, AB had funded $1 million of this commitment.

   During 2012, AB entered into an investment agreement under which it committed to invest up to $8 million in an oil and gas fund over a three-year period. As of December 31, 2015, AB had funded $6 million of this commitment.

   In December 2015, AB provided a 60 day guarantee to a commercial bank for borrowings by a company-sponsored fund up to a maximum of $50 million. The bank provided the fund with a limited partner subscription line for the unfunded commitments of the fund's limited partners. The fund is expected to repay the bank by calling capital from the limited partners. To the extent the fund is not able to repay the loan to the bank, AB will repay the loan under the guarantee, up to $50 million. The fund will repay AB for all amounts paid by AB under the guarantee.

   AB has not been required to perform under any of the above agreements and currently have no liability in connection with these agreements.

17)LITIGATION

   INSURANCE LITIGATION

   A lawsuit was filed in the United States District Court of the District of New Jersey in July 2011, entitled Mary Ann Sivolella v. AXA Equitable Life Insurance Company and AXA Equitable Funds Management Group, LLC ("AXA Equitable FMG") ("Sivolella Litigation"). The lawsuit was filed derivatively on behalf of eight funds. The lawsuit seeks recovery under Section 36(b) of the Investment Company Act of 1940, as amended (the "Investment Company Act"), for alleged excessive fees paid to AXA Equitable and AXA Equitable FMG for investment management services. In November 2011, plaintiff filed an amended complaint, adding claims under Sections 47(b) and 26(f) of the Investment Company Act, as well as a claim for unjust enrichment. In addition, plaintiff purports to file the lawsuit as a class action in addition to a derivative action. In the amended complaint, plaintiff seeks recovery of the alleged overpayments, rescission of the contracts, restitution of all fees paid, interest, costs, attorney fees, fees for expert witnesses and reserves the right to seek punitive damages where applicable. In December 2011, AXA Equitable and AXA Equitable FMG filed a motion to dismiss the amended complaint. In May 2012, the Plaintiff voluntarily dismissed her claim under Section 26(f) seeking restitution and rescission under Section 47(b) of the 1940 Act. In September 2012, the Court denied the defendants' motion to dismiss as it related to the Section 36(b) claim and granted the defendants' motion as it related to the unjust enrichment claim.

   In January 2013, a second lawsuit was filed in the United States District Court of the District of New Jersey entitled Sanford et al. v. AXA Equitable FMG ("Sanford Litigation"). The lawsuit was filed derivatively on behalf of eight funds, four of which are named in the Sivolella lawsuit as well as four new funds, and seeks recovery under Section 36(b) of the Investment Company Act for alleged excessive fees paid to AXA Equitable FMG for investment management services. In light of the similarities of the allegations in the Sivolella and Sanford Litigations, the parties and the Court agreed to consolidate the two lawsuits.

   In April 2013, the plaintiffs in the Sivolella and Sanford Litigations amended the complaints to add additional claims under Section 36(b) of the Investment Company Act for recovery of alleged excessive fees paid to AXA Equitable FMG in its capacity as administrator of EQ Advisors Trust. The Plaintiffs seek recovery of the alleged overpayments, or alternatively, rescission of the contract and restitution of the excessive fees paid, interest, costs and fees. In January 2015, defendants filed a motion for summary judgment as well as various motions to strike certain of the Plaintiffs' experts in the Sivolella and Sanford Litigations. Also in January 2015, two Plaintiffs in the Sanford Litigation filed a motion for partial summary judgment relating to the EQ/Core Bond Index Portfolio as well as motions in limine to bar admission of certain documents and preclude the testimony of one of defendants' experts. In August 2015, the Court denied Plaintiffs' motions in limine and also denied both parties motions for summary judgment. The trial commenced in January 2016 and testimony concluded in February 2016. Closing arguments are scheduled to occur in May 2016 following post-trial briefing.

   In April 2014, a lawsuit was filed in the United States District Court for the Southern District of New York, entitled Andrew Yale, on behalf of himself and all others similarly situated v. AXA Life Insurance Company F/K/A AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of all persons and entities that, between 2011 and March 11, 2014, directly or indirectly, purchased, renewed or paid premiums on life insurance policies issued by AXA Equitable (the "Policies"). The complaint alleges that AXA Equitable did not disclose in its New York statutory annual statements or elsewhere that the collateral for certain reinsurance transactions with affiliated reinsurance companies was supported by parental guarantees, an omission that allegedly caused AXA Equitable to misrepresent its "financial condition" and "legal reserve system." The lawsuit seeks recovery under Section 4226 of the New York Insurance Law of all premiums paid by the class for the Policies during the relevant period. In June 2014, AXA Equitable filed a motion to dismiss the complaint on procedural grounds, which was denied in October 2014. In February 2015, plaintiffs substituted two new named plaintiffs and the action is now entitled Ross v. AXA Equitable Life Insurance Company. In July 2015, the Court granted AXA Equitable's motion to dismiss for lack of subject matter jurisdiction. In August 2015, plaintiffs filed a notice of appeal.

   In April 2015, the same plaintiffs' law firm filed a second action in the United States District Court for the Southern District of New York on behalf of a putative class of variable annuity holders with "Guaranteed Benefits Insurance Riders," entitled Calvin W. Yarbrough, on behalf of himself and all others similarly situated v. AXA Equitable Life Insurance Company. The new action covers the same class period, makes substantially the same allegations, and seeks the same relief (return of all premium paid by class members) as the first action on behalf of life insurance policyholders. In October 2015, the Court, on its own, dismissed the Yarbrough litigation on similar grounds as Ross. In October 2015, plaintiff filed a notice of appeal.

   A lawsuit was filed in the Supreme Court of the State of New York, County of Westchester, Commercial Division ("New York state court") in June 2014, entitled Jessica Zweiman, Executrix of the Estate of Anne Zweiman, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company. The lawsuit is a putative class action on behalf of "all persons who purchased variable annuities from AXA Equitable which subsequently became subject to the ATM Strategy, and who suffered injury as a result thereof." Plaintiff asserts that AXA Equitable breached the variable annuity contracts by implementing the volatility management tool. The lawsuit seeks unspecified damages. In July 2014, AXA Equitable filed a notice of removal to the United States District Court for the Southern District of New York. In September 2015, the New York federal district court granted AXA Equitable's motion to dismiss the Complaint. In October 2015, plaintiff filed a notice of appeal. In February 2016, plaintiff voluntarily dismissed her appeal.

   In November 2014, one of the plaintiff's law firms in Zweiman filed a separate lawsuit entitled Arlene Shuster, on behalf of herself and all others similarly situated v. AXA Equitable Life Insurance Company in the Superior Court of New Jersey, Camden County ("New Jersey state court"). This lawsuit is a putative class action on behalf of "all AXA [Equitable] variable life insurance policyholders who allocated funds from their Policy Accounts to investments in AXA's Separate Accounts, which were subsequently subjected to volatility-management strategy, and who suffered injury as a result thereof" and asserts a claim for breach of contract similar to the claim in Zweiman. In February 2016, the New Jersey State Court dismissed the Complaint.

   In August 2015, another of the plaintiff's law firms in Zweiman filed a third lawsuit entitled Richard T. O'Donnell, on behalf of himself and all other similarly situated v. AXA Equitable Life Insurance Company in Connecticut Superior Court, Judicial Division of New Haven ("Connecticut state court"). This lawsuit purports to cover the same class definition, makes substantially the same allegations, and seeks the same relief as in Zweiman. In November 2016, the Connecticut federal district court transferred the action to the United States District Court for the Southern District of New York.

   ALLIANCEBERNSTEIN LITIGATION

   During first quarter 2012, AB received a legal letter of claim (the "Letter of Claim") sent on behalf of Philips Pension Trustees Limited and Philips Electronics UK Limited ("Philips"), a former pension fund client, alleging that AB Limited (one of AB's subsidiaries organized in the United Kingdom) was negligent and failed to meet certain applicable standards of care with respect to the initial investment in, and management of, a (Pounds)500 million portfolio of U.S. mortgage-backed securities. Philips has alleged damages ranging between $177 million and $234 million, plus compound interest on an alleged $125 million of realized losses in the portfolio. On January 2, 2014, Philips filed a claim form ("Claim") in the High Court of Justice in London, England, which formally commenced litigation with respect to the allegations in the Letter of Claim. AB believes that it has strong defenses to these claims, which were set forth in AB's October 12, 2012 response to the Letter of Claim and AB's June 27, 2014 Statement of Defence in response to the Claim, and AB intends to defend this matter vigorously.

           ---------------------------------------------------------

   Although the outcome of litigation and regulatory matters generally cannot be predicted with certainty, management intends to vigorously defend against the allegations made by the plaintiffs in the actions described above and believes that the ultimate resolution of the matters described therein involving AXA Equitable and/or its subsidiaries should not have a material adverse effect on the consolidated financial position of AXA Equitable. Management cannot make an estimate of loss, if any, or predict whether or not any of the matters described above will have a material adverse effect on AXA Equitable's consolidated results of operations in any particular period.

   In addition to the matters described above, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against life and health insurers and asset managers in the jurisdictions in which AXA Equitable and its respective subsidiaries do business. These actions and proceedings involve, among other things, insurers' sales practices, alleged agent misconduct, alleged failure to properly supervise agents, contract administration, product design, features and accompanying disclosure, cost of insurance increases, the use of captive reinsurers, payments of death benefits and the reporting and escheatment of unclaimed property, alleged breach of fiduciary duties, alleged mismanagement of client funds and other matters. In addition, a number of lawsuits, claims, assessments and regulatory inquiries have been filed or commenced against businesses in the jurisdictions in which AXA Equitable and its subsidiaries do business, including actions and proceedings related to alleged discrimination, alleged breaches of fiduciary duties in connection with qualified pension plans and other general business-related matters. Some of the matters have resulted in the award of substantial judgments, including material amounts of punitive damages, or in substantial settlements. Courts, juries and regulators often have substantial discretion in awarding damage awards and fines, including punitive damages. AXA Equitable and its subsidiaries from time to time are involved in such actions and proceedings. While the ultimate outcome of such matters cannot be predicted with certainty, in the opinion of management no such matter is likely to have a material adverse effect on AXA Equitable's consolidated financial position or results of operations. However, it should be noted that the frequency of large damage awards, including large punitive damage awards and regulatory fines that bear little or no relation to actual economic damages incurred, continues to create the potential for an unpredictable judgment in any given matter.

18)INSURANCE GROUP STATUTORY FINANCIAL INFORMATION

   AXA Equitable is restricted as to the amounts it may pay as dividends to AXA Financial. Under New York Insurance law, a domestic life insurer may not, without prior approval of the NYDFS, pay a dividend to its shareholders exceeding an amount calculated based on a statutory formula. This formula would permit AXA Equitable to pay shareholder dividends not greater than approximately $1,525 million during 2016. Payment of dividends exceeding this amount requires the insurer to file a notice of its intent to declare such dividends with the NYDFS who then has 30 days to disapprove the distribution. For 2015, 2014 and 2013, respectively, AXA Equitable's statutory net income (loss) totaled $2,038 million, $1,664 million and $(28) million. Statutory surplus, capital stock and Asset Valuation Reserve ("AVR") totaled $5,895 million and $5,793 million at December 31, 2015 and 2014, respectively. In 2015, AXA Equitable paid $767 million in shareholder dividends and transferred approximately 10.0 million in Units of AB (fair value of $245 million) in the form of a dividend to AEFS. In 2014, AXA Equitable paid $382 million in shareholder dividends. In 2013, AXA Equitable paid $234 million in shareholder dividends and transferred approximately
   10.9 million in Units of AB (fair value of $234 million) in the form of a dividend to AEFS.

   At December 31, 2015, AXA Equitable, in accordance with various government and state regulations, had $55 million of securities on deposit with such government or state agencies.

   In 2015, AXA Equitable repaid $200 million of third party surplus notes at maturity. In 2014 and 2013 AXA Equitable, with the approval of the NYDFS, repaid at par value plus accrued interest of $825 million and $500 million, respectively, of outstanding surplus notes to AXA Financial.

   At December 31, 2015 and for the year then ended, there were no differences in net income (loss) and capital and surplus resulting from practices prescribed and permitted by NYDFS and those prescribed by NAIC Accounting Practices and Procedures effective at December 31, 2015.

   Accounting practices used to prepare statutory financial statements for regulatory filings of stock life insurance companies differ in certain instances from U.S. GAAP. The differences between statutory surplus and capital stock determined in accordance with Statutory Accounting Principles ("SAP") and total equity under U.S. GAAP are primarily: (a) the inclusion in SAP of an AVR intended to stabilize surplus from fluctuations in the value of the investment portfolio; (b) future policy benefits and policyholders' account balances under SAP differ from U.S. GAAP due to differences between actuarial assumptions and reserving methodologies; (c) certain policy acquisition costs are expensed under SAP but deferred under U.S. GAAP and amortized over future periods to achieve a matching of revenues and expenses; (d) under SAP, Federal income taxes are provided on the basis of amounts currently payable with limited recognition of deferred tax assets while under U.S. GAAP, deferred taxes are recorded for temporary differences between the financial statements and tax basis of assets and liabilities where the probability of realization is reasonably assured; (e) the valuation of assets under SAP and U.S. GAAP differ due to different investment valuation and depreciation methodologies, as well as the deferral of interest-related realized capital gains and losses on fixed income investments; (f) the valuation of the investment in AB and AB Holding under SAP reflects a portion of the market value appreciation rather than the equity in the underlying net assets as required under U.S. GAAP;
   (g) reporting the surplus notes as a component of surplus in SAP but as a liability in U.S. GAAP; (h) computer software development costs are capitalized under U.S. GAAP but expensed under SAP; (i) certain assets, primarily prepaid assets, are not admissible under SAP but are admissible under U.S. GAAP, (j) the fair valuing of all acquired assets and liabilities including intangible assets are required for U.S. GAAP purchase accounting and (k) cost of reinsurance which is recognized as expense under SAP and amortized over the life of the underlying reinsured policies under U.S. GAAP.

19)BUSINESS SEGMENT INFORMATION

   The following tables reconcile segment revenues and earnings (loss) from operations before income taxes to total revenues and earnings (loss) as reported on the consolidated statements of earnings (loss) and segment assets to total assets on the consolidated balance sheets, respectively.

                                                 2015         2014        2013
                                              ----------  -----------  ----------
                                                         (IN MILLIONS)
SEGMENT REVENUES:
Insurance/(1)/............................... $    6,822  $    12,656  $      (54)
Investment Management/(2)/...................      3,025        3,011       2,915
Consolidation/elimination....................        (28)         (27)        (21)
                                              ----------  -----------  ----------
Total Revenues............................... $    9,819  $    15,640  $    2,840
                                              ==========  ===========  ==========

  /(1)/Includes investment expenses charged by AB of approximately $45 million, $40 million and $37 million for 2015, 2014 and 2013, respectively, for services provided to the Company.
  /(2)/Intersegment investment advisory and other fees of approximately $73 million, $67 million and $58 million for 2015, 2014 and 2013, respectively, are included in total revenues of the Investment Management segment.

                                                  2015        2014        2013
                                              -----------  ---------- -----------
                                                         (IN MILLIONS)
SEGMENT EARNINGS (LOSS) FROM OPERATIONS,
BEFORE INCOME TAXES:
Insurance.................................... $     1,033  $    5,512 $    (5,872)
Investment Management/(1)/...................         618         603         564
Consolidation/elimination....................          (1)         --          (1)
                                              -----------  ---------- -----------
Total Earnings (Loss) from Operations,
  before Income Taxes........................ $     1,650  $    6,115 $    (5,309)
                                              ===========  ========== ===========

  /(1)/Net of interest expenses incurred on securities borrowed.

                                                             DECEMBER 31,
                                                        ----------------------
                                                           2015        2014
                                                        ----------  ----------
                                                             (IN MILLIONS)
SEGMENT ASSETS:
Insurance.............................................. $  182,738  $  184,018
Investment Management..................................     11,895      11,990
Consolidation/elimination..............................         (7)         (3)
                                                        ----------  ----------
Total Assets........................................... $  194,626  $  196,005
                                                        ==========  ==========

   In accordance with SEC regulations, the Investment Management segment includes securities with a fair value of $460 million and $415 million which have been segregated in a special reserve bank custody account at December 31, 2015 and 2014, respectively, for the exclusive benefit of securities broker-dealer or brokerage customers under the Exchange Act.

20)QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

   The quarterly results of operations for 2015 and 2014 are summarized below:

                                                              THREE MONTHS ENDED
                                              -------------------------------------------------
                                               MARCH 31    JUNE 30    SEPTEMBER 30  DECEMBER 31
                                              ---------- -----------  ------------ ------------
                                                                (IN MILLIONS)
2015
----
Total Revenues............................... $    3,567 $       220   $     5,714 $        318
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,437 $     1,973   $     2,375 $      1,384
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $      854 $    (1,025)  $     2,275 $       (640)
                                              ========== ===========   =========== ============

2014
----
Total Revenues............................... $    3,706 $     3,524   $     3,754 $      4,656
                                              ========== ===========   =========== ============
Total benefits and other deductions.......... $    2,195 $     2,342   $     2,186 $      2,802
                                              ========== ===========   =========== ============
Net earnings (loss).......................... $    1,056 $     1,038   $     1,077 $      1,249
                                              ========== ===========   =========== ============

                                    PART C

                               OTHER INFORMATION

Item 29. Financial Statements and Exhibits.

         (a) Financial Statements included in Part B for both the Member Retirement Account Program contract and the Retirement Investment Account Program contract, respectively:

                The financial statements of AXA Equitable Life Insurance Company and Separate Account Nos. 10 (Pooled), 4 (Pooled), 3 (Pooled) and 66 are included in each of the above contract's Statement of Additional Information, respectively.

         (b)    Exhibits.

                The following exhibits correspond to those required by paragraph (b) of item 29 as to exhibits in Form N-3:

         1. Resolutions of the Board of Directors of AXA Equitable Life Insurance Company ("AXA Equitable") authorizing the establishment of Separate Account Nos. 3, 4 and 10 and additional similar separate accounts, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant, filed April 14, 1986.

         2.     Not applicable.

         3.     Not applicable.

         4      (a)    Amended and Restated Participation Agreement among EQ
                       Advisors Trust, AXA Equitable Life Insurance Company
                       ("AXA Equitable"), AXA Distributors, LLC and AXA
                       Advisors dated July 15,2002 is incorporated herein by reference 13 Post-Effective Amendment No. 25 to the EQ
                       Advisor's Trust Registration Statement on Form N-1A
                       (File No. 333-17217 and 811-07953), filed on
                       February 7,2003.

                (a)(i) Amendment No. 1, dated May 2,2003, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 28 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 10,2004.

                (a)(ii)Amendment No. 2, dated July 9,2004, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15,2004.

               (a)(iii)Amendment No. 3, dated October 1,2004, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 35 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on October 15, 2004.

                (a)(iv)Amendment No. 4, dated May 1,2005, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 37 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 7,2005.

                (a)(v) Amendment No. 5, dated September 30, 2005, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 44 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 5,2006.

                (a)(vi)Amendment No. 6, dated August 1, 2006, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 51 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 2, 2007.

               (a)(vii)Amendment No. 7, dated May 1, 2007, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, ,AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 53 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 27, 2007.

              (a)(viii)Amendment No. 8, dated January 1, 2008, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 56 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on December 27, 2007.

                (a)(ix)Amendment No. 9, dated May 1, 2008, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 61 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 13, 2009.

                (a)(x) Amendment No. 10, dated January 1,2009, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 64 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on March 16, 2009.

                (a)(xi)Amendment No. 11, dated May 1,2009, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 67 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on April 15, 2009.

               (a)(xii)Amendment No. 12, dated September 29,2009, to the
                       Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 70 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on January 21, 2010.

              (a)(xiii)Amendment No. 13, dated August 16, 2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15, 2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

               (a)(xiv)Amendment No. 14, dated December 15,2010, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 77 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 3, 2011.

                (a)(xv)Amendment No. 15, dated June 7,2011, to the Amended and
                       Restated Participation Agreement among EQ Advisors Trust, AXA Equitable, AXA Distributors, LLC and AXA Advisors dated July 15,2002 incorporated herein by reference and/or previously filed with Post-Effective Amendment No. 84 To the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on August 17, 2011.

               (a)(xvi)Amendment No. 16, dated April 30, 2012, to the Amended and Restated Participation Agreement among EQ Advisors Trust, AXA Equitable and AXA Distributors, LLC, dated July 15,2002 incorporated herein by reference to Post-Effective Amendment No. 96 to the EQ Advisor's Trust Registration Statement (File No. 333-17217) on Form N-1A filed on February 7, 2012.

              (a)(b)(i)Second Amended and Restated Participation Agreement
                       among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(ii)Amendment No. 1 dated as of June 4, 2013 to the Second
                       Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

            (a)(b)(iii)Amendment No. 2 dated as of October 21, 2013 to the
                       Second Amended and Restated Participation Agreement among the Trust, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated May 23, 2012, incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on July 22, 2013.

             (a)(b)(iv)Amendment No. 3, dated as of April 4, 2014 ("Amendment
                       No. 3"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

              (a)(b)(v)Amendment No. 4, dated as of June 1, 2014 ("Amendment
                       No. 4"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 30, 2014.

             (a)(b)(vi)Amendment No. 5, dated as of July 16, 2014 ("Amendment
                       No. 5"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on February 5, 2015.

            (a)(b)(vii)Amendment No. 6, dated as of April 30, 2015 ("Amendment
                       No. 6"), to the Second Amended and Restated
                       Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among EQ Advisors Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to EQ Advisors Trust Registration Statement on Form N-1A (File No. 333-17217) filed on April 16, 2015.

                (b) Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to and/or previously filed with Pre-Effective Amendment No. 1 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on December 10, 2001.

                (b)(i) Amendment No. 1, dated as of August 1,2003 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 6 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 25, 2004.

                (b)(ii)Amendment No. 2, dated as of May 1,2006 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3, 2001 incorporated herein by reference to Post-Effective Amendment No. 16 to AXA Premier VIP Trust Registration Statement (File: No. 333-70754) on Form N-1A filed on June 1, 2006.

               (b)(iii)Amendment No. 3, dated as of May 25, 2007 to the
                       Participation Agreement among AXA Premier VIP Trust, AXA Equitable, AXA Advisors, AXA Distributors, LLC and EDI dated as of December 3,2001 incorporated herein by reference to Post-Effective Amendment No. 20 to AXA Premier VIP Trust Registration Statement (File No. 333-70754) on Form N-1A filed on February 5, 2008.

                (b)(iv)Amended and Restated Participation Agreement among the
                       Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on July 22, 2013.

                (b)(v) Amendment No. 1 dated as of October 21, 2013, to the
                       Amended and Restated Participation Agreement among the Registrant, AXA Equitable, FMG LLC and AXA Distributors, LLC, dated as of May 23, 2012, incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A (File No. 333-70754) filed on October 2, 2013.

                (b)(vi)Amendment No. 2, dated as of April 18, 2014 ("Amendment
                       No. 2") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A
                       (File No. 333-70754) filed on January 12, 2015.

               (b)(vii)Amendment No. 3, dated as of July 8, 2014 ("Amendment
                       No. 3") to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement") by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A
                       (File No. 333-70754) filed on January 12, 2015.

              (b)(viii)Amendment No. 4, dated as of December 10, 2014
                       ("Amendment No. 4"), to the Amended and Restated Participation Agreement, dated as of May 23, 2012, as amended ("Agreement"), by and among AXA Premier VIP Trust ("Trust"), AXA Equitable Life Insurance Company, AXA Equitable Funds Management Group, LLC and AXA Distributors, LLC (collectively, the "Parties"), incorporated herein by reference to AXA Premier VIP Trust Registration Statement on Form N-1/A
                       (File No. 333-70754) filed on January 12, 2015.

         5.     (a)    Sales Agreement, dated as of January 1, 1996, by and
                       among Equico Securities, Inc., Equitable, and Separate
                       Account A, Separate Account No. 301 and Separate Account
                       No. 51, incorporated by reference to Exhibit No. 4(d) to Registration Statement No. 33-76028 filed on April 29,
                       1996.

                (b) Distribution Agreement for services by The Equitable Life Assurance Society of the United States to AXA Network, LLC and its subsidiaries dated January 1, 2000, incorporated by reference to Exhibit No. 3(d) to Registration Statement File No. 33-58950, filed on
                       April 19, 2001.

                (c) Transition Agreement for services by AXA Network, LLC and its subsidiaries to The Equitable Life Assurance Society of the United States dated January 1, 2000, incorporated by reference to Exhibit No. 3(e) to Registration File No. 33-58950, filed on April 19, 2001.

                (d) General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, previously filed with this Registration Statement (File No. 2-30070) on April 19, 2004.

                (d)(i) First Amendment dated as of January 1, 2003 to General Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (d)(ii) Second Amendment dated as of January 1, 2004 to General
                        Agent Sales Agreement dated January 1, 2000 between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) on April 24, 2012.

                (d)(iii)Third Amendment dated as of July 19, 2004 to General
                        Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

                (d)(iv) Fourth Amendment dated as of November 1, 2004 to
                        General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-127445), filed on August 11, 2005.

               (d)(v) Fifth Amendment dated as of November 1, 2006, to General Agent Sales Agreement dated as of January 1, 2000 by and between The Equitable Life Assurance Society of the United States and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(vi) Sixth Amendment dated as of February 15, 2008, to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(vii) Seventh Amendment dated as of February 15, 2008, to
                        General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(viii)Eighth Amendment dated as of November 1, 2008, to
                        General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries previously filed with this Registration Statement on Form N-4 (File No. 2-30070) filed on April 20, 2009.

               (d)(ix) Ninth Amendment dated as of November 1, 2011 to General Agent Sales Agreement dated as of January 1, 2000 by and between AXA Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries incorporated herein by reference to the Registration Statement filed on Form N-4 (File No. 333-05593) filed on April 24, 2012.

               (d)(x) Tenth Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                        (File No. 333-178750) filed on October 16, 2014.

               (d)(xi) Eleventh Amendment dated as of November 1, 2013, to General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                        (File No. 333-178750) filed on October 16, 2014.

               (d)(xii) Twelfth Amendment dated as of November 1, 2013, to
                        General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to Registration Statement on Form N-4
                        (File No. 333-178750) filed on October 16, 2014.

               (d)(xiii)Thirteenth Amendment dated as of October 1, 2014 to
                        General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries, incorporated herein by reference to the Registration Statement on Form N-4
                        (File No. 333-202147), filed on September 9, 2015.

               (d)(xiv) Fourteenth Amendment dated as of August 1, 2015 to
                        General Agent Sales Agreement dated as of January 1, 2000, by and between AXA Equitable Life Insurance Company (formerly known as The Equitable Life Assurance Society of the United States) and AXA Network, LLC and its subsidiaries,incorporated herein by reference to this Registration Statement on Form N-4 (File No. 2-30070), filed on April 19, 2016.

                       The following Exhibits relate to the Retirement Investment Account:

         6.     (a)(1) Group Annuity Contract AC 5000 - 83T (No. 15,740)
                       between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (a)(2) Riders 1, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract
                       AC 5000 - 83T (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, as executed, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                (a)(3) Form of Rider 8 to Group Annuity Contract AC 5000 - 83T
                       (No. 15,740) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                (a)(4) Form of Rider 9 to Group Annuity Contract AC 5000 - 83T
                       between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(a)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                (b)(1) Group Annuity Contract AC 5000 - 83E (No. 15,739)
                       between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (b)(2) Riders l, 2, 3, 4, 5, 6 and 7 to Group Annuity Contract
                       AC 5000 - 83E (No. 15,739) between Equitable and United States Trust Company of New York as Trustee under Retirement Investment Account Retirement Trust, as executed, incorporated by reference to Registration
                       No. 2-91983 on Form N-3 of Registrant filed April 14,
                       1986.

                (b)(3) Form of Rider 8 to Group Annuity Contract AC 5000 - 83E
                       (No. 15,739) between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                (b)(4) Form of Rider 9 to Group Annuity Contract AC 5000 - 83E
                       between Equitable and United States Trust Company of New York, as Trustee under Retirement Investment Account Master Retirement Trust, incorporated by reference to Exhibit No. 6(b)4 to Registration Statement No. 33-76028 filed on March 3, 1994.

                (c)(1) Retirement Investment Account Master Retirement Trust
                       effective as of January 1, 1979, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (c)(2) Amendment to the Retirement Investment Account Master
                       Retirement Trust effective July 1, 1984, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (c)(3) Revised Retirement Investment Account Master Retirement
                       Trust effective as of March 1, 1990, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 27, 1990.

                (c)(4) Form of Restated Retirement Investment Account Master
                       Retirement Trust as submitted to the Internal Revenue Service, incorporated by reference to Registration
                       No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                The following Exhibits relate to the Members Retirement Program:

                (d) Exhibit 6(e) (Copy of Group Annuity Contract AC 6059, effective August 30, 1984, among the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (e) Exhibit 6(f) (Form of Rider No. 1 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                (f) Exhibit 6(g) (Form of Rider No. 2 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-34554 on Form N-3 of Registrant, filed April 26, 1990.

                (g) Form of Rider No. 3 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Registration
                       No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (h) Form of Rider No. 4 to Group Annuity Contract AC 6059 between the United States Trust Company of New York and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-46995 on Form N-3 of Registrant, filed March 2, 1993.

                (i) Form of Rider No. 5 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 2 to Registration Statement No. 33-91588 on Form N-3 of Registrant, filed April 29, 1997.

                (j) Form of Rider No. 6 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on
                       Form N-3 of Registrant, filed April 27, 2006.

                (k) Form of Rider No. 7 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on
                       Form N-3 of Registrant, filed April 27, 2006.

                (l) Form of Rider No. 8 to Group Annuity Contract AC 6059 between The Chase Manhattan Bank, N.A. and The Equitable Life Assurance Society of the United States, incorporated by reference to Post-Effective Amendment No. 1 to Registration Statement No. 333-124410 on
                       Form N-3 of Registrant, filed April 27, 2006.

                (m) Membership Retirement Program GIO Rider (Form No. APC 10-36-15 AC 6059 Rider 12), filed with this Registration Statement (File No. 333-142459) on April 21, 2016.

                The following exhibits relate to the Retirement Investment
                Account:

         7.     (a)    Retirement Investment Account Enrollment Forms -
                       Including Participation and Enrollment Agreements, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (b)(1) Supplementary Agreement to Master Retirement Trust
                       Participation Agreement, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 14, 1986.

                (b)(2) Supplementary Agreement B to Master Retirement Trust
                       Participation Agreement (RIA Loans), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 28, 1988.

                (b)(3) Form of Supplementary Agreement A to Master Retirement
                       Trust Participation Agreement (RIA Partial Funding), as amended, incorporated by reference to Registration
                       No. 2-91983 on Form N-3 of Registrant filed April 30,
                       1991.

                (b)(4) Form of Supplementary Agreement to Master Retirement
                       Trust Participation Agreement (The Bond Account), incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed February 25, 1992.

                (c) Basic Installation Information Form, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                (d) RIA Installation Agreement, dated May, 1989, incorporated by reference to Registration No. 2-91983 on Form N-3 of Registrant filed April 24, 1992.

                The following Exhibits relate to the Members Retirement Program:

                (e) Exhibit 7(k) (Form of Participation Agreement for the standardized profit-sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (f) Exhibit 7(l) (Form of Participation Agreement for the non-standardized Profit-Sharing Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (g) Exhibit 7(m) (Form of Participation Agreement for the standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (h) Exhibit 7(n) (Form of Participation Agreement for the non-standardized Defined Contribution Pension Plan under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 1 on Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 16, 1986.

                (i) Exhibit 7(r) (Copy of Attachment to Profit Sharing Participation Agreement under the Association Members Retirement Plan of the Equitable Life Assurance Society of the United States), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (j) Exhibit 7(0)(2) (Form of Participant Enrollment Form under the Association Members Program), incorporated by reference to Post-Effective Amendment No. 2 in Form N-3 to Registration Statement on Form S-1 of Registrant, filed April 21, 1987.

                (k) Exhibit 7(t) (Form of Standardized Participation Agreement under the Association Members Defined Benefit Pension Plan), incorporated by reference to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1988.

                (l) Exhibit 7(ee) (Form of Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (m) Exhibit 7(ff) (Form of Non-Standardized Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (n) Exhibit 7(gg) (Form of Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (o) Exhibit 7(hh) (Form of Non-Standardized Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (p) Exhibit 7 (ii) (Form of Simplified Participation Agreement for the Defined Contribution Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (q) Exhibit 7(jj) (Form of Simplified Participation Agreement for the Profit-Sharing Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (r) Exhibit 7(kk) (Form of Standardized (and non-integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (s) Exhibit 7(11) (Form of Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (t) Exhibit 7 (mm) (Form of Non-Standardized (and nonintegrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to PostEffective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (u) Exhibit 7(nn) (Form of Non-Standardized (and integrated) Participation Agreement for the Defined Benefit Pension Plan under the Association Members Program, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (v) Form of First Amendment to the Members Retirement Plan of The Equitable Life Assurance Society of the United States Participation Agreement, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (w) Membership Retirement Program Enrollment Form previously filed with this Registration Statement (File
                       No. 333-142459) on April 24, 2009.

         8.     (a)    Restated Charter of AXA Equitable, as amended August 31,
                       2010, incorporated herein by reference to Registration
                       Statement on Form N-4 (File No. 333-05593) on April 24,
                       2012.

                (b) By-Laws of AXA Equitable, as amended September 7, 2004, incorporated herein by reference to Exhibit No. 6.(c) to Registration Statement on Form N-4, (File
                       No. 333-05593), filed on April 20, 2006.

         9.     Not Applicable.

         10.    Not Applicable.

         11.    (a)    Exhibit 11(e)(2) (Form of Association Members Retirement
                       Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No.
                       33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (b) Exhibit 11(j)(2) (Form of Association Members Retirement Trust, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration No. 33-21417 on Form N-3 of Registrant, filed April 26, 1989.

                (c) Exhibit 11(k) (Copy of the Association Members Pooled Trust for Retirement Plans, as submitted to the Internal Revenue Service on March 3, 1987), incorporated by reference to Post-Effective Amendment No. 2 to Registration on Form S-1 of Registrant, filed April 21, 1987.

                (d) Exhibit 11(o) (Form of Association Members Defined Benefit Pension Plan, as filed with the Internal Revenue Service on April 18, 1989), incorporated by reference to Post-Effective Amendment No. 2 to Registration
                       No. 3321417 on Form N-3 of Registrant, filed April 26, 1989.

                (e) Form of First Amendment to the Pooled Trust for Association Members Retirement Plans of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (f) Form of First Amendment to the Association Members Retirement Plan of The Equitable Life Assurance Society of the United States, as filed with the Internal Revenue Service on December 23, 1991, incorporated by reference to Registration No. 33-46995 on Form N-3 of Registrant, filed April 8, 1992.

                (g) Form of Basic Plan Document (No. 1) for Volume Submitter plan as filed with the Internal Revenue Service in November 2003, incorporated by reference to Exhibit
                       No. 7(m) to the Registration Statement on Form N-3 covering Separate Account 4, filed on April 27, 2004.

                (h) Membership Retirement Program Form of IRS Pre-Approved Defined Contribution Prototype Plan and Trust Basic Plan Document [DC-BPD #03], as filed with the Internal Revenue Service in April, 2012, is filed with this Registration Statement (File No. 333-142459) on
                       April 21, 2016.

         12. Opinion of Shane Daly, Esq., Vice President and Associate General Counsel of AXA Equitable, as to the legality of the securities being registered, filed herewith.

         13.    (a)    Consent of PricewaterhouseCoopers LLP, filed herewith.

                (b)    Powers of Attorney, filed herewith.

Item 30. Directors and Officers of AXA Equitable.

         Set forth below is information regarding the directors and principal officers of AXA Equitable. AXA Equitable's address is 1290 Avenue of the Americas, New York, New York 10104. The business address of the persons whose names are preceded by an asterisk is that of AXA Equitable.


NAME AND PRINCIPAL             POSITIONS AND OFFICES WITH
BUSINESS ADDRESS               AXA EQUITABLE
------------------             --------------------------
DIRECTORS

Henri de Castries              Director
AXA
25, Avenue Matignon
75008 Paris, France

Denis Duverne                  Director
AXA
25, Avenue Matignon
75008 Paris, France

Barbara Fallon-Walsh           Director
1670 Stephens Drive
Wayne, PA 19087

Daniel G. Kaye                 Director
767 Quail Run
Inverness, IL 60067

Peter S. Kraus                 Director
AllianceBernstein Corporation
1345 Avenue of the Americas
New York, NY 10105

Kristi A. Matus                Director
Athenahealth, Inc.
311 Arsenal Street
Watertown, MA 02472

Ramon de Oliveira              Director
Investment Audit Practice, LLC
70 South Fifth Street
Park Ridge, NJ 07656

Bertram L. Scott               Director
Novant Health, Inc.
108 Providence Road
Charlotte, NC 28207

Lorie A. Slutsky               Director
The New York Community Trust
909 Third Avenue
New York, NY 10022

Richard C. Vaughan             Director
764 Lynnmore Lane
Naples, FL 34108-7522

OFFICER-DIRECTOR

*Mark Pearson                  Chairman of the Board,
                               Chief Executive Officer, Director and President

OTHER OFFICERS

*Dave S. Hattem                Senior Executive Director and General Counsel

*Heinz-Juergen Schwering       Managing Director and Chief Risk Officer

*Anders B. Malmstrom           Senior Executive Director and Chief Financial
                               Officer

*Salvatore Piazzolla           Senior Executive Director and Chief Human
                               Resources Officer

*Priscilla Sims Brown          Senior Executive Director and Chief Marketing
                               Officer

*Joshua E. Braverman           Senior Executive Director, Chief Investment
                               Officer and Treasurer

*Anthony F. Recine             Managing Director, Chief Compliance Officer and
                               Deputy General Counsel

*Sharon A. Ritchey             Senior Executive Director and Chief Operating
                               Officer

*Michael B. Healy              Executive Director and Chief Information Officer

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*Nicholas B. Lane              Senior Executive Director and Head of U.S. Life
                               and Retirement

*Kevin Molloy                  Senior Executive Director

*Todd Solash                   Senior Executive Director

*Keith Floman                  Managing Director and Chief Actuary

*David Kam                     Managing Director and Actuary

*Michel Perrin                 Managing Director and Actuary

*Karen Field Hazin             Lead Director, Secretary and Associate General
                               Counsel

*Naomi J. Weinstein            Lead Director

Item 31. Persons Controlled by or Under Common Control with the Insurance Company or Registrant.

          Separate Account Nos. 3, 4, 10 and 66 of AXA Equitable Life Insurance Company (the "Separate Accounts") are separate accounts of AXA Equitable. AXA Equitable, a New York stock life insurance company is a wholly owned subsidiary of AXA Financial, Inc. (the "Holding Company").

          AXA owns 100% of the Holding Company's outstanding common stock plus convertible preferred stock. AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including AXA Equitable. AXA, a French company, is the holding company for an international group of insurance and related financial services companies.

          (a) The 2015 AXA Group Organizational Charts are incorporated herein by reference to Exhibit 26(a) to Registration Statement (File No. 333-207015) on Form N-6, filed December 23, 2015.

          (b) The AXA Financial, Inc. - Subsidiary Organization Chart: Q4-2015 is incorporated herein by reference to Exhibit 26(b) to Registration Statement (File No. 2-30070) on Form N-4 filed April 19, 2016.

Item 32. Number of Contractowners

         As of March 31, 2016 there were 327 participants of Retirement Investment Account Contracts offered by the registrant, all of which are qualified contracts. As of the same date, there were 4,045 participants in the Members Retirement Program offered by the registrant, all of which are qualified contracts.

Item 33. Indemnification

         (a)    Indemnification of Directors and Officers

         The By-Laws of AXA Equitable Life Insurance Company ("AXA Equitable") provide, in Article VII, as follows:

         7.4    Indemnification of Directors, Officers and Employees.

                (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                     (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate is or was a director, officer or employee of the Company shall be indemnified by the Company;

                     (ii) any person made or threatened to be made a party to
                          any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                     (iii)the related expenses of any such person in any of
                          said categories may be advanced by the Company.

                (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. (Business Corporation Law ss. 721-726: Insurance Law ss. 1216.)

                The directors and officers of AXA Equitable are insured under policies issued by X.L. Insurance Company, Arch Insurance Company, Endurance Specialty Insurance Company, U.S. Specialty Insurance, ACE, Chubb Insurance Company, AXIS Insurance Company and Zurich Insurance Company. The annual limit on such policies is $105 million, and the policies insure that officers and directors against certain liabilities arising out of their conduct in such capacities.

         (b)    Indemnification of Principal Underwriters

                For the Retirement Investment Account:

                     To the extent permitted by law of the State of New York and subject to all applicable requirements thereof, AXA Advisors, LLC has undertaken to indemnify each of its directors and officers who is made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact the director or officer, or his or her testator or intestate, is or was a director or officer of AXA Advisors, LLC.

                For the Members Retirement Program:

                     Not applicable. Presently, there is no Principal Underwriter of the contracts. AXA Equitable provides marketing and sales services for distribution of the contracts. No commissions are paid; however, incentive compensation is paid to AXA Equitable employees who provide these services based upon first year plan distributions and number of plans sold.

         (c)    Undertaking

                     Insofar as indemnification for liability arising under the Securities Act of 1933 ("Act") may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 34. Business and Other Connections of Investment Adviser

              AXA Equitable Life Insurance Company ("AXA Equitable") acts as the investment manager for Separate Account Nos. 3, 4 and 10. With respect to Alliance Capital Management L.P. ("Alliance"), a publicly-traded limited partnership, is indirectly majority-owned by AXA Equitable and provides personnel and facilities for portfolio selection and transaction services. Alliance recommends the securities investments to be purchased and sold for Separate Account Nos. 3, 4 and 10, and arranges for the execution of portfolio transactions. Alliance coordinates related accounting and bookkeeping functions with AXA Equitable. Both AXA Equitable and Alliance are registered investment advisers under the Investment Advisers Act of 1940.

              Information regarding the directors and principal officers of AXA Equitable is provided in Item 30 of this Part C and is incorporated herein by reference.

       Set forth below is certain information regarding the directors and principal officers of AllianceBernstein Corporation ("AllianceBernstein"). The business address of the AllianceBernstein persons whose names are preceded by an asterisk is 1345 Avenue of the Americas, New York, New York 10105.

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  --------------------------
DIRECTORS

* Peter S. Kraus               Chairman of the      Chairman of the Board of
                               Board                the General Partner, Chief
                               of Directors and     Executive Officer,
                               Chief Executive      AllianceBernstein, and
                               Officer              Holding (December 2008 to
                                                    present) and member of the
                                                    Management Committee of
                                                    AXA (April 2010)

Christopher M. Condron         Director             Independent Director

Denis Duverne                  Director             Deputy Chief Executive
AXA                                                 Officer, AXA (April
25, Avenue Matignon                                 2010-present)
75008, Paris, France

* Steven G. Elliott            Director             Independent Director

*Deborah S. Hechinger          Director             Independent Consultant on
                                                    Non-profit Governance

Weston M. Hicks                Director             President and Chief
Alleghany Corporation                               Executive Officer
7 Times Square Tower                                -Alleghany Corporation
New York, NY 10036

* Heidi S. Messer              Director             Co-Founder and Chair of
Collective[i]                                       Cross Commerce Media, host
130 Madison Avenue                                  to Collective[i]
New York, NY 10016                                  (2007-present)

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  --------------------------

Mark Pearson                   Director             Director, President and
AXA Financial, Inc.                                 Chief Executive Officer of
1290 Avenue of the Americas                         AXA Financial, and
New York, NY 10104                                  Chairman and Chief
                                                    Executive Officer of AXA
                                                    Equitable.

Scott A. Schoen                Director             CEO of Baylon Capital
535 Boylston Street                                 Management (2013 -
9th Floor                                           present) and Senior
Boston, MA 02116                                    Advisor to Thomas H. Lee
                                                    Partners, L.P (2012 -
                                                    present)

Lorie A. Slutsky               Director             President and Chief
The New York Community Trust                        Executive Officer, The New
2 Park Avenue                                       York Community Trust
24th Floor                                          (since January 1990)
New York, NY 10016

Christian Thimann              Director             Member of Executive
AXA                                                 Committee of AXA (January
25, Avenue Matignon                                 2014 - present)
75008 Paris, France

* Joshua A. Weinreich          Director             Independent Directorship

             (1)                       (2)                     (3)
                                  POSITIONS AND        PRINCIPAL OCCUPATION
NAME AND PRINCIPAL                OFFICES WITH        (AND OTHER POSITIONS)
BUSINESS ADDRESS                ALLIANCEBERNSTEIN      WITHIN PAST 2 YEARS
------------------             -------------------  --------------------------
OFFICERS

* Peter S. Kraus               Chairman and Chief   See Column 2.
                               Executive Officer

* Laurence E. Cranch           General Counsel      See Column 2.

* James A. Gingrich            Chief Operating      See Column 2.
                               Officer

Robert P. van Brugge           Chairman and CEO of  See Column 2.
                               SBC LLC

John C. Weisenseel             Chief Financial      See Column 2.
                               Officer

Item 35. Principal Underwriters

                For Retirement Investment Account:

         (a) AXA Advisors, LLC, an affiliate of AXA Equitable, MONY Life Insurance Company and MONY Life Insurance Company of America, is the principal underwriter for AXA Equitable's Separate Account A, Separate Account No. 301, Separate Account No. 45, Separate Account 49, Separate Account I, Separate Account FP and AXA Premier VIP Trust and EQ Avisors Trust; and of MONY Variable Account A, MONY Variable Account L, MONY America Variable Account A, MONY America Variable Account L, MONY Variable Account S, and Keynote Series Account. AXA Advisors, LLC's principal business address is 1290 Avenue of the Americas, New York, NY 10104.

                For Members Retirement Program:

                Not applicable. Presently, there is no Principal Underwriter of the contracts, see Item 33(b) of this Part C which is incorporated by reference.

         (b) See Item 30 of this Part C, which is incorporated herein by reference.

         (c)    Not applicable.

Item 36. Location of Accounts and Records

         AXA Equitable Life Insurance Company

         135 West 50th Street
         New York, New York 10020

         1290 Avenue of the Americas
         New York, New York 10104

         500 Plaza Drive
         Secaucus, New Jersey 07094

Item 37. Management Services

         Not applicable.

Item 38. Undertakings

         The Registrant hereby undertakes the following:

                (a) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

                (b) to include (1) as part of its applications to purchase any contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information;

                (c) to deliver any Statement of Additional Information and any financial statements required to be made available under this form promptly upon written or oral request; and

                (d) AXA Equitable represents that the fees and charges deducted under the Contract described in this Registration Statement, in the aggregate, are reasonable in relation to the services rendered, the expenses to be incurred, and the risks assumed by AXA Equitable under the Contract.

                                  SIGNATURES

       As required by the Securities Act of 1933, the Registrant has duly caused this Amendment to the Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of April, 2016.

                                   AXA EQUITABLE LIFE INSURANCE COMPANY
                                                   (Registrant)

                                   By:  AXA Equitable Life Insurance Company

                                   By:  /s/ Shane Daly
                                        ----------------------------------------
                                        Shane Daly
                                        Vice President and Associate General
                                        Counsel

                                  SIGNATURES

       As required by the Securities Act of 1933, the Depositor has caused this Registration Statement to be signed on its behalf, in the City and State of New York, on this 21st day of April, 2016.

                                         AXA EQUITABLE LIFE INSURANCE COMPANY
                                                      (Depositor)

                                         By:  /s/ Shane Daly
                                              ----------------------------------
                                              Shane Daly
                                              Vice President and Associate
                                              General Counsel

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the date indicated:

PRINCIPAL EXECUTIVE OFFICER:

*Mark Pearson                  Chairman of the Board, Chief Executive Officer,
                               Director and President

PRINCIPAL FINANCIAL OFFICER:

*Anders B. Malmstrom           Senior Executive Director
                               and Chief Financial Officer

PRINCIPAL ACCOUNTING OFFICER:

*Andrea M. Nitzan              Executive Director, Chief Accounting Officer
                               and Controller

*DIRECTORS:

Barbara Fallon-Walsh          Mark Pearson
Daniel G. Kaye                Bertram Scott
Peter S. Kraus                Lorie A. Slutsky
Kristi A. Matus               Richard C. Vaughan

*By:  /s/ Shane Daly
      --------------------------
      Shane Daly
      Attorney-in-Fact
      April 21, 2016

                                 EXHIBIT INDEX

EXHIBIT NO.                                                           TAG VALUE
-----------                                                           ---------

  6.(m)      Membership Retirement Program GIO Rider (Form
             APC 10-036-15 AC 6059 Rider 12)                            EX-99.6m

  11.(h)     Membership Retirement Program Form of IRS Pre-Approved
             Defined Contribution Prototype Plan and Trust Basic
             Plan Document [DC-BPD #03]                               EX-99.11.h

  12         Opinion and Consent of Counsel                             EX-99.12

  13(a)      Consent of PricewaterhouseCoopers LLP                     EX-99.13a

  13(b)      Powers of Attorney                                        EX-99.13b